UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 through October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Nationwide Mutual Funds

AnnualReport

October 31, 2011

Alternatives Allocation Fund

Nationwide Alternatives Allocation Fund

AnnualReport

October 31, 2011

Contents

1	Message to Shareholders
6	Summary of Market Environment

Nationwide Alternatives Allocation Fund

14	Statement of Investments

22	Statement of Assets and Liabilities

24	Statement of Operations

25	Statement of Changes in Net Assets

27	Financial Highlights

28	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Approval of Advisory and Sub-Advisory Agreements

45	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

October 31, 2011

Dear Shareholder,

Mark Twain astutely observed, “Climate is what we expect, weather is what we get.” Stormy, volatile weather has plagued the global economy during the 12-month reporting period ended October 31, 2011. Like the recent surprise October snowstorm in the mid-Atlantic and northeastern regions of the United States, wild economic conditions now have many investors expecting the unexpected.

The good news is that while we can’t control the external state of economic affairs, we can take charge of how we proactively plan for whatever may happen. Nationwide Mutual Funds takes a long-term, outcome-based approach to providing investment solutions designed to shepherd investors through all types of economic environments. The Funds offer careful asset allocation, diversification and prudent risk management to help you and your investment professional, rain or shine.

It’s true that the global economy faces unprecedented challenges, including the European debt crisis, unresolved U.S. fiscal policy, and lackluster consumer confidence. However, it’s important for investors to see beyond the ups and downs of day-to-day headlines and instead focus on maintaining a forward-looking investment plan that is strategic and robust.

As 2011 comes to a close and we begin 2012, we hope that market conditions will provide support for stronger growth and less volatility. But, if unpredictability persists, you can be confident that at Nationwide Mutual Funds we have the foundation, experience and dedication needed to serve you as you pursue your future investment goals.

Thank you for choosing to invest in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve investment performance that may have a low correlation to the performance of more traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes.

Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index. Although each sleeve may invest in the securities included in its respective index, each of the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves invests primarily in derivatives as a substitute for investing in such securities in an attempt to synthetically replicate the investment characteristics and performance of the sleeve’s benchmark index.

The emerging markets stock sleeve of the Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Nationwide and the Nationwide Funds.

Instead of investing directly in physical commodities, substantially all of the Fund’s exposures to commodities will be undertaken by investing in commodity-linked notes, commodity futures and commodity-linked swaps, all of which are derivatives. Investing in commodities and commodities-linked investments may expose the Fund to increased volatility and decreased liquidity due to several factors, including changes in supply-and-demand relationships; weather; agriculture; disease; fiscal and exchange control programs; and international economic, political, military and regulatory developments.

Derivatives can increase losses and reduce opportunities for gains when the security or commodity prices, currency values, index values, interest rates or other such measures underlying the instruments change in unexpected ways. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

In addition, the Fund is subject to specific investment risks such as those associated with: (i) bonds and high-yield bonds, (ii) international and emerging market securities, and (iii) real estate investment trusts (REITs).

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Nationwide Alternatives Allocation Fund is subject to a number of risks and may not be suitable for all investors. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be

2	Annual Report 2011

achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Additional information about asset class benchmark indexes

“Barclays Capital®” is a registered trademark of Barclays Capital, the investment banking division of Barclays Bank PLC. The terms “S&P®” and “Standard & Poor’s®” are registered trademarks of Standard & Poor’s Financial Services LLC. “Citigroup®” is a registered trademark of Citigroup Inc. “JPMorgan®” is a registered trademark of JPMorgan Chase & Co., and is the marketing name for JPMorgan Chase & Co. and its subsidiaries and affiliates worldwide. “MSCI®” and “MSCI Emerging Markets® Total Return Index” are registered or common law trademarks or service marks of MSCI Inc., its subsidiaries and affiliates. NFD is not affiliated with Barclays Capital, Standard & Poor’s Financial Services LLC, Citigroup Inc., JPMorgan Chase & Co. or MSCI Inc. (“Index Providers”). The Nationwide Alternatives Allocation Fund is not sponsored, endorsed, sold or promoted by any Index Provider or any of the Index Providers’ respective affiliates. None of the Index Providers has responsibility for or participates in the Fund’s management, administration, marketing or trading. None of the Index Providers makes any representation, warranty or condition regarding the advisability of buying, selling or holding any shares in the Fund. No Index Provider has any obligation to take into consideration the needs of the Fund or the owners of shares of the Fund in determining, composing or calculating its respective benchmark index. No Index Provider guarantees the accuracy or makes any warranty as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of any benchmark index. Please see the Fund’s prospectus for more details.

Barclays Capital (BARCAP) Global Aggregate Bond Index: An unmanaged index that provides a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays Capital (BARCAP) U.S. High-Yield Very Liquid Index: An unmanaged index that measures the performance of publicly issued, U.S. dollar-denominated, non-investment-grade, fixed-rate,

2011 Annual Report	3

Important Disclosures (Continued)

taxable corporate bonds (excluding emerging markets debt) with a remaining maturity of one year or more and an outstanding face value of $600 million or more. High-yield securities are those with a middle credit rating from Moody’s, Fitch and Standard & Poor’s of Ba1/BB+/BB+, respectively.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE Bursa Malaysia KLCI Index (formerly Kuala Lumpur Composite Index) measures the performance of the stocks of the 30 largest companies listed on the Malaysian stock market Main Board.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities

Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

JPMorgan Emerging Markets Bond Index Plus (EMBI+): An unmanaged, market capitalization-weighted index that measures the total returns of foreign-currency-denominated debt instruments of the emerging markets with a remaining maturity of 2.5 years or more and an outstanding face value of $500 million or more; includes U.S. dollar-denominated Brady bonds and foreign debt instruments, eurobonds and traded loans issued by sovereign entities.

KOSPI 200 Index (a subset of the Korea Composite Stock Price Index) measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI Emerging Markets® Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets. The total return component measures whole market performance, including price performance and income from dividend payments.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which

4	Annual Report 2011

measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization

S&P/Citigroup International Treasury Bond ex-U.S. Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

SET50 Index measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

—	Nationwide Alternatives Allocation Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Goldman Sachs Investment Management, L.P.

2011 Annual Report	5

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2011.

In November 2010, the U.S. stock market barely posted a gain due to investors’ concerns about Europe’s sovereign debt crisis, tightening monetary policy in China and potential fiscal debt problems within the United States stemming from the government’s economic stimulus policies. The market finished the fourth quarter of 2010 with a gain, however, due mostly to positive corporate earnings and improved consumer sentiment.

The U.S. stock market got off to a strong start in January 2011, but volatility soon returned during the first quarter of 2011, mainly caused by a devastating earthquake and tsunami in Japan, as well as by conflicts in the Middle East, which prompted oil prices to rise. Despite the numerous crises confronting investors, the Standard & Poor’s 500® (S&P 500) Index posted a positive return for the first quarter of 2011. While the rate of unemployment within the United States remained high, the job market began to show signs of life, as did mergers-and-acquisitions activity during the first quarter of 2011. Further, fourth-quarter 2010 gross domestic product (GDP) published during the first quarter of 2011 was 3.1%, which put the U.S. economy squarely into expansion territory.

The second quarter of 2011 saw many of the same problems that had occurred in the spring of 2010. U.S. stock market security prices experienced abrupt erratic movements as Greece’s debt crisis loomed. In addition, investors grew fearful about a direct shift from economic expansion to recession in China and the possible impact on the global economy as that country sought to improve its housing market. Investors also were fearful about the growth potential of the U.S. economy as the U.S. Federal Reserve Board’s Quantitative Easing 2 (QE2) program came to an end and politicians debated the pros and cons of raising the U.S. debt ceiling. The U.S. stock market ended flat for the second quarter of 2011, but had been a wild roller-coaster ride for investors from beginning to end.

Equity volatility continued into the third quarter of 2011 as the sovereign debt crisis dominated headline news. Fears of a recession spread globally, including concerns about a double-dip recession fueled by softer global economic data, political issues in both the United States and Europe, and the fear of contagion if Greece defaulted on its outstanding debt. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), spiked during the third quarter of 2011; a number of market indexes rose and fell by more than 3% on many trading days during the third quarter. In addition, individual stocks stopped trading based on company fundamentals and were instead trading based on headlines about the broad economy.

Notably during the third quarter of 2011, Standard & Poor’s downgraded the AAA debt of the United States to AA+ for the first time in the ratings agency’s history. Equity markets continued to decline after the downgrade, and a flight to quality ensued. U.S. interest rates declined and gold reached a record high of $1,877 per troy ounce during the third quarter. The S&P 500 Index posted a negative return for the third quarter.

The Federal Reserve made two important announcements during the third quarter of 2011. It committed to keeping the federal funds rate low through mid-2013 and it announced “Operation Twist,” a Fed initiative to extend the average maturity of its Treasury holdings and resume purchasing Agency mortgage-backed securities. These actions were an attempt to flatten the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and entice investors into riskier assets.

For the annual reporting period ended October 31, 2011, large-capitalization U.S. equities, as measured by the S&P 500 Index, returned 8.09%. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400® (S&P 400) Index, returned 8.55%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 6.71%.

International stocks and international emerging market stocks declined during the annual reporting period ended October 31, 2011. International stocks, as measured by the MSCI EAFE®) Index, registered -4.08%. Emerging market stocks, as measured by the MSCI Emerging Markets IndexSM, registered -9.97%.

The fixed-income markets were dominated by three themes during the annual reporting period: a sustained high rate of U.S. unemployment, an anemic housing market, and a ballooning budget deficit. While spread product (non-government higher-yielding securities) did well during the first half of the

6	Annual Report 2011

reporting period, this asset class suffered during the second half as concerns emerged about the global economy, prompting investors’ flight to quality. The yield curve flattened during the reporting period as a result. Interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), as investors sought the safe haven of U.S. Treasuries. High-yield spreads widened during the reporting period and ended up well above their historical median level. High-yield default rates, however, remained at historic lows.

For the annual reporting period ended October 31, 2011, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 5.00%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 3.32%, while the BofAML 10+ Year US Corporate Index returned 12.95% for the same time period. The high-yield market outperformed investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index returning 5.16% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 4.54% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 10.16% for the reporting period.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Despite the potential for short-term setbacks, we are optimistic about the long-term outlook for global markets and the U.S. economy.

2011 Annual Report	7

Nationwide Alternatives Allocation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from the Fund’s commencement of operations on July 26, 2011, through October 31, 2011, the Nationwide Alternatives Allocation Fund (Institutional Class) registered -4.70%. For the period from August 1, 2011, through October 31, 2011, the Fund’s composite benchmark, 50% Barclays Capital (BARCAP) Global Aggregate Bond Index and 50% MSCI All Country World IndexSM, registered -3.41%. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 305 funds as of October 31, 2011) was -5.49% for the three months ended October 31, 2011.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s allocations to Treasury Inflation Protected Securities (TIPS) and emerging market bonds contributed the most to relative Fund performance for the period from the Fund’s inception through October 31, 2011.

August 2011 brought some of the highest levels of volatility the markets have seen since 2008. Following credit-rating agency Standard & Poor’s downgrade of U.S. sovereign debt, market volatility was unusually high and the Standard & Poor’s 500® (S&P 500) Index was down as much as 13.3% for the month. In the fixed-income asset class, U.S. 10-year Treasury yields tightened as investors fled to higher-quality investments, and the Barclays Capital (BARCAP) U.S. Aggregate Bond Index finished the month up 1.5%. This continued theme of flight to quality helped the performance of TIPS for the period from the Fund’s inception through October 31, 2011.

In October 2011 the markets were again volatile. The Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®) peaked early in the month at 45%; however, hopes for a resolution of the European debt crisis led the VIX to dip below 30% as the month progressed. The same sentiment prompted a rebound in riskier assets, including global equities, commodities and credit. This rebound helped the Fund’s emerging market bonds allocation, which experienced strong performance during the period from the Fund’s inception through October 31, 2011, primarily as a result of large positive returns in October.

What areas of investment detracted from Fund performance?

The Fund’s allocations to emerging market stocks and commodities hurt Fund returns during the period from the Fund’s inception through October 31, 2011.

Although equity markets regained ground in August 2011 after U.S. Federal Reserve Board Chairman Ben Bernanke’s somewhat reassuring speech at Jackson Hole, Wyoming, the markets were still down for the month, resulting in poor performance of the Fund’s allocation to emerging market stocks.

September 2011 began with heightened volatility carried over from August, with the VIX remaining at elevated levels throughout the month. Nearly all markets dropped on continued fears about slowing global growth and the European debt crisis. Equities, fixed-income investments and commodities were all adversely affected in various ways as a result of these concerns. The Fund’s allocation to commodities hurt Fund performance for the month as all sectors in the asset class fell sharply. Contributing to commodities’ difficult month, the price of corn experienced the greatest monthly drop in 50 years. The price of crude oil also fell. Even gold, investors’ popular refuge amid erratic markets, saw its price fall as the dollar strengthened during the ongoing European debt crisis. Emerging market stocks also struggled, given renewed concerns about the strength of the global economic recovery.

What was the impact of investments in derivatives on Fund performance?

The use of derivatives helped the Fund achieve its investment objective by replicating index exposure. In certain sleeves of the Fund, including international bonds, emerging market bonds and high-yield bonds, derivatives helped to drive positive returns relative to each sleeve’s benchmark, the S&P/Citigroup International Treasury Bond ex-U.S. Index, JPMorgan Emerging Markets Bond Index Plus (EMBI+), and Barclays Capital (BARCAP) U.S. High-Yield Very Liquid Index, respectively. In the sleeve of the Fund investing in emerging market stocks, derivatives contributed to the sleeve’s negative returns relative to the sleeve’s benchmark, the MSCI Emerging Markets® Total Return Index.

8	Annual Report 2011

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Katinka Domotorffy, CFA; Matthew Hoehn; and Jonathan Sheridan

2011 Annual Report	9

Fund Performance	Nationwide Alternatives Allocation Fund

Average Annual Total Return

For the period ended October 31, 2011

		Inception[5]
Class A	w/o SC1	(4.70)%
	w/SC2	(8.72)%
Class C	w/o SC1	(4.90)%
	w/SC3	(5.85)%
Institutional Service Class[4]		(4.70)%
Institutional Class[4]		(4.70)%
[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on July 26, 2011.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.11%	0.90%
Class C	1.61%	1.40%
Institutional Service Class	0.86%	0.65%
Institutional Class	0.61%	0.40%
*	Current effective prospectus dated February 25, 2011 (as revised July 25, 2011). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

10	Annual Report 2011

Fund Performance	Nationwide Alternatives Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the Nationwide Alternatives Allocation Fund, the Barclays Capital Global Aggregate Bond Index (a), the MSCI All Country World Index (b), the Alternatives Allocation Fund Composite Index (c) and the Consumer Price Index (CPI) (d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measurement of the performance of the global investment-grade fixed-income markets. Information shown is for the period August 1, 2011 through October 31, 2011.

(b)	The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets. Information shown is for the period August 1, 2011 through October 31, 2011.

(c)	The Alternatives Allocation Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Alternatives Allocation Fund Composite is a combination of the Barclays Capital Global Aggregate Bond Index (50%) and the MSCI All Country World Index (50%). Information shown is for the period August 1, 2011 through October 31, 2011.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households. Information shown is for the period August 1, 2011 through October 31, 2011.

2011 Annual Report	11

Shareholder Expense Example	Nationwide Alternatives Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 26, 2011, commencement of operations) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 26, 2011 (commencement of operations) through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 26, 2011 (commencement of operations) through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Alternatives Allocation Fund			Beginning Account Value ($) 07/26/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 07/26/11 - 10/31/11[a]	Expense Ratio During Period (%) 07/26/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	953.00	1.70	0.65
	Hypothetical	[b]	1,000.00	1,021.93	3.31	0.65
Class C Shares	Actual		1,000.00	951.00	3.64	1.39
	Hypothetical	[b]	1,000.00	1,018.20	7.07	1.39
Institutional Service Class	Actual		1,000.00	953.00	1.05	0.40
Shares	Hypothetical	[b]	1,000.00	1,023.19	2.04	0.40
Institutional Class Shares	Actual		1,000.00	953.00	1.05	0.40
	Hypothetical	[b]	1,000.00	1,023.19	2.04	0.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value from July 26, 2011 (commencement of operations) through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

12	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Alternatives Allocation Fund

Asset Allocation
Mutual Fund	51.4%
Sovereign Bond	15.8%
Common Stocks	10.1%
Commodity-Linked Notes	10.0%
U.S. Treasury Bonds	7.0%
U.S. Treasury Bill	5.4%
Purchased Options	0.3%
Exchange Traded Fund	0.3%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Industries †
Real Estate Investment Trusts (REITs)	8.3%
Real Estate Management & Development	1.8%
Other Industries	89.9%

100.0%

Top Holdings †
Fidelity Institutional Money Market Fund - Institutional Class	51.3%
Bundesrepublik Deutschland, 4.25%, 07/04/17	15.7%
U.S. Treasury Bill, 11/10/11	5.4%
UBS AG Commodity Note	3.0%
JPMorgan Chase Bank, NA Commodity Note	3.0%
Bank of America Corp. Commodity Note	3.0%
JPMorgan Chase Bank, NA Commodity Note	0.7%
Simon Property Group, Inc.	0.6%
U.S. Treasury Inflation Index Bonds, 2.38%, 01/15/25	0.4%
U.S. Treasury Inflation Index Bonds, 1.13%, 01/15/21	0.4%
Other Holdings	16.5%

100.0%

Top Countries †
United States	76.1%
Germany	15.7%
Switzerland	3.4%
Australia	0.8%
Japan	0.8%
United Kingdom	0.6%
Hong Kong	0.6%
Canada	0.5%
France	0.4%
Singapore	0.3%
Other Countries	0.8%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	13

Statement of Investments

October 31, 2011

Nationwide Alternatives Allocation Fund

Common Stocks 10.1%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 8.3%
Abacus Property Group	7,565	$15,056
Acadia Realty Trust	1,146	23,745
Alexander’s, Inc.	90	39,033
Alexandria Real Estate Equities, Inc.	1,639	108,322
American Campus Communities, Inc.	1,949	75,875
Apartment Investment & Management Co., Class A	3,302	81,460
Argosy Property Trust	11,357	7,332
Artis Real Estate Investment Trust	1,300	17,216
Ascendas Real Estate Investment Trust	43,000	69,959
Ashford Hospitality Trust, Inc.	1,849	16,456
AvalonBay Communities, Inc.	2,522	337,166
Befimmo SCA Sicafi	383	29,326
Beni Stabili SpA	23,765	14,282
Big Yellow Group PLC	3,258	13,681
BioMed Realty Trust, Inc.	3,320	60,125
Boardwalk Real Estate Investment Trust	700	34,187
Boston Properties, Inc.	3,907	386,754
Brandywine Realty Trust	3,562	32,450
BRE Properties, Inc.	2,007	100,591
British Land Co. PLC	24,032	196,609
BWP Trust	10,844	18,941
Calloway Real Estate Investment Trust	1,200	31,663
Cambridge Industrial Trust	32,000	11,773
Camden Property Trust	1,937	117,460
Canadian Apartment Properties REIT	900	18,257
Canadian Real Estate Investment Trust	800	28,477
CapitaCommercial Trust	55,000	49,133
Capital Property Fund	22,783	25,557
Capital Shopping Centres Group PLC	17,762	93,750
CapitaMall Trust	53,000	78,746
CBL & Associates Properties, Inc.	3,720	57,214
CFS Retail Property Trust	44,006	83,888
Champion REIT	49,000	20,216
Charter Hall Office REIT	11,273	40,002
Charter Hall Retail REIT	6,959	23,868
Chartwell Seniors Housing Real Estate Investment Trust	1,900	14,811
Cofinimmo	347	42,301
Colonial Properties Trust	2,330	47,252
Commonwealth Property Office Fund	66,148	64,526
CommonWealth REIT	2,149	41,583
Corio NV	1,541	78,311
Corporate Office Properties Trust	1,957	47,457
Cousins Properties, Inc.	1,523	9,991
CubeSmart	2,311	22,671
Daiwa Office Investment Corp.	7	17,359
DCT Industrial Trust, Inc.	6,594	32,706
DDR Corp.	5,972	76,501
Derwent London PLC	2,795	76,078
Dexus Property Group	127,512	113,430
DiamondRock Hospitality Co.	4,170	37,739
Digital Realty Trust, Inc.	2,712	169,039

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett, Inc.	3,316	$64,662
Duke Realty Corp.	6,608	81,146
DuPont Fabros Technology, Inc.	1,677	34,865
EastGroup Properties, Inc.	683	29,786
Education Realty Trust, Inc.	1,985	18,361
Equity Lifestyle Properties, Inc.	1,098	72,611
Equity One, Inc.	1,410	24,182
Equity Residential	7,863	461,401
Essex Property Trust, Inc.	923	131,767
Eurocommercial Properties NV	992	42,310
Extendicare Real Estate Investment Trust	1,400	10,478
Extra Space Storage, Inc.	2,522	56,821
Federal Realty Investment Trust	1,713	152,046
FelCor Lodging Trust, Inc. *	2,562	7,712
First Industrial Realty Trust, Inc. *	2,019	19,887
First Potomac Realty Trust	1,207	17,151
Fonciere des Regions	688	50,702
Fountainhead Property Trust	25,839	22,825
Franklin Street Properties Corp.	1,860	23,622
Frasers Commercial Trust	12,000	7,521
Frontier Real Estate Investment Corp.	5	43,358
Fukuoka REIT Co.	3	20,414
Gecina SA	577	57,061
General Growth Properties, Inc.	10,254	150,734
Global One Real Estate Investment Corp.	3	21,720
Goodman Group	197,366	128,257
Goodman Property Trust	19,965	15,771
GPT Group	49,444	163,180
Great Portland Estates PLC	8,661	51,776
H&R Real Estate Investment Trust	2,100	45,866
Hammerson PLC	17,802	116,302
Hankyu REIT Inc.	2	9,336
HCP, Inc.	10,887	433,847
Health Care REIT, Inc.	4,842	255,125
Healthcare Realty Trust, Inc.	2,132	40,273
Hersha Hospitality Trust	3,500	15,435
Highwoods Properties, Inc.	1,914	59,296
Home Properties, Inc.	1,115	65,674
Hospitality Properties Trust	3,237	77,785
Host Hotels & Resorts, Inc.	18,713	267,035
Inland Real Estate Corp.	1,736	13,020
Investa Office Fund	63,741	41,671
Is Gayrimenkul Yatirim Ortakligi AS	27,914	18,382
Japan Excellent, Inc.	5	21,118
Japan Prime Realty Investment Corp.	19	45,501
Japan Real Estate Investment Corp.	13	110,886
Japan Retail Fund Investment Corp.	49	75,851
Kenedix Realty Investment Corp.	8	23,199
Kilroy Realty Corp.	1,542	56,576
Kimco Realty Corp.	10,793	188,554
Kite Realty Group Trust	1,398	5,774
Kiwi Income Property Trust	26,199	22,248
Klepierre	2,450	76,366

14	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Land Securities Group PLC	20,992	$229,745
LaSalle Hotel Properties	2,185	52,243
Liberty Property Trust	3,133	100,256
Link REIT (The)	58,500	200,903
Macerich Co. (The)	3,486	173,463
Mack-Cali Realty Corp.	2,456	68,915
Mapletree Logistics Trust	36,000	24,449
Mid-America Apartment Communities, Inc.	1,034	64,522
Mori Hills REIT Investment Corp.	5	16,956
MORI TRUST Sogo Reit, Inc.	5	44,022
Nippon Building Fund, Inc.	15	144,851
Nomura Real Estate Office Fund, Inc.	8	42,687
Orix JREIT, Inc.	8	32,920
Pennsylvania Real Estate Investment Trust	1,234	12,661
Piedmont Office Realty Trust, Inc., Class A	4,743	80,536
Post Properties, Inc.	1,395	57,307
Premier Investment Corp.	4	13,535
Primaris Retail Real Estate Investment Trust	1,200	24,825
ProLogis, Inc.	12,241	364,292
PS Business Parks, Inc.	469	24,965
Public Storage	3,805	491,035
Ramco-Gershenson Properties Trust	1,110	10,712
Regency Centers Corp.	2,301	94,249
RioCan Real Estate Investment Trust	3,400	86,266
SA Corporate Real Estate Fund	31,111	12,934
Saul Centers, Inc.	328	11,756
Segro PLC	19,087	74,637
Senior Housing Properties Trust	4,244	95,235
Shaftesbury PLC	6,655	53,778
Simon Property Group, Inc.	7,815	1,003,759
SL Green Realty Corp.	2,270	156,607
Societe Immobiliere de Location pour l’Industrie et le Commerce	246	25,822
Sovran Self Storage, Inc.	752	33,238
Starhill Global REIT	21,000	10,019
Sun Communities, Inc.	535	20,373
Sunstone Hotel Investors, Inc.*	3,038	21,114
Suntec Real Estate Investment Trust	58,000	56,990
Tanger Factory Outlet Centers	2,378	66,964
Taubman Centers, Inc.	1,567	95,947
Tokyu REIT, Inc.	5	26,350
Top REIT, Inc.	4	20,437
UDR, Inc.	6,000	149,580
Unibail-Rodamco SE	2,435	484,101
United Urban Investment Corp.	56	63,148
Universal Health Realty Income Trust	347	13,176
Vastned Retail NV	497	25,109
Ventas, Inc.	7,076	393,496
Vornado Realty Trust	4,929	408,171
Washington Real Estate Investment Trust	1,661	48,103
Weingarten Realty Investors	3,173	73,645
Westfield Group	56,388	453,945

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Westfield Retail Trust	76,809	$204,696
Workspace Group PLC	2,672	10,311

		13,887,328

Real Estate Management & Development 1.8%
Aeon Mall Co., Ltd.	2,100	48,686
AMP NZ Office Ltd.	26,450	17,722
Atrium European Real Estate Ltd.	5,122	25,818
Ayala Land, Inc.	168,500	63,162
Brookfield Asset Management, Inc., Class A	15,400	445,584
Brookfield Office Properties, Inc.	6,784	112,072
CA Immobilien Anlagen AG*	2,046	26,177
Capital & Counties Properties PLC	23,398	67,524
CapitaLand Ltd.	76,000	163,738
Castellum AB	4,500	60,920
Daibiru Corp.	1,300	8,782
Fabege AB	3,850	33,045
First Capital Realty, Inc.	2,600	42,440
Forest City Enterprises, Inc., Class A*	3,498	47,853
Global Logistic Properties Ltd.*	72,000	100,248
Globe Trade Centre SA*	8,712	31,184
Grainger PLC	11,470	15,457
GuocoLand Ltd.	4,000	6,017
Hang Lung Group Ltd.	22,000	133,705
Hang Lung Properties Ltd.	59,000	214,867
Heiwa Real Estate Co., Ltd.	4,500	9,751
Hongkong Land Holdings Ltd.	33,000	173,416
Hysan Development Co., Ltd.	17,000	59,323
Immofinanz AG*	26,595	87,321
IVG Immobilien AG*	3,086	13,753
Kerry Properties Ltd.	16,500	60,554
Kungsleden AB	3,899	29,813
Mitsui Fudosan Co., Ltd.	23,000	382,497
NTT Urban Development Corp.	32	22,030
PSP Swiss Property AG REG*	931	84,703
Robinsons Land Corp.	31,700	9,179
Shoei Co., Ltd.	900	6,631
SM Prime Holdings, Inc.	186,400	56,485
SP Setia Bhd	33,200	41,425
Swiss Prime Site AG*	1,473	120,469
Tokyu Land Corp.	12,000	50,516
Wheelock & Co., Ltd.	22,000	64,638

		2,937,505

Total Common Stocks (cost $18,037,074)		16,824,833

2011 Annual Report	15

Statement of Investments (Continued)

October 31, 2011

Nationwide Alternatives Allocation Fund (Continued)

Sovereign Bond 15.8%

	Principal Amount		Market Value

GERMANY 15.8%
Bundesrepublik Deutschland, 4.25%, 07/04/17	EUR	16,340,000	$26,149,426

Total Sovereign Bond (cost $26,058,744)			26,149,426

U.S. Treasury Bill 5.4%
U.S. Treasury Bill, 0.04%, 11/10/11 (a)		$9,000,000	8,999,973

Total U.S. Treasury Bill (cost $8,999,899)			8,999,973

U.S. Treasury Bonds 7.0%
U.S. Treasury Inflation Index Bonds
0.13%, 04/15/16 (b)		410,000	440,825
0.50%, 04/15/15		330,000	363,514
0.63%, 04/15/13		235,000	257,877
0.63%, 07/15/21		200,300	212,027
1.13%, 01/15/21 (b)		570,000	649,103
1.25%, 04/15/14		235,000	266,308
1.25%, 07/15/20 (b)		505,000	584,097
1.38%, 07/15/18		235,000	276,568
1.38%, 01/15/20		295,000	346,837
1.63%, 01/15/15		295,000	380,925
1.63%, 01/15/18		255,000	311,707
1.75%, 01/15/28		245,000	312,979
1.88%, 07/15/13		310,000	402,958
1.88%, 07/15/15		265,000	342,862
1.88%, 07/15/19		235,000	289,407
2.00%, 01/15/14 (b)		325,000	426,705
2.00%, 07/15/14		295,000	385,956
2.00%, 01/15/16		265,000	340,401
2.00%, 01/15/26		310,000	427,894
2.13%, 01/15/19		230,000	285,122
2.13%, 02/15/40		235,000	323,401
2.13%, 02/15/41		260,000	355,310
2.38%, 01/15/17		270,000	352,696
2.38%, 01/15/25		435,000	655,344
2.38%, 01/15/27		255,000	364,187
2.50%, 07/15/16		310,000	404,615
2.50%, 01/15/29		220,000	304,028
2.63%, 07/15/17		215,000	279,901
3.38%, 04/15/32		80,000	154,170
3.63%, 04/15/28		260,000	533,544
3.88%, 04/15/29		305,000	644,882

Total U.S. Treasury Bonds (cost $11,210,995)			11,676,150

Commodity-Linked Notes 10.0%

	Principal Amount	Market Value

Bank of America Corp. Commodity Note, one-month U.S. Dollar LIBOR+0.50% due 11/28/12 (indexed to the Dow Jones-UBS Commodity Index Total Return) (c)(d)(e)	$4,200,00	$5,012,521
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR- 0.13% due 11/28/12 (indexed to the Dow Jones-UBS Commodity Index Total Return) (c)(d)(e)	900,000	1,078,200
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR- 0.15% due 11/28/12 (indexed to the Dow Jones-UBS Commodity Index Total Return) (c)(d)(e)	4,200,000	5,012,700
UBS AG Commodity Note, one-month U.S. Dollar LIBOR due 11/28/12 (indexed to the Dow Jones-UBS Commodity Index Total Return) (c)(d)(e)	4,200,000	5,013,428
UBS AG Commodity Note, one-month U.S. Dollar LIBOR due 11/28/12 (indexed to the Dow Jones-UBS Commodity Index Total Return) (c)(d)(e)	400,000	388,872

Total Commodity-Linked Notes (cost $13,900,000)		16,505,721

Purchased Options 0.3%

	Number of Contracts	Market Value

Call Options 0.3%
KLCI Index, Expires 11/30/11, Strike Price MYR 1,467.23*	66	58,541
KOSPI 200 Index, Expires 12/08/11, Strike Price KRW 229.45*	6	65,624
KOSPI 200 Index, Expires 12/08/11, Strike Price KRW 227.11*	30	354,847
KOSPI 200 Index, Expires 12/08/11, Strike Price KRW 235.70*	1	8,657
SET50 Index, Expires 12/29/11, Strike Price THB 643.81*	30	64,147
SET50 Index, Expires 12/29/11, Strike Price THB 622.90*	3	8,055

Total Purchased Options (cost $2,237)		559,871

16	Annual Report 2011

Mutual Fund 51.4%

	Shares	Market Value

Money Market Fund 51.4%
Fidelity Institutional Money Market Fund-Institutional Class, 0.19% (f)	85,370,013	$85,370,013

Total Mutual Fund (cost $85,370,013)		85,370,013

Exchange Traded Fund 0.3%
Sector Fund-Real Estate 0.3%
SPDR Dow Jones Global Real Estate ETF	11,699	426,780

Total Exchange Traded Fund (cost $395,935)		426,780

Total Investments (cost $163,974,897) (g) — 100.3%		166,512,767
Liabilities in excess of other assets — (0.3)%		(556,056)

NET ASSETS — 100.0%		$165,956,711

*	Denotes a non-income producing security.

(a)	The rate shown is the effective yield at the date of purchase.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $16,505,721 which represents 9.95% of net assets.

(e)	Security is linked to the Dow Jones-UBS Commodity Index Total Return. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.
(f)	Represents 7-day effective yield as of October 31, 2011.

(g)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

Bhd	Public Limited Company

ETF	Exchange Traded Fund

EUR	Euro

KRW	South Korean Won

LIBOR	London Interbank Offered Rate

Ltd.	Limited

MYR	Malaysian Ringgit

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

THB	Thai Baht

2011 Annual Report	17

Statement of Investments (Continued)

October 31, 2011

Nationwide Alternatives Allocation Fund (Continued)

At October 31, 2011, the Fund’s open written options contracts were as follows (Note 2):

Put Options

Number of contracts	Description	Counterparty	Expiration Date	Premiums Paid/(Received)	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
66	KLCI Index (Strike price MYR 1,467.23)	Credit Suisse International	11/30/11	$—	$(35,848)	$(35,848)
6	KOSPI 200 Index (Strike price KRW 229.45)	Credit Suisse International	12/08/11	—	(9,067)	(9,067)
30	KOSPI 200 Index (Strike price KRW 227.11)	Credit Suisse International	12/08/11	—	(40,542)	(40,542)
1	KOSPI 200 Index (Strike price KRW 235.70)	Credit Suisse International	12/08/11	—	(2,040)	(2,040)
30	SET50 Index (Strike price THB 643.81)	Credit Suisse International	12/29/11	—	(15,141)	(15,141)
3	SET50 Index (Strike price THB 622.90)	Credit Suisse International	12/29/11	—	(1,126)	(1,126)

				$—	$(103,764)	$(103,764)

At October 31, 2011, the Fund’s open swap contracts were as follows (Note 2):

Credit default swaps on sovereign issues — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2011[3]	Termination Date	Upfront Premium Paid/(Received)[4]	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Republic of Colombia	1.00%	$500,000	1.329%	09/20/16	$(9,504)	$2,358
Credit Suisse International	Republic of Colombia	1.00%	200,000	1.329	09/20/16	(1,169)	(1,689)
Credit Suisse International	Republic of Columbia	1.00%	200,000	1.329	09/20/16	(1,302)	(1,556)
Credit Suisse International	Republic of Colombia	1.00%	100,000	1.367	12/20/16	(4,707)	3,020
Credit Suisse International	Republic of Panama	1.00%	100,000	1.292	09/20/16	(93)	(1,160)
Credit Suisse International	Republic of Peru	1.00%	500,000	1.368	09/20/16	(6,062)	(1,989)
Credit Suisse International	Republic of Peru	1.00%	100,000	1.368	09/20/16	(1,158)	(452)
Credit Suisse International	Republic of Philippines	1.00%	200,000	1.672	09/20/16	(5,456)	(563)
Credit Suisse International	Republic of Philippines	1.00%	200,000	1.728	12/20/16	(14,581)	7,734
Credit Suisse International	Republic of Turkey	1.00%	1,800,000	2.327	09/20/16	(78,529)	(28,102)
Credit Suisse International	Republic of Turkey	1.00%	100,000	2.327	09/20/16	(4,052)	(1,872)
Credit Suisse International	Russia Foreign Bond	1.00%	1,500,000	1.957	09/20/16	(33,229)	(31,149)
Credit Suisse International	Russia Foreign Bond	1.00%	100,000	1.957	09/20/16	(1,967)	(2,325)
Credit Suisse International	Republic of Venezuela	5.00%	100,000	9.719	09/20/16	(16,616)	(230)
Credit Suisse International	Republic of Venezuela	5.00%	1,200,000	9.719	09/20/16	(214,200)	12,052
Credit Suisse International	United Mexican States	1.00%	1,800,000	1.326	09/20/16	(10,085)	(15,406)
Credit Suisse International	United Mexican States	1.00%	200,000	1.326	09/20/16	(1,209)	(1,623)
Credit Suisse International	United Mexican States	1.00%	100,000	1.326	09/20/16	(508)	(907)
Deutsche Bank AG	Federal Republic of Brazil	1.00%	1,100,000	1.347	09/20/16	(7,230)	(9,385)
Deutsche Bank AG	Federal Republic of Brazil	1.00%	100,000	1.347	09/20/16	(702)	(809)
Deutsche Bank AG	Republic of Panama	1.00%	800,000	1.292	09/20/16	(1,173)	(8,851)
UBS AG	Republic of Indonesia	1.00%	1,100,000	1.814	09/20/16	(18,400)	(21,337)
UBS AG	Republic of Indonesia	1.00%	100,000	1.814	09/20/16	(1,642)	(1,970)
UBS AG	Republic of Panama	1.00%	100,000	1.292	09/20/16	(1,718)	465
UBS AG	Republic of Philippines	1.00%	600,000	1.672	09/20/16	(9,754)	(8,303)
UBS AG	Republic of Philippines	1.00%	100,000	1.672	09/20/16	(1,497)	(1,512)
UBS AG	Republic of Turkey	1.00%	100,000	2.327	09/20/16	(4,649)	(1,275)

						$(451,192)	$(116,836)

18	Annual Report 2011

Credit default swaps on credit indices — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2011[3]	Termination Date	Upfront Premium Paid/(Received)[4]	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Markit CDX North America High Yield Index Series 17	5.00%	$10,400,000	6.493%	12/20/16	$(1,281,555)	$714,484

						$(1,281,555)	$714,484

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of the individual swap contracts.

2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

4	Upfront premiums generally related to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At October 31, 2011, the Fund has $380,000 segregated as collateral with UBS AG for open credit default swap contracts.

Equity Swaps

Counterparty	Reference Entity	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Bovespa Index	12/14/11	BRL	6,994,148	$387,979
Credit Suisse International	ISE 30 Index	12/30/11	TRY	862,029	(463)
Credit Suisse International	RTS Index	12/15/11		$1,776,415	51,442
Credit Suisse International	WIG20 Index	12/16/11	PLN	1,350,877	36,334

					$475,292

BRL	Brazilian Real

PLN	Polish Zloty

TRY	Turkish Lira

At October 31, 2011, the Fund had $190,000 segregated as collateral with Credit Suisse International for open written options, credit default swaps, and equity swaps contracts.

2011 Annual Report	19

Statement of Investments (Continued)

October 31, 2011

Nationwide Alternatives Allocation Fund (Continued)

At October 31, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
8	Australian 10 Year Bond Future	12/15/11	$941,186	$(30,059)
14	Canadian 10 Year Bond Future	12/19/11	1,844,334	14,411
65	FTSE/JSE Top 40 Future	12/15/11	2,387,443	208,209
73	H-Shares Index Future	11/29/11	4,917,220	258,567
9	Japan 10 Year Bond Treasury Future	12/09/11	16,353,799	(79,478)
15	Long GILT Future	12/28/11	3,095,368	22,631
56	Mexican Bolsa Index Future	12/16/11	1,520,450	107,443
114	MSCI Taiwan Index Future	11/29/11	3,048,360	24,306
193	SGX S&P CNX Nifty Future	11/24/11	2,063,942	87,476
120	U.S. 10 Year Note Future	12/20/11	15,487,500	3,927

			$51,659,602	$617,433

JSE	Johannesburg Stock Exchange

SGX	Singapore Exchange

CNX	CRISIL NSE Index

At October 31, 2011, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Societe Generale SA	12/21/11	(100,000)	$(96,289)	$(104,757)	$(8,468)
Brazilian Real	State Street Bank and Trust Co.	11/03/11	(7,200,000)	(4,075,856)	(4,192,628)	(116,772)
British Pound	Societe Generale SA	12/21/11	(62,500)	(97,288)	(100,445)	(3,157)
Indian Rupee	Societe Generale SA	12/21/11	(8,800,000)	(180,698)	(179,154)	1,544
Japanese Yen	Societe Generale SA	12/21/11	(37,500,000)	(487,047)	(480,138)	6,909
Malaysian Ringgit	Societe Generale SA	12/21/11	(300,000)	(95,847)	(97,530)	(1,683)
Polish Zlotych	Societe Generale SA	12/21/11	(300,000)	(93,465)	(93,808)	(343)
Swedish Krona	Societe Generale SA	12/21/11	(2,000,000)	(290,086)	(306,054)	(15,968)
Swiss Franc	Societe Generale SA	12/21/11	(125,000)	(137,820)	(142,512)	(4,692)

Total Short Contracts				$(5,554,396)	$(5,697,026)	$(142,630)

20	Annual Report 2011

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Societe Generale SA	12/21/11	1,700,000	$1,768,850	$1,780,863	$12,013
Brazilian Real	Societe Generale SA	11/03/11	600,000	320,942	349,386	28,444
Brazilian Real	JPMorgan Chase & Co.	11/03/11	6,600,000	3,646,006	3,843,243	197,237
Brazilian Real	State Street Bank and Trust Co.	12/02/11	7,200,000	4,049,493	4,160,767	111,274
British Pound	Societe Generale SA	12/21/11	1,750,000	2,787,680	2,812,460	24,780
Canadian Dollar	Societe Generale SA	12/21/11	2,300,000	2,314,210	2,304,941	(9,269)
Czech Republic Koruna	Societe Generale SA	12/21/11	6,600,000	377,359	367,320	(10,039)
Hong Kong Dollar	Societe Generale SA	12/21/11	33,200,000	4,265,159	4,274,792	9,633
Hong Kong Dollar	Societe Generale SA	12/21/11	2,600,000	333,641	334,773	1,132
Hong Kong Dollar	Societe Generale SA	12/21/11	2,500,000	321,429	321,897	468
Hungarian Forint	Societe Generale SA	12/21/11	39,200,000	196,093	176,836	(19,257)
Indian Rupee	Societe Generale SA	12/21/11	8,800,000	176,353	179,154	2,801
Indian Rupee	Societe Generale SA	12/21/11	110,000,000	2,361,276	2,239,427	(121,849)
Japanese Yen	Societe Generale SA	12/21/11	925,000,000	11,974,808	11,843,405	(131,403)
Korean Won	Societe Generale SA	12/21/11	281,100,000	245,395	252,745	7,350
Korean Won	Societe Generale SA	12/21/11	468,500,000	392,214	421,242	29,028
Korean Won	Societe Generale SA	12/21/11	3,373,200,000	3,109,513	3,032,942	(76,571)
Malaysian Ringgit	Societe Generale SA	12/21/11	300,000	93,167	97,529	4,362
Malaysian Ringgit	Societe Generale SA	12/21/11	4,200,000	1,398,136	1,365,412	(32,724)
Mexican Peso	Societe Generale SA	12/21/11	18,700,000	1,484,716	1,396,600	(88,116)
Mexican Peso	Societe Generale SA	12/21/11	1,100,000	78,979	82,153	3,174
Norwegian Krone	Societe Generale SA	12/21/11	4,000,000	737,680	716,456	(21,224)
Polish Zlotych	Societe Generale SA	12/21/11	1,800,000	590,338	562,848	(27,490)
South African Rand	Societe Generale SA	12/21/11	2,100,000	258,375	262,672	4,297
South African Rand	Societe Generale SA	12/21/11	700,000	90,186	87,557	(2,629)
South African Rand	Societe Generale SA	12/21/11	13,300,000	1,825,118	1,663,593	(161,525)
Swedish Krona	Societe Generale SA	12/21/11	12,000,000	1,845,503	1,836,326	(9,177)
Swiss Franc	Societe Generale SA	12/21/11	875,000	1,019,516	997,583	(21,933)
Taiwan Dollar	Societe Generale SA	12/21/11	92,400,000	3,204,995	3,091,765	(113,230)
Taiwan Dollar	Societe Generale SA	12/21/11	6,600,000	216,039	220,840	4,801
Thailand Baht	Societe Generale SA	12/21/11	3,500,000	114,454	113,363	(1,091)
Thailand Baht	Societe Generale SA	12/21/11	17,500,000	581,106	566,815	(14,291)
Turkish Lira	Societe Generale SA	12/21/11	100,000	55,953	55,912	(41)
Turkish Lira	Societe Generale SA	12/21/11	300,000	159,468	167,737	8,269
Turkish Lira	Societe Generale SA	12/21/11	200,000	110,562	111,825	1,263

Total Long Contracts				$52,504,712	$52,093,179	$(411,533)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	21

Statement of Assets and Liabilities

October 31, 2011

Nationwide Alternatives Allocation Fund
Assets:
Investments, at value (cost $163,974,897)	$166,512,767
Restricted cash, collateral for open written options, credit default swaps, and equity swaps contracts	570,000
Interest and dividends receivable	407,832
Receivable for investments sold	115,956
Receivable for capital shares issued	149,018
Swaps, at value (Note 2)	475,755
Receivable for unrealized foreign currency exchange gain on options contracts	1,262
Unrealized appreciation on forward foreign currency contracts (Note 2)	458,779
Receivable for investment advisory fees	37,814
Prepaid expenses	44,594

Total Assets	168,773,777

Liabilities:
Payable for investments purchased	405,566
Payable for capital shares redeemed	63,729
Payable for variation margin on futures contracts	25,597
Options written, at value (cost $0, respectively)	103,764
Payable for unrealized foreign currency exchange loss on futures contracts	20,592
Swaps, at value (Note 2)	1,135,562
Foreign Currency Overdraft Payable	1,177
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,012,942
Accrued expenses and other payables:
Fund administration fees	3,017
Distribution fees	193
Accounting and transfer agent fees	7,805
Trustee fees	483
Custodian fees	1,239
Compliance program costs (Note 3)	31
Professional fees	23,407
Printing fees	9,938
Other	2,024

Total Liabilities	2,817,066

Net Assets	$165,956,711

Represented by:
Capital	$173,562,693
Accumulated net investment loss	(247,301)
Accumulated net realized losses from investment, options, swaps, futures, forward and foreign currency transactions	(10,922,808)
Net unrealized appreciation/(depreciation) from investments	2,537,870
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	617,433
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(554,163)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,189)
Net unrealized appreciation/(depreciation) from written options (Note 2)	(103,764)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	1,072,940

Net Assets	$165,956,711

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2011

Nationwide Alternatives Allocation Fund
Net Assets:
Class A Shares	$508,909
Class C Shares	130,226
Institutional Service Class Shares	8,580
Institutional Class Shares	165,308,996

Total	$165,956,711

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	53,421
Class C Shares	13,695
Institutional Service Class Shares	900
Institutional Class Shares	17,340,228

Total	17,408,244

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.53
Class C Shares (a)	$9.51
Institutional Service Class Shares	$9.53
Institutional Class Shares	$9.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.95

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	23

Statement of Operations

For the Period Ended October 31, 2011(a)

Nationwide Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$169,064
Interest income	191,251
Foreign tax withholding	(3,820)

Total Income	356,495

EXPENSES:
Investment advisory fees	176,394
Fund administration fees	9,909
Distribution fees Class A	156
Distribution fees Class C	140
Registration and filing fees	15,150
Professional fees	68,341
Printing fees	15,000
Trustee fees	1,818
Custodian fees	1,591
Accounting and transfer agent fees	7,998
Compliance program costs (Note 3)	203
Miscellaneous	39,139

Total expenses before earnings credit and expenses reimbursed	335,839

Earnings credit (Note 4)	(2)
Expenses reimbursed by adviser (Note 3)	(159,203)

Net Expenses	176,634

NET INVESTMENT INCOME	179,861

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(8,004,644)
Net realized losses from futures transactions (Note 2)	(443,954)
Net realized losses from forward and foreign currency transactions (Note 2)	(1,127,164)
Net realized losses from written option transactions (Note 2)	(1,137,540)
Net realized losses from swap transactions (Note 2)	(937,834)

Net realized losses from investment, futures, options, swaps, and forward and foreign currency transactions	(11,651,136)

Net change in unrealized appreciation/(depreciation) from investments	2,537,870
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	617,433
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(554,163)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,189)
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	(103,764)
Net change in unrealized appreciation/(depreciation) from swap agreements (Note 2)	1,072,940

Net change in unrealized appreciation/(depreciation) from investments, futures, options, swaps, forward foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	3,564,127

Net realized/unrealized losses from investments, futures, options, swaps, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(8,087,009)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,907,148)

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2011

Statement of Changes in Net Assets

Nationwide Alternatives Allocation Fund
Period Ended October 31, 2011 (a)
Operations:
Net investment income	$179,861
Net realized losses from investment, futures, options, swaps, and forward and foreign currency transactions	(11,651,136)
Net change in unrealized appreciation from investments, futures, options, swaps, forward foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	3,564,127

Change in net assets resulting from operations	(7,907,148)

Change in net assets from capital transactions	173,863,859

Change in net assets	165,956,711

Net Assets:
Beginning of period	–

End of period	$165,956,711

Accumulated net investment loss at end of year	$(247,301)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$509,959
Dividends reinvested	–
Cost of shares redeemed	(5)

Total Class A	509,954

Class C Shares
Proceeds from shares issued	127,179
Dividends reinvested	–
Cost of shares redeemed	–

Total Class C	127,179

Institutional Service Class Shares
Proceeds from shares issued	9,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Service Class	9,000

Institutional Class Shares
Proceeds from shares issued	184,516,440
Dividends reinvested	–
Cost of shares redeemed	(11,298,714)

Total Institutional Class	173,217,726

Change in net assets from capital transactions	$173,863,859

SHARE TRANSACTIONS:
Class A Shares
Issued	53,422
Reinvested	–
Redeemed	(1)

Total Class A Shares	53,421

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	25

Statement of Changes in Net Assets (Continued)

Nationwide Alternatives Allocation Fund
Period Ended October 31, 2011 (a)
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	13,695
Reinvested	–
Redeemed	–

Total Class C Shares	13,695

Institutional Service Class Shares
Issued	900
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	900

Institutional Class Shares
Issued	18,505,575
Reinvested	–
Redeemed	(1,165,347)

Total Institutional Class Shares	17,340,228

Total change in shares	17,408,244

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Alternatives Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	–	–	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	27

Notes to Financial Statements

October 31, 2011

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by a Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2011, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Alternatives Allocation Fund (the “Fund”), a series of the Trust.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which quotations are not readily available are valued at fair value, in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

28	Annual Report 2011

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value, and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Commodity-linked notes are valued at the last quoted bid price provided by the counterparty, which generally considers the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note, and are categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

2011 Annual Report	29

Notes to Financial Statements (Continued)

October 31, 2011

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2011:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Real Estate Investment Trusts (REITs)	$9,245,104	$4,642,224	$—	$13,887,328
Real Estate Management & Development	647,949	2,289,556	—	2,937,505
Total Common Stocks	$9,893,053	$6,931,780	$—	$16,824,833
Commodity-Linked Notes	—	16,505,721	—	16,505,721
Swaps Contracts	475,755	—	—	475,755
Exchange Traded Fund	426,780	—	—	426,780
Forward Foreign Currency Contracts	—	458,779	—	458,779
Futures Contracts	726,970	—	—	726,970
Mutual Fund	85,370,013	—	—	85,370,013
Purchased Options	559,871	—	—	559,871
Sovereign Bond	—	26,149,426	—	26,149,426
U.S. Treasury Bill	—	8,999,973	—	8,999,973
U.S. Treasury Bonds	—	11,676,150	—	11,676,150
Total Assets	$97,452,442	$70,721,829	$—	$168,174,271
Liabilities:
Swaps Contracts	(463)	(1,135,099)	—	(1,135,562)
Forward Foreign Currency Contracts	—	(1,012,942)	—	(1,012,942)
Futures Contracts	(109,537)	—	—	(109,537)
Options Written	(103,764)	—	—	(103,764)
Total Liabilities	$(213,764)	$(2,148,041)	$—	$(2,361,805)
Total	$97,238,678	$68,573,788	$—	$165,812,466

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the period ended October 31, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2011, the Fund had an overdrawn foreign currency balance of $1,177 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4 below.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

30	Annual Report 2011

(d)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because the notes are often leveraged, the investments may be less liquid and the notes’ values more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality and maturity. The notes are subject to prepayment, credit and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by the amount specified in the agreement, the notes have an automatic redemption feature. The Fund can request prepayment from the issuer at any time. If the Fund receives interim payments, they are recorded as net realized gains. The Fund records a realized gain or loss when a note matures or is sold.

(e)	Options

The Fund purchased and wrote call and put options, respectively, on foreign indices, and entered into closing transactions with respect to such options to terminate an existing position. Such call and put options are purchased to replicate the performance of an index. Writing call options serves as a limited short hedge because declines in the value of the hedged investment will be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the strike price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because increases in the value of the hedged investment will be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund has segregated liquid assets to cover its obligations under the options contracts.

When the Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position will reflect, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund are European-style options which, unlike American options, can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

2011 Annual Report	31

Notes to Financial Statements (Continued)

October 31, 2011

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The purchasing and writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by the Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s options contracts are disclosed in the Statement of Assets and Liabilities under “Options written” and in the Statement of Operations under “Net realized gains/losses from options transactions” and “Net change in unrealized appreciation/(depreciation) from options.”

Transactions in written options for the period ended October 31, 2011

	Put Options
	Number of Contracts	Premiums
Balance at 07/26/11*	—	$—
Written	383	(163)
Terminated in closing purchase transactions	247	163
Expirations	—	—
Exercised	—	—
Balance as of 10/31/11	136	$—

*	Commencement of operations

(f)	Swap Agreements

Credit Default Swaps. The Fund entered into credit default swap contracts during the period ended October 31, 2011. Swap agreements are privately negotiated agreements between a Fund and a counterparty. The Fund uses credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund has segregated liquid assets to cover its obligations under the credit default swap contracts.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event, default or similar event were to occur, the Fund either (i) pays to the buyer of protection an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery

32	Annual Report 2011

value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund uses credit default swaps on sovereign issues to take a long position to replicate performance of a particular security.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices to hedge a portfolio of bonds is often less expensive than it would be to buy many credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services or dealer-supplied valuations. Pricing services utilize matrix pricing which considers comparisons to movements in underlying indices, interest rate curves, credit spread curves, default possibilities and recovery rates and, as a result, are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of October 31, 2011 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Equity Swaps. The Fund entered into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances. Equity swaps are also used to provide particular index exposure. The counterparty to the equity swap contracts is a financial institution. The Fund’s equity swap contracts are structured in a manner where the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund has segregated liquid assets to cover its obligations under the equity swaps contracts.

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are valued at the last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy.

2011 Annual Report	33

Notes to Financial Statements (Continued)

October 31, 2011

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swaps, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swaps”.

(g)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed-income securities, interest rates and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

(h)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

34	Annual Report 2011

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/ (depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward and foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments as of October 31, 2011:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2011

Assets:	Statement of Assets & Liabilities Location	Fair Value
Swaps, at value
Equity risk	Swap agreements, at value	$475,755
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	686,001
Interest rate risk	Unrealized appreciation from futures contracts	40,969
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	458,779
Total		$1,661,504

Liabilities:
Written Options
Equity risk	Written options, at value	$(103,764)
Swap Agreements
Credit risk	Swap agreements, at value	(1,135,099)
Equity risk	Swap agreements, at value	(463)
Futures Contracts*
Interest rate risk	Unrealized depreciation from futures contracts	(109,537)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from forward foreign currency contracts	(1,012,942)
Total		$(2,361,805)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2011*

Realized Gain/(Loss):	Total
Written Options
Equity risk	$(1,137,540)
Swap Agreements
Credit risk	130,453
Equity risk	(1,068,287)
Futures Contracts
Equity risk	(1,731,459)
Interest rate risk	1,287,505
Forward Foreign Currency Contracts
Currency risk	(1,127,164)
Total	$(3,646,492)

*	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

2011 Annual Report	35

Notes to Financial Statements (Continued)

October 31, 2011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the period ended October 31, 2011*

Unrealized Appreciation/(Depreciation):	Total
Written Options
Equity risk	$(103,764)
Swap Agreements
Credit risk	597,648
Equity risk	475,292
Futures Contracts
Equity risk	686,001
Interest rate risk	(68,568)
Forward Foreign Currency Contracts
Currency risk	(554,163)
Total	$1,032,446

*	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

Information about derivative instruments presented in this report may not be indicative of the type and volume of derivative activity of the Fund as the Fund has not completed a full year of operations as of October 31, 2011.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2011 are primarily attributable to start-up costs, Passive Foreign Investment Company un-reversed inclusions (“PFICs”), net operating losses, adjustments for foreign currency and derivatives contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(k)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

36	Annual Report 2011

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable period from July 26, 2011 (commencement of operations) ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to file amended Forms 1099. The Modernization Act is effective for taxable years beginning after December 22, 2010. The Modernization Act applies to the Fund for the period from July 26, 2011 (commencement of operations) through October 31, 2011.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P. (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

2011 Annual Report	37

Notes to Financial Statements (Continued)

October 31, 2011

Under the terms of the Fund’s Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the period ended October 31, 2011, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $88,197 for the period ended October 31, 2011.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.40% for all share classes until February 29, 2012.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ended October 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of October 31, 2011, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Period Ended October 31, 2011(a)	Total
$159,203	$159,203
(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

During the period ended October 31, 2011, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

38	Annual Report 2011

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended October 31, 2011, the Fund’s portion of such costs amounted to $203.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. NFD also receives fees for services as principal underwriter for Class C shares of the Fund. These fees are contingent deferred sales charges (“CDSCs”) of 1% imposed on redemptions made within one year of purchase, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. For the period ended October 31, 2011, NFD received commissions of $2,755 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Fund, of which $100 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of the Fund.

For the period ended October 31, 2011, NFS received $0 in Administrative Services fees from the Fund.

As of October 31, 2011, NFA or its affiliates directly held 99.64% of the outstanding shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Three other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

2011 Annual Report	39

Notes to Financial Statements (Continued)

October 31, 2011

untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the period ended October 31, 2011.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the period from July 26, 2011 (commencement of operations) through October 31, 2011, the Fund had purchases of $101,877,032 and sales of $15,421,940 (excluding short-term securities).

For the period from July 26, 2011 (commencement of operations) through October 31, 2011, the Fund had purchases of $22,536,711 and sales of $2,360,441 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some

40	Annual Report 2011

derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

As of October 31, 2011, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 4 accounts holding 67.91% of the total outstanding shares of the Fund.

9.  New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (the “FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowing. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IRFSs.” ASU No. 2011-04 requires additional disclosures regarding fair

2011 Annual Report	41

Notes to Financial Statements (Continued)

October 31, 2011

value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities must disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the sensitivity of the fair value measurement to changes in the unobservable inputs, and the interrelationships between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

10.  Federal Tax Information

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(10,582,918)	$2,976,936	$(7,605,982)

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and PFICs.

As of October 31, 2011, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$164,201,253	$5,308,927	$(2,997,413)	$2,311,514

As of October 31, 2011, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$10,582,918	$—

Amount designated as “—” is zero or has rounded to zero.

42	Annual Report 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Alternatives Allocation Fund (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period July 26, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 22, 2011

2011 Annual Report	43

Approval of Advisory and Sub-Advisory Agreements

At the December 13-14, 2010 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Alternatives Allocation Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Goldman Sachs Asset Management, L.P. (“Goldman Sachs,” and together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Advisers in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with the Advisers, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others. The Trustees also met in executive session with Independent Legal Counsel to consider the Advisory Agreements outside the presence of management.

In making their determinations, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Advisers, including the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees. The Trustees also reviewed reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing the Fund’s expense rankings comparing the Fund’s contractual advisory fee and total expenses with an expense group and expense universe created by Lipper of similar or peer group funds. Because the Fund had not yet commenced operations, the Board did not consider any information relating to the Fund’s past performance or information regarding the Advisers’ profitability in providing services under the Advisory Agreements to the Fund.

After extensive discussion and consideration among themselves, and with the Advisers, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—

The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were consistent with mutual fund industry norms and that the quality of the investment advisory services was expected to be good;

—	The prospects for satisfactory investment performance of the Fund were good;

—

The cost of services provided by the Advisers to the Fund were fair and reasonable in relation to the services and benefits provided to the Fund and that profits to be realized by the Advisers and their affiliates from their relationship with the Fund could only be assessed after a reasonable period of fund operations; and

—

With respect to economies of scale, at this initial phase, breakpoints were not needed in light of expectations with respect to the level of assets under management for the period prior to the Board’s next formal review of the Advisory Agreements, although the proposed Advisory Agreement with Goldman Sachs contained breakpoints.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements.

44	Annual Report 2011

Management Information

October 31, 2011

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2011 Annual Report	45

Management Information (Continued)

October 31, 2011

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

46	Annual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

2011 Annual Report	47

Management Information (Continued)

October 31, 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Kevin Grether 1970	Interim Chief Compliance Officer since August 2011	Mr. Grether is Chief Compliance Officer of Nationwide Asset Management LLC, an SEC-registered investment adviser, since April 2007, and an Associate Vice President of Nationwide Mutual Insurance Company since February 2009[4]. From 2005 until April 2007, Mr. Grether was a compliance professional with Nationwide Financial Services, Inc[4]. Mr. Grether became the Interim Chief Compliance Officer of NFA in August 2011.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

48	Annual Report 2011

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

AR-ALT 12/11

Nationwide Mutual Funds

AnnualReport

October 31, 2011

Equity Funds

Nationwide Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

AnnualReport

October 31, 2011

Contents

1	Message to Shareholders
6	Summary of Market Environment

Equity Funds
8	Nationwide Fund
22	Nationwide Growth Fund
36	Nationwide International Value Fund
50	Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
75	Nationwide Bond Fund
90	Nationwide Enhanced Income Fund
107	Nationwide Government Bond Fund
120	Nationwide Money Market Fund
133	Nationwide Short Duration Bond Fund

150	Notes to Financial Statements

172	Report of Independent Registered Public Accounting Firm

173	Supplemental Information

174	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

October 31, 2011

Dear Shareholder,

Mark Twain astutely observed, “Climate is what we expect, weather is what we get.” Stormy, volatile weather has plagued the global economy during the 12-month reporting period ended October 31, 2011. Like the recent surprise October snowstorm in the mid-Atlantic and northeastern regions of the United States, wild economic conditions now have many investors expecting the unexpected.

The good news is that while we can’t control the external state of economic affairs, we can take charge of how we proactively plan for whatever may happen. Nationwide Mutual Funds takes a long-term, outcome-based approach to providing investment solutions designed to shepherd investors through all types of economic environments. The Funds offer careful asset allocation, diversification and prudent risk management to help you and your investment professional, rain or shine.

It’s true that the global economy faces unprecedented challenges, including the European debt crisis, unresolved U.S. fiscal policy, and lackluster consumer confidence. However, it’s important for investors to see beyond the ups and downs of day-to-day headlines and instead focus on maintaining a forward-looking investment plan that is strategic and robust.

As 2011 comes to a close and we begin 2012, we hope that market conditions will provide support for stronger growth and less volatility. But, if unpredictability persists, you can be confident that at Nationwide Mutual Funds we have the foundation, experience and dedication needed to serve you as you pursue your future investment goals.

Thank you for choosing to invest in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Nationwide Fund—Equity investments are subject to stock market risk and portfolio turnover risk. Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Nationwide Growth Fund—Equity investments are subject to stock market risk and portfolio turnover risk. Growth funds may underperform other funds that use different investing styles.

Nationwide International Value Fund—Equity investments are subject to stock market risk and portfolio turnover risk. The Fund also is subject to risks associated with investing in stocks of small companies and mid-sized companies. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Value funds may underperform other funds that use different investing styles.

Nationwide U.S. Small Cap Value Fund—Equity investments are subject to stock market risk and portfolio turnover risk. The Fund is subject to risks associated with investing in stocks of small companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles.

Nationwide Bond Fund—The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund is subject to prepayment and call risk, extension risk, and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund—The Funds are subject to interest rate risk. The Funds are subject to credit and liquidity risks associated with the underlying bonds owned by the Funds. The Funds also are subject to

2	Annual Report 2011

prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk to varying degrees.

Nationwide Government Bond Fund—The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage-backed securities risk to varying degrees.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (Class D shares at NAV for the Nationwide Fund, Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Growth Fund; Prime Shares for the Nationwide Money Market Fund; Service Class shares for the Nationwide Short Duration Bond Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising investment-grade bonds with a maturity of one to three years.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S.

2011 Annual Report	3

Important Disclosures (Continued)

dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

iMoneyNet Prime Retail Index (formerly iMoneyNet First Tier Retail Index): An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

MSCI Emerging Markets IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

4	Annual Report 2011

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

—	Nationwide International Value Fund
—	Nationwide U.S. Small Cap Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, each Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase.

—	Nationwide Fund
—	Nationwide Bond Fund
—	Nationwide Government Bond Fund
—	Nationwide Growth Fund

Class D shares have up to a 4.50% front-end sales charge and no 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Fund and the Nationwide Growth Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase. The Nationwide Bond Fund and the Nationwide Government Bond Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—	Nationwide Enhanced Income Fund

Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

—	Nationwide Money Market Fund

Prime Shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

—	Nationwide Short Duration Bond Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

2011 Annual Report	5

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2011.

In November 2010, the U.S. stock market barely posted a gain due to investors’ concerns about Europe’s sovereign debt crisis, tightening monetary policy in China and potential fiscal debt problems within the United States stemming from the government’s economic stimulus policies. The market finished the fourth quarter of 2010 with a gain, however, due mostly to positive corporate earnings and improved consumer sentiment.

The U.S. stock market got off to a strong start in January 2011, but volatility soon returned during the first quarter of 2011, mainly caused by a devastating earthquake and tsunami in Japan, as well as by conflicts in the Middle East, which prompted oil prices to rise. Despite the numerous crises confronting investors, the Standard & Poor’s 500® (S&P 500) Index posted a positive return for the first quarter of 2011. While the rate of unemployment within the United States remained high, the job market began to show signs of life, as did mergers-and-acquisitions activity during the first quarter of 2011. Further, fourth-quarter 2010 gross domestic product (GDP) published during the first quarter of 2011 was 3.1%, which put the U.S. economy squarely into expansion territory.

The second quarter of 2011 saw many of the same problems that had occurred in the spring of 2010. U.S. stock market security prices experienced abrupt erratic movements as Greece’s debt crisis loomed. In addition, investors grew fearful about a direct shift from economic expansion to recession in China and the possible impact on the global economy as that country sought to improve its housing market. Investors also were fearful about the growth potential of the U.S. economy as the U.S. Federal Reserve Board’s Quantitative Easing 2 (QE2) program came to an end and politicians debated the pros and cons of raising the U.S. debt ceiling. The U.S. stock market ended flat for the second quarter of 2011, but had been a wild roller-coaster ride for investors from beginning to end.

Equity volatility continued into the third quarter of 2011 as the sovereign debt crisis dominated headline news. Fears of a recession spread globally, including concerns about a double-dip recession fueled by softer global economic data, political issues in both the United States and Europe, and the fear of contagion if Greece defaulted on its outstanding debt. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), spiked during the third quarter of 2011; a number of market indexes rose and fell by more than 3% on many trading days during the third quarter. In addition, individual stocks stopped trading based on company fundamentals and were instead trading based on headlines about the broad economy.

Notably during the third quarter of 2011, Standard & Poor’s downgraded the AAA debt of the United States to AA+ for the first time in the ratings agency’s history. Equity markets continued to decline after the downgrade, and a flight to quality ensued. U.S. interest rates declined and gold reached a record high of $1,877 per troy ounce during the third quarter. The S&P 500 Index posted a negative return for the third quarter.

The Federal Reserve made two important announcements during the third quarter of 2011. It committed to keeping the federal funds rate low through mid-2013 and it announced “Operation Twist,” a Fed initiative to extend the average maturity of its Treasury holdings and resume purchasing Agency mortgage-backed securities. These actions were an attempt to flatten the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and entice investors into riskier assets.

For the annual reporting period ended October 31, 2011, large-capitalization U.S. equities, as measured by the S&P 500 Index, returned 8.09%. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400® (S&P 400) Index, returned 8.55%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 6.71%.

International stocks and international emerging market stocks declined during the annual reporting period ended October 31, 2011. International stocks, as measured by the MSCI EAFE®) Index, registered -4.08%. Emerging market stocks, as measured by the MSCI Emerging Markets IndexSM, registered -9.97%.

The fixed-income markets were dominated by three themes during the annual reporting period: a sustained high rate of U.S. unemployment, an anemic housing market, and a ballooning budget deficit. While spread product (non-government higher-yielding securities) did well during the first half of the

6	Annual Report 2011

reporting period, this asset class suffered during the second half as concerns emerged about the global economy, prompting investors’ flight to quality. The yield curve flattened during the reporting period as a result. Interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), as investors sought the safe haven of U.S. Treasuries. High-yield spreads widened during the reporting period and ended up well above their historical median level. High-yield default rates, however, remained at historic lows.

For the annual reporting period ended October 31, 2011, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 5.00%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 3.32%, while the BofAML 10+ Year US Corporate Index returned 12.95% for the same time period. The high-yield market outperformed investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index returning 5.16% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 4.54% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 10.16% for the reporting period.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Despite the potential for short-term setbacks, we are optimistic about the long-term outlook for global markets and the U.S. economy.

2011 Annual Report	7

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Fund (Class D at NAV) returned 6.88% versus 8.09% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 1,080 funds as of October 31, 2011) was 5.38% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s performance versus the benchmark index was bolstered by Fund holdings in the financials, information technology and materials sectors. The most significant contributors to relative Fund performance for the reporting period were consumer financial services marketing provider Alliance Data Systems Corp., oil and gas exploration company Anadarko Petroleum Corp. and freight railroad operator Canadian National Railway Co.

Alliance Data Systems benefited from continued improvements in credit-loss experience, new business and higher revenue generated by its subsidiary. Anadarko Petroleum was helped by improving company fundamentals and expectations for high oil prices. During the second and third quarters of 2011, the company was negatively affected by lower commodity prices. In October, however, the company benefited from a rebound in commodity prices and strong earnings results stemming from growth in production.

Canadian National Railway, which owns and operates railways in both Canada and the United States, benefited from increases in business volume and pricing power. Because the company invested in operational upgrades during the recession when many other companies reduced capital spending, it has enjoyed rising profit margins. Canadian National Railway is not part of the Fund’s benchmark index and, therefore, all of the company’s positive performance was additive to relative Fund returns.

What areas of investment detracted from Fund performance?

The Fund’s performance versus the benchmark index was hurt by the Fund’s positions in the energy, consumer staples and industrials sectors. The holdings that detracted the most from relative Fund performance were networking and communications device maker Cisco Systems, Inc.; retail office supply company Staples, Inc.; and oil and gas exploration company EOG Resources, Inc.

Cisco Systems reported disappointing earnings attributed to a drop in U.S. state and local government orders as well as weakness in federal government orders in Europe and Japan. In addition, cable TV set top box sales were weak, reflecting both industry weakness and loss of market share by Cisco.

Staples underperformed as the domestic business environment worsened and competitors reduced prices to gain market share. Difficult economic conditions in Europe continued to challenge Staples’ turnaround in that geographic region as well.

EOG Resources was negatively affected during the reporting period due to lower commodity prices and concerns about a global economic slowdown.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

8	Annual Report 2011

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.57%	(1.74)%	3.04%
	w/SC2	0.44%	(2.90)%	2.43%
Class B	w/o SC1	5.87%	(2.43)%	2.33%
	w/SC3	0.87%	(2.72)%	2.33%
Class C4	w/o SC1	5.91%	(2.42)%	2.34%
	w/SC5	4.91%	(2.42)%	2.34%
Class D	w/o SC1	6.88%	(1.52)%	3.29%
	w/SC6	2.08%	(2.42)%	2.82%
Class R2[4],7,8		6.18%	(2.07)%	2.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense Ratio*
Class A	1.09%
Class B	1.79%
Class C	1.79%
Class D	0.83%
Class R2	1.44%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	9

Fund Performance (Continued)	Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500® Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10	Annual Report 2011

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	913.70	4.87	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01
Class B Shares	Actual		1,000.00	911.10	8.43	1.75
	Hypothetical	[b]	1,000.00	1,016.38	8.89	1.75
Class C Shares	Actual		1,000.00	910.90	8.48	1.76
	Hypothetical	[b]	1,000.00	1,016.33	8.94	1.76
Class D Shares	Actual		1,000.00	914.90	3.96	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82
Class R2 Shares	Actual		1,000.00	912.40	7.23	1.50
	Hypothetical	[b]	1,000.00	1,017.64	7.63	1.50

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	11

Portfolio Summary October 31, 2011	Nationwide Fund

Asset Allocation
Common Stocks	98.4%
Mutual Fund	1.6%
Other assets in excess of liabilities†	0.0%

100.00%

Top Industries ††
Oil, Gas & Consumable Fuels	12.9%
Pharmaceuticals	6.3%
Insurance	5.5%
Commercial Banks	5.1%
Information Technology Services	4.5%
Software	4.5%
Food Products	4.4%
Machinery	4.4%
Chemicals	3.9%
Health Care Equipment & Supplies	3.9%
Other Industries	44.6%

100.0%

Top Holdings ††
PepsiCo, Inc.	3.0%
United Technologies Corp.	2.5%
Procter & Gamble Co. (The)	2.3%
Johnson & Johnson	2.3%
EOG Resources, Inc.	2.2%
Apache Corp.	2.2%
Wells Fargo & Co.	2.1%
Occidental Petroleum Corp.	2.1%
Exxon Mobil Corp.	2.0%
Oracle Corp.	2.0%
Other Holdings	77.3%

100.0%

†	Amount rounds to less than 0.1%.

††	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Fund

Common Stocks 98.4%

	Shares	Market Value

Aerospace & Defense 3.1%
Bombardier, Inc., Class B	1,152,700	$4,764,609
United Technologies Corp.	225,675	17,598,136

		22,362,745

Auto Components 0.7%
BorgWarner, Inc.*	61,900	4,734,731

Beverages 3.0%
PepsiCo, Inc.	339,105	21,346,660

Biotechnology 1.6%
Amgen, Inc.	73,385	4,202,759
Gilead Sciences, Inc.*	177,040	7,375,486

		11,578,245

Capital Markets 1.7%
Charles Schwab Corp. (The)	331,300	4,068,364
State Street Corp.	192,200	7,762,958

		11,831,322

Chemicals 3.9%
Air Products & Chemicals, Inc.	79,290	6,830,041
Monsanto Co.	55,200	4,015,800
Potash Corp. of Saskatchewan, Inc.	95,400	4,515,282
PPG Industries, Inc.	42,510	3,673,289
Praxair, Inc.	84,700	8,611,449

		27,645,861

Commercial Banks 5.1%
PNC Financial Services Group, Inc.	163,065	8,758,221
Royal Bank of Canada	105,400	5,141,257
U.S. Bancorp	279,995	7,165,072
Wells Fargo & Co.	577,885	14,973,001

		36,037,551

Communications Equipment 3.4%
Cisco Systems, Inc.	667,510	12,368,960
Juniper Networks, Inc.*	173,455	4,244,444
QUALCOMM, Inc.	142,300	7,342,680

		23,956,084

Computers & Peripherals 1.1%
EMC Corp.*	316,000	7,745,160

Construction & Engineering 0.4%
Fluor Corp.	53,650	3,050,003

Consumer Finance 0.6%
American Express Co.	91,040	4,608,445

Diversified Financial Services 3.0%
IntercontinentalExchange, Inc.*	60,000	7,792,800
JPMorgan Chase & Co.	394,066	13,697,734

		21,490,534

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.6%
TELUS Corp.	65,149	$3,505,333
TELUS Corp., Non-Voting Shares	14,400	734,256

		4,239,589

Electrical Equipment 1.1%
Emerson Electric Co.	160,500	7,723,260

Energy Equipment & Services 1.3%
Schlumberger Ltd.	81,100	5,958,417
Tidewater, Inc.	71,600	3,524,868

		9,483,285

Food & Staples Retailing 2.3%
CVS Caremark Corp.	274,060	9,948,378
Sysco Corp.	231,445	6,415,655

		16,364,033

Food Products 4.4%
ConAgra Foods, Inc.	262,120	6,639,500
General Mills, Inc.	155,935	6,008,175
Kellogg Co.	167,300	9,069,333
Kraft Foods, Inc., Class A	264,100	9,291,038

		31,008,046

Health Care Equipment & Supplies 3.9%
Baxter International, Inc.	243,110	13,366,188
Medtronic, Inc.	275,825	9,582,160
St. Jude Medical, Inc.	117,016	4,563,624

		27,511,972

Health Care Providers & Services 3.7%
Aetna, Inc.	196,457	7,811,130
Quest Diagnostics, Inc.	216,255	12,067,029
UnitedHealth Group, Inc.	135,635	6,509,124

		26,387,283

Hotels, Restaurants & Leisure 1.6%
McDonald’s Corp.	71,500	6,638,775
Starwood Hotels & Resorts Worldwide, Inc.	98,600	4,940,846

		11,579,621

Household Products 2.9%
Kimberly-Clark Corp.	58,475	4,076,292
Procter & Gamble Co. (The)	257,330	16,466,547

		20,542,839

Industrial Conglomerates 1.5%
3M Co.	133,245	10,529,020

Information Technology Services 4.5%
Alliance Data Systems Corp.*	63,700	6,525,428

2011 Annual Report	13

Statement of Investments (Continued)

October 31, 2011

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Cognizant Technology Solutions Corp., Class A*	139,400	$10,141,350
International Business Machines Corp.	34,025	6,282,036
Visa, Inc., Class A	97,400	9,083,524

		32,032,338

Insurance 5.5%
Aflac, Inc.	133,000	5,996,970
Assurant, Inc.	44,535	1,716,379
Chubb Corp.	104,450	7,003,373
Marsh & McLennan Cos., Inc.	164,155	5,026,426
MetLife, Inc.	111,001	3,902,795
Prudential Financial, Inc.	130,165	7,054,943
Travelers Cos., Inc. (The)	142,200	8,297,370

		38,998,256

Internet Software & Services 0.9%
Yahoo!, Inc.*	407,952	6,380,369

Leisure Equipment & Products 0.7%
Mattel, Inc.	167,020	4,716,645

Machinery 4.4%
Deere & Co.	96,567	7,329,435
Dover Corp.	113,475	6,301,267
Illinois Tool Works, Inc.	119,825	5,827,090
PACCAR, Inc.	98,900	4,276,436
Parker Hannifin Corp.	88,980	7,256,319

		30,990,547

Media 1.3%
Comcast Corp., Class A	393,800	9,234,610

Oil, Gas & Consumable Fuels 12.9%
Anadarko Petroleum Corp.	165,080	12,958,780
Apache Corp.	155,185	15,461,082
Devon Energy Corp.	178,995	11,625,725
EOG Resources, Inc.	176,395	15,775,005
Exxon Mobil Corp.	184,935	14,441,574
Hess Corp.	110,540	6,915,382
Occidental Petroleum Corp.	158,485	14,729,596

		91,907,144

Pharmaceuticals 6.2%
Abbott Laboratories	174,650	9,408,395
Johnson & Johnson	250,410	16,123,900
Merck & Co., Inc.	263,640	9,095,580
Pfizer, Inc.	510,222	9,826,876

		44,454,751

Common Stocks (continued)

	Shares	Market Value

Road & Rail 1.3%
Canadian National Railway Co.	114,100	$8,947,722

Semiconductors & Semiconductor Equipment 0.5%
Linear Technology Corp.	113,375	3,663,146

Software 4.5%
Microsoft Corp.	306,880	8,172,215
Oracle Corp.	436,691	14,310,364
Solera Holdings, Inc.	171,397	9,363,418

		31,845,997

Specialty Retail 2.5%
Staples, Inc.	491,625	7,354,710
TJX Cos., Inc.	93,700	5,521,741
Urban Outfitters, Inc.*	189,037	5,151,258

		18,027,709

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	55,655	5,362,359

Tobacco 1.5%
Philip Morris International, Inc.	150,500	10,515,435

Total Common Stocks (cost $634,787,255)		698,833,317

Mutual Fund 1.6%
Money Market Fund 1.6%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (a)	11,629,212	11,629,212

Total Mutual Fund (cost $11,629,212)		11,629,212

Total Investments (cost $646,416,467) (b) — 100.0%		710,462,529

Other assets in excess of liabilities — 0.0%†		350,263

NET ASSETS — 100.0%		$710,812,792

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2011.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Fund
Assets:
Investments, at value (cost $646,416,467)	$710,462,529
Dividends receivable	660,545
Security lending income receivable	9,103
Receivable for investments sold	2,320,757
Receivable for capital shares issued	19,636
Prepaid expenses	47,882

Total Assets	713,520,452

Liabilities:
Payable for investments purchased	1,546,210
Payable for capital shares redeemed	525,419
Accrued expenses and other payables:
Investment advisory fees	331,057
Fund administration fees	67,069
Distribution fees	18,100
Administrative servicing fees	56,320
Accounting and transfer agent fees	74,552
Trustee fees	1,807
Custodian fees	14,409
Compliance program costs (Note 3)	1,452
Professional fees	19,381
Printing fees	43,788
Other	8,096

Total Liabilities	2,707,660

Net Assets	$710,812,792

Represented by:
Capital	$966,143,842
Accumulated undistributed net investment income	3,025,594
Accumulated net realized losses from investment and foreign currency transactions	(322,403,013)
Net unrealized appreciation/(depreciation) from investments	64,046,062
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	307

Net Assets	$710,812,792

Net Assets:
Class A Shares	$63,407,121
Class B Shares	4,547,418
Class C Shares	2,071,661
Class D Shares	640,734,133
Class R2 Shares	52,459

Total	$710,812,792

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,626,697
Class B Shares	349,651
Class C Shares	159,632
Class D Shares	47,394,995
Class R2 Shares	3,893

Total	52,534,868

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	15

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.70
Class B Shares (a)	$13.01
Class C Shares (b)	$12.98
Class D Shares	$13.52
Class R2 Shares	$13.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.54

Class D Shares	$14.16

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$14,903,002
Income from securities lending (Note 2)	32,182
Other income	13,579
Foreign tax withholding	(116,102)

Total Income	14,832,661

EXPENSES:
Investment advisory fees	4,606,402
Fund administration fees	775,954
Distribution fees Class A	162,322
Distribution fees Class B	50,425
Distribution fees Class C	13,555
Distribution fees Class R2	180
Administrative servicing fees Class A	8,190
Administrative servicing fees Class D	430,084
Administrative servicing fees Class R2	68
Registration and filing fees	90,329
Professional fees	35,639
Printing fees	149,054
Trustee fees	22,416
Custodian fees	87,482
Accounting and transfer agent fees	265,490
Compliance program costs (Note 3)	914
Other	28,988

Total expenses before earnings credit and fees waived	6,727,492

Earnings credit (Note 5)	(6,487)
Investment advisory fees waived (Note 3)	(88,646)

Net Expenses	6,632,359

NET INVESTMENT INCOME	8,200,302

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	72,140,847
Net realized losses from foreign currency transactions (Note 2)	(5,525)

Net realized gains from investment and foreign currency transactions	72,135,322

Net change in unrealized appreciation/(depreciation) from investments†	(23,681,121)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(225)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(23,681,346)

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	48,453,976

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$56,654,278

†	Includes unrealized depreciation of $3,192,267 from merger (Note 10).

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	17

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$8,200,302	$6,194,451
Net realized gains from investment and foreign currency transactions	72,135,322	68,123,081
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(23,681,346)	24,134,284

Change in net assets resulting from operations	56,654,278	98,451,816

Distributions to Shareholders From:
Net investment income:
Class A	(365,594)	(363,674)
Class B	(4,817)	(7,239)
Class C	(1,352)	(743)
Class D	(5,628,081)	(5,606,564)
Class R2	(83)	(21)
Institutional Class (a)	–	(9)

Change in net assets from shareholder distributions	(5,999,927)	(5,978,250)

Change in net assets from capital transactions	(170,707,758)	49,216,413

Change in net assets	(120,053,407)	141,689,979

Net Assets:
Beginning of year	830,866,199	689,176,220

End of year	$710,812,792	$830,866,199

Accumulated undistributed net investment income at end of year	$3,025,594	$825,063

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,657,123	$3,444,450
Proceeds from shares issued from merger (Note 10)	14,154,038	–
Dividends reinvested	355,162	354,199
Cost of shares redeemed	(15,621,914)	(15,179,228)

Total Class A	3,544,409	(11,380,579)

Class B Shares
Proceeds from shares issued	403,744	599,983
Proceeds from shares issued from merger (Note 10)	663,017	–
Dividends reinvested	4,754	7,187
Cost of shares redeemed	(1,804,170)	(1,925,661)

Total Class B	(732,655)	(1,318,491)

Class C Shares
Proceeds from shares issued	519,396	66,465
Proceeds from shares issued from merger (Note 10)	1,617,552	–
Dividends reinvested	585	263
Cost of shares redeemed	(450,392)	(161,250)

Total Class C	1,687,141	(94,522)

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2011

	Nationwide Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$21,148,079	$131,254,469
Dividends reinvested	5,359,790	5,348,209
Cost of shares redeemed	(201,767,554)	(74,585,913)

Total Class D	(175,259,685)	62,016,765

Class R2 Shares
Proceeds from shares issued	833	1,000
Proceeds from shares issued from merger (Note 10)	53,222	–
Dividends reinvested	83	21
Cost of shares redeemed	–	(7,762)

Total Class R2	54,138	(6,741)

Institutional Class Shares (a)
Proceeds from shares issued	–	1,000
Dividends reinvested	–	9
Cost of shares redeemed	(1,106)	(1,028)

Total Institutional Class	(1,106)	(19)

Change in net assets from capital transactions	$(170,707,758)	$49,216,413

SHARE TRANSACTIONS:
Class A Shares
Issued	335,615	277,911
Issued in merger (Note 10)	979,192	–
Reinvested	26,016	29,035
Redeemed	(1,120,314)	(1,237,971)

Total Class A Shares	220,509	(931,025)

Class B Shares
Issued	30,688	51,095
Issued in merger (Note 10)	48,247	–
Reinvested	364	621
Redeemed	(136,627)	(164,915)

Total Class B Shares	(57,328)	(113,199)

Class C Shares
Issued	39,063	5,607
Issued in merger (Note 10)	117,892	–
Reinvested	44	23
Redeemed	(33,898)	(13,597)

Total Class C Shares	123,101	(7,967)

Class D Shares
Issued	1,552,956	11,152,496
Reinvested	397,202	444,341
Redeemed	(14,806,546)	(6,124,577)

Total Class D Shares	(12,856,388)	5,472,260

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	19

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	61	85
Issued in merger (Note 10)	3,740	–
Reinvested	6	2
Redeemed	–	(617)

Total Class R2 Shares	3,807	(530)

Institutional Class Shares (a)
Issued	–	86
Reinvested	–	1
Redeemed	(86)	(87)

Total Institutional Class Shares	(86)	–

Total change in shares	(12,566,385)	4,419,539

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$12.93	0.12	0.73	0.85	(0.08)	–	(0.08)	–	$13.70	6.57%		$63,407,121	1.02%	0.86%		1.03%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.51	0.07	1.42	1.49	(0.07)	–	(0.07)	–	$12.93	13.00%		$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (d)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%		$61,414,353	1.17%	1.13%		1.17%	145.13%
Year Ended October 31, 2008 (d)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%	)	$62,064,995	1.01%	1.14%		1.01%	353.47%
Year Ended October 31, 2007 (d)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%		$124,572,619	0.97%	0.88%		0.97%	373.30%

Class B Shares
Year Ended October 31, 2011 (d)	$12.30	0.02	0.70	0.72	(0.01)	–	(0.01)	–	$13.01	5.87%		$4,547,418	1.76%	0.12%		1.77%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.97	(0.01)	1.35	1.34	(0.01)	–	(0.01)	–	$12.30	12.26%		$5,005,055	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%		$5,707,151	1.86%	0.50%		1.86%	145.13%
Year Ended October 31, 2008 (d)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%	)	$7,336,269	1.73%	0.42%		1.73%	353.47%
Year Ended October 31, 2007 (d)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%		$17,114,110	1.71%	0.14%		1.72%	373.30%

Class C Shares
Year Ended October 31, 2011 (d)	$12.27	0.02	0.71	0.73	(0.02)	–	(0.02)	–	$12.98	5.91%		$2,071,661	1.75%	0.14%		1.76%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.95	(0.01)	1.35	1.34	(0.02)	–	(0.02)	–	$12.27	12.22%		$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%		$487,402	1.86%	0.43%		1.86%	145.13%
Year Ended October 31, 2008 (d)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%	)	$441,929	1.73%	0.43%		1.73%	353.47%
Year Ended October 31, 2007 (d)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%		$817,742	1.71%	0.15%		1.72%	373.30%

Class D Shares
Year Ended October 31, 2011 (d)	$12.75	0.15	0.73	0.88	(0.11)	–	(0.11)	–	$13.52	6.88%		$640,734,133	0.82%	1.06%		0.83%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.35	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.75	13.24%		$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (d)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%		$621,559,334	0.92%	1.39%		0.92%	145.13%
Year Ended October 31, 2008 (d)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%	)	$631,946,652	0.79%	1.36%		0.79%	353.47%
Year Ended October 31, 2007 (d)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%		$1,169,204,760	0.76%	1.08%		0.76%	373.30%

Class R2 Shares (f)
Year Ended October 31, 2011 (d)	$12.74	0.06	0.73	0.79	(0.05)	–	(0.05)	–	$13.48	6.18%		$52,459	1.44%	0.46%		1.45%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.37	0.06	1.38	1.44	(0.07)	–	(0.07)	–	$12.74	12.74%		$1,096	1.30%	0.53%		1.30%	62.51%
Year Ended October 31, 2009 (d)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%		$7,001	1.37%	0.88%		1.37%	145.13%
Year Ended October 31, 2008 (d)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%	)	$5,430	1.22%	0.93%		1.22%	353.47%
Year Ended October 31, 2007 (d)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%		$22,345	1.26%	0.50%		1.26%	373.30%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Excludes merger activity.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	21

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Growth Fund (Class D at NAV) returned 9.54% versus 9.92% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 758 funds as of October 31, 2011) was 6.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund posted strong absolute performance. The Fund outperformed its Lipper Peer category and performed slightly under its benchmark.

In relation to the Fund’s investments, the three sectors that contributed the most to relative Fund performance during the reporting period were information technology, with 3.96% returns; consumer discretionary, with 2.38% returns; and industrials, with 1.41% returns. The equity markets posted strong returns early in the reporting period as investors focused on continued strength in corporate profits and improvement in consumer spending. A market rally in October 2011 also aided Fund performance during the reporting period with the Standard & Poor’s 500® (S&P 500) Index generating 10.93% returns, this Index’s best one-month gain since December 1991.

The three holdings that contributed the most to relative Fund performance during the reporting period were CF Industries Holdings, Inc.; Goodrich Corp.; and NetLogic Microsystems, Inc. CF Industries Holdings, stock price rose 33% for the reporting period as low inventories and a favorable pricing environment aided North American crop nutrient producers. The company also benefited from higher urea pricing, a key commodity used to fertilize various crops damaged by poor weather patterns worldwide. The Fund’s position in the company was reduced late in the reporting period after a significant rise in the stock’s price.

Goodrich also posted double-digit returns after the company announced that it would be acquired by United Technologies Corp.; in response, the Fund exited its position in the holding. The Fund’s position in NetLogic Microsystems also contributed to Fund performance during the reporting period as the stock advanced on news of a takeover proposal by Broadcom Corp.

What areas of investment detracted from Fund performance?

With the exception of October, the equity market was extremely volatile throughout the second half of the reporting period, as macroeconomic factors were inconsistent with improvements in underlying company fundamentals. Concerns grew over the European debt crisis and the potential ramifications of a possible default in Greece. Furthermore, in early August, Standard and Poor’s officially downgraded the U.S. credit rating from AAA to AA+. With fears of double-dip recession gaining momentum and investor sentiment negatively biased, equity valuations continued to contract.

The three sectors that detracted or contributed the least to relative Fund performance during the reporting period were materials, which registered -0.15%; telecommunications services, -0.02%; and financials, with returns of 0.13%.

The holdings that detracted the most from relative Fund performance during the reporting period were Juniper Networks, Inc.; Schlumberger Ltd.; and FedEx Corp. The Fund sold its position in Juniper Networks due to the company’s underperformance, which was caused by a product transition and exposure to Japan. Schlumberger came under pressure due to rapidly deteriorating global oil and gas prices, indicating a possible reduction in drilling and servicing intensity. The Fund reduced its exposure to Schlumberger.

FedEx Corp. struggled during the reporting period as international volumes fell off much faster than expected.

Subadviser:

Turner Investment Partners, Inc.

Portfolio Manager:

Christopher Baggini, CFA

22	Annual Report 2011

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.09%	4.10%	4.12%
	w/SC2	2.82%	2.87%	3.50%
Class B	w/o SC1	8.24%	3.35%	3.42%
	w/SC3	3.24%	2.99%	3.42%
Class C4	w/o SC1	8.24%	3.37%	3.41%
	w/SC5	7.24%	3.37%	3.41%
Class D	w/o SC1	9.54%	4.41%	4.42%
	w/SC6	4.59%	3.45%	3.94%
Class R2[4],7,8		8.74%	3.74%	3.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C and Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.41%	1.34%
Class B	2.15%	2.08%
Class C	2.15%	2.08%
Class D	1.15%	1.08%
Class R2	1.82%	1.75%
*	Current effective prospectus dated March 1, 2011 (supplement dated June 28, 2011). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012, in addition to a management fee waiver in place through June 30, 2012. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	23

Fund Performance (Continued)	Nationwide Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000® Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 1000 Growth measures the performance of those companies in the Russell 1000® Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24	Annual Report 2011

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Growth Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	931.90	6.09	1.25
	Hypothetical	[b]	1,000.00	1,018.90	6.36	1.25
Class B Shares	Actual		1,000.00	928.10	9.67	1.99
	Hypothetical	[b]	1,000.00	1,015.17	10.11	1.99
Class C Shares	Actual		1,000.00	928.10	9.67	1.99
	Hypothetical	[b]	1,000.00	1,015.17	10.11	1.99
Class D Shares	Actual		1,000.00	932.90	4.82	0.99
	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99
Class R2 Shares	Actual		1,000.00	929.60	7.54	1.55
	Hypothetical	[b]	1,000.00	1,017.39	7.88	1.55

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	25

Portfolio Summary October 31, 2011	Nationwide Growth Fund

Asset Allocation
Common Stocks	98.0%
Mutual Fund	1.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries †
Computers & Peripherals	8.7%
Hotels, Restaurants & Leisure	6.2%
Software	5.7%
Internet Software & Services	5.6%
Oil, Gas & Consumable Fuels	5.4%
Information Technology Services	5.4%
Machinery	4.8%
Pharmaceuticals	4.6%
Food Products	4.2%
Energy Equipment & Services	4.2%
Other Industries	45.2%

100.0%

Top Holdings †
Apple, Inc.	7.0%
Google, Inc., Class A	3.2%
QUALCOMM, Inc.	2.9%
Oracle Corp.	2.5%
eBay, Inc.	2.4%
Las Vegas Sands Corp.	2.3%
Anadarko Petroleum Corp.	2.3%
Starbucks Corp.	2.1%
Broadcom Corp., Class A	2.0%
Fidelity Institutional Money Market Fund — Institutional Class	1.9%
Other Holdings	71.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Growth Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 3.0%
BE Aerospace, Inc.*	20,000	$754,600
Boeing Co. (The)	33,500	2,203,965
Precision Castparts Corp.	8,280	1,350,882

		4,309,447

Airlines 0.5%
Delta Air Lines, Inc.*	84,000	715,680

Auto Components 0.6%
BorgWarner, Inc.*	11,200	856,688

Beverages 2.9%
Coca-Cola Co. (The)	36,500	2,493,680
Hansen Natural Corp.*	19,160	1,706,964

		4,200,644

Biotechnology 1.9%
Alexion Pharmaceuticals, Inc.*	14,700	992,397
Celgene Corp.*	26,990	1,749,762

		2,742,159

Capital Markets 0.8%
Affiliated Managers Group, Inc.*	12,640	1,170,590

Chemicals 4.1%
Celanese Corp., Series A	27,000	1,175,850
CF Industries Holdings, Inc.	7,480	1,213,780
E.I. du Pont de Nemours & Co.	31,620	1,519,973
Monsanto Co.	14,000	1,018,500
Potash Corp. of Saskatchewan, Inc.	22,100	1,045,993

		5,974,096

Communications Equipment 3.9%
F5 Networks, Inc.*	14,760	1,534,302
QUALCOMM, Inc.	80,650	4,161,540

		5,695,842

Computers & Peripherals 8.7%
Apple, Inc.*	25,160	10,184,265
EMC Corp.*	47,300	1,159,323
SanDisk Corp.*	25,610	1,297,658

		12,641,246

Electrical Equipment 1.3%
Ametek, Inc.	46,700	1,845,584

Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	80,000	1,143,200

Energy Equipment & Services 4.2%
Baker Hughes, Inc.	37,130	2,153,169
Cameron International Corp.*	22,630	1,112,038
Noble Corp.*	25,000	898,500

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Schlumberger Ltd.	25,300	$1,858,791

		6,022,498

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	29,200	2,430,900
Whole Foods Market, Inc.	15,000	1,081,800

		3,512,700

Food Products 4.2%
Green Mountain Coffee Roasters, Inc.*	10,500	682,710
Hain Celestial Group, Inc. (The)*	49,550	1,662,898
Hershey Co. (The)	22,000	1,259,060
Mead Johnson Nutrition Co.	33,890	2,434,997

		6,039,665

Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	23,100	1,270,038
Cooper Cos., Inc. (The)	15,800	1,094,940
Covidien PLC	22,900	1,077,216

		3,442,194

Hotels, Restaurants & Leisure 6.2%
Las Vegas Sands Corp.*	70,800	3,324,060
Panera Bread Co., Class A*	8,500	1,136,365
Starbucks Corp.	73,935	3,130,408
Starwood Hotels & Resorts Worldwide, Inc.	28,860	1,446,174

		9,037,007

Household Products 1.7%
Colgate-Palmolive Co.	26,500	2,394,805

Industrial Conglomerates 1.4%
Danaher Corp.	42,190	2,039,887

Information Technology Services 5.4%
Cognizant Technology Solutions Corp., Class A*	20,220	1,471,005
International Business Machines Corp.	12,340	2,278,334
MasterCard, Inc., Class A	6,350	2,204,974
VeriFone Systems, Inc.*	22,270	940,017
Western Union Co. (The)	50,000	873,500

		7,767,830

Internet & Catalog Retail 3.2%
Amazon.com, Inc.*	12,510	2,671,010
priceline.com, Inc.*	3,800	1,929,336

		4,600,346

Internet Software & Services 5.5%
eBay, Inc.*	109,000	3,469,470

2011 Annual Report	27

Statement of Investments (Continued)

October 31, 2011

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Google, Inc., Class A*	7,710	$4,569,254

		8,038,724

Machinery 4.8%
Caterpillar, Inc.	26,550	2,507,913
Cummins, Inc.	14,910	1,482,501
Deere & Co.	19,670	1,492,953
Eaton Corp.	32,680	1,464,718

		6,948,085

Media 1.0%
Comcast Corp., Class A	63,800	1,496,110

Metals & Mining 1.3%
Freeport-McMoRan Copper & Gold, Inc.	18,890	760,511
Goldcorp, Inc.	24,000	1,172,160

		1,932,671

Multiline Retail 0.9%
Nordstrom, Inc.	24,430	1,238,357

Oil, Gas & Consumable Fuels 5.4%
Anadarko Petroleum Corp.	41,730	3,275,805
Cabot Oil & Gas Corp.	19,250	1,496,110
Concho Resources, Inc.*	19,800	1,875,456
EQT Corp.	18,900	1,200,150

		7,847,521

Pharmaceuticals 4.6%
Allergan, Inc.	28,730	2,416,768
Shire PLC, ADR-IE	23,000	2,168,900
Watson Pharmaceuticals, Inc.*	31,900	2,142,404

		6,728,072

Road & Rail 2.3%
J.B. Hunt Transport Services, Inc.	20,000	846,200
Union Pacific Corp.	25,680	2,556,958

		3,403,158

Semiconductors & Semiconductor Equipment 4.0%
Altera Corp.	44,530	1,688,578
Avago Technologies Ltd.	21,000	709,170
Broadcom Corp., Class A*	81,000	2,923,290
NXP Semiconductor NV*	25,000	449,250

		5,770,288

Software 5.7%
Citrix Systems, Inc.*	11,440	833,175
Oracle Corp.	111,130	3,641,730

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Salesforce.com, Inc.*	13,600	$1,811,112
VMware, Inc., Class A*	20,600	2,013,650

		8,299,667

Specialty Retail 0.8%
Bed Bath & Beyond, Inc.*	18,600	1,150,224

Textiles, Apparel & Luxury Goods 2.1%
Coach, Inc.	30,820	2,005,457
Lululemon Athletica, Inc.*	18,000	1,016,640

		3,022,097

Total Common Stocks (cost $128,112,243)		142,027,082

Mutual Fund 1.9%
Money Market Fund 1.9%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (a)	2,807,910	2,807,910

Total Mutual Fund (cost $2,807,910)		2,807,910

Total Investments (cost $130,920,153) (b) — 99.9%		144,834,992
Other assets in excess of liabilities — 0.1%		74,583

NET ASSETS — 100.0%		$144,909,575

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2011.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Growth Fund
Assets:
Investments, at value (cost $130,920,153)	$144,834,992
Dividends receivable	63,483
Receivable for investments sold	2,368,080
Receivable for capital shares issued	10,083
Prepaid expenses	10,587

Total Assets	147,287,225

Liabilities:
Payable for investments purchased	2,169,900
Payable for capital shares redeemed	30,691
Accrued expenses and other payables:
Investment advisory fees	66,086
Fund administration fees	30,586
Distribution fees	5,175
Administrative servicing fees	2,467
Accounting and transfer agent fees	33,248
Trustee fees	240
Custodian fees	5,089
Compliance program costs (Note 3)	242
Professional fees	13,721
Printing fees	18,455
Other	1,750

Total Liabilities	2,377,650

Net Assets	$144,909,575

Represented by:
Capital	$153,946,577
Accumulated net realized losses from investment transactions	(22,951,841)
Net unrealized appreciation/(depreciation) from investments	13,914,839

Net Assets	$144,909,575

Net Assets:
Class A Shares	$14,990,932
Class B Shares	1,525,810
Class C Shares	1,041,641
Class D Shares	127,243,832
Class R2 Shares	107,360

Total	$144,909,575

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,711,027
Class B Shares	196,763
Class C Shares	134,329
Class D Shares	14,095,045
Class R2 Shares	12,319

Total	16,149,483

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	29

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.76
Class B Shares (a)	$7.75
Class C Shares (b)	$7.75
Class D Shares	$9.03
Class R2 Shares	$8.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.29

Class D Shares	$9.46

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$1,266,530
Other income	10,575
Foreign tax withholding	(425)

Total Income	1,276,680

EXPENSES:
Investment advisory fees	902,137
Fund administration fees	353,637
Distribution fees Class A	34,546
Distribution fees Class B	17,967
Distribution fees Class C	8,700
Distribution fees Class R2	585
Administrative servicing fees Class A	1,366
Administrative servicing fees Class R2	152
Registration and filing fees	76,946
Professional fees	25,047
Printing fees	101,534
Trustee fees	4,567
Custodian fees	34,381
Accounting and transfer agent fees	95,124
Compliance program costs (Note 3)	134
Other	11,797

Total expenses before earnings credit and fees waived	1,668,620

Earnings credit (Note 5)	(3,129)
Investment advisory fees voluntarily waived (Note 3)	(42,730)
Investment advisory fees waived (Note 3)	(19,338)

Net Expenses	1,603,423

NET INVESTMENT LOSS	(326,743)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	16,591,992
Net change in unrealized appreciation/(depreciation) from investments	(2,858,218)

Net realized/unrealized gains from investments	13,733,774

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,407,031

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	31

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income (loss)	$(326,743)	$190,428
Net realized gains from investment transactions	16,591,992	21,823,753
Net change in unrealized appreciation/(depreciation) from investments	(2,858,218)	5,782,067

Change in net assets resulting from operations	13,407,031	27,796,248

Distributions to Shareholders From:
Net investment income:
Class A	–	(7,553)
Class B	–	–
Class C	–	–
Class D	(102,538)	(184,561)
Class R2	–	(69)
Institutional Service Class (a)	–	(2)
Institutional Class (a)	–	(2)

Change in net assets from shareholder distributions	(102,538)	(192,187)

Change in net assets from capital transactions	(11,838,873)	(12,813,818)

Change in net assets	1,465,620	14,790,243

Net Assets:
Beginning of year	143,443,955	128,653,712

End of year	$144,909,575	$143,443,955

Accumulated undistributed net investment income at end of year	$–	$75,716

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,736,663	$1,826,706
Dividends reinvested	–	7,184
Cost of shares redeemed	(3,715,718)	(2,363,332)

Total Class A	2,020,945	(529,442)

Class B Shares
Proceeds from shares issued	209,022	121,617
Dividends reinvested	–	–
Cost of shares redeemed	(727,854)	(433,106)

Total Class B	(518,832)	(311,489)

Class C Shares
Proceeds from shares issued	490,120	137,387
Dividends reinvested	–	–
Cost of shares redeemed	(137,563)	(76,103)

Total Class C	352,557	61,284

Class D Shares
Proceeds from shares issued	4,477,995	2,559,738
Dividends reinvested	99,414	178,986
Cost of shares redeemed	(18,165,262)	(14,740,135)

Total Class D	(13,587,853)	(12,001,411)

(a)	Effective November 29, 2010, Institutional Service Class and Institutional Class were liquidated.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2011

	Nationwide Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$17,690	$10,793
Dividends reinvested	–	27
Cost of shares redeemed	(120,936)	(43,339)

Total Class R2	(103,246)	(32,519)

Institutional Service Class Shares (a)
Proceeds from shares issued	–	1,000
Dividends reinvested	–	2
Cost of shares redeemed	(1,222)	(1,120)

Total Institutional Service Class	(1,222)	(118)

Institutional Class Shares (a)
Proceeds from shares issued	–	1,000
Dividends reinvested	–	2
Cost of shares redeemed	(1,222)	(1,125)

Total Institutional Class	(1,222)	(123)

Change in net assets from capital transactions	$(11,838,873)	$(12,813,818)

SHARE TRANSACTIONS:
Class A Shares
Issued	643,536	255,609
Reinvested	–	1,023
Redeemed	(431,700)	(326,377)

Total Class A Shares	211,836	(69,745)

Class B Shares
Issued	27,058	18,648
Reinvested	–	–
Redeemed	(93,242)	(67,632)

Total Class B Shares	(66,184)	(48,984)

Class C Shares
Issued	62,334	21,390
Reinvested	–	–
Redeemed	(17,789)	(12,142)

Total Class C Shares	44,545	9,248

Class D Shares
Issued	492,841	342,690
Reinvested	11,133	24,860
Redeemed	(2,000,611)	(1,970,355)

Total Class D Shares	(1,496,637)	(1,602,805)

Class R2 Shares
Issued	1,971	1,487
Reinvested	–	4
Redeemed	(14,435)	(5,642)

Total Class R2 Shares	(12,464)	(4,151)

(a)	Effective November 29, 2010, Institutional Service Class and Institutional Class were liquidated.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	33

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Issued	–	144
Reinvested	–	1
Redeemed	(144)	(159)

Total Institutional Service Class Shares	(144)	(14)

Institutional Class Shares (a)
Issued	–	144
Reinvested	–	–
Redeemed	(144)	(159)

Total Institutional Class Shares	(144)	(15)

Total change in shares	(1,319,192)	(1,716,466)

(a)	Effective November 29, 2010, Institutional Service Class and Institutional Class were liquidated.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$8.03	(0.04)	0.77	0.73	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%
Year Ended October 31, 2010 (d)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%
Year Ended October 31, 2009 (d)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%		$10,297,135	1.46%	(0.02%	)	1.46%	164.73%
Year Ended October 31, 2008 (d)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%	)	$9,957,021	1.12%	–		1.12%	217.15%
Year Ended October 31, 2007 (d)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%		$18,240,558	1.12%	(0.05%	)	1.12%	262.81%

Class B Shares
Year Ended October 31, 2011 (d)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,525,810	2.03%	(1.17%	)	2.07%	178.77%
Year Ended October 31, 2010 (d)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$1,881,612	2.06%	(0.81%	)	2.07%	148.92%
Year Ended October 31, 2009 (d)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$1,837,536	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (d)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%	)	$2,039,665	1.81%	(0.67%	)	1.81%	217.15%
Year Ended October 31, 2007 (d)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%		$4,288,651	1.81%	(0.72%	)	1.82%	262.81%

Class C Shares
Year Ended October 31, 2011 (d)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%
Year Ended October 31, 2010 (d)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%
Year Ended October 31, 2009 (d)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$474,424	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (d)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%	)	$623,431	1.81%	(0.67%	)	1.81%	217.15%
Year Ended October 31, 2007 (d)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%		$2,743,798	1.79%	(0.79%	)	1.79%	262.81%

Class D Shares
Year Ended October 31, 2011 (d)	$8.25	(0.02)	0.81	0.79	(0.01)	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%
Year Ended October 31, 2010 (d)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%
Year Ended October 31, 2009 (d)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%		$115,852,238	1.13%	0.31%		1.13%	164.73%
Year Ended October 31, 2008 (d)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%	)	$108,364,868	0.82%	0.31%		0.82%	217.15%
Year Ended October 31, 2007 (d)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%		$192,849,322	0.81%	0.27%		0.82%	262.81%

Class R2 Shares (e)
Year Ended October 31, 2011 (d)	$8.01	(0.07)	0.77	0.70	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%
Year Ended October 31, 2010 (d)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%
Year Ended October 31, 2009 (d)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%		$190,238	1.60%	(0.30%	)	1.60%	164.73%
Year Ended October 31, 2008 (d)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%	)	$996	1.48%	(0.36%	)	1.48%	217.15%
Year Ended October 31, 2007 (d)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%		$1,602	1.48%	(0.44%	)	1.49%	262.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	35

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide International Value Fund (Class A at NAV) registered -10.40% versus -5.45% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 129 funds as of October 31, 2011) was -7.30% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The information technology, telecommunications services and utilities sectors were the strongest contributors to relative Fund performance for the reporting period.

The three holdings that contributed most to relative Fund returns during the reporting period were SAP AG, The Sage Group plc and ASML Holding N.V.

SAP, a software company based in Germany, produced strong performance during the reporting period with especially strong returns in October 2011. Demand for product remained robust in the company’s key markets, including the United Kingdom, France, Germany, Switzerland, Scandinavia, China and North America.

The Sage Group, a software company based in the United Kingdom, provides small and medium-sized businesses with software services, including software for cash flow management, customer relationship management, human resources and payroll. The company’s shares rose as demand for information technology products and services remained strong throughout the reporting period.

ASML Holding, a Netherlands-based company, is the largest maker of semiconductor lithography machines, which map out electronic circuits on silicon wafers. With a 70% market share, ASML counts Intel Corp., Taiwan Semiconductor Manufacturing Co. Ltd. and Samsung Electronics Co. Ltd. as its clients. Performance for ASML was strong as demand for smartphones and tablets remained robust.

What areas of investment detracted from Fund performance?

The industrials, consumer discretionary and consumer staples sectors were the most significant detractors from relative Fund performance for the reporting period.

The three holdings that detracted most from relative Fund returns during the reporting period were Fiat Industrial S.p.A., MAN SE and THK CO., LTD.

Despite posting strong returns early in the reporting period, Fiat Industrial, a manufacturer of trucks, construction equipment and farm equipment based in Italy, underperformed as companies pulled back on capital expenditures and research and development in response to weakening demand in Europe and the United States.

Man SE, a truck maker based in Germany, disappointed after Volkswagen acquired a 55.9% stake in the company.

THK CO., a Japan-based company mainly engaged in the manufacture and sale of components for industrial equipment and transportation vehicles, detracted from Fund performance during the reporting period as domestic firms unexpectedly cut their capital spending.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Nick Irish

36	Annual Report 2011

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	(10.40)%	(12.84)%
	w/SC2	(15.52)%	(14.17)%
Class C	w/o SC1	(11.17)%	(13.49)%
	w/SC3	(12.03)%	(13.49)%
Institutional Service Class[4]		(10.29)%	(12.81)%
Institutional Class[4]		(10.03)%	(12.60)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.28%	1.25%
Class C	2.03%	2.00%
Institutional Service Class	1.28%	1.25%
Institutional Class	1.03%	1.00%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	37

Fund Performance (Continued)	Nationwide International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38	Annual Report 2011

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide International Value Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	811.60	5.71	1.25
	Hypothetical	[b]	1,000.00	1,018.90	6.36	1.25
Class C Shares	Actual		1,000.00	808.50	9.12	2.00
	Hypothetical	[b]	1,000.00	1,015.12	10.16	2.00
Institutional Service Class Shares	Actual		1,000.00	813.00	5.58	1.22
	Hypothetical	[b]	1,000.00	1,019.06	6.21	1.22
Institutional Class Shares	Actual		1,000.00	813.60	4.57	1.00
	Hypothetical	[b]	1,000.00	1,020.16	5.09	1.00

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	39

Portfolio Summary October 31, 2011	Nationwide International Value Fund

Asset Allocation
Common Stocks	95.5%
Preferred Stock	2.2%
Mutual Fund	0.9%
Right	0.1%
Other assets in excess of liabilities	1.3%

100.0%

Top Industries ††
Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	10.4%
Insurance	6.2%
Metals & Mining	5.8%
Electric Utilities	4.2%
Wireless Telecommunication Services	3.9%
Machinery	3.9%
Pharmaceuticals	3.4%
Food & Staples Retailing	3.4%
Automobiles	3.3%
Other Industries	42.9%

100.0%

Top Holdings ††
BP PLC	3.8%
Novartis AG	3.4%
Nestle SA	2.8%
Telenor ASA	2.8%
Imperial Tobacco Group PLC	2.7%
Vodafone Group PLC	2.7%
Carrefour SA	2.4%
Volkswagen AG	2.2%
Fresenius Medical Care AG & Co. KGaA	2.1%
Barclays PLC	2.0%
Other Holdings	73.1%

100.0%

Top Countries ††
United Kingdom	17.9%
Japan	15.0%
Germany	13.7%
Switzerland	10.5%
Canada	7.1%
Netherlands	5.1%
Norway	4.5%
Hong Kong	3.7%
Australia	3.6%
France	3.6%
Other Countries	15.3%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide International Value Fund

Common Stocks 95.5%

	Shares	Market Value

AUSTRALIA 3.5%
Chemicals 1.8%
Orica Ltd.	65,378	$1,770,801

Commercial Banks 1.7%
National Australia Bank Ltd.	65,337	1,745,114

		3,515,915

BELGIUM 1.5%
Beverages 1.5%
Anheuser-Busch InBev NV	27,635	1,532,531

CANADA 7.0%
Commercial Banks 1.9%
Royal Bank of Canada	39,400	1,921,874

Metals & Mining 1.6%
Teck Resources Ltd., Class B	40,400	1,619,648

Oil, Gas & Consumable Fuels 3.5%
Canadian Oil Sands Ltd.	54,200	1,256,102
Petrobank Energy & Resources Ltd.*	82,700	744,238
Suncor Energy, Inc.	44,900	1,430,223

		3,430,563

		6,972,085

COLOMBIA 1.4%
Oil, Gas & Consumable Fuels 1.4%
Petrominerales Ltd.	51,700	1,364,143

DENMARK 1.7%
Construction & Engineering 1.7%
FLSmidth & Co. AS	27,347	1,731,974

FINLAND 1.8%
Insurance 1.8%
Sampo OYJ, Class A	65,912	1,811,721

FRANCE 3.5%
Commercial Banks 1.1%
BNP Paribas SA	25,199	1,125,258

Food & Staples Retailing 2.4%
Carrefour SA	89,671	2,372,516

		3,497,774

GERMANY 11.4%
Construction Materials 1.3%
HeidelbergCement AG	27,746	1,256,118

Electric Utilities 1.5%
E.ON AG	60,873	1,467,952

Food & Staples Retailing 1.0%
Metro AG	20,778	962,722

Health Care Providers & Services 2.1%
Fresenius Medical Care AG & Co. KGaA	28,898	2,105,096

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Machinery 1.0%
MAN SE	11,905	$1,048,952

Personal Products 1.4%
Beiersdorf AG	24,193	1,394,721

Semiconductors & Semiconductor Equipment 1.4%
Infineon Technologies AG	157,235	1,415,621

Software 1.7%
SAP AG	27,485	1,661,961

		11,313,143

HONG KONG 3.6%
Industrial Conglomerates 1.5%
Jardine Matheson Holdings Ltd.	30,000	1,511,958

Insurance 1.3%
AIA Group Ltd.	426,600	1,304,431

Real Estate Management & Development 0.8%
Great Eagle Holdings Ltd.	1,000	2,221
New World Development Co., Ltd.	726,223	765,042

		767,263

		3,583,652

IRELAND 0.8%
Airlines 0.8%
Ryanair Holdings PLC, ADR*	29,200	840,084

ITALY 1.8%
Machinery 1.8%
Fiat Industrial SpA*	200,113	1,742,281

JAPAN 14.9%
Automobiles 1.1%
Nissan Motor Co., Ltd.	116,100	1,067,510

Building Products 1.2%
Asahi Glass Co., Ltd.	134,000	1,173,429

Chemicals 1.5%
Shin-Etsu Chemical Co., Ltd.	28,600	1,468,747

Commercial Banks 1.9%
Sumitomo Mitsui Financial Group, Inc.	68,200	1,906,294

Diversified Financial Services 0.9%
ORIX Corp.	10,510	917,263

Insurance 1.8%
Sony Financial Holdings, Inc.	106,200	1,766,624

Leisure Equipment & Products 1.3%
Sankyo Co., Ltd.	25,100	1,311,647

Machinery 1.0%
THK Co., Ltd.	51,100	995,888

Trading Companies & Distributors 3.0%
ITOCHU Corp.	194,100	1,919,736

2011 Annual Report	41

Statement of Investments (Continued)

October 31, 2011

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors (continued)
Mitsubishi Corp.	52,800	$1,085,936

		3,005,672

Wireless Telecommunication Services 1.2%
KDDI Corp.	159	1,164,732

		14,777,806

LUXEMBOURG 1.0%
Metals & Mining 1.0%
ArcelorMittal	50,153	1,039,823

NETHERLANDS 5.0%
Beverages 1.6%
Heineken NV	33,315	1,618,500

Media 1.7%
Wolters Kluwer NV	96,422	1,701,362

Semiconductors & Semiconductor Equipment 1.7%
ASML Holding NV	39,687	1,664,829

		4,984,691

NORWAY 4.5%
Diversified Telecommunication Services 2.8%
Telenor ASA	152,760	2,721,073

Oil, Gas & Consumable Fuels 1.7%
Statoil ASA	67,847	1,721,555

		4,442,628

SINGAPORE 1.1%
Commercial Banks 1.1%
DBS Group Holdings Ltd.	110,000	1,074,455

SPAIN 2.9%
Commercial Banks 1.5%
Banco Santander SA	173,734	1,470,460

Electric Utilities 1.4%
Acciona SA	14,411	1,362,698

		2,833,158

SWITZERLAND 10.4%
Capital Markets 1.1%
Credit Suisse Group AG REG*	39,211	1,130,886

Food Products 2.8%
Nestle SA REG	47,545	2,749,893

Metals & Mining 1.7%
Xstrata PLC	101,617	1,692,589

Pharmaceuticals 3.4%
Novartis AG REG	59,945	3,377,018

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Professional Services 1.4%
SGS SA REG	813	$1,394,644

		10,345,030

UNITED KINGDOM 17.7%
Commercial Banks 3.1%
Barclays PLC	621,753	1,927,399
Lloyds Banking Group PLC*	2,139,296	1,106,279

		3,033,678

Electric Utilities 1.3%
Scottish & Southern Energy PLC	58,593	1,265,971

Insurance 1.3%
Prudential PLC	128,584	1,328,158

Metals & Mining 1.4%
Rio Tinto PLC	25,174	1,361,886

Oil, Gas & Consumable Fuels 3.7%
BP PLC	505,902	3,722,849

Software 1.5%
Sage Group PLC (The)	343,821	1,533,418

Tobacco 2.7%
Imperial Tobacco Group PLC	73,369	2,672,606

Wireless Telecommunication Services 2.7%
Vodafone Group PLC	954,167	2,649,422

		17,567,988

Total Common Stocks (cost $107,927,093)		94,970,882

Preferred Stock 2.2%
GERMANY 2.2%
Automobiles 2.2%
Volkswagen AG	12,591	2,192,720

Total Preferred Stock (cost $2,667,368)		2,192,720

Right 0.1%

	Number of Rights	Market Value

HONG KONG 0.1%
Real Estate Management & Development 0.1%
New World Development Co., Ltd., expiring at an exercise price of HKD 5.68 on 11/22/11*	363,111	123,860

Total Right (cost $ —)		123,860

42	Annual Report 2011

Mutual Fund 0.9%

	Shares	Market Value

Money Market Fund 0.9%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (a)	887,657	$887,657

Total Mutual Fund (cost $887,657)		887,657

Total Investments (cost $111,482,118) (b) — 98.7%		98,175,119

Other assets in excess of liabilities — 1.3%		1,267,002

NET ASSETS — 100.0%		$99,442,121

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2011.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

HKD	Hong Kong Dollar

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	43

Statement of Assets and Liabilities

October 31, 2011

Nationwide International Value Fund
Assets:
Investments, at value (cost $111,482,118)	$98,175,119
Cash	211,138
Foreign currencies, at value (cost $645,362)	642,813
Dividends receivable	191,562
Receivable for investments sold	204,529
Receivable for capital shares issued	52,217
Reclaims receivable	87,451
Prepaid expenses	13,436

Total Assets	99,578,265

Liabilities:
Payable for capital shares redeemed	36,744
Accrued expenses and other payables:
Investment advisory fees	62,411
Fund administration fees	9,008
Distribution fees	93
Administrative servicing fees	6,778
Accounting and transfer agent fees	1,520
Trustee fees	314
Custodian fees	828
Compliance program costs (Note 3)	442
Professional fees	14,329
Printing fees	2,547
Other	1,130

Total Liabilities	136,144

Net Assets	$99,442,121

Represented by:
Capital	$165,749,465
Accumulated undistributed net investment income	2,189,526
Accumulated net realized losses from investment, forward and foreign currency transactions	(55,182,727)
Net unrealized appreciation/(depreciation) from investments	(13,306,999)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(7,144)

Net Assets	$99,442,121

Net Assets:
Class A Shares	$392,730
Class C Shares	16,455
Institutional Service Class Shares	99,010,403
Institutional Class Shares	22,533

Total	$99,442,121

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	70,116
Class C Shares	2,973
Institutional Service Class Shares	17,653,626
Institutional Class Shares	4,005

Total	17,730,720

The accompanying notes are an integral part of these financial statements.

44	Annual Report 2011

Nationwide International Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.60
Class C Shares (a)	$5.53
Institutional Service Class Shares	$5.61
Institutional Class Shares	$5.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$5.94

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	45

Statement of Operations

For the Year Ended October 31, 2011

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$3,870,628
Income from securities lending (Note 2)	123,710
Other income	2,026
Foreign tax withholding	(354,025)

Total Income	3,642,339

EXPENSES:
Investment advisory fees	1,000,048
Fund administration fees	110,775
Distribution fees Class A	1,101
Distribution fees Class C	178
Administrative servicing fees Institutional Service Class	278,107
Registration and filing fees	50,147
Professional fees	33,928
Printing fees	8,685
Trustee fees	3,641
Custodian fees	6,358
Accounting and transfer agent fees	905
Compliance program costs (Note 3)	100
Other	9,187

Total expenses before earnings credit and expenses reimbursed	1,503,160

Earnings credit (Note 5)	(57)
Expenses reimbursed by adviser (Note 3)	(47,795)

Net Expenses	1,455,308

NET INVESTMENT INCOME	2,187,031

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,852,771)
Net realized losses from forward and foreign currency transactions (Note 2)	(42,681)

Net realized losses from investment, forward and foreign currency transactions	(2,895,452)

Net change in unrealized appreciation/(depreciation) from investments	(10,610,599)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	181,900
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(32,920)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(10,461,619)

Net realized/unrealized losses from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	(13,357,071)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,170,040)

The accompanying notes are an integral part of these financial statements.

46	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$2,187,031	$2,127,248
Net realized losses from investment and foreign currency transactions	(2,895,452)	(2,661,061)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(10,461,619)	6,823,247

Change in net assets resulting from operations	(11,170,040)	6,289,434

Distributions to Shareholders From:
Net investment income:
Class A	(13,861)	(3,095)
Class C	(401)	(54)
Institutional Service Class	(3,451,977)	(1,975,559)
Institutional Class	(759)	(412)

Change in net assets from shareholder distributions	(3,466,998)	(1,979,120)

Change in net assets from capital transactions	(12,364,680)	(10,535,555)

Change in net assets	(27,001,718)	(6,225,241)

Net Assets:
Beginning of year	126,443,839	132,669,080

End of year	$99,442,121	$126,443,839

Accumulated undistributed net investment income at end of year	$2,189,526	$3,195,162

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$98,731	$340,872
Dividends reinvested	13,861	3,050
Cost of shares redeemed	(103,089)	(301,259)

Total Class A	9,503	42,663

Class C Shares
Proceeds from shares issued	1,250	9,655
Dividends reinvested	401	54
Cost of shares redeemed	(30)	–

Total Class C	1,621	9,709

Institutional Service Class Shares
Proceeds from shares issued	8,030,068	4,395,092
Dividends reinvested	3,451,977	1,975,559
Cost of shares redeemed	(23,858,608)	(16,958,990)

Total Institutional Service Class	(12,376,563)	(10,588,339)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	759	412
Cost of shares redeemed	–	–

Total Institutional Class	759	412

Change in net assets from capital transactions	$(12,364,680)	$(10,535,555)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	47

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	15,752	52,894
Reinvested	2,183	489
Redeemed	(15,730)	(47,536)

Total Class A Shares	2,205	5,847

Class C Shares
Issued	184	1,721
Reinvested	63	9
Redeemed	(5)	–

Total Class C Shares	242	1,730

Institutional Service Class Shares
Issued	1,246,223	713,380
Reinvested	543,618	316,596
Redeemed	(3,718,095)	(2,750,583)

Total Institutional Service Class Shares	(1,928,254)	(1,720,607)

Institutional Class Shares
Issued	–	–
Reinvested	119	66
Redeemed	–	–

Total Institutional Class Shares	119	66

Total change in shares	(1,925,688)	(1,712,964)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

48	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$6.43	0.11	(0.76)	(0.65)	(0.18)	–	(0.18)	–	$5.60	(10.40%	)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (d)	$6.20	0.12	0.21	0.33	(0.10)	–	(0.10)	–	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (d)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (d)(e)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%	)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Year Ended October 31, 2011 (d)	$6.37	0.07	(0.76)	(0.69)	(0.15)	–	(0.15)	–	$5.53	(11.17%	)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (d)	$6.15	0.05	0.22	0.27	(0.05)	–	(0.05)	–	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (d)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (d)(e)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%	)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Year Ended October 31, 2011 (d)	$6.43	0.12	(0.76)	(0.64)	(0.18)	–	(0.18)	–	$5.61	(10.29%	)	$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (d)	$6.21	0.10	0.21	0.31	(0.09)	–	(0.09)	–	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (d)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (d)(e)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%	)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$6.45	0.13	(0.75)	(0.62)	(0.20)	–	(0.20)	–	$5.63	(10.03%	)	$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (d)	$6.23	0.12	0.21	0.33	(0.11)	–	(0.11)	–	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (d)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (d)(e)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%	)	$18,951	0.99%	4.09%	2.62%	24.23%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	49

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) returned 4.53% versus 3.54% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 298 funds as of October 31, 2011) was 4.40% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in deep-value stocks outperformed those in the Fund’s benchmark index, resulting in a positive impact on relative Fund performance during the reporting period. The Fund’s greater exposure than that of the Fund’s benchmark index to mid-capitalization stocks, along with the Fund’s holdings in micro-cap stocks, also aided relative Fund performance. Within sectors, the Fund’s holdings in consumer discretionary and energy stocks outperformed those in the Fund’s benchmark index, which helped relative Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s exclusion of holdings in highly regulated utilities, the best-performing sector within the benchmark during the reporting period, had a negative impact on relative Fund performance.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Manager:

Stephen A. Clark

50	Annual Report 2011

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	4.53%	0.42%
	w/SC2	(1.49)%	(1.11)%
Class C	w/o Sc1	3.72%	(0.21)%
	w/SC3	2.72%	(0.21)%
Institutional Service Class[4]		4.41%	0.53%
Institutional Class[4]		4.71%	0.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.79%	1.37%
Class C	2.51%	2.09%
Institutional Service Class	1.76%	1.34%
Institutional Class	1.51%	1.09%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	51

Fund Performance (Continued)	Nationwide U.S. Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000® Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

52	Annual Report 2011

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide U.S. Small Cap Value Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	850.20	6.44	1.38
	Hypothetical	[b]	1,000.00	1,018.25	7.02	1.38
Class C Shares	Actual		1,000.00	846.50	9.73	2.09
	Hypothetical	[b]	1,000.00	1,014.67	10.61	2.09
Institutional Service Class Shares	Actual		1,000.00	849.70	6.20	1.33
	Hypothetical	[b]	1,000.00	1,018.50	6.77	1.33
Institutional Class Shares	Actual		1,000.00	851.20	5.09	1.09
	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	53

Portfolio Summary October 31, 2011	Nationwide U.S. Small Cap Value Fund

Asset Allocation
Common Stocks	99.6%
Repurchase Agreements	5.2%
Mutual Fund	0.3%
Right†	0.0%
Liabilities in excess of other assets	(5.1%)

100.0%

Top Industries ††
Insurance	9.6%
Commercial Banks	8.8%
Oil, Gas & Consumable Fuels	5.3%
Specialty Retail	5.0%
Energy Equipment & Services	4.2%
Electronic Equipment, Instruments & Components	3.4%
Media	3.2%
Machinery	3.1%
Thrifts & Mortgage Finance	2.8%
Health Care Providers & Services	2.7%
Other Industries*	51.9%

100.0%

Top Holdings ††
GameStop Corp., Class A	1.0%
Smithfield Foods, Inc.	0.9%
Tesoro Corp.	0.9%
Domtar Corp.	0.8%
Ingram Micro, Inc., Class A	0.8%
Gannett Co., Inc.	0.8%
Dillard’s, Inc., Class A	0.7%
Assurant, Inc.	0.7%
American Capital Ltd.	0.7%
People’s United Financial, Inc.	0.6%
Other Holdings*	92.1%

100.0%

†	Amount rounds to less than 0.1%.

††	Percentages indicated are based upon total investments as of October 31, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

54	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.6%

	Shares	Market Value

Aerospace & Defense 1.4%
AAR Corp.	3,725	$74,239
Allied Defense Group, Inc. (The)* (a)	400	1,260
Ascent Solar Technologies, Inc.* (b)	2,800	2,268
Ceradyne, Inc.*	4,500	150,570
CPI Aerostructures, Inc.*	85	922
Curtiss-Wright Corp.	5,005	164,064
Ducommun, Inc.	1,200	17,124
Esterline Technologies Corp.*	2,300	128,570
Innovative Solutions & Support, Inc.*	1,400	6,664
Kratos Defense & Security Solutions, Inc.*	3,211	20,326
LMI Aerospace, Inc.*	978	19,668
Moog, Inc., Class A*	1,317	51,007
SIFCO Industries, Inc.	200	3,838
Sparton Corp.*	1,053	8,972
Sypris Solutions, Inc.*	9	28
Taser International, Inc.*	200	994
Teledyne Technologies, Inc.*	300	16,341
Triumph Group, Inc.	2,844	165,236

		832,091

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	3,171	17,568
Atlas Air Worldwide Holdings, Inc.*	4,664	179,657
Pacer International, Inc.*	175	824

		198,049

Airlines 0.5%
Alaska Air Group, Inc.*	1,916	127,472
Hawaiian Holdings, Inc.*	800	4,280
JetBlue Airways Corp.*	14,459	64,776
Pinnacle Airlines Corp.*	2,253	5,790
Republic Airways Holdings, Inc.*	4,182	10,873
SkyWest, Inc.	5,268	70,644

		283,835

Auto Components 0.6%
Dana Holding Corp.*	302	4,270
Dorman Products, Inc.*	700	26,677
Drew Industries, Inc.	500	12,015
Federal-Mogul Corp.*	4,800	80,928
Modine Manufacturing Co.*	3,700	39,109
Motorcar Parts of America, Inc.*	1,700	16,864
Shiloh Industries, Inc.	1,577	12,458
Spartan Motors, Inc.	4,100	20,090
Standard Motor Products, Inc.	2,600	40,430
Stoneridge, Inc.*	1,052	8,279
Superior Industries International, Inc.	4,819	88,140

		349,260

Beverages 0.5%
Central European Distribution Corp.* (b)	2,900	15,660
Coca-Cola Bottling Co. Consolidated	695	39,003
Constellation Brands, Inc., Class A*	10,258	207,417

Common Stocks (continued)

	Shares	Market Value

Beverages (continued)
Craft Brewers Alliance, Inc.* (b)	1,000	$6,550
MGP Ingredients, Inc.	1,600	10,496

		279,126

Biotechnology 0.1%
AMAG Pharmaceuticals, Inc.* (b)	430	6,067
Astex Pharmaceuticals, Inc.*	10,155	19,599
Codexis, Inc.*	434	2,001
Emergent Biosolutions, Inc.*	100	1,886
Enzon Pharmaceuticals, Inc.*	802	5,895
Lexicon Pharmaceuticals, Inc.*	7,400	8,954
Maxygen, Inc.	2,900	17,110
MediciNova, Inc.*	570	1,197
Myrexis, Inc.*	269	748
Repligen Corp.*	949	3,255
SciClone Pharmaceuticals, Inc.*	273	1,149

		67,861

Building Products 0.8%
American Woodmark Corp.	1,300	22,113
Apogee Enterprises, Inc.	3,801	41,507
Armstrong World Industries, Inc.	364	15,503
Builders FirstSource, Inc.*	100	163
Gibraltar Industries, Inc.*	3,481	38,848
Griffon Corp.*	3,713	35,162
Insteel Industries, Inc.	2,380	24,538
Owens Corning, Inc.*	2,191	62,181
Simpson Manufacturing Co., Inc.	5,368	164,583
Universal Forest Products, Inc.	2,109	59,200
US Home Systems, Inc.	700	3,776
USG Corp.*	306	2,833

		470,407

Capital Markets 1.5%
American Capital Ltd.*	54,470	423,232
Calamos Asset Management, Inc., Class A	788	9,842
Capital Southwest Corp.	350	30,803
Cowen Group, Inc., Class A*	6,392	17,386
E*TRADE Financial Corp.*	6,184	67,096
Edelman Financial Group, Inc.	3,450	23,943
FirstCity Financial Corp.*	1,000	6,370
GFI Group, Inc.	4,977	21,501
Harris & Harris Group, Inc.*	5,092	20,012
ICG Group, Inc.*	3,493	37,689
INTL. FCStone, Inc.*	800	19,392
JMP Group, Inc.	900	6,678
Knight Capital Group, Inc., Class A*	4,800	59,952
MCG Capital Corp.	8,170	37,909
Medallion Financial Corp.	1,852	22,039
MF Global Holdings Ltd.* (a)	6,947	1
Oppenheimer Holdings, Inc., Class A	326	5,728
Penson Worldwide, Inc.* (b)	2,500	3,075
Piper Jaffray Cos.*	700	14,532

2011 Annual Report	55

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Safeguard Scientifics, Inc.*	3,366	$56,919
Steel Excel, Inc.*	1,070	27,820
SWS Group, Inc.	3,400	18,734

		930,653

Chemicals 2.8%
A. Schulman, Inc.	3,010	63,541
American Pacific Corp.*	600	5,532
American Vanguard Corp.	4,345	53,748
Arabian American Development Co.*	100	456
Ashland, Inc.	4,400	233,024
Cabot Corp.	3,200	96,576
Chase Corp. (b)	500	7,000
Chemtura Corp.*	1,876	22,775
Core Molding Technologies, Inc.*	350	3,041
Cytec Industries, Inc.	2,992	133,653
Ferro Corp.*	2,700	17,469
Georgia Gulf Corp.*	2,959	53,558
Huntsman Corp.	5,200	61,048
Innospec, Inc.*	2,300	69,460
KMG Chemicals, Inc.	300	4,362
Landec Corp.*	2,425	15,059
Minerals Technologies, Inc.	1,231	67,508
OM Group, Inc.*	3,101	89,650
Penford Corp.*	1,400	7,154
Quaker Chemical Corp.	142	4,940
Sensient Technologies Corp.	5,500	203,280
Spartech Corp.*	3,200	12,992
Valspar Corp.	5,900	205,733
Westlake Chemical Corp.	5,000	206,050
Zoltek Cos., Inc.*	4,865	35,271

		1,672,880

Commercial Banks 9.2%
1st Source Corp.	2,736	65,773
1st United Bancorp, Inc.*	188	974
Ameris Bancorp*	2,005	20,150
AmeriServ Financial, Inc.*	1,800	3,510
Associated Banc-Corp.	5,100	56,865
Bancorp, Inc. (The)*	2,648	21,290
BancorpSouth, Inc.	5,865	57,301
BancTrust Financial Group, Inc.*	1,100	1,793
Banner Corp.	494	8,680
Boston Private Financial Holdings, Inc.	7,814	59,230
Bryn Mawr Bank Corp.	174	3,195
Camden National Corp.	68	2,018
Cape Bancorp, Inc.*	600	4,560
Capital City Bank Group, Inc. (b)	2,100	21,399
CapitalSource, Inc.	18,097	115,097
Cardinal Financial Corp.	3,463	37,193
Cathay General Bancorp	13,982	195,608
Center Bancorp, Inc. (b)	983	9,122
Center Financial Corp.*	2,102	13,810

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Centerstate Banks, Inc.	500	$2,840
Central Pacific Financial Corp.*	160	1,950
Chemical Financial Corp.	1,317	26,511
City Holding Co.	1,400	46,004
City National Corp.	900	38,178
CNB Financial Corp. (b)	84	1,203
CoBiz Financial, Inc.	5,513	29,219
Columbia Banking System, Inc.	6,400	122,048
Comerica, Inc.	2,010	51,356
Community Bank System, Inc.	4,100	104,796
Community Trust Bancorp, Inc.	1,303	36,914
Crescent Financial Corp.	300	1,269
CVB Financial Corp. (b)	10,579	102,722
East West Bancorp, Inc.	5,000	97,350
Encore Bancshares, Inc.* (b)	900	10,584
Enterprise Financial Services Corp.	1,963	30,289
Fidelity Southern Corp.	1,230	8,118
Financial Institutions, Inc.	1,089	17,838
First Bancorp, North Carolina	1,818	23,052
First Bancorp, Puerto Rico* (b)	638	2,271
First Busey Corp.	3,031	15,458
First California Financial Group, Inc.*	100	327
First Commonwealth Financial Corp.	9,097	41,937
First Community Bancshares, Inc.	2,243	26,938
First Financial Bancorp	3,200	52,480
First Financial Corp.	636	20,899
First Horizon National Corp.	11,684	81,671
First Interstate BancSystem, Inc.	435	5,498
First Merchants Corp.	3,296	26,566
First Midwest Bancorp, Inc.	6,019	54,231
First Security Group, Inc.*	90	270
First South Bancorp, Inc.*	850	3,400
FirstMerit Corp.	2,859	40,055
FNB Corp.	12,066	121,746
Fulton Financial Corp.	9,456	89,265
German American Bancorp, Inc. (b)	805	13,983
Glacier Bancorp, Inc.	5,383	61,097
Great Southern Bancorp, Inc.	1,000	19,890
Green Bankshares, Inc.* (b)	1,261	1,740
Guaranty Bancorp*	5,200	6,916
Hanmi Financial Corp.*	5,800	5,800
Heartland Financial USA, Inc.	1,847	28,869
Heritage Commerce Corp.*	800	3,864
Home Bancorp, Inc.*	983	14,450
Home Bancshares, Inc.	44	1,032
Hudson Valley Holding Corp.	420	9,122
IBERIABANK Corp.	4,100	212,052
Independent Bank Corp. (b)	2,048	53,084
Independent Bank Corp., Michigan*	380	654
Intervest Bancshares Corp., Class A*	154	430
Lakeland Bancorp, Inc.	3,062	28,446
Lakeland Financial Corp.	779	18,610
Macatawa Bank Corp.*	2,090	5,580

56	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
MainSource Financial Group, Inc.	2,623	$24,604
MB Financial, Inc.	7,069	117,133
MBT Financial Corp.*	2,200	2,816
Mercantile Bank Corp.*	710	6,482
Metro Bancorp, Inc.*	1,907	15,771
Nara Bancorp, Inc.*	6,800	57,664
National Penn Bancshares, Inc.	13,300	103,740
NewBridge Bancorp*	1,950	7,800
North Valley Bancorp*	78	788
Northfield Bancorp, Inc. (b)	346	4,778
Old National Bancorp	3,900	45,123
Old Second Bancorp, Inc.* (b)	1,500	1,950
Oriental Financial Group, Inc.	5,002	52,971
Pacific Capital Bancorp* (b)	874	22,628
Pacific Continental Corp.	1,640	14,219
Pacific Mercantile Bancorp*	1,000	3,040
PacWest Bancorp	2,700	47,628
Park National Corp. (b)	600	35,826
Peoples Bancorp, Inc.	1,318	17,437
Pinnacle Financial Partners, Inc.*	6,100	91,561
Popular, Inc.*	83,233	154,813
Preferred Bank, Los Angeles*	144	1,159
PrivateBancorp, Inc.	12,137	132,293
Prosperity Bancshares, Inc.	2,357	90,721
Renasant Corp.	2,498	36,021
Republic Bancorp, Inc., Class A	988	20,096
Republic First Bancorp, Inc.*	1,723	2,809
S&T Bancorp, Inc.	1,532	28,602
Sandy Spring Bancorp, Inc.	1,307	22,232
SCBT Financial Corp.	686	20,258
Seacoast Banking Corp. of Florida*	7,563	11,269
Sierra Bancorp	1,250	13,675
Simmons First National Corp., Class A	1,842	47,818
Somerset Hills Bancorp	420	3,217
Southern Community Financial Corp.*	1,400	1,477
Southside Bancshares, Inc.	603	12,404
Southwest Bancorp, Inc.*	2,000	9,400
State Bancorp, Inc.	1,778	21,034
StellarOne Corp.	2,989	35,838
Sterling Bancorp	1,842	15,197
Sun Bancorp, Inc.*	2,364	7,021
Superior Bancorp*	1,400	4
Susquehanna Bancshares, Inc.	17,273	125,402
Synovus Financial Corp.	138,715	208,073
Taylor Capital Group, Inc.* (b)	858	7,971
Texas Capital Bancshares, Inc.*	900	25,200
Tompkins Financial Corp.	227	8,951
Tower Bancorp, Inc.	843	21,682
TowneBank (b)	1,349	16,809
Trico Bancshares	44	653
Trustmark Corp.	5,400	119,556
UMB Financial Corp.	1,606	59,213
Umpqua Holdings Corp.	10,221	117,031

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Union First Market Bankshares Corp.	2,915	$37,370
United Bankshares, Inc. (b)	200	4,748
United Community Banks, Inc.* (b)	1,559	11,521
United Security Bancshares*	258	668
Univest Corp. of Pennsylvania	1,400	21,294
Virginia Commerce Bancorp, Inc.*	2,453	15,601
Washington Banking Co.	1,343	15,874
Washington Trust Bancorp, Inc.	1,440	33,811
Webster Financial Corp.	10,027	196,930
WesBanco, Inc.	3,300	65,538
West Bancorp, Inc.	1,537	15,124
West Coast Bancorp*	591	8,824
Western Alliance Bancorp*	13,239	86,054
Wintrust Financial Corp.	2,640	76,243
Yadkin Valley Financial Corp.*	2,000	4,240
Zions Bancorporation	21,300	369,768

		5,553,906

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	2,700	54,594
American Reprographics Co.*	476	1,899
Amrep Corp.*	180	1,337
Brink’s Co. (The)	1,000	27,790
Consolidated Graphics, Inc.*	800	36,448
Courier Corp.	1,200	10,428
Covanta Holding Corp.	18,000	263,880
EnergySolutions, Inc.*	7,456	28,109
Ennis, Inc.	2,761	40,393
Fuel Tech, Inc.*	300	1,662
G&K Services, Inc., Class A	1,400	42,504
Geo Group, Inc. (The)*	3,648	66,503
Intersections, Inc.	1,600	27,024
KAR Auction Services, Inc.*	15	206
Kimball International, Inc., Class B	3,996	22,498
M&F Worldwide Corp.*	900	22,284
McGrath Rentcorp	1,876	50,127
Metalico, Inc.*	2,780	12,566
Mobile Mini, Inc.*	4,680	84,895
Multi-Color Corp.	670	17,762
NL Industries, Inc.	1,750	25,445
RR Donnelley & Sons Co.	1,300	21,190
Schawk, Inc.	2,400	32,376
Standard Register Co. (The)	1,100	2,849
Steelcase, Inc., Class A	14,813	109,764
SYKES Enterprises, Inc.*	453	7,216
UniFirst Corp.	1,803	94,387
United Stationers, Inc.	400	12,724
Viad Corp.	2,000	41,860
Virco Manufacturing	1,500	2,640
WCA Waste Corp.*	518	2,466

		1,165,826

2011 Annual Report	57

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 2.1%
Anaren, Inc.*	1,304	$24,945
Arris Group, Inc.*	14,421	155,170
Aviat Networks, Inc.*	7,678	15,740
Aware, Inc.*	1,300	3,848
Bel Fuse, Inc., Class B	1,019	18,220
Black Box Corp.	1,700	47,583
Brocade Communications Systems, Inc.*	84,602	370,557
Communications Systems, Inc.	1,320	21,754
Comtech Telecommunications Corp.	908	30,064
Digi International, Inc.*	2,945	37,667
EchoStar Corp., Class A*	3,067	80,846
EMCORE Corp.*	15,500	15,345
Emulex Corp.*	2,100	17,598
Extreme Networks*	12,487	36,837
Globecomm Systems, Inc.*	4,024	54,686
Harmonic, Inc.*	1,900	10,450
KVH Industries, Inc.*	100	736
Network Equipment Technologies, Inc.*	650	1,241
Oplink Communications, Inc.*	3,610	58,554
Opnext, Inc.*	8,130	8,068
Optical Cable Corp.	300	1,074
ORBCOMM, Inc.*	4,285	11,784
PC-Tel, Inc.*	1,200	8,688
Performance Technologies, Inc.*	1,121	2,051
Sonus Networks, Inc.*	1,683	4,460
Sycamore Networks, Inc.	3,954	75,996
Symmetricom, Inc.*	2,000	10,300
Tekelec*	10	98
Tellabs, Inc.	22,200	96,126
Telular Corp.	1,403	8,404
Tessco Technologies, Inc.	950	13,224
UTStarcom Holdings Corp.* (b)	14,282	20,423

		1,262,537

Computers & Peripherals 0.4%
Avid Technology, Inc.*	4,700	29,140
Concurrent Computer Corp.*	529	2,217
Datalink Corp.*	1,100	10,428
Dataram Corp.* (b)	600	726
Electronics for Imaging, Inc.*	8,400	126,000
Hutchinson Technology, Inc.* (b)	985	1,753
Imation Corp.*	3,200	21,504
Intevac, Inc.*	1,900	15,295
Novatel Wireless, Inc.*	2,800	11,116
Presstek, Inc.*	2,000	1,520
Rimage Corp.	120	1,332
Silicon Graphics International Corp.* (b)	2,506	36,237

		257,268

Construction & Engineering 1.8%
Aecom Technology Corp.*	73	1,527
Aegion Corp.*	2,400	35,496
Argan, Inc.	134	1,823

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Comfort Systems USA, Inc.	2,200	$24,200
Dycom Industries, Inc.*	6,300	122,409
EMCOR Group, Inc.	9,444	236,761
Furmanite Corp.*	106	707
Granite Construction, Inc.	4,912	110,520
Great Lakes Dredge & Dock Corp.	6,000	30,900
Integrated Electrical Services, Inc.*	1,200	2,928
Layne Christensen Co.*	1,437	36,198
MYR Group, Inc.*	1,503	28,993
Northwest Pipe Co.*	1,116	29,764
Pike Electric Corp.*	3,899	29,671
Sterling Construction Co., Inc.*	2,000	24,900
Tutor Perini Corp.	4,429	64,353
URS Corp.*	8,761	312,768

		1,093,918

Construction Materials 0.1%
Headwaters, Inc.*	7,409	13,040
Texas Industries, Inc. (b)	1,351	40,530

		53,570

Consumer Finance 0.6%
Advance America Cash Advance Centers, Inc.	423	3,566
Cash America International, Inc.	5,300	290,175
CompuCredit Holdings Corp.* (b)	2,637	8,227
First Marblehead Corp. (The)* (b)	12,745	12,235
Nelnet, Inc., Class A	3,500	75,180

		389,383

Containers & Packaging 0.6%
Bemis Co., Inc.	3,600	101,196
Boise, Inc.	12,388	74,947
Graphic Packaging Holding Co.*	16,566	73,222
Myers Industries, Inc.	4,075	49,797
Temple-Inland, Inc.	2,300	73,163

		372,325

Distributors 0.1%
Audiovox Corp., Class A*	2,000	14,220
Core-Mark Holding Co., Inc.*	1,400	46,886

		61,106

Diversified Consumer Services 0.7%
Archipelago Learning, Inc.*	100	1,019
Ascent Capital Group, Inc., Class A*	1,398	63,595
Carriage Services, Inc.	1,570	9,357
Corinthian Colleges, Inc.* (b)	5,988	11,437
Education Management Corp.* (b)	53	1,053
Lincoln Educational Services Corp.	483	4,516
Mac-Gray Corp.	1,096	15,212
Regis Corp.	6,100	99,796

58	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Service Corp. International	16,280	$162,800
Stewart Enterprises, Inc., Class A	3,400	21,896

		390,681

Diversified Financial Services 1.1%
Asset Acceptance Capital Corp.*	2,200	6,600
Asta Funding, Inc.	1,919	15,467
Interactive Brokers Group, Inc., Class A	7,410	113,966
Marlin Business Services Corp.*	1,601	18,876
NASDAQ OMX Group, Inc. (The)*	9,627	241,156
NewStar Financial, Inc.*	6,586	70,602
PHH Corp.*	6,571	121,235
Pico Holdings, Inc.*	1,700	38,828
Resource America, Inc., Class A	1,656	8,065

		634,795

Diversified Telecommunication Services 0.1%
Atlantic Tele-Network, Inc.	220	8,349
General Communication, Inc., Class A*	4,415	41,722
HickoryTech Corp.	214	2,388
Iridium Communications, Inc.* (b)	392	2,493
Neutral Tandem, Inc.*	79	833
Premiere Global Services, Inc.*	1,200	10,872
Primus Telecommunications Group, Inc.*	203	2,385
SureWest Communications	1,680	19,270

		88,312

Electrical Equipment 1.1%
AZZ, Inc.	1,591	71,054
Brady Corp., Class A	4,000	122,880
Encore Wire Corp.	3,289	87,422
EnerSys*	7,700	173,481
Franklin Electric Co., Inc.	200	9,184
General Cable Corp.*	1,000	28,040
Global Power Equipment Group, Inc.*	180	4,772
Hoku Corp.* (b)	3,234	4,883
LSI Industries, Inc.	2,375	15,984
Ocean Power Technologies, Inc.* (b)	900	3,393
Orion Energy Systems, Inc.*	2,691	8,288
Powell Industries, Inc.*	495	16,637
PowerSecure International, Inc.*	474	2,014
Regal-Beloit Corp.	400	21,252
Thomas & Betts Corp.*	2,200	109,318
Ultralife Corp.*	1,750	7,910

		686,512

Electronic Equipment, Instruments & Components 3.6%
Agilysys, Inc.*	3,840	32,602
Arrow Electronics, Inc.*	5,100	183,855
AVX Corp.	9,300	124,713
Benchmark Electronics, Inc.*	5,200	71,448
Brightpoint, Inc.*	5,300	53,795
Checkpoint Systems, Inc.*	3,872	51,304

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Coherent, Inc.*	500	$25,485
Daktronics, Inc.	91	919
DDi Corp.	1,100	10,109
Electro Rent Corp.	2,886	46,378
Electro Scientific Industries, Inc.*	2,826	34,732
FARO Technologies, Inc.*	200	8,356
FEI Co.*	700	27,832
Frequency Electronics, Inc.*	900	7,443
Gerber Scientific, Inc.* (a)(b)	4,000	0
GSI Group, Inc.*	848	8,285
GTSI Corp.*	1,000	4,420
ID Systems, Inc.*	729	4,002
Identive Group, Inc.* (b)	1,981	4,695
Ingram Micro, Inc., Class A*	28,600	511,368
Insight Enterprises, Inc.*	3,600	60,840
Iteris, Inc.*	1,700	2,193
KEMET Corp.*	5,403	49,816
Key Tronic Corp.*	1,000	4,180
LoJack Corp.*	900	2,988
Measurement Specialties, Inc.*	800	24,968
Mercury Computer Systems, Inc.*	2,074	30,280
Methode Electronics, Inc.	1,600	14,864
Multi-Fineline Electronix, Inc.*	1,300	29,822
NAPCO Security Technologies, Inc.*	1,750	3,640
Newport Corp.*	684	9,473
OSI Systems, Inc.*	1,500	66,450
PAR Technology Corp.*	1,300	4,732
Park Electrochemical Corp.	998	28,243
PC Connection, Inc.*	1,900	15,865
PC Mall, Inc.*	1,773	9,344
Perceptron, Inc.*	1,400	7,868
Planar Systems, Inc.*	1,900	3,667
Plexus Corp.*	700	17,990
RadiSys Corp.*	1,281	7,507
RF Industries Ltd.	443	1,400
Richardson Electronics Ltd.	2,700	35,073
Rofin-Sinar Technologies, Inc.*	500	13,000
Rogers Corp.*	500	21,585
Sanmina-SCI Corp.*	1,744	15,365
ScanSource, Inc.*	600	20,856
SYNNEX Corp.*	3,700	106,819
Tech Data Corp.*	3,600	177,048
TTM Technologies, Inc.*	1,400	15,638
Viasystems Group, Inc.* (b)	218	4,489
Vicon Industries, Inc.*	371	1,243
Vishay Intertechnology, Inc.*	10,100	108,575
Vishay Precision Group, Inc.*	521	7,601
Wayside Technology Group, Inc.	200	2,400
X-Rite, Inc.* (b)	2,048	9,236
Zygo Corp.*	1,869	28,670

		2,175,469

2011 Annual Report	59

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 4.4%
Basic Energy Services, Inc.*	4,600	$84,364
Bolt Technology Corp.*	434	4,375
Bristow Group, Inc.	3,800	189,164
Cal Dive International, Inc.*	3,856	8,637
Dawson Geophysical Co.*	1,171	33,842
ENGlobal Corp.*	1,900	4,959
Exterran Holdings, Inc.* (b)	1,886	17,917
Geokinetics, Inc.*	1,107	3,620
Global Industries Ltd.*	20,756	165,010
Gulf Island Fabrication, Inc.	2,600	72,410
Gulfmark Offshore, Inc., Class A*	2,732	113,624
Helix Energy Solutions Group, Inc.*	18,987	342,905
Hercules Offshore, Inc.*	24,653	93,435
Hornbeck Offshore Services, Inc.* (b)	4,811	157,993
Key Energy Services, Inc.*	4,200	54,306
Matrix Service Co.*	3,600	38,232
Mitcham Industries, Inc.*	1,303	18,998
Natural Gas Services Group, Inc.*	2,100	28,896
Newpark Resources, Inc.*	16,200	144,666
Parker Drilling Co.*	13,454	74,401
Patterson-UTI Energy, Inc.	5,079	103,205
PHI, Inc., Non-Voting Shares*	1,597	35,246
Pioneer Drilling Co.*	5,461	54,009
Rowan Cos., Inc.*	6,500	224,185
SEACOR Holdings, Inc.	1,300	110,695
TETRA Technologies, Inc.*	1,499	14,240
TGC Industries, Inc.*	1,890	10,546
Tidewater, Inc.	3,380	166,397
Union Drilling, Inc.*	3,438	25,751
Unit Corp.*	4,879	239,364
Willbros Group, Inc.*	4,420	22,498

		2,657,890

Food & Staples Retailing 1.0%
Andersons, Inc. (The)	2,123	78,381
Ingles Markets, Inc., Class A	1,677	25,323
Nash Finch Co.	1,200	31,584
Pantry, Inc. (The)*	2,488	35,180
Ruddick Corp.	1,800	78,678
Spartan Stores, Inc.	2,988	51,154
SUPERVALU, Inc. (b)	18,183	145,828
Susser Holdings Corp.*	1,600	35,136
Weis Markets, Inc.	2,106	83,292
Winn-Dixie Stores, Inc.*	10,073	63,863

		628,419

Food Products 2.5%
B&G Foods, Inc.	3,898	82,716
Cal-Maine Foods, Inc. (b)	200	6,664
Chiquita Brands International, Inc.*	5,100	45,288
Corn Products International, Inc.	1,370	66,445
Dole Food Co., Inc.* (b)	4,201	44,447
Farmer Bros Co.	1,300	7,605

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Fresh Del Monte Produce, Inc.	3,518	$89,568
Hain Celestial Group, Inc. (The)*	3,417	114,675
Imperial Sugar Co.	1,450	9,816
J&J Snack Foods Corp.	96	4,951
John B. Sanfilippo & Son, Inc.*	300	2,580
Omega Protein Corp.*	2,886	31,255
Pilgrim’s Pride Corp.* (b)	1,435	7,232
Ralcorp Holdings, Inc.*	2,103	170,007
Sanderson Farms, Inc. (b)	279	13,810
Seneca Foods Corp., Class A*	1,213	25,534
Smart Balance, Inc.*	8,782	57,522
Smithfield Foods, Inc.*	25,800	589,788
Snyders-Lance, Inc.	9	191
Tootsie Roll Industries, Inc. (b)	400	9,908
TreeHouse Foods, Inc.*	2,400	147,216

		1,527,218

Health Care Equipment & Supplies 2.4%
Alere, Inc.*	7,934	206,760
Alphatec Holdings, Inc.*	2,787	5,769
Analogic Corp.	500	27,040
AngioDynamics, Inc.*	3,318	51,130
Anika Therapeutics, Inc.*	1,200	7,320
Cantel Medical Corp.	2,366	65,302
CONMED Corp.*	2,200	57,794
Cooper Cos., Inc. (The)	3,500	242,550
CryoLife, Inc.*	1,465	6,754
Cutera, Inc.*	2,161	15,430
Cynosure, Inc., Class A*	1,367	16,636
Digirad Corp.*	1,500	3,600
Exactech, Inc.*	5	80
Greatbatch, Inc.*	2,535	56,607
ICU Medical, Inc.*	200	7,862
Invacare Corp.	2,709	60,817
IRIS International, Inc.*	904	8,190
Medical Action Industries, Inc.*	600	3,144
Merit Medical Systems, Inc.*	400	5,368
Misonix, Inc.*	600	1,020
Natus Medical, Inc.*	4,025	34,615
NuVasive, Inc.*	400	5,928
Palomar Medical Technologies, Inc.*	1,800	15,318
PhotoMedex, Inc.*	200	2,700
Rochester Medical Corp.*	1,042	8,336
RTI Biologics, Inc.*	6,802	30,609
Solta Medical, Inc.* (b)	3,832	8,392
SurModics, Inc.*	1,558	16,421
Symmetry Medical, Inc.*	3,570	32,451
Synovis Life Technologies, Inc.*	165	2,964
Teleflex, Inc.	4,945	296,008
Theragenics Corp.*	3,000	4,500
TranS1, Inc.*	1,626	2,959
West Pharmaceutical Services, Inc.	300	11,661

60	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Wright Medical Group, Inc.*	7,000	$120,330
Young Innovations, Inc.	700	20,125

		1,462,490

Health Care Providers & Services 2.9%
Almost Family, Inc.*	42	783
Amedisys, Inc.*	3,308	43,434
American Dental Partners, Inc.*	1,795	18,955
AMN Healthcare Services, Inc.*	3,173	15,040
Amsurg Corp.*	2,978	75,433
Assisted Living Concepts, Inc., Class A	1,406	19,979
BioScrip, Inc.*	6,885	44,752
Capital Senior Living Corp.*	4,591	35,856
Centene Corp.*	500	17,575
Chindex International, Inc.*	400	4,444
Community Health Systems, Inc.*	4,110	71,843
Coventry Health Care, Inc.*	3,524	112,098
Dynacq Healthcare, Inc.*	256	274
Five Star Quality Care, Inc.*	6,500	16,835
Gentiva Health Services, Inc.*	2,670	11,054
Hanger Orthopedic Group, Inc.*	3,900	67,743
Health Net, Inc.*	100	2,779
Healthspring, Inc.*	5,100	275,094
Healthways, Inc.*	1,619	11,592
Integramed America, Inc.*	1,000	8,010
Kindred Healthcare, Inc.*	4,920	57,318
LHC Group, Inc.*	2,059	32,306
LifePoint Hospitals, Inc.*	3,400	131,444
Magellan Health Services, Inc.*	300	15,441
Medcath Corp.*	2,115	15,228
Metropolitan Health Networks, Inc.*	366	2,386
Molina Healthcare, Inc.*	4,200	88,956
National HealthCare Corp.	300	11,493
Omnicare, Inc.	10,500	313,110
PDI, Inc.*	1,400	9,016
PharMerica Corp.*	3,660	57,096
Select Medical Holdings Corp.*	1,656	14,407
Skilled Healthcare Group, Inc., Class A*	2,519	9,522
Sun Healthcare Group, Inc.*	1,776	4,653
SunLink Health Systems, Inc.* (b)	700	1,260
Triple-S Management Corp., Class B*	1,888	35,872
Universal American Corp.	7,150	82,225

		1,735,306

Health Care Technology 0.1%
Arrhythmia Research Technology, Inc.	200	700
Omnicell, Inc.*	2,700	40,365

		41,065

Hotels, Restaurants & Leisure 2.2%
Benihana, Inc., Class A*	1,647	15,877
Biglari Holdings, Inc.*	130	44,866
Bluegreen Corp.*	4,500	10,170

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Bob Evans Farms, Inc.	3,094	$101,792
Boyd Gaming Corp.* (b)	6,400	41,472
Churchill Downs, Inc.	1,471	70,711
DineEquity, Inc.*	1,400	65,744
Dover Motorsports, Inc.*	1,000	1,020
Full House Resorts, Inc.* (b)	2,553	7,353
Gaylord Entertainment Co.*	2,223	51,996
Great Wolf Resorts, Inc.*	3,823	9,404
International Speedway Corp., Class A	2,278	54,353
Isle of Capri Casinos, Inc.*	4,913	26,727
J Alexander’s Corp.*	500	3,340
Lakes Entertainment, Inc.*	1,900	3,990
Luby’s, Inc.*	2,896	13,988
Marcus Corp.	2,900	34,568
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,600	10,720
Monarch Casino & Resort, Inc.*	1,200	12,348
MTR Gaming Group, Inc.*	2,160	3,586
Multimedia Games Holding Co., Inc.*	2,201	14,549
Nathan’s Famous, Inc.*	188	3,547
O’Charleys, Inc.*	2,824	17,537
Orient-Express Hotels Ltd., Class A*	6,991	59,633
Penn National Gaming, Inc.*	3,173	114,228
Red Lion Hotels Corp.*	1,000	6,950
Red Robin Gourmet Burgers, Inc.*	2,700	67,689
Rick’s Cabaret International, Inc.*	1,600	12,512
Ruby Tuesday, Inc.*	5,200	43,628
Scientific Games Corp., Class A*	948	8,238
Speedway Motorsports, Inc.	4,200	54,600
Vail Resorts, Inc.	4,300	191,608
Wendy’s Co. (The)	31,000	156,860

		1,335,604

Household Durables 2.8%
Acme United Corp.	200	1,886
Bassett Furniture Industries, Inc.	1,614	12,186
Beazer Homes USA, Inc.* (b)	10,359	22,272
Blyth, Inc.	1,351	75,426
Cavco Industries, Inc.*	586	26,387
Cobra Electronics Corp.*	800	2,832
Craftmade International, Inc.*	300	1,236
CSS Industries, Inc.	1,000	21,080
D.R. Horton, Inc.	3,845	42,795
Dixie Group, Inc.*	700	2,191
Emerson Radio Corp.*	2,700	4,590
Ethan Allen Interiors, Inc.	2,478	49,064
Furniture Brands International, Inc.*	5,423	10,358
Helen of Troy Ltd.*	3,457	100,011
Hooker Furniture Corp.	981	9,516
Jarden Corp.	7,700	246,631
Kid Brands, Inc.*	1,300	3,809
La-Z-Boy, Inc.*	7,395	75,133
Lennar Corp., Class B	800	10,184

2011 Annual Report	61

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Lennar Corp., Class A	18,905	$312,689
Lifetime Brands, Inc.	808	9,882
M.D.C. Holdings, Inc. (b)	2,101	47,062
M/I Homes, Inc.*	2,451	18,309
Meritage Homes Corp.*	5,800	102,950
Mohawk Industries, Inc.*	4,151	218,550
Orleans Homebuilders, Inc.* (a)	1,500	0
Pulte Group, Inc.*	687	3,559
Ryland Group, Inc.	7,900	106,650
Skyline Corp.	800	5,408
Stanley Furniture Co., Inc.*	1,520	4,697
Toll Brothers, Inc.*	7,359	128,341
Universal Electronics, Inc.*	391	7,269

		1,682,953

Household Products 0.1%
Central Garden and Pet Co., Class A*	4,223	37,120
Central Garden and Pet Co.*	2,100	18,165
Spectrum Brands Holdings, Inc.*	407	10,330

		65,615

Independent Power Producers & Energy Traders 0.4%
Dynegy, Inc.*	21,700	79,639
GenOn Energy, Inc.*	51,553	157,237
Synthesis Energy Systems, Inc.*	519	799

		237,675

Industrial Conglomerates 0.1%
Standex International Corp.	1,150	44,401

Information Technology Services 0.9%
Acxiom Corp.*	1,500	19,785
CACI International, Inc., Class A*	2,623	143,977
CIBER, Inc.*	1,743	6,066
Convergys Corp.*	12,452	133,236
CoreLogic, Inc.*	5,800	70,586
Dynamics Research Corp.*	1,600	15,424
Edgewater Technology, Inc.*	400	1,152
Euronet Worldwide, Inc.*	1,988	38,508
Global Cash Access Holdings, Inc.*	281	837
Hackett Group, Inc. (The)*	5,000	20,650
Mantech International Corp., Class A	1,085	38,116
NCI, Inc., Class A*	353	4,818
Online Resources Corp.*	781	2,093
StarTek, Inc.*	1,500	3,525
Virtusa Corp.*	1,577	25,689

		524,462

Insurance 10.0%
21st Century Holding Co.*	900	2,196
Affirmative Insurance Holdings, Inc.*	1,900	2,698
Alleghany Corp.*	508	161,199
Allied World Assurance Co. Holdings AG	2,437	141,590

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Alterra Capital Holdings Ltd.	4,641	$100,617
American Equity Investment Life Holding Co.	6,500	70,460
American Financial Group, Inc.	7,285	261,022
American National Insurance Co.	700	50,022
American Safety Insurance Holdings Ltd.*	1,326	27,064
AMERISAFE, Inc.*	1,700	36,635
Arch Capital Group Ltd.*	2,400	86,328
Argo Group International Holdings Ltd.	2,400	72,456
Aspen Insurance Holdings Ltd.	3,012	79,788
Assurant, Inc.	11,838	456,236
Assured Guaranty Ltd.	8,305	105,806
Axis Capital Holdings Ltd.	5,280	165,528
Citizens, Inc.* (b)	384	3,011
CNO Financial Group, Inc.*	45,012	281,325
Delphi Financial Group, Inc., Class A	3,246	85,954
Donegal Group, Inc., Class A	2,513	31,463
Eastern Insurance Holdings, Inc.	1,180	15,623
EMC Insurance Group, Inc.	300	5,832
Employers Holdings, Inc.	417	6,764
Endurance Specialty Holdings Ltd.	2,189	81,431
Enstar Group Ltd.*	944	86,820
Everest Re Group Ltd.	265	23,829
FBL Financial Group, Inc., Class A	2,316	75,617
Fidelity National Financial, Inc., Class A	2,150	33,196
First Acceptance Corp.*	3,404	4,459
First American Financial Corp.	17,600	211,200
Flagstone Reinsurance Holdings SA	3,309	28,093
Global Indemnity PLC*	1,601	32,324
Hallmark Financial Services*	2,013	15,621
Hanover Insurance Group, Inc. (The)	3,187	121,616
Harleysville Group, Inc.	934	54,882
HCC Insurance Holdings, Inc.	6,900	183,609
Hilltop Holdings, Inc.*	6,467	50,960
Horace Mann Educators Corp.	4,553	61,238
Independence Holding Co. (b)	1,900	15,751
Kemper Corp.	9,341	251,179
Maiden Holdings Ltd.	1,095	8,924
MBIA, Inc.* (b)	15,000	132,000
Meadowbrook Insurance Group, Inc.	3,845	39,834
Mercury General Corp.	2,400	103,920
Montpelier Re Holdings Ltd.	6,171	107,992
National Financial Partners Corp.*	7,390	101,021
Navigators Group, Inc. (The)*	1,000	45,620
Old Republic International Corp.	14,375	127,075
OneBeacon Insurance Group Ltd., Class A	1,800	27,396
Phoenix Cos., Inc. (The)*	18,399	27,414
Platinum Underwriters Holdings Ltd.	1,497	51,841
Presidential Life Corp.	2,000	19,840
ProAssurance Corp.	2,500	191,375
Protective Life Corp.	13,511	251,305
Reinsurance Group of America, Inc.	4,500	235,035
RenaissanceRe Holdings Ltd.	1,200	81,744

62	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
RLI Corp.	1	$70
Safety Insurance Group, Inc.	1,100	46,882
SeaBright Holdings, Inc. (b)	2,400	17,232
Selective Insurance Group, Inc.	2,200	35,266
StanCorp Financial Group, Inc.	3,016	102,363
State Auto Financial Corp.	2,997	39,830
Stewart Information Services Corp.	2,162	21,706
Symetra Financial Corp.	3,367	31,212
Tower Group, Inc.	2,324	55,149
Transatlantic Holdings, Inc.	4,064	211,491
United Fire & Casualty Co.	2,100	39,501
Universal Insurance Holdings, Inc.	4,654	19,640
Validus Holdings Ltd.	2,859	78,222
White Mountains Insurance Group Ltd.	527	221,340

		6,053,682

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A*	4,900	13,965
dELiA*s, Inc.*	1,700	2,380
Gaiam, Inc., Class A	605	2,341
Hollywood Media Corp.*	1,736	2,239
ValueVision Media, Inc., Class A* (b)	3,113	10,211

		31,136

Internet Software & Services 1.3%
AOL, Inc.*	7,994	112,875
DealerTrack Holdings, Inc.*	700	15,183
EarthLink, Inc.	6,327	44,352
IAC/InterActiveCorp*	7,100	289,893
InfoSpace, Inc.*	4,732	41,452
Internap Network Services Corp.*	2,450	13,916
Keynote Systems, Inc.	1,254	29,933
KIT Digital, Inc.*	130	1,170
Looksmart Ltd.*	1,300	1,755
Marchex, Inc., Class B (b)	2,000	17,780
ModusLink Global Solutions, Inc.	4,527	18,923
Perficient, Inc.*	1,391	13,256
RealNetworks, Inc.	3,312	32,325
Soundbite Communications, Inc.*	1,400	3,556
TechTarget, Inc.*	3,199	23,705
TheStreet, Inc.	4,044	7,805
United Online, Inc.	8,230	48,639
Web.com Group, Inc.* (b)	2,400	23,184
XO Group, Inc.*	5,350	49,381

		789,083

Leisure Equipment & Products 0.3%
Aldila, Inc.	200	540
Arctic Cat, Inc.*	1,700	34,527
Callaway Golf Co.	9,279	53,911
Cybex International, Inc.*	1,400	1,120
JAKKS Pacific, Inc.	900	17,073
Nautilus, Inc.*	2,800	5,656

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products (continued)
Smith & Wesson Holding Corp.*	1,940	$5,742
Steinway Musical Instruments, Inc.*	1,800	45,360

		163,929

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.*	10,761	60,154
Albany Molecular Research, Inc.*	1,100	3,531
Cambrex Corp.*	4,033	22,222
Enzo Biochem, Inc.* (b)	640	1,830
eResearchTechnology, Inc.*	1,586	8,105
Furiex Pharmaceuticals, Inc.*	202	2,868
Harvard Bioscience, Inc.*	3,433	15,655
MEDTOX Scientific, Inc.	600	8,784
PerkinElmer, Inc.	4,178	86,359

		209,508

Machinery 3.2%
Alamo Group, Inc.	1,310	31,243
Albany International Corp., Class A	4,300	97,137
American Railcar Industries, Inc.*	3,800	83,828
Ampco-Pittsburgh Corp.	141	2,960
Astec Industries, Inc.*	500	16,625
Barnes Group, Inc.	9,800	228,046
Briggs & Stratton Corp.	2,665	38,909
Cascade Corp.	857	36,937
Chart Industries, Inc.*	476	26,899
CIRCOR International, Inc.	1,400	48,748
Columbus Mckinnon Corp.*	896	13,431
Douglas Dynamics, Inc.	199	2,989
Dynamic Materials Corp.	2,292	49,736
Energy Recovery, Inc.* (b)	325	998
EnPro Industries, Inc.*	500	17,220
ESCO Technologies, Inc.	103	3,149
Federal Signal Corp.	6,497	30,666
Flanders Corp.*	1,800	5,328
Flow International Corp.*	835	2,163
FreightCar America, Inc.*	1,200	22,740
Gencor Industries, Inc.*	499	3,493
Graham Corp.	112	2,580
Greenbrier Cos., Inc.*	4,515	84,024
Hardinge, Inc.	2,000	17,440
Hurco Cos., Inc.*	943	24,631
Kadant, Inc.*	600	12,990
Kaydon Corp.	300	9,438
Key Technology, Inc.*	300	3,384
LB Foster Co., Class A	749	19,099
Lydall, Inc.*	1,200	13,152
Met-Pro Corp.	1,374	12,380
MFRI, Inc.*	700	4,991
Miller Industries, Inc.	1,525	31,171
Mueller Industries, Inc.	2,300	93,035
Mueller Water Products, Inc., Class A	10,498	28,869
NACCO Industries, Inc., Class A	600	49,260

2011 Annual Report	63

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Tecumseh Products Co., Class A*	1,100	$6,996
Terex Corp.*	13,044	217,052
Timken Co.	2,302	96,960
Titan International, Inc. (b)	370	8,325
Trinity Industries, Inc.	12,200	332,694
Watts Water Technologies, Inc., Class A	3,644	114,750

		1,946,466

Marine 0.6%
Alexander & Baldwin, Inc.	7,464	309,831
Eagle Bulk Shipping, Inc.* (b)	5,800	8,990
Excel Maritime Carriers Ltd.* (b)	8,424	23,924
Genco Shipping & Trading Ltd.* (b)	2,700	24,300
Horizon Lines, Inc., Class A	3,400	935
International Shipholding Corp.	300	6,102

		374,082

Media 3.4%
AH Belo Corp., Class A	2,080	10,400
Ballantyne Strong, Inc.*	825	3,069
Belo Corp., Class A	15,800	100,172
Central European Media Enterprises Ltd., Class A* (b)	338	3,732
Cinemark Holdings, Inc.	5,400	111,618
Clear Channel Outdoor Holdings, Inc., Class A*	1,785	19,635
DG FastChannel, Inc.*	389	7,251
DreamWorks Animation SKG, Inc., Class A*	2,226	41,292
E.W. Scripps Co. (The), Class A*	5,713	47,646
Entercom Communications Corp., Class A* (b)	2,900	19,024
Fisher Communications, Inc.*	400	11,616
Gannett Co., Inc.	41,900	489,811
Gray Television, Inc.*	9,200	17,480
Harte-Hanks, Inc.	162	1,422
Journal Communications, Inc., Class A*	2,572	9,928
Lee Enterprises, Inc.* (b)	3,800	2,698
Liberty Media Corp. - Liberty Capital, Series A*	4,495	345,306
Liberty Media Corp. - Liberty Starz, Series A*	1,395	95,279
Live Nation Entertainment, Inc.*	11,974	112,436
Madison Square Garden Co. (The), Class A*	5,753	152,052
Martha Stewart Living Omnimedia, Class A*	1,415	5,476
McClatchy Co. (The), Class A* (b)	7,232	11,354
Media General, Inc., Class A* (b)	4,000	12,080
Meredith Corp. (b)	3,308	88,754
New Frontier Media, Inc.*	1,900	2,033
Orchard Enterprises, Inc., ADR-US* (a)	200	0
Outdoor Channel Holdings, Inc.*	2,254	16,837
Radio One, Inc., Class D*	7,300	9,563
Saga Communications, Inc., Class A*	400	15,000
Salem Communications Corp., Class A	2,100	5,229

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Scholastic Corp.	200	$5,370
Washington Post Co. (The), Class B (b)	800	272,128

		2,045,691

Metals & Mining 2.8%
AM Castle & Co.*	3,400	46,546
Century Aluminum Co.*	12,221	136,386
Coeur d’Alene Mines Corp.*	10,853	277,511
Commercial Metals Co.	9,200	114,356
Friedman Industries, Inc.	600	6,288
Haynes International, Inc.	400	23,396
Horsehead Holding Corp.*	4,183	36,309
Kaiser Aluminum Corp. (b)	1,900	88,274
Materion Corp.*	2,400	63,456
Metals USA Holdings Corp.*	530	5,772
Olympic Steel, Inc.	1,757	35,931
Reliance Steel & Aluminum Co.	3,171	140,127
RTI International Metals, Inc.*	5,400	142,506
Schnitzer Steel Industries, Inc., Class A	1,949	91,213
Steel Dynamics, Inc.	31,400	392,186
Synalloy Corp.	400	4,000
Universal Stainless & Alloy*	962	36,219
Worthington Industries, Inc.	2,851	49,265

		1,689,741

Multiline Retail 1.0%
Dillard’s, Inc., Class A	9,100	468,923
Fred’s, Inc., Class A	4,714	57,464
Saks, Inc.* (b)	6,327	66,876

		593,263

Oil, Gas & Consumable Fuels 5.5%
Alon USA Energy, Inc.	4,974	37,802
Approach Resources, Inc.* (b)	3,447	84,141
Berry Petroleum Co., Class A	1,600	55,280
Bill Barrett Corp.*	2,406	100,090
BioFuel Energy Corp.*	8,452	4,226
BPZ Resources, Inc.* (b)	20,800	62,192
Cloud Peak Energy, Inc.*	1,019	23,386
Comstock Resources, Inc.*	4,372	79,745
Contango Oil & Gas Co.*	400	25,736
Crimson Exploration, Inc.* (b)	4,218	12,570
Crosstex Energy, Inc.	4,500	58,635
CVR Energy, Inc.*	15,772	390,515
Delek US Holdings, Inc.	7,330	106,138
DHT Holdings, Inc.	5,005	8,008
Double Eagle Petroleum Co.*	2,400	21,312
Endeavour International Corp.* (b)	2,359	21,892
Energy Partners Ltd.*	4,560	65,390
General Maritime Corp. (b)	4,400	1,144
GeoMet, Inc.*	3,500	3,710
GeoResources, Inc.*	1,331	35,325
Green Plains Renewable Energy, Inc.* (b)	4,300	44,978

64	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Harvest Natural Resources, Inc.* (b)	4,100	$43,747
HKN, Inc.*	1,748	3,776
Lucas Energy, Inc.* (b)	2,800	4,788
Overseas Shipholding Group, Inc. (b)	2,600	32,448
Patriot Coal Corp.*	964	12,108
Penn Virginia Corp.	4,800	29,232
Petroleum Development Corp.*	2,300	60,053
PetroQuest Energy, Inc.* (b)	8,830	64,371
Plains Exploration & Production Co.*	1,548	48,762
Rex Energy Corp.* (b)	6,400	99,072
SemGroup Corp., Class A*	537	15,025
Stone Energy Corp.*	286	6,947
Sunoco, Inc.	8,540	317,944
Swift Energy Co.*	7,500	229,650
Teekay Corp.	8,140	209,686
Tesoro Corp.*	22,600	586,244
USEC, Inc.* (b)	11,824	24,830
VAALCO Energy, Inc.*	4,911	33,444
Warren Resources, Inc.*	1,228	3,844
Western Refining, Inc.*	16,300	260,474

		3,328,660

Paper & Forest Products 1.6%
Buckeye Technologies, Inc.	6,900	208,656
Domtar Corp.	6,334	518,818
KapStone Paper and Packaging Corp.*	700	11,480
Louisiana-Pacific Corp.*	13,351	88,784
MeadWestvaco Corp.	644	17,974
Mercer International, Inc.*	8,000	55,040
Neenah Paper, Inc.	715	11,798
P.H. Glatfelter Co.	3,742	56,130
Wausau Paper Corp.	1,700	12,750

		981,430

Personal Products 0.2%
CCA Industries, Inc.	400	2,008
Elizabeth Arden, Inc.*	1,600	54,848
Mannatech, Inc.*	1,800	1,098
Nutraceutical International Corp.*	868	11,978
Parlux Fragrances, Inc.*	1,100	3,696
Physicians Formula Holdings, Inc.*	1,300	4,004
Prestige Brands Holdings, Inc.*	6,100	64,538

		142,170

Pharmaceuticals 0.5%
Cumberland Pharmaceuticals, Inc.*	2,118	12,200
Hi-Tech Pharmacal Co., Inc.*	600	21,312
K-V Pharmaceutical Co., Class A* (b)	3,700	4,107
Lannett Co., Inc.*	1,884	7,705
Medicis Pharmaceutical Corp., Class A	989	37,869
Par Pharmaceutical Cos., Inc.*	2,200	67,320
ViroPharma, Inc.*	8,500	172,040

		322,553

Common Stocks (continued)

	Shares	Market Value

Professional Services 0.9%
Barrett Business Services, Inc.	600	$9,522
CBIZ, Inc.*	1,284	8,128
CDI Corp.	2,100	27,573
CRA International, Inc.*	1,479	28,574
Franklin Covey Co.*	1,700	16,388
FTI Consulting, Inc.*	2,001	78,859
GP Strategies Corp.*	3,023	35,732
Heidrick & Struggles International, Inc.	1,918	37,938
Hill International, Inc.*	1,266	7,090
Hudson Highland Group, Inc.*	3,550	16,437
Huron Consulting Group, Inc.*	1,172	42,204
ICF International, Inc.*	1,313	30,698
Kelly Services, Inc., Class A	4,136	67,624
Korn/Ferry International*	352	5,621
National Technical Systems, Inc.*	400	1,892
Navigant Consulting, Inc.*	1,516	17,176
On Assignment, Inc.*	6,632	71,559
RCM Technologies, Inc.*	400	1,924
School Specialty, Inc.*	2,800	21,420
TrueBlue, Inc.*	900	11,898
Volt Information Sciences, Inc.* (b)	1,900	11,970

		550,227

Real Estate Management & Development 0.1%
Avatar Holdings, Inc.*	1,100	10,450
Consolidated-Tomoka Land Co.	206	6,170
Forest City Enterprises, Inc., Class A*	3,569	48,824
Thomas Properties Group, Inc.*	2,532	6,406
ZipRealty, Inc.*	1,900	3,591

		75,441

Road & Rail 1.2%
Amerco, Inc.*	800	60,568
Arkansas Best Corp.	2,000	41,200
Avis Budget Group, Inc.*	18,562	261,724
Celadon Group, Inc.	1,900	20,919
Covenant Transport Group, Inc., Class A*	200	642
Frozen Food Express Industries*	800	1,016
Marten Transport Ltd.	2,229	39,476
PAM Transportation Services, Inc.*	1,072	10,913
RailAmerica, Inc.*	5,869	80,229
Ryder System, Inc.	3,300	168,102
Saia, Inc.*	2,319	30,959
USA Truck, Inc.*	1,250	11,000
Werner Enterprises, Inc.	553	13,106

		739,854

Semiconductors & Semiconductor Equipment 2.8%
Advanced Analogic Technologies, Inc.*	5,700	24,852
Advanced Energy Industries, Inc.*	2,500	23,350
Amtech Systems, Inc.*	915	9,351
Anadigics, Inc.*	2,700	7,101
Applied Micro Circuits Corp.*	440	2,965

2011 Annual Report	65

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
ATMI, Inc.*	3,047	$62,159
AuthenTec, Inc.*	2,435	8,888
Axcelis Technologies, Inc.*	12,700	17,780
AXT, Inc.*	3,000	14,100
BTU International, Inc.*	900	3,420
Cabot Microelectronics Corp.*	900	34,668
Cascade Microtech, Inc.*	1,000	3,690
Cohu, Inc.	3,074	34,091
CSR PLC, ADR-UK*	795	9,001
CyberOptics Corp.*	400	3,260
Cymer, Inc.*	858	37,280
Diodes, Inc.*	800	17,896
DSP Group, Inc.*	2,911	17,990
Energy Conversion Devices, Inc.* (b)	4,881	2,392
Exar Corp.*	4,933	30,141
Fairchild Semiconductor International, Inc.*	6,909	103,428
FormFactor, Inc.*	8,800	52,624
GigOptix, Inc.*	726	1,379
GSI Technology, Inc.*	2,200	10,780
Ikanos Communications, Inc.*	4,200	4,452
Integrated Device Technology, Inc.*	14,800	89,984
Integrated Silicon Solution, Inc.*	4,156	38,277
International Rectifier Corp.*	4,200	102,018
Intersil Corp., Class A	20,183	241,590
IXYS Corp.*	1,497	20,464
Kopin Corp.*	11,021	44,635
Lattice Semiconductor Corp.*	6,048	38,284
LTX-Credence Corp.*	197	1,247
Mattson Technology, Inc.*	2,800	3,780
MEMC Electronic Materials, Inc.*	6,897	41,313
MKS Instruments, Inc.	5,161	137,489
Monolithic Power Systems, Inc.*	2,400	29,904
MoSys, Inc.*	463	1,792
Nanometrics, Inc.*	2,920	49,289
PDF Solutions, Inc.*	512	2,647
Pericom Semiconductor Corp.*	2,924	24,825
Photronics, Inc.*	8,448	52,969
PLX Technology, Inc.* (b)	1,044	3,393
Rudolph Technologies, Inc.*	3,647	26,878
Sigma Designs, Inc.*	4,485	37,405
Silicon Image, Inc.*	2,218	14,284
Standard Microsystems Corp.*	1,845	45,682
SunPower Corp., Class A* (b)	233	2,335
SunPower Corp., Class B* (b)	859	8,117
TriQuint Semiconductor, Inc.*	9,900	52,668
Ultratech, Inc.*	891	19,424

		1,667,731

Software 0.5%
Accelrys, Inc.*	3,738	24,783
EPIQ Systems, Inc.	3,461	49,354
ePlus, Inc.*	892	24,227
Fair Isaac Corp.	286	7,822

Common Stocks (continued)

	Shares	Market Value

Software (continued)
JDA Software Group, Inc.*	1,200	$38,244
Mentor Graphics Corp.*	1,636	18,585
Pervasive Software, Inc.*	500	3,115
Rosetta Stone, Inc.* (b)	577	5,730
S1 Corp.*	1,100	10,703
Seachange International, Inc.*	3,510	29,624
Smith Micro Software, Inc.* (b)	2,700	3,159
SS&C Technologies Holdings, Inc.*	1,030	16,336
Take-Two Interactive Software, Inc.*	1,400	22,092
TeleCommunication Systems, Inc., Class A*	5,144	16,975
THQ, Inc.*	7,500	15,975

		286,724

Specialty Retail 5.3%
Aaron’s, Inc.	1,726	46,188
AC Moore Arts & Crafts, Inc.*	2,110	3,334
America’s Car-Mart, Inc.*	1,512	50,471
Asbury Automotive Group, Inc.*	5,549	103,489
Ascena Retail Group, Inc.*	1,300	37,570
Barnes & Noble, Inc. (b)	6,100	74,847
Bebe Stores, Inc.	13,800	99,084
Books-A-Million, Inc.	1,500	3,330
Brown Shoe Co., Inc. (b)	3,200	28,512
Build-A-Bear Workshop, Inc.*	2,800	18,340
Cabela’s, Inc.*	12,400	309,008
Cache, Inc.*	1,656	8,711
Casual Male Retail Group, Inc.*	2,800	11,620
Charming Shoppes, Inc.*	19,050	66,103
Christopher & Banks Corp.	4,010	13,353
Citi Trends, Inc.*	115	1,425
Coldwater Creek, Inc.*	3,400	3,570
Collective Brands, Inc.*	5,680	82,985
Conn’s, Inc.* (b)	2,850	26,248
Cost Plus, Inc.*	8	63
Finish Line, Inc. (The), Class A	4,700	94,470
Foot Locker, Inc.	8,700	190,182
GameStop Corp., Class A* (b)	24,622	629,586
Genesco, Inc.*	1,600	94,304
Golfsmith International Holdings, Inc.*	700	2,464
Group 1 Automotive, Inc.	2,600	118,456
Haverty Furniture Cos., Inc.	2,779	32,292
HOT Topic, Inc.	8,000	60,480
Lithia Motors, Inc., Class A	2,482	51,055
MarineMax, Inc.*	3,300	26,862
Men’s Wearhouse, Inc. (The)	3,215	99,279
New York & Co., Inc.*	3,308	8,832
Office Depot, Inc.*	15,400	35,266
Pacific Sunwear of California, Inc.*	7,300	9,125
Penske Automotive Group, Inc.	10,729	218,764
PEP Boys-Manny Moe & Jack	8,800	101,200
Rent-A-Center, Inc.	4,000	136,600
Shoe Carnival, Inc.*	1,468	40,062
Sonic Automotive, Inc., Class A (b)	2,076	30,455

66	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Stage Stores, Inc.	2,400	$37,512
Stein Mart, Inc.	6,627	48,046
Systemax, Inc.*	1,771	26,795
Tandy Leather Factory, Inc.*	200	1,000
Trans World Entertainment Corp.*	2,150	4,278
West Marine, Inc.*	2,342	21,289
Wet Seal, Inc. (The), Class A*	17,716	74,230
Zale Corp.* (b)	3,300	12,177

		3,193,312

Textiles, Apparel & Luxury Goods 1.0%
Charles & Colvard Ltd.*	208	458
Columbia Sportswear Co.	1,675	90,014
Culp, Inc.*	500	4,290
Delta Apparel, Inc.*	158	2,846
G-III Apparel Group Ltd.*	600	16,914
Heelys, Inc.*	2,200	4,378
Iconix Brand Group, Inc.*	10,755	193,052
Jones Group, Inc. (The)	3,200	35,744
Kenneth Cole Productions, Inc., Class A*	1,000	10,760
K-Swiss, Inc., Class A*	2,300	10,350
Lacrosse Footwear, Inc.	132	1,690
Lakeland Industries, Inc.*	200	1,504
Lazare Kaplan International, Inc.*	300	825
Movado Group, Inc.	2,644	44,234
Perry Ellis International, Inc.*	1,600	40,160
PVH Corp.	96	7,143
Quiksilver, Inc.*	24,300	81,405
RG Barry Corp.	700	7,777
Rocky Brands, Inc.*	791	8,385
Skechers U.S.A., Inc., Class A*	2,701	38,516
Superior Uniform Group, Inc.	300	3,618
Tandy Brands Accessories, Inc.*	500	505
Unifi, Inc.*	1,933	14,981

		619,549

Thrifts & Mortgage Finance 3.0%
Astoria Financial Corp.	13,915	115,494
Atlantic Coast Financial Corp.*	235	329
Bank Mutual Corp.	1,300	4,329
BankAtlantic Bancorp, Inc., Class A* (b)	1,777	4,211
BankFinancial Corp.	2,579	20,632
Beneficial Mutual Bancorp, Inc.*	6,413	52,651
Berkshire Hills Bancorp, Inc.	2,893	57,918
BofI Holding, Inc.* (b)	1,029	15,744
Brookline Bancorp, Inc.	4,694	39,242
Capitol Federal Financial, Inc.	622	6,898
Dime Community Bancshares, Inc.	2,955	35,224
Doral Financial Corp.*	6,100	7,320
ESSA Bancorp, Inc.	1,800	19,872
Federal Agricultural Mortgage Corp., Class C	1,400	28,252
First Defiance Financial Corp.*	600	8,526
First Financial Holdings, Inc.	1,498	11,160

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
First Financial Northwest, Inc.* (b)	2,600	$14,404
First Niagara Financial Group, Inc.	11,646	107,027
First PacTrust Bancorp, Inc. (b)	875	11,007
First Place Financial Corp.*	367	308
Flushing Financial Corp.	3,095	37,945
Fox Chase Bancorp, Inc.	541	6,849
Home Federal Bancorp, Inc.	2,100	21,105
HopFed Bancorp, Inc.	312	1,881
Kaiser Federal Financial Group, Inc.	175	2,058
Louisiana Bancorp, Inc.*	600	9,684
Meridian Interstate Bancorp, Inc.*	203	2,645
MGIC Investment Corp.*	13,300	35,378
Northeast Community Bancorp, Inc.	300	1,734
Northwest Bancshares, Inc.	8,802	109,761
OceanFirst Financial Corp.	2,156	28,114
Ocwen Financial Corp.*	10,600	153,700
Oritani Financial Corp.	800	10,368
People’s United Financial, Inc.	31,834	405,883
PMI Group, Inc. (The)* (a)(b)	9,381	2,927
Provident Financial Holdings, Inc.	1,200	11,004
Provident Financial Services, Inc.	7,000	90,650
Provident New York Bancorp	1,147	7,972
Radian Group, Inc.	9,800	23,030
Riverview Bancorp, Inc.*	670	1,554
Rockville Financial, Inc.	1,119	11,246
SI Financial Group, Inc.	987	8,735
Territorial Bancorp, Inc.	543	10,670
Tree.com, Inc.*	1,200	6,480
United Community Financial Corp.*	763	908
United Financial Bancorp, Inc.	1,908	30,795
ViewPoint Financial Group	3,119	40,142
Washington Federal, Inc.	9,272	126,563
Waterstone Financial, Inc.* (b)	1,700	4,403
Westfield Financial, Inc.	3,232	22,980

		1,787,712

Tobacco 0.3%
Alliance One International, Inc.*	14,488	38,683
Universal Corp.	2,600	111,332

		150,015

Trading Companies & Distributors 1.5%
Aceto Corp.	2,896	18,361
Aircastle Ltd.	3,600	43,668
Applied Industrial Technologies, Inc.	1,400	47,068
CAI International, Inc.*	1,141	17,811
Empire Resources, Inc.	300	900
GATX Corp.	8,300	315,234
H&E Equipment Services, Inc.*	5,866	64,350
Interline Brands, Inc.*	3,418	50,928
Rush Enterprises, Inc., Class A*	1,458	28,139
TAL International Group, Inc. (b)	6,000	166,980

2011 Annual Report	67

Statement of Investments (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Titan Machinery, Inc.*	2,944	$68,684
WESCO International, Inc.*	1,700	82,382

		904,505

Water Utilities 0.0%†
Consolidated Water Co., Ltd.	321	2,979
Pennichuck Corp.	92	2,617
SJW Corp. (b)	681	$15,854

		21,450

Wireless Telecommunication Services 0.4%
FiberTower Corp.* (b)	2,283	2,192
Leap Wireless International, Inc.*	5,300	36,835
Shenandoah Telecommunications Co.	915	12,408
Telephone & Data Systems, Inc.	2,541	58,900
Telephone & Data Systems, Inc. - Special Shares	2,100	43,932
United States Cellular Corp.*	1,808	72,085
USA Mobility, Inc.	119	1,555

		227,907

Total Common Stocks (cost $64,443,109)		60,108,689

Right 0.0%†

	Number of Rights	Market Value

Commercial Banks 0.0%†
First Bancorp, Puerto Rico, expiring 12/31/49* (a)	638	19

Total Right (cost $–)		19

Mutual Fund 0.3%

	Shares	Market Value

Money Market Fund 0.3%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (c)	156,309	156,309

Total Mutual Fund (cost $156,309)		156,309

Repurchase Agreements 5.2%

	Principal Amount	Market Value

Barclays Capital, 0.09%, dated 10/31/11, due 11/01/11, repurchase price $20,842, collateralized by U.S. Government treasury securities ranging from 2.00%-2.75%, maturing 11/30/13-02/15/19; total market value $21,258. (d)	$20,842	$20,842
BNP Paribas Securities Corp., 0.10%, dated 10/31/11, due 11/01/11, repurchase price $3,100,390 collateralized by U.S. Government Agency Mortgage Securities ranging from 0.32%-5.50%, maturing 03/20/13-07/18/16; total market value $3,162,405. (d)	3,100,381	3,100,381

Total Repurchase Agreements (cost $3,121,223)		3,121,223

Total Investments (cost $67,720,641) (e) — 105.1%		63,386,240

Liabilities in excess of other assets — (5.1%)		(3,100,084)

NET ASSETS — 100.0%		$60,286,156

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $2,918,718.

(c)	Represents 7-day effective yield as of October 31, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2011 was $3,121,223.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

UK	United Kingdom

US	United States

The accompanying notes are an integral part of these financial statements.

68	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value (cost $64,599,418)*	$60,265,017
Repurchase agreements, at value and cost	3,121,223

Total Investments	63,386,240

Dividends receivable	19,344
Security lending income receivable	5,687
Receivable for investments sold	45,318
Receivable for capital shares issued	30,258
Prepaid expenses	18,980

Total Assets	63,505,827

Liabilities:
Payable for investments purchased	27,974
Payable for capital shares redeemed	341
Payable upon return of securities loaned (Note 2)	3,121,223
Accrued expenses and other payables:
Investment advisory fees	36,089
Fund administration fees	8,296
Distribution fees	1,035
Administrative servicing fees	8,598
Accounting and transfer agent fees	1,171
Trustee fees	143
Custodian fees	254
Compliance program costs (Note 3)	51
Professional fees	12,957
Printing fees	751
Other	788

Total Liabilities	3,219,671

Net Assets	$60,286,156

Represented by:
Capital	$62,905,716
Accumulated net investment loss	(4,897)
Accumulated net realized gains from investment transactions	1,719,738
Net unrealized appreciation/(depreciation) from investments	(4,334,401)

Net Assets	$60,286,156

Net Assets:
Class A Shares	$1,770,283
Class C Shares	853,527
Institutional Service Class Shares	57,617,887
Institutional Class Shares	44,459

Total	$60,286,156

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	178,357
Class C Shares	87,463
Institutional Service Class Shares	5,788,230
Institutional Class Shares	4,442

Total	6,058,492

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	69

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.93
Class C Shares (a)	$9.76
Institutional Service Class Shares	$9.95
Institutional Class Shares	$10.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $2,918,718 (Note 2)
(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

70	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$647,709
Income from securities lending (Note 2)	36,834
Other income	992

Total Income	685,535

EXPENSES:
Investment advisory fees	491,741
Fund administration fees	96,722
Distribution fees Class A	2,772
Distribution fees Class C	4,299
Administrative servicing fees Class A	419
Administrative servicing fees Institutional Service Class	122,775
Registration and filing fees	49,972
Professional fees	22,126
Printing fees	5,162
Trustee fees	1,519
Custodian fees	2,314
Accounting and transfer agent fees	7,811
Compliance program costs (Note 3)	124
Other	8,000

Total expenses before earnings credit and expenses reimbursed	815,756

Earnings credit (Note 5)	(67)
Expenses reimbursed by adviser (Note 3)	(120,484)

Net Expenses	695,205

NET INVESTMENT LOSS	(9,670)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,092,597
Net change in unrealized appreciation/(depreciation) from investments	(3,568,810)

Net realized/unrealized losses from investments	(1,476,213)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,485,883)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	71

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment loss	$(9,670)	$(65,289)
Net realized gains from investment transactions	2,092,597	829,405
Net change in unrealized appreciation/(depreciation) from investments	(3,568,810)	5,030,322

Change in net assets resulting from operations	(1,485,883)	5,794,438

Distributions to Shareholders From:
Return of capital:
Class A	–	(155)
Class C	–	–
Institutional Service Class	–	(27,931)
Institutional Class	–	(119)

Change in net assets from shareholder distributions	–	(28,205)

Change in net assets from capital transactions	24,132,698	5,818,746

Change in net assets	22,646,815	11,584,979

Net Assets:
Beginning of year	37,639,341	26,054,362

End of year	$60,286,156	$37,639,341

Accumulated net investment loss at end of year	$(4,897)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,229,068	$271,998
Dividends reinvested	–	155
Cost of shares redeemed	(327,014)	(261,785)

Total Class A	1,902,054	10,368

Class C Shares
Proceeds from shares issued	967,597	37,213
Dividends reinvested	–	–
Cost of shares redeemed	(36,912)	–

Total Class C	930,685	37,213

Institutional Service Class Shares
Proceeds from shares issued	35,771,963	12,955,885
Dividends reinvested	–	27,931
Cost of shares redeemed	(14,473,233)	(7,212,264)

Total Institutional Service Class	21,298,730	5,771,552

Institutional Class Shares
Proceeds from shares issued	22,673	5,881
Dividends reinvested	–	119
Cost of shares redeemed	(21,444)	(6,387)

Total Institutional Class	1,229	(387)

Change in net assets from capital transactions	$24,132,698	$5,818,746

The accompanying notes are an integral part of these financial statements.

72	Annual Report 2011

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	202,815	29,674
Reinvested	–	17
Redeemed	(35,263)	(28,249)

Total Class A Shares	167,552	1,442

Class C Shares
Issued	86,336	4,260
Reinvested	–	–
Redeemed	(4,149)	–

Total Class C Shares	82,187	4,260

Institutional Service Class Shares
Issued	3,207,670	1,357,171
Reinvested	–	3,402
Redeemed	(1,349,313)	(823,825)

Total Institutional Service Class Shares	1,858,357	536,748

Institutional Class Shares
Issued	2,021	718
Reinvested	–	15
Redeemed	(2,021)	(719)

Total Institutional Class Shares	–	14

Total change in shares	2,108,096	542,464

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$9.50	(0.02)	0.45	0.43	–	–	–	–	–	$9.93	4.53%		$1,770,283	1.38%	(0.21%	)	1.59%	17.88%
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%		$102,698	1.36%	(0.18%	)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%		$71,532	1.34%	(0.11%	)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	–	(0.01)	–	$7.15	(28.40%	)	$8,172	1.47%	0.09%		1.86%	16.44%

Class C Shares
Year Ended October 31, 2011 (f)	$9.41	(0.09)	0.44	0.35	–	–	–	–	–	$9.76	3.72%		$853,527	2.09%	(0.90%	)	2.29%	17.88%
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%		$49,644	2.09%	(1.01%	)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%		$7,720	2.09%	(0.37%	)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	–	$7.12	(28.79%	)	$16,104	2.08%	(0.48%	)	2.35%	16.44%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$9.53	–	0.42	0.42	–	–	–	–	–	$9.95	4.41%		$57,617,887	1.33%	(0.01%	)	1.57%	17.88%
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%		$37,444,546	1.34%	(0.20%	)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%		$25,941,166	1.34%	0.20%		1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	–	(0.02)	–	$7.16	(28.27%	)	$24,163,614	1.23%	0.31%		1.32%	16.44%

Institutional Class Shares
Year Ended October 31, 2011 (f)	$9.56	0.02	0.43	0.45	–	–	–	–	–	$10.01	4.71%		$44,459	1.09%	0.23%		1.33%	17.88%
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%		$42,453	1.09%	0.07%		1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%		$33,944	1.09%	0.48%		1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	–	(0.02)	–	$7.17	(28.14%	)	$30,983	1.07%	0.48%		1.64%	16.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

74	Annual Report 2011

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Bond Fund (Class D at NAV) returned 4.31% versus 5.00% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 119 funds as of October 31, 2011) was 4.71% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in investment-grade corporate bonds, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were the strongest contributors to relative Fund performance during the reporting period. Corporate bonds benefited during the reporting period from strong corporate balance sheets and the continued U.S. Federal Reserve Board’s policy of low interest rates.

Both CMBS and ABS benefited from low supply and investors’ flight to quality in the high-rated tranches (specific classes of bonds within an offering).

The Fund’s duration was short to neutral for the majority of the 12-month reporting period; this helped Fund performance during the first three months of the reporting period.

What areas of investment detracted from Fund performance?

Treasury bonds, Agency mortgage-backed securities and cash/short-term holdings detracted from Fund performance during the reporting period as spread sectors (non-government, higher-yielding securities) performed more strongly and cash equivalents continued to provide low returns related to monetary policy (the regulation of money supply, which drives interest rates).

As mentioned above, the Fund’s duration was short to neutral for the majority of the 12-month reporting period; this took away from Fund performance during the second half of the reporting period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

2011 Annual Report	75

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.95%	5.93%	5.34%
	w/SC2	(0.43)%	5.00%	4.88%
Class B3	w/o SC1	3.33%	5.27%	4.67%
	w/SC4	(1.62)%	4.94%	4.67%
Class C5	w/o SC1	3.33%	5.27%	4.67%
	w/SC6	2.34%	5.27%	4.67%
Class D	w/o SC1	4.31%	6.26%	5.64%
	w/SC7	(0.36)%	5.29%	5.16%
Class R2[8,9,10]		3.69%	5.62%	5.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.23%	1.09%
Class B	1.89%	1.75%
Class C	1.89%	1.75%
Class D	0.93%	0.79%
Class R2	1.54%	1.40%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

76	Annual Report 2011

Fund Performance	Nationwide Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	77

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Bond Fund		Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual	1,000.00	1,029.90	5.37	1.05
	Hypothetical[b]	1,000.00	1,019.91	5.35	1.05
Class B Shares	Actual	1,000.00	1,026.20	8.94	1.75
	Hypothetical[b]	1,000.00	1,016.38	8.89	1.75
Class C Shares	Actual	1,000.00	1,026.20	8.94	1.75
	Hypothetical[b]	1,000.00	1,016.38	8.89	1.75
Class D Shares	Actual	1,000.00	1,031.10	4.10	0.80
	Hypothetical[b]	1,000.00	1,021.17	4.08	0.80
Class R2 Shares	Actual	1,000.00	1,028.10	7.16	1.40
	Hypothetical[b]	1,000.00	1,018.15	7.12	1.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

78	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Bond Fund

Asset Allocation
Corporate Bonds	47.4%
Collateralized Mortgage Obligations	18.3%
U.S. Treasury Bonds	9.5%
Commercial Mortgage Backed Securities	5.9%
U.S. Government Mortgage Backed Agencies	4.9%
U.S. Government Sponsored & Agency Obligation	4.6%
U.S. Treasury Note	3.1%
Municipal Bonds	2.5%
Asset-Backed Securities	1.1%
Yankee Dollar	0.9%
Mutual Fund	0.9%
Other assets in excess of liabilities	0.9%

100.0%

Top Industries †
Diversified Financial Services	8.3%
Oil, Gas & Consumable Fuels	6.9%
Commercial Banks	5.2%
Insurance	3.5%
Food & Staples Retailing	2.6%
Diversified Telecommunication Services	2.4%
Energy Equipment & Services	2.4%
Chemicals	2.0%
Airlines	1.7%
Machinery	1.6%
Other Industries	63.4%

100.0%

Top Holdings †
Government National Mortgage Association, 4.50%, 02/20/37	7.6%
Federal Home Loan Mortgage Corp., 1.00%, 08/28/12	4.6%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/14	4.5%
Fannie Mae REMICS, 4.50%, 03/25/39	4.2%
U.S. Treasury Note, 3.13%, 01/31/17	3.2%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2.9%
Fannie Mae REMICS, 5.50%, 05/25/23	2.6%
U.S. Treasury Bonds, 3.50%, 02/15/39	2.3%
Fannie Mae Pool, 6.62%, 06/01/16	2.2%
Freddie Mac Gold Pool, 3.50%, 07/01/18	1.6%
Other Holdings	64.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	79

Statement of Investments

October 31, 2011

Nationwide Bond Fund

Asset-Backed Securities 1.1%

	Principal Amount	Market Value

Other 1.1%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$519,960	$438,235
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	539,998	530,063

		968,298

Total Asset-Backed Securities (cost $1,059,941)		968,298

Collateralized Mortgage Obligations 18.3%
ABN Amro Mortgage Corp., Series 2003- 8, Class A23, 5.50%, 06/25/33	341,349	351,324
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	691,680	691,021
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	961,140	650,240
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	739,013	692,569
Fannie Mae REMICS Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,248,687
Series 2009-42, Class AP, 4.50%, 03/25/39	3,448,963	3,707,019
Government National Mortgage Association, Series 2010-61, Class PC, 4.50%, 02/20/37	6,000,000	6,631,191
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	919,045	720,505
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	405,418	407,215

Total Collateralized Mortgage Obligations (cost $15,850,050)		16,099,771

Commercial Mortgage Backed Securities 5.9%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class AM 5.19%, 09/10/47 (a)	1,000,000	1,084,986

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.70%, 12/10/49 (a)	$1,000,000	$1,125,836
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	1,057,455
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM 5.59%, 11/10/39	1,000,000	959,586
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.44%, 11/15/30 (a)	1,000,000	1,026,394

Total Commercial Mortgage Backed Securities (cost $5,035,147)		5,254,257

Corporate Bonds 47.4%
Air Freight & Logistics 0.9%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	727,677	780,374

Airlines 1.7%
American Airlines 2011-2 Class A Pass Through Trust, 8.63%, 10/15/21	850,000	850,000
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	649,270	618,430

		1,468,430

Beverages 1.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,307,359

Capital Markets 1.1%
Morgan Stanley, 5.50%, 01/26/20	1,000,000	985,299

Chemicals 2.0%
Cytec Industries, Inc., 8.95%, 07/01/17	700,000	847,848
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	936,933

		1,784,781

Commercial Banks 5.2%
Bank of America NA, 6.10%, 06/15/17	1,000,000	990,112
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	823,748
ING Bank NV, 5.13%, 05/01/15 (c)	1,000,000	997,313

80	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Nordea Bank AB, 4.88%, 05/13/21 (c)	$1,000,000	$897,391
Sovereign Bank, 8.75%, 05/30/18	750,000	848,694

		4,557,258

Computers & Peripherals 1.1%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	991,244

Diversified Financial Services 8.2%
American Honda Finance Corp., 2.60%, 09/20/16 (c)	1,000,000	1,010,528
FMR LLC, 7.49%, 06/15/19 (c)	750,000	908,560
General Electric Capital Corp. 5.30%, 02/11/21	500,000	532,132
4.65%, 10/17/21	750,000	772,596
JPMorgan Chase & Co. 5.25%, 05/01/15	1,000,000	1,061,486
Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,076,710
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	716,439
Xstrata Finance Canada Ltd., 6.90%, 11/15/37 (c)	1,000,000	1,149,632

		7,228,083

Diversified Telecommunication Services 2.4%
Qwest Corp., 6.88%, 09/15/33	1,000,000	993,750
Verizon Communications, Inc., 5.50%, 04/01/17	1,000,000	1,150,382

		2,144,132

Energy Equipment & Services 2.3%
Rowan Cos., Inc., 7.88%, 08/01/19	750,000	895,211
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,166,612

		2,061,823

Food & Staples Retailing 2.5%
CVS Pass-Through Trust, 6.94%, 01/10/30	917,633	999,082
Wal-Mart Stores, Inc., 5.63%, 04/15/41	1,000,000	1,233,436

		2,232,518

Independent Power Producers & Energy Traders 1.3%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,113,391

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 3.5%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (c)	$1,000,000	$1,080,454
Oil Insurance Ltd., 3.35%, 12/05/11 (c)(d)	1,000,000	944,820
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,045,080

		3,070,354

Machinery 1.5%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,362,521

Media 1.4%
Time Warner Cable, Inc., 6.75%, 07/01/18	1,000,000	1,191,227

Metals & Mining 0.8%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	712,675

Oil, Gas & Consumable Fuels 6.0%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	964,382
BG Energy Capital PLC, 4.00%, 10/15/21 (c)	850,000	876,409
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	1,000,000	1,161,169
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,206,560
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20	1,000,000	1,052,539

		5,261,059

Paper & Forest Products 0.9%
Stora Enso OYJ, 7.25%, 04/15/36 (c)	1,000,000	780,000

Pipelines 1.1%
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	1,000,000	982,256

Real Estate Investment Trusts (REITs) 1.2%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,060,736

Tobacco 0.8%
Reynolds American, Inc., 7.63%, 06/01/16	600,000	714,738

Total Corporate Bonds (cost $39,719,584)		41,790,258

2011 Annual Report	81

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Fund (Continued)

Municipal Bonds 2.5%

	Principal Amount	Market Value

California 0.9%
State of California, 5.70%, 11/01/21	$750,000	$815,385

Illinois 0.8%
County of Cook, Series C, 6.21%, 11/15/33	700,000	710,801

Iowa 0.8%
Tobacco Settlement Authority, Series A, 6.50%, 06/01/23	695,000	656,650

Total Municipal Bonds (cost $2,229,934)		2,182,836

U.S. Government Mortgage Backed Agencies 4.9%
Fannie Mae Pool Pool# 383661 6.62%, 06/01/16	1,702,537	1,929,839
Pool# 386905 5.00%, 04/01/19	879,367	969,847
Freddie Mac Gold Pool Pool# E01443, 3.50%, 07/01/18	1,344,921	1,409,443

Total U.S. Government Mortgage Backed Agencies (cost $3,860,463)		4,309,129

U.S. Government Sponsored & Agency Obligation 4.6%
Federal Home Loan Mortgage Corp. 1.00%, 08/28/12	4,000,000	4,024,376

Total U.S. Government Sponsored & Agency Obligation (cost $4,005,861)		4,024,376

U.S. Treasury Bonds 9.5%
U.S. Treasury Bonds, 3.50%, 02/15/39	1,900,000	2,009,546
U.S. Treasury Inflation Indexed Bonds 2.00%, 01/15/14	3,000,000	3,938,812
2.13%, 01/15/19	2,000,000	2,479,321

Total U.S. Treasury Bonds (cost $8,008,165)		8,427,679

U.S. Treasury Note 3.1%

	Principal Amount	Market Value

U.S. Treasury Note, 3.13%, 01/31/17	$2,500,000	$2,759,180

Total U.S. Treasury Note (cost $2,756,399)		2,759,180

Yankee Dollar 0.9%
Oil, Gas & Consumable Fuels 0.9%
Nexen, Inc., 6.40%, 05/15/37	750,000	806,296

Total Yankee Dollar (cost $762,792)		806,296

Mutual Fund 0.9%

	Shares	Market Value

Money Market Fund 0.9%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (e)	789,111	789,111

Total Mutual Fund (cost $789,111)		789,111

Total Investments (cost $84,077,447) (f) — 99.1%		87,411,191
Other assets in excess of liabilities — 0.9%		754,310

NET ASSETS — 100.0%		$88,165,501

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2011.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $10,340,038 which represents 11.73% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date reflects the next call date.

82	Annual Report 2011

(e)	Represents 7-day effective yield as of October 31, 2011.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	83

Statement of Assets and Liabilities

October 31, 2011

Nationwide Bond Fund
Assets:
Investments, at value (cost $84,077,447)	$87,411,191
Interest and dividends receivable	863,159
Receivable for capital shares issued	86,423
Prepaid expenses	20,400

Total Assets	88,381,173

Liabilities:
Distributions payable	37,856
Payable for capital shares redeemed	72,413
Accrued expenses and other payables:
Investment advisory fees	31,529
Fund administration fees	12,940
Distribution fees	7,776
Administrative servicing fees	4,638
Accounting and transfer agent fees	6,337
Trustee fees	72
Custodian fees	1,317
Compliance program costs (Note 3)	196
Professional fees	15,542
Printing fees	23,813
Other	1,243

Total Liabilities	215,672

Net Assets	$88,165,501

Represented by:
Capital	$83,011,890
Accumulated distributions in excess of net investment income	(154,827)
Accumulated net realized gains from investment transactions	1,974,694
Net unrealized appreciation/(depreciation) from investments	3,333,744

Net Assets	$88,165,501

Net Assets:
Class A Shares	$19,808,612
Class B Shares	703,391
Class C Shares	3,471,796
Class D Shares	63,824,561
Class R2 Shares	357,141

Total	$88,165,501

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,960,314
Class B Shares	69,570
Class C Shares	343,153
Class D Shares	6,308,072
Class R2 Shares	35,335

Total	8,716,444

The accompanying notes are an integral part of these financial statements.

84	Annual Report 2011

Nationwide Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.10
Class B Shares (a)	$10.11
Class C Shares (b)	$10.12
Class D Shares	$10.12
Class R2 Shares	$10.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.55

Class D Shares	$10.60

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	85

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$3,904,737
Other income	1,495
Dividend income	1,486

Total Income	3,907,718

EXPENSES:
Investment advisory fees	435,869
Fund administration fees	150,516
Distribution fees Class A	47,017
Distribution fees Class B	6,686
Distribution fees Class C	37,290
Distribution fees Class R2	1,412
Administrative servicing fees Class A	8,809
Administrative servicing fees Class D	27,796
Administrative servicing fees Class R2	437
Registration and filing fees	68,019
Professional fees	27,543
Printing fees	17,824
Trustee fees	2,431
Custodian fees	8,847
Accounting and transfer agent fees	44,424
Compliance program costs (Note 3)	95
Other	9,150

Total expenses before earnings credit and expenses reimbursed	894,165

Earnings credit (Note 5)	(659)
Expenses reimbursed by adviser (Note 3)	(110,319)

Net Expenses	783,187

NET INVESTMENT INCOME	3,124,531

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,032,378
Net change in unrealized appreciation/(depreciation) from investments	(1,644,313)

Net realized/unrealized gains from investments	388,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,512,596

The accompanying notes are an integral part of these financial statements.

86	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$3,124,531	$3,447,725
Net realized gains from investment transactions	2,032,378	1,959,042
Net change in unrealized appreciation/(depreciation) from investments	(1,644,313)	3,552,878

Change in net assets resulting from operations	3,512,596	8,959,645

Distributions to Shareholders From:
Net investment income:
Class A	(659,491)	(678,185)
Class B	(18,733)	(21,549)
Class C	(104,648)	(121,839)
Class D	(2,390,018)	(2,849,836)
Class R2	(8,859)	(7,004)
Net realized gains:
Class A	(275,213)	–
Class B	(9,715)	–
Class C	(64,267)	–
Class D	(989,708)	–
Class R2	(3,648)	–

Change in net assets from shareholder distributions	(4,524,300)	(3,678,413)

Change in net assets from capital transactions	(1,662,765)	(1,390,042)

Change in net assets	(2,674,469)	3,891,190

Net Assets:
Beginning of year	90,839,970	86,948,780

End of year	$88,165,501	$90,839,970

Accumulated distributions in excess of net investment income at end of year	$(154,827)	$(155,971)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,224,010	$6,386,034 ^
Dividends reinvested	843,210	663,073 ^
Cost of shares redeemed	(5,544,404)	(5,233,387)

Total Class A	1,522,816	1,815,720

Class B Shares
Proceeds from shares issued	279,348	80,206 ^
Dividends reinvested	5,736	6,223 ^
Cost of shares redeemed	(229,057)	(135,672)

Total Class B	56,027	(49,243)

Class C Shares
Proceeds from shares issued	671,464	1,550,395 ^
Dividends reinvested	69,997	48,482 ^
Cost of shares redeemed	(1,434,051)	(941,442)

Total Class C	(692,590)	657,435

^	October 31, 2010 “Dividends reinvested” amounts have been revised to make non-material corrections to reclassify “Proceeds from shares issued” to “Dividends reinvested”.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	87

Statements of Changes in Net Assets (Continued)

October 31, 2011

	Nationwide Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$5,249,227	$4,615,372	^
Dividends reinvested	3,024,486	2,722,100	^
Cost of shares redeemed	(10,964,166)	(11,202,457)

Total Class D	(2,690,453)	(3,864,985)

Class R2 Shares
Proceeds from shares issued	138,445	167,591	^
Dividends reinvested	4,511	2,465	^
Cost of shares redeemed	(1,521)	(119,025)

Total Class R2	141,435	51,031

Change in net assets from capital transactions	$(1,662,765)	$(1,390,042)

SHARE TRANSACTIONS:
Class A Shares
Issued	622,992	650,485
Reinvested	84,921	67,041	^^
Redeemed	(555,011)	(529,486)

Total Class A Shares	152,902	188,040	^^

Class B Shares
Issued	27,813	8,153	^^
Reinvested	579	631	^^
Redeemed	(22,701)	(13,603)

Total Class B Shares	5,691	(4,819	)^^

Class C Shares
Issued	66,957	158,147
Reinvested	7,053	4,895	^^
Redeemed	(143,777)	(96,110)

Total Class C Shares	(69,767)	66,932	^^

Class D Shares
Issued	524,221	468,430
Reinvested	304,231	275,153	^^
Redeemed	(1,098,595)	(1,134,450)

Total Class D Shares	(270,143)	(390,867	)^^

Class R2 Shares
Issued	13,810	17,107
Reinvested	454	249	^^
Redeemed	(152)	(12,070)

Total Class R2 Shares	14,112	5,286	^^

Total change in shares	(167,205)	(135,428	)^^

Amounts designated as “–” are zero or have been rounded to zero.

^	October 31, 2010 “Dividends reinvested” amounts have been revised to make non-material corrections to reclassify “Proceeds from shares issued” to “Dividends reinvested”.
^^	Includes October 31, 2010 Dividend shares reinvested.

The accompanying notes are an integral part of these financial statements.

88	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations				Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2011 (e)	$10.22	0.34	0.04	0.38		(0.35)	(0.15)	(0.50)	–	$10.10		3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (e)	$9.63	0.36	0.61 (a)	0.97	(a)	(0.38)	–	(0.38)	–	$10.22	(a)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (e)	$8.69	0.47	0.94	1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%		$15,594,506	1.22%	5.18%	1.32%	61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)		(0.43)	–	(0.43)	–	$8.69		(4.44%	)	$12,867,795	1.11%	4.58%	1.11%	68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40		(0.46)	–	(0.46)	–	$9.52		4.23%		$12,177,566	1.07%	4.89%	1.08%	39.35%

Class B Shares
Year Ended October 31, 2011 (e)	$10.22	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.11		3.33%		$703,391	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (e)	$9.63	0.30	0.61 (a)	0.91	(a)	(0.32)	–	(0.32)	–	$10.22	(a)	9.58%		$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009 (e)	$8.69	0.41	0.95	1.36		(0.41)	(0.01)	(0.42)	–	$9.63		16.03%		$661,509	1.79%	4.59%	1.90%	61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)		(0.37)	–	(0.37)	–	$8.69		(5.08%	)	$406,247	1.80%	3.89%	1.80%	68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34		(0.39)	–	(0.39)	–	$9.52		3.67%		$371,480	1.72%	4.24%	1.73%	39.35%

Class C Shares
Year Ended October 31, 2011 (e)	$10.23	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.12		3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (e)	$9.64	0.30	0.61 (a)	0.91	(a)	(0.32)	–	(0.32)	–	$10.23	(a)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (e)	$8.70	0.42	0.94	1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%		$3,334,007	1.77%	4.61%	1.91%	61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)		(0.37)	–	(0.37)	–	$8.70		(5.07%	)	$2,270,713	1.78%	3.93%	1.78%	68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34		(0.39)	–	(0.39)	–	$9.53		3.66%		$1,430,376	1.72%	4.24%	1.73%	39.35%

Class D Shares
Year Ended October 31, 2011 (e)	$10.23	0.37	0.05	0.42		(0.38)	(0.15)	(0.53)	–	$10.12		4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (e)	$9.64	0.39	0.62 (a)	1.01	(a)	(0.42)	–	(0.42)	–	$10.23	(a)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (e)	$8.70	0.50	0.95	1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%		$67,205,223	0.86%	5.51%	0.96%	61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)		(0.46)	–	(0.46)	–	$8.70		(4.16%	)	$63,129,602	0.82%	4.85%	0.82%	68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42		(0.48)	–	(0.48)	–	$9.53		4.54%		$75,009,099	0.77%	5.17%	0.77%	39.35%

Class R2 Shares (f)
Year Ended October 31, 2011 (e)	$10.22	0.31	0.05	0.36		(0.32)	(0.15)	(0.47)	–	$10.11		3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (e)	$9.63	0.33	0.61 (a)	0.94	(a)	(0.35)	–	(0.35)	–	$10.22	(a)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (e)	$8.70	0.45	0.93	1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%		$153,535	1.49%	4.92%	1.61%	61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)		(0.42)	–	(0.42)	–	$8.70		(4.60%	)	$67,400	1.31%	4.38%	1.31%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36		(0.42)	–	(0.42)	–	$9.53		3.88%		$1,440	1.44%	4.51%	1.44%	39.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(b)	Excludes sales charge.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	89

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Enhanced Income Fund (Class A at NAV) returned 0.15% versus 0.40% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra Short Obligations Funds (consisting of 70 funds as of October 31, 2011) was 0.31% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The strongest contributors to relative Fund performance during the reporting period were the Fund’s holdings in residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

RMBS benefited from positive technical factors and a more stable outlook for short-term interest rates after the U.S. Federal Reserve Board’s decision to keep short-term interest rates low at least through the middle of 2013. RMBS also benefited from strong domestic bank demand for high-quality, higher-yielding alternatives to U.S. Treasuries and the Federal Reserve’s announced plans to reinvest paydowns on its RMBS portfolio into mortgage-backed securities (MBS) instead of U.S. Treasuries.

CMBS benefited from investor demand for higher-yielding securities, given expectations for a long-term low-interest-rate environment.

ABS were buoyed by strong investor appetite for high-quality, liquid securities among short-maturity securities while limited new issuance in the sector kept a cap on supply.

What areas of investment detracted from Fund performance?

The Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and corporate bonds detracted from relative Fund performance. U.S. Treasuries and U.S. Agency debentures performance was limited, given the low absolute yields in those sectors relative to other fixed-income sectors. Corporate bonds posted strong performance through the first half of the reporting period but were later hurt by investors’ growing concerns about the European debt crisis and the resultant weakening global economic outlook. The Fund’s focus on higher-quality securities relative to its peers detracted from relative Fund performance as below-investment-grade corporate bonds outperformed higher-grade securities during the reporting period.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

90	Annual Report 2011

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.15%	2.29%	2.08%
	w/SC2	(2.11)%	1.82%	1.86%
Class R2[3,4,5]		(0.33)%	2.01%	1.93%
Institutional Service Class[3]		0.17%	2.43%	2.20%
Institutional Class[3]		0.41%	2.61%	2.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

1	These returns do not reflect the effects of sales charges (SC).

2	A 2.25% front-end sales charge was deducted.

3	Not subject to any sales charges.

4	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

5	These returns for the period prior to the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.80%	0.77%
Class R2	1.04%	1.01%
Institutional Service Class	0.73%	0.70%
Institutional Class	0.48%	0.45%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	91

Fund Performance (Continued)	Nationwide Enhanced Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92	Annual Report 2011

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Enhanced Income Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	1,000.00	3.58	0.71
	Hypothetical	[b]	1,000.00	1,021.63	3.62	0.71
Class R2 Shares	Actual		1,000.00	997.80	5.79	1.15
	Hypothetical	[b]	1,000.00	1,019.41	5.85	1.15
Institutional Service Class Shares	Actual		1,000.00	1,000.00	3.53	0.70
	Hypothetical	[b]	1,000.00	1,021.68	3.57	0.70
Institutional Class Shares	Actual		1,000.00	1,001.30	2.27	0.45
	Hypothetical	[b]	1,000.00	1,022.94	2.29	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	93

Portfolio Summary October 31, 2011	Nationwide Enhanced Income Fund

Asset Allocation
Corporate Bonds	36.0%
Asset-Backed Securities	27.6%
Collateralized Mortgage Obligations	20.7%
Mutual Fund	5.8%
Commercial Mortgage Backed Securities	4.8%
U.S. Treasury Note	2.0%
U.S. Government Sponsored & Agency Obligations	2.0%
U.S. Government Mortgage Backed Agencies	0.5%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries †
Commercial Banks	6.7%
Diversified Financial Services	6.2%
Pharmaceuticals	3.1%
Aerospace & Defense	2.9%
Consumer Finance	2.8%
Capital Markets	1.8%
Insurance	1.8%
Computers & Peripherals	1.8%
Industrial Conglomerates	1.5%
Beverages	1.2%
Other Industries	70.2%

100.0%

Top Holdings †
Fidelity Institutional Money Market Fund - Institutional Class	5.9%
U.S. Treasury Note, 1.13%, 01/15/12	2.0%
PSE&G Transition Funding LLC, 6.61%, 06/15/15	1.2%
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	1.1%
AEP Texas Central Transition Funding LLC, 4.98%, 07/01/13	1.0%
JPMorgan Chase & Co., 5.38%, 10/01/12	1.0%
IBM International Group Capital LLC, 5.05%, 10/22/12	1.0%
Bank of New York Mellon Corp. (The), 4.95%, 11/01/12	1.0%
Hewlett-Packard Co., 4.50%, 03/01/13	1.0%
3M Co., 4.50%, 11/01/11	1.0%
Other Holdings	83.8%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

94	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Enhanced Income Fund

Asset-Backed Securities 27.6%

	Principal Amount	Market Value

Automobile 8.7%
Ally Auto Receivables Trust, Series 2011-2, Class A2, 0.67%, 10/15/13	$1,929,177	$1,929,488
Bank of America Auto Trust, Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	2,000,000	2,042,678
BMW Vehicle Owner Trust
Series 2010-A, Class A3, 1.39%, 04/25/14	1,390,066	1,396,561
Series 2011-A, Class A3, 0.76%, 08/25/15	2,000,000	1,998,310
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 01/15/16	663,251	668,870
Ford Credit Auto Owner Trust
Series 2009-E, Class A4, 2.42%, 11/15/14	2,500,000	2,559,193
Series 2010-B, Class A2, 0.65%, 12/15/12	157,738	157,748
Honda Auto Receivables Owner Trust
Series 2010-2, Class A3, 1.34%, 03/18/14	1,431,943	1,439,132
Series 2011-3, Class A2, 0.67%, 04/21/14	1,000,000	1,005,229
Hyundai Auto Receivables Trust, Series 2010-A, Class A2, 0.86%, 11/15/12	183,282	183,296
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4, 4.74%, 08/17/15	2,500,000	2,577,038
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A3, 1.27%, 12/16/13	609,584	611,738
Series 2010-B, Class A2, 0.74%, 08/15/12	92,163	92,168
USAA Auto Owner Trust
Series 2008-2, Class A4, 5.16%, 11/15/13	1,294,860	1,301,606
Series 2009-2, Class A3, 1.54%, 02/18/14	806,370	809,235
Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A3, 1.31%, 01/20/14	1,352,629	1,356,632
World Omni Auto Receivables Trust
Series 2009-A, Class A3, 3.33%, 05/15/13	362,725	363,981
Series 2010-A, Class A4, 2.21%, 05/15/15	1,700,000	1,730,387

		22,223,290

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card 7.3%
American Express Credit Account Master Trust, Series 2007-5, Class A, 0.27%, 12/15/14 (b)	$2,000,000	$1,999,639
BA Credit Card Trust, Series 2007-A8, Class A8, 5.59%, 11/17/14	2,500,000	2,578,020
Capital One Multi-Asset Execution Trust, Series 2005-A7, Class A7, 4.70%, 06/15/15	2,000,000	2,063,292
Chase Issuance Trust
Series 2007-A17, Class A, 5.12%, 10/15/14	2,000,000	2,087,221
Series 2008-A4, Class A4, 4.65%, 03/15/15	2,000,000	2,109,499
Citibank Credit Card Issuance Trust
Series 2005-A4, Class A4, 4.40%, 06/20/14	1,000,000	1,024,137
Series 2009-A5, Class A5, 2.25%, 12/23/14	2,312,000	2,355,747
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	2,360,000	2,549,818
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.69%, 07/15/15	2,000,000	2,042,224

		18,809,597

Other 11.6%
AEP Texas Central Transition Funding LLC
Series 2002-1, Class A4, 5.96%, 07/15/15	668,772	703,482
Series A-2 4.98%, 07/01/13	2,532,126	2,612,543
CenterPoint Energy Transition Bond Co. LLC
Series 2005-A, Class A2, 4.97%, 08/01/14	1,010,482	1,025,819
Series 2009-1, Class A1, 1.83%, 02/15/16	2,510,718	2,562,004
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	1,405,671	1,466,000
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5, 6.42%, 03/01/15	772,312	810,114

2011 Annual Report	95

Statement of Investments (Continued)

October 31, 2011

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
GE Equipment Midticket LLC
Series 2010-1, Class A2, 0.61%, 01/14/13 (a)	$312,591	$312,568
Series 2010-1, Class A3, 0.94%, 07/14/14 (a)	1,500,000	1,501,113
GE Equipment Small Ticket LLC, Series 2011-1A, Class A2, 0.88%, 08/21/13 (a)	800,000	800,209
GE Equipment Transportation LLC, Series 2011-1, Class A3, 1.00%, 10/20/14	2,000,000	2,002,060
John Deere Owner Trust
Series 2009-A, Class A4, 3.96%, 05/16/16	1,000,000	1,017,170
Series 2009-B, Class A3, 1.57%, 10/15/13	304,519	305,200
Series 2011-A, Class A3, 1.29%, 01/15/16	1,500,000	1,513,177
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	883,191	911,946
Massachusetts RRB Special Purpose Trust WMECO-1, Series 2001-1, Class A, 6.53%, 06/01/15	1,260,298	1,320,423
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A3, 4.95%, 02/15/15	1,432,568	1,473,142
Series 2004-1, Class A2, 4.81%, 11/17/14	1,773,929	1,811,381
PG&E Energy Recovery Funding LLC
Series 2005-1, Class A5, 4.47%, 12/25/14	2,400,000	2,479,320
Series 2005-2, Class A2, 5.03%, 03/25/14	600,642	607,053
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	2,937,150	3,089,441
Volvo Financial Equipment LLC, Series 2010-1A, Class A3, 1.56%, 06/17/13 (a)	1,495,694	1,498,098

		29,822,263

Total Asset-Backed Securities (cost $71,194,241)		70,855,150

Collateralized Mortgage Obligations 20.7%

	Principal Amount	Market Value

Fannie Mae REMICS
Series 2003-113, Class PD, 4.00%, 02/25/17	$929,104	$945,484
Series 2004-6, Class CA, 4.00%, 06/25/17	484,850	492,168
Series 2003-122, Class OK, 4.00%, 06/25/17	496,929	505,753
Series 2003-67, Class TA, 3.00%, 08/25/17	455,370	460,309
Series 2004-29, Class L, 4.00%, 09/25/17	322,118	326,563
Series 2004-32, Class AB, 4.00%, 10/25/17	315,562	320,789
Series 2003-49, Class TK, 3.50%, 03/25/18	975,339	1,010,015
Series 2003-59, Class GC, 4.50%, 03/25/18	808,885	840,070
Series 2011-69, Class AB, 1.50%, 05/25/18	2,180,317	2,189,260
Series 2003-57, Class NB, 3.00%, 06/25/18	101,210	104,545
Series 2010-30, Class DB, 2.00%, 08/25/18	1,298,685	1,316,740
Series 2008-15, Class JM, 4.00%, 02/25/19	467,042	484,603
Series 2008-18, Class MD, 4.00%, 03/25/19	1,041,222	1,095,622
Series 2007-36, Class AB, 5.00%, 11/25/21	1,233,058	1,304,868
Series 2008-15, Class EL, 4.25%, 06/25/22	1,634,976	1,704,740
Series 2009-88, Class EA, 4.50%, 05/25/23	999,435	1,032,338
Series 2009-44, Class A, 4.50%, 12/25/23	698,174	732,854
Series 2009-76, Class MA, 4.00%, 09/25/24	1,046,382	1,094,536
Series 2003-14, Class AN, 3.50%, 03/25/33	149,475	157,603
Freddie Mac REMICS
Series 3584, Class BL, 1.25%, 10/15/12	441,157	441,881
Series 3591, Class NA, 1.25%, 10/15/12	531,225	532,447
Series 3574, Class AC, 1.85%, 08/15/14	871,167	876,877
Series 3573, Class LC, 1.85%, 08/15/14	776,745	782,430
Series 3610, Class AB, 1.40%, 12/15/14	458,765	460,188
Series 3612, Class AE, 1.40%, 12/15/14	782,852	785,435

96	Annual Report 2011

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Freddie Mac REMICS (continued)
Series 3555, Class JA, 4.00%, 12/15/14	$688,599	$703,770
Series 2633, Class PD, 4.50%, 08/15/16	277,488	278,234
Series 3865, Class DA, 1.25%, 12/15/16	447,569	448,355
Series 2672, Class NF, 4.00%, 12/15/16	552,291	559,391
Series 2695, Class DE, 4.00%, 01/15/17	1,291,478	1,309,039
Series 2630, Class KS, 4.00%, 01/15/17	928,974	939,530
Series 3818, Class UA, 1.35%, 02/15/17	1,279,334	1,283,604
Series 3827, Class CA, 1.50%, 04/15/17	1,449,253	1,457,169
Series 2625, Class JD, 3.25%, 07/15/17	199,973	202,110
Series 3758, Class CD, 1.50%, 08/15/17	1,770,647	1,777,778
Series 2640, Class GD, 4.50%, 08/15/17	604,864	608,980
Series 2783, Class AB, 4.00%, 10/15/17	356,194	362,699
Series 2628, Class DQ, 3.00%, 11/15/17	1,020,779	1,041,650
Series 2628, Class GQ, 3.14%, 11/15/17	1,275,973	1,304,161
Series 2629, Class AN, 3.50%, 01/15/18	1,150,284	1,187,949
Series 2629, Class AM, 4.00%, 01/15/18	591,574	613,643
Series 2555, Class B, 4.25%, 01/15/18	702,854	737,677
Series 2664, Class GA, 4.50%, 01/15/18	7,293	7,302
Series 2786, Class PD, 4.50%, 01/15/18	1,683,720	1,722,971
Series 3840, Class BA, 2.00%, 02/15/18	2,137,604	2,168,028
Series 2643, Class NT, 4.50%, 03/15/18	1,096,702	1,140,536
Series 2613, Class PA, 3.25%, 05/15/18	441,683	448,516
Series 2836, Class PX, 4.00%, 05/15/18	703,083	725,979
Series 3728, Class CA, 1.50%, 10/15/18	1,680,397	1,685,414
Series 3636, Class EB, 2.00%, 11/15/18	579,936	588,156
Series 2877, Class GP, 4.00%, 11/15/18	632,387	649,637

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Freddie Mac REMICS (continued)
Series 3659, Class DE, 2.00%, 03/15/19	$968,607	$981,852
Series 3110, Class AG, 5.00%, 03/15/19	272,518	275,763
Series 3683, Class AD, 2.25%, 06/15/20	521,112	528,082
Series 3846, Class CK, 1.50%, 09/15/20	2,108,996	2,105,886
Series 3815, Class DE, 3.00%, 10/15/21	1,932,437	1,998,103
Series 3639, Class AB, 2.75%, 02/15/25	1,384,480	1,421,832
Ginnie Mae Series 2009-57, Class BA, 2.25%, 06/16/39	445,429	454,522
Series 2009-81, Class WA, 2.00%, 08/20/39	1,334,626	1,350,805

Total Collateralized Mortgage Obligations (cost $53,069,397)		53,067,241

Commercial Mortgage Backed Securities 4.8%
Banc of America Commercial Mortgage, Inc. Series 2005-1, Class A3, 4.88%, 11/10/42	427,512	427,628
Series 2005-3, Class A2, 4.50%, 07/10/43	1,318,292	1,319,548
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	534,406	559,479
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A 2 5.73%, 03/15/49 (b)	380,000	393,144
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	1,420,462	1,452,863
GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2 3.92%, 11/10/38	104,384	104,329
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-PM1A, Class A3, 5.17%, 08/12/40 (b)	1,002,115	1,024,947
Series 2005-LDP2, Class A3, 4.70%, 07/15/42	1,080,714	1,091,943
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1 3.67%, 02/11/36	803,893	811,061

2011 Annual Report	97

Statement of Investments (Continued)

October 31, 2011

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust Series 2004-C15, Class A2, 4.04%, 10/15/41	$1,091,681	$1,090,553
Series 2005-C16, Class A2, 4.38%, 10/15/41	657,911	658,374
Series 2005-C17, Class A2, 4.78%, 03/15/42	742,199	742,040
Series 2005-C17, Class APB, 5.04%, 03/15/42	826,335	857,347
Series 2005-C20, Class APB, 5.09%, 07/15/42 (b)	1,599,927	1,638,256
Series 2006-C29, Class A2, 5.28%, 11/15/48	127,748	127,777

Total Commercial Mortgage Backed Securities (cost $12,424,655)		12,299,289

Corporate Bonds 36.0%
Aerospace & Defense 2.9%
Boeing Co. (The), 1.88%, 11/20/12	2,500,000	2,536,860
General Dynamics Corp., 4.25%, 05/15/13	2,350,000	2,478,418
Honeywell International, Inc., 6.13%, 11/01/11	2,500,000	2,500,000

		7,515,278

Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12	460,000	469,549
PepsiCo, Inc., 5.15%, 05/15/12	2,500,000	2,561,672

		3,031,221

Capital Markets 1.8%
Bank of New York Mellon Corp. (The), 4.95%, 11/01/12	2,500,000	2,604,448
Credit Suisse USA, Inc., 6.50%, 01/15/12	2,000,000	2,022,844

		4,627,292

Chemicals 0.2%
Praxair, Inc., 1.75%, 11/15/12	600,000	607,090

Commercial Banks 6.7%
BNP Paribas, 0.79%, 04/08/13 (b)	2,500,000	2,417,368

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.65%, 08/17/12 (a)	$485,000	$492,382
PNC Funding Corp., 5.50%, 09/28/12	2,000,000	2,076,762
Royal Bank of Canada, 2.10%, 07/29/13	2,000,000	2,043,330
US Bancorp, 2.00%, 06/14/13	2,000,000	2,042,224
Wells Fargo & Co. 3.00%, 12/09/11	2,000,000	2,005,724
5.25%, 10/23/12	2,000,000	2,077,720
4.38%, 01/31/13	1,500,000	1,559,978
Westpac Banking Corp., 0.94%, 04/08/13 (a)(b)	2,500,000	2,502,942

		17,218,430

Computers & Peripherals 1.8%
Dell, Inc., 3.38%, 06/15/12	1,900,000	1,932,480
Hewlett-Packard Co., 4.50%, 03/01/13	2,500,000	2,601,825

		4,534,305

Consumer Finance 2.7%
American Express Credit Corp., 5.88%, 05/02/13	1,305,000	1,387,772
Caterpillar Financial Services Corp., 4.85%, 12/07/12	2,000,000	2,093,430
John Deere Capital Corp., 7.00%, 03/15/12	2,500,000	2,556,913
Toyota Motor Credit Corp., 1.38%, 08/12/13	1,000,000	1,012,558

		7,050,673

Diversified Financial Services 6.2%
Citigroup Funding, Inc., 2.25%, 12/10/12	2,500,000	2,553,293
General Electric Capital Corp. 5.00%, 11/15/11	2,500,000	2,503,938
2.13%, 12/21/12	2,000,000	2,041,802
IBM International Group Capital LLC, 5.05%, 10/22/12	2,500,000	2,606,350
JPMorgan Chase & Co. 5.38%, 10/01/12	2,500,000	2,606,760
4.75%, 05/01/13	1,000,000	1,051,476
Western Union Co. (The), 5.40%, 11/17/11	2,500,000	2,504,622

		15,868,241

Diversified Telecommunication Services 0.6%
Verizon Communications, Inc., 5.25%, 04/15/13	1,500,000	1,595,760

98	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 0.8%
Alabama Power Co., Series 07-D, 4.85%, 12/15/12	$2,000,000	$2,087,284

Food & Staples Retailing 1.0%
Walgreen Co., 4.88%, 08/01/13	1,000,000	1,071,094
Wal-Mart Stores, Inc., 4.25%, 04/15/13	1,550,000	1,632,432

		2,703,526

Health Care Equipment & Services 0.8%
Baxter International, Inc., 1.80%, 03/15/13	2,000,000	2,029,536

Household Products 0.2%
Kimberly-Clark Corp., 5.00%, 08/15/13	400,000	427,968

Industrial Conglomerates 1.5%
3M Co., 4.50%, 11/01/11	2,600,000	2,600,000
Cooper US, Inc., 5.25%, 11/15/12	450,000	469,604
General Electric Co., 5.00%, 02/01/13	720,000	755,040

		3,824,644

Insurance 1.8%
Berkshire Hathaway, Inc., 1.40%, 02/10/12	2,500,000	2,506,930
Metropolitan Life Global Funding I, 5.13%, 04/10/13 (a)	2,000,000	2,102,252

		4,609,182

Media 0.2%
Walt Disney Co. (The), Series B, 6.38%, 03/01/12	500,000	509,474

Metals & Mining 0.2%
Nucor Corp., 5.00%, 12/01/12	400,000	417,500

Multiline Retail 0.7%
Target Corp., 5.88%, 03/01/12	1,700,000	1,730,042

Oil, Gas & Consumable Fuels 0.6%
ConocoPhillips, 4.75%, 10/15/12	1,500,000	1,556,511

Pharmaceuticals 3.1%
AstraZeneca PLC, 5.40%, 09/15/12	2,000,000	2,081,160
Eli Lilly & Co., 6.00%, 03/15/12	2,500,000	2,550,590

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	$2,540,000	$2,706,047
Novartis Capital Corp., 1.90%, 04/24/13	650,000	664,596

		8,002,393

Software 0.5%
Oracle Corp., 4.95%, 04/15/13	1,150,000	1,220,827

Specialty Retail 0.5%
Lowe’s Cos., Inc., 5.60%, 09/15/12	1,250,000	1,302,434

Total Corporate Bonds (cost $92,500,212)		92,469,611

U.S. Government Mortgage Backed Agencies 0.5%
Fannie Mae Pool Pool# 253845 6.00%, 06/01/16	29,829	32,386
Pool# 254089 6.00%, 12/01/16	48,359	52,503
Pool# 545415 6.00%, 01/01/17	42,548	46,195
Pool# 254195 5.50%, 02/01/17	99,010	107,456
Pool# 625178 5.50%, 02/01/17	82,366	89,392
Freddie Mac Gold Pool Pool# E00678 6.50%, 06/01/14	13,477	14,196
Pool# B17493 4.00%, 12/01/14	840,232	862,607
Pool# E00991 6.00%, 07/01/16	22,898	24,419

Total U.S. Government Mortgage Backed Agencies (cost $1,198,067)		1,229,154

U.S. Government Sponsored & Agency Obligations 2.0%
Federal Home Loan Banks 3.38%, 02/27/13	2,500,000	2,599,455
Federal National Mortgage Association 1.00%, 09/23/13	2,500,000	2,527,733

Total U.S. Government Sponsored & Agency Obligations (cost $5,114,733)		5,127,188

2011 Annual Report	99

Statement of Investments (Continued)

October 31, 2011

Nationwide Enhanced Income Fund (Continued)

U.S. Treasury Note 2.0%

	Principal Amount	Market Value

U.S. Treasury Note, 1.13%, 01/15/12	$5,000,000	$5,011,135

Total U.S. Treasury Note (cost $5,005,028)		5,011,135

Mutual Fund 5.8%
Money Market Fund 5.8%
Fidelity Institutional Money Market Fund — Institutional Class, 0.19% (c)	14,954,471	14,954,471

Total Mutual Fund (cost $14,954,471)		14,954,471

Total Investments (cost $255,460,804) (d) — 99.4%		255,013,239

Other assets in excess of liabilities — 0.6%		1,503,337

NET ASSETS — 100.0%		$256,516,576

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $11,252,242 which represents 4.39% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2011.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

BA	Limited

LLC	Limited Liability Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

100	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $255,460,804)	$255,013,239
Interest and dividends receivable	1,534,102
Receivable for capital shares issued	585,947
Prepaid expenses	25,692

Total Assets	257,158,980

Liabilities:
Distributions payable	15,079
Payable for capital shares redeemed	509,191
Accrued expenses and other payables:
Investment advisory fees	70,680
Fund administration fees	11,894
Distribution fees	7,116
Administrative servicing fees	1,933
Accounting and transfer agent fees	3,911
Trustee fees	714
Custodian fees	1,422
Compliance program costs (Note 3)	272
Professional fees	16,385
Printing fees	433
Other	3,374

Total Liabilities	642,404

Net Assets	$256,516,576

Represented by:
Capital	$263,769,548
Accumulated distributions in excess of net investment income	(252,025)
Accumulated net realized losses from investment transactions	(6,553,382)
Net unrealized appreciation/(depreciation) from investments	(447,565)

Net Assets	$256,516,576

Net Assets:
Class A Shares	$33,488,311
Class R2 Shares	44,119
Institutional Service Class Shares	13,384
Institutional Class Shares	222,970,762

Total	$256,516,576

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,728,435
Class R2 Shares	4,913
Institutional Service Class Shares	1,488
Institutional Class Shares	24,835,836

Total	28,570,672

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	101

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Enhanced Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.98
Class R2 Shares	$8.98
Institutional Service Class Shares	$8.99
Institutional Class Shares	$8.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.19

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

102	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$3,318,403
Dividend income	18,793
Other income	4,330

Total Income	3,341,526

EXPENSES:
Investment advisory fees	888,929
Fund administration fees	142,310
Distribution fees Class A	49,708
Distribution fees Class R2	307
Administrative servicing fees Class A	2,004
Administrative servicing fees Class R2	69
Administrative servicing fees Institutional Service Class	33
Registration and filing fees	50,394
Professional fees	30,921
Printing fees	1,881
Trustee fees	7,614
Custodian fees	9,515
Accounting and transfer agent fees	30,471
Compliance program costs (Note 3)	291
Other	14,347

Total expenses before earnings credit and expenses reimbursed	1,228,794

Earnings credit (Note 5)	(505)
Expenses reimbursed by adviser (Note 3)	(33,073)

Net Expenses	1,195,216

NET INVESTMENT INCOME	2,146,310

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(126,505)
Net change in unrealized appreciation/(depreciation) from investments	(1,018,053)

Net realized/unrealized losses from investments	(1,144,558)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,001,752

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	103

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$2,146,310	$3,261,137
Net realized losses from investment transactions	(126,505)	(27,498)
Net change in unrealized depreciation from investments	(1,018,053)	(794,186)

Change in net assets resulting from operations	1,001,752	2,439,453

Distributions to Shareholders From:
Net investment income:
Class A	(223,701)	(82,482)
Class R2	(498)	(967)
Institutional Service Class	(155)	(245)
Institutional Class	(3,303,496)	(4,762,341)

Change in net assets from shareholder distributions	(3,527,850)	(4,846,035)

Change in net assets from capital transactions	17,302,565	32,843,904

Change in net assets	14,776,467	30,437,322

Net Assets:
Beginning of year	241,740,109	211,302,787

End of year	$256,516,576	$241,740,109

Accumulated distributions in excess of net investment income at end of year	$(252,025)	$(252,915)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$54,163,586	$9,426,052
Dividends reinvested	107,917	46,098
Cost of shares redeemed	(28,791,242)	(4,796,269)

Total Class A	25,480,261	4,675,881

Class R2 Shares
Proceeds from shares issued	66,398	25,373
Dividends reinvested	143	167
Cost of shares redeemed	(76,560)	(27,518)

Total Class R2	(10,019)	(1,978)

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	155	245
Cost of shares redeemed	–	–

Total Institutional Service Class	155	245

Institutional Class Shares
Proceeds from shares issued	32,593,940	48,549,525
Dividends reinvested	3,302,451	4,762,341
Cost of shares redeemed	(44,064,223)	(25,142,110)

Total Institutional Class	(8,167,832)	28,169,756

Change in net assets from capital transactions	$17,302,565	$32,843,904

The accompanying notes are an integral part of these financial statements.

104	Annual Report 2011

	Nationwide Enhanced Income Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	6,002,845	1,035,889
Reinvested	11,956	5,061
Redeemed	(3,192,564)	(527,065)

Total Class A Shares	2,822,237	513,885

Class R2 Shares
Issued	7,334	2,784
Reinvested	15	19
Redeemed	(8,473)	(3,025)

Total Class R2 Shares	(1,124)	(222)

Institutional Service Class Shares
Issued	–	–
Reinvested	16	27
Redeemed	–	–

Total Institutional Service Class Shares	16	27

Institutional Class Shares
Issued	3,615,149	5,330,365
Reinvested	366,168	523,065
Redeemed	(4,893,848)	(2,763,509)

Total Institutional Class Shares	(912,531)	3,089,921

Total change in shares	1,908,598	3,603,611

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	105

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$9.07	0.05	(0.04)	0.01	(0.10)	(0.10)	$8.98	0.15%		$33,488,311	0.71%	0.58%	0.72%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%		$8,219,186	0.76%	1.03%	0.81%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%		$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%		$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%		$1,390,488	0.75%	4.28%	0.81%	55.72%

Class R2 Shares (e)
Year Ended October 31, 2011 (d)	$9.07	0.02	(0.04)	(0.02)	(0.07)	(0.07)	$8.98	(0.33%	)	$44,119	1.06%	0.27%	1.08%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%		$54,768	1.01%	0.82%	1.06%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%		$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%		$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%		$1,110	0.99%	3.99%	1.00%	55.72%

Institutional Service Class Shares
Year Ended October 31, 2011 (d)	$9.08	0.06	(0.05)	0.01	(0.10)	(0.10)	$8.99	0.17%		$13,384	0.70%	0.62%	0.71%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%		$13,363	0.70%	1.15%	0.75%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%		$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%		$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%		$13,429	0.66%	6.16%	0.74%	55.72%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$9.07	0.08	(0.04)	0.04	(0.13)	(0.13)	$8.98	0.41%		$222,970,762	0.45%	0.87%	0.46%	69.89%
Year Ended October 31, 2010 (d)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%		$233,452,792	0.45%	1.39%	0.50%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%		$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%		$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%		$163,386,152	0.45%	4.49%	0.49%	55.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

106	Annual Report 2011

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Government Bond Fund (Class D at NAV) returned 3.76% versus 5.02%% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 74 funds as of October 31, 2011) was 3.56% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The best performance for the Fund during the reporting period came from the Fund’s investments in the U.S. Treasury sector as yields fell, especially in the 10-year and 30-year portions of the U.S. Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) . The Fund was overweight in the 10-year portion of the curve. Good relative Fund performance also came from the Fund’s investments in Treasury Inflation Protected Securities (TIPS), which were held by the Fund periodically during the reporting period when valuations were attractive.

What areas of investment detracted from Fund performance?

Agency mortgage-backed securities (AMBS) detracted from relative Fund performance during the reporting period as prepayments increased due to falling U.S. Treasury yields. In addition, the U.S. Federal Reserve Board began buying AMBS outright to make refinancing available to more homeowners. This combination hurt the Fund’s holdings of premium securities as money was returned at par sooner than assumed. The other sector that detracted from Fund performance was U.S. Agency notes. Valuations were poor within the U.S. Agency notes sector.

Fund performance also was negatively affected by an overall shortage of longer-duration securities versus the Fund’s benchmark index during the reporting period. The lack of 30-year U.S. Treasury holdings detracted from Fund performance, because the 30-year U.S. Treasury had the largest total return during the reporting period as the yield curve flattened.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

2011 Annual Report	107

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/oSC[1]	3.49%	5.84%	4.72%
	w/SC2	(0.88)%	4.93%	4.26%
Class B3	w/oSC[1]	2.74%	5.18%	4.10%
	w/SC4	(2.11)%	4.85%	4.10%
Class C5	w/oSC[1]	2.83%	5.18%	4.10%
	w/SC6	1.86%	5.18%	4.10%
Class D	w/oSC[1]	3.76%	6.14%	5.00%
	w/SC7	(0.88)%	5.16%	4.52%
Class R2[8,9,10]		3.27%	5.58%	4.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns, for periods prior to the creation of the Funds Class R2 Shares on October 1, 2003, include the performance of the Fund’s Class D shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class B	1.74%
Class C	1.74%
Class D	0.86%
Class R2	1.38%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

108	Annual Report 2011

Fund Performance	Nationwide Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch U.S. Treasury/Agency Master AAA Index (ML USTA)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The ML USTA gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	109

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Government Bond Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	1,044.80	5.77	1.12
	Hypothetical[b]		1,000.00	1,019.56	5.70	1.12
Class B Shares	Actual		1,000.00	1,040.50	9.00	1.75
	Hypothetical	[b]	1,000.00	1,016.38	8.89	1.75
Class C Shares	Actual		1,000.00	1,041.50	9.00	1.75
	Hypothetical	[b]	1,000.00	1,016.38	8.89	1.75
Class D Shares	Actual		1,000.00	1,045.20	4.38	0.85
	Hypothetical	[b]	1,000.00	1,020.92	4.33	0.85
Class R2 Shares	Actual		1,000.00	1,043.40	7.06	1.37
	Hypothetical	[b]	1,000.00	1,018.30	6.97	1.37

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

110	Annual Report 2011

Portfolio Summary	Nationwide Government Bond Fund

October 31, 2011

Asset Allocation
U.S. Government Mortgage Backed Agencies	50.5%
U.S. Government Sponsored & Agency Obligations	14.3%
U.S. Treasury Notes	10.9%
U.S. Treasury Bond	7.7%
Collateralized Mortgage Obligations	6.5%
Sovereign Bond	5.6%
Mutual Fund	4.0%
Other assets in excess of liabilities	0.5%

100.0%

Top Holdings †
Fannie Mae Pool, 4.00%, 05/01/25	13.2%
Fannie Mae Pool, 5.63%, 06/01/12	7.9%
U.S. Treasury Bond, 4.75%, 02/15/37	7.7%
U.S. Treasury Notes, 1.75%, 05/31/16	7.0%
Fannie Mae Pool, 3.50%, 12/01/20	6.6%
Israel Government AID Bond, 5.50%, 12/04/23	5.6%
Fannie Mae Pool, 4.04%, 02/01/15	5.0%
Federal National Mortgage Association, 8.20%, 03/10/16	4.9%
Federal Home Loan Banks, 8.02%, 02/13/15	4.6%
Fidelity Institutional Money Market Fund — Institutional Class	4.1%
Other Holdings	33.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	111

Statement of Investments

October 31, 2011

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 6.5%

	Principal Amount	Market Value

Fannie Mae REMICS Series 1988-25, Class B, 9.25%, 10/25/18	$5,296	$6,190
Series 1990-7, Class B, 8.50%, 01/25/20	16,490	18,686
Series 1993-16, Class Z, 7.50%, 02/25/23	71,416	80,945
Series 1993-226, Class PK, 6.00%, 12/25/23	616,505	682,101
Series 2003-66, Class AP, 3.50%, 11/25/32	995,118	1,040,359
Series 1998-73, Class MZ, 6.30%, 10/17/38	1,823,067	2,031,672
Fannie Mae-Aces Series 2006-M2, Class A1F, 4.85%, 07/25/12 (a)	1,105,824	1,140,869
Series 1998-M4, Class D, 6.27%, 02/25/35	2,758	2,771
Freddie Mac REMICS Series 2960, Class BL, 5.00%, 02/15/23	2,434,365	2,481,260
Series 1684, Class I, 6.50%, 03/15/24	1,085,097	1,244,330
Series 2296, Class H, 6.50%, 03/15/31	71,155	82,274

Total Collateralized Mortgage Obligations (cost $8,255,378)		8,811,457

Sovereign Bond 5.6%
ISRAEL 5.6%
Israel Government AID Bond, 5.50%, 12/04/23	$6,000,000	7,535,358

Total Sovereign Bond (cost $7,565,667)		7,535,358

U.S. Government Mortgage Backed Agencies 50.5%
Fannie Mae Pool Pool# 460669 5.63%, 06/01/12	10,500,235	10,646,772
Pool# 463344 4.04%, 02/01/15	6,336,901	6,773,227
Pool# 381190 7.90%, 08/01/15	1,383,709	1,524,578
Pool# 383142 7.11%, 10/01/15	1,309,329	1,323,930
Pool# 380082 6.35%, 03/01/16	3,494,584	3,645,317
Pool# 385012 6.84%, 04/01/20	4,065,970	4,670,260
Pool# MA0598 3.50%, 12/01/20	8,429,928	8,837,638

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 874740 6.32%, 07/01/22	$1,703,445	$1,969,656
Pool# AB1066 4.00%, 05/01/25	16,878,402	17,747,463
Pool# 874982 6.81%, 11/01/25	1,681,935	1,975,194
Pool# 385258 6.65%, 07/01/27	1,222,241	1,372,398
Pool# 387114 5.62%, 09/01/34	1,133,513	1,284,517
Pool# 773298 4.86%, 04/01/35 (a)	2,393,111	2,512,595
Pool# 745769 2.37%, 07/01/36 (a)	2,481,069	2,622,699
Pool# 813605 2.39%, 07/01/36 (a)	988,436	1,041,550

Total U.S. Government Mortgage Backed Agencies (cost $65,668,874)		67,947,794

U.S. Government Sponsored & Agency Obligations 14.3%
Federal Home Loan Banks 5.99%, 04/15/13	1,500,000	1,622,229
8.02%, 02/13/15	5,000,000	6,164,925
Federal National Mortgage Association 0.85%, 09/12/14	5,000,000	4,985,565
8.20%, 03/10/16	5,000,000	6,486,230

Total U.S. Government Sponsored & Agency Obligations (cost $18,462,042)		19,258,949

U.S. Treasury Bond 7.7%
U.S. Treasury Bond, 4.75%, 02/15/37	8,000,000	10,293,752

Total U.S. Treasury Bond (cost $10,412,425)		10,293,752

U.S. Treasury Notes 10.9%
U.S. Treasury Notes
1.75%, 05/31/16	9,000,000	9,351,540
2.63%, 08/15/20	5,000,000	5,260,545

Total U.S. Treasury Notes (cost $14,403,532)		14,612,085

112	Annual Report 2011

Mutual Fund 4.0%

	Shares	Market Value

Money Market Fund 4.0%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (b)	5,438,734	5,438,734

Total Mutual Fund (cost $5,438,734)		5,438,734

Total Investments (cost $130,206,652) (c) — 99.5%		133,898,129
Other assets in excess of liabilities — 0.5%		717,656

NET ASSETS — 100.0%		$134,615,785

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	113

Statement of Assets and Liabilities

October 31, 2011

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $130,206,652)	$133,898,129
Interest and dividends receivable	763,406
Receivable for capital shares issued	255,471
Prepaid expenses	22,012

Total Assets	134,939,018

Liabilities:
Distributions payable	19,477
Payable for capital shares redeemed	153,347
Accrued expenses and other payables:
Investment advisory fees	56,173
Fund administration fees	12,748
Distribution fees	13,850
Administrative servicing fees	18,051
Accounting and transfer agent fees	9,098
Trustee fees	160
Custodian fees	1,368
Compliance program costs (Note 3)	445
Professional fees	15,466
Printing fees	21,202
Other	1,848

Total Liabilities	323,233

Net Assets	$134,615,785

Represented by:
Capital	$127,714,881
Accumulated distributions in excess of net investment income	(259,100)
Accumulated net realized gains from investment transactions	3,468,527
Net unrealized appreciation/(depreciation) from investments	3,691,477

Net Assets	$134,615,785

Net Assets:
Class A Shares	$51,748,983
Class B Shares	841,153
Class C Shares	1,888,397
Class D Shares	78,707,124
Class R2 Shares	1,430,128

Total	$134,615,785

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,800,909
Class B Shares	78,000
Class C Shares	175,204
Class D Shares	7,300,396
Class R2 Shares	132,554

Total	12,487,063

The accompanying notes are an integral part of these financial statements.

114	Annual Report 2011

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.78
Class B Shares (a)	$10.78
Class C Shares (b)	$10.78
Class D Shares	$10.78
Class R2 Shares	$10.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.26

Class D Shares	$11.29

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	115

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$4,722,699
Dividend income	7,406
Other income	2,306

Total Income	4,732,411

EXPENSES:
Investment advisory fees	674,364
Fund administration fees	148,921
Distribution fees Class A	128,055
Distribution fees Class B	9,309
Distribution fees Class C	22,032
Distribution fees Class R2	7,790
Administrative servicing fees Class A	56,785
Administrative servicing fees Class D	78,530
Administrative servicing fees Class R2	1,133
Registration and filing fees	68,692
Professional fees	27,090
Printing fees	27,528
Trustee fees	3,752
Custodian fees	9,105
Accounting and transfer agent fees	53,749
Compliance program costs (Note 3)	121
Other	10,651

Total expenses before earnings credit	1,327,607

Earnings credit (Note 5)	(517)

Net Expenses	1,327,090

NET INVESTMENT INCOME	3,405,321

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,719,685
Net change in unrealized appreciation/(depreciation) from investments	(2,892,181)

Net realized/unrealized gains from investments	827,504

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,232,825

The accompanying notes are an integral part of these financial statements.

116	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$3,405,321	$4,249,163
Net realized gains from investment transactions	3,719,685	5,777,152
Net change in unrealized appreciation/(depreciation) from investments	(2,892,181)	330,563

Change in net assets resulting from operations	4,232,825	10,356,878

Distributions to Shareholders From:
Net investment income:
Class A	(1,308,162)	(1,646,742)
Class B	(17,831)	(28,222)
Class C	(42,140)	(61,962)
Class D	(2,223,075)	(3,107,494)
Class R2	(36,613)	(49,950)
Institutional (a)	(2)	(38)
Net realized gains:
Class A	(2,075,949)	(782,899)
Class B	(40,603)	(17,194)
Class C	(96,338)	(37,355)
Class D	(3,197,782)	(1,380,521)
Class R2	(63,026)	(28,486)
Institutional (a)	–	(18)

Change in net assets from shareholder distributions	(9,101,521)	(7,140,881)

Change in net assets from capital transactions	(13,046,858)	(7,968,276)

Change in net assets	(17,915,554)	(4,752,279)

Net Assets:
Beginning of year	152,531,339	157,283,618

End of year	$134,615,785	$152,531,339

Accumulated distributions in excess of net investment income at end of year	$(259,100)	$(287,739)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,695,202	$13,980,124
Dividends reinvested	3,217,061	2,345,691
Cost of shares redeemed	(17,295,984)	(14,610,883)

Total Class A	(3,383,721)	1,714,932

Class B Shares
Proceeds from shares issued	60,507	146,388
Dividends reinvested	22,233	19,410
Cost of shares redeemed	(363,428)	(344,838)

Total Class B	(280,688)	(179,040)

Class C Shares
Proceeds from shares issued	630,551	1,157,508
Dividends reinvested	80,378	55,330
Cost of shares redeemed	(1,313,553)	(910,232)

Total Class C	(602,624)	302,606

Class D Shares
Proceeds from shares issued	9,863,791	10,333,110
Dividends reinvested	5,141,246	4,225,680
Cost of shares redeemed	(23,612,661)	(24,106,341)

Total Class D	(8,607,624)	(9,547,551)

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	117

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$833,075	$924,221
Dividends reinvested	26,010	13,509
Cost of shares redeemed	(1,030,241)	(1,196,723)

Total Class R2	(171,156)	(258,993)

Institutional Shares (a)
Proceeds from shares issued	–	1,000
Dividends reinvested	2	56
Cost of shares redeemed	(1,047)	(1,286)

Total Institutional	(1,045)	(230)

Change in net assets from capital transactions	$(13,046,858)	$(7,968,276)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,003,010	1,281,432
Reinvested	307,934	216,582
Redeemed	(1,637,215)	(1,343,229)

Total Class A Shares	(326,271)	154,785

Class B Shares
Issued	5,714	13,386
Reinvested	2,131	1,776
Redeemed	(34,299)	(31,687)

Total Class B Shares	(26,454)	(16,525)

Class C Shares
Issued	59,360	106,449
Reinvested	7,714	5,118
Redeemed	(124,301)	(83,886)

Total Class C Shares	(57,227)	27,681

Class D Shares
Issued	923,311	948,197
Reinvested	491,885	390,207
Redeemed	(2,229,368)	(2,215,581)

Total Class D Shares	(814,172)	(877,177)

Class R2 Shares
Issued	79,162	84,436
Reinvested	2,485	1,246
Redeemed	(98,079)	(109,843)

Total Class R2 Shares	(16,432)	(24,161)

Institutional Shares (a)
Issued	–	93
Reinvested	–	5
Redeemed	(95)	(120)

Total Institutional Shares	(95)	(22)

Total change in shares	(1,240,651)	(735,419)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

118	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%	$51,748,983	1.12%	2.39%	1.12%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%	$56,960,722	1.14%	2.60%	1.14%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%	1.16%	77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%	82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%	90.18%

Class B Shares
Year Ended October 31, 2011 (d)	$11.12	0.19	0.08	0.27	(0.20)	(0.41)	(0.61)	–	$10.78	2.74%	$841,153	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%	$1,161,026	1.74%	2.02%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%	1.78%	77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%	82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%	90.18%

Class C Shares
Year Ended October 31, 2011 (d)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%	$1,888,397	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%	$2,582,146	1.74%	2.01%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%	1.78%	77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%	82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%	90.18%

Class D Shares
Year Ended October 31, 2011 (d)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%	$78,707,124	0.86%	2.65%	0.86%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%	$90,169,759	0.86%	2.89%	0.86%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%	0.88%	77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%	82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%	90.18%

Class R2 Shares (e)
Year Ended October 31, 2011 (d)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%	$1,430,128	1.33%	2.19%	1.33%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%	$1,656,631	1.37%	2.41%	1.37%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%	1.45%	77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%	82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%	90.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	119

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Money Market Fund (Prime Shares) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index (formerly iMoneyNet First Tier Retail Index). For broader comparison, the average return for the Fund’s closest Lipper peer category of Money Market Funds (consisting of 269 funds as of October 31, 2011) was 0.02% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Money market securities are short-term investments, and the general objective of the Fund is the preservation of capital and liquidity. The investments that provided the most positive relative returns for the Fund during the reporting period were the Fund’s holdings in the banking industry. Asset-backed commercial paper also contributed to Fund performance. No securities defaulted.

What areas of investment detracted from Fund performance?

Overnight securities were the only investment that detracted from Fund performance during the reporting period. These securities were generally lower-yielding, but were required for liquidity.

With short-term interest rates at record lows, some overnight yields dropped into negative territory for brief periods during the reporting period. Finding attractive opportunities among cash-equivalent securities remained highly challenging. Yet, on relatively infrequent occasions, the Fund benefited from overall inefficient pricing. Overall, the value in the cash market was limited.

Subadviser:

Federated Investment Management Company

120	Annual Report 2011

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2011)

	1 Yr.	5 Yr.	10 Yr.
Prime[1]	0.00%	1.54%	1.69%
Institutional Class[1]	0.00%	1.57%	1.74%
Service Class[1]	0.00%	1.49%	1.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Expense Ratio*
Prime	0.60%	0.60%
Institutional Class	0.48%	0.48%
Service Class	0.88%	0.75%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	121

Fund Performance (Continued)	Nationwide Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

122	Annual Report 2011

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Money Market Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Prime Shares	Actual		1,000.00	1,000.00	1.26	0.25
	Hypothetical	[b]	1,000.00	1,023.95	1.28	0.25
Institutional Class Shares	Actual		1,000.00	1,000.00	1.26	0.25
	Hypothetical	[b]	1,000.00	1,023.95	1.28	0.25
Service Class Shares	Actual		1,000.00	1,000.00	1.26	0.25
	Hypothetical	[b]	1,000.00	1,023.95	1.28	0.25

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	123

Portfolio Summary October 31, 2011	Nationwide Money Market Fund

Asset Allocation
Commercial Paper	69.5%
Certificates of Deposit	12.1%
Mutual Funds	10.5%
U.S. Government Sponsored & Agency Obligations	6.6%
Municipal Bond	1.7%
U.S. Treasury Note	1.1%
Asset-Backed Securities	1.1%
Corporate Bond	0.5%
Liabilities in excess of other assets	(3.1)%

100.0%

Top Industries †
Banking	22.5%
Finance-Retail	22.0%
Finance-Automotive	10.5%
Asset Management	10.2%
Government Agency	8.5%
Finance-Commercial	8.1%
Food & Beverage	5.2%
Oil & Oil Finance	4.6%
Computers & Peripherals	2.7%
Chemicals	1.7%
Other Industries	4.0%

100.0%

Top Holdings †
Federated Prime Cash Obligations Fund, Institutional Shares	5.9%
Archer-Daniels-Midland Co., 0.20%, 11/29/11	5.1%
Federated Prime Obligations Fund, Institutional Shares	4.3%
Federal Home Loan Mortgage Corp., 0.23%, 01/09/12	4.0%
Credit Agricole North America, Inc., 0.25%, 11/02/11	3.2%
Toyota Motor Credit Corp., 0.37%, 02/27/12	3.2%
Northern Pines Funding LLC, 0.38%, 11/21/11	2.7%
Windmill Funding Corp., 0.25%, 11/02/11	2.1%
Straight A Funding, LLC, 0.19%, 11/28/11	2.1%
Atlantic Asset Securitization LLC, 0.65%, 11/02/11	2.1%
Other Holdings	65.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

124	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Money Market Fund

Asset-Backed Securities 1.1%

	Principal Amount	Market Value

Finance-Retail 1.1%
Fosse Master Issuer PLC, Series 2011-1A, Class A1, 0.37%, 04/18/12 (a)(b)	$10,000,000	$10,000,000
Holmes Master Issuer PLC, Series 2011-1A, Class A1, 0.38%, 01/15/12 (a)(b)	10,000,000	10,000,000

		20,000,000

Total Asset-Backed Securities (cost $20,000,000)		20,000,000

Certificates of Deposit 12.1%
Banking 12.1%
Bank of Montreal 0.29%, 05/24/12 (a)	15,000,000	15,000,000
0.39%, 10/09/12 (a)	20,000,000	20,000,000
Barclays Bank PLC, 0.81%, 01/25/12	20,000,000	20,000,000
Credit Agricole Corporate and Investment Bank-New York, 0.43%, 11/09/11	10,000,000	10,000,000
Credit Suisse, Zurich, 0.38%, 02/10/12	10,000,000	10,000,000
Deutsche Bank AG, 0.50%, 02/06/12	25,000,000	25,000,000
Mizuho Corporate Bank-New York 0.30%, 11/10/11	10,000,000	10,000,000
0.30%, 11/16/11	20,000,000	20,000,000
Rabobank Nederland NV, Utrecht 0.34%, 04/02/12 (a)	10,000,000	10,000,000
0.58%, 04/27/12	20,000,000	20,000,000
Royal Bank of Canada, Montreal 0.50%, 09/26/12	10,000,000	10,000,000
0.57%, 10/11/12	15,000,000	15,000,000
Societe Generale, Paris 0.38%, 11/07/11	5,000,000	5,000,000
0.40%, 11/09/11	15,000,000	15,000,000
Svenska Handelsbanken, Stockholm 0.47%, 03/06/12	10,000,000	10,000,000
0.50%, 03/22/12	5,000,000	5,000,000

		220,000,000

Total Certificates of Deposit (cost $220,000,000)		220,000,000

Commercial Paper 69.5%
Banking 11.2%
Credit Agricole North America, Inc., 0.25%, 11/02/11	59,997,000	59,996,583

Commercial Paper (continued)

	Principal Amount	Market Value

Banking (continued)
ING (U.S.) Funding LLC 0.40%, 01/06/12	$20,000,000	$19,985,333
0.40%, 01/10/12	20,000,000	19,984,444
0.40%, 01/17/12	10,000,000	9,991,445
Northern Pines Funding LLC, 0.38%, 11/21/11 (b)	50,000,000	49,989,445
Societe Generale North America, Inc. 0.22%, 11/01/11	16,438,000	16,438,000
0.35%, 11/03/11	26,427,000	26,426,486

		202,811,736

Chemicals 1.7%
Du Pont (E.I.) de Nemours & Co. 0.17%, 11/02/11 (b)	16,649,000	16,648,921
0.11%, 11/08/11 (b)	14,800,000	14,799,684

		31,448,605

Computers & Peripherals 2.8%
Hewlett-Packard Co. 0.17%, 11/21/11 (b)	15,000,000	14,998,584
0.17%, 01/03/12 (b)	22,500,000	22,493,306
0.18%, 01/18/12 (b)	12,500,000	12,495,125

		49,987,015

Finance-Automotive 10.9%
FCAR Owner Trust 0.24%, 11/22/11	18,000,000	17,997,480
0.33%, 01/04/12	30,000,000	29,982,489
0.29%, 01/23/12	20,000,000	19,986,628
0.47%, 03/26/12	30,000,000	29,942,816
Toyota Motor Credit Corp. 0.34%, 12/22/11	20,000,000	19,990,367
0.27%, 01/05/12	20,000,000	19,990,250
0.37%, 02/27/12	60,000,000	59,927,233

		197,817,263

Finance-Commercial 8.3%
Atlantic Asset Securitization LLC 0.65%, 11/02/11 (b)	39,000,000	38,999,296
0.45%, 11/07/11 (b)	10,000,000	9,999,250
0.45%, 11/08/11 (b)	30,000,000	29,997,375
General Electric Capital Corp., 0.30%, 02/15/12	20,000,000	19,982,333
General Electric Co. 0.06%, 11/01/11	27,000,000	27,000,000
0.12%, 11/17/11	25,000,000	24,998,667

		150,976,921

Finance-Retail 21.5%
Alpine Securitization Corp., 0.19%, 11/22/11 (b)	20,000,000	19,997,783

2011 Annual Report	125

Statement of Investments (Continued)

October 31, 2011

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
Amsterdam Funding Corp., 0.25%, 11/23/11 (b)	$30,000,000	$29,995,417
Barton Capital LLC, 0.65%, 11/01/11 (b)	30,000,000	30,000,000
Chariot Funding LLC 0. 14%, 11/04/11 (b)	30,000,000	29,999,650
0.17%, 11/10/11 (b)	20,000,000	19,999,150
0.18%, 12/15/11 (b)	30,177,000	30,170,361
0.24%, 02/06/12 (b)	16,000,000	15,989,653
Jupiter Securitization Co. LLC, 0.15%, 11/14/11 (b)	37,000,000	36,997,996
Salisbury Receivables Company LLC, 0.30%, 11/15/11 (b)	20,000,000	19,997,667
Sheffield Receivables Corp. 0.31%, 11/08/11 (b)	25,000,000	24,998,493
0.33%, 01/09/12 (b)	3,948,000	3,945,503
0.36%, 01/10/12 (b)	20,000,000	19,986,000
0.38%, 01/19/12 (b)	30,000,000	29,974,983
0.38%, 01/26/12 (b)	6,507,000	6,501,093
Windmill Funding Corp. 0.25%, 11/02/11 (b)	40,000,000	39,999,722
0.25%, 11/16/11 (b)	33,000,000	32,996,563

		391,550,034

Food & Beverage 5.3%
Archer-Daniels-Midland Co., 0.20%, 11/29/11	95,000,000	95,000,000
Coca-Cola Company, 0.18%, 02/01/12 (b)	1,736,000	1,735,201

		96,735,201

Government Agency 2.2%
Straight A Funding, LLC, 0.19%, 11/28/11 (b)	40,000,000	39,994,300

Oil & Oil Finance 4.8%
ConocoPhillips Qatar Funding Ltd. 0.22%, 11/07/11 (b)	5,000,000	4,999,817
0.21%, 11/16/11 (b)	35,000,000	34,996,937
0.28%, 12/07/11 (b)	5,100,000	5,098,572
0.28%, 12/08/11 (b)	17,121,000	17,116,073
0.30%, 01/06/12 (b)	4,430,000	4,427,563
0.30%, 01/12/12 (b)	14,275,000	14,266,435
0.30%, 01/17/12 (b)	6,200,000	6,196,022

		87,101,419

Commercial Paper (continued)

	Principal Amount	Market Value

Pharmaceuticals and Health Care 0.8%
Sanofi-Aventis SA, 0.12%, 11/17/11 (b)	$15,000,000	$14,999,200

Total Commercial Paper (cost $1,263,421,694)		1,263,421,694

Corporate Bond 0.5%
Insurance 0.5%
New York Life Global Funding, 0.33%, 12/01/11 (a)(b)	10,000,000	10,000,000

Total Corporate Bond (cost $10,000,000)		10,000,000

Municipal Bond 1.7%
Alaska 1.7%
Alaska State Housing Finance Corp., 0.06%, 11/03/11 (a)	30,300,000	30,300,000

Total Municipal Bond (cost $30,300,000)		30,300,000

U.S. Government Sponsored & Agency Obligations 6.6%
Government Agency Securities 6.6%
Federal Home Loan Banks 0.19%, 03/15/12	25,000,000	24,996,942
0.40%, 08/17/12	10,000,000	10,000,000
0.33%, 09/11/12	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 0.23%, 01/09/12 (a)	75,000,000	74,994,269

		119,991,211

Total U.S. Government Sponsored & Agency Obligations (cost $119,991,211)		119,991,211

Mutual Funds 10.5%

	Shares	Market Value

Asset Management 10.5%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.16% (c)	110,096,804	110,096,804
Federated Prime Obligations Fund, Institutional Shares, 0.17% (c)	80,974,915	80,974,915

Total Mutual Funds (cost $191,071,719)		191,071,719

126	Annual Report 2011

U.S. Treasury Note 1.1%

	Principal Amount	Market Value

U.S. Treasury Note, 0.75%, 11/30/11	$20,000,000	$20,007,062

Total U.S. Treasury Note (cost $20,007,062)		20,007,062

Total Investments (cost $1,874,791,686) (d) — 103.1%		1,874,791,686

Liabilities in excess of other assets — (3.1)%		(56,935,875)

NET ASSETS — 100.0%		$1,817,855,811

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $775,801,139 which represents 42.68% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2011.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	127

Statement of Assets and Liabilities

October 31, 2011

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,874,791,686)	$1,874,791,686
Interest and dividends receivable	366,887
Receivable for capital shares issued	485,888
Prepaid expenses	382,021

Total Assets	1,876,026,482

Liabilities:
Payable for capital shares redeemed	57,249,278
Cash overdraft (Note 2)	1,909
Accrued expenses and other payables:
Investment advisory fees	636,178
Fund administration fees	73,972
Distribution fees	538
Administrative servicing fees	64,374
Accounting and transfer agent fees	23,088
Trustee fees	556
Custodian fees	17,584
Compliance program costs (Note 3)	7,240
Professional fees	30,246
Printing fees	37,464
Other	28,244

Total Liabilities	58,170,671

Net Assets	$1,817,855,811

Represented by:
Capital	$1,819,495,652
Accumulated net realized losses from investment transactions with affiliates	(1,639,841)

Net Assets	$1,817,855,811

Net Assets:
Prime Shares	$556,791,477
Institutional Class Shares	1,256,465,761
Service Class Shares	4,598,573

Total	$1,817,855,811

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	557,446,366
Institutional Class Shares	1,257,714,070
Service Class Shares	4,605,258

Total	1,819,765,694

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1 .00
Institutional Class Shares	$1 .00
Service Class Shares	$1 .00

The accompanying notes are an integral part of these financial statements.

128	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$4,995,954
Dividend income	115,935
Other income	15,960

Total Income	5,127,849

EXPENSES:
Investment advisory fees	7,053,319
Fund administration fees	856,895
Distribution fees Service Class	7,411
Administrative servicing fees Prime Class	725,097
Administrative servicing fees Service Class	12,348
Registration and filing fees	52,802
Professional fees	31,483
Printing fees	37,280
Trustee fees	51,277
Custodian fees	102,703
Accounting and transfer agent fees	213,404
Compliance program costs (Note 3)	1,548
Other	56,570

Total expenses before earnings credit and fees waived	9,202,137

Earnings credit (Note 5)	(7,152)
Distribution fees voluntarily waived — Service Class (Note 3)	(7,411)
Investment advisory fees waived (Note 3)	(3,338,240)
Administrative servicing fees voluntarily waived — Prime (Note 3)	(725,097)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(12,348)

Net Expenses	5,111,889

NET INVESTMENT INCOME	15,960

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized losses from investment transactions	(15,791)

Net realized/unrealized losses from investments	(15,791)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$169

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	129

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$15,960	$213
Net realized gains/(losses) from investment transactions	(15,791)	16,069

Change in net assets resulting from operations	169	16,282

Distributions to Shareholders From:
Net investment income:
Prime	(5,029)	(1,043)
Institutional Class	(10,875)	(1,950)
Service Class	(56)	(9)

Change in net assets from shareholder distributions	(15,960)	(3,002)

Change in net assets from capital transactions	(163,760,687)	(234,506,968)

Change in net assets	(163,776,478)	(234,493,688)

Net Assets:
Beginning of year	1,981,632,289	2,216,125,977

End of year	$1,817,855,811	$1,981,632,289

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$296,043,858	$302,598,487
Dividends reinvested	4,993	807
Cost of shares redeemed	(355,746,482)	(283,287,119)

Total Prime	(59,697,631)	19,312,175

Institutional Class Shares
Proceeds from shares issued	421,112,356	332,119,025
Dividends reinvested	10,875	1,950
Cost of shares redeemed	(523,145,218)	(583,293,910)

Total Institutional Class	(102,021,987)	(251,172,935)

Service Class Shares
Proceeds from shares issued	2,126,117	1,855,541
Dividends reinvested	56	9
Cost of shares redeemed	(4,167,242)	(4,501,758)

Total Service Class	(2,041,069)	(2,646,208)

Change in net assets from capital transactions	$(163,760,687)	$(234,506,968)

SHARE TRANSACTIONS:
Prime Shares
Issued	296,043,858	302,598,487
Reinvested	4,993	807
Redeemed	(355,746,482)	(283,287,119)

Total Prime Shares	(59,697,631)	19,312,175

Institutional Class Shares
Issued	421,112,356	332,119,025
Reinvested	10,875	1,950
Redeemed	(523,145,218)	(583,293,910)

Total Institutional Class Shares	(102,021,987)	(251,172,935)

The accompanying notes are an integral part of these financial statements.

130	Annual Report 2011

	Nationwide Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,126,117	1,855,541
Reinvested	56	9
Redeemed	(4,167,242)	(4,501,758)

Total Service Class Shares	(2,041,069)	(2,646,208)

Total change in shares	(163,760,687)	(234,506,968)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	131

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

	Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Capital Contributions from Adviser		Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)
Prime Shares
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	–		$1.00	–		$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	–		$1.00	–		$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	–		$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(c)	$1.00	2.65%	(d)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%

Institutional Class Shares
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	–		$1.00	–		$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	–		$1.00	–		$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	–		$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(c)	$1.00	2.73%	(d)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%

Service Class Shares
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	–		$1.00	–		$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	–		$1.00	–		$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	–		$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(c)	$1.00	2.57%	(d)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.
(c)	The amount is less than $0.005 per share.
(d)	Includes payment from the Investment Adviser, which increased total return by 0.26% (Note 3).

The accompanying notes are an integral part of these financial statements.

132	Annual Report 2011

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Short Duration Bond Fund (Service Class) returned 0.24% versus 1.21% for its benchmark, the Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index, and 1.09% for its former benchmark, the BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index.* For broader comparison, the average return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 245 funds as of October 31, 2011) was 0.76% for the same time period.

*The benchmark for the Nationwide Short Duration Bond Fund changed from the BofAML 1-3 Year Treasury Index to the BARCAP U.S. 1-3 Year Government/Credit Bond Index, effective as of September 30, 2011.

What areas of investment provided the most positive relative returns for the Fund?

The strongest contributors to relative fund performance during the reporting period were the Fund’s holdings in residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

The Fund’s holdings in RMBS benefited from positive technical factors and a more-stable outlook for short-term interest rates after the U.S. Federal Reserve Board’s decision to keep short-term interest rates low at least through the middle of 2013. RMBS also benefited from strong domestic bank demand for high-quality, higher-yielding alternatives to U.S. Treasuries and the Federal Reserve’s announced plans to reinvest paydowns on the Fed’s RMBS portfolio into mortgage-backed securities (MBS) instead of U.S. Treasuries. The Fund’s holdings in CMBS benefited from investor demand for higher-yielding securities, given expectations for a long-term low-interest-rate environment.

The Fund’s holdings in ABS were buoyed by strong investor appetite for high-quality, liquid securities among short-maturity securities while limited new issuance in the sector kept a cap on supply.

What areas of investment detracted from Fund performance?

The Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and corporate bonds detracted from relative Fund performance. U.S. Treasuries and U.S. Agency debentures performance was limited, given the low absolute yields in those sectors relative to other fixed-income sectors. Corporate bonds posted strong performance through the first half of the reporting period but later were hurt by investors’ growing concerns about the European debt crisis and the resultant weakening global economic outlook. The Fund’s focus on higher-quality securities relative to the Fund’s peers detracted from relative Fund performance as below-investment-grade corporate bonds outperformed higher-grade securities during the reporting period.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

2011 Annual Report	133

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	0.43%	3.34%	3.13%
	w/SC3	(1.87)%	2.86%	2.89%
Class C4	w/SC2	(0.14)%	2.82%	2.80%
	w/SC5	(0.88)%	2.82%	2.80%
Institutional Class[6]		0.61%	3.62%	3.44%
Service Class[6]		0.24%	3.20%	3.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

1	These returns for the period prior to the creation of Class A shares (07/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

2	These returns do not reflect the effects of sales charges (SC).

3	A 2.25% front-end sales charge was deducted.

4	These returns for the period prior to the creation of Class C shares (02/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

6	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.99%	0.85%
Class C	1.44%	1.30%
Institutional Class	0.69%	0.55%
Service Class	1.07%	0.93%
*	Current effective prospectus dated March 1, 2011. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2012. Please see the Fund’s most recent prospectus for details.

134	Annual Report 2011

Fund Performance	Nationwide Short Duration Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Bank of America/Merrill Lynch 1-3 year US Treasuries Index (a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Bank of America/Merrill Lynch 1-3 year US Treasuries Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	135

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Short Duration Bond Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	1,007.60	4.15	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82
Class C Shares	Actual		1,000.00	1,004.20	6.57	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30
Institutional Class Shares	Actual		1,000.00	1,009.00	2.79	0.55
	Hypothetical	[b]	1,000.00	1,022.43	2.80	0.55
Service Class Shares	Actual		1,000.00	1,006.20	4.60	0.91
	Hypothetical	[b]	1,000.00	1,020.62	4.63	0.91

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

136	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Short Duration Bond Fund

Asset Allocation
Corporate Bonds	36.4%
Asset-Backed Securities	20.8%
Collateralized Mortgage Obligations	14.6%
U.S. Government Sponsored & Agency Obligations	9.3%
U.S. Treasury Notes	5.7%
Mutual Fund	3.8%
U.S. Government Mortgage Backed Agencies	3.8%
Commercial Mortgage Backed Securities	3.8%
Municipal Bond	0.7%
Sovereign Bond	0.6%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries †
Commercial Banks	3.8%
Capital Markets	3.3%
Pharmaceuticals	2.9%
Diversified Financial Services	2.6%
Aerospace & Defense	2.3%
Insurance	2.3%
Food & Staples Retailing	2.2%
Oil, Gas & Consumable Fuels	1.7%
Consumer Finance	1.5%
Beverages	1.5%
Other Industries	75.9%

100.0%

Top Holdings †
Fidelity Institutional Money Market Fund - Institutional Class	3.8%
Federal National Mortgage Association, 1.50%, 06/26/13	2.5%
U.S. Treasury Notes, 1.38%, 05/15/12	2.0%
Federal Home Loan Mortgage Corp., 0.38%, 11/30/12	2.0%
U.S. Treasury Notes, 4.75%, 05/15/14	1.7%
Cleco Katrina/Rita Hurricane Recovery Funding LLC, 4.41%, 03/01/20	1.4%
AEP Texas Central Transition Funding LLC, 5.09%, 07/01/15	1.3%
Fannie Mae REMICS, 4.00%, 09/25/24	1.2%
United Technologies Corp., 4.88%, 05/01/15	1.1%
Federal National Mortgage Association, 4.63%, 10/15/14	1.1%
Other Holdings	81.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	137

Statement of Investments

October 31, 2011

Nationwide Short Duration Bond Fund

Asset-Backed Securities 20.8%

	Principal Amount	Market Value

Automobile 7.7%
Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.45%, 05/15/14	$349,650	$351,460
Bank of America Auto Trust Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	300,000	306,402
Series 2010-2, Class A4, 1.94%, 06/15/17	465,000	474,213
BMW Vehicle Owner Trust, Series 2010-A, Class A4, 2.10%, 10/25/16	550,000	562,494
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	757,816	767,043
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	269,292	271,027
Ford Credit Auto Owner Trust, Series 2010-B, Class A3, 0.98%, 10/15/14	215,000	215,670
Honda Auto Receivables Owner Trust Series 2010-1, Class A4, 1.98%, 05/23/16	415,000	421,657
Series 2010-2, Class A4, 1.93%, 08/18/16	500,000	509,475
Hyundai Auto Receivables Trust Series 2010-A, Class A4, 2.45%, 12/15/16	425,000	440,209
Series 2010-B, Class A3, 0.97%, 04/15/15	575,000	577,067
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	210,922	212,221
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3, 1.27%, 12/16/13	101,597	101,956
Series 2010-A, Class A4, 1.86%, 05/16/16	275,000	279,012
Series 2011-A, Class A4, 1.56%, 05/15/15	600,000	609,887
USAA Auto Owner Trust, Series 2010-1, Class A4, 2.14%, 09/15/15	350,000	356,288
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.98%, 09/20/17	700,000	720,106
World Omni Auto Receivables Trust, Series 2008-A, Class A4, 4.74%, 10/15/13	636,949	647,411

		7,823,598

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card 4.2%
Capital One Multi-Asset Execution Trust, Series 2005-A7, Class A7, 4.70%, 06/15/15	$555,000	$572,563
Chase Issuance Trust Series 2007-A17, Class A, 5.12%, 10/15/14	550,000	573,986
Series 2008-A11, Class A11, 5.40%, 07/15/15	700,000	756,109
Citibank Credit Card Issuance Trust Series 2008-A5, Class A5, 4.85%, 04/22/15	594,000	630,732
Series 2009-A5, Class A5, 2.25%, 12/23/14	500,000	509,461
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	775,000	837,334
GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.21%, 06/15/16	400,000	408,722

		4,288,907

Home Equity 0.3%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33 (b)	282,101	273,375

Other 8.6%
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	174,428	177,076
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	1,339,944	1,458,027
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	315,130	328,655
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	594,752	619,900
GE Equipment Midticket LLC, Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	790,000	797,133
GE Equipment Small Ticket LLC, Series 2011-1A, Class A3, 1.45%, 01/21/18 (a)	700,000	704,991
GE Equipment Transportation LLC, Series 2011-1, Class A4, 1.33%, 05/20/19	700,000	703,528

138	Annual Report 2011

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
John Deere Owner Trust, Series 2010-A, Class A4, 2.13%, 10/17/16	$550,000	$562,172
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	618,233	638,362
Oncor Electric Delivery Transition Bond Co. LLC Series 2003-1, Class A3, 4.95%, 02/15/15	520,934	535,688
Series 2004-1, Class A3, 5.29%, 05/15/18	750,000	847,221
PG&E Energy Recovery Funding LLC Series 2005-1, Class A5, 4.47%, 12/25/14	475,000	490,698
Series 2005-2, Class A2, 5.03%, 03/25/14	146,498	148,062
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	335,561	352,960
Volvo Financial Equipment LLC, Series 2010-1A, Class A3, 1.56%, 06/17/13 (a)	407,546	408,201

		8,772,674

Total Asset-Backed Securities (cost $21,063,026)		21,158,554

Collateralized Mortgage Obligations 14.6%
Fannie Mae REMICS Series 2011-69, Class AB, 1.50%, 05/25/18	1,090,159	1,094,630
Series 2011-69, Class AC, 2.00%, 05/25/18	654,095	663,080
Series 2010-30, Class DB, 2.00%, 08/25/18	370,636	375,789
Series 2010-95, Class BK, 1.50%, 02/25/20	615,673	616,115
Series 2006-22, Class CB, 4.50%, 11/25/21	497,997	514,591
Series 2010-50, Class AD, 3.00%, 01/25/24	344,340	353,053
Series 2010-57, Class AQ, 3.00%, 08/25/24	143,436	147,333
Series 2009-76, Class MA, 4.00%, 09/25/24	1,122,947	1,174,624
Series 2010-66, Class QA, 4.50%, 08/25/39	391,203	424,642
Freddie Mac REMICS Series 2692, Class AB, 4.00%, 05/15/16	116,510	116,829

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Series 2695, Class DE, 4.00%, 01/15/17	$286,995	$290,898
Series 2625, Class JD, 3.25%, 07/15/17	105,249	106,374
Series 3758, Class CD, 1.50%, 08/15/17	354,129	355,556
Series 3840, Class BA, 2.00%, 02/15/18	598,529	607,048
Series 3728, Class CA, 1.50%, 10/15/18	504,119	505,624
Series 2920, Class HC, 4.50%, 12/15/18	555,745	571,758
Series 3846, Class CK, 1.50%, 09/15/20	590,519	589,648
Series 3728, Class EA, 3.50%, 09/15/20	486,532	507,377
Series 3755, Class AL, 1.50%, 11/15/20	519,720	520,949
Series 3645, Class EH, 3.00%, 12/15/20	295,705	305,925
Series 3815, Class DE, 3.00%, 10/15/21	541,083	559,469
Series 3852, Class EA, 4.50%, 12/15/21	602,096	641,652
Series 3627, Class QG, 4.00%, 07/15/23	293,117	305,057
Series 3501, Class AC, 4.00%, 08/15/23	355,453	373,196
Series 3585, Class LA, 3.50%, 10/15/24	982,654	1,029,856
Series 3609, Class LE, 3.00%, 12/15/24	522,519	540,832
Series 3718, Class BC, 2.00%, 02/15/25	444,623	448,850
Series 3639, Class AB, 2.75%, 02/15/25	537,031	551,519
Government National Mortgage Association, Series 2004-76, Class QA, 4.00%, 01/20/34	554,460	589,025

Total Collateralized Mortgage Obligations (cost $14,851,689)		14,881,299

Commercial Mortgage Backed Securities 3.8%
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3 4.80%, 01/12/41	388,569	394,417
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A2 5.73%, 03/15/49 (c)	174,000	180,019

2011 Annual Report	139

Statement of Investments (Continued)

October 31, 2011

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (c)	$794,860	$812,991
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3 5.42%, 02/15/39 (c)	140,450	148,608
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2, 5.51%, 04/10/38 (c)	550,844	560,027
Series 2011-GC5, Class A1, 1.47%, 08/10/44	500,000	499,425
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1A, Class A3 5.17%, 08/12/40 (c)	396,002	405,025
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A2, 4.78%, 03/15/42	512,117	512,007
Series 2005-C20, Class APB, 5.09%, 07/15/42 (c)	359,983	368,608
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,761	1,759

Total Commercial Mortgage Backed Securities (cost $3,902,609)		3,882,886

Corporate Bonds 36.4%
Aerospace & Defense 2.3%
Boeing Co. (The), 1.88%, 11/20/12	650,000	659,584
General Dynamics Corp., 5.25%, 02/01/14	500,000	550,958
United Technologies Corp., 4.88%, 05/01/15	1,000,000	1,121,380

		2,331,922

Air Freight & Logistics 0.6%
United Parcel Service, Inc., 3.88%, 04/01/14	600,000	643,031

Beverages 1.5%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12	185,000	188,840
Brown-Forman Corp., 2.50%, 01/15/16	360,000	368,528
Coca-Cola Co. (The), 0.75%, 11/15/13	700,000	701,949
PepsiCo, Inc., 0.80%, 08/25/14	275,000	274,337

		1,533,654

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 3.3%
Bank of New York Mellon Corp. (The), 2.50%, 01/15/16	$800,000	$815,376
BlackRock, Inc., 3.50%, 12/10/14	800,000	857,466
Credit Suisse USA, Inc., 5.13%, 08/15/15	735,000	777,475
State Street Corp.
2.15%, 04/30/12	500,000	504,884
2.88%, 03/07/16	350,000	361,791

		3,316,992

Chemicals 0.7%
E.I. du Pont de Nemours & Co., 4.75%, 11/15/12	700,000	729,420

Commercial Banks 3.7%
BNP Paribas, 0.79%, 04/08/13 (c)	500,000	483,474
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.65%, 08/17/12 (a)	195,000	197,968
PNC Funding Corp., 4.25%, 09/21/15	250,000	269,648
US Bancorp
2.25%, 03/13/12	500,000	503,974
2.00%, 06/14/13	300,000	306,334
1.38%, 09/13/13	500,000	504,910
Wells Fargo & Co., 4.38%, 01/31/13	1,000,000	1,039,985
Westpac Banking Corp., 2.10%, 08/02/13	500,000	507,823

		3,814,116

Communications Equipment 0.8%
Cisco Systems, Inc., 1.63%, 03/14/14	800,000	815,101

Computers & Peripherals 1.4%
Dell, Inc., 4.70%, 04/15/13	700,000	738,627
Hewlett-Packard Co.
4.50%, 03/01/13	400,000	416,292
2.20%, 12/01/15	250,000	250,776

		1,405,695

Consumer Finance 1.5%
American Express Credit Corp., 5.88%, 05/02/13	525,000	558,299
John Deere Capital Corp., 1.88%, 06/17/13	600,000	614,275
Toyota Motor Credit Corp., 2.80%, 01/11/16	360,000	374,162

		1,546,736

140	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 2.6%
Bank of America Corp., 3.70%, 09/01/15	$480,000	$461,063
Caterpillar Financial Services Corp.
2.00%, 04/05/13	150,000	152,493
1.55%, 12/20/13	250,000	253,410
General Electric Capital Corp., 4.38%, 09/21/15	1,000,000	1,074,715
JPMorgan Chase & Co.
5.38%, 10/01/12	225,000	234,609
3.15%, 07/05/16	435,000	435,738

		2,612,028

Diversified Telecommunication Services 0.7%
AT&T, Inc., 5.88%, 08/15/12	147,000	152,858
Verizon Communications, Inc., 4.35%, 02/15/13	500,000	522,534

		675,392

Food & Staples Retailing 2.2%
Costco Wholesale Corp., 5.30%, 03/15/12	800,000	814,106
Walgreen Co., 4.88%, 08/01/13	500,000	535,547
Wal-Mart Stores, Inc., 7.25%, 06/01/13	800,000	882,099

		2,231,752

Health Care Equipment & Services 0.8%
Baxter International, Inc., 4.00%, 03/01/14	800,000	856,667

Health Care Providers & Services 0.5%
Medtronic, Inc., 3.00%, 03/15/15	500,000	530,286

Household Products 1.1%
Procter & Gamble Co. (The), 3.15%, 09/01/15	1,000,000	1,070,401

Industrial Conglomerates 0.4%
General Electric Co., 5.00%, 02/01/13	420,000	440,440

Information Technology Services 0.8%
International Business Machines Corp. 1.00%, 08/05/13	280,000	282,139
0.88%, 10/31/14	520,000	520,493

		802,632

Insurance 2.3%
Berkshire Hathaway, Inc., Series 0001, 2.13%, 02/11/13	800,000	815,826
Metropolitan Life Global Funding I 5.13%, 04/10/13 (a)	250,000	262,782
2.00%, 01/10/14 (a)	500,000	503,072

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
New York Life Global Funding, 1.85%, 12/13/13 (a)	$700,000	$710,746

		2,292,426

IT Services 0.3%
Western Union Co. (The), 6.50%, 02/26/14	250,000	274,720

Machinery 0.4%
PACCAR, Inc., 6.88%, 02/15/14	400,000	452,502

Media 0.6%
Walt Disney Co. (The), Series B, 6.20%, 06/20/14	500,000	568,352

Oil, Gas & Consumable Fuels 1.7%
ConocoPhillips 4.75%, 10/15/12	700,000	726,372
4.40%, 05/15/13	100,000	105,645
Occidental Petroleum Corp. 1.45%, 12/13/13	600,000	611,165
2.50%, 02/01/16	250,000	261,713

		1,704,895

Other 1.2%
AEP Texas Central Transition Funding LLC, Series A-3, 5.09%, 07/01/15	1,150,000	1,271,648

Personal Products 0.5%
Colgate-Palmolive Co., 1.38%, 11/01/15	525,000	527,345

Pharmaceuticals 2.9%
Abbott Laboratories, 4.35%, 03/15/14	300,000	325,381
Eli Lilly & Co., 3.55%, 03/06/12	200,000	202,053
GlaxoSmithKline Capital, Inc., 4.38%, 04/15/14	700,000	762,500
Johnson & Johnson, 2.15%, 05/15/16	500,000	518,426
Merck & Co., Inc., 2.25%, 01/15/16	555,000	575,093
Novartis Capital Corp., 4.13%, 02/10/14	500,000	539,583

		2,923,036

Software 1.0%
Microsoft Corp., 1.63%, 09/25/15	190,000	194,451
Oracle Corp., 4.95%, 04/15/13	750,000	796,191

		990,642

2011 Annual Report	141

Statement of Investments (Continued)

October 31, 2011

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 0.6%
Lowe’s Cos., Inc., 5.60%, 09/15/12	$600,000	$625,168

Total Corporate Bonds (cost $36,649,813)		36,986,999

Municipal Bond 0.7%
Louisiana 0.7%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	600,000	672,222

Total Municipal Bond (cost $679,117)		672,222

Sovereign Bond 0.6%
CANADA 0.6%
Province of Ontario Canada, 1.88%, 11/19/12	575,000	582,858

Total Sovereign Bond (cost $574,625)		582,858

U.S. Government Mortgage Backed Agencies 3.8%
Fannie Mae Pool Pool# 555547 4.50%, 05/01/18	759,804	814,106
Pool# 254833 4.50%, 08/01/18	446,297	478,193
Pool# AA5563 4.00%, 06/01/24	246,126	258,875
Pool# AE5487 3.50%, 10/01/25	559,774	582,422
Pool# AB2130 3.50%, 01/01/26	412,819	429,521
Freddie Mac Gold Pool Pool# G11723 5.50%, 07/01/20	261,158	282,375
Pool# J11719 4.00%, 02/01/25	606,331	636,250
Pool# G13908 4.00%, 10/01/25	390,305	409,564

Total U.S. Government Mortgage Backed Agencies (cost $3,838,481)		3,891,306

U.S. Government Sponsored & Agency Obligations 9.3%
Federal Home Loan Banks 0.50%, 08/28/13	500,000	500,706
Federal Home Loan Mortgage Corp.
1.75%, 06/15/12	750,000	757,037
0.38%, 11/30/12	2,000,000	2,003,306

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

0.88%, 10/28/13	$500,000	$504,322
2.18%, 02/19/14	500,000	518,615
Federal National Mortgage Association
1.50%, 06/26/13	2,500,000	2,548,268
1.00%, 09/23/13	500,000	505,546
0.88%, 08/28/14	1,000,000	1,006,901
4.63%, 10/15/14	1,000,000	1,116,183

Total U.S. Government Sponsored & Agency Obligations (cost $9,377,545)		9,460,884

U.S. Treasury Notes 5.7%
U.S. Treasury Notes
1.38%, 05/15/12	2,000,000	2,013,672
1.38%, 05/15/13	1,000,000	1,017,700
4.75%, 05/15/14	1,600,000	1,777,501
0.75%, 06/15/14	1,000,000	1,010,078

Total U.S. Treasury Notes (cost $5,812,526)		5,818,951

Mutual Fund 3.8%

	Shares	Market Value

Money Market Fund 3.8%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (d)	3,819,463	3,819,463

Total Mutual Fund (cost $3,819,463)		3,819,463

Total Investments (cost $100,568,894) (e) — 99.5%		101,155,422

Other assets in excess of liabilities — 0.5%		476,778

NET ASSETS — 100.0%		$101,632,200

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $3,891,295 which represents 3.83% of net assets.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2011.

142	Annual Report 2011

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of October 31, 2011.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

BA	Limited

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	143

Statement of Assets and Liabilities

October 31, 2011

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $100,568,894)	$101,155,422
Interest and dividends receivable	541,800
Receivable for investments sold	523,978
Receivable for capital shares issued	323,454
Prepaid expenses	17,273

Total Assets	102,561,927

Liabilities:
Payable for investments purchased	519,418
Distributions payable	22,775
Payable for capital shares redeemed	295,458
Accrued expenses and other payables:
Investment advisory fees	20,352
Fund administration fees	10,951
Distribution fees	24,382
Administrative servicing fees	8,418
Accounting and transfer agent fees	6,049
Trustee fees	230
Custodian fees	635
Compliance program costs (Note 3)	46
Professional fees	14,913
Printing fees	5,310
Other	790

Total Liabilities	929,727

Net Assets	$101,632,200

Represented by:
Capital	$103,901,810
Accumulated distributions in excess of net investment income	(88,140)
Accumulated net realized losses from investment transactions	(2,767,998)
Net unrealized appreciation/(depreciation) from investments	586,528

Net Assets	$101,632,200

Net Assets:
Class A Shares	$60,155,853
Class C Shares	8,374,376
Institutional Class Shares	3,186,840
Service Class Shares	29,915,131

Total	$101,632,200

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,929,155
Class C Shares	824,669
Institutional Class Shares	314,077
Service Class Shares	2,948,862

Total	10,016,763

The accompanying notes are an integral part of these financial statements.

144	Annual Report 2011

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.15
Class C Shares (a)	$10.15
Institutional Class Shares	$10.15
Service Class Shares	$10.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.38

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	145

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$1,743,968
Dividend income	6,613
Other income	1,733

Total Income	1,752,314

EXPENSES:
Investment advisory fees	350,306
Fund administration fees	126,228
Distribution fees Class A	138,629
Distribution fees Class C	57,219
Distribution fees Service Class	90,080
Administrative servicing fees Class A	16,414
Administrative servicing fees Service Class	44,731
Registration and filing fees	73,249
Professional fees	26,439
Printing fees	13,976
Trustee fees	2,091
Custodian fees	6,790
Accounting and transfer agent fees	51,169
Compliance program costs (Note 3)	251
Other	9,614

Total expenses before earnings credit and expenses reimbursed	1,007,186

Earnings credit (Note 5)	(398)
Expenses reimbursed by adviser (Note 3)	(109,309)

Net Expenses	897,479

NET INVESTMENT INCOME	854,835

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	205,222
Net change in unrealized appreciation/(depreciation) from investments	(916,989)

Net realized/unrealized losses from investments	(711,767)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$143,068

The accompanying notes are an integral part of these financial statements.

146	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$854,835	$1,222,801
Net realized gains from investment transactions	205,222	120,859
Net change in unrealized appreciation/(depreciation) from investments	(916,989)	511,712

Change in net assets resulting from operations	143,068	1,855,372

Distributions to Shareholders From:
Net investment income:
Class A	(618,430)	(519,026)
Class C	(49,143)	(35,815)
Institutional Class	(13,666)	(26,061)
Service Class	(368,351)	(1,068,552)

Change in net assets from shareholder distributions	(1,049,590)	(1,649,454)

Change in net assets from capital transactions	(4,020,826)	38,810,794

Change in net assets	(4,927,348)	39,016,712

Net Assets:
Beginning of year	106,559,548	67,542,836

End of year	$101,632,200	$106,559,548

Accumulated distributions in excess of net investment income at end of year	$(88,140)	$(101,672)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$83,478,919	$73,329,330
Dividends reinvested	377,397	426,435
Cost of shares redeemed	(80,859,432)	(31,401,400)

Total Class A	2,996,884	42,354,365

Class C Shares
Proceeds from shares issued	4,743,291	6,750,444
Dividends reinvested	30,355	28,016
Cost of shares redeemed	(3,077,174)	(601,105)

Total Class C	1,696,472	6,177,355

Institutional Class Shares
Proceeds from shares issued	2,954,879	270,367
Dividends reinvested	12,676	25,833
Cost of shares redeemed	(575,629)	(411,909)

Total Institutional Class	2,391,926	(115,709)

Service Class Shares
Proceeds from shares issued	6,878,329	9,229,366
Dividends reinvested	367,727	1,065,177
Cost of shares redeemed	(18,352,164)	(19,899,760)

Total Service Class	(11,106,108)	(9,605,217)

Change in net assets from capital transactions	$(4,020,826)	$38,810,794

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	147

Statements of Changes in Net Assets (Continued)

	Nationwide Short Duration Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	8,224,731	7,201,911
Reinvested	37,220	41,935
Redeemed	(7,976,302)	(3,086,952)

Total Class A Shares	285,649	4,156,894

Class C Shares
Issued	467,301	662,897
Reinvested	2,989	2,753
Redeemed	(303,451)	(59,102)

Total Class C Shares	166,839	606,548

Institutional Class Shares
Issued	291,198	26,523
Reinvested	1,249	2,541
Redeemed	(56,715)	(40,531)

Total Institutional Class Shares	235,732	(11,467)

Service Class Shares
Issued	678,102	907,247
Reinvested	36,272	104,819
Redeemed	(1,808,626)	(1,957,947)

Total Service Class Shares	(1,094,252)	(945,881)

Total change in shares	(406,032)	3,806,094

The accompanying notes are an integral part of these financial statements.

148	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

	Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$10.22	0.09	(0.05)	0.04	(0.11)	(0.11)	–	$10.15	0.43%		$60,155,853	0.83%	0.92%	0.94%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	–	$10.22	2.57%		$57,699,603	0.85%	1.61%	0.95%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%		$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%		$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	(0.37)	–	$9.97	4.86%		$796,804	0.70%	3.59%	0.80%	37.81%

Class C Shares
Year Ended October 31, 2011 (d)	$10.23	0.05	(0.06)	(0.01)	(0.07)	(0.07)	–	$10.15	(0.14%	)	$8,374,376	1.30%	0.45%	1.41%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	–	$10.23	2.18%		$6,731,059	1.30%	1.12%	1.40%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%		$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%		$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	(0.32)	–	$9.99	4.47%		$39,914	1.21%	3.12%	1.31%	37.81%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$10.23	0.12	(0.06)	0.06	(0.14)	(0.14)	–	$10.15	0.61%		$3,186,840	0.55%	1.20%	0.66%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	–	$10.23	3.00%		$801,159	0.55%	2.14%	0.65%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%		$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%		$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	(0.36)	–	$9.98	4.81%		$844,382	0.85%	3.44%	0.95%	37.81%

Service Class Shares
Year Ended October 31, 2011 (d)	$10.22	0.08	(0.06)	0.02	(0.10)	(0.10)	–	$10.14	0.24%		$29,915,131	0.92%	0.83%	1.03%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	–	$10.22	2.48%		$41,327,727	0.94%	1.74%	1.04%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%		$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%		$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	(0.40)	–	$9.98	5.22%		$56,176,559	0.44%	3.88%	0.54%	37.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	149

Notes to Financial Statements

October 31, 2011

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by a Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2011, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Fund (“Nationwide”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

At the close of business on February 25, 2011, Nationwide Large Cap Value Fund merged into Nationwide Fund (See Note 10).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which quotations are not readily available are valued at fair value, in accordance with the procedures described below. U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

150	Annual Report 2011

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of a Fund’s investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value, and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

2011 Annual Report	151

Notes to Financial Statements (Continued)

October 31, 2011

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

Nationwide

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$698,833,317	$—	$—	$698,833,317
Mutual Fund	11,629,212	—	—	11,629,212
Total	$710,462,529	$—	$—	$710,462,529

Growth

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$142,027,082	$—	$—	$142,027,082
Mutual Fund	2,807,910	—	—	2,807,910
Total	$144,834,992	$—	$—	$144,834,992

International Value

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$840,084	$—	$—	$840,084
Automobiles	—	1,067,510	—	1,067,510
Beverages	—	3,151,031	—	3,151,031
Building Products	—	1,173,429	—	1,173,429
Capital Markets	—	1,130,886	—	1,130,886
Chemicals	—	3,239,548	—	3,239,548
Commercial Banks	1,921,874	10,355,259	—	12,277,133
Construction & Engineering	—	1,731,974	—	1,731,974
Construction Materials	—	1,256,118	—	1,256,118
Diversified Financial Services	—	917,263	—	917,263
Diversified Telecommunication Services	—	2,721,073	—	2,721,073
Electric Utilities	—	4,096,621	—	4,096,621
Food & Staples Retailing	—	3,335,238	—	3,335,238
Food Products	—	2,749,893	—	2,749,893
Health Care Providers & Services	—	2,105,096	—	2,105,096
Industrial Conglomerates	—	1,511,958	—	1,511,958
Insurance	—	6,210,934	—	6,210,934
Leisure Equipment & Products	—	1,311,647	—	1,311,647
Machinery	—	3,787,121	—	3,787,121
Media	—	1,701,362	—	1,701,362
Metals & Mining	1,619,648	4,094,298	—	5,713,946
Oil, Gas & Consumable Fuels	4,794,706	5,444,404	—	10,239,110
Personal Products	—	1,394,721	—	1,394,721
Pharmaceuticals	—	3,377,018	—	3,377,018
Professional Services	—	1,394,644	—	1,394,644
Real Estate Management & Development	—	767,263	—	767,263
Semiconductors & Semiconductor Equipment	—	3,080,450	—	3,080,450
Software	—	3,195,379	—	3,195,379
Tobacco	—	2,672,606	—	2,672,606

152	Annual Report 2011

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Trading Companies & Distributors	$—	$3,005,672	$—	$3,005,672
Wireless Telecommunication Services	—	3,814,154	—	3,814,154
Total Common Stocks	$9,176,312	$85,794,570	$—	$94,970,882
Mutual Fund	887,657	—	—	887,657
Preferred Stock	—	2,192,720	—	2,192,720
Right	—	123,860	—	123,860
Total	$10,063,969	$88,111,150	$—	$98,175,119

U.S. Small Cap Value

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$830,831	$1,260	$—	$832,091
Air Freight & Logistics	198,049	—	—	198,049
Airlines	283,835	—	—	283,835
Auto Components	349,260	—	—	349,260
Beverages	279,126	—	—	279,126
Biotechnology	67,861	—	—	67,861
Building Products	470,407	—	—	470,407
Capital Markets	930,652	1	—	930,653
Chemicals	1,672,880	—	—	1,672,880
Commercial Banks	5,553,906	—	—	5,553,906
Commercial Services & Supplies	1,165,826	—	—	1,165,826
Communications Equipment	1,262,537	—	—	1,262,537
Computers & Peripherals	257,268	—	—	257,268
Construction & Engineering	1,093,918	—	—	1,093,918
Construction Materials	53,570	—	—	53,570
Consumer Finance	389,383	—	—	389,383
Containers & Packaging	372,325	—	—	372,325
Distributors	61,106	—	—	61,106
Diversified Consumer Services	390,681	—	—	390,681
Diversified Financial Services	634,795	—	—	634,795
Diversified Telecommunication Services	88,312	—	—	88,312
Electrical Equipment	686,512	—	—	686,512
Electronic Equipment, Instruments & Components	2,175,469	—	—	2,175,469
Energy Equipment & Services	2,657,890	—	—	2,657,890
Food & Staples Retailing	628,419	—	—	628,419
Food Products	1,527,218	—	—	1,527,218
Health Care Equipment & Supplies	1,462,490	—	—	1,462,490
Health Care Providers & Services	1,735,306	—	—	1,735,306
Health Care Technology	41,065	—	—	41,065
Hotels, Restaurants & Leisure	1,335,604	—	—	1,335,604
Household Durables	1,682,953	—	—	1,682,953
Household Products	65,615	—	—	65,615
Independent Power Producers & Energy Traders	237,675	—	—	237,675
Industrial Conglomerates	44,401	—	—	44,401
Information Technology Services	524,462	—	—	524,462
Insurance	6,053,682	—	—	6,053,682
Internet & Catalog Retail	31,136	—	—	31,136
Internet Software & Services	789,083	—	—	789,083

2011 Annual Report	153

Notes to Financial Statements (Continued)

October 31, 2011

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Leisure Equipment & Products	$163,929	$—	$—	$163,929
Life Sciences Tools & Services	209,508	—	—	209,508
Machinery	1,946,466	—	—	1,946,466
Marine	374,082	—	—	374,082
Media	2,045,691	—	—	2,045,691
Metals & Mining	1,689,741	—	—	1,689,741
Multiline Retail	593,263	—	—	593,263
Oil, Gas & Consumable Fuels	3,328,660	—	—	3,328,660
Paper & Forest Products	981,430	—	—	981,430
Personal Products	142,170	—	—	142,170
Pharmaceuticals	322,553	—	—	322,553
Professional Services	550,227	—	—	550,227
Real Estate Management & Development	75,441	—	—	75,441
Road & Rail	739,854	—	—	739,854
Semiconductors & Semiconductor Equipment	1,667,731	—	—	1,667,731
Software	286,724	—	—	286,724
Specialty Retail	3,193,312	—	—	3,193,312
Textiles, Apparel & Luxury Goods	619,549	—	—	619,549
Thrifts & Mortgage Finance	1,784,785	2,927	—	1,787,712
Tobacco	150,015	—	—	150,015
Trading Companies & Distributors	904,505	—	—	904,505
Water Utilities	21,450	—	—	21,450
Wireless Telecommunication Services	227,907	—	—	227,907
Total Common Stocks	$60,104,501	$4,188	$—	$60,108,689
Mutual Fund	156,309	—	—	156,309
Repurchase Agreements	—	3,121,223	—	3,121,223
Right	—	19	—	19
Total	$60,260,810	$3,125,430	$—	$63,386,240

Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$968,298	$—	$968,298
Collateralized Mortgage Obligations	—	16,099,771	—	16,099,771
Commercial Mortgage Backed Securities	—	5,254,257	—	5,254,257
Corporate Bonds	—	41,790,258	—	41,790,258
Municipal Bonds	—	2,182,836	—	2,182,836
Mutual Fund	789,111	—	—	789,111
U.S. Government Mortgage Backed Agencies	—	4,309,129	—	4,309,129
U.S. Government Sponsored & Agency Obligation	—	4,024,376	—	4,024,376
U.S. Treasury Bonds	—	8,427,679	—	8,427,679
U.S. Treasury Note	—	2,759,180	—	2,759,180
Yankee Dollar	—	806,296	—	806,296
Total	$789,111	$86,622,080	$—	$87,411,191

154	Annual Report 2011

Enhanced Income

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$70,855,150	$—	$70,855,150
Collateralized Mortgage Obligations	—	53,067,241	—	53,067,241
Commercial Mortgage Backed Securities	—	12,299,289	—	12,299,289
Corporate Bonds	—	92,469,611	—	92,469,611
Mutual Fund	14,954,471	—	—	14,954,471
U.S. Government Mortgage Backed Agencies	—	1,229,154	—	1,229,154
U.S. Government Sponsored & Agency Obligations	—	5,127,188	—	5,127,188
U.S. Treasury Note	—	5,011,135	—	5,011,135
Total	$14,954,471	$240,058,768	$—	$255,013,239
Government Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$8,811,457	$—	$8,811,457
Mutual Fund	5,438,734	—	—	5,438,734
Sovereign Bond	—	7,535,358	—	7,535,358
U.S. Government Mortgage Backed Agencies	—	67,947,794	—	67,947,794
U.S. Government Sponsored & Agency Obligations	—	19,258,949	—	19,258,949
U.S. Treasury Bond	—	10,293,752	—	10,293,752
U.S. Treasury Notes	—	14,612,085	—	14,612,085
Total	$5,438,734	$128,459,395	$—	$133,898,129

Money Market

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$20,000,000	$—	$20,000,000
Certificates of Deposit	—	220,000,000	—	220,000,000
Commercial Paper	—	1,263,421,694	—	1,263,421,694
Corporate Bond	—	10,000,000	—	10,000,000
Municipal Bond	—	30,300,000	—	30,300,000
Mutual Funds	191,071,719	—	—	191,071,719
U.S. Government Sponsored & Agency Obligations	—	119,991,211	—	119,991,211
U.S. Treasury Note	—	20,007,062	—	20,007,062
Total	$191,071,719	$1,683,719,967	$—	$1,874,791,686

Short Duration Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$21,158,554	$—	$21,158,554
Collateralized Mortgage Obligations	—	14,881,299	—	14,881,299
Commercial Mortgage Backed Securities	—	3,882,886	—	3,882,886
Corporate Bonds	—	36,986,999	—	36,986,999

2011 Annual Report	155

Notes to Financial Statements (Continued)

October 31, 2011

Asset Type*	Level 1	Level 2	Level 3	Total
Assets (continued)
Municipal Bond	$—	$672,222	$—	$672,222
Mutual Fund	3,819,463	—	—	3,819,463
Sovereign Bond	—	582,858	—	582,858
U.S. Government Mortgage Backed Agencies	—	3,891,306	—	3,891,306
U.S. Government Sponsored & Agency Obligations	—	9,460,884	—	9,460,884
U.S. Treasury Notes	—	5,818,951	—	5,818,951
Total	$3,819,463	$97,335,959	$—	$101,155,422

*	See Statement of Investments for identification of Fund investments by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following table provides a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

U.S. Small Cap Value

	Common Stocks	Total
Balance as of 10/31/10	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	(105)	(105)
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	105	105
Transfers Out of Level 3	—	—
Balance as of 10/31/11	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 10/31/11	$(105)	$(105)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. The Fund recognizes transfers between levels during the fiscal period in which a change in valuation inputs occurs. The Level 3 common stock investments presented above include a common stock, valued at $105 as of October 31, 2010, that was transferred from Level 1 to Level 3 during the year ended October 31, 2011. This transfer occurred because the investment was no longer valued on a daily basis by the Fund’s pricing vendor. The investment is currently being fair valued daily by the Fund under procedures approved by the Board of Trustees. As of October 31, 2011, the investment is valued at $0.

For the year ended October 31, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2011, Money Market had an overdrawn cash balance of $1,909 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Value engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange

156	Annual Report 2011

to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

International Value is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/ (depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward and foreign currency contracts.”

At October 31, 2011, International Value had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments as of October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011

International Value

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended October 31, 2011

Realized Gain/(Loss):	Total
Forward foreign currency contracts
Currency risk	$(148,133)

Total	$(148,133)

International Value

Unrealized Appreciation/(Depreciation):	Total
Forward foreign currency contracts
Currency risk	$181,900

Total	$181,900

2011 Annual Report	157

Notes to Financial Statements (Continued)

October 31, 2011

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended October 31, 2011.

(e)	Repurchase Agreements

During the year ended October 31, 2011, Nationwide, International Value, and U.S. Small Cap Value entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

At October 31, 2011, Nationwide and International Value held no repurchase agreements. At October 31, 2011, U.S. Small Cap Value held repurchase agreements with an aggregate value of $3,121,223.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, Nationwide, International Value, and U.S. Small Cap Value lent their portfolio securities, up to 33  1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At October 31, 2011, Nationwide and International Value had no portfolio securities on loan. At October 31, 2011, U.S. Small Cap Value had portfolio securities on loan with an aggregate value of $2,918,718 collateralized by repurchase agreements with an aggregate value of $3,121,223.

158	Annual Report 2011

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Enhanced Income, Government Bond, Money Market, and Short Duration Bond, and are declared and paid quarterly for Nationwide, Growth, International Value, and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2011 are primarily attributable to adjustments for litigation income, distribution redesignations, distributions in excess of current earnings, net operating losses, paydown gains and losses, foreign currency gains and losses, merger transactions, Passive Foreign Investment Company unreversed inclusions (“PFICs”), capital loss carryforward expiration, and return of capital. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

Each Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Funds undertake an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s taxable years 2008 to 2011 remains subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several tax provisions related to

2011 Annual Report	159

Notes to Financial Statements (Continued)

October 31, 2011

Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to file amended Forms 1099. The Modernization Act is effective for taxable years beginning after December 22, 2010.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected the subadviser(s) of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser. The subadvisers for each Fund are as follows:

Fund	Subadviser
Nationwide	Aberdeen Asset Management, Inc. Diamond Hill Capital Management, Inc.
Growth	Turner Investment Partners, Inc.
International Value	UBS Global Asset Management (Americas), Inc.(a)
U.S. Small Cap Value	Dimensional Fund Advisors L.P.
Bond	Nationwide Asset Management, LLC (“NWAM”)(b)
Enhanced Income	Morley Capital Management, Inc. (“MCM”)
Government Bond	NWAM(b)
Money Market	Federated Investment Management Company
Short Duration Bond	MCM
(a)	Prior to July 19, 2011, AllianceBernstein L.P. was subadviser for International Value.

(b)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2011, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
International Value	All Assets	0.85%
U.S. Small Cap Value	All Assets	0.95%

160	Annual Report 2011

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $4,609,945, of which $388,589 was paid to an affiliated subadviser, for the year ended October 31, 2011.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 29, 2012.

Fund	Classes	Amount (annual rate)
Growth	All Classes	1.12	%(a)
International Value	All Classes	1.00%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.75%
Enhanced Income	All Classes	0.45%
Money Market	Prime Institutional Class Service Class(b)	0.59 0.59 0.59	% % %
Short Duration Bond	All Classes	0.55%
(a)	Pursuant to an Amendment to the Expense Limitation Agreement, the expense limitation that applies to Growth, effective January 1, 2012, will be reduced to 0.65% until at least February 28, 2013.

(b)	In addition, with respect to Service Class Shares, Money Market’s operating expenses are limited to 0.75%, including the class’s Rule 12b-1 fees and fees paid pursuant to the Trust’s Administrative Service Plan until at least February 29, 2012.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived

2011 Annual Report	161

Notes to Financial Statements (Continued)

October 31, 2011

the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ended October 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of October 31, 2011, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Total
Growth	N/A	$2	N/A	$2
International Value	$17,085	54,511	$47,795	119,391
U.S. Small Cap Value	83,922	110,290	120,484	314,696
Bond	58,134	90,267	110,319	258,720
Enhanced Income	34,196	116,715	33,073	183,984
Money Market	188	1,160	N/A	1,348
Short Duration Bond	125,533	75,796	109,309	310,638

N/A — Not Applicable

During the year ended October 31, 2011, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2011, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $88,646 for Nationwide and $42,730 for Growth, for which NFA shall not be entitled to later seek recoupment. Effective July 1, 2011, NFA had agreed to waive an amount of its advisory fee for Growth equal to 0.04% per annum, calculated monthly based on Growth’s average daily net assets. Originally, this agreement would have been effective until June 30, 2012. However, effective January 1, 2012, both the fee waiver agreement and the Expense Limitation Agreement will be replaced by an Amendment to the Expense Limitation Agreement that will reduce the expense limitation of Growth to 0.65% until at least February 28, 2013.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund

162	Annual Report 2011

shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2011, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $3,578.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Nationwide	0.25%	1.00%	1.00%	0.50%	N/A
Growth	0.25%	1.00%	1.00%	0.50%	N/A
International Value	0.25%	N/A	1.00%	N/A	N/A
U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A
Bond	0.25%	1.00%	1.00%	0.50%	N/A
Enhanced Income	0.25%	N/A	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	1.00%	0.50%	N/A
Money Market	N/A	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from, and are not included in, proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2011, NFD received commissions of $430,215 from front-end sales charges of Class A and Class D shares and from CDSCs from Class B and Class C shares of the Funds, of which $155,945 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2, Prime, Institutional Service Class, and Service Class shares of each of the Funds.

2011 Annual Report	163

Notes to Financial Statements (Continued)

October 31, 2011

For the year ended October 31, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Nationwide	$438,342
Growth	1,518
International Value	278,107
U.S. Small Cap Value	123,194
Bond	37,042
Enhanced Income	2,106
Government Bond	136,448
Money Market	737,445
Short Duration Bond	61,145

During the year ended October 31, 2011, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $3,338,240. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $7,411. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $737,445. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of October 31, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Nationwide	39.55%
Growth	5.85
International Value	99.64
U.S. Small Cap Value	95.91
Bond	34.02
Enhanced Income	86.99
Government Bond	61.98
Money Market	92.29
Short Duration Bond	18.66

4.  Redemption Fees

The Funds (except for Enhanced Income and Money Market) assess a 2.00% redemption fee on shares that are sold or exchanged within the minimum holding period, which is 90 calendar days from the date of purchase for International Value and U.S. Small Cap Value; 30 calendar days for Nationwide and Growth; and seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, is paid directly to the applicable Fund and is intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus

164	Annual Report 2011

accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the year ended October 31, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amounts
Nationwide	$7,724
Growth	2,017
International Value	961
U.S. Small Cap Value	2,305
Bond	4,104
Enhanced Income	N/A
Government Bond	186
Money Market	N/A
Short Duration Bond	1,984

N/A — Not Applicable

For the year ended October 31, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amounts
Nationwide	$16,152
Growth	3,442
International Value	503
U.S. Small Cap Value	182
Bond	1
Enhanced Income	N/A
Government Bond	4
Money Market	N/A
Short Duration Bond	3,250

N/A — Not Applicable

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.10% per year on $90,000,000 effective through July 20, 2011, and 0.08% per year on $90,000,000 effective July 21, 2011. Three other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2011.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits

2011 Annual Report	165

Notes to Financial Statements (Continued)

October 31, 2011

for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2011, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide	$189,970,275	$366,202,590
Growth	263,179,315	276,973,618
International Value	140,330,550	152,712,718
U.S. Small Cap Value	33,362,109	9,083,532
Bond	48,145,693	52,197,413
Enhanced Income	183,511,991	168,322,231
Government Bond	154,302,571	165,313,952
Short Duration Bond	86,745,001	88,834,711

For the year ended October 31, 2011, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales
Bond	$21,730,093	$25,499,535
Government Bond	104,188,653	150,234,024
Money Market	20,092,161	55,000,000
Short Duration Bond	24,775,719	45,844,628

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in

166	Annual Report 2011

securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of October 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide	29.27%	2
Growth	N/A	N/A
International Value	84.84	2
U.S. Small Cap Value	85.64	2
Bond	17.82	1
Enhanced Income	86.65	4
Government Bond	51.98	2
Money Market	67.40	2
Short Duration Bond	27.18	2

N/A — Not Applicable

10.  Merger

At close of business on February 25, 2011, Nationwide Fund acquired all of the net assets of Nationwide Large Cap Value Fund, a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on September 14, 2010, and by shareholders of Nationwide Large Cap Value Fund at a meeting held on February 16, 2011. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of 1,149,071 shares of Nationwide Fund, valued at $16,487,829, for the assets of Nationwide Large Cap Value Fund. The investment portfolio of Nationwide Large Cap Value Fund, with a fair value and identified cost of $16,365,486 and $13,173,219, respectively at February 25, 2011, was the principal asset acquired by Nationwide Fund. The net assets of Nationwide Fund immediately before the acquisition were $866,646,270. The combined net assets of Nationwide Fund immediately following the acquisition were $883,134,083. For financial reporting purposes, assets received and shares issued by Nationwide Fund were recorded at fair current values; however, the cost basis of the investments received was carried forward to align ongoing reporting of Nationwide Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

2011 Annual Report	167

Notes to Financial Statements (Continued)

October 31, 2011

The following pro forma information for the year ended October 31, 2011 is provided as though the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund:

—	Net investment income $10,594,726;
—	Net gain on investments $72,703,403;
—	Net change in unrealized appreciation/(depreciation) $49,022,282; and
—	Net increase in net assets resulting from operations $59,617,008.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Nationwide Large Cap Value Fund that have been included in the Fund’s Statement of Operations since February 25, 2011.

11.  New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowing. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IRFSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities must disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the sensitivity of the fair value measurement to changes in the unobservable inputs, and the interrelationships between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds financial statement disclosures.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide	$5,999,927	$—	$5,999,927	$—	$5,999,927
Growth	102,538	—	102,538	—	102,538
International Value	3,466,998	—	3,466,998	—	3,466,998
U.S. Small Cap Value	—	—	—	—	—
Bond	3,196,086	1,342,551	4,538,637	—	4,538,637
Enhanced Income	3,543,114	—	3,543,114	—	3,543,114
Government Bond	7,466,707	1,663,453	9,130,160	—	9,130,160
Money Market	15,960	—	15,960	—	15,960
Short Duration Bond	1,063,123	—	1,063,123	—	1,063,123

Amounts designated as “—” are zero or have been rounded to zero.

168	Annual Report 2011

The tax character of distributions paid during the year ended October 31, 2010 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide	$5,978,250	$—	$5,978,250	$—	$5,978,250
Growth	192,187	—	192,187	—	192,187
International Value	1,979,120	—	1,979,120	—	1,979,120
U.S. Small Cap Value	—	—	—	28,205	28,205
Bond	3,699,148	—	3,699,148	—	3,699,148
Enhanced Income	4,927,029	—	4,927,029	—	4,927,029
Government Bond	5,947,596	1,312,025	7,259,621	—	7,259,621
Money Market	3,002	—	3,002	—	3,002
Short Duration Bond	1,681,862	—	1,681,862	—	1,681,862

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Nationwide	$3,025,594	$—	$3,025,594	$—	$(314,569,473)	$56,212,829	$(255,331,050)
Growth	—	—	—	—	(21,638,668)	12,601,666	(9,037,002)
International Value	2,347,920	—	2,347,920	—	(53,746,154)	(14,909,110)	(66,307,344)
U.S. Small Cap Value	—	1,663,614	1,663,614	—	—	(4,283,174)	(2,619,560)
Bond	585,101	1,504,535	2,089,636	(269,769)	—	3,333,744	5,153,611
Enhanced Income	25,720	—	25,720	(277,745)	(6,553,382)	(447,565)	(7,252,972)
Government Bond	3,017,590	450,937	3,468,527	(259,100)	—	3,691,477	6,900,904
Money Market	—	—	—	—	(1,639,841)	—	(1,639,841)
Short Duration Bond	—	—	—	(88,140)	(2,767,998)	586,528	(2,269,610)

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax basis distributions payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales, PFICs, Return of Capital, and non-taxable dividends.

2011 Annual Report	169

Notes to Financial Statements (Continued)

October 31, 2011

As of October 31, 2011, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide	$654,250,007	$78,840,756	$(22,628,234)	$56,212,522
Growth	132,233,326	16,049,755	(3,448,089)	12,601,666
International Value	113,077,085	2,283,167	(17,185,133)	(14,901,966)
U.S. Small Cap Value	67,669,414	7,146,645	(11,429,819)	(4,283,174)
Bond	84,077,447	4,382,260	(1,048,516)	3,333,744
Enhanced Income	255,460,804	419,534	(867,099)	(447,565)
Government Bond	130,206,652	3,856,462	(164,985)	3,691,477
Money Market	1,874,791,686	—	—	—
Short Duration Bond	100,568,894	779,153	(192,625)	586,528

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2011, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Fund	Amount	Expires
Nationwide	$105,090,315	2016
Nationwide	206,436,184	2017
Growth	21,638,668	2017
International Value	7,287,982	2016
International Value	40,125,490	2017
International Value	3,059,470	2018
International Value	3,273,212	2019
Enhanced Income	1,507,694	2012
Enhanced Income	688,792	2014
Enhanced Income	603,783	2016
Enhanced Income	1,323,888	2017
Enhanced Income	922,109	2018
Enhanced Income	1,507,116	2019
Money Market	782	2012
Money Market	1,927	2013
Money Market	1,715	2014
Money Market	1,362	2015
Money Market	1,634,055	2016
Short Duration Bond	327,157	2012
Short Duration Bond	1,446,234	2013
Short Duration Bond	798,570	2014
Short Duration Bond	60,208	2015
Short Duration Bond	135,829	2016

170	Annual Report 2011

As of October 31, 2011, for federal income tax purposes, Nationwide has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires
Nationwide Large Cap Value Fund	$3,042,974	2015

During the year ended October 31, 2011, for federal income tax purposes, the following Funds utilized capital loss carryforwards to offset capital gains:

Fund	Amount
Nationwide	$61,559,033
Growth	16,583,767
U.S. Small Cap Value	485,779
Money Market	169
Short Duration Bond	10,605

During the year ended October 31, 2011, Enhanced Income had $952,689 in capital loss carryforwards that expired, and are no longer eligible to offset future capital gains, if any.

13.  Subsequent Events

Effective November 30, 2011, Growth began to offer Institutional Service Class shares.

2011 Annual Report	171

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Fund, Nationwide Growth Fund, Nationwide International Value Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide Money Market Fund and Nationwide Short Duration Bond Fund (nine series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 22, 2011

172	Annual Report 2011

Supplemental Information

October 31, 2011 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the taxable year ended October 31, 2011, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Nationwide	100%
Growth	67.52%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Bond	$1,342,551
Government Bond	1,663,453

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2011, the foreign source income for each Fund was as follows:

Fund	Amount
International Value	$3,867,011

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2011, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Value	$348,766	$0.0197

2011 Annual Report	173

Management Information

October 31, 2011

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of
Dentsply
International, Inc. (dental products),
Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

174	Annual Report 2011

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2011 Annual Report	175

Management Information (Continued)

October 31, 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

176	Annual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Kevin Grether 1970	Interim Chief Compliance Officer since August 2011	Mr. Grether is Chief Compliance Officer of Nationwide Asset Management LLC, an SEC-registered investment adviser, since April 2007, and an Associate Vice President of Nationwide Mutual Insurance Company since February 2009[4]. From 2005 until April 2007, Mr. Grether was a compliance professional with Nationwide Financial Services, Inc[4]. Mr. Grether became the Interim Chief Compliance Officer of NFA in August 2011.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2011 Annual Report	177

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

AR-CORE 12/11

Nationwide Mutual Funds

AnnualReport

October 31, 2011

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

AnnualReport

October 31, 2011

Contents

1	Message to Shareholders
5	Summary of Market Environment

Index Funds
7	Nationwide Bond Index Fund
47	Nationwide International Index Fund
77	Nationwide Mid Cap Market Index Fund
94	Nationwide S&P 500 Index Fund
115	Nationwide Small Cap Index Fund

148	Notes to Financial Statements

169	Report of Independent Registered Public Accounting Firm

170	Supplemental Information

171	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide. com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

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left blank

Message to Shareholders

October 31, 2011

Dear Shareholder,

Mark Twain astutely observed, “Climate is what we expect, weather is what we get.” Stormy, volatile weather has plagued the global economy during the 12-month reporting period ended
October 31, 2011. Like the recent surprise October snowstorm in the mid-Atlantic and northeastern regions of the United States, wild economic conditions now have many investors expecting the unexpected.

The good news is that while we can’t control the external state of economic affairs, we can take charge of how we proactively plan for whatever may happen. Nationwide Mutual Funds takes a long-term, outcome-based approach to providing investment solutions designed to shepherd investors through all types of economic environments. The Funds offer careful asset allocation, diversification and prudent risk management to help you and your investment professional, rain or shine.

It’s true that the global economy faces unprecedented
challenges, including the European debt crisis, unresolved U.S. fiscal policy, and lackluster consumer confidence. However, it’s important for investors to see beyond the ups and downs of day-to-day headlines and instead focus on maintaining a forward-looking investment plan that is strategic and robust.

As 2011 comes to a close and we begin 2012, we hope that market conditions will provide support for stronger growth and less volatility. But, if unpredictability persists, you can be confident that at Nationwide Mutual Funds we have the foundation, experience and dedication needed to serve you as you pursue your future investment goals.

Thank you for choosing to invest in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Annual Report

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at
nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of
any Fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Nationwide International Index Fund (the Fund) is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Principal Risks

Nationwide Bond Index Fund — The Fund seeks to match the performance of an index. The Fund is subject to interest rate risk. The Fund is subject to the same credit and liquidity risk, prepayment and call risk, extension risk, and mortgage-backed securities risk associated with the underlying bonds owned by the Fund. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund also is subject to foreign securities risk and portfolio turnover risk.

Nationwide International Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. This Fund also is subject to risks associated with investing in foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Nationwide Mid Cap Market Index Fund — The Fund seeks to match the performance of an index.
Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. The Fund also is subject to risks associated with investing in stocks of mid-sized companies.

Nationwide S&P 500 Index Fund — The Fund seeks to
match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk.

Nationwide Small Cap Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and

2

Annual Report 2011

redemptions. Investments in this Fund are subject to stock market risk. The Fund is subject to risks associated with investing in stocks of small companies.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (Service Class shares for the Nationwide S&P 500 Index Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds
Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S.
dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill
Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An
unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE
NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of

2011 Annual Report

3

Important Disclosures (Continued)

three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

MSCI
EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets IndexSM: An unmanaged,
free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the
performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell
3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies.

Sales Charge and Fee Information

—

Nationwide International Index Fund

—

Nationwide Mid Cap Market Index Fund

—

Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, each Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—

Nationwide Bond Index Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—

Nationwide S&P 500 Index Fund

Service Class shares have no sales charge and a 0.15% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial
Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company
(95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of
Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

4

Annual Report 2011

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October
31, 2011.

In November 2010, the U.S. stock market barely posted a gain due to investors’ concerns about Europe’s sovereign debt crisis, tightening monetary policy in China and potential fiscal debt problems within the United States stemming from the government’s economic stimulus policies. The market finished the fourth quarter of 2010 with a gain, however, due mostly to positive corporate earnings and improved consumer sentiment.

The U.S. stock market got off to a strong start in January
2011, but volatility soon returned during the first quarter of 2011, mainly caused by a devastating earthquake and tsunami in Japan, as well as by conflicts in the Middle East, which prompted oil prices to rise. Despite the numerous crises confronting investors, the Standard & Poor’s 500® (S&P 500) Index posted a positive return for the first quarter of 2011. While the rate of unemployment within the United States remained high, the job market began to show signs of life, as did mergers-and-acquisitions activity during the first quarter of 2011. Further, fourth-quarter 2010 gross domestic product (GDP) published during the first quarter of 2011 was 3.1%, which put the U.S. economy squarely into expansion territory.

The
second quarter of 2011 saw many of the same problems that had occurred in the spring of 2010. U.S. stock market security prices experienced abrupt erratic movements as Greece’s debt crisis loomed. In addition, investors grew fearful about a direct shift from economic expansion to recession in China and the possible impact on the global economy as that country sought to improve its housing market. Investors also were fearful about the growth potential of the U.S. economy as the U.S.
Federal Reserve Board’s Quantitative Easing 2 (QE2) program came to an end and politicians debated the pros and cons of raising the U.S. debt ceiling. The U.S. stock market ended flat for the second quarter of 2011, but had been a wild roller-coaster ride for investors from beginning to end.

Equity volatility continued into the third quarter of 2011 as the sovereign debt crisis dominated headline news. Fears of a recession spread globally, including concerns about a double-dip recession fueled by softer global economic data, political issues in both the United States and Europe, and the fear of contagion if Greece defaulted on its outstanding debt. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), spiked during the third quarter of 2011; a number of market indexes rose and fell by more than 3% on many trading days during the third quarter. In addition, individual stocks stopped trading based on company fundamentals and were instead trading based on headlines about the broad economy.

Notably during the third quarter of 2011, Standard & Poor’s downgraded the AAA debt of the United States to AA+ for the first time in the ratings agency’s history. Equity markets continued to decline after the downgrade, and a flight to quality ensued. U.S. interest rates declined and gold reached a record high of $1,877 per troy ounce during the third quarter. The S&P 500 Index posted a negative return for the third quarter.

The Federal Reserve made two important announcements during the third quarter of 2011. It committed to keeping the federal funds rate low through mid-2013 and it announced “Operation Twist,” a Fed initiative to extend the average maturity of its Treasury holdings and resume purchasing Agency mortgage-backed securities. These actions were an attempt to flatten the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and entice investors into riskier assets.

For the annual reporting period ended October 31, 2011, large-capitalization U.S. equities, as measured by the S&P 500 Index, returned 8.09%. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400® (S&P 400)
Index, returned 8.55%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 6.71%.

International stocks and international emerging market stocks declined during the annual reporting period ended October 31,
2011. International stocks, as measured by the MSCI EAFE®) Index, registered -4.08%. Emerging market stocks, as measured by the MSCI Emerging Markets IndexSM, registered
-9.97%.

The fixed-income markets were dominated by three themes during the annual reporting period: a sustained high rate of U.S. unemployment, an anemic housing market, and a ballooning budget deficit. While spread product (non-government higher-yielding

2011 Annual Report

5

Summary of Market Environment (Continued)

securities) did well during the first half of the reporting period, this asset class suffered during the second half as concerns emerged about the global economy, prompting investors’ flight to quality. The yield curve flattened during the reporting period as a result. Interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), as investors sought the safe haven of U.S. Treasuries.
High-yield spreads widened during the reporting period and ended up well above their historical median level. High-yield default rates, however, remained at historic lows.

For the annual reporting period ended October 31, 2011, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 5.00%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 3.32%, while the BofAML 10+ Year US Corporate Index returned 12.95% for the same time period. The high-yield market outperformed investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index returning 5.16% for the reporting period.
Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 4.54% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 10.16% for the reporting period.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Despite the potential for short-term setbacks, we are optimistic about the long-term outlook for global markets and the U.S. economy.

6

Annual Report 2011

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital (BARCAP) U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2011, the Nationwide Bond Index Fund (Class A at NAV) returned 4.36% versus 5.00% for its benchmark, the BARCAP U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 160 funds as of October 31, 2011) was 5.09% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All four
sectors within the BARCAP U.S. Aggregate Bond Index (the Index) posted positive returns during the reporting period. The top-performing sector of the Index was corporate bonds, which returned 6.14%, followed by U.S. Treasury Bonds, which returned
5.27%.

What areas of investment detracted from Fund performance?

The weakest sector of the Index was government-related securities, which returned 3.87%, followed by securitized securities, with 4.52%.

Subadviser:

BlackRock Investment Management,
LLC

Portfolio Managers:

Scott
Radell, Lee Sterne and Karen Uyehara

2011 Annual Report

7

Fund Performance

Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2011)

1 Yr.

5 Yr.

10 Yr.

Class A

w/o SC1

4.36%

5.66%

4.73%

w/SC2

(1.67)%

4.42%

4.10%

Class B

w/o SC1

3.63%

5.01%

4.09%

w/SC3

(1.37)%

4.68%

4.09%

Class C4

w/o SC1

3.72%

5.02%

4.10%

w/SC5

2.72%

5.02%

4.10%

Institutional Class[6]

4.68%

6.06%

5.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]
These returns do not reflect the effects of sales charges (SC).

[2]
A 5.75% front-end sales charge was deducted.

[3]
  A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from
December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[5]
  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]
  Not subject to any sales charges.

Expense Ratios

Expense Ratio*

Class A

0.69
%

Class B

1.31
%

Class C

1.31
%

Institutional Class

0.31
%

*
Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

8

Annual Report 2011

Fund Performance

Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)
Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report

9

  Shareholder   Expense
Example

Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a
$1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through
October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense
Analysis of a $1,000 Investment

October 31, 2011

Nationwide Bond Index Fund

Beginning Account Value ($) 05/01/11

Ending Account Value ($) 10/31/11

Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]

Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]

Class A Shares

Actual

1,000.00

1,046.10

3.46

0.67

Hypothetical
[b]

1,000.00

1,021.83

3.41

0.67

Class B Shares

Actual

1,000.00

1,043.00

6.54

1.27

Hypothetical
[b]

1,000.00

1,018.80

6.46

1.27

Class C Shares

Actual

1,000.00

1,043.80

6.54

1.27

Hypothetical
[b]

1,000.00

1,018.80

6.46

1.27

Institutional Class Shares

Actual

1,000.00

1,048.30

1.39

0.27

Hypothetical
[b]

1,000.00

1,023.84

1.38

0.27

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]
Represents the hypothetical 5% return before expenses.

10

Annual Report 2011

  Portfolio Summary
October 31, 2011

Nationwide Bond Index Fund

Asset Allocation

U.S. Government Mortgage Backed Agencies

32.0
%

U.S. Treasury Notes

27.4
%

Corporate Bonds

21.1
%

U.S. Treasury Bonds

5.9
%

U.S. Government Sponsored & Agency Obligations

5.6
%

Mutual Fund

5.2
%

Sovereign Bonds

2.9
%

Commercial Mortgage Backed Securities

2.0
%

Repurchase Agreement

1.0
%

Municipal Bonds

0.9
%

Yankee Dollars

0.6
%

Asset-Backed Securities

0.2
%

Liabilities in excess of other assets

(4.8
)%

100.0
%

Top Industries ††

Diversified Financial Services

3.0
%

Commercial Banks

1.7
%

Oil, Gas & Consumable Fuels

1.5
%

Electric Utilities

1.5
%

Diversified Telecommunication Services

1.2
%

Media

1.1
%

Capital Markets

1.1
%

Pharmaceuticals

0.9
%

Insurance

0.9
%

Metals & Mining

0.6
%

Other Industries*

86.5
%

100.0
%

Top Holdings ††

Fidelity Institutional Money Market Fund — Institutional Class

4.9
%

U.S. Treasury Notes, 1.38%, 02/15/13

1.6
%

U.S. Treasury Notes, 2.00%, 01/31/16

1.5
%

U.S. Treasury Notes, 1.13%, 12/15/12

1.3
%

U.S. Treasury Notes, 1.25%, 02/15/14

1.2
%

U.S. Treasury Notes, 1.00%, 08/31/16

1.2
%

Fannie Mae Pool, 5.00%, 05/01/33

1.1
%

U.S. Treasury Notes, 4.25%, 11/15/17

1.1
%

Ginnie Mae I Pool, 4.50%, 03/15/39

1.0
%

U.S. Treasury Notes, 0.13%, 09/30/13

0.9
%

Other Holdings*

84.2
%

100.0
%

††
Percentages indicated are based upon total investments as of October 31, 2011.

*
For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report

11

Statement of Investments

October 31, 2011

Nationwide Bond Index Fund

Asset-Backed Securities 0.2%

Principal Amount

Market Value

Automobile 0.1%

Ally Auto Receivables Trust, Series 2010-4, Class A4, 1.35%, 12/15/15

$
1,000,000

$
1,007,432

Credit Card 0.1%

Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18

750,000

871,810

Other 0.0%†

Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16

250,000

287,237

Total Asset-Backed Securities (cost $2,129,641)

2,166,479

Commercial Mortgage Backed Securities 2.0%

Banc of America Commercial Mortgage, Inc. Series 2005-3, Class AM, 4.73%, 07/10/43

1,000,000

1,006,330

Series 2006-6, Class A4, 5.36%, 10/10/45

600,000

634,531

Series 2007-1, Class A4, 5.45%, 01/15/49

1,630,000

1,750,256

Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41

1,384,000

1,264,655

Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.07%, 12/10/49 (a)

2,320,000

2,560,338

Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)

2,000,000

2,190,332

CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.82%, 05/15/46 (a)

1,490,000

1,582,103

GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)

2,133,000

2,242,963

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)

1,546,000

1,586,246

Series 2006-LDP7, Class A4, 5.88%, 04/15/45 (a)

1,000,000

1,112,456

Commercial Mortgage Backed Securities (continued)

Principal Amount

Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. (continued)

Series 2006-LDP9, Class A3, 5.34%, 05/15/47

$
2,000,000

$
2,109,174

Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)

300,000

273,027

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4 5.12%, 11/15/32 (a)

1,411,000

1,500,316

Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4 5.24%, 11/12/35 (a)

2,000,000

2,119,022

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 5.97%, 08/12/49 (a)

857,000

921,563

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5, 5.74%, 05/15/43 (a)

1,900,000

2,047,622

Series 2007-C33, Class A4, 5.90%, 02/15/51 (a)

1,395,000

1,483,796

Total Commercial Mortgage Backed Securities (cost $23,028,686)

26,384,730

Corporate Bonds 21.1%

Aerospace & Defense 0.4%

Boeing Co. (The), 4.88%, 02/15/20

200,000

230,883

General Dynamics Corp. 4.25%, 05/15/13

175,000

184,563

3.88%, 07/15/21

150,000

164,076

Goodrich Corp. 6.29%, 07/01/16

171,000

200,492

6.80%, 07/01/36

129,000

171,026

Honeywell International, Inc. 5.40%, 03/15/16

440,000

510,218

5.30%, 03/01/18

605,000

710,322

L-3 Communications Corp., 4.95%, 02/15/21

100,000

100,029

Lockheed Martin Corp. Series B, 6.15%, 09/01/36

196,000

239,644

5.72%, 06/01/40

150,000

175,734

Northrop Grumman Corp., 3.50%, 03/15/21

500,000

506,979

Raytheon Co. 6.40%, 12/15/18

144,000

176,452

3.13%, 10/15/20

250,000

251,945

Rockwell Collins, Inc. 4.75%, 12/01/13

205,000

218,371

5.25%, 07/15/19

70,000

81,036

United Technologies Corp. 4.88%, 05/01/15

460,000

515,835

12

Annual Report 2011

Corporate Bonds (continued)

Principal Amount

Market Value

Aerospace & Defense (continued)

United Technologies Corp. (continued)

4.50%, 04/15/20

$
250,000

$
277,311

6.13%, 07/15/38

400,000

491,003

5,205,919

Air Freight & Logistics 0.1%

United Parcel Service of America, Inc. 8.38%, 04/01/20

82,000

112,526

8.38%, 04/01/30 (b)

123,000

180,447

United Parcel Service, Inc. 3.13%, 01/15/21

400,000

416,243

6.20%, 01/15/38

205,000

272,486

981,702

Airlines 0.0%†

Southwest Airlines Co., 5.13%, 03/01/17

103,000

108,505

Auto Components 0.0%†

Johnson Controls, Inc. 4.88%, 09/15/13

123,000

131,179

1.75%, 03/01/14

400,000

403,312

4.25%, 03/01/21

100,000

104,341

638,832

Automobile 0.0%†

Daimler Finance North America LLC, 6.50%, 11/15/13

338,000

370,559

Beverages 0.5%

Anheuser-Busch Cos., Inc. 4.38%, 01/15/13

21,000

21,808

5.00%, 03/01/19

164,000

186,293

5.75%, 04/01/36

151,000

183,343

6.00%, 11/01/41

103,000

131,919

Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/19

500,000

653,680

5.38%, 01/15/20

600,000

710,300

5.00%, 04/15/20

200,000

232,167

Bottling Group LLC, 4.63%, 11/15/12

287,000

299,082

Coca-Cola Co. (The) 1.80%, 09/01/16 (c)

578,000

576,662

3.15%, 11/15/20

450,000

468,887

Diageo Capital PLC, 5.50%, 09/30/16

300,000

345,665

Diageo Finance BV, 5.30%, 10/28/15

451,000

512,757

Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29

144,000

200,263

Corporate Bonds (continued)

Principal Amount

Market Value

Beverages (continued)

PepsiAmericas, Inc., 4.88%, 01/15/15

$
208,000

$
230,814

PepsiCo, Inc. 2.50%, 05/10/16

700,000

727,672

7.90%, 11/01/18

500,000

667,533

3.13%, 11/01/20

200,000

206,666

6,355,511

Biotechnology 0.1%

Amgen, Inc. 2.30%, 06/15/16

200,000

205,305

3.45%, 10/01/20

600,000

621,678

6.40%, 02/01/39

300,000

394,619

Celgene Corp., 3.95%, 10/15/20

250,000

252,346

Genentech, Inc., 5.25%, 07/15/35

62,000

70,386

Gilead Sciences, Inc., 4.50%, 04/01/21

100,000

107,915

1,652,249

Building Products 0.0%†

Owens Corning, 9.00%, 06/15/19

100,000

118,283

Capital Markets 1.1%

Ameriprise Financial, Inc., 5.30%, 03/15/20

100,000

108,976

Bank of New York Mellon Corp. (The) 5.13%, 08/27/13

300,000

322,434

2.30%, 07/28/16

450,000

455,046

Bear Stearns Cos. LLC (The) 5.70%, 11/15/14

256,000

280,044

5.30%, 10/30/15

123,000

132,942

4.65%, 07/02/18

246,000

257,827

Credit Suisse Guernsey, 5.86%, 05/15/17 (d)

300,000

259,500

Credit Suisse USA, Inc. 5.13%, 01/15/14

119,000

125,022

5.85%, 08/16/16

300,000

330,802

7.13%, 07/15/32

395,000

476,412

Goldman Sachs Group, Inc. (The) 5.25%, 10/15/13

605,000

630,446

5.13%, 01/15/15

461,000

481,620

5.35%, 01/15/16

453,000

479,814

3.63%, 02/07/16

1,180,000

1,169,149

5.63%, 01/15/17

850,000

880,285

6.00%, 06/15/20

500,000

526,576

5.25%, 07/27/21

300,000

302,821

6.13%, 02/15/33

450,000

454,983

6.75%, 10/01/37

700,000

672,611

2011 Annual Report

13

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund
(Continued)

Corporate Bonds (continued)

Principal Amount

Market Value

Capital Markets (continued)

Jefferies Group, Inc. 6.88%, 04/15/21

$
250,000

$
240,930

6.25%, 01/15/36

123,000

105,800

Mellon Funding Corp., 5.00%, 12/01/14

185,000

198,291

Morgan Stanley 5.30%, 03/01/13

461,000

472,969

2.88%, 01/24/14

400,000

389,567

4.75%, 04/01/14

410,000

411,957

6.00%, 04/28/15

300,000

316,177

3.45%, 11/02/15

200,000

193,746

3.80%, 04/29/16

200,000

193,497

5.45%, 01/09/17

1,345,000

1,353,324

7.30%, 05/13/19

400,000

429,243

5.63%, 09/23/19

800,000

789,939

5.50%, 07/28/21

150,000

146,510

7.25%, 04/01/32

226,000

249,595

Nomura Holdings, Inc., 4.13%, 01/19/16

350,000

353,556

State Street Bank & Trust Co., 5.30%, 01/15/16

200,000

225,654

State Street Corp., 4.38%, 03/07/21

300,000

319,648

UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16 (d)

225,000

203,062

14,940,775

Chemicals 0.2%

Albemarle Corp., 5.10%, 02/01/15

82,000

88,521

Cytec Industries, Inc., 6.00%, 10/01/15

113,000

123,628

Dow Chemical Co. (The) 5.90%, 02/15/15

200,000

222,569

4.25%, 11/15/20

300,000

308,502

9.40%, 05/15/39

200,000

310,727

E.I. du Pont de Nemours & Co. 5.25%, 12/15/16

265,000

310,059

4.90%, 01/15/41

400,000

448,215

Lubrizol Corp. 5.50%, 10/01/14

196,000

219,338

6.50%, 10/01/34

103,000

133,116

Praxair, Inc. 3.95%, 06/01/13

123,000

129,388

4.05%, 03/15/21

150,000

162,455

3.00%, 09/01/21

300,000

303,185

2,759,703

Commercial Banks 1.8%

Bank of America NA 6.00%, 06/15/16

205,000

205,884

5.30%, 03/15/17

500,000

478,144

Corporate Bonds (continued)

Principal Amount

Market Value

Commercial Banks (continued)

Bank of Montreal, 1.75%, 04/29/14 (e)

$
400,000

$
408,678

Bank of Nova Scotia, 2.90%, 03/29/16

900,000

939,406

Bank One Corp. 5.25%, 01/30/13

103,000

107,209

8.00%, 04/29/27

202,000

245,821

Barclays Bank PLC, 5.14%, 10/14/20

750,000

681,016

BB&T Corp. 2.05%, 04/28/14

300,000

304,329

3.20%, 03/15/16

500,000

515,991

BNP Paribas, 3.60%, 02/23/16

750,000

747,898

Comerica, Inc., 4.80%, 05/01/15

123,000

127,274

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.25%, 05/24/41

125,000

146,604

Credit Suisse New York, 4.38%, 08/05/20

400,000

406,382

Discover Bank, 7.00%, 04/15/20

300,000

313,284

Eksportfinans ASA 2.38%, 05/25/16

100,000

100,972

5.50%, 05/25/16

267,000

308,044

Export-Import Bank of Korea, 4.00%, 01/29/21

350,000

340,094

Fifth Third Bancorp, 3.63%, 01/25/16

1,150,000

1,179,223

HSBC Bank USA NA 4.63%, 04/01/14

410,000

424,582

5.88%, 11/01/34

498,000

488,401

5.63%, 08/15/35

250,000

240,289

HSBC Holdings PLC 6.50%, 05/02/36

500,000

531,808

6.50%, 09/15/37

300,000

317,063

JPMorgan Chase Bank NA 6.00%, 07/05/17

1,030,000

1,101,729

6.00%, 10/01/17

750,000

807,788

KeyBank NA, 5.80%, 07/01/14

103,000

110,957

KeyCorp, 5.10%, 03/24/21

150,000

155,951

Korea Development Bank 5.75%, 09/10/13

82,000

86,774

3.25%, 03/09/16

500,000

494,783

Lloyds TSB Bank PLC, 6.38%, 01/21/21

400,000

428,434

National City Corp., 4.90%, 01/15/15

246,000

264,040

PNC Funding Corp. 5.25%, 11/15/15

246,000

267,072

14

Annual Report 2011

Corporate Bonds (continued)

Principal Amount

Market Value

Commercial Banks (continued)

PNC Funding Corp. (continued)

5.13%, 02/08/20

$
400,000

$
442,192

Royal Bank of Canada, 1.45%, 10/30/14

700,000

703,132

Royal Bank Of Scotland Group PLC, 5.00%, 11/12/13

100,000

96,417

Royal Bank of Scotland PLC (The) 3.25%, 01/11/14

1,000,000

993,348

3.95%, 09/21/15

500,000

492,905

4.38%, 03/16/16

500,000

503,240

Sovereign Bank, 5.13%, 03/15/13

200,000

199,969

SunTrust Banks, Inc. 3.60%, 04/15/16

150,000

153,658

3.50%, 01/20/17

350,000

352,338

Toronto-Dominion Bank (The), 2.38%, 10/19/16

250,000

254,406

UBS AG/Stamford CT 5.88%, 07/15/16

679,000

701,434

5.88%, 12/20/17

250,000

273,684

UnionBanCal Corp., 5.25%, 12/16/13

144,000

149,063

US Bancorp 1.38%, 09/13/13

500,000

504,910

4.13%, 05/24/21

100,000

110,117

US Bank NA 4.95%, 10/30/14

185,000

201,802

4.80%, 04/15/15

92,000

100,584

Wachovia Bank NA 5.60%, 03/15/16

492,000

540,797

6.60%, 01/15/38

675,000

785,582

Wachovia Corp., 4.88%, 02/15/14

127,000

133,629

Wells Fargo & Co. 3.68%, 06/15/16

550,000

577,793

5.13%, 09/15/16

144,000

153,320

4.60%, 04/01/21

500,000

534,858

5.38%, 02/07/35

318,000

341,060

Wells Fargo Capital X, 5.95%, 12/15/36

350,000

355,406

Westpac Banking Corp. 2.10%, 08/02/13

250,000

253,912

4.20%, 02/27/15

500,000

528,678

23,714,158

Commercial Services & Supplies 0.2%

Block Financial LLC, 7.88%, 01/15/13

100,000

103,709

Cintas Corp. No 2, 4.30%, 06/01/21

100,000

107,514

Pitney Bowes, Inc. 4.75%, 01/15/16

205,000

210,400

4.75%, 05/15/18

62,000

62,956

Corporate Bonds (continued)

Principal Amount

Market Value

Commercial Services & Supplies (continued)

Republic Services, Inc., 5.25%, 11/15/21

$
600,000

$
684,100

Science Applications International Corp., 5.50%, 07/01/33

123,000

133,968

Waste Management, Inc. 6.38%, 11/15/12

144,000

152,058

6.38%, 03/11/15

800,000

915,128

7.00%, 07/15/28

113,000

140,268

2,510,101

Communications Equipment 0.2%

Cisco Systems, Inc. 1.63%, 03/14/14

150,000

152,832

5.50%, 02/22/16

750,000

870,117

4.95%, 02/15/19

835,000

959,328

Motorola, Inc., 7.50%, 05/15/25

144,000

167,843

Nokia OYJ, 5.38%, 05/15/19

100,000

100,428

2,250,548

Computers & Peripherals 0.1%

Dell, Inc. 4.63%, 04/01/21

100,000

110,004

7.10%, 04/15/28

144,000

184,616

Hewlett-Packard Co. 1.55%, 05/30/14

300,000

300,853

2.35%, 03/15/15

400,000

407,678

5.50%, 03/01/18

835,000

951,622

1,954,773

Construction Materials 0.0%†

CRH America, Inc., 6.00%, 09/30/16

465,000

499,198

Consumer Finance 0.5%

American Express Co. 4.88%, 07/15/13

837,000

881,729

6.15%, 08/28/17

125,000

143,787

8.13%, 05/20/19

600,000

772,285

6.80%, 09/01/66 (a)

210,000

207,900

American Express Credit Corp., 2.75%, 09/15/15

400,000

404,986

Capital One Bank USA NA, 5.13%, 02/15/14

410,000

438,047

Capital One Financial Corp., 5.25%, 02/21/17

211,000

227,123

Caterpillar Financial Services Corp. 6.13%, 02/17/14

700,000

779,750

5.50%, 03/15/16

205,000

236,618

FIA Card Services NA, 7.13%, 11/15/12

140,000

143,083

2011 Annual Report

15

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

Principal Amount

Market Value

Consumer Finance (continued)

HSBC Finance Corp., 6.68%, 01/15/21

$
606,000

$
616,366

SLM Corp. Series A, 5.38%, 05/15/14

759,000

755,205

8.45%, 06/15/18

150,000

159,000

Toyota Motor Credit Corp., 4.50%, 06/17/20

250,000

274,806

6,040,685

Diversified Financial Services 3.1%

AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18

1,000,000

1,166,151

Associates Corp of North America, 6.95%, 11/01/18

236,000

265,026

AXA Financial, Inc., 7.00%, 04/01/28

92,000

96,488

Bank of America Corp. 4.88%, 01/15/13

451,000

455,595

4.75%, 08/01/15

431,000

430,824

5.25%, 12/01/15

513,000

506,327

Series 1, 3.75%, 07/12/16

500,000

476,938

5.63%, 10/14/16

440,000

438,578

Series L, 5.65%, 05/01/18

3,135,000

3,139,201

5.63%, 07/01/20

250,000

240,859

5.00%, 05/13/21

500,000

469,456

Boeing Capital Corp., 2.90%, 08/15/18

600,000

618,642

BP Capital Markets America, Inc., 4.20%, 06/15/18

103,000

104,753

Capital One Capital III, 7.69%, 08/15/36

175,000

173,688

Capital One Capital IV, 6.75%, 02/17/37 (a)

135,000

130,950

Citigroup Funding, Inc., 2.25%, 12/10/12

4,550,000

4,646,992

Citigroup, Inc. 5.50%, 10/15/14

1,100,000

1,171,716

5.30%, 01/07/16

1,321,000

1,404,153

3.95%, 06/15/16

675,000

691,095

5.85%, 08/02/16

287,000

307,679

6.13%, 11/21/17

500,000

550,658

5.38%, 08/09/20

500,000

534,170

4.50%, 01/14/22

400,000

401,080

6.63%, 06/15/32

232,000

230,534

5.88%, 02/22/33

82,000

78,110

5.85%, 12/11/34

375,000

405,894

5.88%, 05/29/37

200,000

218,039

Deutsche Bank AG, 4.88%, 05/20/13

1,000,000

1,035,627

Deutsche Bank Financial LLC, 5.38%, 03/02/15

123,000

124,316

EnCana Holdings Finance Corp., 5.80%, 05/01/14

791,000

867,494

Corporate Bonds (continued)

Principal Amount

Market Value

Diversified Financial Services (continued)

General Electric Capital Corp. 1.88%, 09/16/13

$
1,000,000

$
1,010,357

4.88%, 03/04/15

431,000

467,733

5.00%, 01/08/16

205,000

223,684

5.40%, 02/15/17

415,000

462,022

5.63%, 09/15/17

550,000

612,092

5.50%, 01/08/20

400,000

446,065

5.30%, 02/11/21

250,000

266,066

4.65%, 10/17/21

300,000

309,038

Series A, 6.75%, 03/15/32

867,000

1,013,891

6.15%, 08/07/37

750,000

825,354

6.38%, 11/15/67 (a)

350,000

347,445

Goldman Sachs Capital I, 6.35%, 02/15/34

200,000

185,702

JPMorgan Chase & Co. 3.70%, 01/20/15

605,000

630,316

4.75%, 03/01/15

176,000

188,564

5.15%, 10/01/15

349,000

370,654

3.15%, 07/05/16

400,000

400,679

4.63%, 05/10/21

500,000

512,384

5.60%, 07/15/41

600,000

652,301

JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37

560,000

559,300

Kreditanstalt fuer Wiederaufbau 1.38%, 07/15/13

900,000

913,281

3.50%, 03/10/14

835,000

889,246

4.13%, 10/15/14

492,000

537,816

4.38%, 07/21/15

1,405,000

1,573,008

5.13%, 03/14/16

400,000

465,558

2.00%, 06/01/16

500,000

515,279

4.38%, 03/15/18

800,000

916,197

2.75%, 09/08/20

800,000

823,153

Landwirtschaftliche Rentenbank 2.13%, 07/15/16

250,000

258,374

5.13%, 02/01/17

600,000

706,039

National Rural Utilities Cooperative Finance Corp. 4.75%, 03/01/14

226,000

244,920

5.45%, 04/10/17

400,000

457,219

Series C, 8.00%, 03/01/32

111,000

155,304

Oesterreichische Kontrollbank AG 4.50%, 03/09/15

414,000

460,908

4.88%, 02/16/16

250,000

286,638

UFJ Finance Aruba AEC, 6.75%, 07/15/13

246,000

265,158

40,332,778

Diversified Telecommunication Services 1.2%

Ameritech Capital Funding Corp., 6.45%, 01/15/18

62,000

73,113

AT&T, Inc. 5.10%, 09/15/14

597,000

663,356

5.63%, 06/15/16

205,000

236,047

16	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
2.40%, 08/15/16	$250,000	$255,571
5.50%, 02/01/18	505,000	586,519
4.45%, 05/15/21	350,000	380,449
6.15%, 09/15/34	814,000	950,347
6.55%, 02/15/39	310,000	388,081
5.35%, 09/01/40	275,000	300,238
5.55%, 08/15/41	500,000	564,150
BellSouth Corp. 5.20%, 09/15/14	349,000	386,996
6.55%, 06/15/34	123,000	146,191
British Telecommunications PLC, 9.88%, 12/15/30	391,000	572,354
Deutsche Telekom International Finance BV 5.25%, 07/22/13	513,000	542,262
5.75%, 03/23/16	273,000	304,719
8.75%, 06/15/30	256,000	360,797
Embarq Corp. 7.08%, 06/01/16	92,000	99,707
8.00%, 06/01/36	450,000	475,790
France Telecom SA, 8.50%, 03/01/31	283,000	412,929
GTE Corp. 6.84%, 04/15/18	144,000	171,322
6.94%, 04/15/28	103,000	128,128
Qwest Corp., 8.38%, 05/01/16	925,000	1,056,813
Telecom Italia Capital SA 4.95%, 09/30/14	205,000	201,905
5.25%, 10/01/15	730,000	710,875
6.00%, 09/30/34	160,000	137,307
Telefonica Emisiones SAU 6.42%, 06/20/16	1,080,000	1,156,003
5.46%, 02/16/21	500,000	506,752
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	177,801
Verizon Communications, Inc. 4.90%, 09/15/15	410,000	458,727
8.75%, 11/01/18	600,000	810,575
6.35%, 04/01/19	650,000	795,891
5.85%, 09/15/35	82,000	98,076
6.40%, 02/15/38	250,000	312,807
Verizon Global Funding Corp. 4.38%, 06/01/13	256,000	269,647
7.75%, 12/01/30	810,000	1,134,144
Virgin Media Secured Finance PLC, 6.50%, 01/15/18	100,000	107,750

		15,934,139

Electric Utilities 1.6%
Alabama Power Co., 5.70%, 02/15/33	276,000	332,498

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
American Electric Power Co., Inc., 5.25%, 06/01/15	$133,000	$145,871
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	159,294
Arizona Public Service Co., 5.50%, 09/01/35	150,000	169,854
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	712,291
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	226,032
Commonwealth Edison Co., 6.15%, 09/15/17	750,000	891,282
Consolidated Edison Co. of New York, Inc. Series 02-B, 4.88%, 02/01/13	86,000	90,207
Series 05-C, 5.38%, 12/15/15	123,000	140,844
Series 08-A, 5.85%, 04/01/18	2,200,000	2,644,853
Series 03-A, 5.88%, 04/01/33	82,000	96,376
Detroit Edison Co. (The), 3.45%, 10/01/20	500,000	520,452
Duke Energy Carolinas LLC, 4.30%, 06/15/20	500,000	564,198
Duke Energy Corp., 5.05%, 09/15/19	600,000	682,222
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	106,690
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	51,445
Edison International, 3.75%, 09/15/17	500,000	507,624
Entergy Corp., 5.13%, 09/15/20	300,000	299,981
Exelon Corp. 4.90%, 06/15/15	287,000	312,642
5.63%, 06/15/35	414,000	453,800
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	360,738
Florida Power & Light Co. 4.85%, 02/01/13	103,000	108,138
5.85%, 02/01/33	70,000	86,337
5.95%, 10/01/33	53,000	67,255
5.40%, 09/01/35	90,000	107,974
5.65%, 02/01/37	200,000	249,147
Florida Power Corp., 5.90%, 03/01/33	247,000	302,545
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	104,877
LG&E and KU Energy LLC, 3.75%, 11/15/20	500,000	495,269
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	173,186

2011 Annual Report	17

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
MidAmerican Energy Co., 5.80%, 10/15/36	$200,000	$241,077
MidAmerican Energy Holdings Co., 5.75%, 04/01/18	750,000	870,643
Nevada Power Co., 5.45%, 05/15/41	100,000	116,692
Nisource Finance Corp., 5.95%, 06/15/41	400,000	449,213
Oglethorpe Power Corp., 5.25%, 09/01/50	150,000	165,195
Ohio Power Co. Series K, 6.00%, 06/01/16	349,000	407,109
Series G, 6.60%, 02/15/33	164,000	203,554
Oncor Electric Delivery Co. LLC, 6.38%, 01/15/15	308,000	350,997
Pacific Gas & Electric Co. 4.80%, 03/01/14	328,000	354,099
5.80%, 03/01/37	150,000	181,061
6.25%, 03/01/39	300,000	385,952
PacifiCorp, 5.25%, 06/15/35	123,000	138,624
Progress Energy, Inc. 4.40%, 01/15/21	500,000	543,107
7.75%, 03/01/31	164,000	226,247
PSEG Power LLC 5.50%, 12/01/15	287,000	318,294
5.13%, 04/15/20	250,000	271,393
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	192,972
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	119,579
Scottish Power Ltd., 5.81%, 03/15/25	82,000	81,131
South Carolina Electric & Gas Co., 6.05%, 01/15/38	200,000	249,881
Southern California Edison Co. 6.00%, 01/15/34	123,000	158,300
Series 05-B, 5.55%, 01/15/36	164,000	197,960
Southern Co. 2.38%, 09/15/15	400,000	407,647
1.95%, 09/01/16	750,000	755,864
Tampa Electric Co., 5.40%, 05/15/21	500,000	584,165
Virginia Electric and Power Co. Series A, 5.40%, 01/15/16	103,000	119,016
5.95%, 09/15/17	750,000	901,235
Westar Energy, Inc., 6.00%, 07/01/14	185,000	203,739
Wisconsin Electric Power Co. 2.95%, 09/15/21	250,000	252,669
5.63%, 05/15/33	41,000	49,350

		20,660,687

Corporate Bonds (continued)

	Principal Amount	Market Value

Electrical Equipment 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	$57,000	$72,223

Electronic Equipment, Instruments & Components 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17	575,000	672,970
Avnet Inc, 5.88%, 06/15/20	250,000	255,917

		928,887

Energy Equipment & Services 0.3%
Baker Hughes, Inc., 3.20%, 08/15/21 (c)	500,000	513,759
Ensco PLC, 4.70%, 03/15/21	300,000	315,659
Halliburton Co., 6.70%, 09/15/38	325,000	443,312
Nabors Industries, Inc., 5.00%, 09/15/20	300,000	311,407
Noble Holding International Ltd., 4.63%, 03/01/21 (e)	250,000	264,348
Petroleos Mexicanos, 5.50%, 01/21/21	325,000	346,938
Pride International, Inc., 8.50%, 06/15/19	100,000	126,469
Transocean, Inc. 4.95%, 11/15/15	500,000	526,852
7.50%, 04/15/31	123,000	134,723
Weatherford International Ltd., 5.13%, 09/15/20 (e)	500,000	529,173

		3,512,640

Food & Staples Retailing 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	566,927
CVS Caremark Corp., 6.25%, 06/01/27	460,000	553,408
Kroger Co. (The) 7.50%, 04/01/31	178,000	231,782
5.40%, 07/15/40	200,000	214,951
Safeway, Inc. 5.63%, 08/15/14	123,000	134,897
5.00%, 08/15/19	155,000	169,003
3.95%, 08/15/20	100,000	101,668
Sysco Corp., 5.38%, 09/21/35	74,000	89,543
Wal-Mart Stores, Inc. 3.20%, 05/15/14	500,000	530,982
3.63%, 07/08/20	400,000	428,290
3.25%, 10/25/20	400,000	416,623
7.55%, 02/15/30	82,000	117,457
5.25%, 09/01/35	492,000	573,291
6.20%, 04/15/38	250,000	325,983

18	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Wal-Mart Stores, Inc. (continued)
5.00%, 10/25/40	$250,000	$284,205
5.63%, 04/15/41	150,000	185,015

		4,924,025

Food Products 0.4%
Archer-Daniels-Midland Co. 5.94%, 10/01/32	140,000	175,132
5.38%, 09/15/35	103,000	121,279
Bunge Ltd. Finance Corp. 5.10%, 07/15/15	62,000	64,951
4.10%, 03/15/16	350,000	360,426
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (c)	123,000	131,294
Campbell Soup Co. 4.88%, 10/01/13	164,000	176,610
4.25%, 04/15/21	100,000	109,571
ConAgra Foods, Inc., 7.00%, 10/01/28	154,000	176,791
General Mills, Inc., 1.55%, 05/16/14	500,000	504,145
H.J. Heinz Finance Co., 6.75%, 03/15/32	62,000	78,245
JM Smucker Co. (The), 3.50%, 10/15/21	250,000	253,466
Kellogg Co. 4.00%, 12/15/20	250,000	271,572
Series B, 7.45%, 04/01/31	103,000	146,592
Kraft Foods, Inc. 6.00%, 02/11/13	200,000	211,341
4.13%, 02/09/16	250,000	271,083
6.13%, 02/01/18	375,000	442,312
6.50%, 11/01/31	131,000	163,096
7.00%, 08/11/37	310,000	411,834
6.88%, 02/01/38	300,000	402,744
Sara Lee Corp., 6.13%, 11/01/32	200,000	200,328
Unilever Capital Corp., 5.90%, 11/15/32	144,000	189,743

		4,862,555

Gas Utilities 0.1%
AGL Capital Corp., 4.45%, 04/15/13	123,000	128,507
Atmos Energy Corp. 5.13%, 01/15/13	92,000	96,161
4.95%, 10/15/14	185,000	203,253
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	212,000	223,000
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	436,060

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Southern Natural Gas Co., 5.90%, 04/01/17 (c)	$200,000	$228,121

		1,315,102

Health Care Equipment & Supplies 0.2%
Baxter International, Inc. 4.63%, 03/15/15	53,000	58,860
5.38%, 06/01/18	835,000	986,699
Boston Scientific Corp. 6.40%, 06/15/16	150,000	167,981
6.00%, 01/15/20	200,000	223,345
Covidien International Finance SA, 6.00%, 10/15/17	940,000	1,130,044
St. Jude Medical, Inc., 2.50%, 01/15/16	200,000	205,146

		2,772,075

Health Care Providers & Services 0.4%
Aetna, Inc., 6.00%, 06/15/16	650,000	751,356
CIGNA Corp., 4.50%, 03/15/21	250,000	258,193
Laboratory Corp of America Holdings, 3.13%, 05/15/16	150,000	154,840
McKesson Corp., 6.00%, 03/01/41	250,000	320,388
Medco Health Solutions, Inc., 4.13%, 09/15/20	400,000	404,431
Medtronic, Inc., 4.13%, 03/15/21	500,000	547,546
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	425,408
UnitedHealth Group, Inc. 5.38%, 03/15/16	205,000	236,385
5.80%, 03/15/36	417,000	485,044
WellPoint, Inc. 5.00%, 12/15/14	598,000	658,278
5.25%, 01/15/16	226,000	254,081
3.70%, 08/15/21	250,000	254,529
5.95%, 12/15/34	82,000	95,955

		4,846,434

Hotels, Restaurants & Leisure 0.1%
Hyatt Hotels Corp., 5.38%, 08/15/21	100,000	100,737
McDonald’s Corp. 5.35%, 03/01/18	240,000	286,377
4.88%, 07/15/40	250,000	287,547
Yum! Brands, Inc., 6.88%, 11/15/37	200,000	261,988

		936,649

2011 Annual Report	19

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.0%†
Beam, Inc., 5.38%, 01/15/16	$105,000	$112,580
Black & Decker Corp., 4.75%, 11/01/14	160,000	174,350
Newell Rubbermaid, Inc., 4.70%, 08/15/20	100,000	102,710

		389,640

Household Products 0.2%
Energizer Holdings, Inc., 4.70%, 05/19/21 (c)	75,000	79,283
Kimberly-Clark Corp., 4.88%, 08/15/15 (e)	710,000	798,327
Procter & Gamble Co. (The) 1.80%, 11/15/15	250,000	256,286
4.85%, 12/15/15	123,000	139,722
1.45%, 08/15/16	250,000	250,460
5.80%, 08/15/34	405,000	525,447

		2,049,525

Industrial Conglomerates 0.2%
3M Co., 5.70%, 03/15/37	235,000	306,764
Danaher Corp. 2.30%, 06/23/16	100,000	102,125
3.90%, 06/23/21	100,000	107,699
General Electric Co., 5.00%, 02/01/13	946,000	992,039
Tyco Electronics Group SA, 6.55%, 10/01/17	300,000	350,908
Tyco International Finance SA, 4.13%, 10/15/14	600,000	642,636

		2,502,171

Information Technology Services 0.2%
Fiserv, Inc., 4.75%, 06/15/21	200,000	208,219
International Business Machines Corp. 4.75%, 11/29/12	359,000	374,692
1.00%, 08/05/13	600,000	604,583
1.95%, 07/22/16	100,000	102,456
2.90%, 11/01/21	150,000	151,627
5.88%, 11/29/32	532,000	672,143
Western Union Co. (The), 6.20%, 11/17/36	200,000	213,771

		2,327,491

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	390,000	431,311
Aflac, Inc., 6.90%, 12/17/39	100,000	109,808

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
AIG Life Holdings US, Inc., 7.50%, 07/15/25	$103,000	$104,030
Allstate Corp. (The) 7.50%, 06/15/13	425,000	464,763
6.13%, 12/15/32	82,000	91,862
5.55%, 05/09/35	62,000	67,672
5.95%, 04/01/36	82,000	91,900
6.50%, 05/15/57 (a)	145,000	135,031
American International Group, Inc. 5.05%, 10/01/15	103,000	102,635
5.60%, 10/18/16	290,000	292,360
5.85%, 01/16/18	500,000	503,175
8.25%, 08/15/18	500,000	562,608
8.18%, 05/15/58 (a)	325,000	313,625
AON Corp., 5.00%, 09/30/20	400,000	438,349
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	1,326,000	1,463,816
Chubb Corp. 6.00%, 05/11/37	225,000	269,691
6.38%, 03/29/67 (a)	300,000	301,500
CNA Financial Corp., 5.75%, 08/15/21	250,000	252,302
Genworth Financial, Inc. 5.75%, 06/15/14	62,000	61,940
6.50%, 06/15/34	144,000	109,321
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	291,000	275,313
Lincoln National Corp. 4.85%, 06/24/21	50,000	49,335
6.15%, 04/07/36	410,000	413,552
Marsh & McLennan Cos., Inc. 5.75%, 09/15/15	327,000	364,025
4.80%, 07/15/21	300,000	323,504
MetLife, Inc. 5.50%, 06/15/14	185,000	202,082
5.70%, 06/15/35	336,000	384,600
6.40%, 12/15/36	350,000	343,818
Nationwide Financial Services, Inc., 6.75%, 05/15/37 (f)	75,000	65,040
Progressive Corp. (The) 3.75%, 08/23/21	150,000	155,674
6.25%, 12/01/32	113,000	134,050
Prudential Financial, Inc. Series B, 5.10%, 09/20/14	205,000	220,685
3.00%, 05/12/16	650,000	659,360
5.38%, 06/21/20	250,000	278,252
Series B, 5.75%, 07/15/33	103,000	109,324
6.63%, 06/21/40	200,000	236,111

20	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Reinsurance Group of America, Inc., 5.00%, 06/01/21	$100,000	$102,250
Travelers Cos., Inc. (The) 5.75%, 12/15/17	90,000	104,498
5.35%, 11/01/40	250,000	282,861
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	163,213
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	106,356
Willis North America, Inc., 5.63%, 07/15/15	123,000	128,511
XL Group PLC, 5.25%, 09/15/14	541,000	573,918

		11,844,031

Internet & Catalog Retail 0.0%†
eBay, Inc., 3.25%, 10/15/20	100,000	100,567
Expedia, Inc., 5.95%, 08/15/20	150,000	151,773

		252,340

Internet Software & Services 0.0%†
Google, Inc. 1.25%, 05/19/14	200,000	202,937
3.63%, 05/19/21	100,000	108,130

		311,067

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	100,000	104,103
PerkinElmer, Inc., 5.00%, 11/15/21	100,000	102,924
Thermo Fisher Scientific, Inc. 2.05%, 02/21/14	100,000	102,734
3.20%, 03/01/16	250,000	265,471
3.60%, 08/15/21	250,000	258,867

		834,099

Machinery 0.2%
Caterpillar, Inc. 1.38%, 05/27/14	600,000	607,107
3.90%, 05/27/21	500,000	542,155
7.30%, 05/01/31	70,000	99,029
6.05%, 08/15/36	123,000	160,761
Deere & Co., 8.10%, 05/15/30	400,000	590,751
Dover Corp. 4.88%, 10/15/15	156,000	174,584
5.38%, 03/01/41	50,000	60,033
Illinois Tool Works, Inc., 4.88%, 09/15/41 (c)	200,000	228,513

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery (continued)
Stanley Black & Decker, Inc., 4.90%, 11/01/12	$92,000	$95,269

		2,558,202

Media 1.2%
CBS Corp. 5.75%, 04/15/20	250,000	281,579
7.88%, 07/30/30	55,000	72,627
5.50%, 05/15/33	82,000	85,369
Comcast Cable Communications Holdings, Inc. 8.38%, 03/15/13	164,000	180,036
9.46%, 11/15/22	82,000	117,878
Comcast Corp. 5.90%, 03/15/16	287,000	331,750
6.50%, 01/15/17	507,000	597,972
5.70%, 07/01/19	300,000	351,364
5.15%, 03/01/20	1,000,000	1,142,701
7.05%, 03/15/33	205,000	255,990
6.50%, 11/15/35	70,000	83,584
6.95%, 08/15/37	205,000	258,316
COX Communications, Inc. 5.45%, 12/15/14	246,000	274,303
5.50%, 10/01/15	667,000	748,776
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, 03/01/16	500,000	520,376
4.60%, 02/15/21	750,000	797,434
Discovery Communications LLC, 5.05%, 06/01/20	350,000	387,839
Grupo Televisa SA, 6.63%, 01/15/40	250,000	284,885
Historic TW, Inc., 6.88%, 06/15/18	122,000	145,451
NBCUniversal Media LLC 5.15%, 04/30/20	250,000	280,955
4.38%, 04/01/21	400,000	425,371
5.95%, 04/01/41	100,000	116,593
News America, Inc. 5.30%, 12/15/14	433,000	475,447
8.00%, 10/17/16	82,000	97,993
4.50%, 02/15/21	150,000	156,648
7.28%, 06/30/28	53,000	60,557
6.55%, 03/15/33	450,000	484,593
6.20%, 12/15/34	170,000	184,958
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	138,518
Thomson Reuters Corp., 6.50%, 07/15/18	400,000	479,145
Time Warner Cable, Inc. 6.20%, 07/01/13	500,000	540,622
6.75%, 07/01/18	415,000	494,359
8.25%, 04/01/19	900,000	1,146,169

2011 Annual Report	21

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Time Warner Cable, Inc. (continued)
6.75%, 06/15/39	$500,000	$607,748
Time Warner, Inc. 7.63%, 04/15/31	773,000	993,805
7.70%, 05/01/32	248,000	322,936
5.38%, 10/15/41	150,000	158,177
Viacom, Inc., 6.88%, 04/30/36	226,000	288,454
Walt Disney Co. (The), Series B, 6.20%, 06/20/14	687,000	780,916

		15,152,194

Metals & Mining 0.6%
Alcoa, Inc. 5.40%, 04/15/21	500,000	495,430
5.87%, 02/23/22	335,000	331,022
ArcelorMittal 6.13%, 06/01/18	1,140,000	1,170,917
5.50%, 03/01/21 (e)	100,000	96,631
Barrick Gold Corp., 2.90%, 05/30/16	100,000	103,826
Barrick Gold Finance Co., 4.88%, 11/15/14	1,060,000	1,153,598
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	225,000	257,685
Cliffs Natural Resources, Inc., 4.88%, 04/01/21	150,000	150,218
Kinross Gold Corp., 5.13%, 09/01/21 (c)	100,000	96,620
Newmont Mining Corp. 5.13%, 10/01/19	150,000	165,893
5.88%, 04/01/35	164,000	187,841
Placer Dome, Inc., 6.38%, 03/01/33	96,000	110,277
Rio Tinto Alcan, Inc. 5.00%, 06/01/15	205,000	224,198
5.75%, 06/01/35	144,000	165,833
Rio Tinto Finance USA Ltd. 2.50%, 05/20/16	500,000	514,109
4.13%, 05/20/21	750,000	799,993
Southern Copper Corp., 6.75%, 04/16/40	250,000	262,025
Teck Resources Ltd. 4.50%, 01/15/21	200,000	210,377
4.75%, 01/15/22	500,000	532,202
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	635,953

		7,664,648

Multiline Retail 0.1%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16	200,000	223,528
6.90%, 04/01/29	50,000	54,470
6.70%, 07/15/34	150,000	164,668

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
Nordstrom, Inc., 4.00%, 10/15/21	$500,000	$517,294
Target Corp. 6.00%, 01/15/18	300,000	363,302
7.00%, 07/15/31	121,000	161,172
6.35%, 11/01/32	217,000	275,264

		1,759,698

Multi-Utilities 0.1%
Dominion Resources, Inc. 5.20%, 08/15/19	100,000	115,353
Series E, 6.30%, 03/15/33	308,000	374,868
Series B, 5.95%, 06/15/35	174,000	208,147
DTE Energy Co., 6.35%, 06/01/16	287,000	331,684
Sempra Energy, 6.00%, 10/15/39	290,000	362,512
Xcel Energy, Inc. 5.61%, 04/01/17	173,000	195,326
6.50%, 07/01/36	123,000	156,580

		1,744,470

Office Electronics 0.0%†
Xerox Corp. 6.35%, 05/15/18	200,000	228,327
4.50%, 05/15/21	250,000	260,327

		488,654

Oil, Gas & Consumable Fuels 1.4%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	207,000	259,853
Anadarko Petroleum Corp. 5.95%, 09/15/16	200,000	229,843
6.38%, 09/15/17	100,000	117,675
6.45%, 09/15/36	269,000	311,821
Apache Corp., 7.63%, 07/01/19	41,000	52,642
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	261,681
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	64,177
BP Capital Markets PLC 3.88%, 03/10/15	700,000	749,403
3.20%, 03/11/16	300,000	315,196
4.50%, 10/01/20	100,000	109,804
3.56%, 11/01/21	100,000	101,397
Canadian Natural Resources Ltd., 6.25%, 03/15/38	410,000	514,096
Cenovus Energy, Inc., 5.70%, 10/15/19	520,000	603,676
Chevron Corp., 3.95%, 03/03/14	415,000	446,489

22	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips 4.60%, 01/15/15	$450,000	$495,496
5.90%, 10/15/32	123,000	149,397
6.50%, 02/01/39	550,000	751,749
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	241,581
Devon Energy Corp., 7.95%, 04/15/32	250,000	358,909
Enbridge Energy Partners LP 5.20%, 03/15/20	250,000	274,403
4.20%, 09/15/21	300,000	314,191
Energy Transfer Partners LP 6.70%, 07/01/18	300,000	334,405
4.65%, 06/01/21	100,000	99,271
6.05%, 06/01/41	100,000	102,776
Enterprise Products Operating LLC Series G, 5.60%, 10/15/14	656,000	723,178
Series L, 6.30%, 09/15/17	250,000	293,333
4.05%, 02/15/22	250,000	258,610
6.13%, 10/15/39	215,000	248,657
EOG Resources, Inc. 5.63%, 06/01/19	130,000	154,184
4.10%, 02/01/21	200,000	217,218
Hess Corp. 7.30%, 08/15/31	196,000	257,191
5.60%, 02/15/41	200,000	225,656
Kinder Morgan Energy Partners LP 6.85%, 02/15/20	675,000	806,562
5.80%, 03/15/35	144,000	150,976
6.38%, 03/01/41	250,000	281,212
Marathon Oil Corp., 6.80%, 03/15/32	82,000	101,549
Marathon Petroleum Corp., 5.13%, 03/01/21 (c)	300,000	324,224
Noble Energy, Inc., 6.00%, 03/01/41	150,000	174,455
NuStar Logistics LP, 4.80%, 09/01/20	200,000	206,898
Occidental Petroleum Corp., 3.13%, 02/15/22	400,000	405,170
ONEOK Partners LP, 3.25%, 02/01/16	500,000	511,753
Pemex Project Funding Master Trust, 6.63%, 06/15/35	701,000	764,090
Petrobras International Finance Co. 3.88%, 01/27/16	500,000	511,650
5.75%, 01/20/20	1,080,000	1,159,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP/PAA Finance Corp. 5.63%, 12/15/13	$230,000	$247,777
3.95%, 09/15/15	200,000	213,208
Shell International Finance BV, 6.38%, 12/15/38	600,000	823,233
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	144,464
Statoil ASA, 3.13%, 08/17/17	250,000	268,414
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	130,929
Total Capital SA, 4.45%, 06/24/20	250,000	280,542
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	266,641
Valero Energy Corp. 7.50%, 04/15/32	82,000	99,901
6.63%, 06/15/37	320,000	349,486
Williams Partners LP 5.25%, 03/15/20	250,000	276,233
6.30%, 04/15/40	150,000	181,224
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 02/01/17	100,000	118,819

		18,437,243

Paper & Forest Products 0.1%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	128,053
Domtar Corp., 10.75%, 06/01/17	50,000	62,750
Georgia-Pacific LLC, 8.88%, 05/15/31	200,000	290,087
International Paper Co. 5.30%, 04/01/15 (e)	144,000	154,086
9.38%, 05/15/19	515,000	660,395

		1,295,371

Pharmaceuticals 0.9%
Abbott Laboratories 2.70%, 05/27/15	250,000	261,891
5.88%, 05/15/16	334,000	392,993
6.00%, 04/01/39	300,000	379,308
AstraZeneca PLC 5.40%, 06/01/14	155,000	172,703
5.90%, 09/15/17	300,000	363,899
6.45%, 09/15/37	140,000	188,826
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	889,338
Eli Lilly & Co. 5.20%, 03/15/17	800,000	924,787

2011 Annual Report	23

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Eli Lilly & Co. (continued)
7.13%, 06/01/25	$82,000	$109,928
GlaxoSmithKline Capital, Inc. 4.85%, 05/15/13	1,000,000	1,065,373
5.65%, 05/15/18	940,000	1,126,534
5.38%, 04/15/34	139,000	165,276
Johnson & Johnson 1.20%, 05/15/14 (e)	400,000	406,055
2.95%, 09/01/20	100,000	104,553
4.95%, 05/15/33	537,000	624,565
Merck & Co., Inc. 4.75%, 03/01/15	396,000	443,708
6.40%, 03/01/28	51,000	65,561
5.95%, 12/01/28	113,000	141,504
Novartis Capital Corp., 4.13%, 02/10/14	275,000	296,770
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	387,842
Pfizer, Inc. 5.35%, 03/15/15	550,000	624,303
4.65%, 03/01/18	185,000	213,880
7.20%, 03/15/39	375,000	560,120
Pharmacia Corp., 6.60%, 12/01/28	123,000	162,638
Sanofi, 2.63%, 03/29/16	250,000	260,748
Schering-Plough Corp., 5.30%, 12/01/13	800,000	875,563
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	118,729
Wyeth 5.50%, 02/15/16	241,000	279,972
6.50%, 02/01/34	144,000	190,533

		11,797,900

Real Estate Investment Trusts (REITs) 0.4%
Boston Properties LP 5.00%, 06/01/15	360,000	388,561
5.63%, 11/15/20	350,000	382,352
Camden Property Trust, 5.00%, 06/15/15	103,000	109,789
CommonWealth REIT, 5.75%, 02/15/14	123,000	126,946
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	244,116
ERP Operating LP 5.25%, 09/15/14	278,000	299,918
5.38%, 08/01/16	205,000	225,610
HCP, Inc., 6.00%, 01/30/17	328,000	349,774
Health Care REIT, Inc. 6.00%, 11/15/13	123,000	129,200

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Health Care REIT, Inc. (continued)
5.25%, 01/15/22	$300,000	$286,846
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	537,163
Kilroy Realty LP, 4.80%, 07/15/18	200,000	196,892
ProLogis LP, 6.63%, 05/15/18	400,000	435,608
Simon Property Group LP 5.10%, 06/15/15	294,000	322,833
6.10%, 05/01/16	287,000	324,664
4.38%, 03/01/21 (e)	250,000	258,704
UDR, Inc., 4.25%, 06/01/18	100,000	102,829
Ventas Realty LP/Ventas Capital Corp., 4.75%, 06/01/21	100,000	97,925

		4,819,730

Road & Rail 0.3%
Burlington Northern Santa Fe LLC 3.45%, 09/15/21	250,000	254,612
7.95%, 08/15/30	144,000	203,969
5.05%, 03/01/41	350,000	376,318
CSX Corp. 5.50%, 08/01/13	308,000	329,613
7.38%, 02/01/19	305,000	385,720
3.70%, 10/30/20	200,000	205,788
5.50%, 04/15/41	100,000	113,889
Norfolk Southern Corp. 5.59%, 05/17/25	59,000	68,230
7.25%, 02/15/31	72,000	96,988
4.84%, 10/01/41 (c)	15,000	15,874
6.00%, 05/23/11	250,000	287,617
Union Pacific Corp. 5.13%, 02/15/14	1,000,000	1,087,130
6.25%, 05/01/34	164,000	204,312

		3,630,060

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	300,000	323,896
Intel Corp., 4.80%, 10/01/41	400,000	436,954
Texas Instruments, Inc., 1.38%, 05/15/14	150,000	151,905

		912,755

Software 0.2%
Microsoft Corp. 2.95%, 06/01/14	300,000	318,268
3.00%, 10/01/20	350,000	366,610
4.50%, 10/01/40	200,000	221,393

24	Annual Report 2011

Corporate Bonds (continued)

	Principal Amount	Market Value

Software (continued)
Oracle Corp. 3.75%, 07/08/14	$905,000	$981,520
5.25%, 01/15/16	48,000	55,810
5.00%, 07/08/19 (e)	100,000	116,646
5.38%, 07/15/40 (c)	500,000	599,210

		2,659,457

Sovereign 0.1%
Export Development Canada, 1.50%, 05/15/14 (e)	400,000	409,373
Japan Finance Corp. Series DTC, 2.88%, 02/02/15	300,000	317,266
2.50%, 05/18/16	200,000	208,208
2.25%, 07/13/16	200,000	205,671

		1,140,518

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	500,000	508,537
Best Buy Co., Inc., 5.50%, 03/15/21	100,000	95,587
Gap, Inc. (The), 5.95%, 04/12/21	100,000	94,977
Home Depot, Inc. 5.25%, 12/16/13	200,000	217,638
5.40%, 03/01/16	410,000	467,871
5.88%, 12/16/36	230,000	271,825
5.95%, 04/01/41	100,000	121,067
Lowe’s Cos., Inc. 6.50%, 03/15/29	164,000	200,289
5.80%, 10/15/36	230,000	267,643

		2,245,434

Textiles, Apparel & Luxury Goods 0.0%†
VF Corp., 3.50%, 09/01/21	200,000	202,848

Thrifts & Mortgage Finance 0.0%†
Abbey National Treasury Services PLC, 4.00%, 04/27/16	125,000	119,261

Tobacco 0.2%
Altria Group, Inc. 9.70%, 11/10/18	600,000	806,413
9.25%, 08/06/19	400,000	531,741
10.20%, 02/06/39	120,000	185,380
Lorillard Tobacco Co., 3.50%, 08/04/16	250,000	250,970
Philip Morris International, Inc. 5.65%, 05/16/18	300,000	356,158
6.38%, 05/16/38	400,000	513,203

		2,643,865

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.3%
America Movil SAB de CV 5.75%, 01/15/15	$155,000	$171,856
5.00%, 03/30/20	500,000	556,711
6.38%, 03/01/35	123,000	146,488
American Tower Corp., 5.05%, 09/01/20	400,000	422,573
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	368,911
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	800,000	900,108
Vodafone Group PLC
5.00%, 12/16/13	461,000	498,941
4.15%, 06/10/14	530,000	571,119
2.88%, 03/16/16	200,000	208,479
7.88%, 02/15/30	144,000	207,986
6.15%, 02/27/37	75,000	94,497

		4,147,669

Total Corporate Bonds (cost $255,175,407)		275,130,036

Municipal Bonds 0.9%
California 0.4%
Bay Area Toll Authority, Series F-2, 6.26%, 04/01/49	500,000	620,635
East Bay Municipal Utility District, 5.87%, 06/01/40	500,000	591,665
Los Angeles Community College District, 6.75%, 08/01/49	200,000	253,298
Los Angeles Department of Water & Power, 6.57%, 07/01/45	210,000	267,551
Los Angeles Unified School District, 6.76%, 07/01/34	250,000	305,695
Metropolitan Water District of Southern California, 6.95%, 07/01/40	500,000	576,715
San Diego County Water Authority, Series B, 6.14%, 05/01/49	375,000	452,362
Santa Clara Valley Transportation Authority, 5.88%, 04/01/32	200,000	228,710
State of California 5.45%, 04/01/15	300,000	329,997
7.50%, 04/01/34	300,000	359,352
7.55%, 04/01/39	775,000	944,430

		4,930,410

2011 Annual Report	25

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Connecticut 0.0%†
State of Connecticut, 5.09%, 10/01/30	$200,000	$211,038

Georgia 0.1%
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	750,000	751,635

Illinois 0.1%
State of Illinois 5.88%, 03/01/19	100,000	106,036
5.10%, 06/01/33	1,185,000	1,061,748

		1,167,784

Massachusetts 0.0%†
Commonwealth of Massachusetts, 5.73%, 06/01/40	150,000	186,661

New Jersey 0.1%
New Jersey Economic Development Authority, Series A, 7.43%, 02/15/29	250,000	295,503
New Jersey State Turnpike Authority, Series F, 7.41%, 01/01/40	715,000	969,905
Rutgers-State University of New Jersey, Series H, 5.67%, 05/01/40	250,000	294,492

		1,559,900

New York 0.2%
City of New York, 5.85%, 06/01/40	520,000	602,025
Metropolitan Transportation Authority, 7.34%, 11/15/39	540,000	723,357
New York City Municipal Water Finance Authority, 5.79%, 06/15/41	500,000	537,720
Port Authority of New York & New Jersey, 6.04%, 12/01/29	460,000	543,366

		2,406,468

Ohio 0.0%†
Northeast Regional Sewer District, 6.04%, 11/15/40	200,000	220,082

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, 4.65%, 02/15/26	200,000	222,320

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas 0.0%†
Texas Transportation Commission, Series B, 5.18%, 04/01/30	$100,000	$113,187

Total Municipal Bonds (cost $10,435,300)		11,769,485

Sovereign Bonds 2.9%
BRAZIL 0.4%
Brazilian Government International Bond 10.50%, 07/14/14 (e)	2,250,000	2,790,000
7.13%, 01/20/37	1,345,000	1,798,937

		4,588,937

CANADA 0.4%
Canada Government International Bond, 2.38%, 09/10/14	240,000	252,269
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	117,635
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	715,912
Province of Ontario Canada 4.38%, 02/15/13	297,000	310,971
4.10%, 06/16/14	1,845,000	1,998,652
4.50%, 02/03/15	463,000	510,973
4.75%, 01/19/16	205,000	231,355
2.30%, 05/10/16	400,000	409,343
Province of Quebec Canada 4.60%, 05/26/15 (e)	246,000	274,156
3.50%, 07/29/20	400,000	422,674
7.50%, 09/15/29	402,000	612,063

		5,856,003

CHILE 0.0%†
Chile Government International Bond, 5.50%, 01/15/13	123,000	129,310

CHINA 0.0%†
China Government International Bond, 4.75%, 10/29/13	205,000	218,582

COLOMBIA 0.1%
Colombia Government International Bond 7.38%, 03/18/19	850,000	1,071,000
7.38%, 09/18/37	250,000	340,000

		1,411,000

26	Annual Report 2011

Sovereign Bonds (continued)

	Principal Amount	Market Value

HUNGARY 0.0%†
Hungary Government International Bond 6.25%, 01/29/20	$350,000	$337,750
6.38%, 03/29/21 (e)	220,000	211,750

		549,500

ITALY 0.2%
Italian Republic 4.38%, 06/15/13 (e)	390,000	387,660
2.13%, 09/16/13	400,000	383,681
4.50%, 01/21/15	652,000	637,332
4.75%, 01/25/16	287,000	276,235
6.88%, 09/27/23	174,000	172,414
5.38%, 06/15/33	384,000	334,891

		2,192,213

MEXICO 0.2%
Mexico Government International Bond 6.38%, 01/16/13	1,120,000	1,187,200
5.13%, 01/15/20	500,000	557,000
6.75%, 09/27/34	973,000	1,213,818
5.75%, 10/12/10	200,000	203,200

		3,161,218

PANAMA 0.1%
Panama Government International Bond 5.20%, 01/30/20	500,000	558,000
6.70%, 01/26/36	250,000	315,625

		873,625

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19	1,370,000	1,698,800

POLAND 0.1%
Poland Government International Bond 5.00%, 10/19/15	156,000	166,452
6.38%, 07/15/19	250,000	280,500
5.13%, 04/21/21	125,000	127,500
5.00%, 03/23/22	100,000	98,750

		673,202

SOUTH AFRICA 0.0%†
South Africa Government International Bond 6.50%, 06/02/14	144,000	158,933
6.25%, 03/08/41	100,000	116,000

		274,933

Sovereign Bonds (continued)

	Principal Amount	Market Value

SOUTH KOREA 0.1%
Republic of Korea, 4.25%, 06/01/13	$942,000	$980,549

SUPRANATIONAL 1.2%
African Development Bank, 2.50%, 03/15/16	250,000	264,813
Asian Development Bank, 2.63%, 02/09/15 (e)	2,765,000	2,925,801
Council Of Europe Development Bank, 1.50%, 01/15/15 (e)	200,000	203,197
European Bank for Reconstruction & Development, 2.50%, 03/15/16 (e)	350,000	370,393
European Investment Bank 4.25%, 07/15/13	2,500,000	2,654,000
3.00%, 04/08/14	905,000	953,568
4.63%, 05/15/14	630,000	691,361
3.13%, 06/04/14	200,000	212,052
4.63%, 10/20/15	1,675,000	1,901,989
2.50%, 05/16/16	700,000	736,567
5.13%, 09/13/16	250,000	293,740
5.13%, 05/30/17	500,000	592,761
4.00%, 02/16/21	350,000	393,102
Inter-American Development Bank 3.00%, 04/22/14	250,000	264,588
5.13%, 09/13/16	65,000	76,334
1.75%, 08/24/18 (e)	500,000	498,275
6.80%, 10/15/25	287,000	400,677
International Bank for Reconstruction & Development 1.13%, 08/25/14	900,000	913,780
7.63%, 01/19/23	677,000	977,332
International Finance Corp., 2.25%, 04/11/16	250,000	258,291

		15,582,621

Total Sovereign Bonds (cost $36,009,000)		38,190,493

U.S. Government Mortgage Backed Agencies 32.0%
Fannie Mae Pool Pool# 969977 5.00%, 05/01/23	3,204,811	3,442,435
Pool# 990972 6.00%, 09/01/23	188,856	204,807
Pool# 995517 5.50%, 01/01/24	1,347,515	1,461,753
Pool# AA2549 4.00%, 04/01/24	3,584,356	3,770,032

2011 Annual Report	27

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 935348 5.50%, 06/01/24	$206,333	$225,417
Pool# AC1374 4.00%, 08/01/24	641,995	684,481
Pool# AC1529 4.50%, 09/01/24	355,146	378,419
Pool# AD0244 4.50%, 10/01/24	244,024	260,015
Pool# AD4089 4.50%, 05/01/25	2,452,245	2,612,177
Pool# 890216 4.50%, 07/01/25	485,756	517,436
Pool# AB1609 4.00%, 10/01/25	1,493,760	1,570,673
3.50%, 11/25/25	2,000,000	2,077,812
5.00%, 11/25/25	3,000,000	3,220,313
Pool# AH1361 3.50%, 12/01/25	715,612	744,564
Pool# AH1518 3.50%, 12/01/25	694,373	722,466
Pool# AH2717 3.50%, 01/01/26	1,329,893	1,383,698
Pool# AE6384 4.00%, 01/01/26	95,217	100,120
Pool# AH5616 3.50%, 02/01/26	2,823,156	2,937,376
3.00%, 11/25/26	1,000,000	1,024,063
4.00%, 11/25/26	4,000,000	4,203,125
4.50%, 11/25/26	1,000,000	1,064,688
Pool# 930770 4.50%, 03/01/29	1,051,422	1,114,836
Pool# 930998 4.50%, 04/01/29	650,996	690,259
Pool# MA0243 5.00%, 11/01/29	148,761	160,174
Pool# MA0268 5.00%, 12/01/29	109,880	118,309
Pool# AB1038 5.00%, 05/01/30	130,409	140,413
Pool# AD5655 5.00%, 05/01/30	238,109	256,376
Pool# MA0443 5.00%, 05/01/30	180,202	194,027
Pool# MA0559 5.00%, 09/01/30	46,388	49,947
Pool# AH1515 4.00%, 12/01/30	1,802,816	1,891,795
Pool# AD0716 6.50%, 12/01/30	5,307,571	6,010,513
Pool# MA0641 4.00%, 02/01/31	1,914,090	2,008,561
Pool# 560868 7.50%, 02/01/31	624	731

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 607212 7.50%, 10/01/31	$29,396	$34,418
Pool# 607559 6.50%, 11/01/31	1,128	1,272
Pool# 607632 6.50%, 11/01/31	190	214
Pool# 661664 7.50%, 09/01/32	14,297	16,758
Pool# 656559 6.50%, 02/01/33	129,583	145,773
Pool# 694846 6.50%, 04/01/33	19,335	21,702
Pool# 555421 5.00%, 05/01/33	13,520,074	14,591,117
Pool# 254767 5.50%, 06/01/33	4,457,481	4,865,619
Pool# 750229 6.50%, 10/01/33	97,932	109,923
Pool# 725228 6.00%, 03/01/34	3,735,074	4,144,516
Pool# 725424 5.50%, 04/01/34	5,280,363	5,763,846
Pool# 788027 6.50%, 09/01/34	104,934	117,389
Pool# 735141 5.50%, 01/01/35	2,796,781	3,052,424
Pool# 735227 5.50%, 02/01/35	3,051,564	3,330,496
Pool# 256023 6.00%, 12/01/35	2,236,796	2,466,068
Pool# 995050 6.00%, 09/01/37	9,120,546	10,029,750
Pool# 955194 7.00%, 11/01/37	1,518,879	1,742,452
Pool# 970320 5.50%, 02/01/38	3,431,563	3,727,000
Pool# 934986 4.00%, 02/01/39	1,110,048	1,155,296
Pool# AA6013 4.50%, 05/01/39	6,351,001	6,724,123
Pool# 190396 4.50%, 06/01/39	6,763,598	7,160,959
Pool# AA9611 4.00%, 07/01/39	3,693,204	3,843,746
Pool# AA9809 4.50%, 07/01/39	8,403,907	8,897,637
Pool# AC0397 4.50%, 07/01/39	1,605,932	1,700,281
Pool# 994002 4.00%, 08/01/39	3,406,907	3,547,376
Pool# AC1454 4.00%, 08/01/39	4,351,042	4,528,398

28	Annual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# AC1921 4.00%, 09/01/39	$2,648,795	$2,756,764
Pool# AC2651 4.00%, 10/01/39	990,845	1,031,233
Pool# AC7249 4.00%, 11/01/39	2,834,801	2,950,352
Pool# AC9890 3.28%, 04/01/40 (a)	6,764,204	7,066,478
Pool# AC9895 3.30%, 04/01/40 (a)	4,388,875	4,584,160
Pool# AD2888 4.50%, 04/01/40	2,680,603	2,838,088
Pool# AD7992 4.50%, 07/01/40	2,669,884	2,826,740
Pool# AB1388 4.50%, 08/01/40	3,420,493	3,621,447
Pool# AD9153 4.50%, 08/01/40	2,612,054	2,765,512
Pool# AD8536 5.00%, 08/01/40	9,992,026	10,764,847
Pool# AB1735 3.50%, 11/01/40	53,185	54,115
Pool# MA0583 4.00%, 12/01/40	1,930,896	2,009,603
Pool# 932888 3.50%, 01/01/41	319,029	324,606
Pool# 932891 3.50%, 01/01/41	52,018	52,927
Pool# AB2066 3.50%, 01/01/41	609,587	620,243
Pool# AB2067 3.50%, 01/01/41	1,201,460	1,222,462
Pool# AB2068 3.50%, 01/01/41	698,741	710,956
Pool# AE6392 4.00%, 02/01/41	1,906,071	1,983,468
Pool# AJ1249 3.31%, 09/01/41 (a)	1,140,444	1,180,852
3.50%, 11/25/41	1,000,000	1,016,250
4.50%, 11/25/41	3,000,000	3,172,031
Fannie Mae Pool TBA 5.50%, 11/25/24	1,000,000	1,083,438
5.00%, 11/25/39	3,000,000	3,226,875
Freddie Mac Gold Pool Pool# G11130 6.00%, 12/01/11	46	46
Pool# M80981 4.50%, 07/01/12	27,020	27,748
Pool# E00507 7.50%, 09/01/12	175	181
Pool# G10749 6.00%, 10/01/12	4,023	4,352

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# M81009 4.50%, 02/01/13	$17,106	$17,541
Pool# E69050 6.00%, 02/01/13	4,991	5,400
Pool# E72896 7.00%, 10/01/13	2,829	2,972
Pool# G11612 6.00%, 04/01/14	21	21
Pool# E00677 6.00%, 06/01/14	15,442	16,389
Pool# E00802 7.50%, 02/01/15	9,503	10,287
Pool# G11001 6.50%, 03/01/15	5,694	6,039
Pool# G11003 7.50%, 04/01/15	521	562
Pool# G11164 7.00%, 05/01/15	1,711	1,824
Pool# E81396 7.00%, 10/01/15	308	333
Pool# E81394 7.50%, 10/01/15	3,516	3,826
Pool# E84097 6.50%, 12/01/15	1,711	1,844
Pool# E00938 7.00%, 01/01/16	4,828	5,217
Pool# E82132 7.00%, 01/01/16	1,025	1,107
Pool# E82815 6.00%, 03/01/16	2,237	2,421
Pool# E83231 6.00%, 04/01/16	1,030	1,116
Pool# E83233 6.00%, 04/01/16	2,394	2,594
Pool# G11972 6.00%, 04/01/16	57,115	61,787
Pool# E00975 6.00%, 05/01/16	13,975	14,890
Pool# E83355 6.00%, 05/01/16	3,211	3,480
Pool# E83636 6.00%, 05/01/16	5,805	6,291
Pool# E83933 6.50%, 05/01/16	232	254
Pool# E00985 6.00%, 06/01/16	7,797	8,311
Pool# E00987 6.50%, 06/01/16	7,366	8,056
Pool# E84236 6.50%, 06/01/16	2,099	2,298
Pool# E00996 6.50%, 07/01/16	928	1,006

2011 Annual Report	29

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# E84912 6.50%, 08/01/16	$5,642	$6,178
Pool# E85117 6.50%, 08/01/16	2,466	2,700
Pool# E85387 6.00%, 09/01/16	5,256	5,695
Pool# E85800 6.50%, 10/01/16	2,428	2,659
Pool# E86183 6.00%, 11/01/16	1,174	1,273
Pool# E01083 7.00%, 11/01/16	2,185	2,380
Pool# G11207 7.00%, 11/01/16	4,860	5,247
Pool# E86746 5.50%, 12/01/16	15,187	16,383
Pool# E86533 6.00%, 12/01/16	3,595	3,896
Pool# E01095 6.00%, 01/01/17	3,532	3,775
Pool# E87584 6.00%, 01/01/17	2,791	3,025
Pool# E86995 6.50%, 01/01/17	8,824	9,663
Pool# E87291 6.50%, 01/01/17	12,579	13,774
Pool# E87446 6.50%, 01/01/17	1,927	2,110
Pool# E88076 6.00%, 02/01/17	4,515	4,902
Pool# E01127 6.50%, 02/01/17	5,481	5,987
Pool# E88055 6.50%, 02/01/17	21,027	23,026
Pool# E88106 6.50%, 02/01/17	14,861	16,274
Pool# E01137 6.00%, 03/01/17	5,313	5,686
Pool# E88134 6.00%, 03/01/17	1,587	1,723
Pool# E88474 6.00%, 03/01/17	4,417	4,795
Pool# E88768 6.00%, 03/01/17	9,533	10,331
Pool# E01138 6.50%, 03/01/17	3,588	3,919
Pool# E01139 6.00%, 04/01/17	24,816	26,575
Pool# E88729 6.00%, 04/01/17	3,915	4,250
Pool# E89149 6.00%, 04/01/17	5,027	5,457

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# E89151 6.00%, 04/01/17	$4,530	$4,918
Pool# E89217 6.00%, 04/01/17	4,358	4,731
Pool# E89222 6.00%, 04/01/17	20,288	22,024
Pool# E89347 6.00%, 04/01/17	1,654	1,795
Pool# E89496 6.00%, 04/01/17	3,461	3,757
Pool# E89203 6.50%, 04/01/17	2,991	3,276
Pool# E01140 6.00%, 05/01/17	21,825	23,372
Pool# E89530 6.00%, 05/01/17	14,533	15,776
Pool# E89746 6.00%, 05/01/17	37,049	40,218
Pool# E89788 6.00%, 05/01/17	3,800	4,125
Pool# E89909 6.00%, 05/01/17	4,288	4,655
Pool# G11409 6.00%, 05/01/17	32,200	34,895
Pool# E01156 6.50%, 05/01/17	9,033	9,868
Pool# E89924 6.50%, 05/01/17	13,325	14,591
Pool# B15071 6.00%, 06/01/17	72,880	79,525
Pool# E01157 6.00%, 06/01/17	15,764	16,901
Pool# E90194 6.00%, 06/01/17	3,592	3,899
Pool# E90227 6.00%, 06/01/17	3,504	3,804
Pool# E90313 6.00%, 06/01/17	1,824	1,980
Pool# E90591 5.50%, 07/01/17	17,252	18,632
Pool# E90594 6.00%, 07/01/17	13,959	15,153
Pool# E90645 6.00%, 07/01/17	17,841	19,368
Pool# E90667 6.00%, 07/01/17	4,333	4,704
Pool# E01186 5.50%, 08/01/17	47,271	50,780
Pool# E01205 6.50%, 08/01/17	6,947	7,589
Pool# G11295 5.50%, 09/01/17	30,149	32,561

30	Annual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G11458 6.00%, 09/01/17	$7,639	$8,264
Pool# G11434 6.50%, 01/01/18	9,043	9,903
Pool# E01311 5.50%, 02/01/18	552,314	594,746
Pool# G11399 5.50%, 04/01/18	41,080	44,315
Pool# B10210 5.50%, 10/01/18	109,306	118,254
Pool# B10653 5.50%, 11/01/18	71,021	76,835
Pool# B11548 5.50%, 12/01/18	40,322	43,623
Pool# G11531 5.50%, 02/01/19	23,415	25,332
Pool# B12908 5.50%, 03/01/19	21,319	23,124
Pool# E01604 5.50%, 03/01/19	47,519	51,212
Pool# B13430 5.50%, 04/01/19	51,075	55,256
Pool# B13600 5.50%, 04/01/19	37,480	40,548
Pool# B15396 5.50%, 06/01/19	46,015	49,796
Pool# G18007 6.00%, 07/01/19	23,977	26,028
Pool# G18006 5.50%, 08/01/19	38,662	41,828
Pool# B16087 6.00%, 08/01/19	52,519	57,307
Pool# G18022 5.50%, 11/01/19	95,001	102,778
Pool# B14288 5.50%, 12/01/19	44,203	47,822
Pool# B18437 5.50%, 05/01/20	36,316	39,267
Pool# G18062 6.00%, 06/01/20	40,173	43,609
Pool# J02325 5.50%, 07/01/20	82,961	89,700
Pool# J00935 5.00%, 12/01/20	56,802	61,201
Pool# J00854 5.00%, 01/01/21	218,086	234,951
Pool# J00871 5.00%, 01/01/21	85,425	92,032
Pool# G18096 5.50%, 01/01/21	26,159	28,284
Pool# J00855 5.50%, 01/01/21	67,394	72,869

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# J01189 5.00%, 02/01/21	$81,259	$87,441
Pool# J01279 5.50%, 02/01/21	41,206	44,450
Pool# J01570 5.50%, 04/01/21	33,985	36,661
Pool# J01633 5.50%, 04/01/21	129,811	140,033
Pool# J01757 5.00%, 05/01/21	85,475	91,978
Pool# J01771 5.00%, 05/01/21	31,585	34,028
Pool# J01879 5.00%, 05/01/21	21,049	22,723
Pool# J06015 5.00%, 05/01/21	89,160	96,046
Pool# J05950 5.50%, 05/01/21	233,531	251,919
Pool# G18122 5.00%, 06/01/21	58,196	62,624
Pool# G18123 5.50%, 06/01/21	83,999	90,613
Pool# J01980 6.00%, 06/01/21	44,709	48,785
Pool# J03074 5.00%, 07/01/21	50,931	54,806
Pool# J03028 5.50%, 07/01/21	27,308	29,496
Pool# G12245 6.00%, 07/01/21	37,368	40,589
Pool# G12310 5.50%, 08/01/21	22,503	24,275
Pool# G12348 6.00%, 08/01/21	58,466	63,504
Pool# G12412 5.50%, 11/01/21	32,521	35,082
Pool# J09912 4.00%, 06/01/24	6,181,817	6,490,715
Pool# C00351 8.00%, 07/01/24	913	1,077
4.50%, 11/15/24	6,800,000	7,215,438
Pool# D60780 8.00%, 06/01/25	2,517	2,974
Pool# G30267 5.00%, 08/01/25	1,132,043	1,229,217
Pool# J13883 3.50%, 12/01/25	1,842,793	1,913,395
Pool# E02896 3.50%, 05/01/26	1,911,627	1,985,464
3.00%, 11/15/26	1,000,000	1,022,969
4.00%, 11/15/26	1,000,000	1,047,969
Pool# D82854 7.00%, 10/01/27	2,442	2,807

2011 Annual Report	31

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# C00566 7.50%, 12/01/27	$3,565	$4,138
Pool# C00678 7.00%, 11/01/28	4,789	5,514
Pool# C18271 7.00%, 11/01/28	2,936	3,380
Pool# C91244 4.50%, 04/01/29	791,025	838,750
Pool# C00836 7.00%, 07/01/29	2,188	2,523
Pool# A16201 7.00%, 08/01/29	12,192	13,883
Pool# C31282 7.00%, 09/01/29	301	347
Pool# C31285 7.00%, 09/01/29	4,941	5,695
Pool# A18212 7.00%, 11/01/29	38,866	44,462
Pool# C32914 8.00%, 11/01/29	2,713	3,208
Pool# C37436 8.00%, 01/01/30	3,622	4,283
Pool# C36306 7.00%, 02/01/30	1,016	1,172
Pool# C36429 7.00%, 02/01/30	1,265	1,460
Pool# C00921 7.50%, 02/01/30	3,477	4,053
Pool# G01108 7.00%, 04/01/30	1,620	1,868
Pool# C37703 7.50%, 04/01/30	1,920	2,239
Pool# C41561 8.00%, 08/01/30	1,812	2,148
Pool# C01051 8.00%, 09/01/30	6,388	7,355
Pool# C43550 7.00%, 10/01/30	3,865	4,461
Pool# C44017 7.50%, 10/01/30	672	740
Pool# C43967 8.00%, 10/01/30	32,800	38,873
Pool# C44978 7.00%, 11/01/30	1,458	1,683
Pool# C44957 8.00%, 11/01/30	3,850	4,562
Pool# C01106 7.00%, 12/01/30	27,330	31,541
Pool# C01103 7.50%, 12/01/30	2,666	3,108
Pool# C01116 7.50%, 01/01/31	2,455	2,862

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# C46932 7.50%, 01/01/31	$4,028	$4,696
Pool# C47287 7.50%, 02/01/31	4,346	5,066
Pool# C48851 7.00%, 03/01/31	4,233	4,891
Pool# G01217 7.00%, 03/01/31	27,131	31,312
Pool# C48206 7.50%, 03/01/31	3,768	4,380
Pool# C91366 4.50%, 04/01/31	617,303	654,546
Pool# C91377 4.50%, 06/01/31	353,225	374,536
Pool# C53324 7.00%, 06/01/31	5,170	5,972
Pool# C01209 8.00%, 06/01/31	1,469	1,742
Pool# C54792 7.00%, 07/01/31	24,890	28,755
Pool# C55071 7.50%, 07/01/31	578	674
Pool# G01309 7.00%, 08/01/31	5,016	5,795
Pool# C01222 7.00%, 09/01/31	4,284	4,950
Pool# G01311 7.00%, 09/01/31	35,929	41,467
Pool# G01315 7.00%, 09/01/31	1,353	1,562
Pool# C58647 7.00%, 10/01/31	2,225	2,571
Pool# C58694 7.00%, 10/01/31	10,752	12,422
Pool# C60012 7.00%, 11/01/31	1,634	1,888
Pool# C61298 8.00%, 11/01/31	4,924	5,842
Pool# C61105 7.00%, 12/01/31	5,236	6,049
Pool# C01305 7.50%, 12/01/31	3,163	3,692
Pool# C62218 7.00%, 01/01/32	2,600	3,004
Pool# C63171 7.00%, 01/01/32	15,594	18,017
Pool# C64121 7.50%, 02/01/32	5,278	6,160
Pool# C01345 7.00%, 04/01/32	20,284	23,455
Pool# C66744 7.00%, 04/01/32	919	1,063

32	Annual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G01391 7.00%, 04/01/32	$59,503	$68,673
Pool# C65717 7.50%, 04/01/32	3,784	4,421
Pool# C01370 8.00%, 04/01/32	4,415	5,235
Pool# C66916 7.00%, 05/01/32	21,436	24,787
Pool# C67235 7.00%, 05/01/32	28,790	33,291
Pool# C01381 8.00%, 05/01/32	19,395	23,011
Pool# C68290 7.00%, 06/01/32	6,589	7,619
Pool# C68300 7.00%, 06/01/32	29,805	34,464
Pool# C68307 8.00%, 06/01/32	1,165	1,168
Pool# G01449 7.00%, 07/01/32	41,042	47,367
Pool# C68988 7.50%, 07/01/32	2,963	3,442
Pool# C69908 7.00%, 08/01/32	23,349	26,998
Pool# C70211 7.00%, 08/01/32	11,289	13,053
Pool# C71089 7.50%, 09/01/32	4,297	5,020
Pool# G01536 7.00%, 03/01/33	33,680	38,944
Pool# A16419 6.50%, 11/01/33	19,790	22,283
Pool# A16522 6.50%, 12/01/33	139,632	157,220
Pool# A17177 6.50%, 12/01/33	10,686	12,072
Pool# A17262 6.50%, 12/01/33	16,144	18,207
Pool# C01806 7.00%, 01/01/34	26,058	30,132
Pool# A21356 6.50%, 04/01/34	80,855	90,736
Pool# C01851 6.50%, 04/01/34	74,337	83,421
Pool# A22067 6.50%, 05/01/34	131,031	147,043
Pool# A24301 6.50%, 05/01/34	86,886	97,504
Pool# A24988 6.50%, 07/01/34	39,642	44,487
Pool# G01741 6.50%, 10/01/34	52,868	59,659

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G08023 6.50%, 11/01/34	$101,934	$114,391
Pool# A33137 6.50%, 01/01/35	24,578	27,582
Pool# A31989 6.50%, 04/01/35	32,330	36,241
Pool# G08064 6.50%, 04/01/35	59,505	66,702
Pool# G01947 7.00%, 05/01/35	48,268	55,813
Pool# G01837 5.00%, 07/01/35	5,807,175	6,242,146
Pool# A37135 5.50%, 09/01/35	1,397,148	1,517,025
Pool# A46935 6.50%, 09/01/35	33,780	37,866
Pool# A38255 5.50%, 10/01/35	1,114,922	1,210,583
Pool# A38531 5.50%, 10/01/35	1,585,045	1,721,043
Pool# G08088 6.50%, 10/01/35	367,775	412,260
Pool# A39759 5.50%, 11/01/35	84,163	91,385
Pool# A47682 6.50%, 11/01/35	180,619	202,467
Pool# A40376 5.50%, 12/01/35	70,928	77,013
Pool# A42305 5.50%, 01/01/36	311,836	337,812
Pool# A41548 7.00%, 01/01/36	70,973	81,598
Pool# G08111 5.50%, 02/01/36	1,683,050	1,823,250
Pool# A48303 7.00%, 02/01/36	17,958	20,606
Pool# A43452 5.50%, 03/01/36	35,455	38,408
Pool# A43861 5.50%, 03/01/36	938,783	1,016,984
Pool# A43884 5.50%, 03/01/36	1,105,185	1,223,495
Pool# A43885 5.50%, 03/01/36	885,393	980,175
Pool# A43886 5.50%, 03/01/36	1,501,794	1,662,563
Pool# A48378 5.50%, 03/01/36	780,082	863,591
Pool# G08116 5.50%, 03/01/36	319,850	346,494
Pool# A43534 6.50%, 03/01/36	92,412	103,127

2011 Annual Report	33

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A48735 5.50%, 05/01/36	$103,982	$112,644
Pool# G08136 6.50%, 06/01/36	70,493	78,667
Pool# A49960 7.00%, 06/01/36	8,703	9,986
Pool# G02390 6.00%, 09/01/36	912,647	1,000,650
Pool# A53039 6.50%, 10/01/36	156,452	174,447
Pool# A53219 6.50%, 10/01/36	99,441	110,972
Pool# A57803 6.50%, 02/01/37	159,474	177,967
Pool# A64982 6.50%, 08/01/37	231,057	256,983
Pool# A66192 6.50%, 09/01/37	332,691	370,021
Pool# A72132 6.50%, 01/01/38	257,187	285,911
Pool# A74187 6.50%, 02/01/38	137,803	156,366
Pool# G04251 6.50%, 04/01/38	52,827	58,689
Pool# G04473 5.50%, 06/01/38	6,974,782	7,544,888
Pool# A79540 6.50%, 07/01/38	62,886	69,863
Pool# G04569 6.50%, 08/01/38	53,803	59,840
Pool# A81341 6.00%, 09/01/38	6,634,003	7,253,997
Pool# A81998 6.50%, 09/01/38	63,831	70,913
Pool# A82297 6.50%, 10/01/38	152,666	169,605
Pool# A83464 6.50%, 11/01/38	86,071	95,621
Pool# G05232 6.50%, 12/01/38	290,963	323,247
Pool# A84168 6.50%, 01/01/39	33,088	36,760
Pool# A84252 6.50%, 01/01/39	115,858	128,133
Pool# A84287 6.50%, 01/01/39	77,650	86,363
Pool# A84584 6.50%, 02/01/39	76,177	84,629
Pool# A85442 5.00%, 03/01/39	4,380,253	4,701,499
Pool# G05449 4.50%, 05/01/39	3,842,695	4,057,721

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G05459 5.50%, 05/01/39	$5,806,864	$6,279,692
Pool# G05535 4.50%, 07/01/39	6,679,933	7,053,723
Pool# A88133 4.50%, 08/01/39	4,365,525	4,609,806
Pool# A87958 6.00%, 08/01/39	2,884,117	3,149,603
Pool# A91165 5.00%, 02/01/40	9,753,821	10,472,213
Pool# A91538 4.50%, 03/01/40	2,834,611	2,994,114
Pool# G05894 4.50%, 04/01/40	4,595,937	4,853,112
Pool# A93996 4.50%, 09/01/40	2,639,575	2,788,103
Pool# A95407 4.00%, 12/01/40	3,861,964	4,012,746
Pool# A96049 4.00%, 01/01/41	3,864,313	4,015,187
Pool# A96050 4.00%, 01/01/41	3,919,870	4,072,913
Pool# A97040 4.00%, 02/01/41	969,751	1,007,613
4.00%, 11/15/41	1,000,000	1,037,188
5.00%, 11/15/41	1,000,000	1,072,031
Freddie Mac Gold Pool TBA 4.50%, 11/15/39	2,000,000	2,108,750
Freddie Mac Non Gold Pool Pool# 1B8478, 3.34%, 07/01/41 (a)	848,210	880,273
Ginnie Mae I Pool Pool# 279461 9.00%, 11/15/19	943	1,103
Pool# 376510 7.00%, 05/15/24	3,143	3,649
Pool# 457801 7.00%, 08/15/28	4,594	5,363
Pool# 486936 6.50%, 02/15/29	3,601	4,124
Pool# 502969 6.00%, 03/15/29	12,957	14,587
Pool# 487053 7.00%, 03/15/29	5,499	6,430
Pool# 781014 6.00%, 04/15/29	9,971	11,213
Pool# 509099 7.00%, 06/15/29	3,152	3,685
Pool# 470643 7.00%, 07/15/29	12,466	14,577
Pool# 434505 7.50%, 08/15/29	338	397

34	Annual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 416538 7.00%, 10/15/29	$696	$814
Pool# 524269 8.00%, 11/15/29	6,732	7,268
Pool# 781124 7.00%, 12/15/29	21,543	25,129
Pool# 525561 8.00%, 01/15/30	1,686	1,787
Pool# 507396 7.50%, 09/15/30	67,773	79,664
Pool# 531352 7.50%, 09/15/30	6,578	7,733
Pool# 536334 7.50%, 10/15/30	517	600
Pool# 540659 7.00%, 01/15/31	773	907
Pool# 486019 7.50%, 01/15/31	1,698	2,001
Pool# 535388 7.50%, 01/15/31	2,351	2,771
Pool# 537406 7.50%, 02/15/31	844	995
Pool# 528589 6.50%, 03/15/31	60,186	68,932
Pool# 508473 7.50%, 04/15/31	9,921	11,692
Pool# 544470 8.00%, 04/15/31	2,891	3,138
Pool# 781287 7.00%, 05/15/31	11,397	13,321
Pool# 549742 7.00%, 07/15/31	4,615	5,423
Pool# 781319 7.00%, 07/15/31	3,532	4,134
Pool# 485879 7.00%, 08/15/31	12,906	15,164
Pool# 572554 6.50%, 09/15/31	108,499	124,267
Pool# 555125 7.00%, 09/15/31	705	829
Pool# 781328 7.00%, 09/15/31	10,811	12,633
Pool# 550991 6.50%, 10/15/31	3,027	3,467
Pool# 571267 7.00%, 10/15/31	1,306	1,534
Pool# 574837 7.50%, 11/15/31	2,183	2,571
Pool# 555171 6.50%, 12/15/31	1,192	1,366
Pool# 781380 7.50%, 12/15/31	3,269	3,835

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 781481 7.50%, 01/15/32	$16,537	$19,387
Pool# 580972 6.50%, 02/15/32	2,886	3,306
Pool# 781401 7.50%, 02/15/32	9,007	10,849
Pool# 781916 6.50%, 03/15/32	202,082	229,961
Pool# 552474 7.00%, 03/15/32	8,845	10,384
Pool# 781478 7.50%, 03/15/32	5,874	6,892
Pool# 781429 8.00%, 03/15/32	9,310	11,055
Pool# 781431 7.00%, 04/15/32	38,920	45,563
Pool# 568715 7.00%, 05/15/32	37,171	43,636
Pool# 552616 7.00%, 06/15/32	48,101	56,504
Pool# 570022 7.00%, 07/15/32	49,968	58,659
Pool# 583645 8.00%, 07/15/32	5,120	6,069
Pool# 595077 6.00%, 10/15/32	23,245	26,102
Pool# 596657 7.00%, 10/15/32	4,401	5,167
Pool# 552903 6.50%, 11/15/32	204,670	234,414
Pool# 552952 6.00%, 12/15/32	23,044	25,877
Pool# 588192 6.00%, 02/15/33	12,582	14,129
Pool# 602102 6.00%, 02/15/33	21,599	24,253
Pool# 553144 5.50%, 04/15/33	113,386	126,595
Pool# 604243 6.00%, 04/15/33	57,239	64,274
Pool# 611526 6.00%, 05/15/33	21,770	24,445
Pool# 553320 6.00%, 06/15/33	61,976	69,593
Pool# 572733 6.00%, 07/15/33	7,897	8,867
Pool# 573916 6.00%, 11/15/33	57,779	64,880
Pool# 604788 6.50%, 11/15/33	151,185	170,888
Pool# 604875 6.00%, 12/15/33	118,710	133,300

2011 Annual Report	35

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 781688 6.00%, 12/15/33	$115,549	$129,750
Pool# 781690 6.00%, 12/15/33	49,249	55,302
Pool# 781699 7.00%, 12/15/33	18,580	21,748
Pool# 621856 6.00%, 01/15/34	39,838	44,684
Pool# 564799 6.00%, 03/15/34	287,549	322,978
Pool# 630038 6.50%, 08/15/34	92,022	104,014
Pool# 781804 6.00%, 09/15/34	151,911	170,581
Pool# 781847 6.00%, 12/15/34	134,346	150,857
Pool# 486921 5.50%, 02/15/35	57,199	63,738
Pool# 781902 6.00%, 02/15/35	119,058	133,342
Pool# 649454 5.50%, 09/15/35	637,466	710,333
Pool# 649510 5.50%, 10/15/35	958,636	1,068,215
Pool# 649513 5.50%, 10/15/35	1,291,965	1,439,646
Pool# 652207 5.50%, 03/15/36	994,324	1,105,806
Pool# 652539 5.00%, 05/15/36	82,506	90,836
Pool# 655519 5.00%, 05/15/36	121,943	134,255
Pool# 606308 5.50%, 05/15/36	149,081	165,796
Pool# 606314 5.50%, 05/15/36	73,452	81,687
Pool# 655457 6.00%, 05/15/36	49,263	55,148
Pool# 656666 6.00%, 06/15/36	246,035	275,427
Pool# 657912 6.50%, 08/15/36	33,079	37,276
Pool# 697957 4.50%, 03/15/39	12,149,396	13,253,875
Pool# 704630 5.50%, 07/15/39	217,278	241,368
Pool# 722292 5.00%, 09/15/39	3,805,792	4,187,672
Pool# 733312 4.00%, 09/15/40	236,552	252,930
Pool# 755655 4.00%, 12/15/40	154,519	165,217

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 755656 4.00%, 12/15/40	$183,663	$196,465
Pool# 756631 4.00%, 12/15/40	59,940	64,118
Pool# 757038 4.00%, 12/15/40	488,141	522,168
Pool# 757039 4.00%, 12/15/40	749,339	801,222
Pool# 757043 4.00%, 12/15/40	126,792	135,630
Pool# 757044 4.00%, 12/15/40	204,017	218,142
Pool# 690662 4.00%, 01/15/41	152,020	162,545
Pool# 719486 4.00%, 01/15/41	109,314	116,883
Pool# 742244 4.00%, 01/15/41	601,188	642,814
Pool# 753826 4.00%, 01/15/41	178,149	190,463
Pool# 755958 4.00%, 01/15/41	651,256	696,347
Pool# 755959 4.00%, 01/15/41	485,481	519,322
Pool# 759075 4.00%, 01/15/41	470,585	503,388
Pool# 757555 4.00%, 02/15/41	77,974	83,410
Pool# 757557 4.00%, 02/15/41	120,665	129,020
Pool# 759207 4.00%, 02/15/41	880,903	942,309
Ginnie Mae I Pool TBA 4.50%, 11/15/39	3,000,000	3,260,625
5.00%, 11/15/39	4,000,000	4,395,625
6.00%, 11/15/39	3,000,000	3,351,562
Ginnie Mae II Pool Pool# G23851 5.50%, 05/20/36	3,306,699	3,690,522
Pool# G24559 5.00%, 10/20/39	1,939,986	2,138,891
Pool# G24715 5.00%, 06/20/40	1,743,534	1,921,208
Pool# G24747 5.00%, 07/20/40	3,985,591	4,391,740
Pool# G24771 4.50%, 08/20/40	2,784,449	3,023,656
Pool# G24802 5.00%, 09/20/40	5,184,897	5,713,260
Pool# G24834 4.50%, 10/20/40	6,388,165	6,936,961
Pool# 737727 4.00%, 12/20/40	2,311,319	2,469,184

36	Annual Report 2011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae II Pool (continued)
Pool# 737730 4.00%, 12/20/40	$604,858	$646,170
Pool# G25017 4.50%, 04/20/41	1,938,077	2,104,574
Pool# G25056 5.00%, 05/20/41	983,921	1,084,186
Pool# G25082 4.50%, 06/20/41	2,944,507	3,197,464
Pool# G25175 4.50%, 09/20/41	1,995,651	2,167,093
4.00%, 11/15/41	4,000,000	4,262,500

Total U.S. Government Mortgage Backed Agencies (cost $403,161,082)		418,609,787

U.S. Government Sponsored & Agency Obligations 5.6%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	440,197
Federal Home Loan Banks 4.00%, 09/06/13	3,055,000	3,252,741
3.63%, 10/18/13	3,500,000	3,715,995
4.88%, 05/17/17	605,000	713,959
5.50%, 07/15/36	1,500,000	1,762,760
Federal Home Loan Mortgage Corp. 4.13%, 12/21/12 (e)	2,740,000	2,858,423
0.63%, 12/28/12	3,530,000	3,543,559
4.88%, 11/15/13 (e)	5,292,000	5,773,027
3.75%, 03/27/19 (e)	1,475,000	1,657,637
6.75%, 09/15/29	388,000	555,526
6.25%, 07/15/32	865,000	1,210,542
Federal National Mortgage Association 1.50%, 06/26/13 (e)	5,840,000	5,952,753
1.25%, 08/20/13 (e)	6,500,000	6,598,572
1.45%, 01/24/14	7,100,000	7,119,277
2.50%, 05/15/14 (e)	2,280,000	2,389,629
0.65%, 08/28/14	6,700,000	6,683,076
3.00%, 09/16/14 (e)	3,775,000	4,033,893
4.63%, 10/15/14	1,236,000	1,379,602
4.38%, 10/15/15 (e)	1,182,000	1,335,868
3.00%, 09/01/16	2,700,000	2,722,691
5.38%, 06/12/17 (e)	4,005,000	4,818,736
6.25%, 05/15/29	750,000	1,022,205
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	17,419
Tennessee Valley Authority 6.25%, 12/15/17	35,000	43,844
4.50%, 04/01/18	3,365,000	3,877,526
4.88%, 01/15/48	300,000	352,473

Total U.S. Government Sponsored & Agency Obligations (cost $70,466,376)		73,831,930

U.S. Treasury Bonds 5.9%

	Principal Amount	Market Value

U.S. Treasury Bonds 8.13%, 08/15/19 (e)	$1,500,000	$2,203,593
8.50%, 02/15/20 (e)	1,700,000	2,578,687
8.00%, 11/15/21	2,655,000	4,061,322
6.25%, 08/15/23	2,869,000	3,994,187
6.88%, 08/15/25 (e)	633,000	945,148
6.38%, 08/15/27	6,870,000	10,038,788
5.38%, 02/15/31	3,000,000	4,080,468
4.50%, 02/15/36 (e)	2,610,000	3,236,400
5.00%, 05/15/37	215,000	286,723
4.50%, 05/15/38 (e)	2,370,000	2,951,389
3.50%, 02/15/39 (e)	515,000	544,693
4.25%, 05/15/39	3,095,000	3,712,066
4.50%, 08/15/39 (e)	1,285,000	1,602,637
4.38%, 11/15/39	8,080,000	9,890,421
4.38%, 05/15/40	1,300,000	1,592,500
3.88%, 08/15/40	1,600,000	1,804,750
4.25%, 11/15/40	4,500,000	5,406,327
4.75%, 02/15/41	3,650,000	4,745,000
4.38%, 05/15/41	6,200,000	7,610,500
3.75%, 08/15/41	5,000,000	5,525,000

Total U.S. Treasury Bonds (cost $65,379,164)		76,810,599

U.S. Treasury Notes 27.4%
U.S. Treasury Notes 1.13%, 12/15/12	18,000,000	18,189,846
3.63%, 12/31/12 (e)	2,960,000	3,078,054
1.38%, 02/15/13 (e)	21,420,000	21,743,806
0.13%, 09/30/13 (e)	13,000,000	12,966,980
0.50%, 10/15/13 (e)	9,000,000	9,041,832
0.25%, 10/31/13	8,000,000	7,998,160
1.50%, 12/31/13 (e)	7,000,000	7,181,013
1.25%, 02/15/14	16,000,000	16,340,000
1.88%, 02/28/14 (e)	4,000,000	4,145,000
1.75%, 03/31/14 (e)	3,345,000	3,459,202
1.88%, 04/30/14 (e)	7,475,000	7,758,235
2.25%, 05/31/14 (e)	8,490,000	8,901,239
2.38%, 08/31/14	3,870,000	4,083,756
0.25%, 09/15/14 (e)	8,800,000	8,761,544
2.38%, 09/30/14 (e)	9,535,000	10,076,559
0.50%, 10/15/14	9,500,000	9,522,990
2.13%, 11/30/14	3,520,000	3,699,302
4.00%, 02/15/15	1,400,000	1,559,141
2.38%, 02/28/15 (e)	1,990,000	2,112,664
4.13%, 05/15/15 (e)	1,533,000	1,724,625
1.88%, 06/30/15	5,900,000	6,172,415
1.75%, 07/31/15 (e)	2,250,000	2,343,510
1.38%, 11/30/15 (e)	7,000,000	7,181,566
2.00%, 01/31/16 (e)	19,800,000	20,814,750
2.13%, 02/29/16	10,000,000	10,567,190
2.63%, 04/30/16 (e)	3,055,000	3,293,434

2011 Annual Report	37

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
4.88%, 08/15/16 (e)	$1,833,000	$2,172,105
1.00%, 08/31/16 (e)	16,000,000	16,030,080
3.00%, 09/30/16	1,325,000	1,453,463
3.25%, 12/31/16 (e)	9,325,000	10,348,568
4.63%, 02/15/17 (e)	3,060,000	3,616,060
3.00%, 02/28/17 (e)	1,845,000	2,024,312
4.50%, 05/15/17 (e)	3,595,000	4,239,012
2.75%, 05/31/17	4,335,000	4,699,751
2.50%, 06/30/17 (e)	3,450,000	3,691,500
1.88%, 09/30/17 (e)	1,800,000	1,857,938
1.88%, 10/31/17 (e)	1,800,000	1,856,671
4.25%, 11/15/17 (e)	12,415,000	14,537,195
2.75%, 02/28/18 (e)	2,000,000	2,163,750
2.88%, 03/31/18 (e)	3,500,000	3,810,625
2.38%, 05/31/18	10,000,000	10,553,900
1.38%, 09/30/18 (e)	8,000,000	7,885,000
2.75%, 02/15/19	1,805,000	1,938,824
3.63%, 08/15/19 (e)	3,995,000	4,535,571
3.38%, 11/15/19	9,370,000	10,467,311
3.63%, 02/15/20 (e)	5,410,000	6,146,690
3.50%, 05/15/20	9,600,000	10,812,000
2.63%, 08/15/20 (e)	8,100,000	8,522,083
3.13%, 05/15/21	8,200,000	8,914,302
2.13%, 08/15/21 (e)	3,000,000	2,986,890

Total U.S. Treasury Notes (cost $340,924,323)		357,980,414

Yankee Dollars 0.6%
Chemicals 0.1%
Agrium, Inc., 6.13%, 01/15/41	100,000	120,488
Potash Corp of Saskatchewan, Inc. 4.88%, 03/01/13	115,000	120,695
5.88%, 12/01/36	375,000	453,248

		694,431

Commercial Banks 0.0%†
BBVA US Senior SAU, 3.25%, 05/16/14	400,000	389,846
Westpac Banking Corp., 4.63%, 06/01/18	103,000	107,141

		496,987

Diversified Financial Services 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	884,929

Yankee Dollars (continued)

	Principal Amount	Market Value

Electric Utilities 0.0%†
Hydro Quebec 8.40%, 01/15/22	$153,000	$220,516
8.88%, 03/01/26	109,000	165,350

		385,866

Energy Equipment & Services 0.1%
Encana Corp. 4.75%, 10/15/13	236,000	249,691
6.50%, 08/15/34	250,000	299,440
Weatherford International Ltd., 5.50%, 02/15/16	51,000	56,281

		605,412

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	65,897
Rio Tinto Alcan, Inc., 4.50%, 05/15/13	158,000	165,374
Teck Resources Ltd., 3.85%, 08/15/17	100,000	106,337
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	128,771

		466,379

Oil, Gas & Consumable Fuels 0.2%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	215,071
Enbridge, Inc., 5.60%, 04/01/17	250,000	283,840
Nexen, Inc. 5.88%, 03/10/35	92,000	93,686
6.40%, 05/15/37	250,000	268,765
Petro-Canada, 5.95%, 05/15/35	189,000	215,641
Statoil ASA, 6.80%, 01/15/28	225,000	295,397
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	715,988
Talisman Energy, Inc. 7.25%, 10/15/27	92,000	113,284
5.75%, 05/15/35	250,000	271,000
TransCanada PipeLines Ltd., 5.85%, 03/15/36	500,000	605,900

		3,078,572

Pharmaceuticals 0.0%†
Teva Pharmaceutical Finance III BV, 1.70%, 03/21/14	300,000	301,811

Road & Rail 0.1%
Canadian National Railway Co. 4.40%, 03/15/13	515,000	539,410

38	Annual Report 2011

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Canadian National Railway Co. (continued)
6.90%, 07/15/28	$168,000	$222,738
6.20%, 06/01/36	164,000	209,490

		971,638

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	105,320

Total Yankee Dollars (cost $7,069,022)		7,991,345

Mutual Fund 5.2%

	Shares	Market Value

Money Market Fund 5.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.19% (g)	67,336,315	67,336,315

Total Mutual Fund (cost $67,336,315)		67,336,315

Repurchase Agreement 1.0%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.09%, dated 10/31/11, due 11/01/11, repurchase price $12,752,859, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 4.63%, maturing 02/15/40 - 09/20/41; total market value $13,007,895. (h)	$12,752,827	12,752,827

Total Repurchase Agreement (cost $12,752,827)		12,752,827

Total Investments (cost $1,293,867,143) (i) — 104.8%		$1,368,954,440

Liabilities in excess of other assets — (4.8)%		(62,670,702)

NET ASSETS — 100.0%		$1,306,283,738

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date represents the actual maturity date.
(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2011.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $2,793,560 which represents 0.21% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2011. The maturity date reflects the next call date.

(e)	The security or a portion of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $226,236,064, which was collateralized by a repurchase agreement with a value of $12,752,827 and $216,575,133 of collateral in the form of U.S. government agency securities, interest rates ranging from 0.00% to 9.00% and maturity dates ranging from 11/09/11 to 10/25/51, a total value of $229,327,960.

(f)	Investment in affiliate.

(g)	Represents 7-day effective yield as of October 31, 2011.

(h)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2011 was $12,752,827.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AEC	Aruba Exempt Corporation

AG	Stock Corporation

ASA	Stock Corporation

BA	BA Limited

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

2011 Annual Report	39

Statement of Investments (Continued)

October 31, 2011

Nationwide Bond Index Fund (Continued)

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,862)	$65,040
Investments in non-affiliates, at value (cost $1,281,070,454)*	1,356,136,573
Repurchase agreement, at value and cost	12,752,827

Total Investments	1,368,954,440

Interest and dividends receivable	9,160,516
Security lending income receivable	11,719
Receivable for investments sold	21,331,639
Receivable for capital shares issued	1,515,248
Reclaims receivable	4,553
Prepaid expenses	13,137

Total Assets	1,400,991,252

Liabilities:
Payable for investments purchased	80,521,028
Distributions payable	25,157
Payable for capital shares redeemed	904,914
Cash overdraft (Note 2)	50,426
Payable upon return of securities loaned (Note 2)	12,752,827
Accrued expenses and other payables:
Investment advisory fees	213,473
Fund administration fees	33,866
Distribution fees	42,354
Administrative servicing fees	22,091
Accounting and transfer agent fees	22,017
Trustee fees	499
Custodian fees	7,525
Compliance program costs (Note 3)	1,271
Professional fees	24,404
Printing fees	5,400
Recoupment fees	61,374
Other	18,888

Total Liabilities	94,707,514

Net Assets	$1,306,283,738

Represented by:
Capital	$1,223,065,092
Accumulated distributions in excess of net investment income	(933,732)
Accumulated undistributed net realized gains from investment transactions	9,065,081
Net unrealized appreciation/(depreciation) from investments in affiliates	21,178
Net unrealized appreciation/(depreciation) from investments in non-affiliates	75,066,119

Net Assets	$1,306,283,738

*	Includes value of securities on loan of $226,236,064 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	41

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Bond Index Fund
Net Assets:
Class A Shares	$203,110,754
Class B Shares	263,859
Class C Shares	197,162
Institutional Class Shares	1,102,711,963

Total	$1,306,283,738

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,284,317
Class B Shares	22,453
Class C Shares	16,769
Institutional Class Shares	93,981,351

Total	111,304,890

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.75
Class B Shares (a)	$11.75
Class C Shares (b)	$11.76
Institutional Class Shares	$11.73
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.27

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

42	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$41,341,147
Interest income from affiliates	5,069
Dividend income	71,591
Income from securities lending (Note 2)	137,828
Other income	20,690
Foreign tax withholding	(875)

Total Income	41,575,450

EXPENSES:
Investment advisory fees	2,722,149
Fund administration fees	394,391
Distribution fees Class A	430,418
Distribution fees Class B	2,975
Distribution fees Class C	1,687
Administrative servicing fees Class A	243,494
Registration and filing fees	48,577
Professional fees	51,255
Printing fees	8,508
Trustee fees	33,144
Custodian fees	46,794
Accounting and transfer agent fees	142,712
Compliance program costs (Note 3)	1,410
Recoupment fees (Note 3)	233,334
Other	46,072

Total expenses before earnings credit and fees waived	4,406,920

Earnings credit (Note 6)	(1,045)
Investment advisory fees waived (Note 3)	(308,816)

Net Expenses	4,097,059

NET INVESTMENT INCOME	37,478,391

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,947,467
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,598)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	9,253,221

Net change in unrealized appreciation/(depreciation) from investments	9,247,623

Net realized/unrealized gains from affiliated and non-affiliated investments	22,195,090

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$59,673,481

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	43

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$37,478,391	$36,547,121
Net realized gains from investment transactions	12,947,467	10,403,544
Net change in unrealized appreciation from investments	9,247,623	38,022,117

Change in net assets resulting from operations	59,673,481	84,972,782

Distributions to Shareholders From:
Net investment income:
Class A	(4,982,207)	(5,447,674)
Class B	(6,853)	(13,625)
Class C	(3,881)	(6,539)
Institutional Class	(35,032,473)	(38,712,275)

Change in net assets from shareholder distributions	(40,025,414)	(44,180,113)

Change in net assets from capital transactions	96,613,162	89,191,418

Change in net assets	116,261,229	129,984,087

Net Assets:
Beginning of year	1,190,022,509	1,060,038,422

End of year	$1,306,283,738	$1,190,022,509

Accumulated distributions in excess of net investment income at end of year	$(933,732)	$(934,058)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$61,405,130	$53,816,425
Dividends reinvested	4,687,756	5,074,647
Cost of shares redeemed	(26,528,447)	(39,163,769)

Total Class A	39,564,439	19,727,303

Class B Shares
Proceeds from shares issued	6,750	19,409
Dividends reinvested	2,831	5,041
Cost of shares redeemed	(134,774)	(156,629)

Total Class B	(125,193)	(132,179)

Class C Shares
Proceeds from shares issued	57,555	72,683
Dividends reinvested	1,001	459
Cost of shares redeemed	(119,107)	(16,700)

Total Class C	(60,551)	56,442

Institutional Class Shares
Proceeds from shares issued	214,079,614	123,385,073
Dividends reinvested	35,032,473	38,712,275
Cost of shares redeemed	(191,877,620)	(92,557,496)

Total Institutional Class	57,234,467	69,539,852

Change in net assets from capital transactions	$96,613,162	$89,191,418

The accompanying notes are an integral part of these financial statements.

44	Annual Report 2011

	Nationwide Bond Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	5,316,056	4,767,847
Reinvested	407,996	448,314
Redeemed	(2,319,077)	(3,429,641)

Total Class A Shares	3,404,975	1,786,520

Class B Shares
Issued	580	1,714
Reinvested	246	446
Redeemed	(11,888)	(13,715)

Total Class B Shares	(11,062)	(11,555)

Class C Shares
Issued	4,904	6,408
Reinvested	87	40
Redeemed	(10,532)	(1,492)

Total Class C Shares	(5,541)	4,956

Institutional Class Shares
Issued	18,625,444	10,988,647
Reinvested	3,053,770	3,425,749
Redeemed	(16,526,623)	(8,135,385)

Total Institutional Class Shares	5,152,591	6,279,011

Total change in shares	8,540,963	8,058,932

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$11.59	0.31	0.18	0.49	(0.33)	(0.33)	–	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.32	0.47	0.79	(0.40)	(0.40)	–	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (d)	$10.33	0.42	0.87	1.29	(0.42)	(0.42)	–	$11.20	12.63%		$135,482,548	0.74%	3.87%	0.82%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.82	0.48	(0.49)	(0.01)	(0.48)	(0.48)	–	$10.33	(0.23%	)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (d)	$10.81	0.49	0.01	0.50	(0.49)	(0.49)	–	$10.82	4.77%		$66,184,484	0.73%	4.60%	0.77%	164.97%

Class B Shares
Year Ended October 31, 2011 (d)	$11.60	0.24	0.17	0.41	(0.26)	(0.26)	–	$11.75	3.63%		$263,859	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	(0.32)	–	$11.60	6.57%		$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (d)	$10.32	0.36	0.86	1.22	(0.35)	(0.35)	0.01	$11.20	12.06%		$504,801	1.34%	3.27%	1.41%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.82	0.41	(0.50)	(0.09)	(0.41)	(0.41)	–	$10.32	(0.94%	)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (d)	$10.81	0.43	0.01	0.44	(0.43)	(0.43)	–	$10.82	4.15%		$252,812	1.33%	4.01%	1.37%	164.97%

Class C Shares
Year Ended October 31, 2011 (d)	$11.60	0.24	0.18	0.42	(0.26)	(0.26)	–	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	(0.32)	–	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (d)	$10.33	0.36	0.86	1.22	(0.35)	(0.35)	–	$11.20	11.97%		$194,428	1.32%	3.29%	1.41%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.82	0.41	(0.49)	(0.08)	(0.41)	(0.41)	–	$10.33	(0.87%	)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (d)	$10.81	0.41	0.02	0.43	(0.42)	(0.42)	–	$10.82	4.11%		$62,803	1.33%	3.99%	1.38%	164.97%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$11.58	0.35	0.18	0.53	(0.38)	(0.38)	–	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (d)	$11.19	0.37	0.47	0.84	(0.45)	(0.45)	–	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (d)	$10.31	0.47	0.87	1.34	(0.46)	(0.46)	–	$11.19	13.22%		$923,856,645	0.32%	4.29%	0.41%	338.41%	(e)
Year Ended October 31, 2008 (d)	$10.81	0.52	(0.50)	0.02	(0.52)	(0.52)	–	$10.31	0.03%		$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (d)	$10.80	0.55	–	0.55	(0.54)	(0.54)	–	$10.81	5.19%		$1,047,851,490	0.32%	4.99%	0.35%	164.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

46	Annual Report 2011

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2011, the Nationwide International Index Fund (Class A at NAV) registered -5.98% versus -4.08% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 342 funds as of October 31, 2011) was -5.51% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Three of the 10 sectors within the Fund’s benchmark, the MSCI EAFE Index (the Index), reported positive returns during the reporting period. The strongest-performing sectors were energy, which returned 8.46%; consumer staples, which returned 7.13%; and health care, which returned 5.22%.

The three stocks that contributed the most to relative Fund performance were: BP p.l.c., a multinational oil and petrochemicals company; GlaxoSmithKline plc, a research-based pharmaceutical company; and Royal Dutch Shell plc, a producer and refiner of petroleum.

What areas of investment detracted from Fund performance?

Seven of the 10 sectors within the Index posted negative performance during the reporting period. The weakest-performing sectors were: utilities, registering -16.21%; financials, which returned -13.74%; and materials, which returned -5.97%.

The three holdings that detracted the most from relative Fund performance were Tokyo Electric Power Co. Inc., a Japan-based electric power supplier; Banco Santander, S.A., a financial services company; and BNP Paribas S.A., a multinational diversified banking institution.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity. These derivatives had minimal impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

2011 Annual Report	47

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(5.98)%	(3.17)%	4.75%
	w/SC2	(11.33)%	(4.31)%	4.13%
Class B	w/o SC1	(6.43)%	(3.73)%	4.13%
	w/SC3	(11.03)%	(4.02)%	4.13%
Class C4	w/o SC1	(6.53)%	(3.74)%	3.99%
	w/SC5	(7.45)%	(3.74)%	3.99%
Class R2[6,7,8]		(6.12)%	(3.26)%	4.70%
Institutional Class[6]		(5.57)%	(2.77)%	5.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.34%
Class C	1.34%
Class R2	0.99%
Institutional Class	0.34%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

48	Annual Report 2011

Fund Performance	Nationwide International Index Fund

2011 Annual Report	49

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide International Index Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	835.30	3.38	0.73
	Hypothetical[b]		1,000.00	1,021.53	3.72	0.73
Class B Shares	Actual		1,000.00	834.40	6.15	1.33
	Hypothetical[b]		1,000.00	1,018.50	6.77	1.33
Class C Shares	Actual		1,000.00	833.70	6.15	1.33
	Hypothetical[b]		1,000.00	1,018.50	6.77	1.33
Class R2 Shares	Actual		1,000.00	834.60	4.07	0.88
	Hypothetical[b]		1,000.00	1,020.77	4.48	0.88
Institutional Class Shares	Actual		1,000.00	837.60	1.53	0.33
	Hypothetical	[b]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

50	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide International Index Fund

Asset Allocation
Common Stocks	98.1%
Repurchase Agreement	2.9%
Preferred Stocks	0.5%
Rights†	0.0%
Mutual Fund†	0.0%
Liabilities in excess of other assets	(1.5)%

100.0%

Top Industries ††
Commercial Banks	11.4%
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	7.6%
Metals & Mining	5.6%
Insurance	4.4%
Food Products	4.1%
Diversified Telecommunication Services	3.8%
Chemicals	3.7%
Automobiles	3.2%
Machinery	2.6%
Other Industries*	45.9%

100.0%

Top Holdings ††
Royal Dutch Shell PLC	2.2%
Nestle SA	2.0%
HSBC Holdings PLC	1.5%
Vodafone Group PLC	1.4%
BP PLC	1.3%
Novartis AG	1.3%
BHP Billiton Ltd.	1.2%
GlaxoSmithKline PLC	1.1%
Roche Holding AG	1.1%
Total SA	1.1%
Other Holdings*	85.8%

100.0%

Top Countries ††
Japan	20.3%
United Kingdom	18.8%
Australia	8.7%
France	8.7%
Switzerland	8.6%
Germany	7.9%
Netherlands	4.8%
Spain	3.3%
Sweden	2.9%
Hong Kong	2.6%
Other Countries*	13.4%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

†	Amount rounds to less than 0.1%.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	51

Statement of Investments

October 31, 2011

Nationwide International Index Fund

Common Stocks 98.1%

	Shares	Market Value

AUSTRALIA 8.8%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	106,337	$537,120

Airlines 0.0%†
Qantas Airways Ltd.*	165,561	276,886

Beverages 0.2%
Coca-Cola Amatil Ltd.	88,541	1,142,963
Foster’s Group Ltd.	301,490	1,686,164

		2,829,127

Biotechnology 0.2%
CSL Ltd.	80,294	2,418,375

Capital Markets 0.1%
Macquarie Group Ltd. (a)	54,022	1,390,865

Chemicals 0.2%
Incitec Pivot Ltd. (a)	256,842	930,317
Orica Ltd.	56,579	1,532,475

		2,462,792

Commercial Banks 2.7%
Australia & New Zealand Banking Group Ltd.	399,202	9,020,538
Bendigo and Adelaide Bank Ltd.	59,464	587,169
Commonwealth Bank of Australia (a)	239,602	12,308,373
National Australia Bank Ltd.	333,564	8,909,302
Westpac Banking Corp.	462,663	10,736,673

		41,562,055

Commercial Services & Supplies 0.1%
Brambles Ltd.	230,433	1,592,968

Construction & Engineering 0.0%†
Leighton Holdings Ltd. (a)	22,348	507,688

Construction Materials 0.0%†
Boral Ltd.	119,567	488,087

Containers & Packaging 0.1%
Amcor Ltd.	191,185	1,398,755

Diversified Financial Services 0.1%
ASX Ltd.	27,305	876,724

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	662,115	2,149,846

Electric Utilities 0.0%†
SP AusNet (a)	221,931	231,404

Energy Equipment & Services 0.1%
WorleyParsons Ltd.	28,743	834,259

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	112,161	490,830
Wesfarmers Ltd.	154,528	5,242,911
Wesfarmers Ltd. PPS	22,757	779,708
Woolworths Ltd.	187,000	4,674,597

		11,188,046

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Equipment & Supplies 0.0%†
Cochlear Ltd. (a)	9,218	$565,989

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd. (a)	18,911	371,741
Sonic Healthcare Ltd. (a)	57,733	667,126

		1,038,867

Hotels, Restaurants & Leisure 0.1%
Crown Ltd.	67,806	571,365
Echo Entertainment Group Ltd.*	103,016	399,861
TABCORP Holdings Ltd.	103,016	316,753
Tatts Group Ltd. (a)	192,459	468,236

		1,756,215

Information Technology Services 0.0%†
Computershare Ltd.	71,413	564,373

Insurance 0.5%
AMP Ltd.	437,975	1,952,522
Insurance Australia Group Ltd. (a)	323,796	1,067,509
QBE Insurance Group Ltd. (a)	166,223	2,558,659
Suncorp Group Ltd.	200,411	1,798,672

		7,377,362

Media 0.0%†
Fairfax Media Ltd. (a)	372,213	360,918

Metals & Mining 2.1%
Alumina Ltd.	361,380	550,495
BHP Billiton Ltd.	493,681	19,324,963
BlueScope Steel Ltd.	273,044	238,867
Fortescue Metals Group Ltd. (a)	195,377	981,348
Iluka Resources Ltd.	65,354	1,086,491
Lynas Corp., Ltd.*	249,029	308,128
MacArthur Coal Ltd.	25,514	432,616
Newcrest Mining Ltd.	117,667	4,158,569
OneSteel Ltd.	194,481	247,337
OZ Minerals Ltd. (a)	48,645	584,167
Rio Tinto Ltd. (a)	66,990	4,809,490
Sims Metal Management Ltd.	24,535	353,866

		33,076,337

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	82,612	187,101

Multi-Utilities 0.1%
AGL Energy Ltd.	72,259	1,088,735

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd.	20,486	284,509
Origin Energy Ltd. (a)	162,002	2,441,277
Paladin Energy Ltd.*	87,646	133,847
Santos Ltd.	136,174	1,839,115
Woodside Petroleum Ltd.	97,286	3,704,365

		8,403,113

Real Estate Investment Trusts (REITs) 0.6%
CFS Retail Property Trust	270,371	515,407

52	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) (continued)
Dexus Property Group	753,547	$670,326
Goodman Group	1,093,920	710,874
GPT Group	274,528	906,024
Mirvac Group	546,215	715,263
Stockland	371,152	1,225,622
Westfield Group	335,255	2,698,932
Westfield Retail Trust	451,933	1,204,400

		8,646,848

Real Estate Management & Development 0.0%†
Lend Lease Group	84,455	687,153

Road & Rail 0.1%
Asciano Ltd.	435,438	696,099
QR National Ltd.	266,013	919,070

		1,615,169

Transportation Infrastructure 0.1%
MAp Group	55,663	198,621
Transurban Group	202,365	1,110,071

		1,308,692

		137,421,869

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG	29,670	632,519
Raiffeisen International Bank Holding AG	7,179	199,236

		831,755

Diversified Telecommunication Services 0.1%
Telekom Austria AG	53,470	606,519

Electric Utilities 0.0%†
Verbund AG	11,272	327,317

Insurance 0.0%†
Vienna Insurance Group	5,811	243,671

Metals & Mining 0.0%†
Voestalpine AG	17,159	589,565

Oil, Gas & Consumable Fuels 0.1%
OMV AG	25,485	888,059

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	138,037	453,226

		3,940,112

BELGIUM 0.9%
Beverages 0.4%
Anheuser-Busch InBev NV	123,400	6,843,289

Chemicals 0.1%
Solvay SA	9,234	940,665

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals (continued)
Umicore	16,978	$726,304

		1,666,969

Commercial Banks 0.0%†
Dexia SA* (a)	86,406	67,027
KBC Groep NV	25,115	556,948

		623,975

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	12,566	965,906

Diversified Telecommunication Services 0.1%
Belgacom SA	22,971	694,616

Electrical Equipment 0.0%†
Bekaert SA (a)	5,655	250,990

Food & Staples Retailing 0.1%
Colruyt SA	11,310	464,659
Delhaize Group SA	15,229	994,761

		1,459,420

Insurance 0.1%
Ageas	347,798	697,220

Pharmaceuticals 0.0%†
UCB SA	15,176	666,752

Wireless Telecommunication Services 0.0%†
Mobistar SA	4,573	260,228

		14,129,365

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	51,163	1,680,145

CHINA 0.0%†
Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd.* (a)	315,604	211,392

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	281,166	208,255

		419,647

CYPRUS 0.0%†
Commercial Banks 0.0%†
Bank of Cyprus Public Co., Ltd.	123,176	168,678

DENMARK 1.0%
Beverages 0.1%
Carlsberg AS, Class B	16,660	1,127,887

Chemicals 0.1%
Novozymes AS, Class B	6,942	1,030,902

Commercial Banks 0.1%
Danske Bank AS*	101,586	1,388,936

Diversified Telecommunication Services 0.0%†
TDC A/S	54,549	447,903

2011 Annual Report	53

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Electrical Equipment 0.0%†
Vestas Wind Systems AS*	30,290	$469,559

Health Care Equipment & Supplies 0.1%
Coloplast AS, Class B	3,360	488,617
William Demant Holding AS*	3,635	287,812

		776,429

Insurance 0.0%†
Tryg AS	3,580	199,032

Marine 0.1%
AP Moller - Maersk AS, Class A	86	553,687
AP Moller - Maersk AS, Class B	204	1,379,608

		1,933,295

Pharmaceuticals 0.5%
Novo Nordisk AS, Class B	65,375	6,940,631

Road & Rail 0.0%†
DSV AS	31,963	640,350

Textiles, Apparel & Luxury Goods 0.0%†
Pandora A/S	8,568	81,911

		15,036,835

FINLAND 0.9%
Auto Components 0.1%
Nokian Renkaat OYJ	16,253	595,288

Communications Equipment 0.3%
Nokia OYJ	574,909	3,868,667

Diversified Financial Services 0.0%†
Pohjola Bank PLC, Class A	20,712	238,155

Diversified Telecommunication Services 0.0%†
Elisa OYJ (a)	22,395	472,150

Electric Utilities 0.1%
Fortum OYJ	69,188	1,683,910

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	9,936	352,671

Insurance 0.1%
Sampo OYJ, Class A	65,430	1,798,473

Machinery 0.2%
Kone OYJ, Class B	24,253	1,335,292
Metso OYJ	19,014	735,496
Wartsila OYJ	25,027	760,439

		2,831,227

Media 0.0%†
Sanoma OYJ (a)	12,186	163,489

Metals & Mining 0.0%†
Outokumpu OYJ (a)	18,277	154,478
Rautaruukki OYJ	12,646	134,795

		289,273

Common Stocks (continued)

	Shares	Market Value

FINLAND (continued)
Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	19,274	$233,198

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	90,684	573,997
UPM-Kymmene OYJ	80,983	946,946

		1,520,943

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,807	287,323

		14,334,767

FRANCE 8.8%
Aerospace & Defense 0.1%
Safran SA	25,978	848,339
Thales SA	14,647	516,558

		1,364,897

Airlines 0.0%†
Air France-KLM* (a)	20,443	155,250

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B	27,511	1,992,077

Automobiles 0.1%
PSA Peugeot Citroen	24,063	523,570
Renault SA	29,938	1,250,874

		1,774,444

Beverages 0.2%
Pernod-Ricard SA	30,271	2,816,855

Building Products 0.2%
Compagnie De Saint-Gobain	60,789	2,809,516

Chemicals 0.4%
Air Liquide SA	43,588	5,627,967
Arkema SA	8,893	604,360

		6,232,327

Commercial Banks 0.7%
BNP Paribas SA	147,414	6,582,755
Credit Agricole SA	149,621	1,158,117
Natixis	129,364	409,987
Societe Generale	97,114	2,780,544

		10,931,403

Commercial Services & Supplies 0.1%
Edenred	24,623	694,542
Societe BIC SA	4,284	382,307

		1,076,849

Communications Equipment 0.1%
Alcatel-Lucent*	361,412	999,197

Construction & Engineering 0.3%
Bouygues SA	37,059	1,384,107
Eiffage SA	5,635	191,120

54	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Construction & Engineering (continued)
Vinci SA	68,198	$3,344,317

		4,919,544

Construction Materials 0.1%
Imerys SA	4,926	280,270
Lafarge SA	31,230	1,264,513

		1,544,783

Diversified Financial Services 0.0%†
Eurazeo	4,382	208,967

Diversified Telecommunication Services 0.6%
France Telecom SA	285,039	5,124,667
Iliad SA	2,862	334,226
Vivendi SA	190,264	4,251,720

		9,710,613

Electric Utilities 0.1%
EDF SA	37,437	1,120,400

Electrical Equipment 0.4%
Alstom SA	32,098	1,195,265
Legrand SA	30,756	1,087,176
Schneider Electric SA	75,255	4,418,950

		6,701,391

Energy Equipment & Services 0.1%
Cie Generale de Geophysique-Veritas*	22,724	496,506
Technip SA	15,455	1,461,379

		1,957,885

Food & Staples Retailing 0.2%
Carrefour SA	87,861	2,324,627
Casino Guichard Perrachon SA	8,314	778,502

		3,103,129

Food Products 0.4%
Danone SA	89,774	6,223,393

Health Care Equipment & Supplies 0.1%
Cie Generale d’Optique Essilor International SA	30,658	2,215,783

Hotels, Restaurants & Leisure 0.1%
Accor SA	22,968	750,685
Sodexo	14,683	1,060,178

		1,810,863

Industrial Conglomerates 0.0%†
Wendel SA	4,812	356,418

Information Technology Services 0.1%
AtoS	7,907	382,262
Cap Gemini SA	23,046	881,863

		1,264,125

Insurance 0.3%
AXA SA	267,515	4,302,697
CNP Assurances	22,396	342,020

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Insurance (continued)
SCOR SE	25,006	$582,555

		5,227,272

Machinery 0.1%
Vallourec SA	17,451	1,058,164

Media 0.2%
Eutelsat Communications	14,811	609,947
JC Decaux SA*	10,832	288,468
Lagardere SCA	17,917	479,965
Metropole Television SA	7,549	129,048
Publicis Groupe SA	19,693	950,011
Societe Television Francaise 1	17,699	237,643

		2,695,082

Metals & Mining 0.0%†
Eramet	775	121,349

Multiline Retail 0.1%
PPR SA	11,852	1,839,140

Multi-Utilities 0.4%
GDF Suez	190,326	5,362,000
Suez Environnement Co.	41,939	657,938
Veolia Environnement	54,718	774,787

		6,794,725

Office Electronics 0.0%†
Neopost SA	4,681	356,025

Oil, Gas & Consumable Fuels 1.1%
Total SA	326,311	17,026,008

Personal Products 0.3%
L’Oreal SA	36,956	4,069,053

Pharmaceuticals 0.8%
Sanofi	171,394	12,261,361

Professional Services 0.0%†
Bureau Veritas SA	8,697	674,823

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,922	289,030
Gecina SA	3,587	354,728
ICADE	3,810	340,986
Klepierre	15,684	488,865
Unibail-Rodamco SE	14,025	2,788,302

		4,261,911

Software 0.1%
Dassault Systemes SA	9,564	804,142

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA	8,491	1,197,943
LVMH Moet Hennessy Louis Vuitton SA	38,960	6,457,391

		7,655,334

Transportation Infrastructure 0.1%
Aeroports de Paris	5,488	430,875

2011 Annual Report	55

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Transportation Infrastructure (continued)
Groupe Eurotunnel SA REG	83,847	$755,288

		1,186,163

		137,320,661

GERMANY 7.6%
Air Freight & Logistics 0.1%
Deutsche Post AG REG	131,826	1,999,605

Airlines 0.0%†
Deutsche Lufthansa AG REG	34,355	466,767

Auto Components 0.1%
Continental AG*	12,564	936,873

Automobiles 0.8%
Bayerische Motoren Werke AG	50,893	4,134,249
Daimler AG REG	139,247	7,072,230
Volkswagen AG	4,386	685,904

		11,892,383

Capital Markets 0.4%
Deutsche Bank AG REG	142,891	5,908,337

Chemicals 1.1%
BASF SE	141,195	10,306,649
K+S AG REG	26,833	1,700,295
Lanxess AG	13,113	765,878
Linde AG	25,989	4,117,115
Wacker Chemie AG (a)	2,359	237,432

		17,127,369

Commercial Banks 0.1%
Commerzbank AG*	557,369	1,360,949

Construction & Engineering 0.0%†
Hochtief AG	6,644	483,042

Construction Materials 0.1%
HeidelbergCement AG	21,925	992,589

Diversified Financial Services 0.1%
Deutsche Boerse AG*	30,375	1,674,081

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	431,801	5,485,658

Electric Utilities 0.4%
E.ON AG	276,849	6,676,209

Food & Staples Retailing 0.1%
Metro AG	20,191	935,524

Food Products 0.0%†
Suedzucker AG	10,752	314,068

Health Care Providers & Services 0.3%
Celesio AG	11,413	180,004
Fresenius Medical Care AG & Co. KGaA	31,814	2,317,514
Fresenius SE & Co. KGaA	17,713	1,739,216

		4,236,734

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Hotels, Restaurants & Leisure 0.0%†
TUI AG*	20,871	$136,139

Household Products 0.1%
Henkel AG & Co. KGaA	20,230	987,828

Industrial Conglomerates 0.8%
Siemens AG REG	126,484	13,258,166

Insurance 0.8%
Allianz SE REG	69,778	7,763,649
Hannover Rueckversicherung AG REG	9,091	447,591
Muenchener Rueckversicherungs AG REG	28,973	3,880,047

		12,091,287

Internet Software & Services 0.0%†
United Internet AG REG	17,244	339,814

Machinery 0.1%
GEA Group AG	26,002	712,998
MAN SE	9,880	870,529

		1,583,527

Media 0.1%
Axel Springer AG	5,443	219,985
Kabel Deutschland Holding AG*	14,016	794,977

		1,014,962

Metals & Mining 0.1%
Salzgitter AG	5,734	324,089
ThyssenKrupp AG	60,102	1,721,838

		2,045,927

Multi-Utilities 0.2%
RWE AG	63,948	2,725,908

Personal Products 0.1%
Beiersdorf AG	15,238	878,467

Pharmaceuticals 0.6%
Bayer AG REG	127,125	8,099,388
Merck KGaA	10,064	939,119

		9,038,507

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	169,267	1,523,947

Software 0.5%
SAP AG	141,448	8,553,069

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	31,806	2,239,994

Trading Companies & Distributors 0.0%†
Brenntag AG	5,034	506,452

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,640	355,105

		117,769,287

56	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

GREECE 0.1%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA*	26,983	$530,998

Commercial Banks 0.0%†
Alpha Bank A.E.*	70,943	94,345
EFG Eurobank Ergasias SA*	48,706	44,731
National Bank of Greece SA*	151,520	349,514

		488,590

Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA	36,954	203,332

Electric Utilities 0.0%†
Public Power Corp. SA	17,491	149,176

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	33,670	388,868

		1,760,964

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Resolution Ltd.	228,377	1,005,062

HONG KONG 2.7%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	176,000	319,470

Commercial Banks 0.3%
Bank of East Asia Ltd. (a)	241,950	885,213
BOC Hong Kong Holdings Ltd.	576,100	1,369,946
Hang Seng Bank Ltd.	119,100	1,535,728
Wing Hang Bank Ltd.	28,000	252,863

		4,043,750

Distributors 0.1%
Li & Fung Ltd.	883,200	1,702,098

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd.	156,400	2,651,277

Diversified Telecommunication Services 0.0%†
PCCW Ltd.	558,000	222,987

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	69,500	372,292
CLP Holdings Ltd.	294,000	2,618,990
Power Assets Holdings Ltd.	216,300	1,643,623

		4,634,905

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	738,235	1,664,407

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.* (a)	182,000	368,065
Shangri-La Asia Ltd.	225,333	452,588
SJM Holdings Ltd.	250,000	428,514

		1,249,167

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	324,500	$2,968,021
NWS Holdings Ltd.	224,500	340,426

		3,308,447

Insurance 0.3%
AIA Group Ltd.	1,295,800	3,962,218

Marine 0.0%†
Orient Overseas International Ltd.	33,938	153,170

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	99,193	265,544

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	347,551	1,193,574

Real Estate Management & Development 0.9%
Cheung Kong Holdings Ltd.	211,000	2,615,541
Hang Lung Group Ltd.	138,000	838,693
Hang Lung Properties Ltd.	383,000	1,394,816
Henderson Land Development Co., Ltd.	146,800	802,413
Hopewell Holdings Ltd.	89,069	231,311
Hysan Development Co., Ltd.	95,673	333,858
Kerry Properties Ltd.	107,000	392,683
New World Development Co., Ltd.	362,679	382,066
Sino Land Co., Ltd.	422,000	667,071
Sun Hung Kai Properties Ltd.	214,700	2,956,157
Swire Pacific Ltd., Class A	112,500	1,300,001
Wharf Holdings Ltd.	235,270	1,251,459
Wheelock & Co., Ltd.	134,000	393,703

		13,559,772

Road & Rail 0.1%
MTR Corp.	228,714	738,284

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd. (a)	32,300	354,683

Specialty Retail 0.0%†
Esprit Holdings Ltd.	172,555	249,573

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	114,500	326,091

Trading Companies & Distributors 0.0%†
Noble Group Ltd. (a)	600,014	732,617

		41,332,034

IRELAND 0.7%
Airlines 0.0%†
Ryanair Holdings PLC, ADR*	42,663	200,339

Commercial Banks 0.0%†
Irish Bank Resolution Corp., Ltd.*	122,522	0

Construction Materials 0.2%
CRH PLC	111,600	2,014,495
James Hardie Industries SE, CDI*	63,255	409,698

		2,424,193

2011 Annual Report	57

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND (continued)
Food Products 0.1%
Kerry Group PLC, Class A	21,008	$779,083

Media 0.1%
WPP PLC	192,128	1,988,729

Pharmaceuticals 0.2%
Elan Corp. PLC*	77,665	921,044
Shire PLC	86,001	2,699,192

		3,620,236

Professional Services 0.1%
Experian PLC	156,267	2,030,027

		11,042,607

ISRAEL 0.7%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,515	155,593

Chemicals 0.1%
Israel Chemicals Ltd.	69,873	828,528
Israel Corp., Ltd. (The)	350	254,117

		1,082,645

Commercial Banks 0.1%
Bank Hapoalim BM	158,581	614,669
Bank Leumi Le-Israel BM	176,896	612,999
Israel Discount Bank Ltd., Class A*	110,150	182,071
Mizrahi Tefahot Bank Ltd.	18,610	160,135

		1,569,874

Diversified Telecommunication Services 0.1%
Bezeq Israeli Telecommunication Corp., Ltd.	260,209	549,878

Industrial Conglomerates 0.0%†
Delek Group Ltd.	608	119,396

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	144,500	5,891,030

Software 0.0%†
NICE Systems Ltd.*	9,335	332,454

Wireless Telecommunication Services 0.0%†
Cellcom Israel Ltd.	7,491	165,031
Partner Communications Co., Ltd.	12,864	152,741

		317,772

		10,018,642

ITALY 2.3%
Aerospace & Defense 0.0%†
Finmeccanica SpA	63,552	435,596

Auto Components 0.0%†
Pirelli & C SpA	35,847	316,365

Automobiles 0.1%
Fiat SpA (a)	119,587	732,287

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Capital Markets 0.1%
Mediobanca SpA	82,332	$652,096

Commercial Banks 0.4%
Banca Carige SpA (a)	89,227	174,400
Banca Monte dei Paschi di Siena SpA	643,978	299,030
Banco Popolare Societa Cooperativa	280,290	415,981
Intesa Sanpaolo SpA*	1,539,967	2,718,045
Intesa Sanpaolo SpA - RSP	143,827	207,239
UniCredit SpA	2,057,296	2,387,258
Unione di Banche Italiane SCPA	120,077	454,969

		6,656,922

Diversified Financial Services 0.0%†
Exor SpA	9,529	208,029

Diversified Telecommunication Services 0.2%
Telecom Italia SpA	1,462,031	1,819,172
Telecom Italia SpA - RSP	938,509	984,925

		2,804,097

Electric Utilities 0.4%
Enel SpA	1,011,896	4,774,225
Terna Rete Elettrica Nazionale SpA	189,930	729,905

		5,504,130

Electrical Equipment 0.0%†
Prysmian SpA	30,857	466,471

Energy Equipment & Services 0.1%
Saipem SpA	41,239	1,842,659

Food Products 0.0%†
Parmalat SpA	49,424	109,779

Gas Utilities 0.1%
Snam Rete Gas SpA (a)	250,315	1,223,582

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA	15,400	178,110

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA	277,263	636,208

Insurance 0.2%
Assicurazioni Generali SpA (a)	178,892	3,200,748

Machinery 0.1%
Fiat Industrial SpA*	119,089	1,036,847

Media 0.0%†
Mediaset SpA	106,512	392,435

Multi-Utilities 0.0%†
A2A SpA (a)	167,378	228,843

Oil, Gas & Consumable Fuels 0.5%
ENI SpA	369,439	8,166,048

Textiles, Apparel & Luxury Goods 0.0%†
Luxottica Group SpA	17,465	514,677

Transportation Infrastructure 0.1%
Atlantia SpA (a)	49,549	754,698

		36,060,627

58	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

JAPAN 20.6%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	62,000	$1,027,829

Airlines 0.0%†
All Nippon Airways Co., Ltd.	124,000	373,363

Auto Components 0.5%
Aisin Seiki Co., Ltd.	29,900	945,647
Bridgestone Corp.	99,200	2,325,952
Denso Corp.	74,300	2,284,968
Koito Manufacturing Co., Ltd.	14,000	211,024
NGK Spark Plug Co., Ltd.	24,000	297,495
NHK Spring Co., Ltd.	22,000	201,350
NOK Corp.	14,900	252,165
Stanley Electric Co., Ltd.	21,000	307,284
Sumitomo Rubber Industries Ltd.	25,900	323,565
Toyoda Gosei Co., Ltd.	10,100	178,167
Toyota Boshoku Corp.	8,600	104,195
Toyota Industries Corp.	28,300	795,682

		8,227,494

Automobiles 1.9%
Daihatsu Motor Co., Ltd.	29,000	510,327
Fuji Heavy Industries Ltd.	89,000	564,104
Honda Motor Co., Ltd.	250,600	7,493,879
Isuzu Motors Ltd.	177,000	750,271
Mazda Motor Corp.* (a)	230,300	484,078
Mitsubishi Motors Corp.*	583,000	770,129
Nissan Motor Co., Ltd.	381,800	3,510,555
Suzuki Motor Corp.	52,400	1,111,359
Toyota Motor Corp.	424,100	14,080,451
Yamaha Motor Co., Ltd.*	43,600	624,527

		29,899,680

Beverages 0.2%
Asahi Group Holdings Ltd.	60,300	1,234,404
Coca-Cola West Co., Ltd.	8,900	158,944
Kirin Holdings Co., Ltd.	127,000	1,553,785

		2,947,133

Building Products 0.3%
Asahi Glass Co., Ltd.	156,600	1,371,336
Daikin Industries Ltd.	36,500	1,080,170
JS Group Corp.	41,500	870,219
Nippon Sheet Glass Co., Ltd.	138,000	297,575
TOTO Ltd.	48,200	400,783

		4,020,083

Capital Markets 0.2%
Daiwa Securities Group, Inc.	259,200	906,934
Nomura Holdings, Inc.	537,300	2,047,207
SBI Holdings, Inc.	3,428	285,443

		3,239,584

Chemicals 1.0%
Air Water, Inc.	23,000	291,966
Asahi Kasei Corp.	196,200	1,163,532

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Daicel Corp.	46,000	$261,122
Denki Kagaku Kogyo KK	73,000	277,681
Hitachi Chemical Co., Ltd.	15,700	278,940
JSR Corp.	26,400	503,979
Kaneka Corp.	43,500	233,322
Kansai Paint Co., Ltd.	36,000	337,931
Kuraray Co., Ltd.	52,000	727,938
Mitsubishi Chemical Holdings Corp.	211,000	1,279,056
Mitsubishi Gas Chemical Co., Inc.	61,000	398,128
Mitsui Chemicals, Inc.	130,100	426,687
Nitto Denko Corp.	25,710	1,080,031
Shin-Etsu Chemical Co., Ltd.	62,900	3,230,216
Showa Denko KK	240,000	435,428
Sumitomo Chemical Co., Ltd.	245,200	905,030
Taiyo Nippon Sanso Corp.	37,000	262,925
Teijin Ltd.	141,800	494,992
Toray Industries, Inc.	228,300	1,624,903
Tosoh Corp.	78,000	253,515
Ube Industries Ltd.	149,000	436,822

		14,904,144

Commercial Banks 1.9%
Aozora Bank Ltd.	81,000	204,770
Bank of Kyoto Ltd. (The)	49,000	416,228
Bank of Yokohama Ltd. (The)	191,000	874,477
Chiba Bank Ltd. (The)	120,300	736,037
Chugoku Bank Ltd. (The) (a)	25,000	327,469
Fukuoka Financial Group, Inc. (a)	114,600	443,734
Gunma Bank Ltd. (The)	60,000	307,073
Hachijuni Bank Ltd. (The)	67,000	372,505
Hiroshima Bank Ltd. (The)	77,000	342,508
Hokuhoku Financial Group, Inc.	194,900	364,248
Iyo Bank Ltd. (The)	38,000	356,506
Joyo Bank Ltd. (The)	96,000	402,223
Mitsubishi UFJ Financial Group, Inc.	1,957,884	8,508,841
Mizuho Financial Group, Inc.	3,506,519	4,908,037
Nishi-Nippon City Bank Ltd. (The)	102,000	278,164
Resona Holdings, Inc.	293,801	1,316,959
Seven Bank Ltd.	91	161,940
Shinsei Bank Ltd.	202,000	222,015
Shizuoka Bank Ltd. (The)	90,000	873,197
Sumitomo Mitsui Financial Group, Inc.	206,505	5,772,130
Sumitomo Mitsui Trust Holdings, Inc.	485,769	1,662,362
Suruga Bank Ltd.	25,000	208,401
Yamaguchi Financial Group, Inc.	32,000	285,134

		29,344,958

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	87,700	918,607
Secom Co., Ltd.	32,700	1,546,486
Toppan Printing Co., Ltd. (a)	89,000	692,001

		3,157,094

2011 Annual Report	59

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Computers & Peripherals 0.4%
Fujitsu Ltd.	290,100	$1,551,352
NEC Corp.*	416,000	925,665
Seiko Epson Corp. (a)	20,300	266,816
Toshiba Corp.	615,700	2,685,311

		5,429,144

Construction & Engineering 0.2%
Chiyoda Corp.	21,000	241,830
JGC Corp.	31,000	873,336
Kajima Corp. (a)	124,800	400,639
Kinden Corp.	20,000	164,236
Obayashi Corp.	100,500	461,405
Shimizu Corp.	87,000	374,365
Taisei Corp.	163,000	435,543

		2,951,354

Consumer Finance 0.0%†
Aeon Credit Service Co., Ltd.	12,100	180,446
Credit Saison Co., Ltd.	22,700	442,965

		623,411

Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	22,300	339,321

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	10,000	434,472

Diversified Financial Services 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	9,040	350,307
ORIX Corp.	16,310	1,423,460

		1,773,767

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	73,354	3,762,755

Electric Utilities 0.5%
Chubu Electric Power Co., Inc.	103,600	1,895,439
Chugoku Electric Power Co., Inc. (The)	46,200	687,433
Hokkaido Electric Power Co., Inc.	26,900	337,408
Hokuriku Electric Power Co.	25,000	398,295
Kansai Electric Power Co., Inc. (The)	114,100	1,683,138
Kyushu Electric Power Co., Inc.	62,900	832,700
Shikoku Electric Power Co., Inc.	28,400	725,969
Tohoku Electric Power Co., Inc.	70,500	778,975
Tokyo Electric Power Co., Inc. (The)* (a)	227,300	833,775

		8,173,132

Electrical Equipment 0.4%
FUJI ELECTRIC Co., Ltd. (a)	95,200	277,801
Furukawa Electric Co., Ltd.	93,300	260,616
GS Yuasa Corp. (a)	59,000	309,087
Mabuchi Motor Co., Ltd.	3,800	166,549
Mitsubishi Electric Corp.	294,600	2,725,994
Nidec Corp.	16,900	1,388,803
Sumitomo Electric Industries Ltd.	117,500	1,302,777

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electrical Equipment (continued)
Ushio, Inc.	14,500	$214,380

		6,646,007

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd.	36,700	194,658
FUJIFILM Holdings Corp.	72,200	1,767,037
Hamamatsu Photonics KK	10,600	403,299
Hirose Electric Co., Ltd.	5,100	488,733
Hitachi High-Technologies Corp.	10,600	221,512
Hitachi Ltd.	694,300	3,720,259
HOYA Corp.	67,800	1,481,211
Ibiden Co., Ltd.	17,300	382,031
Keyence Corp.	6,408	1,628,983
Kyocera Corp.	23,800	2,092,167
Murata Manufacturing Co., Ltd.	31,500	1,759,528
Nippon Electric Glass Co., Ltd.	60,000	538,272
Omron Corp.	32,400	698,265
Shimadzu Corp.	38,000	323,503
TDK Corp.	19,200	782,942
Yaskawa Electric Corp.	31,000	266,349
Yokogawa Electric Corp.*	33,600	314,230

		17,062,979

Food & Staples Retailing 0.3%
AEON Co., Ltd.	93,500	1,222,862
FamilyMart Co., Ltd.	9,700	381,330
Lawson, Inc. (a)	9,300	523,308
Seven & I Holdings Co., Ltd.	115,600	3,084,872

		5,212,372

Food Products 0.3%
Ajinomoto Co., Inc.	103,000	1,153,024
Kikkoman Corp.	24,000	265,398
MEIJI Holdings Co., Ltd.	10,699	469,070
Nippon Meat Packers, Inc.	27,000	336,541
Nisshin Seifun Group, Inc.	27,900	342,906
Nissin Foods Holdings Co., Ltd.	8,900	342,811
Toyo Suisan Kaisha Ltd.	13,400	341,962
Yakult Honsha Co., Ltd.	14,900	418,723
Yamazaki Baking Co., Ltd.	19,100	253,217

		3,923,652

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	293,900	1,112,123
Toho Gas Co., Ltd. (a)	63,000	356,650
Tokyo Gas Co., Ltd.	386,400	1,663,963

		3,132,736

Health Care Equipment & Supplies 0.1%
Olympus Corp. (a)	33,800	515,077
Sysmex Corp.	10,500	345,136
Terumo Corp.	26,300	1,336,304

		2,196,517

60	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	6,000	$224,799
Medipal Holdings Corp.	22,300	208,021
Miraca Holdings, Inc.	8,100	308,916
Suzuken Co., Ltd.	11,700	279,922

		1,021,658

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	10,024	263,467
Oriental Land Co., Ltd. (a)	7,900	785,111

		1,048,578

Household Durables 0.6%
Casio Computer Co., Ltd. (a)	33,100	202,773
Panasonic Corp.	338,902	3,425,991
Rinnai Corp.	5,200	388,475
Sekisui Chemical Co., Ltd.	65,000	510,071
Sekisui House Ltd.	90,300	808,334
Sharp Corp.	154,900	1,427,876
Sony Corp.	153,900	3,210,881

		9,974,401

Household Products 0.1%
Unicharm Corp.	17,900	801,632

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd. (a)	17,600	438,127

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	4,400	190,515
Nomura Research Institute Ltd.	15,300	344,098
NTT Data Corp.	201	673,833
Otsuka Corp.	2,400	166,714

		1,375,160

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	1,401	1,595,463
MS&AD Insurance Group Holdings	86,455	1,693,339
NKSJ Holdings, Inc.	53,725	1,074,489
Sony Financial Holdings, Inc.	25,400	422,526
T&D Holdings, Inc.	83,300	825,789
Tokio Marine Holdings, Inc.	110,800	2,641,969

		8,253,575

Internet & Catalog Retail 0.1%
Rakuten, Inc.	1,129	1,237,650

Internet Software & Services 0.1%
Dena Co., Ltd.	14,800	638,791
Gree, Inc. (a)	13,500	435,634
Yahoo! Japan Corp. (a)	2,174	698,202

		1,772,627

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	29,349	425,549
Nikon Corp.	53,100	1,188,967
Sankyo Co., Ltd.	7,800	407,603

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Leisure Equipment & Products (continued)
Sega Sammy Holdings, Inc.	31,700	$689,222
Shimano, Inc.	11,300	558,562
Yamaha Corp.	23,700	239,876

		3,509,779

Machinery 1.2%
Amada Co., Ltd.	55,000	364,880
FANUC Corp.	29,400	4,753,694
Hino Motors Ltd.	41,000	240,790
Hitachi Construction Machinery Co., Ltd. (a)	15,200	292,375
IHI Corp.	211,000	480,660
Japan Steel Works Ltd. (The)	47,000	322,092
JTEKT Corp.	32,500	355,393
Kawasaki Heavy Industries Ltd.	208,200	530,852
Komatsu Ltd.	145,500	3,597,460
Kubota Corp.	180,100	1,483,338
Kurita Water Industries Ltd.	16,700	459,871
Makita Corp.	16,600	619,737
Minebea Co., Ltd.	54,000	192,432
Mitsubishi Heavy Industries Ltd.	461,200	1,879,173
Mitsui Engineering & Shipbuilding Co., Ltd.	110,000	174,715
Nabtesco Corp.	13,500	295,672
NGK Insulators Ltd.	37,000	426,534
NSK Ltd.	66,400	501,763
NTN Corp.	72,600	320,672
SMC Corp.	8,300	1,290,996
Sumitomo Heavy Industries Ltd.	84,000	477,012
THK Co., Ltd.	18,400	358,598

		19,418,709

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	104,000	212,122
Mitsui OSK Lines Ltd.	179,000	689,689
Nippon Yusen KK	229,400	578,558

		1,480,369

Media 0.1%
Dentsu, Inc.	28,161	847,934
Hakuhodo DY Holdings, Inc. (a)	3,540	192,343
Jupiter Telecommunications Co., Ltd.	253	246,869
Toho Co., Ltd.	18,000	309,615

		1,596,761

Metals & Mining 0.5%
Daido Steel Co., Ltd.	44,000	266,629
Hitachi Metals Ltd.	25,000	283,529
JFE Holdings, Inc.	71,800	1,366,538
Kobe Steel Ltd.	396,000	662,295
Maruichi Steel Tube Ltd.	8,200	183,676
Mitsubishi Materials Corp.	168,000	446,567
Nippon Steel Corp.	777,000	2,025,808

2011 Annual Report	61

Statement of Investments (Continued)
October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Metals & Mining (continued)
Nisshin Steel Co., Ltd.	107,900	$170,788
Sumitomo Metal Industries Ltd.	524,000	985,435
Sumitomo Metal Mining Co., Ltd.	81,000	1,115,006
Yamato Kogyo Co., Ltd.	6,600	166,944

		7,673,215

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	56,378	574,264
J. Front Retailing Co., Ltd.	70,200	307,400
Marui Group Co., Ltd.	31,100	241,779
Takashimaya Co., Ltd.	41,000	291,075

		1,414,518

Office Electronics 0.6%
Brother Industries Ltd.	38,100	497,240
Canon, Inc.	174,300	7,912,837
Konica Minolta Holdings, Inc.	70,400	512,094
Ricoh Co., Ltd.	104,200	854,022

		9,776,193

Oil, Gas & Consumable Fuels 0.4%
Cosmo Oil Co., Ltd.	82,000	205,138
Idemitsu Kosan Co., Ltd.	3,400	318,031
INPEX Corp.	340	2,244,708
Japan Petroleum Exploration Co.	4,400	173,785
JX Holdings, Inc.	341,017	1,986,385
Showa Shell Sekiyu KK	29,600	214,242
TonenGeneral Sekiyu KK	41,000	462,656

		5,604,945

Paper & Forest Products 0.1%
Nippon Paper Group, Inc. (a)	15,037	344,627
OJI Paper Co., Ltd.	128,000	633,121

		977,748

Personal Products 0.2%
Kao Corp.	80,200	2,103,996
Shiseido Co., Ltd.	56,100	1,026,819

		3,130,815

Pharmaceuticals 1.1%
Astellas Pharma, Inc.	67,900	2,483,336
Chugai Pharmaceutical Co., Ltd.	33,000	516,902
Daiichi Sankyo Co., Ltd.	102,500	1,991,023
Dainippon Sumitomo Pharma Co., Ltd. (a)	23,000	252,048
Eisai Co., Ltd.	39,300	1,558,704
Hisamitsu Pharmaceutical Co., Inc.	10,000	402,381
Kyowa Hakko Kirin Co., Ltd.	41,000	462,071
Mitsubishi Tanabe Pharma Corp.	34,100	589,837
Ono Pharmaceutical Co., Ltd.	12,800	669,886
Otsuka Holdings Co., Ltd.	39,100	1,003,318
Santen Pharmaceutical Co., Ltd.	10,900	406,718
Shionogi & Co., Ltd.	45,200	615,286

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals (continued)
Taisho Pharmaceutical Holdings Co., Ltd.*	5,670	$400,338
Takeda Pharmaceutical Co., Ltd.	121,400	5,472,881
Tsumura & Co.	8,900	250,314

		17,075,043

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	100	239,479
Japan Real Estate Investment Corp.	72	614,139
Japan Retail Fund Investment Corp.	284	439,624
Nippon Building Fund, Inc.	84	811,164
Nomura Real Estate Office Fund, Inc. (a)	41	218,773

		2,323,179

Real Estate Management & Development 0.6%
Aeon Mall Co., Ltd.	10,200	236,477
Daito Trust Construction Co., Ltd.	11,300	1,001,186
Daiwa House Industry Co., Ltd.	74,000	927,286
Mitsubishi Estate Co., Ltd.	190,600	3,228,200
Mitsui Fudosan Co., Ltd.	129,700	2,156,948
Nomura Real Estate Holdings, Inc.	15,000	241,809
NTT Urban Development Corp.	188	129,428
Sumitomo Realty & Development Co., Ltd.	54,000	1,119,265
Tokyu Land Corp.	66,000	277,837

		9,318,436

Road & Rail 0.8%
Central Japan Railway Co.	233	1,982,135
East Japan Railway Co.	51,990	3,152,067
Keikyu Corp. (a)	71,000	637,738
Keio Corp.	87,400	599,225
Keisei Electric Railway Co., Ltd.	41,000	276,049
Kintetsu Corp. (a)	253,500	889,308
Nippon Express Co., Ltd.	126,500	489,042
Odakyu Electric Railway Co., Ltd.	93,100	872,289
Tobu Railway Co., Ltd.	159,000	758,833
Tokyu Corp.	178,900	863,476
West Japan Railway Co.	26,500	1,122,900

		11,643,062

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	21,200	246,740
Elpida Memory, Inc.* (a)	37,600	233,723
Rohm Co., Ltd.	14,500	738,796
Sumco Corp.*	17,100	172,917
Tokyo Electron Ltd.	26,700	1,419,999

		2,812,175

Software 0.2%
Konami Corp. (a)	13,800	449,686
Nintendo Co., Ltd.	15,400	2,323,407
Oracle Corp. Japan	5,800	200,115
Square Enix Holdings Co., Ltd.	10,000	190,066

62	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Software (continued)
Trend Micro, Inc.	16,000	$572,175

		3,735,449

Specialty Retail 0.2%
ABC-Mart, Inc.	4,300	168,396
Fast Retailing Co., Ltd.	8,200	1,473,010
Nitori Holdings Co., Ltd.	5,450	521,217
Shimamura Co., Ltd.	3,600	360,038
USS Co., Ltd.	3,250	268,675
Yamada Denki Co., Ltd.	12,920	929,139

		3,720,475

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	23,000	304,915

Tobacco 0.2%
Japan Tobacco, Inc.	690	3,448,732

Trading Companies & Distributors 1.0%
ITOCHU Corp.	229,400	2,268,869
Marubeni Corp.	257,000	1,495,886
Mitsubishi Corp.	215,900	4,440,408
Mitsui & Co., Ltd.	267,100	3,898,198
Sojitz Corp.	189,367	321,368
Sumitomo Corp.	171,400	2,122,129
Toyota Tsusho Corp.	31,600	498,658

		15,045,516

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	39,000	340,544
Mitsubishi Logistics Corp.	16,400	180,356

		520,900

Wireless Telecommunication Services 0.8%
KDDI Corp.	447	3,274,435
NTT DoCoMo, Inc.	2,350	4,173,701
Softbank Corp.	133,100	4,319,845

		11,767,981

		321,025,304

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	14,184	1,551,268

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	73,547	1,173,531

Media 0.1%
SES SA, FDR	47,074	1,202,343

Metals & Mining 0.1%
ArcelorMittal	130,802	2,711,921

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	11,890	1,311,306

		6,399,101

Common Stocks (continued)

	Shares	Market Value

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.* (a)	377,100	$1,133,256
Wynn Macau Ltd. (a)	232,400	651,157

		1,784,413

MAURITIUS 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Essar Energy PLC*	47,204	231,462

MEXICO 0.1%
Metals & Mining 0.1%
Fresnillo PLC	27,996	758,999

NETHERLANDS 4.8%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV	61,953	1,826,328

Air Freight & Logistics 0.1%
PostNL NV	51,936	262,972
TNT Express NV	56,626	480,447

		743,419

Beverages 0.2%
Heineken Holding NV	17,942	767,546
Heineken NV	40,376	1,961,535

		2,729,081

Chemicals 0.2%
Akzo Nobel NV (a)	36,084	1,897,371
Koninklijke DSM NV	24,018	1,229,047

		3,126,418

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	10,411	363,892

Diversified Financial Services 0.3%
ING Groep NV, GDR*	588,816	5,076,170

Diversified Telecommunication Services 0.2%
Koninklijke KPN NV	234,357	3,068,420

Energy Equipment & Services 0.1%
Fugro NV, CVA	10,941	642,568
SBM Offshore NV	25,047	550,342

		1,192,910

Food & Staples Retailing 0.2%
Koninklijke Ahold NV	176,869	2,259,743

Food Products 0.6%
Unilever NV, CVA	250,419	8,645,382

Industrial Conglomerates 0.2%
Koninklijke Philips Electronics NV	154,613	3,218,534

Insurance 0.1%
Aegon NV*	267,688	1,276,590

2011 Annual Report	63

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Insurance (continued)
Delta Lloyd NV	15,624	$274,349

		1,550,939

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	37,143	516,614

Media 0.1%
Reed Elsevier NV	107,137	1,315,654
Wolters Kluwer NV	46,890	827,372

		2,143,026

Oil, Gas & Consumable Fuels 2.2%
Royal Dutch Shell PLC, Class A	552,656	19,577,670
Royal Dutch Shell PLC, Class B	414,414	14,868,408

		34,446,078

Professional Services 0.0%†
Randstad Holding NV	18,945	672,595

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,409	478,150

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV	65,819	2,761,040

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV	10,596	546,139

		75,364,878

NEW ZEALAND 0.1%
Construction Materials 0.0%†
Fletcher Building Ltd.	107,026	570,711

Diversified Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	303,176	618,981

Electric Utilities 0.0%†
Contact Energy Ltd.*	51,208	230,747

Hotels, Restaurants & Leisure 0.0%†
Sky City Entertainment Group Ltd.	86,105	244,979

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	153,194	289,249

		1,954,667

NORWAY 0.8%
Chemicals 0.1%
Yara International ASA	29,519	1,395,936

Commercial Banks 0.1%
DnB NOR ASA	152,225	1,760,785

Diversified Telecommunication Services 0.1%
Telenor ASA	116,208	2,069,982

Energy Equipment & Services 0.0%†
Aker Solutions ASA	24,801	285,131

Industrial Conglomerates 0.1%
Orkla ASA (a)	120,186	1,041,928

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Insurance 0.0%†
Gjensidige Forsikring ASA	29,124	$319,335

Metals & Mining 0.1%
Norsk Hydro ASA	144,995	751,076

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	171,541	4,352,693

Semiconductors & Semiconductor Equipment 0.0%†
Renewable Energy Corp. ASA* (a)	75,411	72,713

		12,049,579

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Comercial Portugues SA, Class R* (a)	495,652	104,866
Banco Espirito Santo SA REG (a)	71,807	154,080

		258,946

Construction Materials 0.0%†
Cimpor Cimentos de Portugal SGPS SA	30,660	226,695

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA REG	105,706	755,924

Electric Utilities 0.1%
EDP - Energias de Portugal SA	297,254	933,828

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	33,248	570,131

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	36,026	740,903

		3,486,427

SINGAPORE 1.6%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	223,000	499,566

Airlines 0.1%
Singapore Airlines Ltd.	80,613	746,942

Commercial Banks 0.5%
DBS Group Holdings Ltd.	263,050	2,569,412
Oversea-Chinese Banking Corp., Ltd.	381,600	2,554,798
United Overseas Bank Ltd.	191,500	2,597,227

		7,721,437

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	15,604	560,934

Diversified Financial Services 0.0%†
Singapore Exchange Ltd.	134,900	719,924

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,221,003	3,087,077

Food & Staples Retailing 0.0%†
Olam International Ltd.	203,500	407,630

64	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Food Products 0.1%
Golden Agri-Resources Ltd.	1,065,771	$545,594
Wilmar International Ltd.	299,158	1,291,712

		1,837,306

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC*	951,217	1,299,720

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	135,369	659,307
Keppel Corp., Ltd.	221,600	1,658,925
SembCorp Industries Ltd.	148,243	488,745

		2,806,977

Machinery 0.0%†
COSCO Corp. Singapore Ltd. (a)	147,066	117,675
SembCorp Marine Ltd. (a)	126,200	418,571

		536,246

Marine 0.0%†
Neptune Orient Lines Ltd. (a)	121,649	109,100

Media 0.1%
Singapore Press Holdings Ltd.	238,500	738,072

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	286,306	465,804
CapitaMall Trust	280,800	417,206

		883,010

Real Estate Management & Development 0.2%
CapitaLand Ltd.	399,345	860,367
CapitaMalls Asia Ltd.	203,800	219,596
City Developments Ltd.	74,099	639,004
Global Logistic Properties Ltd.*	263,000	366,183
Keppel Land Ltd. (a)	108,000	238,266
UOL Group Ltd.	64,120	226,680

		2,550,096

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	280,620	310,945

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	770,000	510,849

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	93,181	208,560

		25,534,391

SPAIN 3.4%
Biotechnology 0.0%†
Grifols SA* (a)	21,347	396,894

Commercial Banks 1.3%
Banco Bilbao Vizcaya Argentaria SA	664,722	5,982,444
Banco de Sabadell SA (a)	173,724	623,110
Banco Popular Espanol SA	151,233	692,232
Banco Santander SA	1,297,486	10,981,742

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Commercial Banks (continued)
Bankia SA* (a)	135,943	$687,521
Bankinter SA (a)	30,849	188,335
CaixaBank (a)	108,923	531,042

		19,686,426

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	21,324	807,800
Ferrovial SA (a)	57,529	731,197
Fomento de Construcciones y Contratas SA (a)	7,331	189,787

		1,728,784

Diversified Telecommunication Services 0.9%
Telefonica SA	631,441	13,419,141

Electric Utilities 0.4%
Acciona SA (a)	3,829	362,069
Iberdrola SA	606,849	4,390,535
Red Electrica Corp. SA	16,852	811,816

		5,564,420

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA*	83,893	383,653

Gas Utilities 0.1%
Enagas SA	27,878	548,180
Gas Natural SDG SA	50,247	933,987

		1,482,167

Independent Power Producers & Energy Traders 0.0%†
EDP Renovaveis SA*	33,236	198,542

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	45,308	853,897
Indra Sistemas SA	14,176	237,537

		1,091,434

Insurance 0.0%†
Mapfre SA (a)	113,834	415,945

Machinery 0.0%†
Zardoya Otis SA	21,627	291,356

Media 0.0%†
Mediaset Espana Comunicacion SA (a)	23,935	158,397

Metals & Mining 0.0%†
Acerinox SA (a)	14,504	191,948

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA	121,805	3,666,297

Specialty Retail 0.2%
Industria de Diseno Textil SA	33,429	3,034,667

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	60,432	994,445

		52,704,516

2011 Annual Report	65

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWEDEN 2.9%
Building Products 0.1%
Assa Abloy AB, Class B	49,024	$1,190,546

Capital Markets 0.0%†
Ratos AB, Class B	30,964	411,845

Commercial Banks 0.6%
Nordea Bank AB	404,105	3,669,627
Skandinaviska Enskilda Banken AB, Class A	219,695	1,377,248
Svenska Handelsbanken AB, Class A	74,351	2,135,396
Swedbank AB	126,081	1,765,195

		8,947,466

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	45,885	418,117

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	462,969	4,825,770

Construction & Engineering 0.1%
Skanska AB, Class B	60,425	986,674

Diversified Financial Services 0.1%
Industrivarden AB, Class C	17,054	212,386
Investor AB, Class B	70,943	1,387,490
Kinnevik Investment AB, Class B	32,022	669,160

		2,269,036

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B	49,802	1,048,745
TeliaSonera AB	329,878	2,292,957

		3,341,702

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	40,576	621,911

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	31,279	811,411

Household Durables 0.1%
Electrolux AB	35,766	665,977
Husqvarna AB, Class B	73,245	372,005

		1,037,982

Machinery 0.7%
Alfa Laval AB	52,582	979,324
Atlas Copco AB, Class A	102,003	2,217,492
Atlas Copco AB, Class B	60,775	1,181,007
Sandvik AB	153,131	2,105,032
Scania AB, Class B	49,837	836,262
SKF AB, Class B	60,795	1,347,339
Volvo AB, Class B	210,250	2,616,919

		11,283,375

Media 0.0%†
Modern Times Group AB, Class B	7,916	418,552

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Metals & Mining 0.1%
Boliden AB	42,884	$609,657
Metals & Mining (continued)
SSAB AB, Class A	23,062	222,941

		832,598

Paper & Forest Products 0.1%
Holmen AB, Class B	7,619	215,576
Svenska Cellulosa AB, Class B	89,910	1,312,558

		1,528,134

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	157,183	5,197,154

Tobacco 0.1%
Swedish Match AB	33,174	1,145,496

		45,267,769

SWITZERLAND 8.8%
Biotechnology 0.0%†
Actelion Ltd. REG*	17,554	650,253

Building Products 0.1%
Geberit AG REG*	5,896	1,207,486

Capital Markets 0.9%
Credit Suisse Group AG REG*	175,401	5,058,747
GAM Holding AG*	30,618	366,050
Julius Baer Group Ltd.*	32,184	1,209,308
UBS AG REG*	559,472	7,070,724

		13,704,829

Chemicals 0.4%
Givaudan SA REG*	1,294	1,176,917
Sika AG	307	601,664
Syngenta AG REG*	14,544	4,431,863

		6,210,444

Construction Materials 0.1%
Holcim Ltd. REG*	37,311	2,362,760

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,897	304,329

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,631	1,462,720

Electrical Equipment 0.4%
ABB Ltd. REG*	336,989	6,343,960

Energy Equipment & Services 0.2%
Transocean Ltd.	48,788	2,757,137

Food Products 2.1%
Aryzta AG	13,272	639,952
Lindt & Spruengli AG REG	17	626,010
Lindt & Spruengli AG - Participation Certificate	140	432,039
Nestle SA REG	532,655	30,807,538

		32,505,539

66	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG*	7,746	$819,046
Straumann Holding AG REG	1,239	218,097

		1,037,143

Insurance 0.6%
Baloise Holding AG REG	7,569	616,539
Swiss Life Holding AG REG*	4,520	555,134
Swiss Re AG*	53,848	2,940,020
Zurich Financial Services AG*	22,389	5,159,402

		9,271,095

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	7,517	500,018

Machinery 0.1%
Schindler Holding AG REG	3,215	377,308
Schindler Holding AG - Participation Certificate	7,570	886,483
Sulzer AG REG	3,513	409,439

		1,673,230

Marine 0.1%
Kuehne + Nagel International AG REG	8,411	1,042,049

Metals & Mining 0.4%
Glencore International PLC (a)	129,390	905,791
Xstrata PLC	319,032	5,313,973

		6,219,764

Pharmaceuticals 2.4%
Novartis AG REG	358,760	20,210,845
Roche Holding AG	108,002	17,719,825

		37,930,670

Professional Services 0.2%
Adecco SA REG*	20,705	994,404
SGS SA REG	852	1,461,545

		2,455,949

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	99,236	687,690

Textiles, Apparel & Luxury Goods 0.5%
Compagnie Financiere Richemont SA, Class A	80,248	4,571,296
Swatch Group AG (The)	11,252	2,497,550

		7,068,846

Trading Companies & Distributors 0.1%
Wolseley PLC	44,362	1,279,225

		136,675,136

UNITED KINGDOM 19.1%
Aerospace & Defense 0.4%
BAE Systems PLC	520,606	2,308,702
Cobham PLC	167,138	482,321

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Aerospace & Defense (continued)
Rolls-Royce Holdings PLC	286,487	$3,224,832
Rolls-Royce Holdings PLC, Class C*	19,767,603	31,784

		6,047,639

Airlines 0.0%†
International Consolidated Airlines Group SA - EUR*	55,491	146,991
International Consolidated Airlines Group SA - GBP*	82,024	219,020

		366,011

Auto Components 0.0%†
GKN PLC	241,944	735,513

Beverages 0.8%
Diageo PLC	384,859	7,964,955
SABMiller PLC	146,422	5,332,719

		13,297,674

Capital Markets 0.2%
3I Group PLC	145,196	478,545
ICAP PLC	84,997	548,213
Investec PLC	76,519	463,595
Man Group PLC	293,673	702,034
Schroders PLC	16,849	385,643

		2,578,030

Chemicals 0.1%
Johnson Matthey PLC	33,432	1,005,600

Commercial Banks 2.7%
Barclays PLC	1,779,978	5,517,830
HSBC Holdings PLC	2,738,969	23,898,352
Lloyds Banking Group PLC*	6,337,159	3,277,092
Royal Bank of Scotland Group PLC*	2,737,199	1,056,340
Standard Chartered PLC	365,472	8,528,043

		42,277,657

Commercial Services & Supplies 0.2%
Aggreko PLC	41,431	1,135,781
Babcock International Group PLC	55,308	625,068
G4S PLC	212,837	832,127
Serco Group PLC	76,831	639,811

		3,232,787

Construction & Engineering 0.0%†
Balfour Beatty PLC	102,981	415,446

Containers & Packaging 0.0%†
Rexam PLC	139,661	774,140

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	21,555	311,185

Diversified Telecommunication Services 0.3%
BT Group PLC	1,191,394	3,594,705
Inmarsat PLC	70,762	533,816

		4,128,521

2011 Annual Report	67

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Electric Utilities 0.2%
Scottish & Southern Energy PLC	143,545	$3,101,458

Energy Equipment & Services 0.2%
Amec PLC	49,236	729,650
Petrofac Ltd.	40,902	939,553
Subsea 7 SA*	43,833	945,182

		2,614,385

Food & Staples Retailing 0.7%
J Sainsbury PLC	192,437	922,151
Tesco PLC	1,237,309	7,977,445
WM Morrison Supermarkets PLC	347,255	1,683,986

		10,583,582

Food Products 0.5%
Associated British Foods PLC	55,483	984,764
Unilever PLC	197,304	6,613,661

		7,598,425

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	139,005	1,272,334

Hotels, Restaurants & Leisure 0.3%
Carnival PLC	28,530	1,043,898
Compass Group PLC	289,076	2,625,054
Intercontinental Hotels Group PLC	43,308	799,294
Tui Travel PLC	67,344	184,281
Whitbread PLC	26,547	705,391

		5,357,918

Household Products 0.3%
Reckitt Benckiser Group PLC	95,151	4,884,074

Independent Power Producers & Energy Traders 0.1%
International Power PLC	238,760	1,295,199

Industrial Conglomerates 0.1%
Smiths Group PLC	59,451	912,442

Insurance 0.8%
Admiral Group PLC	32,368	610,494
Aviva PLC	435,882	2,377,982
Legal & General Group PLC	914,350	1,610,728
Old Mutual PLC	861,082	1,513,896
Prudential PLC	391,402	4,042,835
RSA Insurance Group PLC	548,890	980,237
Standard Life PLC	362,604	1,250,757

		12,386,929

Machinery 0.1%
Invensys PLC	130,715	472,898
Weir Group PLC (The)	32,912	1,008,318

		1,481,216

Media 0.4%
British Sky Broadcasting Group PLC	172,855	1,949,023
ITV PLC*	556,506	570,206
Pearson PLC	123,939	2,276,864

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Media (continued)
Reed Elsevier PLC	189,406	$1,621,472

		6,417,565

Metals & Mining 2.1%
Anglo American PLC	203,310	7,453,444
Antofagasta PLC	62,052	1,154,914
BHP Billiton PLC	328,716	10,351,098
Eurasian Natural Resources Corp. PLC	37,002	389,749
Kazakhmys PLC	31,273	462,327
Lonmin PLC	24,047	418,207
Rio Tinto PLC	219,159	11,856,263
Vedanta Resources PLC	18,028	367,970

		32,453,972

Multiline Retail 0.1%
Marks & Spencer Group PLC	246,917	1,273,008
Next PLC	27,040	1,108,267

		2,381,275

Multi-Utilities 0.6%
Centrica PLC	793,827	3,779,091
National Grid PLC	539,783	5,366,544

		9,145,635

Oil, Gas & Consumable Fuels 2.4%
BG Group PLC	521,008	11,297,544
BP PLC	2,901,227	21,349,648
Cairn Energy PLC*	218,170	1,030,379
Tullow Oil PLC	136,215	3,060,466

		36,738,037

Pharmaceuticals 1.8%
AstraZeneca PLC	211,975	10,176,742
GlaxoSmithKline PLC	793,153	17,800,225

		27,976,967

Professional Services 0.1%
Capita Group PLC (The)	95,509	1,114,343
Intertek Group PLC	23,973	790,409

		1,904,752

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	131,282	1,074,035
Capital Shopping Centres Group PLC	82,056	433,104
Hammerson PLC	110,911	724,593
Land Securities Group PLC	120,367	1,317,346
Segro PLC	120,673	471,877

		4,020,955

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	204,198	1,915,966

Software 0.1%
Sage Group PLC (The)	199,281	888,780

Specialty Retail 0.1%
Kingfisher PLC	368,238	1,525,645

68	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	67,896	$1,457,564

Tobacco 1.3%
British American Tobacco PLC	305,587	14,011,262
Imperial Tobacco Group PLC	156,592	5,704,162

		19,715,424

Trading Companies & Distributors 0.0%†
Bunzl PLC	51,917	671,579

Water Utilities 0.1%
Severn Trent PLC	37,505	912,892
United Utilities Group PLC	106,170	1,034,970

		1,947,862

Wireless Telecommunication Services 1.4%
Vodafone Group PLC	7,882,080	21,886,059

		297,706,202

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc. REG (c)	10,170	1,700,723

Total Common Stocks (cost $1,639,682,446)		1,527,636,137

Preferred Stocks 0.5%
GERMANY 0.5%
Automobiles 0.4%
Bayerische Motoren Werke AG	8,190	445,722
Porsche Automobil Holding SE	23,849	1,389,326
Volkswagen AG	22,189	3,864,208

		5,699,256

Household Products 0.1%
Henkel AG & Co. KGaA	27,750	1,649,601

Media 0.0%†
ProSiebenSat.1 Media AG	11,031	235,139

Multi-Utilities 0.0%†
RWE AG	5,847	218,835

Total Preferred Stocks (cost $6,326,038)		7,802,831

Rights 0.0%

	Number of Rights	Market Value

HONG KONG 0.0%†
Real Estate Management & Development 0.0%†
New World Development Co., Ltd., exercise price HKD 5.68, expiring 11/22/11*	181,339	61,856

Total Rights (cost $–)		61,856

Mutual Fund 0.0%

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.19% (d)	584,834	$584,834

Total Mutual Fund (cost $584,834)		584,834

Repurchase Agreement 2.9%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.09%, dated 10/31/11, due 11/01/11, repurchase price $45,471,231 collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 4.63%, maturing 02/15/40 - 09/20/41; total market value $46,380,579. (e)	$45,471,117	45,471,117

Total Repurchase Agreement (cost $45,471,117)		45,471,117

Total Investments (cost $1,692,064,435) (f) — 101.5%		1,581,556,775

Liabilities in excess of other assets — (1.5)%		(23,062,445)

NET ASSETS — 100.0%		$1,558,494,330

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $42,171,944.

(b)	Fair Valued Security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2011 was $1,700,723 which represents 0.11% of net assets.

(d)	Represents 7-day effective yield as of October 31, 2011.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2011 was $45,471,117.

2011 Annual Report	69

Statement of Investments (Continued)

October 31, 2011

Nationwide International Index Fund (Continued)

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

EUR	Euro

FDR	Fiduciary Depositary Receipt

GBP	British Pound

GDR	Global Depositary Receipt

HKD	Hong Kong Dollar

KGaA	Limited Partnership with shares

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

PPS	Price Protected Shares

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Special Drawing Rights

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At October 31, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
212	DJ Euro Stoxx 50	12/16/11	$7,005,065	$849,612
8	E-Mini MSCI EAFE Index	12/16/11	592,360	42,614
76	FTSE 100 Index	12/16/11	6,768,069	386,670
25	SPI 200 Index	12/15/11	2,821,817	126,162
55	Topix Index	12/08/11	5,339,601	98,787

			$22,526,912	$1,503,845

The accompanying notes are an integral part of these financial statements.

70	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide International Index Fund
Assets:
Investments, at value (cost $1,646,593,318)*	$1,536,085,658
Repurchase agreement, at value and cost	45,471,117

Total Investments	1,581,556,775

Foreign currencies, at value (cost $17,051,948)	17,273,507
Deposits with broker for futures	1,784,000
Dividends receivable	3,363,602
Security lending income receivable	28,266
Receivable for capital shares issued	428,526
Reclaims receivable	1,680,834
Prepaid expenses	31,423

Total Assets	1,606,146,933

Liabilities:
Payable for capital shares redeemed	1,087,457
Payable for variation margin on futures contracts	523,764
Payable upon return of securities loaned (Note 2)	45,471,117
Accrued expenses and other payables:
Investment advisory fees	315,267
Fund administration fees	43,129
Distribution fees	80,255
Administrative servicing fees	45,255
Accounting and transfer agent fees	19,682
Trustee fees	2,942
Custodian fees	10,020
Compliance program costs (Note 3)	3,600
Professional fees	22,847
Printing fees	3,569
Other	23,699

Total Liabilities	47,652,603

Net Assets	$1,558,494,330

Represented by:
Capital	$1,680,432,094
Accumulated undistributed net investment income	14,777,537
Accumulated net realized losses from investment, futures and foreign currency transactions	(28,097,928)
Net unrealized appreciation/(depreciation) from investments	(110,507,660)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,503,845
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	386,442

Net Assets	$1,558,494,330

*	Includes value of securities on loan of $42,171,944 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	71

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide International Index Fund
Net Assets:
Class A Shares	$385,612,863
Class B Shares	152,693
Class C Shares	583,593
Class R2 Shares	3,355
Institutional Class Shares	1,172,141,826

Total	$1,558,494,330

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	57,603,302
Class B Shares	23,359
Class C Shares	91,310
Class R2 Shares	502
Institutional Class Shares	174,365,320

Total	232,083,793

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.69
Class B Shares (a)	$6.54
Class C Shares (b)	$6.39
Class R2 Shares	$6.68
Institutional Class Shares	$6.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.10

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

72	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$56,470,240
Income from securities lending (Note 2)	1,994,882
Interest income	8,859
Other income	27,881
Foreign tax withholding	(4,382,748)

Total Income	54,119,114

EXPENSES:
Investment advisory fees	4,350,812
Fund administration fees	504,369
Distribution fees Class A	988,676
Distribution fees Class B	1,960
Distribution fees Class C	6,860
Distribution fees Class R2	18
Administrative servicing fees Class A	580,392
Registration and filing fees	60,611
Professional fees	98,317
Printing fees	2,982
Trustee fees	47,503
Custodian fees	68,050
Accounting and transfer agent fees	144,412
Compliance program costs (Note 3)	1,234
Recoupment fees (Note 3)	259,177
Other	165,396

Total expenses before earnings credit, fees waived and expenses reimbursed	7,280,769

Earnings credit (Note 6)	(106)
Investment advisory fees waived (Note 3)	(397,664)
Expenses reimbursed by adviser (Note 3)	(1)

Net Expenses	6,882,998

NET INVESTMENT INCOME	47,236,116

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,587,782
Net realized losses from futures transactions (Note 2)	(824,603)
Net realized gains from foreign currency transactions (Note 2)	165,967

Net realized gains from investment, futures and foreign currency transactions	2,929,146

Net change in unrealized appreciation/(depreciation) from investments	(133,741,607)
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,464,540
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	52,877

Net change in unrealized appreciation/(depreciation) from investments	(132,224,190)

Net realized/unrealized losses from investments and foreign currency transactions	(129,295,044)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,058,928)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	73

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$47,236,116	$38,380,151
Net realized gains/(losses) from investment, futures, forward currency and foreign currency transactions	2,929,146	(8,028,969)
Net change in unrealized appreciation/(depreciation) from investments	(132,224,190)	105,459,169

Change in net assets resulting from operations	(82,058,928)	135,810,351

Distributions to Shareholders From:
Net investment income:
Class A	(8,906,483)	(9,501,308)
Class B	(3,253)	(6,629)
Class C	(11,806)	(14,441)
Class R2	(76)	(141)
Institutional Class	(31,792,415)	(31,971,116)

Change in net assets from shareholder distributions	(40,714,033)	(41,493,635)

Change in net assets from capital transactions	96,628,534	29,078,893

Change in net assets	(26,144,427)	123,395,609

Net Assets:
Beginning of year	1,584,638,757	1,461,243,148

End of year	$1,558,494,330	$1,584,638,757

Accumulated undistributed net investment income at end of year	$14,777,537	$7,717,219

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$57,964,598	$58,132,219
Dividends reinvested	8,813,824	9,420,108
Cost of shares redeemed	(40,096,096)	(48,502,757)

Total Class A	26,682,326	19,049,570

Class B Shares
Proceeds from shares issued	119,329	3,460
Dividends reinvested	1,795	4,872
Cost of shares redeemed	(157,039)	(226,128)

Total Class B	(35,915)	(217,796)

Class C Shares
Proceeds from shares issued	117,167	158,773
Dividends reinvested	8,384	10,149
Cost of shares redeemed	(161,678)	(177,528)

Total Class C	(36,127)	(8,606)

Class R2 Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	76	141
Cost of shares redeemed	(2,700)	(776)

Total Class R2	(2,624)	365

The accompanying notes are an integral part of these financial statements.

74	Annual Report 2011

	Nationwide International Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$219,011,671	$167,731,971
Dividends reinvested	31,792,136	31,970,415
Cost of shares redeemed	(180,782,933)	(189,447,026)

Total Institutional Class	70,020,874	10,255,360

Change in net assets from capital transactions	$96,628,534	$29,078,893

SHARE TRANSACTIONS:
Class A Shares
Issued	7,993,194	8,619,385
Reinvested	1,234,293	1,418,418
Redeemed	(5,466,778)	(7,301,376)

Total Class A Shares	3,760,709	2,736,427

Class B Shares
Issued	17,605	498
Reinvested	254	737
Redeemed	(23,450)	(32,201)

Total Class B Shares	(5,591)	(30,966)

Class C Shares
Issued	16,097	24,418
Reinvested	1,222	1,593
Redeemed	(22,106)	(28,322)

Total Class C Shares	(4,787)	(2,311)

Class R2 Shares
Issued	–	149
Reinvested	11	21
Redeemed	(359)	(114)

Total Class R2 Shares	(348)	56

Institutional Class Shares
Issued	31,130,934	24,221,761
Reinvested	4,426,885	4,786,842
Redeemed	(24,183,152)	(27,696,702)

Total Institutional Class Shares	11,374,667	1,311,901

Total change in shares	15,124,650	4,015,107

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	75

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010 (f)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%		$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%	)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%		$232,958,284	0.79%	2.27%	0.81%	6.15%

Class B Shares
Year Ended October 31, 2011 (f)	$7.11	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.54	(6.43%	)	$152,693	1.33%	2.09%	1.35%	7.03%
Year Ended October 31, 2010 (f)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%		$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%		$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%	)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%		$713,940	1.37%	1.62%	1.39%	6.15%

Class C Shares
Year Ended October 31, 2011 (f)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010 (f)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%		$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%	)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%		$1,665,407	1.37%	1.69%	1.39%	6.15%

Class R2 Shares(g)
Year Ended October 31, 2011 (f)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010 (f)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%		$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%	)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%		$1,164	0.76%	2.82%	0.77%	6.15%

Institutional Class Shares
Year Ended October 31, 2011 (f)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010 (f)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%		$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%	)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%		$2,425,067,834	0.37%	2.62%	0.39%	6.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

76	Annual Report 2011

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2011, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 7.51% versus 8.55% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 315 funds as of October 31, 2011) was 5.88% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Eight of the 10 sectors in the Fund’s benchmark, the S&P 400 Index (the Index) reported positive returns during the reporting period. The sectors with the strongest returns were consumer staples, which returned 31.61%; consumer discretionary, which returned a 14.96%; and utilities, which returned 14.89%.

The three holdings that contributed most to relative Fund returns during the reporting period were: Dollar Tree, Inc., a retail discount store chain in the United States; Edwards Lifesciences Corp., a global company that designs, develops, manufactures, and markets products and services to treat late-stage cardiovascular disease; and Hansen Natural Corp., a non-alcoholic beverage company.

What areas of investment detracted from Fund performance?

Two of the 10 sectors in the Index reported negative returns during the reporting period. The sectors registering negative results were: telecommunications, which returned -15.85%; and financials, which registered -0.13%. The weakest contributor to relative Fund performance was information technology, which returned 5.71%.

Three Fund holdings that detracted most from Fund performance were Cree, Inc., a developer and manufacturer of semiconductor materials and electronic devices made from silicon carbide; Forest Oil Corp., an independent oil and gas company; and Jefferies Group, Inc. an independent, full-service global securities and investment banking firm in the Americas, Europe and Asia.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity. These derivatives had minimal impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

2011 Annual Report	77

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	7.51%	3.24%	7.60%
	w/SC2	1.34%	2.03%	6.96%
Class B	w/o SC1	6.85%	2.61%	6.96%
	w/SC3	1.85%	2.28%	6.96%
Class C4	w/o SC1	6.89%	2.62%	6.96%
	w/SC5	5.89%	2.62%	6.96%
Class R2[6,7,8]		7.39%	3.17%	7.56%
Institutional Class[6]		7.92%	3.65%	8.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.68%
Class B	1.31%
Class C	1.31%
Class R2	0.96%
Institutional Class	0.31%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

78	Annual Report 2011

Fund Performance	Nationwide Mid Cap Market Index Fund

2011 Annual Report	79

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Mid Cap Market Index Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	874.80	3.31	0.70
	Hypothetical	[b]	1,000.00	1,021.68	3.57	0.70
Class B Shares	Actual		1,000.00	872.30	6.13	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30
Class C Shares	Actual		1,000.00	873.00	6.14	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30
Class R2 Shares	Actual		1,000.00	874.50	3.78	0.80
	Hypothetical	[b]	1,000.00	1,021.17	4.08	0.80
Institutional Class Shares	Actual		1,000.00	877.10	1.42	0.30
	Hypothetical	[b]	1,000.00	1,023.69	1.53	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

80	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Mid Cap Market Index Fund

Asset Allocation
Common Stocks	98.0%
Repurchase Agreement	2.2%
Mutual Fund	2.0%
Liabilities in excess of other assets	(2.2)%

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	7.9%
Machinery	4.8%
Software	4.3%
Specialty Retail	4.0%
Insurance	3.9%
Oil, Gas & Consumable Fuels	3.7%
Health Care Providers & Services	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Commercial Banks	3.2%
Health Care Equipment & Supplies	2.9%
Other Industries*	58.7%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	1.9%
Dollar Tree, Inc.	0.9%
BorgWarner, Inc.	0.7%
Perrigo Co.	0.7%
Green Mountain Coffee Roasters, Inc.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Kansas City Southern	0.6%
Hansen Natural Corp.	0.6%
Macerich Co. (The)	0.6%
HollyFrontier Corp.	0.6%
Other Holdings*	92.0%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	81

Statement of Investments

October 31, 2011

Nationwide Mid Cap Market Index Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 1.2%
Alliant Techsystems, Inc.	26,874	$1,560,842
BE Aerospace, Inc.*	84,092	3,172,791
Esterline Technologies Corp.*	24,973	1,395,991
Exelis, Inc.*	150,975	1,706,017
Huntington Ingalls Industries, Inc.*	39,829	1,174,956
Triumph Group, Inc.	31,202	1,812,836

		10,823,433

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	83,855	1,225,122

Airlines 0.3%
Alaska Air Group, Inc.*	29,364	1,953,587
JetBlue Airways Corp.*	166,706	746,843

		2,700,430

Auto Components 1.1%
BorgWarner, Inc.*	89,325	6,832,469
Gentex Corp.	116,667	3,514,010

		10,346,479

Automobiles 0.1%
Thor Industries, Inc.	36,479	964,505

Beverages 0.6%
Hansen Natural Corp.*	62,815	5,596,188

Biotechnology 0.9%
United Therapeutics Corp.*	42,329	1,851,047
Vertex Pharmaceuticals, Inc.*	169,561	6,712,920

		8,563,967

Building Products 0.4%
Fortune Brands Home & Security, Inc.*	125,837	1,828,412
Lennox International, Inc.	43,340	1,395,114

		3,223,526

Capital Markets 1.8%
Affiliated Managers Group, Inc.*	42,430	3,929,442
Apollo Investment Corp.	160,231	1,326,713
Eaton Vance Corp.	95,665	2,515,033
Greenhill & Co., Inc.	23,845	900,864
Jefferies Group, Inc.	120,360	1,595,974
Raymond James Financial, Inc.	83,617	2,539,448
SEI Investments Co.	122,080	1,976,475
Waddell & Reed Financial, Inc., Class A	70,187	1,946,286

		16,730,235

Chemicals 2.7%
Albemarle Corp.	74,782	3,985,133
Ashland, Inc.	63,600	3,368,256
Cabot Corp.	53,356	1,610,284
Cytec Industries, Inc.	40,445	1,806,678

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Intrepid Potash, Inc.*	42,950	$1,195,298
Minerals Technologies, Inc.	14,761	809,493
NewMarket Corp.	8,916	1,730,952
Olin Corp.	65,416	1,233,746
RPM International, Inc.	106,916	2,402,403
Scotts Miracle-Gro Co. (The), Class A (a)	36,396	1,765,570
Sensient Technologies Corp.	40,854	1,509,964
Valspar Corp.	76,195	2,656,920

		24,074,697

Commercial Banks 3.2%
Associated Banc-Corp.	141,457	1,577,246
BancorpSouth, Inc. (a)	59,373	580,074
Bank of Hawaii Corp.	38,435	1,623,110
Cathay General Bancorp	64,222	898,466
City National Corp.	38,182	1,619,680
Commerce Bancshares, Inc.	63,024	2,445,331
Cullen/Frost Bankers, Inc.	49,933	2,448,714
East West Bancorp, Inc.	121,438	2,364,398
FirstMerit Corp.	89,151	1,249,006
Fulton Financial Corp.	162,992	1,538,644
Hancock Holding Co.	50,282	1,523,545
International Bancshares Corp.	43,592	789,887
Prosperity Bancshares, Inc.	38,255	1,472,435
SVB Financial Group*	35,257	1,619,707
Synovus Financial Corp.	620,285	930,427
TCF Financial Corp.	130,242	1,385,775
Trustmark Corp.	52,333	1,158,653
Valley National Bancorp (a)	138,658	1,663,896
Webster Financial Corp.	60,014	1,178,675
Westamerica Bancorp	23,283	1,043,544

		29,111,213

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	38,192	1,061,356
Clean Harbors, Inc.*	38,472	2,241,764
Copart, Inc.*	46,004	2,003,474
Corrections Corp. of America*	87,390	1,942,680
Deluxe Corp.	41,668	984,198
Herman Miller, Inc.	47,456	979,966
HNI Corp.	36,575	879,629
Mine Safety Appliances Co.	25,128	843,044
Rollins, Inc.	52,753	1,148,960
Waste Connections, Inc.	92,139	3,137,333

		15,222,404

Communications Equipment 1.1%
ADTRAN, Inc.	52,556	1,765,882
Ciena Corp.*	79,083	1,042,314
Plantronics, Inc.	38,104	1,273,055
Polycom, Inc.*	144,183	2,383,345
Riverbed Technology, Inc.*	126,687	3,494,027

		9,958,623

82	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals 0.6%
Diebold, Inc.	52,370	$1,690,503
NCR Corp.*	128,249	2,441,861
QLogic Corp.*	84,810	1,184,796

		5,317,160

Construction & Engineering 1.1%
Aecom Technology Corp.*	97,409	2,037,796
Granite Construction, Inc.	28,447	640,058
KBR, Inc.	122,913	3,430,502
Shaw Group, Inc. (The)*	58,936	1,370,851
URS Corp.*	64,908	2,317,216

		9,796,423

Construction Materials 0.3%
Martin Marietta Materials, Inc. (a)	37,244	2,687,899

Containers & Packaging 1.8%
AptarGroup, Inc.	54,439	2,611,439
Greif, Inc., Class A	25,102	1,124,068
Packaging Corp. of America	81,316	2,120,721
Rock-Tenn Co., Class A	58,048	3,435,861
Silgan Holdings, Inc.	40,617	1,524,762
Sonoco Products Co.	81,443	2,556,496
Temple-Inland, Inc.	88,569	2,817,380

		16,190,727

Distributors 0.4%
LKQ Corp.*	119,365	3,483,071

Diversified Consumer Services 0.9%
Career Education Corp.*	49,216	793,854
ITT Educational Services, Inc.* (a)	16,539	1,024,756
Matthews International Corp., Class A	23,875	838,968
Regis Corp.	47,188	771,996
Service Corp. International	193,262	1,932,620
Sotheby’s	55,089	1,940,235
Strayer Education, Inc. (a)	9,806	835,569

		8,137,998

Diversified Financial Services 0.4%
MSCI, Inc., Class A*	98,195	3,278,731

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	122,884	2,273,354

Electric Utilities 1.9%
Cleco Corp.	49,797	1,836,015
DPL, Inc.	96,149	2,918,122
Great Plains Energy, Inc.	110,891	2,299,879
Hawaiian Electric Industries, Inc.	78,182	1,980,350
IDACORP, Inc.	40,546	1,637,248
NV Energy, Inc.	192,376	3,085,711
PNM Resources, Inc.	70,717	1,271,492

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Westar Energy, Inc.	94,415	$2,573,753

		17,602,570

Electrical Equipment 1.8%
Acuity Brands, Inc.	35,355	1,636,936
Ametek, Inc.	131,602	5,200,911
General Cable Corp.*	42,572	1,193,719
Hubbell, Inc., Class B	48,868	2,921,818
Regal-Beloit Corp.	33,861	1,799,035
Thomas & Betts Corp.*	42,845	2,128,968
Woodward, Inc.	48,832	1,654,428

		16,535,815

Electronic Equipment, Instruments & Components 2.2%
Arrow Electronics, Inc.*	93,680	3,377,164
Avnet, Inc.*	124,551	3,775,141
Ingram Micro, Inc., Class A*	128,370	2,295,256
Itron, Inc.*	33,208	1,221,722
National Instruments Corp.	75,436	2,014,895
Tech Data Corp.*	35,398	1,740,874
Trimble Navigation Ltd.*	100,091	4,044,677
Vishay Intertechnology, Inc.*	128,235	1,378,526

		19,848,255

Energy Equipment & Services 2.9%
Atwood Oceanics, Inc.*	46,073	1,969,160
CARBO Ceramics, Inc.	16,243	2,206,612
Dresser-Rand Group, Inc.*	65,047	3,148,275
Dril-Quip, Inc.*	28,097	1,829,115
Exterran Holdings, Inc.* (a)	52,286	496,717
Helix Energy Solutions Group, Inc.*	86,441	1,561,124
Oceaneering International, Inc.	88,466	3,700,533
Oil States International, Inc.*	41,851	2,913,248
Patterson-UTI Energy, Inc.	126,901	2,578,628
Superior Energy Services, Inc.* (a)	65,089	1,830,303
Tidewater, Inc.	42,313	2,083,069
Unit Corp.*	33,788	1,657,639

		25,974,423

Food & Staples Retailing 0.2%
Ruddick Corp.	40,082	1,751,984

Food Products 2.2%
Corn Products International, Inc.	62,557	3,034,015
Flowers Foods, Inc.	92,334	1,864,223
Green Mountain Coffee Roasters, Inc.* (a)	104,781	6,812,861
Lancaster Colony Corp. (a)	16,289	1,083,544
Ralcorp Holdings, Inc.*	44,939	3,632,869
Smithfield Foods, Inc.*	134,525	3,075,241
Tootsie Roll Industries, Inc. (a)	20,342	503,871

		20,006,624

2011 Annual Report	83

Statement of Investments (Continued)

October 31, 2011

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 1.8%
AGL Resources, Inc.	63,965	$2,682,692
Atmos Energy Corp.	73,609	2,526,261
National Fuel Gas Co.	67,429	4,132,723
Questar Corp.	144,710	2,788,562
UGI Corp.	91,150	2,613,270
WGL Holdings, Inc.	41,839	1,791,128

		16,534,636

Health Care Equipment & Supplies 3.0%
Cooper Cos., Inc. (The)	38,910	2,696,463
Gen-Probe, Inc.*	39,282	2,360,848
Hill-Rom Holdings, Inc.	51,509	1,734,308
Hologic, Inc.*	213,666	3,444,296
IDEXX Laboratories, Inc.*	46,334	3,335,585
Kinetic Concepts, Inc.*	50,779	3,472,776
Masimo Corp.	48,906	1,011,376
ResMed, Inc.*	123,507	3,495,248
STERIS Corp.	48,344	1,497,697
Teleflex, Inc.	33,174	1,985,795
Thoratec Corp.*	48,723	1,778,877

		26,813,269

Health Care Providers & Services 3.5%
AMERIGROUP Corp.*	40,490	2,252,459
Catalyst Health Solutions, Inc.*	40,660	2,235,080
Community Health Systems, Inc.*	76,046	1,329,284
Health Management Associates, Inc., Class A*	207,269	1,815,676
Health Net, Inc.*	72,647	2,018,860
Henry Schein, Inc.*	75,315	5,220,836
LifePoint Hospitals, Inc.*	42,412	1,639,648
Lincare Holdings, Inc.	76,185	1,794,157
Mednax, Inc.*	39,757	2,616,011
Omnicare, Inc.	94,412	2,815,366
Owens & Minor, Inc.	52,005	1,555,990
Universal Health Services, Inc., Class B	79,705	3,185,809
VCA Antech, Inc.*	70,654	1,435,689
WellCare Health Plans, Inc.*	34,849	1,707,949

		31,622,814

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	153,223	2,934,220

Hotels, Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	36,196	1,312,829
Bob Evans Farms, Inc.	24,771	814,966
Brinker International, Inc.	67,437	1,544,307
Cheesecake Factory, Inc. (The)*	45,967	1,286,616
International Speedway Corp., Class A	23,308	556,129
Life Time Fitness, Inc.*	34,530	1,489,279
Panera Bread Co., Class A*	24,805	3,316,180
Scientific Games Corp., Class A*	51,908	451,081
Wendy’s Co. (The)	245,630	1,242,888

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
WMS Industries, Inc.*	45,499	$996,883

		13,011,158

Household Durables 1.4%
American Greetings Corp., Class A	33,228	531,980
KB Home (a)	65,000	453,050
M.D.C. Holdings, Inc. (a)	30,692	687,501
Mohawk Industries, Inc.*	46,533	2,449,963
NVR, Inc.*	4,427	2,845,454
Ryland Group, Inc.	37,464	505,764
Toll Brothers, Inc.*	119,942	2,091,789
Tupperware Brands Corp.	49,408	2,793,528

		12,359,029

Household Products 1.0%
Church & Dwight Co., Inc.	116,998	5,168,972
Energizer Holdings, Inc.*	56,045	4,135,560

		9,304,532

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	50,244	2,096,180

Information Technology Services 2.9%
Acxiom Corp.*	66,584	878,243
Alliance Data Systems Corp.*	41,500	4,251,260
Broadridge Financial Solutions, Inc.	100,742	2,241,510
Convergys Corp.*	97,954	1,048,108
CoreLogic, Inc.*	86,850	1,056,964
DST Systems, Inc.	28,852	1,448,082
Gartner, Inc.*	78,688	3,031,062
Global Payments, Inc.	65,491	3,007,347
Jack Henry & Associates, Inc.	70,447	2,283,187
Lender Processing Services, Inc.	68,865	1,208,581
Mantech International Corp., Class A	18,911	664,343
NeuStar, Inc., Class A*	56,875	1,808,056
VeriFone Systems, Inc.*	84,551	3,568,898

		26,495,641

Insurance 4.0%
American Financial Group, Inc.	63,929	2,290,576
Arthur J. Gallagher & Co.	91,744	2,834,890
Aspen Insurance Holdings Ltd.	57,790	1,530,857
Brown & Brown, Inc.	94,411	2,084,595
Everest Re Group Ltd.	44,300	3,983,456
Fidelity National Financial, Inc., Class A	182,189	2,812,998
First American Financial Corp.	85,960	1,031,520
Hanover Insurance Group, Inc. (The)	37,088	1,415,278
HCC Insurance Holdings, Inc.	89,678	2,386,332
Kemper Corp.	40,954	1,101,253
Mercury General Corp.	28,430	1,231,019
Old Republic International Corp.	208,242	1,840,859
Protective Life Corp.	69,109	1,285,427
Reinsurance Group of America, Inc.	60,400	3,154,692

84	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
StanCorp Financial Group, Inc.	36,353	$1,233,821
Transatlantic Holdings, Inc.	50,940	2,650,918
W.R. Berkley Corp.	92,532	3,221,039

		36,089,530

Internet Software & Services 1.1%
AOL, Inc.*	87,292	1,232,563
Digital River, Inc.*	32,409	594,057
Equinix, Inc.*	38,338	3,680,831
Rackspace Hosting, Inc.*	83,986	3,476,181
ValueClick, Inc.*	67,597	1,189,707

		10,173,339

Leisure Equipment & Products 0.4%
Polaris Industries, Inc.	56,353	3,569,399

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	16,023	1,595,090
Charles River Laboratories International, Inc.*	41,901	1,352,564
Covance, Inc.*	49,524	2,512,353
Mettler-Toledo International, Inc.*	25,988	3,991,757
Pharmaceutical Product Development, Inc.	92,856	3,063,319
Techne Corp.	30,235	2,080,168

		14,595,251

Machinery 4.9%
AGCO Corp.*	78,641	3,446,835
Crane Co.	39,781	1,754,740
Donaldson Co., Inc.	61,539	3,941,573
Gardner Denver, Inc.	42,656	3,298,589
Graco, Inc.	49,623	2,130,812
Harsco Corp.	65,845	1,517,727
IDEX Corp.	67,736	2,401,241
ITT Corp.	75,487	1,323,287
Kennametal, Inc.	66,251	2,576,502
Lincoln Electric Holdings, Inc.	68,658	2,499,151
Nordson Corp.	48,619	2,254,463
Oshkosh Corp.*	74,391	1,551,796
Pentair, Inc.	80,516	2,894,550
SPX Corp.	41,671	2,275,653
Terex Corp.*	89,446	1,488,382
Timken Co.	68,817	2,898,572
Trinity Industries, Inc.	65,386	1,783,076
Valmont Industries, Inc.	18,323	1,571,197
Wabtec Corp.	39,340	2,642,861

		44,251,007

Marine 0.5%
Alexander & Baldwin, Inc.	34,014	1,411,921
Kirby Corp.*	45,367	2,791,885

		4,203,806

Common Stocks (continued)

	Shares	Market Value

Media 0.9%
AMC Networks, Inc., Class A*	46,747	$1,524,887
DreamWorks Animation SKG, Inc., Class A*	57,925	1,074,509
John Wiley & Sons, Inc., Class A	38,740	1,842,474
Lamar Advertising Co., Class A* (a)	47,778	1,074,527
Meredith Corp.	30,591	820,756
New York Times Co. (The), Class A*	98,809	752,925
Scholastic Corp. (a)	20,843	559,635
Valassis Communications, Inc.* (a)	38,471	751,339

		8,401,052

Metals & Mining 1.2%
Carpenter Technology Corp.	36,018	2,042,941
Commercial Metals Co.	94,305	1,172,211
Compass Minerals International, Inc.	26,830	2,040,958
Reliance Steel & Aluminum Co.	61,053	2,697,932
Steel Dynamics, Inc.	178,318	2,227,192
Worthington Industries, Inc.	45,212	781,263

		10,962,497

Multiline Retail 1.1%
99 Cents Only Stores*	38,598	841,437
Dollar Tree, Inc.*	99,421	7,949,703
Saks, Inc.* (a)	130,534	1,379,744

		10,170,884

Multi-Utilities 2.0%
Alliant Energy Corp.	90,457	3,688,836
Black Hills Corp. (a)	32,189	1,085,091
MDU Resources Group, Inc.	153,895	3,171,776
NSTAR	84,429	3,806,904
OGE Energy Corp.	79,853	4,131,594
Vectren Corp.	66,692	1,892,719

		17,776,920

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	43,934	1,570,201

Oil, Gas & Consumable Fuels 3.8%
Arch Coal, Inc.	173,707	3,164,942
Bill Barrett Corp.*	38,780	1,613,248
Cimarex Energy Co.	69,741	4,463,424
Comstock Resources, Inc.*	38,923	709,956
Energen Corp.	58,762	2,882,864
Forest Oil Corp.*	93,290	1,087,761
HollyFrontier Corp.	171,196	5,254,005
Northern Oil and Gas, Inc.* (a)	51,526	1,245,383
Patriot Coal Corp.*	74,593	936,888
Plains Exploration & Production Co.*	114,943	3,620,704
Quicksilver Resources, Inc.*	97,803	753,083
SM Energy Co.	51,949	4,307,092
Southern Union Co.	101,670	4,273,190

		34,312,540

2011 Annual Report	85

Statement of Investments (Continued)

October 31, 2011

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products 0.4%
Domtar Corp.	32,677	$2,676,573
Louisiana-Pacific Corp.*	107,978	718,054

		3,394,627

Pharmaceuticals 1.3%
Endo Pharmaceuticals Holdings, Inc.*	95,043	3,070,839
Medicis Pharmaceutical Corp., Class A	51,664	1,978,215
Perrigo Co.	75,617	6,826,703

		11,875,757

Professional Services 1.0%
Corporate Executive Board Co. (The)	28,213	1,032,314
FTI Consulting, Inc.*	33,901	1,336,038
Korn/Ferry International*	38,498	614,813
Manpower, Inc.	66,798	2,881,666
Towers Watson & Co., Class A	42,888	2,817,741

		8,682,572

Real Estate Investment Trusts (REITs) 8.1%
Alexandria Real Estate Equities, Inc.	50,483	3,336,422
American Campus Communities, Inc.	56,693	2,207,059
BRE Properties, Inc.	60,928	3,053,711
Camden Property Trust	58,016	3,518,090
Corporate Office Properties Trust	58,665	1,422,626
Cousins Properties, Inc.	84,495	554,287
Duke Realty Corp.	206,105	2,530,969
Equity One, Inc.	48,676	834,793
Essex Property Trust, Inc.	26,674	3,807,980
Federal Realty Investment Trust	51,188	4,543,447
Highwoods Properties, Inc.	56,190	1,740,766
Home Properties, Inc.	38,489	2,267,002
Hospitality Properties Trust	100,655	2,418,740
Liberty Property Trust	94,288	3,017,216
Macerich Co. (The)	107,508	5,349,598
Mack-Cali Realty Corp.	70,982	1,991,755
Omega Healthcare Investors, Inc.	84,098	1,493,581
Potlatch Corp.	32,796	1,065,214
Rayonier, Inc.	99,290	4,143,372
Realty Income Corp.	103,410	3,454,928
Regency Centers Corp.	73,293	3,002,081
Senior Housing Properties Trust	130,958	2,938,698
SL Green Realty Corp.	69,655	4,805,498
Taubman Centers, Inc.	47,195	2,889,750
UDR, Inc.	178,556	4,451,401
Weingarten Realty Investors	98,522	2,286,696

		73,125,680

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	35,418	2,288,711

Road & Rail 1.4%
Con-way, Inc.	45,352	1,336,523
J.B. Hunt Transport Services, Inc.	75,450	3,192,290

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Kansas City Southern*	89,499	$5,653,652
Landstar System, Inc.	38,918	1,736,910
Werner Enterprises, Inc.	36,264	859,457

		12,778,832

Semiconductors & Semiconductor Equipment 3.3%
Atmel Corp.*	379,467	4,007,172
Cree, Inc.*	94,324	2,512,791
Cypress Semiconductor Corp.*	140,179	2,678,821
Fairchild Semiconductor International, Inc.*	104,174	1,559,485
Integrated Device Technology, Inc.*	119,418	726,061
International Rectifier Corp.*	57,132	1,387,736
Intersil Corp., Class A	102,711	1,229,451
Lam Research Corp.*	100,890	4,337,261
RF Micro Devices, Inc.*	225,409	1,654,502
Semtech Corp.*	53,335	1,302,441
Silicon Laboratories, Inc.* (a)	36,106	1,543,531
Skyworks Solutions, Inc.*	151,842	3,007,990
Varian Semiconductor Equipment Associates, Inc.*	61,467	3,858,284

		29,805,526

Software 4.4%
ACI Worldwide, Inc.*	27,330	838,211
Advent Software, Inc.*	26,917	737,526
ANSYS, Inc.*	75,174	4,086,459
Cadence Design Systems, Inc.*	219,415	2,428,924
Concur Technologies, Inc.*	37,876	1,761,991
FactSet Research Systems, Inc.	37,355	3,713,834
Fair Isaac Corp.	31,537	862,537
Informatica Corp.*	86,952	3,956,316
Mentor Graphics Corp.*	76,199	865,621
MICROS Systems, Inc.*	65,865	3,241,875
Parametric Technology Corp.*	95,785	1,995,201
Quest Software, Inc.*	47,693	838,920
Rovi Corp.* (a)	90,681	4,492,337
Solera Holdings, Inc.	57,751	3,154,937
Synopsys, Inc.*	117,427	3,148,218
TIBCO Software, Inc.*	132,618	3,831,334

		39,954,241

Specialty Retail 4.1%
Aaron’s, Inc.	64,150	1,716,654
Advance Auto Parts, Inc.	60,098	3,910,577
Aeropostale, Inc.*	65,933	900,645
American Eagle Outfitters, Inc.	158,925	2,086,685
Ann, Inc.*	42,628	1,135,610
Ascena Retail Group, Inc.*	56,033	1,619,354
Barnes & Noble, Inc. (a)	36,257	444,873
Chico’s FAS, Inc.	140,426	1,735,665
Collective Brands, Inc.*	49,477	722,859
Dick’s Sporting Goods, Inc.*	78,502	3,068,643

86	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Foot Locker, Inc.	124,692	$2,725,767
Guess?, Inc.	54,480	1,797,295
J Crew Group, Inc.* (b)	56,743	0
Office Depot, Inc.*	228,974	524,351
PetSmart, Inc.	91,888	4,314,142
RadioShack Corp.	81,430	969,831
Rent-A-Center, Inc.	50,283	1,717,164
Tractor Supply Co.	58,199	4,128,637
Williams-Sonoma, Inc.	85,201	3,198,446

		36,717,198

Textiles, Apparel & Luxury Goods 2.0%
Deckers Outdoor Corp.*	31,396	3,618,075
Fossil, Inc.*	43,199	4,478,008
Hanesbrands, Inc.*	79,205	2,088,636
PVH Corp.	55,063	4,097,238
Under Armour, Inc., Class A*	29,844	2,519,132
Warnaco Group, Inc. (The)*	35,065	1,721,692

		18,522,781

Thrifts & Mortgage Finance 1.0%
Astoria Financial Corp.	69,459	576,510
First Niagara Financial Group, Inc.	240,411	2,209,377
New York Community Bancorp, Inc.	356,506	4,745,095
Washington Federal, Inc.	89,979	1,228,213

		8,759,195

Tobacco 0.1%
Universal Corp.	18,970	812,295

Trading Companies & Distributors 0.7%
GATX Corp.	38,020	1,443,999
MSC Industrial Direct Co., Class A	38,068	2,589,005
United Rentals, Inc.*	51,131	1,196,977
Watsco, Inc.	23,115	1,425,271

		6,655,252

Water Utilities 0.3%
Aqua America, Inc.	112,837	2,503,853

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	74,997	1,738,430

Total Common Stocks (cost $834,410,144)		886,288,711

Mutual Fund 2.0%
Money Market Fund 2.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.19% (c)	17,892,457	17,892,457

Total Mutual Fund (cost $17,892,457)		17,892,457

Repurchase Agreement 2.2%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.09%, dated 10/31/11, due 11/01/11, repurchase price $19,452,762, collateralized by U.S. Government Agency Mortgage Security, 4.50%, maturing 09/20/41 and U.S. Treasury Securities ranging from 0.00% - 4.63%, maturing 02/15/40 - 05/15/40; total market value $19,841,784. (d)	$19,452,713	$19,452,713

Total Repurchase Agreement (cost $19,452,713)		19,452,713

Total Investments (cost $871,755,314) (e) — 102.2%		923,633,881

Liabilities in excess of other assets — (2.2)%		(19,806,141)

NET ASSETS — 100.0%		$903,827,740

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $18,133,486.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of October 31, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2011 was $19,452,713.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

REIT	Real Estate Investment Trust

At October 31, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
193	E-Mini S&P Mid Cap 400 Index	12/16/11	$17,101,730	$801,202

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	87

Statement of Assets and Liabilities

October 31, 2011

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value (cost $852,302,601)*	$904,181,168
Repurchase agreement, at value and cost	19,452,713

Total Investments	923,633,881

Deposits with broker for futures	1,461,600
Dividends receivable	453,899
Security lending income receivable	8,409
Receivable for investments sold	736,260
Receivable for capital shares issued	1,601,511
Prepaid expenses	18,605

Total Assets	927,914,165

Liabilities:
Payable for investments purchased	3,040,343
Payable for capital shares redeemed	783,023
Payable for variation margin on futures contracts	484,979
Payable upon return of securities loaned (Note 2)	19,452,713
Accrued expenses and other payables:
Investment advisory fees	147,295
Fund administration fees	28,182
Distribution fees	47,587
Administrative servicing fees	23,791
Accounting and transfer agent fees	24,256
Trustee fees	2,531
Custodian fees	6,980
Compliance program costs (Note 3)	1,574
Professional fees	19,977
Printing fees	3,794
Other	19,400

Total Liabilities	24,086,425

Net Assets	$903,827,740

Represented by:
Capital	$795,996,485
Accumulated undistributed net investment income	850,012
Accumulated net realized gains from investment and futures contracts	54,301,474
Net unrealized appreciation/(depreciation) from investments	51,878,567
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	801,202

Net Assets	$903,827,740

*	Includes value of securities on loan of $18,133,486 (Note 2)

The accompanying notes are an integral part of these financial statements.

88	Annual Report 2011

Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$231,028,775
Class B Shares	218,927
Class C Shares	1,639,282
Class R2 Shares	3,789
Institutional Class Shares	670,936,967

Total	$903,827,740

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,041,458
Class B Shares	15,556
Class C Shares	117,454
Class R2 Shares	264
Institutional Class Shares	46,074,861

Total	62,249,593

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.40
Class B Shares (a)	$14.07
Class C Shares (b)	$13.96
Class R2 Shares	$14.35
Institutional Class Shares	$14.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.28

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	89

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$12,041,277
Income from securities lending (Note 2)	131,148
Other income	17,529

Total Income	12,189,954

EXPENSES:
Investment advisory fees	2,176,105
Fund administration fees	337,193
Distribution fees Class A	588,945
Distribution fees Class B	3,554
Distribution fees Class C	15,909
Distribution fees Class R2	12
Administrative servicing fees Class A	333,181
Registration and filing fees	59,018
Professional fees	48,404
Printing fees	6,489
Trustee fees	30,739
Custodian fees	39,662
Accounting and transfer agent fees	115,711
Compliance program costs (Note 3)	1,499
Recoupment fees (Note 3)	110,135
Other	130,602

Total expenses before earnings credit and fees waived	3,997,158

Earnings credit (Note 6)	(513)
Investment advisory fees waived (Note 3)	(166,294)

Net Expenses	3,830,351

NET INVESTMENT INCOME	8,359,603

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	55,868,922
Net realized gains from futures transactions (Note 2)	4,190,783

Net realized gains from investment and futures transactions	60,059,705

Net change in unrealized appreciation/(depreciation) from investments	16,482,451
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(162,300)

Net change in unrealized appreciation/(depreciation) from investments and futures	16,320,151

Net realized/unrealized gains from investments and futures transactions	76,379,856

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,739,459

The accompanying notes are an integral part of these financial statements.

90	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$8,359,603	$9,012,783
Net realized gains from investment and futures transactions	60,059,705	21,423,937
Net change in unrealized appreciation from investments and futures	16,320,151	164,680,743

Change in net assets resulting from operations	84,739,459	195,117,463

Distributions to Shareholders From:
Net investment income:
Class A	(2,009,466)	(1,245,983)
Class B	(1,836)	(1,652)
Class C	(9,440)	(2,957)
Class R2	(14)	(7)
Institutional Class	(8,124,997)	(6,615,741)
Net realized gains:
Class A	(2,128,355)	–
Class B	(4,213)	–
Class C	(13,700)	–
Class R2	(15)	–
Institutional Class	(7,316,890)	–

Change in net assets from shareholder distributions	(19,608,926)	(7,866,340)

Change in net assets from capital transactions	(63,770,126)	(3,853,876)

Change in net assets	1,360,407	183,397,247

Net Assets:
Beginning of year	902,467,333	719,070,086

End of year	$903,827,740	$902,467,333

Accumulated undistributed net investment income at end of year	$850,012	$2,648,905

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$62,128,144	$38,382,763
Dividends reinvested	3,969,369	1,198,159
Cost of shares redeemed	(42,097,199)	(27,889,820)

Total Class A	24,000,314	11,691,102

Class B Shares
Proceeds from shares issued	61,392	15,531
Dividends reinvested	4,510	1,382
Cost of shares redeemed	(385,907)	(168,960)

Total Class B	(320,005)	(152,047)

Class C Shares
Proceeds from shares issued	617,127	181,560
Dividends reinvested	17,822	2,191
Cost of shares redeemed	(226,553)	(122,446)

Total Class C	408,396	61,305

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	91

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,412	$1,191
Dividends reinvested	29	7
Cost of shares redeemed	(2)	(883)

Total Class R2	2,439	315

Institutional Class Shares
Proceeds from shares issued	107,082,454	66,372,616
Dividends reinvested	15,441,887	6,615,741
Cost of shares redeemed	(210,385,611)	(88,442,908)

Total Institutional Class	(87,861,270)	(15,454,551)

Change in net assets from capital transactions	$(63,770,126)	$(3,853,876)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,156,332	3,016,899
Reinvested	265,927	98,315
Redeemed	(2,833,627)	(2,259,874)

Total Class A Shares	1,588,632	855,340

Class B Shares
Issued	4,021	1,281
Reinvested	309	120
Redeemed	(26,203)	(14,260)

Total Class B Shares	(21,873)	(12,859)

Class C Shares
Issued	42,366	15,343
Reinvested	1,228	189
Redeemed	(15,354)	(10,268)

Total Class C Shares	28,240	5,264

Class R2 Shares
Issued	160	102
Reinvested	2	1
Redeemed	–	(76)

Total Class R2 Shares	162	27

Institutional Class Shares
Issued	7,443,246	5,313,372
Reinvested	1,024,695	536,342
Redeemed	(13,538,698)	(6,950,236)

Total Institutional Class Shares	(5,070,757)	(1,100,522)

Total change in shares	(3,475,596)	(252,750)

Amounts	designated as “–” are zero or round to zero.

The accompanying notes are an integral part of these financial statements.

92	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%		$231,028,775	0.68%	0.55%		0.70%	23.58%
Year Ended October 31, 2010 (f)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%		$197,128,439	0.67%	0.79%		0.71%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%		$147,301,010	0.73%	1.01%		0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%	)	$124,032,623	0.69%	0.71%		0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	–	$16.40	16.20%		$218,928,364	0.74%	1.05%		0.77%	21.52%

Class B Shares
Year Ended October 31, 2011 (f)	$13.36	(0.01)	0.93	0.92	(0.07)	(0.14)	(0.21)	–	$14.07	6.85%		$218,927	1.29%	(0.04%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%		$500,053	1.30%	0.17%		1.35%	15.52%
Year Ended October 31, 2009 (f)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%		$534,484	1.32%	0.51%		1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%	)	$576,888	1.32%	0.08%		1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	–	$16.18	15.52%		$1,000,821	1.32%	0.49%		1.36%	21.52%

Class C Shares
Year Ended October 31, 2011 (f)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%		$1,639,282	1.29%	(0.07%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%		$1,183,758	1.30%	0.15%		1.34%	15.52%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%		$886,523	1.32%	0.46%		1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%	)	$852,181	1.32%	0.05%		1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	–	$16.09	15.52%		$1,230,151	1.32%	0.40%		1.36%	21.52%

Class R2 Shares(g)
Year Ended October 31, 2011 (f)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%		$3,789	0.77%	0.45%		0.77%	23.58%
Year Ended October 31, 2010 (f)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%		$1,385	0.80%	0.63%		0.83%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%		$811	0.91%	0.84%		1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%	)	$691	0.66%	0.74%		0.69%	29.96%
Period Ended October 31, 2007 (h)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	–	$16.39	9.40%		$1,094	0.73%	0.74%		0.75%	21.52%

Institutional Class Shares
Year Ended October 31, 2011 (f)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%		$670,936,967	0.29%	0.94%		0.31%	23.58%
Year Ended October 31, 2010 (f)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%		$703,653,698	0.30%	1.16%		0.34%	15.52%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%		$570,347,258	0.32%	1.39%		0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%	)	$439,027,150	0.32%	1.09%		0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	–	$16.53	16.66%		$724,960,103	0.32%	1.67%		0.35%	21.52%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	93

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2011, the Nationwide S&P 500 Index Fund (Service Class) returned 7.42% versus 8.09% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 158 funds as of October 31, 2011) was 7.46% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Nine of the 10 sectors within the Fund’s benchmark, the S&P 500 Index (the Index), recorded positive returns during the reporting period. The strongest-performing sectors were energy, which returned 19.22%; utilities, which returned 14.71%; and consumer discretionary, which returned 12.62%.

The three stocks that contributed the most to relative Fund performance were: Apple Inc., a provider of personal computers and related personal computing and mobile communication devices; Exxon Mobil Corp., a manufacturer and marketer of commodity petrochemicals; and International Business Machines Corp., a computer services company.

What areas of investment detracted from Fund performance?

Financials, which registered -5.90%, was the only sector within the Index to post negative performance during the reporting period. Materials, which returned 2.75%, and industrials, which returned 6.02%, were weaker performers than the other Index sectors.

The three Fund holdings that detracted most from Fund performance were Bank of America Corp., a diversified banking institution; Hewlett-Packard Co., a provider of computer imaging and printing systems, computing systems and information technology services; and Citigroup Inc., a diversified financial services holding company.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows, ensuring that the Fund remains fully invested. They are not used in any speculative or arbitrage capacity. These derivatives had minimal impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

94	Annual Report 2011

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	7.46%	(0.29)%	3.15%
	w/SC2	1.32%	(1.47)%	2.53%
Class B	w/o SC1	6.80%	(0.97)%	2.43%
	w/SC3	1.80%	(1.34)%	2.43%
Class C4	w/o SC1	6.85%	(0.96)%	2.43%
	w/SC5	5.85%	(0.96)%	2.43%
Class R2[6,7,8]		7.06%	(0.57)%	3.00%
Institutional Service Class[6]		7.55%	(0.21)%	3.20%
Institutional Class[6]		7.91%	0.05%	3.46%
Service Class[6]		7.42%	(0.37)%	3.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.62%
Class B	1.21%
Class C	1.21%
Class R2	0.96%
Institutional Service Class	0.46%
Institutional Class	0.21%
Service Class	0.61%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	95

Fund Performance (Continued)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

96	Annual Report 2011

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide S&P 500 Index Fund		Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual	1,000.00	925.60	3.06	0.63
	Hypothetical[b]	1,000.00	1,022.03	3.21	0.63
Class B Shares	Actual	1,000.00	923.30	5.82	1.20
	Hypothetical[b]	1,000.00	1,019.16	6.11	1.20
Class C Shares	Actual	1,000.00	922.90	5.82	1.20
	Hypothetical[b]	1,000.00	1,019.16	6.11	1.20
Class R2 Shares	Actual	1,000.00	924.10	4.61	0.95
	Hypothetical[b]	1,000.00	1,020.42	4.84	0.95
Institutional Service Class Shares	Actual	1,000.00	926.00	2.18	0.45
	Hypothetical[b]	1,000.00	1,022.94	2.29	0.45
Institutional Class Shares	Actual	1,000.00	928.10	0.97	0.20
	Hypothetical[b]	1,000.00	1,024.20	1.02	0.20
Service Class Shares	Actual	1,000.00	925.70	2.91	0.60
	Hypothetical[b]	1,000.00	1,022.18	3.06	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	97

Portfolio Summary October 31, 2011	Nationwide S&P 500 Index Fund

Asset Allocation
Common Stocks	99.4%
Mutual Fund	0.6%
Repurchase Agreement	0.4%
Liabilities in excess of other assets	(0.4)%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	10.1%
Pharmaceuticals	5.8%
Computers & Peripherals	4.7%
Information Technology Services	3.9%
Software	3.8%
Insurance	3.7%
Media	3.1%
Diversified Financial Services	3.0%
Diversified Telecommunication Services	2.7%
Beverages	2.6%
Other Industries*	56.6%

100.0%

Top Holdings †
Exxon Mobil Corp.	3.3%
Apple, Inc.	3.3%
International Business Machines Corp.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.5%
Johnson & Johnson	1.5%
Procter & Gamble Co. (The)	1.5%
AT&T, Inc.	1.5%
Coca-Cola Co. (The)	1.3%
Other Holdings*	80.7%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

98	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide S&P 500 Index Fund

Common Stocks 99.4%

	Shares	Market Value

Aerospace & Defense 2.6%
Boeing Co. (The)	154,654	$10,174,687
General Dynamics Corp.	75,735	4,861,429
Goodrich Corp.	26,109	3,201,747
Honeywell International, Inc.	163,412	8,562,789
L-3 Communications Holdings, Inc.	22,019	1,492,448
Lockheed Martin Corp.	57,635	4,374,496
Northrop Grumman Corp.	58,140	3,357,585
Precision Castparts Corp.	29,999	4,894,337
Raytheon Co.	73,916	3,266,348
Rockwell Collins, Inc.	31,999	1,786,504
Textron, Inc.	57,793	1,122,340
United Technologies Corp.	189,598	14,784,852

		61,879,562

Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	34,279	2,379,991
Expeditors International of Washington, Inc.	44,127	2,012,191
FedEx Corp.	66,263	5,422,302
United Parcel Service, Inc., Class B	204,692	14,377,566

		24,192,050

Airlines 0.1%
Southwest Airlines Co.	166,882	1,426,841

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The)*	50,194	720,786
Johnson Controls, Inc.	141,581	4,662,262

		5,383,048

Automobiles 0.5%
Ford Motor Co.*	793,061	9,262,953
Harley-Davidson, Inc.	49,098	1,909,912

		11,172,865

Beverages 2.6%
Beam, Inc.	32,036	1,583,539
Brown-Forman Corp., Class B	21,012	1,570,227
Coca-Cola Co. (The)	479,264	32,743,317
Coca-Cola Enterprises, Inc.	66,465	1,782,591
Constellation Brands, Inc., Class A*	38,234	773,092
Dr Pepper Snapple Group, Inc.	45,209	1,693,077
Molson Coors Brewing Co., Class B	33,821	1,431,981
PepsiCo, Inc.	330,319	20,793,581

		62,371,405

Biotechnology 1.2%
Amgen, Inc.	192,850	11,044,520
Biogen Idec, Inc.*	50,684	5,897,590
Celgene Corp.*	95,728	6,206,046
Gilead Sciences, Inc.*	161,273	6,718,633

		29,866,789

Common Stocks (continued)

	Shares	Market Value

Building Products 0.0%†
Masco Corp.	74,631	$716,458

Capital Markets 2.0%
Ameriprise Financial, Inc.	49,691	2,319,576
Bank of New York Mellon Corp. (The)	257,856	5,487,176
BlackRock, Inc.	20,937	3,303,649
Charles Schwab Corp. (The)	224,094	2,751,874
E*TRADE Financial Corp.*	51,820	562,247
Federated Investors, Inc., Class B (a)	19,562	382,242
Franklin Resources, Inc.	30,277	3,228,437
Goldman Sachs Group, Inc. (The)	105,577	11,565,960
Invesco Ltd.	93,933	1,885,235
Janus Capital Group, Inc.	38,949	255,505
Legg Mason, Inc.	28,141	773,878
Morgan Stanley	310,038	5,469,070
Northern Trust Corp.	50,244	2,033,375
State Street Corp.	105,311	4,253,511
T. Rowe Price Group, Inc.	53,456	2,824,615

		47,096,350

Chemicals 2.2%
Air Products & Chemicals, Inc.	44,335	3,819,017
Airgas, Inc.	14,384	991,777
CF Industries Holdings, Inc.	14,961	2,427,721
Dow Chemical Co. (The)	246,712	6,878,331
E.I. du Pont de Nemours & Co.	194,627	9,355,720
Eastman Chemical Co.	29,400	1,155,126
Ecolab, Inc.	48,195	2,594,819
FMC Corp.	14,823	1,169,386
International Flavors & Fragrances, Inc.	16,671	1,009,596
Monsanto Co.	111,608	8,119,482
Mosaic Co. (The)	57,686	3,378,092
PPG Industries, Inc.	32,855	2,839,001
Praxair, Inc.	63,141	6,419,545
Sherwin-Williams Co. (The)	18,316	1,514,916
Sigma-Aldrich Corp.	25,302	1,656,775

		53,329,304

Commercial Banks 2.5%
BB&T Corp.	145,523	3,396,507
Comerica, Inc.	41,655	1,064,285
Fifth Third Bancorp	190,897	2,292,673
First Horizon National Corp.	56,222	392,992
Huntington Bancshares, Inc.	180,193	933,400
KeyCorp	196,905	1,390,149
M&T Bank Corp.	26,075	1,984,568
PNC Financial Services Group, Inc.	109,852	5,900,151
Regions Financial Corp.	259,763	1,020,869
SunTrust Banks, Inc.	111,547	2,200,822
U.S. Bancorp	400,885	10,258,647
Wells Fargo & Co.	1,102,038	28,553,805

2011 Annual Report	99

Statement of Investments (Continued)

October 31, 2011

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Zions Bancorporation	37,914	$658,187

		60,047,055

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	22,224	591,158
Cintas Corp.	23,578	704,746
Iron Mountain, Inc.	42,165	1,304,163
Pitney Bowes, Inc. (a)	42,446	865,050
Republic Services, Inc.	66,494	1,892,419
RR Donnelley & Sons Co.	39,455	643,117
Stericycle, Inc.*	17,825	1,489,814
Waste Management, Inc.	98,398	3,240,246

		10,730,713

Communications Equipment 2.1%
Cisco Systems, Inc.	1,147,969	21,271,866
F5 Networks, Inc.*	16,804	1,746,776
Harris Corp.	25,602	966,475
JDS Uniphase Corp.*	47,867	574,404
Juniper Networks, Inc.*	110,745	2,709,930
Motorola Mobility Holdings, Inc.*	55,082	2,141,588
Motorola Solutions, Inc.	63,427	2,975,361
QUALCOMM, Inc.	350,585	18,090,186
Tellabs, Inc.	77,764	336,718

		50,813,304

Computers & Peripherals 4.7%
Apple, Inc.* (b)	193,522	78,333,835
Dell, Inc.*	324,551	5,131,151
EMC Corp.*	430,916	10,561,751
Hewlett-Packard Co.	432,849	11,518,112
Lexmark International, Inc., Class A*	16,811	532,909
NetApp, Inc.*	76,851	3,147,817
SanDisk Corp.*	50,013	2,534,159
Western Digital Corp.*	48,938	1,303,708

		113,063,442

Construction & Engineering 0.2%
Fluor Corp.	36,210	2,058,538
Jacobs Engineering Group, Inc.*	26,466	1,026,881
Quanta Services, Inc.*	44,774	935,329

		4,020,748

Construction Materials 0.0%†
Vulcan Materials Co. (a)	26,932	842,702

Consumer Finance 0.8%
American Express Co.	216,738	10,971,278
Capital One Financial Corp.	95,837	4,375,917
Discover Financial Services	114,150	2,689,374
SLM Corp.	107,122	1,464,358

		19,500,927

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.1%
Ball Corp.	34,051	$1,177,143
Bemis Co., Inc.	22,158	622,861
Owens-Illinois, Inc.*	33,776	678,222
Sealed Air Corp.	32,947	586,457

		3,064,683

Distributors 0.1%
Genuine Parts Co.	32,693	1,877,559

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	25,621	1,213,154
DeVry, Inc.	12,879	485,281
H&R Block, Inc.	62,874	961,343

		2,659,778

Diversified Financial Services 3.0%
Bank of America Corp.	2,115,037	14,445,703
Citigroup, Inc.	609,004	19,238,437
CME Group, Inc.	13,929	3,838,275
IntercontinentalExchange, Inc.*	15,279	1,984,437
JPMorgan Chase & Co.	813,824	28,288,522
Leucadia National Corp.	40,946	1,098,581
Moody’s Corp.	41,763	1,482,169
NASDAQ OMX Group, Inc. (The)*	27,505	689,000
NYSE Euronext	54,325	1,443,415

		72,508,539

Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,236,941	36,254,741
CenturyLink, Inc.	128,861	4,543,639
Frontier Communications Corp.	206,543	1,292,959
Verizon Communications, Inc.	590,800	21,847,784
Windstream Corp.	105,647	1,285,724

		65,224,847

Electric Utilities 2.0%
American Electric Power Co., Inc.	100,596	3,951,411
Duke Energy Corp.	277,516	5,666,877
Edison International	67,685	2,748,011
Entergy Corp.	36,973	2,557,422
Exelon Corp.	138,490	6,147,571
FirstEnergy Corp.	87,306	3,925,278
NextEra Energy, Inc.	87,999	4,963,144
Northeast Utilities	37,067	1,281,406
Pepco Holdings, Inc.	46,708	924,818
Pinnacle West Capital Corp.	22,628	1,031,384
PPL Corp.	120,558	3,540,789
Progress Energy, Inc.	61,568	3,207,693
Southern Co.	179,010	7,733,232

		47,679,036

Electrical Equipment 0.5%
Emerson Electric Co.	155,629	7,488,867

100	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Rockwell Automation, Inc.	29,987	$2,028,621
Roper Industries, Inc.	19,901	1,613,971

		11,131,459

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	35,897	1,704,749
Corning, Inc.	327,477	4,679,646
FLIR Systems, Inc.	33,585	883,285
Jabil Circuit, Inc.	39,249	806,959
Molex, Inc. (a)	29,253	722,257
TE Connectivity Ltd.	90,470	3,216,209

		12,013,105

Energy Equipment & Services 2.1%
Baker Hughes, Inc.	91,188	5,287,992
Cameron International Corp.*	50,901	2,501,275
Diamond Offshore Drilling, Inc. (a)	14,484	949,282
FMC Technologies, Inc.*	49,932	2,237,952
Halliburton Co.	192,056	7,175,212
Helmerich & Payne, Inc.	22,142	1,177,512
Nabors Industries Ltd.*	60,216	1,103,759
National Oilwell Varco, Inc.	88,549	6,316,200
Noble Corp.*	52,403	1,883,364
Rowan Cos., Inc.*	26,250	905,363
Schlumberger Ltd.	281,726	20,698,409

		50,236,320

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	91,378	7,607,219
CVS Caremark Corp.	280,756	10,191,443
Kroger Co. (The)	125,755	2,915,001
Safeway, Inc.	73,357	1,420,925
SUPERVALU, Inc. (a)	44,938	360,403
Sysco Corp.	123,278	3,417,266
Walgreen Co.	189,221	6,282,137
Wal-Mart Stores, Inc.	366,984	20,815,332
Whole Foods Market, Inc.	32,774	2,363,661

		55,373,387

Food Products 1.9%
Archer-Daniels-Midland Co.	140,954	4,079,209
Campbell Soup Co.	37,744	1,254,988
ConAgra Foods, Inc.	86,147	2,182,103
Dean Foods Co.*	39,100	380,052
General Mills, Inc.	135,074	5,204,401
H.J. Heinz Co.	66,842	3,572,036
Hershey Co. (The)	32,211	1,843,436
Hormel Foods Corp.	28,696	845,671
JM Smucker Co. (The)	23,724	1,827,222
Kellogg Co.	52,012	2,819,571
Kraft Foods, Inc., Class A	368,586	12,966,855
McCormick & Co., Inc., Non-Voting Shares	27,442	1,332,584

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Mead Johnson Nutrition Co.	42,654	$3,064,690
Sara Lee Corp.	122,712	2,184,274
Tyson Foods, Inc., Class A	62,524	1,206,713

		44,763,805

Gas Utilities 0.1%
Nicor, Inc.	9,436	530,775
ONEOK, Inc.	21,900	1,665,495

		2,196,270

Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	118,437	6,511,666
Becton, Dickinson and Co.	45,433	3,554,224
Boston Scientific Corp.*	317,521	1,870,199
C. R. Bard, Inc.	18,021	1,548,905
CareFusion Corp.*	46,714	1,195,878
Covidien PLC	102,944	4,842,486
DENTSPLY International, Inc.	29,670	1,096,603
Edwards Lifesciences Corp.*	23,831	1,797,334
Intuitive Surgical, Inc.*	8,161	3,540,731
Medtronic, Inc.	220,627	7,664,582
St. Jude Medical, Inc.	68,677	2,678,403
Stryker Corp.	68,843	3,298,268
Varian Medical Systems, Inc.*	24,291	1,426,368
Zimmer Holdings, Inc.*	39,883	2,099,042

		43,124,689

Health Care Providers & Services 2.1%
Aetna, Inc.	78,237	3,110,703
AmerisourceBergen Corp.	56,131	2,290,145
Cardinal Health, Inc.	71,866	3,181,508
CIGNA Corp.	56,207	2,492,218
Coventry Health Care, Inc.*	30,566	972,305
DaVita, Inc.*	19,454	1,361,780
Express Scripts, Inc.*	101,908	4,660,253
Humana, Inc.	34,981	2,969,537
Laboratory Corp of America Holdings*	21,064	1,766,216
McKesson Corp.	51,604	4,208,306
Medco Health Solutions, Inc.*	80,756	4,430,274
Patterson Cos., Inc.	19,845	624,522
Quest Diagnostics, Inc.	33,085	1,846,143
Tenet Healthcare Corp.*	103,342	488,808
UnitedHealth Group, Inc.	224,585	10,777,834
WellPoint, Inc.	75,467	5,199,676

		50,380,228

Health Care Technology 0.1%
Cerner Corp.*	30,351	1,925,164

Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	96,155	3,385,617
Chipotle Mexican Grill, Inc.*	6,530	2,194,864
Darden Restaurants, Inc.	28,277	1,353,903

2011 Annual Report	101

Statement of Investments (Continued)

October 31, 2011

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
International Game Technology	62,141	$1,093,060
Marriott International, Inc., Class A	59,000	1,858,500
McDonald’s Corp.	215,343	19,994,597
Starbucks Corp.	155,656	6,590,475
Starwood Hotels & Resorts Worldwide, Inc.	40,542	2,031,560
Wyndham Worldwide Corp.	34,154	1,149,965
Wynn Resorts Ltd.	16,624	2,207,667
Yum! Brands, Inc.	97,061	5,199,558

		47,059,766

Household Durables 0.2%
D.R. Horton, Inc.	57,723	642,457
Harman International Industries, Inc.	14,808	639,113
Leggett & Platt, Inc.	30,061	658,336
Lennar Corp., Class A	33,818	559,350
Newell Rubbermaid, Inc.	60,720	898,656
Pulte Group, Inc.*	71,357	369,629
Whirlpool Corp.	15,901	807,930

		4,575,471

Household Products 2.2%
Clorox Co. (The)	27,706	1,854,640
Colgate-Palmolive Co.	101,509	9,173,368
Kimberly-Clark Corp.	81,871	5,707,227
Procter & Gamble Co. (The)	573,546	36,701,209

		53,436,444

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	136,259	1,528,826
Constellation Energy Group, Inc.	42,161	1,673,792
NRG Energy, Inc.*	49,820	1,067,144

		4,269,762

Industrial Conglomerates 2.4%
3M Co.	148,075	11,700,887
Danaher Corp.	118,886	5,748,138
General Electric Co.	2,212,614	36,972,780
Tyco International Ltd.	96,864	4,412,155

		58,833,960

Information Technology Services 3.9%
Accenture PLC, Class A	134,468	8,103,042
Automatic Data Processing, Inc.	102,460	5,361,732
Cognizant Technology Solutions Corp., Class A*	63,496	4,619,334
Computer Sciences Corp.	32,364	1,018,171
Fidelity National Information Services, Inc.	52,505	1,374,581
Fiserv, Inc.*	29,837	1,756,504
International Business Machines Corp. (b)	249,288	46,026,043

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
MasterCard, Inc., Class A	22,279	$7,736,160
Paychex, Inc.	66,923	1,950,136
SAIC, Inc.*	58,689	729,504
Teradata Corp.*	35,078	2,092,753
Total System Services, Inc.	33,682	669,935
Visa, Inc., Class A	106,748	9,955,319
Western Union Co. (The)	131,365	2,294,947

		93,688,161

Insurance 3.7%
ACE Ltd.	70,397	5,079,143
Aflac, Inc.	97,141	4,380,088
Allstate Corp. (The)	107,715	2,837,213
American International Group, Inc.*	90,636	2,237,803
Aon Corp.	68,123	3,175,894
Assurant, Inc.	20,187	778,007
Berkshire Hathaway, Inc., Class B*	367,067	28,579,837
Chubb Corp. (The)	59,938	4,018,843
Cincinnati Financial Corp.	33,972	983,150
Genworth Financial, Inc., Class A*	102,676	655,073
Hartford Financial Services Group, Inc.	92,532	1,781,241
Lincoln National Corp.	64,945	1,237,202
Loews Corp.	65,127	2,585,542
Marsh & McLennan Cos., Inc.	112,960	3,458,835
MetLife, Inc.	220,836	7,764,594
Principal Financial Group, Inc.	65,309	1,683,666
Progressive Corp. (The)	134,279	2,552,644
Prudential Financial, Inc.	101,341	5,492,682
Torchmark Corp.	21,865	894,934
Travelers Cos., Inc. (The)	87,406	5,100,140
Unum Group	63,875	1,522,780
XL Group PLC	68,130	1,481,146

		88,280,457

Internet & Catalog Retail 1.0%
Amazon.com, Inc.*	75,794	16,182,777
Expedia, Inc.	41,301	1,084,564
Netflix, Inc.*	10,920	896,314
priceline.com, Inc.*	10,399	5,279,780

		23,443,435

Internet Software & Services 1.9%
Akamai Technologies, Inc.*	39,267	1,057,853
eBay, Inc.*	239,393	7,619,879
Google, Inc., Class A*	52,569	31,154,492
Monster Worldwide, Inc.*	27,683	255,514
VeriSign, Inc.	34,788	1,116,347
Yahoo!, Inc.*	264,561	4,137,734

		45,341,819

Leisure Equipment & Products 0.1%
Hasbro, Inc.	25,798	981,872

102	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products (continued)
Mattel, Inc.	72,224	$2,039,606

		3,021,478

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	72,301	2,680,198
Life Technologies Corp.*	37,615	1,529,802
PerkinElmer, Inc.	23,434	484,381
Thermo Fisher Scientific, Inc.*	79,594	4,001,190
Waters Corp.*	19,022	1,524,043

		10,219,614

Machinery 2.1%
Caterpillar, Inc.	134,826	12,735,664
Cummins, Inc.	40,759	4,052,667
Deere & Co.	86,515	6,566,488
Dover Corp.	38,765	2,152,620
Eaton Corp.	70,873	3,176,528
Flowserve Corp.	11,688	1,083,361
Illinois Tool Works, Inc.	102,869	5,002,519
Ingersoll-Rand PLC	68,823	2,142,460
Joy Global, Inc.	21,828	1,903,402
PACCAR, Inc.	76,487	3,307,298
Pall Corp.	24,246	1,240,668
Parker Hannifin Corp.	32,625	2,660,569
Snap-on, Inc.	11,975	642,698
Stanley Black & Decker, Inc.	34,929	2,230,217
Xylem, Inc.*	38,712	1,035,159

		49,932,318

Media 3.1%
Cablevision Systems Corp., Class A	46,796	677,138
CBS Corp. Non-Voting Shares, Class B	139,738	3,606,638
Comcast Corp., Class A	573,739	13,454,180
DIRECTV, Class A*	154,316	7,015,205
Discovery Communications, Inc., Class A*	57,062	2,479,914
Gannett Co., Inc.	50,871	594,682
Interpublic Group of Cos., Inc. (The)	99,560	943,829
McGraw-Hill Cos., Inc. (The)	62,827	2,670,147
News Corp., Class A	477,013	8,357,268
Omnicom Group, Inc.	58,404	2,597,810
Scripps Networks Interactive, Inc., Class A	20,432	867,951
Time Warner Cable, Inc.	68,087	4,336,461
Time Warner, Inc.	218,389	7,641,431
Viacom, Inc., Class B	120,190	5,270,331
Walt Disney Co. (The)	387,320	13,509,722
Washington Post Co. (The), Class B (a)	1,072	364,652

		74,387,359

Metals & Mining 1.0%
AK Steel Holding Corp. (a)	23,279	193,914
Alcoa, Inc.	220,967	2,377,605

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Allegheny Technologies, Inc.	21,912	$1,016,717
Cliffs Natural Resources, Inc.	30,352	2,070,613
Freeport-McMoRan Copper & Gold, Inc.	197,951	7,969,507
Newmont Mining Corp.	103,189	6,896,121
Nucor Corp.	66,290	2,504,436
Titanium Metals Corp.	18,221	305,202
United States Steel Corp. (a)	30,121	763,869

		24,097,984

Multiline Retail 0.8%
Big Lots, Inc.*	14,368	541,530
Family Dollar Stores, Inc.	25,328	1,484,981
J.C. Penney Co., Inc.	30,606	981,840
Kohl’s Corp.	58,811	3,117,571
Macy’s, Inc.	89,400	2,729,382
Nordstrom, Inc.	34,111	1,729,087
Sears Holdings Corp.* (a)	8,401	656,790
Target Corp.	141,095	7,724,951

		18,966,132

Multi-Utilities 1.4%
Ameren Corp.	50,043	1,595,371
CenterPoint Energy, Inc.	88,405	1,842,360
CMS Energy Corp.	52,799	1,099,275
Consolidated Edison, Inc.	61,123	3,537,188
Dominion Resources, Inc.	119,035	6,141,016
DTE Energy Co.	35,183	1,833,386
Integrys Energy Group, Inc.	16,108	852,274
NiSource, Inc.	58,101	1,283,451
PG&E Corp.	83,667	3,589,314
Public Service Enterprise Group, Inc.	105,672	3,561,147
SCANA Corp.	23,654	1,000,091
Sempra Energy	50,138	2,693,915
TECO Energy, Inc.	44,862	833,088
Wisconsin Energy Corp.	48,454	1,571,363
Xcel Energy, Inc.	101,399	2,621,164

		34,054,403

Office Electronics 0.1%
Xerox Corp.	293,839	2,403,603

Oil, Gas & Consumable Fuels 10.1%
Alpha Natural Resources, Inc.*	47,050	1,131,082
Anadarko Petroleum Corp.	103,924	8,158,034
Apache Corp.	80,165	7,986,839
Cabot Oil & Gas Corp.	21,709	1,687,223
Chesapeake Energy Corp.	137,498	3,866,444
Chevron Corp.	418,088	43,920,144
ConocoPhillips	286,672	19,966,705
CONSOL Energy, Inc.	47,089	2,013,526
Denbury Resources, Inc.*	83,690	1,313,933
Devon Energy Corp.	87,108	5,657,665
El Paso Corp.	160,857	4,023,033

2011 Annual Report	103

Statement of Investments (Continued)

October 31, 2011

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	55,972	$5,005,576
EQT Corp.	31,052	1,971,802
Exxon Mobil Corp.	1,014,919	79,255,025
Hess Corp.	63,168	3,951,790
Marathon Oil Corp.	148,705	3,870,791
Marathon Petroleum Corp.	74,654	2,680,079
Murphy Oil Corp.	40,190	2,225,320
Newfield Exploration Co.*	27,411	1,103,567
Noble Energy, Inc.	36,912	3,297,718
Occidental Petroleum Corp.	169,626	15,765,040
Peabody Energy Corp.	56,240	2,439,129
Pioneer Natural Resources Co.	24,262	2,035,582
QEP Resources, Inc.	36,594	1,300,917
Range Resources Corp.	33,714	2,320,872
Southwestern Energy Co.*	72,270	3,038,231
Spectra Energy Corp.	135,819	3,888,498
Sunoco, Inc.	25,235	939,499
Tesoro Corp.*	29,713	770,755
Valero Energy Corp.	119,374	2,936,600
Williams Cos., Inc. (The)	122,829	3,698,381

		242,219,800

Paper & Forest Products 0.1%
International Paper Co.	90,839	2,516,240
MeadWestvaco Corp.	35,690	996,108

		3,512,348

Personal Products 0.2%
Avon Products, Inc.	89,387	1,633,994
Estee Lauder Cos., Inc. (The), Class A	23,688	2,332,084

		3,966,078

Pharmaceuticals 5.8%
Abbott Laboratories	324,875	17,501,016
Allergan, Inc.	64,233	5,403,280
Bristol-Myers Squibb Co.	355,960	11,244,776
Eli Lilly & Co.	212,620	7,900,959
Forest Laboratories, Inc.*	57,878	1,811,581
Hospira, Inc.*	34,844	1,095,844
Johnson & Johnson	571,999	36,831,016
Merck & Co., Inc.	643,019	22,184,156
Mylan, Inc.*	89,917	1,759,676
Pfizer, Inc.	1,628,514	31,365,180
Watson Pharmaceuticals, Inc.*	26,284	1,765,233

		138,862,717

Professional Services 0.1%
Dun & Bradstreet Corp. (The)	10,367	693,137
Equifax, Inc.	25,646	901,457
Robert Half International, Inc.	30,665	810,476

		2,405,070

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 1.8%
Apartment Investment & Management Co., Class A	24,798	$611,767
AvalonBay Communities, Inc.	19,551	2,613,773
Boston Properties, Inc.	30,552	3,024,343
Equity Residential	61,675	3,619,089
HCP, Inc.	84,895	3,383,066
Health Care REIT, Inc.	37,152	1,957,539
Host Hotels & Resorts, Inc.	146,652	2,092,724
Kimco Realty Corp.	84,126	1,469,681
Plum Creek Timber Co., Inc.	33,491	1,261,271
Prologis, Inc.	95,421	2,839,729
Public Storage	29,466	3,802,587
Simon Property Group, Inc.	61,295	7,872,730
Ventas, Inc.	60,127	3,343,662
Vornado Realty Trust	38,358	3,176,426
Weyerhaeuser Co.	111,910	2,012,142

		43,080,529

Real Estate Management & Development 0.0%†
CBRE Group, Inc.*	67,378	1,197,981

Road & Rail 0.9%
CSX Corp.	229,006	5,086,223
Norfolk Southern Corp.	72,774	5,384,549
Ryder System, Inc.	10,664	543,224
Union Pacific Corp.	101,846	10,140,806

		21,154,802

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.*	122,378	713,464
Altera Corp.	67,475	2,558,652
Analog Devices, Inc.	62,257	2,276,739
Applied Materials, Inc.	275,509	3,394,271
Broadcom Corp., Class A*	100,155	3,614,594
First Solar, Inc.* (a)	12,170	605,701
Intel Corp.	1,096,006	26,895,987
KLA-Tencor Corp.	35,166	1,655,967
Linear Technology Corp.	47,784	1,543,901
LSI Corp.*	119,201	745,006
MEMC Electronic Materials, Inc.*	49,165	294,498
Microchip Technology, Inc. (a)	39,448	1,426,440
Micron Technology, Inc.*	208,432	1,165,135
Novellus Systems, Inc.*	14,523	501,770
NVIDIA Corp.*	126,060	1,865,688
Teradyne, Inc.*	37,935	543,229
Texas Instruments, Inc.	241,115	7,409,464
Xilinx, Inc.	55,201	1,847,025

		59,057,531

Software 3.9%
Adobe Systems, Inc.*	103,751	3,051,317
Autodesk, Inc.*	47,844	1,655,402
BMC Software, Inc.*	36,695	1,275,518

104	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Software (continued)
CA, Inc.	78,859	$1,708,086
Citrix Systems, Inc.*	39,406	2,869,939
Compuware Corp.*	46,234	390,677
Electronic Arts, Inc.*	69,977	1,633,963
Intuit, Inc.	63,219	3,392,964
Microsoft Corp.	1,556,451	41,448,290
Oracle Corp.	824,686	27,024,960
Red Hat, Inc.*	40,061	1,989,029
Salesforce.com, Inc.*	28,187	3,753,663
Symantec Corp.*	156,952	2,669,754

		92,863,562

Specialty Retail 1.9%
Abercrombie & Fitch Co., Class A	18,372	1,366,877
AutoNation, Inc.* (a)	10,892	424,134
AutoZone, Inc.*	6,045	1,956,102
Bed Bath & Beyond, Inc.*	51,349	3,175,422
Best Buy Co., Inc.	64,028	1,679,454
CarMax, Inc.*	46,776	1,406,087
GameStop Corp., Class A* (a)	29,753	760,784
Gap, Inc. (The)	73,618	1,391,380
Home Depot, Inc.	326,527	11,689,667
Limited Brands, Inc.	51,616	2,204,519
Lowe’s Cos., Inc.	263,729	5,543,584
O’Reilly Automotive, Inc.*	28,335	2,154,877
Ross Stores, Inc.	24,303	2,132,102
Staples, Inc.	148,172	2,216,653
Tiffany & Co.	26,538	2,115,875
TJX Cos., Inc.	79,782	4,701,553
Urban Outfitters, Inc.*	24,658	671,930

		45,591,000

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	60,600	3,943,242
NIKE, Inc., Class B	79,298	7,640,362
Ralph Lauren Corp.	13,504	2,144,300
VF Corp.	18,184	2,513,393

		16,241,297

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	108,931	680,819
People’s United Financial, Inc.	78,020	994,755

		1,675,574

Tobacco 1.8%
Altria Group, Inc.	432,305	11,910,003
Lorillard, Inc.	29,041	3,213,677
Philip Morris International, Inc.	366,621	25,615,809
Reynolds American, Inc.	70,231	2,716,535

		43,456,024

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	61,266	2,333,622

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
W.W. Grainger, Inc.	12,635	$2,164,502

		4,498,124

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	82,742	4,559,084
MetroPCS Communications, Inc.*	60,585	514,973
Sprint Nextel Corp.*	621,572	1,597,440

		6,671,497

Total Common Stocks (cost $2,243,028,045)		2,383,078,532

Mutual Fund 0.6%
Money Market Fund 0.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.19% (c)	13,889,882	13,889,882

Total Mutual Fund (cost $13,889,882)		13,889,882

Repurchase Agreement 0.4%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.09%, dated 10/31/11, due 11/01/11, repurchase price $10,388,998, collateralized by U.S. Government Agency Mortgage Securities and U.S. Government Securities ranging from 0.00% - 4.63%, maturing 02/15/40 - 09/20/41; total market value $10,596,761. (d)	$10,388,972	10,388,972

Total Repurchase Agreement (cost $10,388,972)		10,388,972

Total Investments (cost $2,267,306,899) (e) — 100.4%		2,407,357,386

Liabilities in excess of other assets — (0.4)%		(9,703,434)

NET ASSETS — 100.0%		$2,397,653,952

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $9,813,569.

2011 Annual Report	105

Statement of Investments (Continued)

October 31, 2011

Nationwide S&P 500 Index Fund (Continued)

(b)	The security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of October 31, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2011, was $10,388,972.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
259	E-Mini S&P 500	12/16/11	$16,178,435	$939,983

The accompanying notes are an integral part of these financial statements.

106	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide S&P 500 Index Fund
Assets:
Investments, at value (cost $2,256,917,927)*	$2,396,968,414
Repurchase agreement, at value and cost	10,388,972

Total Investments	2,407,357,386

Dividends receivable	2,718,235
Security lending income receivable	14,336
Receivable for investments sold	776,596
Receivable for capital shares issued	886,479
Prepaid expenses	46,330

Total Assets	2,411,799,362

Liabilities:
Payable for capital shares redeemed	2,537,047
Payable for variation margin on futures contracts	424,265
Payable upon return of securities loaned (Note 2)	10,388,972
Accrued expenses and other payables:
Investment advisory fees	239,530
Fund administration fees	65,078
Distribution fees	68,816
Administrative servicing fees	121,827
Accounting and transfer agent fees	24,681
Trustee fees	3,900
Custodian fees	16,460
Compliance program costs (Note 3)	3,673
Professional fees	53,439
Printing fees	63,113
Recoupment fees	108,908
Other	25,701

Total Liabilities	14,145,410

Net Assets	$2,397,653,952

Represented by:
Capital	$2,291,252,433
Accumulated undistributed net investment income	5,172,192
Accumulated net realized losses from investment and futures contracts	(39,761,143)
Net unrealized appreciation/(depreciation) from investments	140,050,487
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	939,983

Net Assets	$2,397,653,952

Net Assets:
Class A Shares	$73,439,959
Class B Shares	9,013,153
Class C Shares	3,412,978
Class R2 Shares	774,839
Institutional Service Class Shares	81,543,635
Institutional Class Shares	1,880,635,492
Service Class Shares	348,833,896

Total	$2,397,653,952

*	Includes value of securities on loan of $9,813,569 (Note 2)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	107

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,014,288
Class B Shares	865,904
Class C Shares	329,830
Class R2 Shares	74,161
Institutional Service Class Shares	7,756,961
Institutional Class Shares	178,673,842
Service Class Shares	33,334,586

Total	228,049,572

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.47
Class B Shares (a)	$10.41
Class C Shares (b)	$10.35
Class R2 Shares	$10.45
Institutional Service Class Shares	$10.51
Institutional Class Shares	$10.53
Service Class Shares	$10.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.11

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

108	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$49,779,347
Income from securities lending (Note 2)	182,609
Other income	42,247

Total Income	50,004,203

EXPENSES:
Investment advisory fees	3,120,553
Fund administration fees	765,063
Distribution fees Class A	201,755
Distribution fees Class B	98,146
Distribution fees Class C	36,203
Distribution fees Class R2	3,725
Distribution fees Service Class	569,264
Administrative servicing fees Class A	137,182
Administrative servicing fees Class R2	1,862
Administrative servicing fees Institutional Service Class	208,345
Administrative servicing fees Service	948,769
Registration and filing fees	83,715
Professional fees	70,281
Printing fees	7,429
Trustee fees	73,801
Custodian fees	100,530
Accounting and transfer agent fees	106,185
Compliance program costs (Note 3)	2,487
Recoupment fees (Note 3)	614,599
Other	134,967

Total expenses before earnings credit and fees waived	7,284,861

Earnings credit (Note 6)	(546)
Investment advisory fees waived (Note 3)	(105,062)

Net Expenses	7,179,253

NET INVESTMENT INCOME	42,824,950

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,166,191
Net realized gains from futures transactions (Note 2)	3,441,162

Net realized gains from investment and futures transactions	4,607,353

Net change in unrealized appreciation/(depreciation) from investments	136,330,564
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	287,931

Net change in unrealized appreciation/(depreciation) from investments and futures	136,618,495

Net realized/unrealized gains from investments and futures transactions	141,225,848

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$184,050,798

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	109

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$42,824,950	$41,894,302
Net realized gains/(losses) from investment and futures transactions	4,607,353	(832,128)
Net change in unrealized appreciation from investments and futures	136,618,495	285,414,306

Change in net assets resulting from operations	184,050,798	326,476,480

Distributions to Shareholders From:
Net investment income:
Class A	(1,301,807)	(1,173,699)
Class B	(114,041)	(69,801)
Class C	(41,990)	(22,671)
Class R2	(10,507)	(4,465)
Institutional Service Class	(1,565,771)	(985,340)
Institutional Class	(40,719,987)	(25,481,972)
Service Class	(6,635,204)	(4,859,999)

Change in net assets from shareholder distributions	(50,389,307)	(32,597,947)

Change in net assets from capital transactions	(81,384,011)	13,045,269

Change in net assets	52,277,480	306,923,802

Net Assets:
Beginning of year	2,345,376,472	2,038,452,670

End of year	$2,397,653,952	$2,345,376,472

Accumulated undistributed net investment income at end of year	$5,172,192	$13,039,112

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,471,855	$50,036,362
Dividends reinvested	1,191,125	1,086,754
Cost of shares redeemed	(70,354,968)	(47,359,030)

Total Class A	(40,691,988)	3,764,086

Class B Shares
Proceeds from shares issued	111,230	25,133,465
Dividends reinvested	19,872	14,459
Cost of shares redeemed	(1,752,164)	(26,444,704)

Total Class B	(1,621,062)	(1,296,780)

Class C Shares
Proceeds from shares issued	411,923	716,571
Dividends reinvested	14,369	6,987
Cost of shares redeemed	(816,931)	(586,405)

Total Class C	(390,639)	137,153

Class R2 Shares
Proceeds from shares issued	211,086	337,602
Dividends reinvested	10,507	4,465
Cost of shares redeemed	(162,421)	(127,864)

Total Class R2	59,172	214,203

The accompanying notes are an integral part of these financial statements.

110	Annual Report 2011

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$12,710,438	$8,806,095
Dividends reinvested	1,565,771	985,340
Cost of shares redeemed	(14,373,196)	(12,341,890)

Total Institutional Service Class	(96,987)	(2,550,455)

Institutional Class Shares
Proceeds from shares issued	199,711,645	191,831,959
Dividends reinvested	40,605,183	25,412,799
Cost of shares redeemed	(228,389,070)	(149,770,647)

Total Institutional Class	11,927,758	67,474,111

Service Class Shares
Proceeds from shares issued	22,260,748	23,600,540
Dividends reinvested	6,634,659	4,859,910
Cost of shares redeemed	(79,465,672)	(83,157,499)

Total Service	(50,570,265)	(54,697,049)

Change in net assets from capital transactions	$(81,384,011)	$13,045,269

SHARE TRANSACTIONS:
Class A Shares
Issued	2,691,695	5,260,263
Reinvested	113,878	116,860
Redeemed	(6,653,819)	(5,116,843)

Total Class A Shares	(3,848,246)	260,280

Class B Shares
Issued	10,450	2,739,866
Reinvested	1,910	1,572
Redeemed	(164,191)	(2,881,179)

Total Class B Shares	(151,831)	(139,741)

Class C Shares
Issued	39,867	77,753
Reinvested	1,391	763
Redeemed	(77,476)	(63,922)

Total Class C Shares	(36,218)	14,594

Class R2 Shares
Issued	19,770	36,341
Reinvested	1,007	481
Redeemed	(15,265)	(13,118)

Total Class R2 Shares	5,512	23,704

Institutional Service Class Shares
Issued	1,210,537	934,223
Reinvested	149,119	105,365
Redeemed	(1,348,848)	(1,317,507)

Total Institutional Service Class Shares	10,808	(277,919)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	111

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	18,914,433	20,319,377
Reinvested	3,860,431	2,710,495
Redeemed	(21,518,137)	(15,920,806)

Total Institutional Class Shares	1,256,727	7,109,066

Service Class Shares
Issued	2,115,181	2,508,338
Reinvested	634,286	523,283
Redeemed	(7,483,957)	(8,954,303)

Total Service Shares	(4,734,490)	(5,922,682)

Total change in shares	(7,497,738)	1,067,302

The accompanying notes are an integral part of these financial statements.

112	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$9.91	0.15	0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%		$73,439,959	0.62%	1.43%		0.63%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%		$107,697,519	0.63%	1.59%		0.66%	4.48%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%		$91,782,717	0.52%	1.97%		0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%	)	$65,378,521	0.49%	1.71%		0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	–	$13.13	13.98%		$84,794,405	0.49%	1.48%		0.51%	3.56%

Class B Shares
Year Ended October 31, 2011 (f)	$9.86	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.41	6.80%		$9,013,153	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%		$10,035,049	1.22%	1.02%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%		$9,974,577	1.23%	1.29%		1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%	)	$8,760,072	1.23%	0.96%		1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	–	$13.07	13.09%		$12,040,325	1.23%	0.75%		1.25%	3.56%

Class C Shares
Year Ended October 31, 2011 (f)	$9.80	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%		$3,412,978	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%		$3,588,539	1.22%	1.00%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%		$3,011,534	1.23%	(0.23%	)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%	)	$2,311,273	1.23%	0.96%		1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	–	$13.00	13.11%		$3,208,449	1.23%	0.74%		1.25%	3.56%

Class R2 Shares(g)
Year Ended October 31, 2011 (f)	$9.90	0.11	0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%		$774,839	0.95%	1.07%		0.95%	4.12%
Year Ended October 31, 2010 (f)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%		$679,538	0.97%	1.21%		0.99%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%		$388,693	0.90%	1.56%		0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%	)	$217,723	0.76%	1.42%		0.80%	10.51%
Period Ended October 31, 2007 (h)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	–	$13.12	9.34%		$235,763	0.74%	1.12%		0.76%	3.56%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$9.96	0.17	0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%		$81,543,635	0.45%	1.57%		0.46%	4.12%
Year Ended October 31, 2010 (f)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%		$77,135,518	0.47%	1.76%		0.50%	4.48%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%		$69,764,415	0.48%	2.57%		0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%	)	$61,463,544	0.47%	1.74%		0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	–	$13.18	14.01%		$98,678,663	0.48%	1.52%		0.49%	3.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	113

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$9.97	0.19	0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%		$1,880,635,492	0.20%	1.82%	0.21%	4.12%
Year Ended October 31, 2010 (f)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%		$1,768,870,557	0.22%	2.01%	0.25%	4.48%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%		$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%	)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	–	$13.19	14.26%		$1,834,779,809	0.23%	1.82%	0.24%	3.56%

Service Class Shares
Year Ended October 31, 2011 (f)	$9.91	0.15	0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%		$348,833,896	0.60%	1.42%	0.61%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%		$377,369,752	0.62%	1.63%	0.65%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%		$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%	)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	–	$13.13	13.79%		$666,420,484	0.63%	1.37%	0.65%	3.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

114	Annual Report 2011

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2011, the Nationwide Small Cap Index Fund (Class A at NAV) returned 6.35% versus 6.71% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 697 funds as of October 31, 2011) was 7.27% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Nine of the 10 sectors within the Fund’s benchmark, the Russel 2000 Index (the Index), recorded positive returns during the reporting period. The strongest-performing sectors were energy, which returned 16.77%; consumer staples, which returned 16.65%; and utilities, which returned 15.90%.

The three stocks that made the most positive contributions to Fund performance during the reporting period were: Pharmasset, Inc., a pharmaceutical company that develops oral therapeutics for the human immunodeficiency virus (HIV), hepatitis B (HBV) and hepatitis C (HCV); HealthSpring, Inc., a health maintenance organization serving Medicare recipients with a comprehensive network of hospitals and physicians; and NetLogic Microsystems, Inc., a semiconductor company that designs, develops and markets high-performance knowledge-based processors.

What areas of investment detracted from Fund performance?

None of the 10 sectors in the Index registered negative returns. The three sectors that returned the least during the reporting period were materials, which returned 0.00%; telecommunications, which returned 0.94%; and financials, which returned 2.28%.

The three Fund holdings that detracted most from Fund performance were American Superconductor Corp., an energy technologies company that serves the utility, industrial and wind power markets; MF Global Holdings Ltd., a financial company that provides execution and clearing services for exchange-traded and over-the-counter (OTC) derivative products, non-derivative foreign exchange products and securities in the cash market; and MGIC Investment Corp., a provider of private mortgage insurance coverage in the United States.

What was the impact of investments in derivatives on Fund performance?

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) approved futures contracts that are used solely to equitize cash flows, ensuring the Fund remains fully invested. They are not used in any speculative or arbitrage capacity. These derivatives had minimal impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Edward Corallo; Jennifer Hsui, CFA; and Creighton Jue, CFA

2011 Annual Report	115

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.35%	0.11%	6.34%
	w/SC2	0.24%	(1.07)%	5.71%
Class B3	w/o SC1	5.69%	(0.49)%	5.69%
	w/SC4	0.69%	(0.83)%	5.69%
Class C5	w/o SC1	5.67%	(0.48)%	5.71%
	w/SC6	4.67%	(0.48)%	5.71%
Class R2[7,8,9]		6.14%	0.03%	6.30%
Institutional Class[7]		6.74%	0.50%	6.78%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.69%
Class B	1.30%
Class C	1.30%
Class R2	0.95%
Institutional Class	0.30%
*	Current effective prospectus dated March 1, 2011. Please see the Fund’s most recent prospectus for details.

116	Annual Report 2011

Fund Performance	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	117

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Small Cap Index Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a]
Class A Shares	Actual		1,000.00	861.20	3.14	0.67
	Hypothetical	[b]	1,000.00	1,021.83	3.41	0.67
Class B Shares	Actual		1,000.00	858.70	5.95	1.27
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual		1,000.00	858.80	5.95	1.27
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.27
Class R2 Shares	Actual		1,000.00	860.90	3.47	0.74
	Hypothetical	[b]	1,000.00	1,021.48	3.77	0.74
Institutional Class Shares	Actual		1,000.00	863.50	1.27	0.27
	Hypothetical	[b]	1,000.00	1,023.84	1.38	0.27

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

118	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Small Cap Index Fund

Asset Allocation
Common Stocks	97.6%
Repurchase Agreement	7.7%
Mutual Fund	2.2%
Warrant†	0.0%
Liabilities in excess of other assets	(7.5)%

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	7.8%
Commercial Banks	5.4%
Oil, Gas & Consumable Fuels	4.3%
Software	4.0%
Semiconductors & Semiconductor Equipment	3.5%
Biotechnology	3.4%
Specialty Retail	3.1%
Machinery	2.8%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	2.7%
Other Industries*	60.2%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	2.1%
Healthspring, Inc.	0.3%
Netlogic Microsystems, Inc.	0.3%
Home Properties, Inc.	0.2%
World Fuel Services Corp.	0.2%
Jack Henry & Associates, Inc.	0.2%
Nu Skin Enterprises, Inc., Class A	0.2%
Clean Harbors, Inc.	0.2%
American Campus Communities, Inc.	0.2%
National Retail Properties, Inc.	0.2%
Other Holdings*	95.9%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

†	Amount rounds to less than 0.1%.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	119

Statement of Investments

October 31, 2011

Nationwide Small Cap Index Fund

Common Stocks 97.6%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	19,698	$392,581
Aerovironment, Inc.*	8,366	276,329
American Science & Engineering, Inc.	4,496	305,818
Astronics Corp.*	4,975	151,240
Ceradyne, Inc.*	12,338	412,830
Cubic Corp.	7,852	369,986
Curtiss-Wright Corp.	22,854	749,154
DigitalGlobe, Inc.*	17,501	357,021
Ducommun, Inc.	5,223	74,532
Esterline Technologies Corp.*	15,041	840,792
GenCorp, Inc.*	29,084	141,348
GeoEye, Inc.*	11,006	369,472
HEICO Corp. (a)	20,564	1,172,559
Hexcel Corp.*	48,332	1,194,284
Keyw Holding Corp. (The)* (a)	9,185	77,154
Kratos Defense & Security Solutions, Inc.*	16,346	103,470
LMI Aerospace, Inc.*	4,530	91,098
Moog, Inc., Class A*	22,373	866,506
National Presto Industries, Inc. (a)	2,377	227,004
Orbital Sciences Corp.*	28,978	448,000
Taser International, Inc.*	29,940	148,802
Teledyne Technologies, Inc.*	18,122	987,105
Triumph Group, Inc.	18,553	1,077,929

		10,835,014

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	26,575	147,225
Atlas Air Worldwide Holdings, Inc.*	13,025	501,723
Forward Air Corp.	14,545	476,349
HUB Group, Inc., Class A*	18,254	570,620
Pacer International, Inc.*	17,587	82,835
Park-Ohio Holdings Corp.*	3,884	62,843

		1,841,595

Airlines 0.6%
Alaska Air Group, Inc.*	17,734	1,179,843
Allegiant Travel Co.*	7,351	381,958
Hawaiian Holdings, Inc.*	24,832	132,851
JetBlue Airways Corp.*	121,442	544,060
Republic Airways Holdings, Inc.*	24,017	62,444
SkyWest, Inc.	26,163	350,846
Spirit Airlines, Inc.*	7,798	128,355
US Airways Group, Inc.* (a)	79,813	460,521

		3,240,878

Auto Components 0.8%
American Axle & Manufacturing Holdings, Inc.*	33,173	321,446
Amerigon, Inc.*	11,012	168,924
Cooper Tire & Rubber Co.	30,817	441,608
Dana Holding Corp.*	72,059	1,018,914
Dorman Products, Inc.*	5,359	204,231
Drew Industries, Inc.	9,474	227,660

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Exide Technologies*	38,218	$171,981
Fuel Systems Solutions, Inc.*	8,261	192,812
Modine Manufacturing Co.*	23,069	243,839
Motorcar Parts of America, Inc.*	5,591	55,463
Shiloh Industries, Inc.	2,573	20,327
Spartan Motors, Inc.	16,685	81,756
Standard Motor Products, Inc.	9,734	151,364
Stoneridge, Inc.*	13,157	103,546
Superior Industries International, Inc.	11,599	212,146
Tenneco, Inc.*	29,786	974,598
Tower International, Inc.*	3,098	38,136

		4,628,751

Automobiles 0.0%†
Winnebago Industries, Inc.* (a)	14,455	117,664

Beverages 0.2%
Boston Beer Co., Inc., Class A* (a)	4,082	361,175
Central European Distribution Corp.* (a)	36,051	194,675
Coca-Cola Bottling Co. Consolidated	2,252	126,382
Craft Brewers Alliance, Inc.* (a)	4,765	31,211
Heckmann Corp.*	45,841	274,588
MGP Ingredients, Inc.	5,728	37,576
National Beverage Corp.	5,615	95,006
Primo Water Corp.*	7,428	45,162

		1,165,775

Biotechnology 3.6%
Achillion Pharmaceuticals, Inc.*	23,430	148,546
Acorda Therapeutics, Inc.*	19,551	426,994
Affymax, Inc.*	17,590	93,579
Alkermes PLC*	46,985	821,768
Allos Therapeutics, Inc.*	39,401	57,919
Alnylam Pharmaceuticals, Inc.*	18,243	148,133
AMAG Pharmaceuticals, Inc.*	10,487	147,972
Amicus Therapeutics, Inc.*	7,364	24,228
Anacor Pharmaceuticals, Inc.*	5,202	35,218
Anthera Pharmaceuticals, Inc.*	10,752	68,705
Ardea Biosciences, Inc.* (a)	8,298	165,213
Arena Pharmaceuticals, Inc.* (a)	72,403	102,088
ARIAD Pharmaceuticals, Inc.*	64,980	755,717
Arqule, Inc.*	26,395	153,355
Array BioPharma, Inc.*	28,991	69,868
Astex Pharmaceuticals, Inc.*	26,471	51,089
Aveo Pharmaceuticals, Inc.*	15,489	248,753
AVI BioPharma, Inc.* (a)	67,503	66,153
BioCryst Pharmaceuticals, Inc.* (a)	13,810	42,397
BioMimetic Therapeutics, Inc.*	8,945	28,982
Biosante Pharmaceuticals, Inc.* (a)	54,157	143,516
Biospecifics Technologies Corp.*	2,286	38,862
Biotime, Inc.* (a)	12,529	56,506
Cell Therapeutics, Inc.* (a)	95,628	122,404
Celldex Therapeutics, Inc.*	22,554	72,398

120	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Cepheid, Inc.*	30,449	$1,092,510
Chelsea Therapeutics International Ltd.* (a)	26,453	119,832
Cleveland Biolabs, Inc.* (a)	14,548	43,208
Codexis, Inc.*	12,536	57,791
Cubist Pharmaceuticals, Inc.*	29,550	1,117,285
Curis, Inc.* (a)	37,560	138,221
Cytori Therapeutics, Inc.* (a)	24,146	73,162
DUSA Pharmaceuticals, Inc.*	11,465	51,592
Dyax Corp.*	49,500	66,825
Dynavax Technologies Corp.*	61,082	166,143
Emergent Biosolutions, Inc.*	12,044	227,150
Enzon Pharmaceuticals, Inc.*	18,548	136,328
Exact Sciences Corp.*	25,800	205,110
Exelixis, Inc.*	63,356	489,742
Genomic Health, Inc.*	8,384	179,418
Geron Corp.* (a)	64,000	150,400
GTx, Inc.* (a)	10,282	45,138
Halozyme Therapeutics, Inc.*	40,603	342,283
Horizon Pharma, Inc.*	1,740	15,643
Idenix Pharmaceuticals, Inc.*	27,168	163,008
ImmunoGen, Inc.*	37,201	505,190
Immunomedics, Inc.* (a)	32,406	117,958
Incyte Corp., Ltd.* (a)	43,515	599,202
Infinity Pharmaceuticals, Inc.*	9,596	72,642
Inhibitex, Inc.* (a)	31,445	122,321
Insmed, Inc.* (a)	12,541	44,270
InterMune, Inc.*	26,604	678,402
Ironwood Pharmaceuticals, Inc.*	24,973	339,633
Isis Pharmaceuticals, Inc.* (a)	49,340	409,029
Keryx Biopharmaceuticals, Inc.* (a)	34,201	107,049
Lexicon Pharmaceuticals, Inc.*	84,797	102,604
Ligand Pharmaceuticals, Inc., Class B*	9,703	142,634
MannKind Corp.* (a)	38,377	119,736
Maxygen, Inc.	14,820	87,438
Medivation, Inc.*	15,516	266,565
Metabolix, Inc.* (a)	16,952	86,964
Micromet, Inc.*	45,309	297,680
Momenta Pharmaceuticals, Inc.*	22,835	337,958
Nabi Biopharmaceuticals*	19,680	36,211
Neurocrine Biosciences, Inc.*	24,347	152,412
Novavax, Inc.* (a)	47,839	75,586
NPS Pharmaceuticals, Inc.*	42,597	220,226
Nymox Pharmaceutical Corp.* (a)	9,695	89,485
OncoGenex Pharmaceutical, Inc.* (a)	4,594	53,290
Oncothyreon, Inc.* (a)	20,571	143,174
Onyx Pharmaceuticals, Inc.*	31,214	1,277,589
Opko Health, Inc.* (a)	53,904	290,003
Orexigen Therapeutics, Inc.* (a)	15,241	33,378
Osiris Therapeutics, Inc.* (a)	7,838	42,012
PDL BioPharma, Inc.	69,487	421,786
Peregrine Pharmaceuticals, Inc.* (a)	36,473	38,297
Pharmacyclics, Inc.*	22,735	299,420

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
PharmAthene, Inc.* (a)	18,400	$31,280
Progenics Pharmaceuticals, Inc.*	14,458	94,989
Raptor Pharmaceutical Corp.* (a)	22,772	112,494
Rigel Pharmaceuticals, Inc.*	33,959	266,578
Sangamo BioSciences, Inc.* (a)	25,829	85,752
Savient Pharmaceuticals, Inc.* (a)	35,265	132,244
SciClone Pharmaceuticals, Inc.*	17,366	73,111
Seattle Genetics, Inc.* (a)	47,529	1,045,638
SIGA Technologies, Inc.* (a)	16,446	53,285
Spectrum Pharmaceuticals, Inc.*	25,748	285,545
Sunesis Pharmaceuticals, Inc.*	14,499	19,574
Synta Pharmaceuticals Corp.* (a)	11,103	41,081
Targacept, Inc.*	13,644	240,134
Theravance, Inc.*	34,153	759,221
Trius Therapeutics, Inc.*	3,462	23,715
Vanda Pharmaceuticals, Inc.*	14,048	81,619
Vical, Inc.*	35,488	106,109
Zalicus, Inc.* (a)	38,282	56,274
ZIOPHARM Oncology, Inc.* (a)	28,898	141,889
Zogenix, Inc.*	9,228	18,733

		20,250,561

Building Products 0.6%
A.O. Smith Corp.	18,742	696,453
AAON, Inc. (a)	9,277	196,394
Ameresco, Inc., Class A*	8,696	95,569
American Woodmark Corp.	4,762	81,002
Apogee Enterprises, Inc.	13,859	151,340
Builders FirstSource, Inc.*	23,724	38,670
Gibraltar Industries, Inc.*	14,965	167,009
Griffon Corp.*	23,591	223,407
Insteel Industries, Inc.	8,644	89,120
NCI Building Systems, Inc.*	9,804	89,314
Quanex Building Products Corp.	18,798	277,271
Simpson Manufacturing Co., Inc.	20,476	627,794
Trex Co., Inc.*	7,712	142,518
Universal Forest Products, Inc.	9,673	271,521
USG Corp.*	35,497	328,702

		3,476,084

Capital Markets 2.0%
Apollo Investment Corp.	96,779	801,330
Arlington Asset Investment Corp., Class A	3,215	74,202
Artio Global Investors, Inc.	15,608	114,251
BGC Partners, Inc., Class A	37,580	257,423
BlackRock Kelso Capital Corp.	33,775	288,439
Calamos Asset Management, Inc., Class A	9,410	117,531
Capital Southwest Corp.	1,436	126,382
CIFC Corp.* (a)	5,554	30,769
Cohen & Steers, Inc. (a)	8,861	240,753
Cowen Group, Inc., Class A*	33,142	90,146
Diamond Hill Investment Group, Inc.	1,253	94,326
Duff & Phelps Corp., Class A	15,035	190,794

2011 Annual Report	121

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Edelman Financial Group, Inc.	9,613	$66,714
Epoch Holding Corp.	7,295	150,277
Evercore Partners, Inc., Class A	10,461	287,050
FBR & Co.*	25,727	53,512
Fidus Investment Corp. (a)	2,052	26,676
Fifth Street Finance Corp. (a)	35,988	354,842
Financial Engines, Inc.*	18,993	431,331
FXCM, Inc., Class A (a)	8,589	98,774
GAMCO Investors, Inc., Class A	3,348	157,691
GFI Group, Inc.	35,187	152,008
Gladstone Capital Corp.	10,524	86,718
Gladstone Investment Corp.	11,109	83,206
Gleacher & Co., Inc.* (a)	37,328	47,780
Golub Capital BDC, Inc. (a)	5,070	78,686
Harris & Harris Group, Inc.* (a)	15,764	61,953
Hercules Technology Growth Capital, Inc.	21,759	210,627
HFF, Inc., Class A*	14,391	158,301
ICG Group, Inc.*	18,027	194,511
INTL. FCStone, Inc.*	6,534	158,384
Investment Technology Group, Inc.*	20,486	233,745
JMP Group, Inc.	7,843	58,195
KBW, Inc.	17,961	254,328
Knight Capital Group, Inc., Class A*	49,572	619,154
Kohlberg Capital Corp.	9,667	63,609
Ladenburg Thalmann Financial Services, Inc.*	52,662	89,525
Main Street Capital Corp. (a)	11,184	195,496
MCG Capital Corp. (a)	38,307	177,745
Medallion Financial Corp.	7,287	86,715
Medley Capital Corp.	5,649	52,592
MF Global Holdings Ltd.* (b)	81,422	8
MVC Capital, Inc.	11,847	153,182
New Mountain Finance Corp.	3,397	45,554
NGP Capital Resources Co.	10,779	80,088
Oppenheimer Holdings, Inc., Class A (a)	5,101	89,625
PennantPark Investment Corp.	22,662	242,937
Piper Jaffray Cos.*	7,819	162,323
Prospect Capital Corp. (a)	54,200	518,694
Pzena Investment Management, Inc., Class A	4,576	19,814
Safeguard Scientifics, Inc.*	10,219	172,803
Solar Capital Ltd.	18,172	403,418
Solar Senior Capital Ltd.	3,623	54,236
Stifel Financial Corp.*	26,529	845,479
SWS Group, Inc.	14,747	81,256
THL Credit, Inc.	4,773	55,128
TICC Capital Corp.	16,013	142,676
Triangle Capital Corp.	10,971	183,874
Virtus Investment Partners, Inc.*	2,714	169,354
Walter Investment Management Corp.	12,750	323,340
Westwood Holdings Group, Inc. (a)	3,072	112,558

		10,972,838

Common Stocks (continued)

	Shares	Market Value

Chemicals 1.9%
A. Schulman, Inc.	15,292	$322,814
American Vanguard Corp.	11,048	136,664
Balchem Corp.	14,209	523,886
Calgon Carbon Corp.*	28,009	446,744
Chase Corp. (a)	3,170	44,380
Chemtura Corp.*	47,394	575,363
Ferro Corp.*	42,947	277,867
Flotek Industries, Inc.*	24,726	183,961
FutureFuel Corp.	9,202	103,983
Georgia Gulf Corp.*	16,849	304,967
H.B. Fuller Co.	24,343	523,131
Hawkins, Inc. (a)	4,281	163,877
Innophos Holdings, Inc.	10,766	473,596
Innospec, Inc.*	11,743	354,639
KMG Chemicals, Inc.	3,292	47,866
Koppers Holdings, Inc.	10,225	338,345
Kraton Performance Polymers, Inc.*	15,817	311,279
Landec Corp.*	13,185	81,879
LSB Industries, Inc.*	9,105	322,590
Minerals Technologies, Inc.	8,998	493,450
NewMarket Corp.	4,451	864,117
Olin Corp.	39,335	741,858
OM Group, Inc.*	15,376	444,520
Omnova Solutions, Inc.*	22,343	98,979
PolyOne Corp.	45,965	514,348
Quaker Chemical Corp.	6,351	220,951
Senomyx, Inc.*	19,752	90,069
Sensient Technologies Corp.	24,727	913,910
Spartech Corp.*	15,790	64,107
Stepan Co.	4,015	310,319
TPC Group, Inc.*	6,557	130,288
Zep, Inc.	10,828	165,019
Zoltek Cos., Inc.*	13,730	99,543

		10,689,309

Commercial Banks 5.8%
1st Source Corp.	7,730	185,829
1st United Bancorp, Inc.*	13,921	72,111
Alliance Financial Corp.	2,497	76,883
Ameris Bancorp*	11,885	119,444
Ames National Corp. (a)	4,314	79,464
Arrow Financial Corp. (a)	5,235	122,185
Bancfirst Corp.	3,532	136,688
Banco Latinoamericano de Comercio Exterior SA, Class E	13,998	227,468
Bancorp Rhode Island, Inc.	1,824	79,526
Bancorp, Inc. (The)*	14,643	117,730
BancorpSouth, Inc.	41,838	408,757
Bank of Kentucky Financial Corp. (The) (a)	2,995	64,692
Bank of Marin Bancorp	2,737	96,999
Bank of the Ozarks, Inc.	14,112	350,965
Banner Corp.	8,290	145,655
Boston Private Financial Holdings, Inc.	38,570	292,361

122	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Bridge Bancorp, Inc. (a)	3,584	$68,992
Bridge Capital Holdings*	4,842	53,407
Bryn Mawr Bank Corp.	5,533	101,586
Camden National Corp.	3,901	115,782
Cape Bancorp, Inc.*	5,267	40,029
Capital Bank Corp.* (a)	7,492	15,733
Capital City Bank Group, Inc. (a)	6,001	61,150
Cardinal Financial Corp.	14,614	156,954
Cascade Bancorp* (a)	3,239	17,134
Cathay General Bancorp	39,225	548,758
Center Bancorp, Inc. (a)	6,302	58,483
Center Financial Corp.*	17,931	117,807
Centerstate Banks, Inc.	15,189	86,274
Central Pacific Financial Corp.* (a)	7,841	95,582
Century Bancorp, Inc., Class A	1,789	48,428
Chemical Financial Corp.	13,950	280,814
Citizens & Northern Corp.	6,120	101,408
City Holding Co. (a)	7,796	256,177
CNB Financial Corp. (a)	6,275	89,858
CoBiz Financial, Inc.	16,510	87,503
Columbia Banking System, Inc.	19,791	377,414
Community Bank System, Inc.	18,351	469,052
Community Trust Bancorp, Inc.	7,113	201,511
CVB Financial Corp.	44,788	434,891
Eagle Bancorp, Inc.*	8,455	117,271
Encore Bancshares, Inc.* (a)	4,433	52,132
Enterprise Bancorp, Inc.	3,148	45,331
Enterprise Financial Services Corp.	7,995	123,363
Financial Institutions, Inc.	6,947	113,792
First Bancorp, Inc. (a)	4,376	62,971
First Bancorp, North Carolina	7,703	97,674
First Busey Corp.	38,895	198,365
First Commonwealth Financial Corp.	52,681	242,859
First Community Bancshares, Inc.	8,022	96,344
First Connecticut Bancorp, Inc.*	8,583	100,936
First Financial Bancorp	29,238	479,503
First Financial Bankshares, Inc.	15,865	503,872
First Financial Corp. (a)	5,678	186,579
First Interstate BancSystem, Inc.	7,979	100,855
First Merchants Corp.	12,816	103,297
First Midwest Bancorp, Inc.	37,246	335,586
First of Long Island Corp. (The)	3,917	100,079
FirstMerit Corp.	54,595	764,876
FNB Corp.	63,119	636,871
German American Bancorp, Inc. (a)	6,407	111,290
Glacier Bancorp, Inc.	36,157	410,382
Great Southern Bancorp, Inc.	5,182	103,070
Hampton Roads Bankshares, Inc.* (a)	5,336	23,425
Hancock Holding Co.	21,608	654,722
Hanmi Financial Corp.*	78,320	78,320
Heartland Financial USA, Inc.	6,749	105,487
Heritage Commerce Corp.*	10,972	52,995
Heritage Financial Corp.	7,689	96,958

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Home Bancshares, Inc.	11,391	$267,119
Hudson Valley Holding Corp.	7,171	155,754
IBERIABANK Corp.	14,793	765,094
Independent Bank Corp.	10,794	279,780
International Bancshares Corp.	26,682	483,478
Investors Bancorp, Inc.*	23,182	321,766
Lakeland Bancorp, Inc.	10,944	101,670
Lakeland Financial Corp.	8,250	197,093
MainSource Financial Group, Inc.	10,033	94,110
MB Financial, Inc.	27,164	450,107
Merchants Bancshares, Inc.	2,389	68,015
Metro Bancorp, Inc.*	7,182	59,395
MidSouth Bancorp, Inc.	4,192	57,556
Nara Bancorp, Inc.*	19,059	161,620
National Bankshares, Inc. (a)	3,568	99,726
National Penn Bancshares, Inc.	61,863	482,531
NBT Bancorp, Inc.	17,432	375,137
Northfield Bancorp, Inc. (a)	8,492	117,275
Old National Bancorp	47,455	549,054
OmniAmerican Bancorp, Inc.*	5,947	87,718
Oriental Financial Group, Inc.	22,639	239,747
Orrstown Financial Services, Inc.	3,740	34,258
Pacific Capital Bancorp* (a)	2,113	54,706
Pacific Continental Corp.	9,592	83,163
PacWest Bancorp	15,181	267,793
Park National Corp. (a)	6,544	390,742
Park Sterling Corp.*	14,965	57,615
Penns Woods Bancorp, Inc. (a)	2,089	76,729
Peoples Bancorp, Inc.	5,145	68,068
Pinnacle Financial Partners, Inc.*	17,072	256,251
PrivateBancorp, Inc.	29,928	326,215
Prosperity Bancshares, Inc.	23,292	896,509
Renasant Corp.	12,624	182,038
Republic Bancorp, Inc., Class A	5,023	102,168
S&T Bancorp, Inc.	14,161	264,386
Sandy Spring Bancorp, Inc.	12,084	205,549
SCBT Financial Corp.	7,080	209,072
Seacoast Banking Corp. of Florida*	37,915	56,493
Sierra Bancorp	6,277	68,670
Signature Bank*	22,862	1,274,557
Simmons First National Corp., Class A	8,787	228,111
Southside Bancshares, Inc.	8,342	171,595
Southwest Bancorp, Inc.*	10,303	48,424
State Bancorp, Inc.	7,637	90,346
State Bank Financial Corp.*	15,826	228,527
StellarOne Corp.	11,536	138,317
Sterling Bancorp	15,739	129,847
Sterling Financial Corp.* (a)	13,478	202,305
Suffolk Bancorp	5,263	44,788
Sun Bancorp, Inc.*	19,941	59,225
Susquehanna Bancshares, Inc.	75,721	549,734
SVB Financial Group*	21,242	975,857
SY Bancorp, Inc.	6,186	127,308

2011 Annual Report	123

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Taylor Capital Group, Inc.* (a)	5,403	$50,194
Texas Capital Bancshares, Inc.*	18,629	521,612
Tompkins Financial Corp.	4,185	165,015
Tower Bancorp, Inc.	5,303	136,393
TowneBank (a)	12,247	152,598
Trico Bancshares	7,162	106,212
Trustmark Corp.	31,965	707,705
UMB Financial Corp.	15,986	589,404
Umpqua Holdings Corp.	57,200	654,940
Union First Market Bankshares Corp.	10,214	130,943
United Bankshares, Inc. (a)	17,603	417,895
United Community Banks, Inc.* (a)	20,786	153,609
Univest Corp. of Pennsylvania	8,517	129,544
Virginia Commerce Bancorp, Inc.*	12,012	76,396
Washington Banking Co.	7,781	91,971
Washington Trust Bancorp, Inc.	7,245	170,113
Webster Financial Corp.	35,641	699,989
WesBanco, Inc.	11,688	232,124
West Bancorp, Inc. (a)	7,809	76,841
West Coast Bancorp*	9,551	142,596
Westamerica Bancorp	14,452	647,739
Western Alliance Bancorp*	34,798	226,187
Wilshire Bancorp, Inc.*	30,984	105,965
Wintrust Financial Corp.	17,311	499,942

		32,729,727

Commercial Services & Supplies 2.5%
A.T. Cross Co., Class A*	4,838	58,830
ABM Industries, Inc.	26,290	531,584
ACCO Brands Corp.*	27,334	187,785
American Reprographics Co.*	18,768	74,884
Brink’s Co. (The)	23,151	643,366
Casella Waste Systems, Inc., Class A*	12,519	78,619
Cenveo, Inc.*	27,354	102,578
Clean Harbors, Inc.*	23,175	1,350,407
CompX International, Inc.	423	6,455
Consolidated Graphics, Inc.*	4,450	202,742
Courier Corp.	4,966	43,155
Deluxe Corp.	25,460	601,365
EnergySolutions, Inc.*	39,500	148,915
EnerNOC, Inc.* (a)	11,519	102,174
Ennis, Inc.	12,856	188,083
Fuel Tech, Inc.*	9,198	50,957
G&K Services, Inc., Class A	9,241	280,557
Geo Group, Inc. (The)*	31,942	582,303
Healthcare Services Group, Inc.	32,690	567,171
Heritage-Crystal Clean, Inc.*	2,215	35,307
Herman Miller, Inc.	28,393	586,315
Higher One Holdings, Inc.* (a)	15,156	267,352
HNI Corp.	22,213	534,223
Innerworkings, Inc.* (a)	12,704	114,971
Interface, Inc., Class A	26,138	340,840
Intersections, Inc.	4,611	77,880

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Kimball International, Inc., Class B	15,503	$87,282
Knoll, Inc.	23,732	361,913
M&F Worldwide Corp.*	5,211	129,024
McGrath Rentcorp	12,029	321,415
Metalico, Inc.*	19,794	89,469
Mine Safety Appliances Co.	13,500	452,925
Mobile Mini, Inc.*	18,217	330,456
Multi-Color Corp.	5,612	148,774
NL Industries, Inc.	3,211	46,688
Quad Graphics, Inc.	12,493	246,362
Rollins, Inc.	31,384	683,544
Schawk, Inc.	5,958	80,373
Standard Parking Corp.*	7,727	135,918
Steelcase, Inc., Class A	39,417	292,080
Swisher Hygiene, Inc.* (a)	41,978	183,024
SYKES Enterprises, Inc.*	20,724	330,133
Team, Inc.*	9,609	240,321
Tetra Tech, Inc.*	30,764	671,578
TMS International Corp., Class A*	6,085	52,270
TRC Cos., Inc.* (a)	8,205	35,856
UniFirst Corp.	7,014	367,183
United Stationers, Inc.	22,794	725,077
US Ecology, Inc.	9,086	164,093
Viad Corp.	10,052	210,388
WCA Waste Corp.*	7,517	35,781

		14,180,745

Communications Equipment 2.2%
ADTRAN, Inc.	31,906	1,072,042
Anaren, Inc.*	7,432	142,174
Arris Group, Inc.*	60,933	655,639
Aruba Networks, Inc.*	42,098	997,302
Aviat Networks, Inc.*	30,196	61,902
Bel Fuse, Inc., Class B	5,170	92,440
BigBand Networks, Inc.*	21,408	47,954
Black Box Corp.	8,883	248,635
Blue Coat Systems, Inc.*	21,585	347,518
Calix, Inc.*	18,630	162,267
Communications Systems, Inc.	3,033	49,984
Comtech Telecommunications Corp.	11,487	380,335
Dialogic, Inc.* (a)	7,661	15,858
Digi International, Inc.*	12,521	160,144
EMCORE Corp.* (a)	42,212	41,790
Emulex Corp.*	43,589	365,276
Extreme Networks*	45,557	134,393
Finisar Corp.*	44,189	905,433
Globecomm Systems, Inc.*	11,035	149,966
Harmonic, Inc.*	56,847	312,659
Infinera Corp.*	51,805	378,695
InterDigital, Inc.	22,382	972,498
Ixia*	19,116	216,584
KVH Industries, Inc.*	7,568	55,700
Loral Space & Communications, Inc.*	5,359	324,219

124	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Meru Networks, Inc.* (a)	5,110	$27,747
Netgear, Inc.*	18,025	639,166
Numerex Corp., Class A* (a)	4,373	34,765
Oclaro, Inc.*	24,998	102,742
Oplink Communications, Inc.*	9,484	153,830
Opnext, Inc.*	20,646	20,489
ORBCOMM, Inc.*	15,874	43,653
Plantronics, Inc.	23,709	792,118
Powerwave Technologies, Inc.*	15,679	56,600
Procera Networks, Inc.*	7,067	80,564
ShoreTel, Inc.*	23,297	136,287
Sonus Networks, Inc.*	104,540	277,031
Sycamore Networks, Inc.	9,883	189,951
Symmetricom, Inc.*	21,142	108,881
Tekelec*	30,521	299,716
ViaSat, Inc.*	17,862	760,743
Westell Technologies, Inc., Class A*	26,688	53,643

		12,069,333

Computers & Peripherals 0.6%
Avid Technology, Inc.*	14,676	90,991
Cray, Inc.*	17,824	112,826
Dot Hill Systems Corp.*	26,633	45,809
Electronics for Imaging, Inc.*	23,123	346,845
Imation Corp.*	14,788	99,375
Immersion Corp.*	14,069	96,654
Intermec, Inc.*	29,486	237,952
Intevac, Inc.*	11,342	91,303
Novatel Wireless, Inc.*	15,194	60,320
OCZ Technology Group, Inc.* (a)	25,448	179,917
Quantum Corp.*	111,790	291,772
Rimage Corp.	4,791	53,180
Silicon Graphics International Corp.*	15,366	222,193
STEC, Inc.* (a)	20,400	230,928
Stratasys, Inc.*	10,487	294,056
Super Micro Computer, Inc.*	13,282	212,512
Synaptics, Inc.*	15,853	535,673
Xyratex Ltd.	13,475	183,799

		3,386,105

Construction & Engineering 0.8%
Aegion Corp.*	19,586	289,677
Argan, Inc.	3,624	49,286
Comfort Systems USA, Inc.	18,745	206,195
Dycom Industries, Inc.*	17,458	339,209
EMCOR Group, Inc.	33,094	829,667
Furmanite Corp.* (a)	18,233	121,614
Granite Construction, Inc.	19,201	432,022
Great Lakes Dredge & Dock Corp.	29,035	149,530
Layne Christensen Co.*	9,709	244,570
MasTec, Inc.*	27,882	602,809
Michael Baker Corp.*	4,126	84,913
MYR Group, Inc.*	9,938	191,704

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Northwest Pipe Co.*	4,550	$121,349
Orion Marine Group, Inc.*	13,367	90,762
Pike Electric Corp.*	8,152	62,037
Primoris Services Corp.	13,177	171,565
Sterling Construction Co., Inc.*	8,060	100,347
Tutor Perini Corp.	15,425	224,125
UniTek Global Services, Inc.*	5,138	23,994

		4,335,375

Construction Materials 0.2%
Eagle Materials, Inc.	22,123	455,291
Headwaters, Inc.*	30,787	54,185
Texas Industries, Inc. (a)	11,183	335,490
United States Lime & Minerals, Inc.*	1,231	67,705

		912,671

Consumer Finance 0.7%
Advance America Cash Advance Centers, Inc.	27,343	230,501
Cash America International, Inc.	14,527	795,353
Credit Acceptance Corp.*	3,253	224,197
DFC Global Corp.*	21,393	468,935
EZCORP, Inc., Class A*	23,172	643,718
First Cash Financial Services, Inc.*	15,459	641,549
First Marblehead Corp. (The)* (a)	26,173	25,126
Imperial Holdings, Inc.*	8,081	18,182
Nelnet, Inc., Class A	12,825	275,481
Netspend Holdings, Inc.*	14,824	85,238
Nicholas Financial, Inc. (a)	4,503	51,154
World Acceptance Corp.*	7,471	505,413

		3,964,847

Containers & Packaging 0.2%
AEP Industries, Inc.*	2,113	57,115
Boise, Inc.	51,735	312,997
Graphic Packaging Holding Co.*	79,386	350,886
Myers Industries, Inc.	15,683	191,646

		912,644

Distributors 0.2%
Audiovox Corp., Class A*	8,882	63,151
Core-Mark Holding Co., Inc.*	5,564	186,338
Pool Corp.	23,728	693,332
Weyco Group, Inc. (a)	3,498	82,903

		1,025,724

Diversified Consumer Services 1.2%
American Public Education, Inc.* (a)	8,842	316,632
Archipelago Learning, Inc.*	5,975	60,885
Ascent Capital Group, Inc., Class A*	7,127	324,207
Bridgepoint Education, Inc.* (a)	8,859	191,974
Cambium Learning Group, Inc.*	7,742	25,549

2011 Annual Report	125

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Capella Education Co.*	6,938	$241,512
Coinstar, Inc.* (a)	15,475	738,776
Corinthian Colleges, Inc.* (a)	39,280	75,025
Grand Canyon Education, Inc.*	14,192	231,471
Hillenbrand, Inc.	30,850	651,243
K12, Inc.*	12,875	451,269
Lincoln Educational Services Corp.	11,142	104,178
Mac-Gray Corp.	5,878	81,587
Matthews International Corp., Class A	14,636	514,309
National American University Holdings, Inc.	4,113	29,079
Regis Corp.	28,633	468,436
Sotheby’s	33,359	1,174,904
Steiner Leisure Ltd.*	7,441	358,507
Stewart Enterprises, Inc., Class A (a)	39,122	251,946
Strayer Education, Inc. (a)	6,037	514,413
Universal Technical Institute, Inc.*	10,550	150,654

		6,956,556

Diversified Financial Services 0.5%
California First National Bancorp	851	14,186
Compass Diversified Holdings (a)	20,062	262,010
Encore Capital Group, Inc.*	8,002	216,774
Gain Capital Holdings, Inc.* (a)	4,001	28,047
MarketAxess Holdings, Inc.	14,248	416,469
Marlin Business Services Corp.*	4,033	47,549
NewStar Financial, Inc.*	13,500	144,720
PHH Corp.*	27,599	509,202
Pico Holdings, Inc.*	11,247	256,881
Portfolio Recovery Associates, Inc.*	8,441	592,052
Primus Guaranty Ltd.* (a)	12,418	72,521

		2,560,411

Diversified Telecommunication Services 0.7%
8x8, Inc.* (a)	30,632	115,176
AboveNet, Inc.	11,437	678,786
Alaska Communications Systems Group, Inc. (a)	22,476	158,905
Atlantic Tele-Network, Inc.	4,684	177,758
Boingo Wireless, Inc.*	2,992	22,889
Cbeyond, Inc.*	13,759	113,374
Cincinnati Bell, Inc.*	98,678	317,743
Cogent Communications Group, Inc.*	22,596	362,666
Consolidated Communications Holdings, Inc.	12,945	244,402
FairPoint Communications, Inc.* (a)	10,217	54,865
General Communication, Inc., Class A*	20,503	193,753
Globalstar, Inc.* (a)	47,406	33,658
HickoryTech Corp.	6,630	73,991
IDT Corp., Class B	6,857	78,856
inContact, Inc.*	15,578	64,493
Iridium Communications, Inc.* (a)	21,753	138,349
Neutral Tandem, Inc.*	15,626	164,698

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
PAETEC Holding Corp.*	62,062	$340,100
Premiere Global Services, Inc.*	25,808	233,820
SureWest Communications	6,951	79,728
Towerstream Corp.* (a)	21,287	61,307
Vonage Holdings Corp.*	68,677	230,068

		3,939,385

Electric Utilities 1.5%
Allete, Inc.	15,715	620,900
Central Vermont Public Service Corp.	6,589	233,053
Cleco Corp.	30,160	1,111,999
El Paso Electric Co.	20,746	664,494
Empire District Electric Co. (The)	20,681	413,000
IDACORP, Inc.	24,492	988,987
MGE Energy, Inc.	11,410	497,933
Otter Tail Corp.	17,856	346,585
PNM Resources, Inc.	42,884	771,054
Portland General Electric Co.	37,179	912,373
UIL Holdings Corp.	24,977	851,216
Unisource Energy Corp.	18,094	674,544
Unitil Corp.	5,206	138,844

		8,224,982

Electrical Equipment 1.3%
A123 Systems, Inc.* (a)	43,848	150,399
Active Power, Inc.*	37,951	34,592
Acuity Brands, Inc.	21,359	988,922
American Superconductor Corp.* (a)	22,134	96,504
AZZ, Inc.	6,211	277,383
Belden, Inc.	23,457	757,192
Brady Corp., Class A	23,419	719,432
Broadwind Energy, Inc.* (a)	63,391	26,022
Capstone Turbine Corp.* (a)	121,762	132,721
Coleman Cable, Inc.*	3,889	39,551
Encore Wire Corp.	9,146	243,101
EnerSys*	24,704	556,581
Franklin Electric Co., Inc.	11,525	529,228
FuelCell Energy, Inc.* (a)	63,389	67,826
Generac Holdings, Inc.*	12,359	282,527
Global Power Equipment Group, Inc.*	7,746	205,346
II-VI, Inc.*	25,453	483,862
LSI Industries, Inc.	9,826	66,129
Powell Industries, Inc.*	4,334	145,666
PowerSecure International, Inc.*	8,969	38,118
Preformed Line Products Co.	1,131	72,780
Satcon Technology Corp.* (a)	38,548	40,861
Thermon Group Holdings, Inc.*	4,983	79,130
Valence Technology, Inc.* (a)	33,825	32,438
Vicor Corp.	9,682	88,590
Woodward, Inc.	30,463	1,032,086

		7,186,987

126	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 2.5%
Aeroflex Holding Corp.*	9,832	$107,070
Agilysys, Inc.*	9,036	76,716
Anixter International, Inc.*	14,284	838,328
Badger Meter, Inc.	7,459	244,208
Benchmark Electronics, Inc.*	30,032	412,640
Brightpoint, Inc.*	33,870	343,780
Checkpoint Systems, Inc.*	19,886	263,489
Cognex Corp.	20,566	696,982
Coherent, Inc.*	12,328	628,358
CTS Corp.	16,895	156,786
Daktronics, Inc.	17,137	173,084
DDi Corp.	7,527	69,173
DTS, Inc.*	8,620	242,136
Echelon Corp.*	17,380	117,489
Electro Rent Corp.	9,224	148,230
Electro Scientific Industries, Inc.*	11,145	136,972
eMagin Corp.*	9,445	39,858
Fabrinet*	10,092	125,141
FARO Technologies, Inc.*	8,080	337,582
FEI Co.*	19,039	756,991
Gerber Scientific, Inc.* (a)(b)	11,566	0
GSI Group, Inc.*	12,720	124,274
Identive Group, Inc.* (a)	18,300	43,371
Insight Enterprises, Inc.*	23,122	390,762
KEMET Corp.*	21,837	201,337
LeCroy Corp.*	8,179	83,917
Littelfuse, Inc.	11,171	546,932
Maxwell Technologies, Inc.*	13,816	275,906
Measurement Specialties, Inc.*	7,392	230,704
Mercury Computer Systems, Inc.*	14,948	218,241
Methode Electronics, Inc.	18,203	169,106
Microvision, Inc.* (a)	49,902	35,435
MTS Systems Corp.	7,710	282,726
Multi-Fineline Electronix, Inc.*	4,462	102,358
NeoPhotonics Corp.*	4,412	23,075
Newport Corp.*	18,499	256,211
OSI Systems, Inc.*	9,435	417,970
Park Electrochemical Corp.	10,254	290,188
PC Connection, Inc.*	4,407	36,798
Plexus Corp.*	17,605	452,448
Power-One, Inc.*	33,753	167,077
Pulse Electronics Corp.	21,176	74,751
RadiSys Corp.*	9,189	53,848
Richardson Electronics Ltd.	6,818	88,566
Rofin-Sinar Technologies, Inc.*	14,090	366,340
Rogers Corp.*	7,915	341,691
Sanmina-SCI Corp.*	39,843	351,017
ScanSource, Inc.*	13,382	465,158
SYNNEX Corp.*	12,417	358,479
TTM Technologies, Inc.*	25,734	287,449
Universal Display Corp.*	18,959	887,850
Viasystems Group, Inc.*	1,417	29,176
Vishay Precision Group, Inc.*	6,050	88,270

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
X-Rite, Inc.*	12,536	$56,537
Zygo Corp.*	7,789	119,483

		13,832,464

Energy Equipment & Services 2.1%
Basic Energy Services, Inc.*	11,956	219,273
Bristow Group, Inc.	17,960	894,049
C&J Energy Services, Inc.* (a)	5,738	96,743
Cal Dive International, Inc.*	47,293	105,936
Complete Production Services, Inc.*	38,899	1,275,887
Dawson Geophysical Co.*	3,888	112,363
Dril-Quip, Inc.*	16,942	1,102,924
Exterran Holdings, Inc.*	31,673	300,894
Geokinetics, Inc.*	5,078	16,605
Global Geophysical Services, Inc.*	8,993	85,793
Global Industries Ltd.*	50,148	398,677
Gulf Island Fabrication, Inc.	7,072	196,955
Gulfmark Offshore, Inc., Class A*	11,758	489,015
Helix Energy Solutions Group, Inc.*	52,194	942,624
Hercules Offshore, Inc.*	57,042	216,189
Hornbeck Offshore Services, Inc.* (a)	11,314	371,552
ION Geophysical Corp.*	65,138	496,352
Key Energy Services, Inc.*	61,447	794,510
Lufkin Industries, Inc.	15,085	891,373
Matrix Service Co.*	13,056	138,655
Mitcham Industries, Inc.*	5,885	85,803
Natural Gas Services Group, Inc.*	6,037	83,069
Newpark Resources, Inc.*	44,809	400,144
OYO Geospace Corp.*	2,147	168,711
Parker Drilling Co.*	57,769	319,463
PHI, Inc., Non-Voting Shares*	6,366	140,498
Pioneer Drilling Co.*	30,535	301,991
RigNet, Inc.*	2,935	45,874
Tesco Corp.*	14,920	230,812
TETRA Technologies, Inc.*	38,099	361,940
Union Drilling, Inc.*	7,620	57,074
Vantage Drilling Co.*	86,201	117,233
Willbros Group, Inc.*	19,293	98,201

		11,557,182

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	9,209	339,996
Arden Group, Inc., Class A	561	50,888
Casey’s General Stores, Inc.	18,749	929,013
Chefs’ Warehouse Inc. (The)*	4,868	69,564
Fresh Market, Inc. (The)* (a)	13,889	555,560
Ingles Markets, Inc., Class A	6,085	91,884
Nash Finch Co.	5,936	156,236
Pantry, Inc. (The)*	11,372	160,800
PriceSmart, Inc.	8,781	667,707
Rite Aid Corp.*	292,629	339,450
Ruddick Corp.	24,298	1,062,066
Spartan Stores, Inc.	11,086	189,792

2011 Annual Report	127

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
Susser Holdings Corp.*	3,920	$86,083
United Natural Foods, Inc.*	23,861	871,165
Village Super Market, Inc., Class A	3,065	86,923
Weis Markets, Inc.	5,504	217,683
Winn-Dixie Stores, Inc.*	27,582	174,870

		6,049,680

Food Products 1.4%
Alico, Inc.	1,601	36,455
B&G Foods, Inc.	23,751	503,996
Calavo Growers, Inc.	5,818	131,312
Cal-Maine Foods, Inc. (a)	7,026	234,106
Chiquita Brands International, Inc.*	22,430	199,178
Darling International, Inc.*	57,702	808,982
Diamond Foods, Inc. (a)	10,859	713,979
Dole Food Co., Inc.* (a)	17,735	187,636
Farmer Bros Co.	3,010	17,609
Fresh Del Monte Produce, Inc.	17,942	456,803
Griffin Land & Nurseries, Inc.	1,134	30,414
Hain Celestial Group, Inc. (The)*	17,648	592,267
Harbinger Group, Inc.*	4,505	23,156
Imperial Sugar Co.	6,146	41,608
J&J Snack Foods Corp.	7,087	365,477
Lancaster Colony Corp.	9,254	615,576
Lifeway Foods, Inc.* (a)	2,253	23,747
Limoneira Co. (a)	3,965	68,793
Omega Protein Corp.*	9,526	103,167
Pilgrim’s Pride Corp.* (a)	25,094	126,474
Sanderson Farms, Inc. (a)	10,891	539,104
Seneca Foods Corp., Class A*	4,510	94,936
Smart Balance, Inc.*	29,344	192,203
Snyders-Lance, Inc.	23,277	493,938
Tootsie Roll Industries, Inc.	11,874	294,119
TreeHouse Foods, Inc.*	17,520	1,074,677

		7,969,712

Gas Utilities 1.3%
Chesapeake Utilities Corp.	4,664	197,707
Laclede Group, Inc. (The)	11,099	445,292
New Jersey Resources Corp.	20,524	965,038
Nicor, Inc.	22,612	1,271,925
Northwest Natural Gas Co.	13,213	617,311
Piedmont Natural Gas Co., Inc. (a)	35,665	1,165,889
South Jersey Industries, Inc.	14,835	835,359
Southwest Gas Corp.	22,716	896,828
WGL Holdings, Inc.	25,427	1,088,530

		7,483,879

Health Care Equipment & Supplies 3.0%
Abaxis, Inc.*	11,155	313,009
ABIOMED, Inc.*	15,682	236,171
Accuray, Inc.*	33,894	135,576
Align Technology, Inc.*	30,196	695,414

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Alimera Sciences, Inc.* (a)	5,287	$37,591
Alphatec Holdings, Inc.*	27,255	56,418
Analogic Corp.	6,219	336,324
AngioDynamics, Inc.*	12,320	189,851
Antares Pharma, Inc.* (a)	43,240	98,155
Arthrocare Corp.*	13,547	408,442
AtriCure, Inc.*	6,888	76,870
Atrion Corp.	774	174,150
Bacterin International Holdings, Inc.* (a)	10,791	35,718
BioLase Technology, Inc.* (a)	14,809	53,905
Cantel Medical Corp.	6,517	179,869
Cardiovascular Systems, Inc.*	6,882	56,983
Cerus Corp.* (a)	24,257	64,766
Conceptus, Inc.*	15,416	177,592
CONMED Corp.*	14,013	368,121
CryoLife, Inc.*	13,850	63,848
Cyberonics, Inc.*	14,045	404,496
Cynosure, Inc., Class A*	4,494	54,692
Delcath Systems, Inc.* (a)	23,948	86,692
DexCom, Inc.*	33,240	325,420
DynaVox, Inc., Class A*	4,572	15,453
Endologix, Inc.*	24,203	263,571
Exactech, Inc.*	4,124	65,984
Greatbatch, Inc.*	11,541	257,711
Haemonetics Corp.*	12,679	772,785
Hansen Medical, Inc.* (a)	23,194	72,829
HeartWare International, Inc.* (a)	5,944	403,776
ICU Medical, Inc.*	6,013	236,371
Insulet Corp.*	22,778	371,737
Integra LifeSciences Holdings Corp.*	10,243	328,391
Invacare Corp.	14,199	318,768
IRIS International, Inc.*	8,727	79,067
Kensey Nash Corp.*	4,187	112,547
MAKO Surgical Corp.* (a)	15,747	605,472
Masimo Corp.	25,864	534,868
Medical Action Industries, Inc.*	7,739	40,552
Meridian Bioscience, Inc. (a)	20,355	370,868
Merit Medical Systems, Inc.*	20,759	278,586
Natus Medical, Inc.*	14,327	123,212
Neogen Corp.*	11,484	443,857
Neoprobe Corp.*	46,813	132,949
NuVasive, Inc.*	19,676	291,598
NxStage Medical, Inc.*	22,117	508,470
OraSure Technologies, Inc.*	23,045	214,088
Orthofix International NV*	8,940	313,883
Palomar Medical Technologies, Inc.*	9,445	80,377
Quidel Corp.* (a)	14,103	251,880
Rockwell Medical Technologies, Inc.* (a)	8,035	67,735
RTI Biologics, Inc.*	27,159	122,215
Solta Medical, Inc.*	30,898	67,667
SonoSite, Inc.*	6,682	207,075
Spectranetics Corp.*	16,431	128,819
Staar Surgical Co.*	17,576	158,184

128	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Stereotaxis, Inc.* (a)	23,002	$26,682
STERIS Corp.	29,229	905,514
SurModics, Inc.*	7,643	80,557
Symmetry Medical, Inc.*	17,974	163,384
Synergetics USA, Inc.*	11,115	74,359
Synovis Life Technologies, Inc.*	5,622	100,971
Tornier NV* (a)	5,239	121,754
Unilife Corp.* (a)	28,093	148,893
Uroplasty, Inc.*	10,432	47,048
Vascular Solutions, Inc.*	8,294	87,999
Volcano Corp.*	25,680	640,202
West Pharmaceutical Services, Inc.	16,496	641,200
Wright Medical Group, Inc.*	19,341	332,472
Young Innovations, Inc.	2,781	79,954
Zoll Medical Corp.*	10,868	410,919

		16,733,326

Health Care Providers & Services 2.9%
Accretive Health, Inc.* (a)	19,663	468,176
Air Methods Corp.*	5,616	453,885
Alliance HealthCare Services, Inc.*	10,613	11,780
Almost Family, Inc.*	4,142	77,207
Amedisys, Inc.*	14,589	191,554
American Dental Partners, Inc.*	7,595	80,203
AMN Healthcare Services, Inc.*	19,618	92,989
Amsurg Corp.*	15,497	392,539
Assisted Living Concepts, Inc., Class A	9,642	137,013
Bio-Reference Labs, Inc.* (a)	12,177	244,027
BioScrip, Inc.*	20,087	130,565
Capital Senior Living Corp.*	13,583	106,083
CardioNet, Inc.*	12,353	34,959
Centene Corp.*	24,639	866,061
Chemed Corp.	10,478	621,974
Chindex International, Inc.*	5,709	63,427
CorVel Corp.*	3,071	158,371
Cross Country Healthcare, Inc.*	13,956	69,780
Emeritus Corp.*	15,154	268,377
Ensign Group, Inc. (The)	8,059	183,423
ExamWorks Group, Inc.*	13,411	141,486
Five Star Quality Care, Inc.*	20,644	53,468
Gentiva Health Services, Inc.*	15,118	62,588
Hanger Orthopedic Group, Inc.*	16,595	288,255
HealthSouth Corp.*	46,942	828,996
Healthspring, Inc.*	33,426	1,802,998
Healthways, Inc.*	16,820	120,431
HMS Holdings Corp.*	41,811	1,021,861
IPC The Hospitalist Co., Inc.*	8,103	339,759
Kindred Healthcare, Inc.*	25,735	299,813
Landauer, Inc.	4,664	239,030
LHC Group, Inc.*	7,798	122,351
Magellan Health Services, Inc.*	15,804	813,432
MedQuist Holdings, Inc.*	15,620	133,551
Metropolitan Health Networks, Inc.*	20,805	135,649

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc.*	13,920	$294,826
MWI Veterinary Supply, Inc.*	6,218	469,459
National HealthCare Corp.	5,076	194,462
National Research Corp.	847	28,290
Owens & Minor, Inc.	31,566	944,455
PharMerica Corp.*	14,512	226,387
Providence Service Corp. (The)*	6,469	80,862
PSS World Medical, Inc.*	27,311	607,670
RadNet, Inc.* (a)	15,421	39,632
Select Medical Holdings Corp.*	22,266	193,714
Skilled Healthcare Group, Inc., Class A*	8,870	33,529
Sun Healthcare Group, Inc.*	12,701	33,277
Sunrise Senior Living, Inc.* (a)	28,448	156,464
Team Health Holdings, Inc.*	13,216	268,549
Triple-S Management Corp., Class B*	9,669	183,711
U.S. Physical Therapy, Inc.	5,809	113,392
Universal American Corp.	15,961	183,551
Vanguard Health Systems, Inc.*	14,755	143,419
WellCare Health Plans, Inc.*	20,990	1,028,720

		16,280,430

Health Care Technology 0.5%
athenahealth, Inc.*	17,186	909,311
Computer Programs & Systems, Inc.	5,475	279,608
Epocrates, Inc.*	2,918	25,387
HealthStream, Inc.*	7,536	114,396
MedAssets, Inc.*	23,621	251,800
Medidata Solutions, Inc.*	10,385	186,722
Merge Healthcare, Inc.*	25,673	169,442
Omnicell, Inc.*	16,419	245,464
Quality Systems, Inc.	19,114	743,726
Transcend Services, Inc.*	4,326	118,230

		3,044,086

Hotels, Restaurants & Leisure 2.6%
AFC Enterprises, Inc.*	12,202	167,289
Ambassadors Group, Inc.	8,404	41,684
Ameristar Casinos, Inc.	15,604	288,674
Benihana, Inc., Class A*	6,651	64,116
Biglari Holdings, Inc.*	598	206,382
BJ’s Restaurants, Inc.*	11,843	626,850
Bob Evans Farms, Inc.	15,017	494,059
Boyd Gaming Corp.* (a)	27,381	177,429
Bravo Brio Restaurant Group, Inc.*	9,503	184,643
Buffalo Wild Wings, Inc.*	9,026	597,702
Caribou Coffee Co., Inc.*	6,377	87,046
Carrols Restaurant Group, Inc.*	6,339	59,206
CEC Entertainment, Inc.	9,837	311,046
Cheesecake Factory, Inc. (The)*	28,522	798,331
Churchill Downs, Inc.	6,229	299,428
Cracker Barrel Old Country Store, Inc.	11,293	478,710
Denny’s Corp.*	48,838	175,817
DineEquity, Inc.*	7,667	360,042

2011 Annual Report	129

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Domino’s Pizza, Inc.*	28,766	$921,375
Einstein Noah Restaurant Group, Inc.	2,793	41,113
Gaylord Entertainment Co.*	17,623	412,202
International Speedway Corp., Class A	14,659	349,764
Interval Leisure Group, Inc.*	19,952	275,537
Isle of Capri Casinos, Inc.*	8,489	46,180
Jack in the Box, Inc.*	22,810	469,430
Jamba, Inc.*	31,623	53,759
Krispy Kreme Doughnuts, Inc.*	28,966	204,500
Life Time Fitness, Inc.*	20,863	899,821
Luby’s, Inc.*	8,448	40,804
Marcus Corp.	10,122	120,654
McCormick & Schmick’s Seafood Restaurants, Inc.*	6,376	42,719
Monarch Casino & Resort, Inc.*	4,381	45,081
Morgans Hotel Group Co.*	11,148	72,573
Multimedia Games Holding Co., Inc.*	13,379	88,435
O’Charleys, Inc.*	8,553	53,114
Orient-Express Hotels Ltd., Class A*	46,013	392,491
P.F. Chang’s China Bistro, Inc.	11,281	350,839
Papa John’s International, Inc.*	9,756	329,363
Peet’s Coffee & Tea, Inc.*	6,352	404,749
Pinnacle Entertainment, Inc.*	29,821	337,574
Red Lion Hotels Corp.*	6,310	43,855
Red Robin Gourmet Burgers, Inc.*	6,415	160,824
Ruby Tuesday, Inc.*	32,249	270,569
Ruth’s Hospitality Group, Inc.*	17,337	81,831
Scientific Games Corp., Class A*	28,901	251,150
Shuffle Master, Inc.*	26,802	284,369
Six Flags Entertainment Corp.	20,528	736,955
Sonic Corp.*	30,625	226,931
Speedway Motorsports, Inc.	5,942	77,246
Texas Roadhouse, Inc.	31,212	447,268
Town Sports International Holdings, Inc.*	10,103	87,694
Vail Resorts, Inc.	17,777	792,143

		14,831,366

Household Durables 0.8%
American Greetings Corp., Class A	20,042	320,872
Beazer Homes USA, Inc.* (a)	38,587	82,962
Blyth, Inc.	2,575	143,762
Cavco Industries, Inc.*	3,362	151,391
CSS Industries, Inc.	3,996	84,236
Ethan Allen Interiors, Inc.	11,981	237,224
Furniture Brands International, Inc.*	19,367	36,991
Helen of Troy Ltd.*	15,294	442,455
Hovnanian Enterprises, Inc., Class A* (a)	29,538	42,535
iRobot Corp.*	11,769	398,498
KB Home (a)	38,278	266,798
La-Z-Boy, Inc.*	25,659	260,695
Libbey, Inc.*	9,764	123,612
Lifetime Brands, Inc.	4,407	53,898
M.D.C. Holdings, Inc. (a)	18,665	418,096

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
M/I Homes, Inc.*	9,510	$71,040
Meritage Homes Corp.*	13,871	246,210
Ryland Group, Inc.	22,045	297,608
Sealy Corp.* (a)	24,928	38,638
Skullcandy, Inc.* (a)	4,851	76,403
Skyline Corp.	3,243	21,923
Standard Pacific Corp.*	52,765	160,406
Universal Electronics, Inc.*	7,393	137,436
Zagg, Inc.* (a)	10,967	147,945

		4,261,634

Household Products 0.1%
Central Garden and Pet Co., Class A*	23,411	205,783
Oil-Dri Corp. of America	2,156	43,228
Spectrum Brands Holdings, Inc.*	8,309	210,882
WD-40 Co. (a)	8,003	352,292

		812,185

Independent Power Producers & Energy Traders 0.2%
Atlantic Power Corp.	40,463	546,250
Dynegy, Inc.*	50,858	186,649
Genie Energy Ltd., Class B*	6,857	56,913
Ormat Technologies, Inc. (a)	8,902	169,049

		958,861

Industrial Conglomerates 0.2%
Raven Industries, Inc.	8,956	537,450
Seaboard Corp.	155	340,690
Standex International Corp.	6,171	238,262
Tredegar Corp.	11,820	228,953

		1,345,355

Information Technology Services 1.9%
Acxiom Corp.*	40,229	530,621
CACI International, Inc., Class A*	12,926	709,508
Cardtronics, Inc.*	21,157	527,444
Cass Information Systems, Inc.	4,140	162,247
CIBER, Inc.*	31,521	109,693
Computer Task Group, Inc.*	7,490	95,647
Convergys Corp.*	51,790	554,153
CSG Systems International, Inc.*	17,138	244,045
Dynamics Research Corp.*	4,055	39,090
Echo Global Logistics, Inc.* (a)	5,581	86,171
Euronet Worldwide, Inc.*	25,355	491,126
ExlService Holdings, Inc.*	7,994	208,484
Forrester Research, Inc.	7,287	260,947
Global Cash Access Holdings, Inc.*	22,331	66,546
Hackett Group, Inc. (The)*	14,348	59,257
Heartland Payment Systems, Inc.	19,091	415,420
iGate Corp.	15,345	206,851
Jack Henry & Associates, Inc.	42,605	1,380,828
Lionbridge Technologies, Inc.*	30,625	82,994
Mantech International Corp., Class A	11,547	405,646

130	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
MAXIMUS, Inc.	17,087	$689,290
MoneyGram International, Inc.*	42,021	107,574
NCI, Inc., Class A*	3,054	41,687
PRGX Global, Inc.*	9,124	48,722
Sapient Corp.	53,807	665,055
ServiceSource International, Inc.* (a)	5,029	66,936
Stream Global Services, Inc.* (a)	3,491	10,927
Syntel, Inc.	7,575	370,417
TeleTech Holdings, Inc.*	12,573	219,776
TNS, Inc.*	12,595	245,980
Unisys Corp.*	21,363	555,224
Virtusa Corp.*	7,444	121,263
Wright Express Corp.*	19,049	893,017

		10,672,586

Insurance 2.6%
Alterra Capital Holdings Ltd.	45,030	976,250
American Equity Investment Life Holding Co.	29,509	319,878
American Safety Insurance Holdings Ltd.*	5,085	103,785
AMERISAFE, Inc.*	9,089	195,868
Amtrust Financial Services, Inc.	12,019	305,042
Argo Group International Holdings Ltd.	13,616	411,067
Baldwin & Lyons, Inc., Class B	4,147	95,505
Citizens, Inc.*	18,655	146,255
CNO Financial Group, Inc.*	109,804	686,275
Crawford & Co., Class B	12,695	90,261
Delphi Financial Group, Inc., Class A	23,942	633,984
Donegal Group, Inc., Class A	3,881	48,590
eHealth, Inc.*	10,557	156,771
EMC Insurance Group, Inc.	2,143	41,660
Employers Holdings, Inc.	16,284	264,127
Enstar Group Ltd.*	3,418	314,353
FBL Financial Group, Inc., Class A	6,370	207,981
First American Financial Corp.	51,803	621,636
Flagstone Reinsurance Holdings SA	25,877	219,696
Fortegra Financial Corp.*	2,990	15,787
Global Indemnity PLC*	6,635	133,961
Greenlight Capital Re Ltd., Class A*	13,866	312,401
Hallmark Financial Services*	5,994	46,513
Harleysville Group, Inc.	6,108	358,906
Hilltop Holdings, Inc.*	19,679	155,071
Horace Mann Educators Corp.	19,779	266,028
Independence Holding Co. (a)	3,408	28,252
Infinity Property & Casualty Corp.	6,142	355,990
Kansas City Life Insurance Co. (a)	2,079	69,688
Maiden Holdings Ltd.	24,956	203,391
Meadowbrook Insurance Group, Inc.	26,392	273,421
Montpelier Re Holdings Ltd.	30,700	537,250
National Financial Partners Corp.*	21,860	298,826
National Interstate Corp.	3,339	88,817
National Western Life Insurance Co., Class A	1,077	154,840

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Navigators Group, Inc. (The)*	5,779	$263,638
OneBeacon Insurance Group Ltd., Class A	10,842	165,015
Phoenix Cos., Inc. (The)*	58,118	86,596
Platinum Underwriters Holdings Ltd.	18,381	636,534
Presidential Life Corp.	10,602	105,172
Primerica, Inc.	16,733	378,668
ProAssurance Corp.	15,145	1,159,350
RLI Corp.	9,081	638,758
Safety Insurance Group, Inc.	6,277	267,526
SeaBright Holdings, Inc.	10,036	72,059
Selective Insurance Group, Inc.	26,849	430,390
State Auto Financial Corp.	7,273	96,658
Stewart Information Services Corp.	8,988	90,240
Symetra Financial Corp.	33,568	311,175
Tower Group, Inc.	18,142	430,510
United Fire & Casualty Co.	10,670	200,703
Universal Insurance Holdings, Inc.	8,659	36,541

		14,507,659

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	12,372	35,260
Blue Nile, Inc.* (a)	6,372	287,568
Geeknet, Inc.*	2,031	39,544
HSN, Inc.	19,706	702,913
NutriSystem, Inc. (a)	13,376	165,328
Orbitz Worldwide, Inc.*	10,191	19,261
Overstock.com, Inc.*	5,531	45,907
PetMed Express, Inc. (a)	10,694	106,619
Shutterfly, Inc.*	14,754	614,799
US Auto Parts Network, Inc.*	7,742	43,355
ValueVision Media, Inc., Class A* (a)	19,660	64,485

		2,125,039

Internet Software & Services 1.8%
Active Network, Inc. (The)*	6,076	81,661
Ancestry.com, Inc.*	15,702	357,535
Bankrate, Inc.* (a)	11,385	221,666
Carbonite, Inc.* (a)	3,495	44,107
comScore, Inc.*	15,575	328,788
Constant Contact, Inc.*	14,582	295,140
Cornerstone OnDemand, Inc.* (a)	5,335	76,877
DealerTrack Holdings, Inc.*	20,364	441,695
Demand Media, Inc.* (a)	3,916	27,294
Dice Holdings, Inc.*	23,997	244,289
Digital River, Inc.*	19,611	359,470
EarthLink, Inc.	54,738	383,713
Envestnet, Inc.*	9,455	110,056
FriendFinder Networks, Inc.*	3,719	6,917
InfoSpace, Inc.*	17,864	156,489
Internap Network Services Corp.*	25,771	146,379
IntraLinks Holdings, Inc.*	16,009	139,118
j2 Global Communications, Inc.	22,663	697,567
Keynote Systems, Inc.	6,885	164,345

2011 Annual Report	131

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
KIT Digital, Inc.* (a)	18,959	$170,631
Limelight Networks, Inc.*	34,127	94,873
Liquidity Services, Inc.*	9,316	303,329
LivePerson, Inc.*	25,855	325,514
LogMeIn, Inc.*	10,079	409,913
LoopNet, Inc.*	8,103	143,342
Marchex, Inc., Class B	10,519	93,514
ModusLink Global Solutions, Inc.	22,068	92,244
Move, Inc.*	79,718	146,681
NIC, Inc.	31,623	436,714
OpenTable, Inc.* (a)	11,655	511,188
Openwave Systems, Inc.*	42,940	66,557
Perficient, Inc.*	11,528	109,862
Quepasa Corp.* (a)	3,299	15,934
QuinStreet, Inc.*	13,846	159,091
RealNetworks, Inc.	9,724	94,906
Responsys, Inc.*	4,940	53,945
RightNow Technologies, Inc.*	12,212	525,238
Saba Software, Inc.*	14,254	98,923
SciQuest, Inc.*	6,069	90,064
SPS Commerce, Inc.*	4,168	81,526
Stamps.com, Inc.	5,196	169,182
support.com, Inc.*	23,030	48,593
TechTarget, Inc.*	6,877	50,959
Travelzoo, Inc.* (a)	2,804	89,335
United Online, Inc.	43,235	255,519
ValueClick, Inc.*	38,926	685,098
Vocus, Inc.*	8,699	177,286
Web.com Group, Inc.*	14,566	140,708
XO Group, Inc.*	15,174	140,056
Zillow, Inc.* (a)	2,033	60,360
Zix Corp.*	32,624	80,908

		10,205,099

Leisure Equipment & Products 0.4%
Arctic Cat, Inc.*	5,986	121,576
Black Diamond, Inc.*	6,563	56,639
Brunswick Corp.	43,855	774,479
Callaway Golf Co.	31,878	185,211
Eastman Kodak Co.* (a)	124,420	138,106
JAKKS Pacific, Inc.	13,456	255,260
Johnson Outdoors, Inc., Class A*	2,231	41,474
Leapfrog Enterprises, Inc.*	20,708	77,241
Marine Products Corp.*	4,814	26,622
Smith & Wesson Holding Corp.*	29,774	88,131
Steinway Musical Instruments, Inc.*	3,310	83,412
Sturm Ruger & Co., Inc.	9,352	283,553
Summer Infant, Inc.*	6,150	48,093

		2,179,797

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.*	34,915	195,175
Albany Molecular Research, Inc.*	10,629	34,119

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services (continued)
BG Medicine, Inc.* (a)	3,645	$17,824
Caliper Life Sciences, Inc.*	23,330	244,498
Cambrex Corp.*	13,878	76,468
Complete Genomics, Inc.*	5,172	29,480
Enzo Biochem, Inc.* (a)	17,791	50,882
eResearchTechnology, Inc.*	24,192	123,621
Fluidigm Corp.*	3,060	42,718
Furiex Pharmaceuticals, Inc.*	4,928	69,978
Harvard Bioscience, Inc.*	10,633	48,486
Luminex Corp.*	18,726	411,223
MEDTOX Scientific, Inc.	3,520	51,533
Pacific Biosciences of California, Inc.*	17,113	67,083
PAREXEL International Corp.*	28,987	638,584
Sequenom, Inc.* (a)	49,069	243,873

		2,345,545

Machinery 3.1%
3D Systems Corp.* (a)	20,747	337,554
Accuride Corp.*	20,138	127,272
Actuant Corp., Class A	33,807	760,658
Alamo Group, Inc.	3,367	80,303
Albany International Corp., Class A	13,708	309,664
Altra Holdings, Inc.*	13,303	195,554
American Railcar Industries, Inc.*	4,868	107,388
Ampco-Pittsburgh Corp.	4,189	87,927
Astec Industries, Inc.* (a)	9,920	329,840
Barnes Group, Inc.	26,799	623,613
Blount International, Inc.*	24,096	374,211
Briggs & Stratton Corp. (a)	25,036	365,526
Cascade Corp.	4,564	196,708
Chart Industries, Inc.*	14,465	817,417
CIRCOR International, Inc.	8,541	297,398
Clarcor, Inc.	24,880	1,206,182
Colfax Corp.* (a)	12,200	308,172
Columbus Mckinnon Corp.*	9,555	143,229
Commercial Vehicle Group, Inc.*	14,263	157,321
Douglas Dynamics, Inc.	9,310	139,836
Dynamic Materials Corp.	6,562	142,395
Energy Recovery, Inc.* (a)	23,031	70,705
EnPro Industries, Inc.*	10,242	352,734
ESCO Technologies, Inc.	13,192	403,279
Federal Signal Corp.	30,890	145,801
Flow International Corp.* (a)	23,956	62,046
Force Protection, Inc.*	35,016	128,859
FreightCar America, Inc.*	5,909	111,976
Gorman-Rupp Co. (The)	7,532	202,385
Graham Corp.	4,919	113,334
Greenbrier Cos., Inc.*	9,152	170,319
Hurco Cos., Inc.*	3,210	83,845
John Bean Technologies Corp.	14,190	229,027
Kadant, Inc.*	6,066	131,329
Kaydon Corp.	16,048	504,870
LB Foster Co., Class A	4,697	119,774

132	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Lindsay Corp.	6,232	$362,079
Lydall, Inc.*	8,464	92,765
Meritor, Inc.*	46,937	446,840
Met-Pro Corp.	6,969	62,791
Middleby Corp.*	9,225	777,483
Miller Industries, Inc.	5,829	119,145
Mueller Industries, Inc.	18,655	754,595
Mueller Water Products, Inc., Class A	77,038	211,855
NACCO Industries, Inc., Class A	2,889	237,187
NN, Inc.*	8,499	75,131
Omega Flex, Inc.*	1,364	16,082
PMFG, Inc.* (a)	8,654	176,974
RBC Bearings, Inc.*	10,861	439,870
Robbins & Myers, Inc.	19,450	869,220
Sauer-Danfoss, Inc.*	5,750	222,640
Sun Hydraulics Corp.	9,924	285,414
Tecumseh Products Co., Class A*	9,234	58,728
Tennant Co.	9,528	368,638
Titan International, Inc. (a)	20,389	458,753
Trimas Corp.*	12,653	246,607
Twin Disc, Inc.	4,178	162,524
Wabash National Corp.*	34,014	234,697
Watts Water Technologies, Inc., Class A	14,943	470,555
Xerium Technologies, Inc.* (a)	5,573	57,736

		17,146,760

Marine 0.1%
Baltic Trading Ltd. (a)	7,735	43,007
Eagle Bulk Shipping, Inc.* (a)	29,155	45,190
Excel Maritime Carriers Ltd.* (a)	23,151	65,749
Genco Shipping & Trading Ltd.* (a)	14,606	131,454
International Shipholding Corp.	2,485	50,545
Ultrapetrol Bahamas Ltd.* (a)	10,181	30,237

		366,182

Media 1.3%
AH Belo Corp., Class A	9,430	47,150
Arbitron, Inc.	13,352	530,475
Belo Corp., Class A	45,956	291,361
Central European Media Enterprises Ltd., Class A* (a)	18,213	201,071
Cinemark Holdings, Inc.	45,822	947,141
Crown Media Holdings, Inc., Class A* (a)	16,993	26,849
Cumulus Media, Inc., Class A*	17,841	53,701
DG FastChannel, Inc.*	13,572	252,982
E.W. Scripps Co. (The), Class A*	16,870	140,696
Entercom Communications Corp., Class A*	12,153	79,724
Entravision Communications Corp., Class A*	23,404	38,617
Fisher Communications, Inc.*	4,342	126,092
Global Sources Ltd.*	5,589	40,744
Gray Television, Inc.*	24,815	47,148
Harte-Hanks, Inc.	21,943	192,659

Common Stocks (continued)

	Shares	Market Value

Media (continued)
interCLICK, Inc.*	9,754	$72,180
Journal Communications, Inc., Class A*	21,633	83,503
Knology, Inc.*	14,813	212,270
LIN TV Corp., Class A*	13,903	43,377
Lions Gate Entertainment Corp.*	22,274	183,092
Live Nation Entertainment, Inc.*	69,447	652,107
Martha Stewart Living Omnimedia, Class A* (a)	12,717	49,215
McClatchy Co. (The), Class A* (a)	29,247	45,918
MDC Partners, Inc., Class A	12,394	208,715
Meredith Corp. (a)	17,883	479,801
National CineMedia, Inc.	27,356	331,008
New York Times Co. (The), Class A*	67,633	515,363
Nexstar Broadcasting Group, Inc., Class A*	5,160	46,956
Outdoor Channel Holdings, Inc.*	6,706	50,094
ReachLocal, Inc.*	5,131	51,361
Rentrak Corp.*	4,560	62,290
Saga Communications, Inc., Class A*	1,674	62,775
Scholastic Corp.	13,151	353,104
Sinclair Broadcast Group, Inc., Class A	25,067	240,142
Valassis Communications, Inc.*	24,177	472,177
Value Line, Inc.	396	4,994
Westwood One, Inc., Class A* (a)	1,944	8,495
World Wrestling Entertainment, Inc., Class A (a)	13,513	142,022

		7,387,369

Metals & Mining 1.5%
AM Castle & Co.*	8,214	112,450
AMCOL International Corp.	12,076	364,574
Century Aluminum Co.*	25,584	285,517
Coeur d’Alene Mines Corp.*	44,125	1,128,276
General Moly, Inc.* (a)	33,305	114,569
Globe Specialty Metals, Inc.	30,984	516,503
Gold Resource Corp. (a)	14,029	315,653
Golden Minerals Co.* (a)	13,730	96,247
Golden Star Resources Ltd.* (a)	128,190	255,098
Handy & Harman Ltd.*	2,703	32,436
Haynes International, Inc.	6,037	353,104
Hecla Mining Co.*	137,600	862,752
Horsehead Holding Corp.*	21,558	187,123
Jaguar Mining, Inc.* (a)	41,760	217,152
Kaiser Aluminum Corp.	7,958	369,729
Materion Corp.*	10,095	266,912
Metals USA Holdings Corp.*	5,859	63,805
Midway Gold Corp.* (a)	42,270	88,767
Noranda Aluminum Holding Corp.*	11,237	104,055
Olympic Steel, Inc.	4,535	92,741
Paramount Gold and Silver Corp.* (a)	57,878	153,956
Revett Minerals, Inc.* (a)	12,484	52,558
RTI International Metals, Inc.*	14,973	395,137
Stillwater Mining Co.*	50,700	575,952
SunCoke Energy, Inc.* (a)	6,377	80,478

2011 Annual Report	133

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Thompson Creek Metals Co., Inc.*	75,163	$535,912
Universal Stainless & Alloy*	3,491	131,436
US Energy Corp. Wyoming*	10,934	34,223
US Gold Corp.* (a)	52,242	237,179
Vista Gold Corp.* (a)	34,948	126,162
Worthington Industries, Inc.	28,258	488,298

		8,638,754

Multiline Retail 0.3%
99 Cents Only Stores*	23,254	506,937
Bon-Ton Stores, Inc. (The) (a)	5,679	29,985
Fred’s, Inc., Class A	19,405	236,547
Gordmans Stores, Inc.*	2,539	35,495
Saks, Inc.* (a)	56,897	601,401
Tuesday Morning Corp.*	21,341	77,255

		1,487,620

Multi-Utilities 0.4%
Avista Corp.	28,388	722,475
Black Hills Corp.	19,375	653,131
CH Energy Group, Inc.	7,653	422,522
NorthWestern Corp.	17,885	616,138

		2,414,266

Oil, Gas & Consumable Fuels 4.7%
Abraxas Petroleum Corp.* (a)	40,618	158,410
Alon USA Energy, Inc.	5,246	39,870
Amyris, Inc.* (a)	8,774	179,867
Apco Oil and Gas International, Inc.	4,498	373,334
Approach Resources, Inc.* (a)	11,075	270,341
ATP Oil & Gas Corp.* (a)	22,084	232,986
Berry Petroleum Co., Class A	25,412	877,985
Bill Barrett Corp.*	23,287	968,739
BPZ Resources, Inc.* (a)	50,496	150,983
Callon Petroleum Co.*	19,376	91,261
CAMAC Energy, Inc.*	28,773	31,938
Carrizo Oil & Gas, Inc.*	19,288	524,634
Cheniere Energy, Inc.* (a)	41,084	470,823
Clayton Williams Energy, Inc.*	2,913	190,335
Clean Energy Fuels Corp.* (a)	24,531	289,956
Cloud Peak Energy, Inc.*	30,004	688,592
Comstock Resources, Inc.*	23,607	430,592
Contango Oil & Gas Co.*	6,024	387,584
Crimson Exploration, Inc.* (a)	10,408	31,016
Crosstex Energy, Inc.	20,075	261,577
CVR Energy, Inc.*	43,268	1,071,316
Delek US Holdings, Inc.	6,995	101,288
DHT Holdings, Inc.	32,344	51,750
Endeavour International Corp.* (a)	18,338	170,177
Energy Partners Ltd.*	14,318	205,320
Energy XXI Bermuda Ltd.*	37,257	1,094,238
Evolution Petroleum Corp.*	8,068	55,750
Frontline Ltd. (a)	25,606	133,151

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
FX Energy, Inc.*	25,769	$152,552
Gastar Exploration Ltd.*	28,617	105,883
General Maritime Corp. (a)	53,887	14,011
GeoResources, Inc.*	9,906	262,905
Gevo, Inc.* (a)	2,788	20,715
GMX Resources, Inc.* (a)	30,289	75,722
Golar LNG Ltd. (a)	19,650	794,449
Goodrich Petroleum Corp.* (a)	12,842	203,546
Green Plains Renewable Energy, Inc.*	10,171	106,389
Gulfport Energy Corp.*	20,539	639,584
Hallador Energy Co.	2,167	20,586
Harvest Natural Resources, Inc.* (a)	16,781	179,053
Houston American Energy Corp. (a)	8,131	127,331
Hyperdynamics Corp.* (a)	76,968	377,143
Isramco, Inc.* (a)	497	42,161
James River Coal Co.* (a)	17,596	182,119
KiOR, Inc., Class A* (a)	5,455	90,171
Knightsbridge Tankers Ltd. (a)	10,860	183,317
Kodiak Oil & Gas Corp.* (a)	102,997	711,709
L&L Energy, Inc.* (a)	10,415	28,225
Magnum Hunter Resources Corp.* (a)	55,126	248,067
McMoRan Exploration Co.*	48,372	589,171
Miller Energy Resources, Inc.* (a)	14,709	42,215
Nordic American Tankers Ltd. (a)	23,464	338,351
Northern Oil and Gas, Inc.* (a)	31,095	751,566
Oasis Petroleum, Inc.*	29,323	860,337
Overseas Shipholding Group, Inc. (a)	13,215	164,923
Panhandle Oil and Gas, Inc., Class A	3,415	113,788
Patriot Coal Corp.*	44,901	563,957
Penn Virginia Corp.	22,594	137,597
Petrocorp, Inc. (b)	1,500	0
Petroleum Development Corp.*	11,629	303,633
PetroQuest Energy, Inc.* (a)	27,708	201,991
Rentech, Inc.*	102,386	164,841
Resolute Energy Corp.* (a)	22,806	296,478
REX American Resources Corp.*	2,726	49,722
Rex Energy Corp.* (a)	17,244	266,937
Rosetta Resources, Inc.*	26,108	1,157,629
Scorpio Tankers, Inc.*	12,507	79,920
SemGroup Corp., Class A*	20,521	574,178
Ship Finance International Ltd. (a)	22,426	320,916
Solazyme, Inc.* (a)	5,556	56,505
Stone Energy Corp.*	24,093	585,219
Swift Energy Co.*	20,890	639,652
Syntroleum Corp.*	42,419	35,632
Targa Resources Corp.	8,156	275,183
Teekay Tankers Ltd., Class A (a)	20,969	103,587
Triangle Petroleum Corp.* (a)	21,221	119,686
Uranerz Energy Corp.* (a)	30,907	70,468
Uranium Energy Corp.* (a)	36,782	123,588
Uranium Resources, Inc.* (a)	47,346	56,815
Ur-Energy, Inc.* (a)	48,979	63,183
USEC, Inc.* (a)	57,377	120,492

134	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
VAALCO Energy, Inc.*	25,178	$171,462
Venoco, Inc.*	14,654	142,730
Voyager Oil & Gas, Inc.* (a)	22,304	61,559
W&T Offshore, Inc.	17,283	340,302
Warren Resources, Inc.*	35,057	109,728
Western Refining, Inc.* (a)	26,128	417,525
Westmoreland Coal Co.*	4,960	54,610
World Fuel Services Corp.	34,965	1,393,355
Zion Oil & Gas, Inc.* (a)	15,694	45,670

		26,064,552

Paper & Forest Products 0.6%
Buckeye Technologies, Inc.	19,637	593,823
Clearwater Paper Corp.*	11,411	378,046
Deltic Timber Corp.	5,355	362,480
KapStone Paper and Packaging Corp.*	19,337	317,127
Louisiana-Pacific Corp.*	65,563	435,994
Neenah Paper, Inc.	7,379	121,753
P.H. Glatfelter Co.	22,824	342,360
Schweitzer-Mauduit International, Inc.	7,931	557,708
Verso Paper Corp.* (a)	8,140	14,896
Wausau Paper Corp.	24,337	182,528

		3,306,715

Personal Products 0.5%
Elizabeth Arden, Inc.*	12,115	415,302
Female Health Co. (The) (a)	9,441	42,957
Inter Parfums, Inc.	7,987	147,280
Medifast, Inc.* (a)	6,838	112,417
Nature’s Sunshine Products, Inc.* (a)	5,506	95,584
Nu Skin Enterprises, Inc., Class A	27,058	1,367,241
Nutraceutical International Corp.*	4,293	59,243
Prestige Brands Holdings, Inc.*	24,862	263,040
Revlon, Inc., Class A*	5,422	79,866
Schiff Nutrition International, Inc.*	5,990	73,198
Synutra International, Inc.* (a)	8,335	55,428
USANA Health Sciences, Inc.* (a)	3,370	116,602

		2,828,158

Pharmaceuticals 1.7%
Acura Pharmaceuticals, Inc.* (a)	5,593	24,833
Aegerion Pharmaceuticals, Inc.*	4,584	60,005
Akorn, Inc.*	27,726	249,257
Ampio Pharmaceuticals, Inc.* (a)	9,823	69,842
Auxilium Pharmaceuticals, Inc.*	23,721	369,099
AVANIR Pharmaceuticals, Inc., Class A* (a)	61,503	183,894
Cadence Pharmaceuticals, Inc.* (a)	18,803	109,621
Columbia Laboratories, Inc.*	30,565	77,329
Corcept Therapeutics, Inc.*	20,647	65,451
Cornerstone Therapeutics, Inc.*	3,832	23,490
Depomed, Inc.*	26,528	118,845
Durect Corp.*	40,966	65,136
Endocyte, Inc.*	8,493	82,467

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Hi-Tech Pharmacal Co., Inc.*	5,115	$181,685
Impax Laboratories, Inc.*	32,136	607,692
ISTA Pharmaceuticals, Inc.*	15,800	65,412
Jazz Pharmaceuticals, Inc.*	10,864	423,261
K-V Pharmaceutical Co., Class A* (a)	26,440	29,348
Lannett Co., Inc.*	7,653	31,301
MAP Pharmaceuticals, Inc.*	10,806	159,713
Medicines Co. (The)*	26,693	499,693
Medicis Pharmaceutical Corp., Class A	30,481	1,167,117
Nektar Therapeutics*	56,626	306,913
Neostem, Inc.* (a)	20,821	13,950
Obagi Medical Products, Inc.*	9,147	86,348
Optimer Pharmaceuticals, Inc.* (a)	22,946	327,439
Pacira Pharmaceuticals, Inc.*	2,586	25,291
Pain Therapeutics, Inc.* (a)	18,230	81,124
Par Pharmaceutical Cos., Inc.*	17,812	545,047
Pernix Therapeutics Holdings, Inc.*	1,875	20,063
Pozen, Inc.*	13,639	34,779
Questcor Pharmaceuticals, Inc.*	26,167	1,062,642
Sagent Pharmaceuticals, Inc.* (a)	3,342	85,388
Salix Pharmaceuticals Ltd.*	28,775	985,688
Santarus, Inc.*	25,271	77,077
Sucampo Pharmaceuticals, Inc., Class A*	6,154	27,078
Transcept Pharmaceuticals, Inc.* (a)	2,240	19,533
ViroPharma, Inc.*	34,831	704,979
Vivus, Inc.* (a)	44,019	415,099
XenoPort, Inc.*	17,443	106,402

		9,589,331

Professional Services 1.5%
Acacia Research Corp.*	21,058	838,951
Advisory Board Co. (The)*	7,798	477,627
Barrett Business Services, Inc.	3,589	56,957
CBIZ, Inc.*	19,363	122,568
CDI Corp.	6,369	83,625
Corporate Executive Board Co. (The)	17,016	622,615
CoStar Group, Inc.*	12,461	766,725
CRA International, Inc.*	5,316	102,705
Dolan Co. (The)*	14,941	130,734
Exponent, Inc.*	6,920	333,406
Franklin Covey Co.*	6,717	64,752
FTI Consulting, Inc.*	20,730	816,969
GP Strategies Corp.*	7,311	86,416
Heidrick & Struggles International, Inc.	8,789	173,846
Hill International, Inc.*	11,908	66,685
Hudson Highland Group, Inc.*	16,557	76,659
Huron Consulting Group, Inc.*	10,988	395,678
ICF International, Inc.*	9,693	226,622
Insperity, Inc.	11,352	292,655
Kelly Services, Inc., Class A	13,077	213,809
Kforce, Inc.*	16,681	212,850
Korn/Ferry International*	23,282	371,814
Mistras Group, Inc.*	7,267	158,421

2011 Annual Report	135

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Navigant Consulting, Inc.*	25,516	$289,096
Odyssey Marine Exploration, Inc.* (a)	35,808	102,053
On Assignment, Inc.*	18,235	196,756
Pendrell Corp.*	75,250	186,620
Resources Connection, Inc.	22,949	254,504
RPX Corp.*	4,742	73,786
School Specialty, Inc.*	8,206	62,776
TrueBlue, Inc.*	21,942	290,073
VSE Corp.	1,954	47,521

		8,196,274

Real Estate Investment Trusts (REITs) 8.4%
Acadia Realty Trust	20,026	$414,939
AG Mortgage Investment Trust, Inc.	3,036	55,073
Agree Realty Corp.	4,806	114,912
Alexander’s, Inc.	1,021	442,808
American Assets Trust, Inc.	15,964	323,590
American Campus Communities, Inc.	33,569	1,306,841
American Capital Mortgage Investment Corp.	4,059	73,793
Anworth Mortgage Asset Corp.	63,346	408,582
Apollo Commercial Real Estate Finance, Inc.	9,837	137,816
ARMOUR Residential REIT, Inc. (a)	36,200	258,830
Ashford Hospitality Trust, Inc.	25,826	229,851
Associated Estates Realty Corp.	20,520	348,430
BioMed Realty Trust, Inc.	64,858	1,174,578
Campus Crest Communities, Inc.	15,156	173,233
CapLease, Inc.	33,452	130,797
Capstead Mortgage Corp.	41,893	507,743
CBL & Associates Properties, Inc.	73,516	1,130,676
Cedar Shopping Centers, Inc.	27,682	101,593
Chatham Lodging Trust	6,871	77,299
Chesapeake Lodging Trust	15,865	237,023
Cogdell Spencer, Inc.	20,588	83,176
Colonial Properties Trust	41,169	834,907
Colony Financial, Inc.	16,175	237,287
Coresite Realty Corp.	9,813	163,386
Cousins Properties, Inc.	43,081	282,611
CreXus Investment Corp.	28,431	271,800
CubeSmart	49,345	484,074
CYS Investments, Inc. (a)	40,778	517,065
DCT Industrial Trust, Inc.	120,927	599,798
DiamondRock Hospitality Co.	83,086	751,928
DuPont Fabros Technology, Inc.	28,991	602,723
Dynex Capital, Inc.	19,712	172,677
EastGroup Properties, Inc.	13,329	581,278
Education Realty Trust, Inc.	35,757	330,752
Entertainment Properties Trust	23,068	1,033,446
Equity Lifestyle Properties, Inc.	15,224	1,006,763
Equity One, Inc.	26,916	461,609
Excel Trust, Inc.	15,053	158,207
Extra Space Storage, Inc.	46,384	1,045,032

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
FelCor Lodging Trust, Inc.*	61,833	$186,117
First Industrial Realty Trust, Inc.*	42,909	422,654
First Potomac Realty Trust	24,779	352,110
Franklin Street Properties Corp.	35,110	445,897
Getty Realty Corp.	12,858	204,957
Gladstone Commercial Corp. (a)	5,154	86,742
Glimcher Realty Trust	53,261	487,871
Government Properties Income Trust	17,623	414,669
Hatteras Financial Corp.	36,960	949,872
Healthcare Realty Trust, Inc.	38,456	726,434
Hersha Hospitality Trust	69,815	307,884
Highwoods Properties, Inc.	33,246	1,029,961
Home Properties, Inc.	23,729	1,397,638
Hudson Pacific Properties, Inc.	10,729	143,339
Inland Real Estate Corp.	38,378	287,835
Invesco Mortgage Capital, Inc.	57,271	903,736
Investors Real Estate Trust (a)	39,825	295,103
iStar Financial, Inc.* (a)	45,766	310,751
Kilroy Realty Corp.	28,942	1,061,882
Kite Realty Group Trust	27,191	112,299
LaSalle Hotel Properties	42,181	1,008,548
Lexington Realty Trust	59,584	468,330
LTC Properties, Inc.	15,095	428,094
Medical Properties Trust, Inc.	55,119	556,702
MFA Financial, Inc.	177,026	1,194,926
Mid-America Apartment Communities, Inc.	18,172	1,133,933
Mission West Properties, Inc.	8,523	66,309
Monmouth Real Estate Investment Corp., Class A	17,098	143,623
MPG Office Trust, Inc.* (a)	24,912	59,540
National Health Investors, Inc.	12,053	538,649
National Retail Properties, Inc.	47,198	1,286,146
Newcastle Investment Corp.	51,453	236,169
NorthStar Realty Finance Corp.	47,224	186,535
Omega Healthcare Investors, Inc.	50,302	893,364
One Liberty Properties, Inc.	5,439	88,438
Parkway Properties, Inc.	10,773	138,433
Pebblebrook Hotel Trust	25,219	479,918
Pennsylvania Real Estate Investment Trust	27,579	282,961
Pennymac Mortgage Investment Trust	13,571	232,064
Post Properties, Inc.	24,598	1,010,486
Potlatch Corp.	19,858	644,988
PS Business Parks, Inc.	9,215	490,514
RAIT Financial Trust (a)	19,140	99,528
Ramco-Gershenson Properties Trust	19,062	183,948
Redwood Trust, Inc.	38,844	451,367
Resource Capital Corp.	35,339	189,770
Retail Opportunity Investments Corp.	20,764	236,710
RLJ Lodging Trust	13,661	202,456
Sabra Health Care REIT, Inc.	18,220	187,119
Saul Centers, Inc.	3,658	131,103
Sovran Self Storage, Inc.	13,766	608,457

136	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc.	7,709	$82,795
Starwood Property Trust, Inc.	46,101	866,238
Strategic Hotels & Resorts, Inc.*	86,702	493,334
Summit Hotel Properties, Inc.	12,674	102,279
Sun Communities, Inc.	10,542	401,439
Sunstone Hotel Investors, Inc.*	58,602	407,284
Tanger Factory Outlet Centers	42,531	1,197,673
Terreno Realty Corp.	4,373	54,444
Two Harbors Investment Corp.	69,573	650,508
UMH Properties, Inc.	5,132	51,525
Universal Health Realty Income Trust	5,879	223,226
Urstadt Biddle Properties, Inc., Class A	11,362	202,698
Washington Real Estate Investment Trust	32,670	946,123
Whitestone REIT, Class B (a)	3,425	40,073
Winthrop Realty Trust	14,069	127,324

		47,100,768

Real Estate Management & Development 0.1%
Avatar Holdings, Inc.*	4,532	43,054
Consolidated-Tomoka Land Co.	2,020	60,499
Forestar Group, Inc.*	17,533	227,929
Kennedy-Wilson Holdings, Inc. (a)	11,726	145,637
Tejon Ranch Co.*	7,057	183,411

		660,530

Road & Rail 1.2%
Amerco, Inc.*	4,304	325,856
Arkansas Best Corp.	12,564	258,818
Avis Budget Group, Inc.*	51,654	728,321
Celadon Group, Inc.	9,849	108,437
Covenant Transport Group, Inc., Class A*	3,932	12,622
Dollar Thrifty Automotive Group, Inc.*	14,264	870,675
Genesee & Wyoming, Inc., Class A*	19,545	1,157,259
Heartland Express, Inc.	25,074	336,242
Knight Transportation, Inc.	30,338	461,138
Marten Transport Ltd.	7,611	134,791
Old Dominion Freight Line, Inc.*	23,373	854,751
Patriot Transportation Holding, Inc.*	3,085	70,955
Quality Distribution, Inc.*	7,453	83,995
RailAmerica, Inc.*	10,555	144,287
Roadrunner Transportation Systems, Inc.*	4,517	75,389
Saia, Inc.*	7,862	104,958
Swift Transportation Co.* (a)	39,277	349,565
Universal Truckload Services, Inc.	2,461	38,195
Werner Enterprises, Inc.	21,580	511,446
Zipcar, Inc.* (a)	5,078	103,845

		6,731,545

Semiconductors & Semiconductor Equipment 3.8%
Advanced Analogic Technologies, Inc.*	21,191	92,393
Advanced Energy Industries, Inc.*	21,550	201,277
Alpha & Omega Semiconductor Ltd.*	6,874	58,085
Amkor Technology, Inc.* (a)	52,384	253,539

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Amtech Systems, Inc.*	4,540	$46,399
Anadigics, Inc.*	33,664	88,536
Applied Micro Circuits Corp.*	31,399	211,629
ATMI, Inc.*	15,632	318,893
Axcelis Technologies, Inc.*	50,354	70,496
AXT, Inc.*	15,742	73,987
Brooks Automation, Inc.	32,707	341,788
Cabot Microelectronics Corp.*	11,645	448,565
Cavium, Inc.*	23,864	780,114
Ceva, Inc.*	11,398	354,136
Cirrus Logic, Inc.*	32,610	542,630
Cohu, Inc.	11,774	130,574
CSR PLC, ADR-UK*	3,403	38,523
Cymer, Inc.*	15,036	653,314
Diodes, Inc.*	17,502	391,520
DSP Group, Inc.*	10,734	66,336
Entegris, Inc.*	66,564	596,414
Entropic Communications, Inc.* (a)	42,466	247,152
Exar Corp.*	17,928	109,540
FormFactor, Inc.*	25,036	149,715
FSI International, Inc.*	18,719	46,236
GSI Technology, Inc.*	9,979	48,897
GT Advanced Technologies, Inc.* (a)	61,952	508,006
Hittite Microwave Corp.*	15,461	813,249
Inphi Corp.*	10,127	111,802
Integrated Device Technology, Inc.*	73,435	446,485
Integrated Silicon Solution, Inc.*	13,089	120,550
IXYS Corp.*	11,907	162,769
Kopin Corp.*	31,723	128,478
Kulicke & Soffa Industries, Inc.*	35,649	344,013
Lattice Semiconductor Corp.*	58,319	369,159
LTX-Credence Corp.*	24,430	154,642
MaxLinear, Inc., Class A*	7,549	43,935
Micrel, Inc.	24,962	275,081
Microsemi Corp.*	42,587	786,156
Mindspeed Technologies, Inc.*	16,494	91,707
MIPS Technologies, Inc.*	26,104	143,311
MKS Instruments, Inc.	25,905	690,109
Monolithic Power Systems, Inc.*	14,809	184,520
MoSys, Inc.*	16,450	63,662
Nanometrics, Inc.*	9,940	167,787
Netlogic Microsystems, Inc.*	33,687	1,657,400
NVE Corp.*	2,350	129,297
OmniVision Technologies, Inc.*	28,529	465,308
PDF Solutions, Inc.*	10,935	56,534
Pericom Semiconductor Corp.*	12,256	104,054
Photronics, Inc.*	29,064	182,231
PLX Technology, Inc.* (a)	22,231	72,251
Power Integrations, Inc.	14,290	509,153
Rambus, Inc.*	48,369	857,582
RF Micro Devices, Inc.*	136,136	999,238
Rubicon Technology, Inc.* (a)	8,671	90,352
Rudolph Technologies, Inc.*	15,578	114,810

2011 Annual Report	137

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.*	32,166	$785,494
Sigma Designs, Inc.*	15,671	130,696
Silicon Image, Inc.*	39,344	253,375
Spansion, Inc., Class A*	24,917	256,396
Standard Microsystems Corp.*	11,365	281,397
STR Holdings, Inc.* (a)	15,022	128,438
Supertex, Inc.*	5,435	100,330
Tessera Technologies, Inc.*	25,319	348,643
TriQuint Semiconductor, Inc.*	81,447	433,298
Ultra Clean Holdings, Inc.*	10,690	58,581
Ultratech, Inc.*	12,447	271,345
Veeco Instruments, Inc.* (a)	20,074	535,775
Volterra Semiconductor Corp.*	12,152	288,002

		21,076,089

Software 4.3%
Accelrys, Inc.*	27,289	180,926
ACI Worldwide, Inc.*	16,430	503,908
Actuate Corp.*	17,675	114,888
Advent Software, Inc.*	16,278	446,017
American Software, Inc., Class A	11,358	88,820
Aspen Technology, Inc.*	41,666	722,488
Blackbaud, Inc.	21,902	613,913
Bottomline Technologies, Inc.*	17,603	427,577
BroadSoft, Inc.* (a)	11,164	401,904
Callidus Software, Inc.*	14,990	84,843
CommVault Systems, Inc.*	21,709	924,369
Concur Technologies, Inc.*	22,020	1,024,370
Convio, Inc.*	5,653	54,212
Deltek, Inc.*	11,056	81,372
DemandTec, Inc.*	15,922	120,370
Digimarc Corp.*	3,062	81,909
Ebix, Inc.* (a)	14,262	244,023
Ellie Mae, Inc.*	4,326	22,063
EPIQ Systems, Inc.	15,477	220,702
ePlus, Inc.*	1,886	51,224
Fair Isaac Corp.	19,603	536,142
FalconStor Software, Inc.*	15,457	52,399
Glu Mobile, Inc.* (a)	23,073	69,911
Guidance Software, Inc.*	6,899	41,463
Interactive Intelligence Group*	7,041	195,388
JDA Software Group, Inc.*	20,802	662,960
Kenexa Corp.*	13,070	298,911
Magma Design Automation, Inc.*	33,057	174,541
Manhattan Associates, Inc.*	10,123	428,709
Mentor Graphics Corp.*	47,354	537,941
MicroStrategy, Inc., Class A*	3,929	517,724
Monotype Imaging Holdings, Inc.*	17,664	239,701
Motricity, Inc.* (a)	18,954	33,359
Netscout Systems, Inc.*	18,492	303,084
NetSuite, Inc.*	13,495	513,350
Opnet Technologies, Inc.	7,127	311,735
Parametric Technology Corp.*	58,765	1,224,075

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Pegasystems, Inc. (a)	8,244	$311,541
Progress Software Corp.*	33,018	695,359
PROS Holdings, Inc.*	10,608	168,243
QAD, Inc., Class A*	3,101	35,848
QLIK Technologies, Inc.*	34,687	991,008
Quest Software, Inc.*	30,119	529,793
RealD, Inc.* (a)	20,351	227,321
RealPage, Inc.*	15,028	395,988
Rosetta Stone, Inc.* (a)	5,227	51,904
S1 Corp.*	26,427	257,135
Seachange International, Inc.*	13,000	109,720
Smith Micro Software, Inc.*	16,580	19,399
SolarWinds, Inc.*	28,076	810,273
Sourcefire, Inc.* (a)	14,078	387,849
SRS Labs, Inc.*	5,674	39,888
SS&C Technologies Holdings, Inc.*	12,497	198,202
SuccessFactors, Inc.*	41,143	1,098,518
Synchronoss Technologies, Inc.*	13,091	393,515
Take-Two Interactive Software, Inc.*	36,142	570,321
Taleo Corp., Class A*	20,208	654,739
Tangoe, Inc.*	5,166	69,483
TeleCommunication Systems, Inc., Class A*	23,068	76,124
TeleNav, Inc.* (a)	8,204	70,308
THQ, Inc.*	32,362	68,931
TiVo, Inc.*	58,739	636,143
Tyler Technologies, Inc.*	15,865	500,858
Ultimate Software Group, Inc.*	12,725	765,791
VASCO Data Security International, Inc.*	13,567	112,063
Verint Systems, Inc.*	10,497	312,811
VirnetX Holding Corp.* (a)	20,168	434,620
Wave Systems Corp., Class A* (a)	40,803	106,496
Websense, Inc.*	19,803	353,286

		24,004,769

Specialty Retail 3.3%
Aeropostale, Inc.*	40,029	546,796
America’s Car-Mart, Inc.*	4,173	139,295
Ann, Inc.*	25,654	683,423
Asbury Automotive Group, Inc.*	14,454	269,567
Ascena Retail Group, Inc.*	30,995	895,755
Barnes & Noble, Inc. (a)	14,417	176,897
Bebe Stores, Inc.	19,069	136,915
Big 5 Sporting Goods Corp.	11,041	85,347
Body Central Corp.*	5,788	121,548
Brown Shoe Co., Inc. (a)	20,467	182,361
Buckle, Inc. (The) (a)	13,276	591,579
Build-A-Bear Workshop, Inc.*	8,318	54,483
Cabela’s, Inc.*	21,301	530,821
Casual Male Retail Group, Inc.*	20,711	85,951
Cato Corp. (The), Class A	13,690	350,875
Charming Shoppes, Inc.*	57,422	199,254
Childrens Place Retail Stores, Inc. (The)*	12,858	603,683
Christopher & Banks Corp.	17,167	57,166

138	Annual Report 2011

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Citi Trends, Inc.*	7,367	$91,277
Coldwater Creek, Inc.*	36,245	38,057
Collective Brands, Inc.*	30,498	445,576
Conn’s, Inc.* (a)	6,856	63,144
Cost Plus, Inc.*	9,563	75,452
Destination Maternity Corp.	5,317	88,103
Express, Inc.	27,218	614,855
Finish Line, Inc. (The), Class A	25,511	512,771
Francesca’s Holdings Corp.* (a)	4,973	127,657
Genesco, Inc.*	11,670	687,830
GNC Holdings, Inc., Class A*	11,362	281,209
Group 1 Automotive, Inc.	11,900	542,164
Haverty Furniture Cos., Inc.	9,215	107,078
hhgregg, Inc.* (a)	8,942	114,010
Hibbett Sports, Inc.*	13,487	555,530
HOT Topic, Inc.	22,100	167,076
Jos. A. Bank Clothiers, Inc.*	13,618	727,746
Kirkland’s, Inc.*	8,327	93,595
Lithia Motors, Inc., Class A	10,924	224,707
Lumber Liquidators Holdings, Inc.* (a)	11,457	171,511
MarineMax, Inc.*	11,505	93,651
Men’s Wearhouse, Inc. (The)	25,397	784,259
Monro Muffler Brake, Inc.	15,007	556,610
New York & Co., Inc.*	12,978	34,651
Office Depot, Inc.*	137,655	315,230
OfficeMax, Inc.*	42,622	218,225
Pacific Sunwear of California, Inc.*	22,440	28,050
Penske Automotive Group, Inc.	22,135	451,333
PEP Boys-Manny Moe & Jack	26,057	299,655
Pier 1 Imports, Inc.*	48,382	605,259
Rent-A-Center, Inc.	31,382	1,071,695
Rue21, Inc.* (a)	7,407	197,322
Select Comfort Corp.*	27,546	572,130
Shoe Carnival, Inc.*	4,486	122,423
Sonic Automotive, Inc., Class A	19,920	292,226
Stage Stores, Inc.	15,267	238,623
Stein Mart, Inc.	13,522	98,034
Syms Corp.*	3,134	24,477
Systemax, Inc.*	5,411	81,868
Talbots, Inc.* (a)	34,609	91,022
Teavana Holdings, Inc.* (a)	3,632	83,028
Vitamin Shoppe, Inc.*	12,207	460,326
West Marine, Inc.*	7,464	67,848
Wet Seal, Inc. (The), Class A*	44,720	187,377
Winmark Corp.	1,081	53,650
Zale Corp.*	15,303	56,468
Zumiez, Inc.*	10,517	239,262

		18,765,766

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.*	24,247	923,568
Cherokee, Inc. (a)	4,011	52,705
Columbia Sportswear Co.	6,045	324,858

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
CROCS, Inc.*	42,168	$745,109
Delta Apparel, Inc.*	3,548	63,899
G-III Apparel Group Ltd.*	8,170	230,312
Iconix Brand Group, Inc.*	35,882	644,082
Jones Group, Inc. (The)	43,379	484,543
Kenneth Cole Productions, Inc., Class A*	3,521	37,886
K-Swiss, Inc., Class A*	13,333	59,999
Liz Claiborne, Inc.* (a)	46,921	375,837
Maidenform Brands, Inc.*	11,598	285,079
Movado Group, Inc.	8,562	143,242
Oxford Industries, Inc.	6,362	251,299
Perry Ellis International, Inc.*	6,406	160,791
Quiksilver, Inc.*	64,340	215,539
RG Barry Corp.	4,212	46,795
Skechers U.S.A., Inc., Class A*	18,578	264,922
Steven Madden Ltd.*	18,631	687,484
True Religion Apparel, Inc.*	12,771	433,192
Unifi, Inc.*	6,956	53,909
Vera Bradley, Inc.* (a)	9,822	444,937
Warnaco Group, Inc. (The)*	21,715	1,066,207
Wolverine World Wide, Inc.	24,463	927,882

		8,924,076

Thrifts & Mortgage Finance 1.1%
Apollo Residential Mortgage, Inc.*	4,649	75,825
Astoria Financial Corp.	43,489	360,959
Bank Mutual Corp.	23,900	79,587
BankFinancial Corp.	10,700	85,600
Beneficial Mutual Bancorp, Inc.*	16,595	136,245
Berkshire Hills Bancorp, Inc.	10,473	209,670
BofI Holding, Inc.* (a)	4,237	64,826
Brookline Bancorp, Inc.	29,486	246,503
Charter Financial Corp. (a)	3,279	30,724
Clifton Savings Bancorp, Inc.	4,123	41,972
Dime Community Bancshares, Inc.	15,528	185,094
Doral Financial Corp.*	64,068	76,882
ESB Financial Corp. (a)	6,294	87,172
ESSA Bancorp, Inc.	5,369	59,274
Federal Agricultural Mortgage Corp., Class C	4,855	97,974
First Defiance Financial Corp.*	4,516	64,172
First Financial Holdings, Inc.	8,453	62,975
First PacTrust Bancorp, Inc. (a)	5,345	67,240
Flagstar Bancorp, Inc.*	100,523	78,408
Flushing Financial Corp.	15,626	191,575
Fox Chase Bancorp, Inc.	7,305	92,481
Franklin Financial Corp.*	7,018	78,531
Home Federal Bancorp, Inc.	8,483	85,254
Kearny Financial Corp.	6,798	66,145
Meridian Interstate Bancorp, Inc.*	4,380	57,071
MGIC Investment Corp.*	93,261	248,074
Northwest Bancshares, Inc.	52,609	656,034
OceanFirst Financial Corp.	7,073	92,232

2011 Annual Report	139

Statement of Investments (Continued)

October 31, 2011

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Ocwen Financial Corp.*	36,746	$532,817
Oritani Financial Corp.	25,193	326,501
PMI Group, Inc. (The)* (b)	70,565	22,016
Provident Financial Services, Inc.	30,163	390,611
Provident New York Bancorp	19,111	132,821
Radian Group, Inc.	66,184	155,532
Rockville Financial, Inc.	14,644	147,172
Roma Financial Corp.	3,683	35,615
Territorial Bancorp, Inc.	5,847	114,894
Trustco Bank Corp.	47,009	233,165
United Financial Bancorp, Inc.	7,925	127,910
ViewPoint Financial Group	17,340	223,166
Walker & Dunlop, Inc.*	5,477	69,558
Westfield Financial, Inc.	14,095	100,215
WSFS Financial Corp.	3,216	127,836

		6,418,328

Tobacco 0.2%
Alliance One International, Inc.*	42,519	113,526
Star Scientific, Inc.* (a)	52,997	153,691
Universal Corp.	11,369	486,820
Vector Group Ltd. (a)	23,766	417,569

		1,171,606

Trading Companies & Distributors 1.0%
Aceto Corp.	13,366	84,740
Aircastle Ltd.	28,756	348,810
Applied Industrial Technologies, Inc.	21,006	706,222
Beacon Roofing Supply, Inc.*	22,805	420,296
CAI International, Inc.*	6,035	94,206
DXP Enterprises, Inc.*	4,268	106,615
Essex Rental Corp.* (a)	7,710	21,974
H&E Equipment Services, Inc.*	14,126	154,962
Houston Wire & Cable Co.	8,711	111,240
Interline Brands, Inc.*	16,502	245,880
Kaman Corp.	13,021	432,948
Lawson Products, Inc.	1,644	27,406
RSC Holdings, Inc.*	33,616	328,092
Rush Enterprises, Inc., Class A*	15,995	308,704
SeaCube Container Leasing Ltd.	5,522	76,756
TAL International Group, Inc.	10,924	304,015
Textainer Group Holdings Ltd.	5,672	155,696
Titan Machinery, Inc.*	7,652	178,521
United Rentals, Inc.*	30,778	720,513
Watsco, Inc.	13,881	855,902

		5,683,498

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	10,234	115,542

Water Utilities 0.3%
American States Water Co.	9,248	323,125
Artesian Resources Corp., Class A (a)	2,845	51,779

Common Stocks (continued)

	Shares	Market Value

Water Utilities (continued)
Cadiz, Inc.*	5,735	$55,113
California Water Service Group	20,750	385,327
Connecticut Water Service, Inc.	4,251	113,672
Consolidated Water Co., Ltd.	6,952	64,515
Middlesex Water Co.	7,677	145,479
Pennichuck Corp.	2,157	61,367
SJW Corp.	6,950	161,796
York Water Co. (The)	6,322	107,474

		1,469,647

Wireless Telecommunication Services 0.1%
Leap Wireless International, Inc.*	28,249	196,330
NTELOS Holdings Corp.*	15,051	286,270
Shenandoah Telecommunications Co.	11,775	159,669
USA Mobility, Inc.	11,140	145,600

		787,869

Total Common Stocks (cost $527,653,984)		547,135,860

Warrant 0.0%†

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., exercise price $1.00, expiring 10/14/13* (a)(b)	5,139	0

Total Warrant (cost $ — )		0

Mutual Fund 2.2%

	Shares	Market Value

Money Market Fund 2.2%
Fidelity Institutional Money Market Fund - Institutional Class, 0.19% (c)	12,539,561	12,539,561

Total Mutual Fund (cost $12,539,561)		12,539,561

140	Annual Report 2011

Repurchase Agreement 7.7%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.09%, dated 10/31/11, due 11/01/11, repurchase price $43,145,402, collateralized by a U.S. Government Agency Mortgage Security, 4.50%, maturing 09/20/41 and U.S. Treasury Securities ranging from 0.00% - 4.63%, maturing 02/15/40 - 05/15/40; total market value $44,008,238. (d)	$43,145,294	$43,145,294

Total Repurchase Agreement (cost $43,145,294)		43,145,294

Total Investments (cost $583,338,839) (e) — 107.5%		602,820,715

Liabilities in excess of other assets — (7.5%)		(42,182,889)

NET ASSETS — 100.0%		$560,637,826

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $40,326,547.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of October 31, 2011.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2011 was $43,145,294.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

At October 31, 2011, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
186	Russell 2000 Mini Index	12/16/11	$13,750,980	$938,606

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	141

Statement of Assets and Liabilities

October 31, 2011

Nationwide Small Cap Index Fund
Assets:
Investments, at value (cost $540,193,545)*	$559,675,421
Repurchase agreement, at value and cost	43,145,294

Total Investments	602,820,715

Deposits with broker for futures	1,357,000
Dividends receivable	224,157
Security lending income receivable	109,679
Receivable for investments sold	745,424
Receivable for capital shares issued	152,666
Prepaid expenses	16,978

Total Assets	605,426,619

Liabilities:
Payable for investments purchased	594,154
Payable for capital shares redeemed	486,163
Payable for variation margin on futures contracts	370,795
Payable upon return of securities loaned (Note 2)	43,145,294
Accrued expenses and other payables:
Investment advisory fees	83,674
Fund administration fees	18,774
Distribution fees	30,207
Administrative servicing fees	17,910
Accounting and transfer agent fees	11,239
Trustee fees	912
Custodian fees	3,566
Compliance program costs (Note 3)	604
Professional fees	16,261
Printing fees	3,561
Other	5,679

Total Liabilities	44,788,793

Net Assets	$560,637,826

Represented by:
Capital	$536,460,662
Accumulated undistributed net investment income	766,000
Accumulated net realized gains from investment and futures contracts	2,990,682
Net unrealized appreciation/(depreciation) from investments	19,481,876
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	938,606

Net Assets	$560,637,826

Net Assets:
Class A Shares	$146,164,624
Class B Shares	74,435
Class C Shares	1,351,735
Class R2 Shares	1,249
Institutional Class Shares	413,045,783

Total	$560,637,826

*	Includes value of securities on loan of $40,326,547 (Note 2)

The accompanying notes are an integral part of these financial statements.

142	Annual Report 2011

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,956,432
Class B Shares	6,695
Class C Shares	122,100
Class R2 Shares	111
Institutional Class Shares	36,240,540

Total	49,325,878

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.28
Class B Shares (a)	$11.12
Class C Shares (b)	$11.07
Class R2 Shares	$11.25
Institutional Class Shares	$11.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.97

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	143

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$6,905,177
Income from securities lending (Note 2)	820,987
Other income	10,401
Foreign tax withholding	(3,088)

Total Income	7,733,477

EXPENSES:
Investment advisory fees	1,088,919
Fund administration fees	215,794
Distribution fees Class A	430,697
Distribution fees Class B	917
Distribution fees Class C	12,355
Distribution fees Class R2	7
Administrative servicing fees Class A	250,233
Registration and filing fees	58,460
Professional fees	34,115
Printing fees	2,300
Trustee fees	16,682
Custodian fees	22,013
Accounting and transfer agent fees	66,818
Compliance program costs (Note 3)	826
Other	23,516

Total expenses before earnings credit and fees waived	2,223,652

Earnings credit (Note 6)	(683)
Investment advisory fees waived (Note 3)	(66,593)

Net Expenses	2,156,376

NET INVESTMENT INCOME	5,577,101

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	27,899,321
Net realized gains from futures transactions (Note 2)	964,167

Net realized gains from investment and futures transactions	28,863,488

Net change in unrealized appreciation/(depreciation) from investments	1,469,684
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	419,262

Net change in unrealized appreciation/(depreciation) from investments and futures	1,888,946

Net realized/unrealized gains from investments and futures transactions	30,752,434

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,329,535

The accompanying notes are an integral part of these financial statements.

144	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$5,577,101	$4,326,640
Net realized gains/(losses) from investment and futures transactions	28,863,488	(278,951)
Net change in unrealized appreciation from investments and futures	1,888,946	95,694,527

Change in net assets resulting from operations	36,329,535	99,742,216

Distributions to Shareholders From:
Net investment income:
Class A	(1,005,089)	(1,259,751)
Class B	(214)	(675)
Class C	(2,902)	(3,247)
Class R2	(6)	(8)
Institutional Class	(3,670,643)	(3,394,728)

Change in net assets from shareholder distributions	(4,678,854)	(4,658,409)

Change in net assets from capital transactions	41,376,356	25,071,151

Change in net assets	73,027,037	120,154,958

Net Assets:
Beginning of year	487,610,789	367,455,831

End of year	$560,637,826	$487,610,789

Accumulated undistributed net investment income at end of year	$766,000	$337,790

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$33,103,722	$45,134,341
Dividends reinvested	964,160	1,214,617
Cost of shares redeemed	(72,140,949)	(30,670,420)

Total Class A	(38,073,067)	15,678,538

Class B Shares
Proceeds from shares issued	3,178	314
Dividends reinvested	205	661
Cost of shares redeemed	(83,319)	(80,991)

Total Class B	(79,936)	(80,016)

Class C Shares
Proceeds from shares issued	423,115	264,563
Dividends reinvested	2,608	2,602
Cost of shares redeemed	(156,906)	(43,114)

Total Class C	268,817	224,051

Class R2 Shares
Proceeds from shares issued	1	1,000
Dividends reinvested	6	8
Cost of shares redeemed	(1)	(792)

Total Class R2	6	216

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	145

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$128,059,843	$37,306,715
Dividends reinvested	3,670,643	3,394,728
Cost of shares redeemed	(52,469,950)	(31,453,081)

Total Institutional Class	79,260,536	9,248,362

Change in net assets from capital transactions	$41,376,356	$25,071,151

SHARE TRANSACTIONS:
Class A Shares
Issued	2,821,676	4,652,163
Reinvested	82,274	125,233
Redeemed	(5,885,711)	(3,163,583)

Total Class A Shares	(2,981,761)	1,613,813

Class B Shares
Issued	289	35
Reinvested	17	70
Redeemed	(7,233)	(8,789)

Total Class B Shares	(6,927)	(8,684)

Class C Shares
Issued	37,841	28,041
Reinvested	221	276
Redeemed	(13,932)	(4,435)

Total Class C Shares	24,130	23,882

Class R2 Shares
Issued	–	109
Reinvested	1	1
Redeemed	–	(86)

Total Class R2 Shares	1	24

Institutional Class Shares
Issued	10,994,709	3,786,280
Reinvested	311,696	345,590
Redeemed	(4,389,792)	(3,119,429)

Total Institutional Class Shares	6,916,613	1,012,441

Total change in shares	3,952,056	2,641,476

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

146	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%		$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (f)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%		$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%		$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%	)	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%		$124,188,723	0.71%	1.03%	0.75%	19.60%

Class B Shares
Year Ended October 31, 2011 (f)	$10.54	0.02	0.58	0.60	(0.02)	–	(0.02)	–	$11.12	5.69%		$74,435	1.27%	0.18%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%		$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (f)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%		$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%	)	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%		$448,885	1.30%	0.45%	1.34%	19.60%

Class C Shares
Year Ended October 31, 2011 (f)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%		$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%		$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%		$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%	)	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%		$639,822	1.30%	0.42%	1.34%	19.60%

Class R2 Shares(g)
Year Ended October 31, 2011 (f)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%		$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (f)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%		$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%		$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%	)	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007 (h)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%		$1,056	0.68%	0.84%	0.70%	19.60%

Institutional Class Shares
Year Ended October 31, 2011 (f)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%		$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (f)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%		$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%		$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%	)	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%		$320,319,143	0.30%	1.53%	0.33%	19.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	147

Notes to Financial Statements

October 31, 2011

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by a Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2011, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which quotations are not readily available are valued at fair value, in accordance with the procedures described below. U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

148	Annual Report 2011

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of a Fund’s investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value, and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

Bond Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$2,166,479	$—	$2,166,479
Commercial Mortgage Backed Securities	—	26,384,730	—	26,384,730
Corporate Bonds	—	275,130,036	—	275,130,036
Municipal Bonds	—	11,769,485	—	11,769,485
Mutual Fund	67,336,315	—	—	67,336,315
Repurchase Agreement	—	12,752,827	—	12,752,827

2011 Annual Report	149

Notes to Financial Statements (Continued)

October 31, 2011

Asset Type*	Level 1	Level 2	Level 3	Total

Assets (continued)
Sovereign Bonds	$—	$38,190,493	$—	$38,190,493
U.S. Government Mortgage Backed Agencies	—	418,609,787	—	418,609,787
U.S. Government Sponsored & Agency Obligations	—	73,831,930	—	73,831,930
U.S. Treasury Bonds	—	76,810,599	—	76,810,599
U.S. Treasury Notes	—	357,980,414	—	357,980,414
Yankee Dollars	—	7,991,345	—	7,991,345
Total Assets	$67,336,315	$1,301,618,125	$—	$1,368,954,440

International Index

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Aerospace & Defense	$—	$10,329,619	$—	$10,329,619
Air Freight & Logistics	—	4,307,973	—	4,307,973
Airlines	—	2,905,028	—	2,905,028
Auto Components	—	12,803,610	—	12,803,610
Automobiles	—	44,298,794	—	44,298,794
Beverages	—	33,122,044	—	33,122,044
Biotechnology	—	3,465,522	—	3,465,522
Building Products	—	9,227,631	—	9,227,631
Capital Markets	—	27,885,586	—	27,885,586
Chemicals	—	56,245,546	—	56,245,546
Commercial Banks	—	179,624,562	—	179,624,562
Commercial Services & Supplies	—	9,477,815	—	9,477,815
Communications Equipment	—	9,693,634	—	9,693,634
Computers & Peripherals	—	5,429,144	—	5,429,144
Construction & Engineering	—	12,356,424	—	12,356,424
Construction Materials	—	8,609,818	—	8,609,818
Consumer Finance	—	623,411	—	623,411
Containers & Packaging	—	2,512,216	—	2,512,216
Distributors	—	2,263,032	—	2,263,032
Diversified Consumer Services	—	434,472	—	434,472
Diversified Financial Services	—	17,277,550	—	17,277,550
Diversified Telecommunication Services	—	59,062,822	—	59,062,822
Electric Utilities	—	38,331,036	—	38,331,036
Electrical Equipment	—	20,878,378	—	20,878,378
Electronic Equipment, Instruments & Components	—	17,896,282	—	17,896,282
Energy Equipment & Services	—	14,338,042	—	14,338,042
Food & Staples Retailing	—	36,455,901	—	36,455,901
Food Products	—	61,936,627	—	61,936,627
Gas Utilities	—	7,502,892	—	7,502,892
Health Care Equipment & Supplies	—	10,576,329	—	10,576,329
Health Care Providers & Services	—	6,297,259	—	6,297,259
Hotels, Restaurants & Leisure	—	15,254,970	—	15,254,970
Household Durables	—	11,012,383	—	11,012,383
Household Products	—	6,673,534	—	6,673,534
Independent Power Producers & Energy Traders	—	2,568,076	—	2,568,076
Industrial Conglomerates	—	25,022,308	—	25,022,308
Information Technology Services	—	4,295,092	—	4,295,092

150	Annual Report 2011

Asset Type	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Insurance	$—	$68,000,163	$—	$68,000,163
Internet & Catalog Retail	—	1,237,650	—	1,237,650
Internet Software & Services	—	2,112,441	—	2,112,441
Leisure Equipment & Products	—	3,509,779	—	3,509,779
Life Sciences Tools & Services	—	1,016,632	—	1,016,632
Machinery	—	41,402,152	—	41,402,152
Marine	—	4,717,983	—	4,717,983
Media	—	19,290,331	—	19,290,331
Metals & Mining	—	89,267,212	—	89,267,212
Multiline Retail	—	6,087,578	—	6,087,578
Multi-Utilities	—	19,983,846	—	19,983,846
Office Electronics	—	10,132,218	—	10,132,218
Oil, Gas & Consumable Fuels	—	120,496,841	—	120,496,841
Paper & Forest Products	—	4,026,825	—	4,026,825
Personal Products	—	8,078,335	—	8,078,335
Pharmaceuticals	—	121,688,520	—	121,688,520
Professional Services	—	7,738,146	—	7,738,146
Real Estate Investment Trusts (REITs)	—	21,807,627	—	21,807,627
Real Estate Management & Development	—	26,568,683	—	26,568,683
Road & Rail	—	14,947,810	—	14,947,810
Semiconductors & Semiconductor Equipment	—	10,128,214	—	10,128,214
Software	—	14,313,894	—	14,313,894
Specialty Retail	—	13,727,514	—	13,727,514
Textiles, Apparel & Luxury Goods	—	19,649,332	—	19,649,332
Tobacco	—	24,309,652	—	24,309,652
Trading Companies & Distributors	—	18,235,389	—	18,235,389
Transportation Infrastructure	—	6,466,240	—	6,466,240
Water Utilities	—	1,947,862	—	1,947,862
Wireless Telecommunication Services	—	35,751,906	—	35,751,906
Total Common Stocks	$—	$1,527,636,137	$—	$1,527,636,137
Futures Contracts	1,503,845	—	—	1,503,845
Mutual Fund	584,834	—	—	584,834
Preferred Stocks*	—	7,802,831	—	7,802,831
Repurchase Agreement	—	45,471,117	—	45,471,117
Rights*	—	61,856	—	61,856
Total	$2,088,679	$1,580,971,941	$—	$1,583,060,620

Mid Cap Market Index

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Aerospace & Defense	$10,823,433	$—	$—	$10,823,433
Air Freight & Logistics	1,225,122	—	—	1,225,122
Airlines	2,700,430	—	—	2,700,430
Auto Components	10,346,479	—	—	10,346,479
Automobiles	964,505	—	—	964,505
Beverages	5,596,188	—	—	5,596,188
Biotechnology	8,563,967	—	—	8,563,967
Building Products	3,223,526	—	—	3,223,526
Capital Markets	16,730,235	—	—	16,730,235

2011 Annual Report	151

Notes to Financial Statements (Continued)

October 31, 2011

Asset Type	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Chemicals	$24,074,697	$—	$—	$24,074,697
Commercial Banks	29,111,213	—	—	29,111,213
Commercial Services & Supplies	15,222,404	—	—	15,222,404
Communications Equipment	9,958,623	—	—	9,958,623
Computers & Peripherals	5,317,160	—	—	5,317,160
Construction & Engineering	9,796,423	—	—	9,796,423
Construction Materials	2,687,899	—	—	2,687,899
Containers & Packaging	16,190,727	—	—	16,190,727
Distributors	3,483,071	—	—	3,483,071
Diversified Consumer Services	8,137,998	—	—	8,137,998
Diversified Financial Services	3,278,731	—	—	3,278,731
Diversified Telecommunication Services	2,273,354	—	—	2,273,354
Electric Utilities	17,602,570	—	—	17,602,570
Electrical Equipment	16,535,815	—	—	16,535,815
Electronic Equipment, Instruments & Components	19,848,255	—	—	19,848,255
Energy Equipment & Services	25,974,423	—	—	25,974,423
Food & Staples Retailing	1,751,984	—	—	1,751,984
Food Products	20,006,624	—	—	20,006,624
Gas Utilities	16,534,636	—	—	16,534,636
Health Care Equipment & Supplies	26,813,269	—	—	26,813,269
Health Care Providers & Services	31,622,814	—	—	31,622,814
Health Care Technology	2,934,220	—	—	2,934,220
Hotels, Restaurants & Leisure	13,011,158	—	—	13,011,158
Household Durables	12,359,029	—	—	12,359,029
Household Products	9,304,532	—	—	9,304,532
Industrial Conglomerates	2,096,180	—	—	2,096,180
Information Technology Services	26,495,641	—	—	26,495,641
Insurance	36,089,530	—	—	36,089,530
Internet Software & Services	10,173,339	—	—	10,173,339
Leisure Equipment & Products	3,569,399	—	—	3,569,399
Life Sciences Tools & Services	14,595,251	—	—	14,595,251
Machinery	44,251,007	—	—	44,251,007
Marine	4,203,806	—	—	4,203,806
Media	8,401,052	—	—	8,401,052
Metals & Mining	10,962,497	—	—	10,962,497
Multiline Retail	10,170,884	—	—	10,170,884
Multi-Utilities	17,776,920	—	—	17,776,920
Office Electronics	1,570,201	—	—	1,570,201
Oil, Gas & Consumable Fuels	34,312,540	—	—	34,312,540
Paper & Forest Products	3,394,627	—	—	3,394,627
Pharmaceuticals	11,875,757	—	—	11,875,757
Professional Services	8,682,572	—	—	8,682,572
Real Estate Investment Trusts (REITs)	73,125,680	—	—	73,125,680
Real Estate Management & Development	2,288,711	—	—	2,288,711
Road & Rail	12,778,832	—	—	12,778,832
Semiconductors & Semiconductor Equipment	29,805,526	—	—	29,805,526
Software	39,954,241	—	—	39,954,241
Specialty Retail	36,717,198	—	—	36,717,198
Textiles, Apparel & Luxury Goods	18,522,781	—	—	18,522,781
Thrifts & Mortgage Finance	8,759,195	—	—	8,759,195
Tobacco	812,295	—	—	812,295
Trading Companies & Distributors	6,655,252	—	—	6,655,252

152	Annual Report 2011

Asset Type	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Water Utilities	$2,503,853	$—	$—	$2,503,853
Wireless Telecommunication Services	1,738,430	—	—	1,738,430
Total Common Stocks	$886,288,711	$—	$—	$886,288,711
Futures Contracts	801,202	—	—	801,202
Mutual Fund	17,892,457	—	—	17,892,457
Repurchase Agreement	—	19,452,713	—	19,452,713
Total	$904,982,370	$19,452,713	$—	$924,435,083

S&P 500 Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$2,383,078,532	$—	$—	$2,383,078,532
Futures Contracts	939,983	—	—	939,983
Mutual Fund	13,889,882	—	—	13,889,882
Repurchase Agreement	—	10,388,972	—	10,388,972
Total	$2,397,908,397	$10,388,972	$—	$2,408,297,369

Small Cap Index

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Aerospace & Defense	$10,835,014	$—	$—	$10,835,014
Air Freight & Logistics	1,841,595	—	—	1,841,595
Airlines	3,240,878	—	—	3,240,878
Auto Components	4,628,751	—	—	4,628,751
Automobiles	117,664	—	—	117,664
Beverages	1,165,775	—	—	1,165,775
Biotechnology	20,250,561	—	—	20,250,561
Building Products	3,476,084	—	—	3,476,084
Capital Markets	10,972,830	8	—	10,972,838
Chemicals	10,689,309	—	—	10,689,309
Commercial Banks	32,729,727	—	—	32,729,727
Commercial Services & Supplies	14,180,745	—	—	14,180,745
Communications Equipment	12,069,333	—	—	12,069,333
Computers & Peripherals	3,386,105	—	—	3,386,105
Construction & Engineering	4,335,375	—	—	4,335,375
Construction Materials	912,671	—	—	912,671
Consumer Finance	3,964,847	—	—	3,964,847
Containers & Packaging	912,644	—	—	912,644
Distributors	1,025,724	—	—	1,025,724
Diversified Consumer Services	6,956,556	—	—	6,956,556
Diversified Financial Services	2,560,411	—	—	2,560,411
Diversified Telecommunication Services	3,939,385	—	—	3,939,385
Electric Utilities	8,224,982	—	—	8,224,982
Electrical Equipment	7,186,987	—	—	7,186,987
Electronic Equipment, Instruments & Components	13,832,464	—	—	13,832,464
Energy Equipment & Services	11,557,182	—	—	11,557,182

2011 Annual Report	153

Notes to Financial Statements (Continued)

October 31, 2011

Asset Type	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Food & Staples Retailing	$6,049,680	$—	$—	$6,049,680
Food Products	7,969,712	—	—	7,969,712
Gas Utilities	7,483,879	—	—	7,483,879
Health Care Equipment & Supplies	16,733,326	—	—	16,733,326
Health Care Providers & Services	16,280,430	—	—	16,280,430
Health Care Technology	3,044,086	—	—	3,044,086
Hotels, Restaurants & Leisure	14,831,366	—	—	14,831,366
Household Durables	4,261,634	—	—	4,261,634
Household Products	812,185	—	—	812,185
Independent Power Producers & Energy Traders	958,861	—	—	958,861
Industrial Conglomerates	1,345,355	—	—	1,345,355
Information Technology Services	10,672,586	—	—	10,672,586
Insurance	14,507,659	—	—	14,507,659
Internet & Catalog Retail	2,125,039	—	—	2,125,039
Internet Software & Services	10,205,099	—	—	10,205,099
Leisure Equipment & Products	2,179,797	—	—	2,179,797
Life Sciences Tools & Services	2,345,545	—	—	2,345,545
Machinery	17,146,760	—	—	17,146,760
Marine	366,182	—	—	366,182
Media	7,387,369	—	—	7,387,369
Metals & Mining	8,638,754	—	—	8,638,754
Multiline Retail	1,487,620	—	—	1,487,620
Multi-Utilities	2,414,266	—	—	2,414,266
Oil, Gas & Consumable Fuels	26,064,552	—	—	26,064,552
Paper & Forest Products	3,306,715	—	—	3,306,715
Personal Products	2,828,158	—	—	2,828,158
Pharmaceuticals	9,589,331	—	—	9,589,331
Professional Services	8,196,274	—	—	8,196,274
Real Estate Investment Trusts (REITs)	47,100,768	—	—	47,100,768
Real Estate Management & Development	660,530	—	—	660,530
Road & Rail	6,731,545	—	—	6,731,545
Semiconductors & Semiconductor Equipment	21,076,089	—	—	21,076,089
Software	24,004,769	—	—	24,004,769
Specialty Retail	18,765,766	—	—	18,765,766
Textiles, Apparel & Luxury Goods	8,924,076	—	—	8,924,076
Thrifts & Mortgage Finance	6,396,312	22,016	—	6,418,328
Tobacco	1,171,606	—	—	1,171,606
Trading Companies & Distributors	5,683,498	—	—	5,683,498
Transportation Infrastructure	115,542	—	—	115,542
Water Utilities	1,469,647	—	—	1,469,647
Wireless Telecommunication Services	787,869	—	—	787,869
Total Common Stocks	$547,113,836	$22,024	$—	$547,135,860
Futures Contracts	938,606	—	—	938,606
Mutual Fund	12,539,561	—	—	12,539,561
Repurchase Agreement	—	43,145,294	—	43,145,294
Warrant	—	—	—	—
Total	$560,592,003	$43,167,318	$—	$603,759,321

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

154	Annual Report 2011

The following tables provide a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Index

	Common Stocks	Total
Balance as of 10/31/10	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/11	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 10/31/11	$—	$—

Mid Cap Market Index

	Common Stocks	Total
Balance as of 10/31/10	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/11	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 10/31/11	$—	$—

Small Cap Index

	Common Stocks	Total
Balance as of 10/31/10	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/11	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 10/31/11	$—	$—

*	Purchases include all purchases of securities and securities received in corporate actions.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2011, Bond Index had an overdrawn cash balance of $50,426 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the

2011 Annual Report	155

Notes to Financial Statements (Continued)

October 31, 2011

overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 6 below.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. International Index does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

International Index, Mid Cap Index, S&P 500 Index and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

156	Annual Report 2011

The following tables provide a summary of each Fund’s derivative instruments as of October 31, 2011:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2011

International Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,503,845

Total		$1,503,845

Mid Cap Market Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$801,202

Total		$801,202

S&P 500 Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$939,983

Total		$939,983

Small Cap Index

Liabilities:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$938,606

Total		$938,606

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011

International Index

Realized Gain/(Loss):	Fair Value
Futures Contracts
Equity risk	$(824,603)

Total	$(824,603)

Mid Cap Market Index

Realized Gain/(Loss):	Fair Value
Futures Contracts
Equity risk	$4,190,783

Total	$4,190,783

2011 Annual Report	157

Notes to Financial Statements (Continued)

October 31, 2011

S&P 500 Index

Realized Gain/(Loss):	Fair Value
Futures Contracts
Equity risk	$3,441,162

Total	$3,441,162

Small Cap Index

Realized Gain/(Loss):	Fair Value
Futures Contracts
Equity risk	$964,167

Total	$964,167

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended October 31, 2011

International Index

Unrealized Appreciation/(Depreciation):	Fair Value
Futures Contracts
Equity risk	$1,464,540

Total	$1,464,540

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Fair Value
Futures Contracts
Equity risk	$(162,300)

Total	$(162,300)

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Fair Value
Futures Contracts
Equity risk	$287,931

Total	$287,931

Small Cap Index

Unrealized Appreciation/(Depreciation):	Fair Value
Futures Contracts
Equity risk	$419,262

Total	$419,262

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the year ended October 31, 2011.

158	Annual Report 2011

(d)	Repurchase Agreements

The Funds entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements. A Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At October 31, 2011, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index	$226,236,064	$229,327,960	*
International Index	42,171,944	45,471,117
Mid Cap Market Index	18,133,486	19,452,713
S&P 500 Index	9,813,569	10,388,972
Small Cap Index	40,326,547	43,145,294
*	Includes $216,575,133 of collateral in the form of U.S. Government agency securities, interest rates ranging from 0.00% to 9.00% and maturity dates ranging from 11/09/11 to 10/25/51.

2011 Annual Report	159

Notes to Financial Statements (Continued)

October 31, 2011

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index and are declared daily and paid monthly for Bond Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2011 are primarily attributable to adjustments for Passive Foreign Investment Company unreversed inclusions, litigation income, return of capital distributions, forward foreign currency contracts, Real Estate Investment Trusts, and paydowns. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

Each Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Funds undertake an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s taxable years 2008 to 2011 remains subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization

160	Annual Report 2011

Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to file amended Forms 1099. The Modernization Act is effective for taxable years beginning after December 22, 2010.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2011, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%
International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%
Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%
S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%
Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $2,218,343 for the year ended October 31, 2011.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) from exceeding the amounts listed in the table below until February 29, 2012.

2011 Annual Report	161

Notes to Financial Statements (Continued)

October 31, 2011

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.32%
International Index	All Classes	0.37%
Mid Cap Market Index	All Classes	0.32%
S&P 500 Index	All Classes	0.23%
Small Cap Index	All Classes	0.30%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ended October 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of October 31, 2011, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Total
Bond Index	$769,634	$374,133	$—	$1,143,767
International Index	1,078,009	467,030	1	1,545,040
Mid Cap Market Index	626,625	272,836	—	899,461
S&P 500 Index	1,434,213	564,725	—	1,998,938
Small Cap Index	332,402	169,296	—	501,698

Pursuant to the Expense Limitation Agreement, for the year ended October 31, 2011, Bond Index, International Index, Mid Cap Market Index, and S&P 500 Index reimbursed NFA in the amount of $233,334, $259,177, $110,135, and $614,599, respectively. During the year ended October 31, 2011, no amount was reimbursed by Small Cap Index to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2011, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $308,816 for Bond Index, $397,664 for International Index, $166,294 for Mid Cap Market Index, $105,062 for S&P 500 Index, and $66,593 for Small Cap Index, for which NFA shall not be entitled to later seek recoupment.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust,

162	Annual Report 2011

a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2011, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $7,456

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	N/A
International Index	0.25%	1.00%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A
N/A	— Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2011, NFD received commissions of $145,277 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $27,843 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

2011 Annual Report	163

Notes to Financial Statements (Continued)

October 31, 2011

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Institutional Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the year ended October 31, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Bond Index	$243,494
International Index	580,392
Mid Cap Market Index	333,181
S&P 500 Index	1,296,158
Small Cap Index	250,233

As of October 31, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Bond Index	98.82%
International Index	99.41
Mid Cap Market Index	95.99
S&P 500 Index	96.01
Small Cap Index	96.96

4.  Redemption Fees

The Funds assess a 2.00% redemption fee on shares that are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the year ended October 31, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$129
International Index	5
Mid Cap Market Index	83
S&P 500 Index	6,818
Small Cap Index	33

164	Annual Report 2011

For the year ended October 31, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$10
International Index	8
Mid Cap Market Index	356
S&P 500 Index	18,253
Small Cap Index	297

5.  Investment in Affiliated Issuers

Bond Index invests in affiliated issuers. The Fund’s transactions in the shares of affiliated issuers during the year ended October 31, 2011 were as follows:

Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2011
Nationwide Financial Services, Inc.	$70,632	$—	$—	$5,069	$—	$65,040

Amounts designated as “—” are zero or have been rounded to zero.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.10% per year on $90,000,000 effective through July 20, 2011, and 0.08% per year on $90,000,000 effective July 21, 2011. Three other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2011.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended October 31, 2011, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$1,533,270,311	$1,432,286,901
International Index	205,555,254	113,327,021

2011 Annual Report	165

Notes to Financial Statements (Continued)

October 31, 2011

Fund	Purchases	Sales
Mid Cap Market Index	$226,850,739	$292,307,362
S&P 500 Index	101,061,286	183,029,197
Small Cap Index	171,834,273	130,414,639

For the year ended October 31, 2011, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales
Bond Index	$227,894,314	$187,591,143

8.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Other

As of October 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	69.42%	4
International Index	73.15	4
Mid Cap Market Index	57.31	3
S&P 500 Index	71.03	4
Small Cap Index	57.90	3

11.  New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a

166	Annual Report 2011

transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowing. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IRFSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities must disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the sensitivity of the fair value measurement to changes in the unobservable inputs, and the interrelationships between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds financial statement disclosures.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$40,027,114	$—	$40,027,114	$—	$40,027,114
International Index	40,714,033	—	40,714,033	—	40,714,033
Mid Cap Market Index	10,145,753	9,463,173	19,608,926	—	19,608,926
S&P 500 Index	50,389,307	—	50,389,307	—	50,389,307
Small Cap Index	4,678,854	—	4,678,854	—	4,678,854

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2010 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$43,963,332	$—	$43,963,332	$—	$43,963,332
International Index	41,493,635	—	41,493,635	—	41,493,635
Mid Cap Market Index	7,866,340	—	7,866,340	—	7,866,340
S&P 500 Index	32,597,947	—	32,597,947	—	32,597,947
Small Cap Index	4,658,409	—	4,658,409	—	4,658,409

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$2,508,469	$9,634,165	$12,142,634	$(3,311,713)	$—	$74,387,725	$83,218,646
International Index	17,202,700	204,077	17,406,777	—	—	(139,344,541)	(121,937,764)

2011 Annual Report	167

Notes to Financial Statements (Continued)

October 31, 2011

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Mid Cap Market Index	$4,080,912	$63,103,743	$67,184,655	$—	$—	$40,646,600	$107,831,255
S&P 500 Index	5,795,282	15,555,487	21,350,769	—	—	85,050,750	106,401,519
Small Cap Index	905,358	18,547,012	19,452,370	—	—	4,724,794	24,177,164

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax basis distributions payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to tax deferral on wash sales.

As of October 31, 2011, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,294,566,715	$75,654,146	$(1,266,421)	$74,387,725
International Index	1,722,362,318	259,212,987	(400,018,530)	(140,805,543)
Mid Cap Market Index	882,987,281	163,136,567	(122,489,967)	40,646,600
S&P 500 Index	2,322,306,636	500,810,854	(415,760,104)	85,050,750
Small Cap Index	598,095,921	101,348,142	(96,623,348)	4,724,794

For the year ended October 31, 2011, the following Funds utilized prior period capital loss carryforwards.

Fund	Amount
Bond Index	$589,295
International Index	13,998,097
S&P 500 Index	1,579,717
Small Cap Index	19,941,930

168	Annual Report 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 22, 2011

2011 Annual Report	169

Supplemental Information

October 31, 2011 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the taxable year ended October 31, 2011, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	83.59%
S&P 500 Index	100.00%
Small Cap Index	60.51%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Mid Cap Market Index	$9,463,173

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2011, the foreign source income for each Fund was as follows:

Fund	Amount
International Index	$56,470,310

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2011, the foreign tax credit for each Fund was as follows:

Fund	Amount
International Index	$4,303,815

170	Annual Report 2011

Management Information

October 31, 2011

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2011 Annual Report	171

Management Information (Continued)

October 31, 2011

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

172	Annual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

2011 Annual Report	173

Management Information (Continued)

October 31, 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Kevin Grether 1970	Interim Chief Compliance Officer since August 2011	Mr. Grether is Chief Compliance Officer of Nationwide Asset Management LLC, an SEC-registered investment adviser, since April 2007, and an Associate Vice President of Nationwide Mutual Insurance Company since February 2009[4]. From 2005 until April 2007, Mr. Grether was a compliance professional with Nationwide Financial Services, Inc[4]. Mr. Grether became the Interim Chief Compliance Officer of NFA in August 2011.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

174	Annual Report 2011

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual
Insurance Company.

©2011 Nationwide Funds
Group.

All rights reserved.

AR-IDX 12/11

Nationwide Mutual Funds

AnnualReport

October 31, 2011

Investor
Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate
Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

AnnualReport

October 31, 2011

Contents

1

Message to Shareholders

5

Summary of Market Environment

Investor Destinations Funds

7

Nationwide Investor Destinations Aggressive Fund

20

Nationwide Investor Destinations Moderately Aggressive Fund

33

Nationwide Investor Destinations Moderate Fund

45

Nationwide Investor Destinations Moderately Conservative Fund

57

Nationwide Investor Destinations Conservative Fund

69

Notes to Financial Statements

82

Report of Independent Registered Public Accounting Firm

83

Supplemental Information

84

Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the
Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q and
Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms
N-Q and Forms N-MFP available to shareholders on nationwide. com/mutualfunds or upon request without charge.

Statement Regarding Availability
of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent
12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

This page intentionally
left blank

Message to Shareholders

October 31, 2011

Dear Shareholder,

Mark Twain astutely observed, “Climate is what we expect, weather is what we get.” Stormy, volatile weather has plagued the global economy during the 12-month reporting period ended
October 31, 2011. Like the recent surprise October snowstorm in the mid-Atlantic and northeastern regions of the United States, wild economic conditions now have many investors expecting the unexpected.

The good news is that while we can’t control the external state of economic affairs, we can take charge of how we proactively plan for whatever may happen. Nationwide Mutual Funds takes a long-term, outcome-based approach to providing investment solutions designed to shepherd investors through all types of economic environments. The Funds offer careful asset allocation, diversification and prudent risk management to help you and your investment professional, rain or shine.

It’s true that the global economy faces unprecedented
challenges, including the European debt crisis, unresolved U.S. fiscal policy, and lackluster consumer confidence. However, it’s important for investors to see beyond the ups and downs of day-to-day headlines and instead focus on maintaining a forward-looking investment plan that is strategic and robust.

As 2011 comes to a close and we begin 2012, we hope that market conditions will provide support for stronger growth and less volatility. But, if unpredictability persists, you can be confident that at Nationwide Mutual Funds we have the foundation, experience and dedication needed to serve you as you pursue your future investment goals.

Thank you for choosing to invest in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Annual Report

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’)
investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the
holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may
have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance
that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each

Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

The Nationwide International Index Fund (the Fund) is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE
RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Annual Report 2011

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

BofA Merrill
Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year,
15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An
unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied

volatilities of a wide range of Standard & Poor’s
500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues
(excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the
American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

MSCI
EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets
IndexSM: An unmanaged, free float-adjusted, market
capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell
2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S.
companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap
U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard &
Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

2011 Annual Report

3

Important Disclosures (Continued)

Sales Charge and Fee Information

—

Nationwide Investor Destinations Aggressive Fund

—

Nationwide Investor Destinations Moderately Aggressive Fund

—

Nationwide Investor Destinations Moderate Fund

—

Nationwide Investor Destinations Moderately Conservative Fund

—

Nationwide Investor Destinations Conservative Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a contractual expense limitation for direct annual Fund expenses for all classes for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG)
is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide
Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of
Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance
Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.
NFD is affiliated with Nationwide Fund Advisors.

4

Annual Report 2011

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended
October 31, 2011.

In November 2010, the U.S. stock market barely posted a gain due to investors’ concerns about Europe’s sovereign debt crisis, tightening monetary policy in China and potential fiscal debt problems within the United States stemming from the government’s economic stimulus policies. The market finished the fourth quarter of 2010 with a gain, however, due mostly to positive corporate earnings and improved consumer sentiment.

The U.S. stock market got off to a strong
start in January 2011, but volatility soon returned during the first quarter of 2011, mainly caused by a devastating earthquake and tsunami in Japan, as well as by conflicts in the Middle East, which prompted oil prices to rise. Despite the numerous crises confronting investors, the Standard & Poor’s 500® (S&P 500) Index posted a positive return for the first quarter of 2011. While the rate of unemployment within the United States remained high, the job market began to show signs of life, as did mergers-and-acquisitions activity during the first quarter of 2011. Further, fourth-quarter 2010 gross domestic product (GDP) published during the first quarter of 2011 was 3.1%, which put the U.S. economy squarely into expansion territory.

The second quarter of 2011 saw many of the same problems that had occurred in the spring of 2010. U.S. stock market security prices experienced abrupt erratic movements as Greece’s debt crisis loomed. In addition, investors grew fearful about a direct shift from economic expansion to recession in China and the possible impact on the global economy as that country sought to improve its housing market. Investors also were fearful about the growth potential of the U.S. economy as the U.S. Federal Reserve Board’s Quantitative Easing 2 (QE2) program came to an end and politicians debated the pros and cons of raising the U.S. debt ceiling. The U.S. stock market ended flat for the second quarter of 2011, but had been a wild roller-coaster ride for investors from beginning to end.

Equity volatility continued into the third quarter of 2011 as the sovereign debt crisis dominated headline news. Fears of a recession spread globally, including concerns about a double-dip recession fueled by softer global economic data, political issues in both the United States and Europe, and the fear of contagion if Greece defaulted on its outstanding debt. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), spiked during the third quarter of 2011; a number of market indexes rose and fell by more than 3% on many trading days during the third quarter. In addition, individual stocks stopped trading based on company fundamentals and were instead trading based on headlines about the broad economy.

Notably during the third quarter of 2011, Standard & Poor’s downgraded the AAA debt of the United States to AA+
for the first time in the ratings agency’s history. Equity markets continued to decline after the downgrade, and a flight to quality ensued. U.S. interest rates declined and gold reached a record high of $1,877 per troy ounce during the third quarter. The S&P 500 Index posted a negative return for the third quarter.

The Federal Reserve made two important announcements during the third quarter of 2011. It committed to keeping the federal funds rate low through mid-2013 and it announced “Operation Twist,” a Fed initiative to extend the average maturity of its Treasury holdings and resume purchasing Agency mortgage-backed securities. These actions were an attempt to flatten the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and entice investors into riskier assets.

For the annual reporting period ended October 31, 2011, large-capitalization U.S. equities, as measured by the S&P 500 Index, returned 8.09%. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400® (S&P 400)
Index, returned 8.55%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 6.71%.

International stocks and international emerging market stocks declined during the annual reporting period ended
October 31, 2011. International stocks, as measured by the MSCI EAFE®) Index, registered -4.08%. Emerging market stocks, as measured by the MSCI Emerging Markets IndexSM, registered -9.97%.

The fixed-income markets were dominated by three themes during the annual reporting period: a sustained high rate of U.S.
unemployment, an anemic housing market, and a ballooning budget deficit. While spread product (non-government higher-yielding securities) did well during the first half of the

2011 Annual Report

5

Summary of Market Environment (Continued)

reporting period, this asset class suffered during the second half as concerns emerged about the global economy, prompting investors’ flight to quality. The yield curve flattened during the reporting period as a result. Interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), as investors sought the safe haven of U.S. Treasuries. High-yield spreads widened during the reporting period and ended up well above their historical median level. High-yield default rates, however, remained at historic lows.

For the annual reporting
period ended October 31, 2011, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 5.00%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index
returned 3.32%, while the BofAML 10+ Year US Corporate Index returned 12.95% for the same time period. The high-yield market outperformed investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index returning 5.16% for the reporting period. Mortgage-related investments, as measured by the
BofAML Mortgage Master Index, returned 4.54% for the same time period. The real estate market, as measured by the FTSE
NAREIT® All Equity REITs Index, returned 10.16% for the reporting period.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Despite the potential for short-term setbacks, we are optimistic about the long-term outlook for global markets and the U.S. economy.

6

Annual Report 2011

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV)
returned 3.24% versus 8.09% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500)
Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 126 funds as of October 31, 2011) was
0.27% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500
Index Fund, the Nationwide Mid Cap Market Index Fund and the Nationwide Small Cap Index Fund (with target allocations of 40%, 15% and 10%, respectively), which gained 7.91%, 7.92% and 6.74%, respectively.

Nine out of 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap
400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with
31.61%, was the strongest sector in terms

of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

The Russell
2000® Index returned 6.71% during the reporting period. The energy sector, with 16.77%, was the strongest sector in terms of performance, and the materials sector, with 0.00%, was the weakest sector in terms of performance during the reporting period.

What
areas of investment detracted from Fund performance?

The underlying investments that detracted from Fund performance or contributed the smallest relative returns to the Fund during the reporting period were the Nationwide International Index Fund, with a target allocation of 30%, which registered -5.57%, and the Nationwide Bond Index Fund, with a target allocation of 5%, which returned 4.68%.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered
-16.21%, detracted most from the Index during the reporting period.

The corporate sector within the BARCAP U.S. Aggregate Bond Index contributed the most to this Index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector performer in this Index during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Annual Report

7

Fund Performance

Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2011)

1 Yr.

5 Yr.

10 Yr.

Class A

w/o SC1

3.24%

(0.17)%

4.77%

w/SC2

(2.74)%

(1.35)%

4.15%

Class B

w/o SC1

2.47%

(0.88)%

4.04%

w/SC3

(2.53)%

(1.19)%

4.04%

Class C

w/o SC1

2.36%

(0.90)%

4.02%

w/SC4

1.36%

(0.90)%

4.02%

  Class
R2[5,6,7]

2.90%

(0.51)%

4.41%

  Institutional
Class[5,8]

3.49%

0.11%

4.98%

  Service
Class[5]

3.09%

(0.29)%

4.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]
These returns do not reflect the effects of sales charges (SC).

[2]
A 5.75% front-end sales charge was deducted.

[3]
  A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]
  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]
Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]
  Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*

Class A

0.79
%

Class B

1.50
%

Class C

1.50
%

Class R2

1.14
%

Institutional Class

0.50
%

Service Class

0.89
%

*
Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Annual Report 2011

Fund Performance

Nationwide Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor
Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), S&P 500®
Index(b), the Aggressive Fund Composite Index(c), and the Consumer Price Index (CPI)(d) over a 10-year period ended 10/31/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges.
One cannot invest directly in a market index.

(a)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)
The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)
The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)
Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report

9

  Shareholder   Expense
Example

Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a
$1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through
October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder

Expenses Expense
Analysis of a $1,000 Investment

October 31, 2011

Nationwide Investor Destinations Aggressive Fund

Beginning Account Value ($) 05/01/11

Ending Account Value ($) 10/31/11

Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]

  Expense Ratio
 During Period
(%) 05/01/11 - 10/31/11[a,b]

Class A Shares

Actual

1,000.00

890.40

2.29

0.48

Hypothetical
[c]

1,000.00

1,022.79

2.45

0.48

Class B Shares

Actual

1,000.00

886.90

5.75

1.21

Hypothetical
[c]

1,000.00

1,019.11

6.16

1.21

Class C Shares

Actual

1,000.00

886.60

5.75

1.21

Hypothetical
[c]

1,000.00

1,019.11

6.16

1.21

Class R2 Shares

Actual

1,000.00

889.20

4.10

0.86

Hypothetical
[c]

1,000.00

1,020.87

4.38

0.86

Institutional Class Shares

Actual

1,000.00

891.50

1.00

0.21

Hypothetical
[c]

1,000.00

1,024.15

1.07

0.21

Service Class Shares

Actual

1,000.00

889.80

2.91

0.61

Hypothetical
[c]

1,000.00

1,022.13

3.11

0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Investor Destinations Aggressive Fund

Asset Allocation
Equity Funds	95.5%
Fixed Income Fund	4.6%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	40.0%
Nationwide International Index Fund, Institutional Class	29.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.3%
Nationwide Small Cap Index Fund, Institutional Class	10.4%
Nationwide Bond Index Fund, Institutional Class	4.6%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	11

Statement of Investments

October 31, 2011

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.5%
Nationwide International Index Fund, Institutional Class (a)	43,938,083	$295,263,917
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,474,643	152,510,804
Nationwide S&P 500 Index Fund, Institutional Class (a)	37,796,575	397,997,931
Nationwide Small Cap Index Fund, Institutional Class (a)	9,090,591	103,632,738

Total Equity Funds (cost $998,310,917)		949,405,390

Fixed Income Fund 4.6%
Nationwide Bond Index Fund, Institutional Class (a)	3,910,525	45,870,460

Total Fixed Income Fund (cost $43,137,241)		45,870,460

Total Mutual Funds (cost $1,041,448,158)		995,275,850

Total Investments (cost $1,041,448,158) (b) — 100.1%		995,275,850

Liabilities in excess of other assets — (0.1)%		(601,229)

NET ASSETS — 100.0%		$994,674,621

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,041,448,158)	$995,275,850
Receivable for investments sold	1,017,400
Receivable for capital shares issued	143,062
Prepaid expenses	25,804

Total Assets	996,462,116

Liabilities:
Payable for capital shares redeemed	1,203,836
Cash overdraft (Note 2)	1,804
Accrued expenses and other payables:
Investment advisory fees	105,909
Fund administration fees	27,637
Distribution fees	248,763
Administrative servicing fees	106,655
Accounting and transfer agent fees	39,129
Trustee fees	1,685
Custodian fees	8,105
Compliance program costs (Note 3)	1,544
Professional fees	15,628
Printing fees	15,213
Other	11,587

Total Liabilities	1,787,495

Net Assets	$994,674,621

Represented by:
Capital	$1,071,049,021
Accumulated net realized losses from investment transactions with affiliates	(30,202,092)
Net unrealized appreciation/(depreciation) from investments in affiliates	(46,172,308)

Net Assets	$994,674,621

Net Assets:
Class A Shares	$51,388,289
Class B Shares	7,883,490
Class C Shares	59,022,254
Class R2 Shares	88,524,201
Institutional Class Shares	70,317,290
Service Class Shares	717,539,097

Total	$994,674,621

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,220,223
Class B Shares	971,511
Class C Shares	7,301,033
Class R2 Shares	10,876,863
Institutional Class Shares	8,436,361
Service Class Shares	86,754,230

Total	120,560,221

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	13

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.26
Class B Shares (a)	$8.11
Class C Shares (b)	$8.08
Class R2 Shares	$8.14
Institutional Class Shares	$8.34
Service Class Shares	$8.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$21,278,178
Other income from non-affiliates	5,850

Total Income	21,284,028

EXPENSES:
Investment advisory fees	1,355,747
Fund administration fees	336,410
Distribution fees Class A	135,411
Distribution fees Class B	100,020
Distribution fees Class C	657,054
Distribution fees Class R2	457,443
Distribution fees Service Class	1,885,948
Administrative servicing fees Class A	11,598
Administrative servicing fees Class R2	131,886
Administrative servicing fees Service Class	1,146,482
Registration and filing fees	73,391
Professional fees	36,429
Printing fees	22,210
Trustee fees	31,080
Custodian fees	49,997
Accounting and transfer agent fees	227,590
Compliance program costs (Note 3)	1,028
Other	35,820

Total expenses before earnings credit	6,695,544

Earnings credit (Note 5)	(906)

Net Expenses	6,694,638

NET INVESTMENT INCOME	14,589,390

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,540,914
Net realized losses from investment transactions with affiliates	(944,134)

Net realized gains from investments	596,780

Net change in unrealized appreciation/(depreciation) from investments in affiliates	16,124,953

Net realized/unrealized gains from affiliated investments	16,721,733

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,311,123

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	15

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$14,589,390	$12,096,791
Net realized gains/(losses) from investment transactions	596,780	(8,602,748)
Net change in unrealized appreciation from investments	16,124,953	131,945,740

Change in net assets resulting from operations	31,311,123	135,439,783

Distributions to Shareholders From:
Net investment income:
Class A	(851,387)	(628,040)
Class B	(101,039)	(114,014)
Class C	(640,188)	(663,414)
Class R2	(1,128,652)	(888,278)
Institutional Class	(1,212,744)	(827,046)
Service Class	(10,954,275)	(9,291,388)
Net realized gains:
Class A	–	(1,155,217)
Class B	–	(327,150)
Class C	–	(1,881,259)
Class R2	–	(1,780,678)
Institutional Class	–	(1,163,010)
Service Class	–	(16,968,162)

Change in net assets from shareholder distributions	(14,888,285)	(35,687,656)

Change in net assets from capital transactions	(11,352,208)	20,287,309

Change in net assets	5,070,630	120,039,436

Net Assets:
Beginning of year	989,603,991	869,564,555

End of year	$994,674,621	$989,603,991

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,858,295	$16,679,534
Dividends reinvested	554,704	1,149,899
Cost of shares redeemed	(14,363,682)	(12,990,670)

Total Class A	1,049,317	4,838,763

Class B Shares
Proceeds from shares issued	288,422	471,475
Dividends reinvested	71,498	300,919
Cost of shares redeemed	(4,436,198)	(2,659,715)

Total Class B	(4,076,278)	(1,887,321)

Class C Shares
Proceeds from shares issued	6,726,510	10,723,750
Dividends reinvested	253,663	928,666
Cost of shares redeemed	(16,815,971)	(21,605,481)

Total Class C	(9,835,798)	(9,953,065)

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2011

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$15,668,323	$19,440,406
Dividends reinvested	1,070,933	2,479,115
Cost of shares redeemed	(13,872,961)	(9,766,505)

Total Class R2	2,866,295	12,153,016

Institutional Class Shares
Proceeds from shares issued	20,213,902	15,646,737
Dividends reinvested	1,212,744	1,990,056
Cost of shares redeemed	(8,728,386)	(8,576,665)

Total Institutional Class	12,698,260	9,060,128

Service Class Shares
Proceeds from shares issued	105,586,396	66,975,920
Dividends reinvested	10,954,157	26,258,288
Cost of shares redeemed	(130,594,557)	(87,158,420)

Total Service Class	(14,054,004)	6,075,788

Change in net assets from capital transactions	$(11,352,208)	$20,287,309

SHARE TRANSACTIONS:
Class A Shares
Issued	1,718,717	2,208,224
Reinvested	65,365	152,422
Redeemed	(1,671,440)	(1,704,860)

Total Class A Shares	112,642	655,786

Class B Shares
Issued	34,020	62,851
Reinvested	8,535	40,501
Redeemed	(525,463)	(356,460)

Total Class B Shares	(482,908)	(253,108)

Class C Shares
Issued	802,987	1,433,240
Reinvested	30,402	125,309
Redeemed	(2,000,851)	(2,878,589)

Total Class C Shares	(1,167,462)	(1,320,040)

Class R2 Shares
Issued	1,858,940	2,587,214
Reinvested	128,039	332,975
Redeemed	(1,634,656)	(1,303,450)

Total Class R2 Shares	352,323	1,616,739

Institutional Class Shares
Issued	2,332,385	2,045,688
Reinvested	141,692	261,456
Redeemed	(1,015,602)	(1,110,573)

Total Institutional Class Shares	1,458,475	1,196,571

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	17

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	12,204,657	8,747,826
Reinvested	1,288,734	3,470,150
Redeemed	(15,079,601)	(11,416,758)

Total Service Class Shares	(1,586,210)	801,218

Total change in shares	(1,313,140)	2,697,166

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%		$51,388,289	0.48%	1.54%	0.48%	9.70%
Year Ended October 31, 2010 (d)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%		$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009 (d)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%		$39,797,434	0.55%	1.99%	0.55%	11.99%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%	)	$41,992,722	0.48%	1.88%	0.48%	16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%		$90,083,962	0.45%	1.67%	0.45%	3.92%

Class B Shares
Year Ended October 31, 2011 (d)	$7.99	0.08	0.12	0.20	(0.08)	–	(0.08)	$8.11	2.47%		$7,883,490	1.21%	0.91%	1.21%	9.70%
Year Ended October 31, 2010 (d)	$7.19	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.99	15.10%		$11,618,585	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (d)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%		$12,280,157	1.22%	1.32%	1.22%	11.99%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%	)	$12,167,277	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%		$21,966,705	1.19%	0.95%	1.19%	3.92%

Class C Shares
Year Ended October 31, 2011 (d)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%		$59,022,254	1.21%	0.86%	1.21%	9.70%
Year Ended October 31, 2010 (d)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%		$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (d)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%		$70,213,439	1.22%	1.36%	1.22%	11.99%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%	)	$69,599,437	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%		$127,449,809	1.19%	0.95%	1.19%	3.92%

Class R2 Shares(e)
Year Ended October 31, 2011 (d)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%		$88,524,201	0.85%	1.18%	0.85%	9.70%
Year Ended October 31, 2010 (d)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%		$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009 (d)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%		$64,237,573	0.87%	1.56%	0.87%	11.99%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%	)	$36,259,161	0.83%	1.47%	0.83%	16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%		$29,198,877	0.77%	1.19%	0.77%	3.92%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%		$70,317,290	0.21%	1.78%	0.21%	9.70%
Year Ended October 31, 2010 (d)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%		$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (d)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%		$42,570,681	0.22%	2.17%	0.22%	11.99%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%	)	$25,347,433	0.20%	2.09%	0.20%	16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%		$34,670,326	0.19%	1.80%	0.19%	3.92%

Service Class Shares
Year Ended October 31, 2011 (d)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%		$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (d)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%		$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (d)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%		$640,465,271	0.63%	1.87%	0.63%	11.99%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%	)	$538,064,255	0.60%	1.74%	0.60%	16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%		$914,795,698	0.59%	1.55%	0.59%	3.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	19

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 3.49% versus 7.70% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 549 funds as of October 31, 2011) was 3.51% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide Mid Cap Market Index Fund and the Nationwide Bond Index Fund (with target allocations of 35%, 12% and 15%, respectively), which gained 7.91%, 7.92% and 4.68%, respectively.

Nine out of 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the BARCAP U.S. Aggregate Bond Index contributed the most to the Index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying investments that detracted from Fund performance or contributed the smallest relative returns to the Fund during the reporting period were the Nationwide International Index Fund, with a target allocation of 25%, which registered -5.57%, and the Nationwide Enhanced Income Fund and the Nationwide Contract (with target allocations of 2.5% and 2.5%, respectively), which returned 0.41% and 3.60%, respectively.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

Short-term bonds have struggled to achieve meaningful returns in the continuing low-yield market environment. The Nationwide Enhanced Income Fund has made subtle shifts in its portfolio in an effort to capture more yield without compromising the portfolio’s credit quality or duration characteristics.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

20	Annual Report 2011

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.49%	0.97%	4.87%
	w/SC2	(2.49)%	(0.22)%	4.26%
Class B	w/o SC1	2.79%	0.24%	4.11%
	w/SC3	(2.21)%	(0.08)%	4.11%
Class C	w/o SC1	2.81%	0.25%	4.14%
	w/SC4	1.81%	0.25%	4.14%
Class R2[5,6,7]		3.18%	0.60%	4.48%
Institutional Class[5,8]		3.89%	1.25%	5.04%
Service Class[5]		3.47%	0.85%	4.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.77%
Class B	1.49%
Class C	1.49%
Class R2	1.13%
Institutional Class	0.49%
Service Class	0.88%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	21

Fund Performance (Continued)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Moderately Aggressive Fund Composite Index(d), and the Consumer Price Index (CPI)(e) over a 10-year period ended 10/31/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22	Annual Report 2011

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Investor Destinations Moderately Aggressive Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	912.80	2.31	0.48
	Hypothetical	[c]	1,000.00	1,022.79	2.45	0.48
Class B Shares	Actual		1,000.00	910.50	5.78	1.20
	Hypothetical	[c]	1,000.00	1,019.16	6.11	1.20
Class C Shares	Actual		1,000.00	910.50	5.78	1.20
	Hypothetical	[c]	1,000.00	1,019.16	6.11	1.20
Class R2 Shares	Actual		1,000.00	911.40	4.10	0.85
	Hypothetical	[c]	1,000.00	1,020.92	4.33	0.85
Institutional Class Shares	Actual		1,000.00	915.00	0.97	0.20
	Hypothetical	[c]	1,000.00	1,024.20	1.02	0.20
Service Class Shares	Actual		1,000.00	913.00	2.89	0.60
	Hypothetical	[c]	1,000.00	1,022.18	3.06	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	23

Portfolio Summary October 31, 2011	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation
Equity Funds	81.4%
Fixed Income Funds	16.4%
Fixed Contract	2.3%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	35.5%
Nationwide International Index Fund, Institutional Class	25.0%
Nationwide Bond Index Fund, Institutional Class	14.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.4%
Nationwide Small Cap Index Fund, Institutional Class	8.4%
Nationwide Fixed Contract	2.3%
Nationwide Enhanced Income Fund, Institutional Class	2.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.8%

	Shares	Market Value

Equity Funds 81.4%
Nationwide International Index Fund, Institutional Class (a)	62,531,568	$420,212,139
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	14,313,449	208,403,815
Nationwide S&P 500 Index Fund, Institutional Class (a)	56,492,584	594,866,905
Nationwide Small Cap Index Fund, Institutional Class (a)	12,416,676	141,550,110

Total Equity Funds (cost $1,403,766,533)		1,365,032,969

Fixed Income Funds 16.4%
Nationwide Bond Index Fund, Institutional Class (a)	20,046,403	235,144,311
Nationwide Enhanced Income Fund, Institutional Class (a)	4,345,740	39,024,747

Total Fixed Income Funds (cost $260,368,716)		274,169,058

Total Mutual Funds (cost $1,664,135,249)		1,639,202,027

Fixed Contract 2.3%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(b)	$39,094,099	$39,094,099

Total Fixed Contract (cost $39,094,099)		39,094,099

Total Investments (cost $1,703,229,348) (c) — 100.1%		1,678,296,126
Liabilities in excess of other assets — (0.1)%		(1,061,012)

NET ASSETS — 100.0%		$1,677,235,114

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	25

Statement of Assets and Liabilities

October 31, 2011

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,703,229,348)	$1,678,296,126
Receivable for investments sold	1,418,083
Receivable for capital shares issued	657,443
Prepaid expenses	24,118

Total Assets	1,680,395,770

Liabilities:
Payable for capital shares redeemed	2,186,666
Cash overdraft (Note 2)	3,561
Accrued expenses and other payables:
Investment advisory fees	179,277
Fund administration fees	43,354
Distribution fees	435,510
Administrative servicing fees	170,458
Accounting and transfer agent fees	55,854
Trustee fees	2,591
Custodian fees	13,360
Compliance program costs (Note 3)	2,493
Professional fees	22,824
Printing fees	24,724
Other	19,984

Total Liabilities	3,160,656

Net Assets	$1,677,235,114

Represented by:
Capital	$1,733,925,509
Accumulated undistributed net investment income	255,413
Accumulated net realized losses from investment transactions with affiliates	(32,012,586)
Net unrealized appreciation/(depreciation) from investments in affiliates	(24,933,222)

Net Assets	$1,677,235,114

Net Assets:
Class A Shares	$84,467,234
Class B Shares	13,606,502
Class C Shares	119,068,548
Class R2 Shares	192,888,041
Institutional Class Shares	151,618,037
Service Class Shares	1,115,586,752

Total	$1,677,235,114

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,432,784
Class B Shares	1,548,177
Class C Shares	13,548,287
Class R2 Shares	21,943,569
Institutional Class Shares	16,945,312
Service Class Shares	124,825,949

Total	188,244,078

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2011

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.95
Class B Shares (a)	$8.79
Class C Shares (b)	$8.79
Class R2 Shares	$8.79
Institutional Class Shares	$8.95
Service Class Shares	$8.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.50

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	27

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$36,886,530
Interest income from affiliates	1,434,353
Other income from non-affiliates	9,763

Total Income	38,330,646

EXPENSES:
Investment advisory fees	2,257,210
Fund administration fees	524,047
Distribution fees Class A	215,253
Distribution fees Class B	179,559
Distribution fees Class C	1,297,583
Distribution fees Class R2	963,206
Distribution fees Service Class	2,911,352
Administrative servicing fees Class A	19,188
Administrative servicing fees Class R2	277,638
Administrative servicing fees Service Class	1,773,665
Registration and filing fees	73,424
Professional fees	62,896
Printing fees	38,556
Trustee fees	51,208
Custodian fees	82,459
Accounting and transfer agent fees	326,119
Compliance program costs (Note 3)	1,724
Other	55,857

Total expenses before earnings credit	11,110,944

Earnings credit (Note 5)	(1,429)

Net Expenses	11,109,515

NET INVESTMENT INCOME	27,221,131

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,604,210
Net realized gains from investment transactions with affiliates	4,793,743

Net realized gains from investments	7,397,953

Net change in unrealized appreciation/(depreciation) from investments in affiliates	23,047,031

Net realized/unrealized gains from affiliated investments	30,444,984

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$57,666,115

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$27,221,131	$24,386,977
Net realized gains/(losses) from investment transactions	7,397,953	(9,949,444)
Net change in unrealized appreciation from investments	23,047,031	188,138,344

Change in net assets resulting from operations	57,666,115	202,575,877

Distributions to Shareholders From:
Net investment income:
Class A	(1,478,089)	(1,337,940)
Class B	(191,897)	(259,574)
Class C	(1,361,919)	(1,445,918)
Class R2	(2,672,015)	(2,125,165)
Institutional Class	(2,891,119)	(2,094,461)
Service Class	(18,590,837)	(16,906,773)
Net realized gains:
Class A	–	(1,514,183)
Class B	–	(492,867)
Class C	–	(2,617,633)
Class R2	–	(2,783,918)
Institutional Class	–	(1,780,710)
Service Class	–	(20,065,721)

Change in net assets from shareholder distributions	(27,185,876)	(53,424,863)

Change in net assets from capital transactions	(12,028,003)	45,223,824

Change in net assets	18,452,236	194,374,838

Net Assets:
Beginning of year	1,658,782,878	1,464,408,040

End of year	$1,677,235,114	$1,658,782,878

Accumulated undistributed net investment income at end of year	$255,413	$217,128

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,678,293	$18,105,116
Dividends reinvested	979,390	1,779,293
Cost of shares redeemed	(22,823,744)	(23,817,098)

Total Class A	3,833,939	(3,932,689)

Class B Shares
Proceeds from shares issued	406,116	692,366
Dividends reinvested	143,043	550,793
Cost of shares redeemed	(9,039,431)	(6,886,818)

Total Class B	(8,490,272)	(5,643,659)

Class C Shares
Proceeds from shares issued	10,674,827	15,496,042
Dividends reinvested	472,819	1,329,205
Cost of shares redeemed	(25,809,814)	(29,290,536)

Total Class C	(14,662,168)	(12,465,289)

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$32,173,342	$37,038,347
Dividends reinvested	2,569,604	4,686,236
Cost of shares redeemed	(21,459,844)	(14,177,236)

Total Class R2	13,283,102	27,547,347

Institutional Class Shares
Proceeds from shares issued	39,523,066	40,547,735
Dividends reinvested	2,891,119	3,875,171
Cost of shares redeemed	(22,899,601)	(10,455,950)

Total Institutional Class	19,514,584	33,966,956

Service Class Shares
Proceeds from shares issued	131,466,783	91,931,761
Dividends reinvested	18,590,656	36,972,440
Cost of shares redeemed	(175,564,627)	(123,153,043)

Total Service Class	(25,507,188)	5,751,158

Change in net assets from capital transactions	$(12,028,003)	$45,223,824

SHARE TRANSACTIONS:
Class A Shares
Issued	2,762,666	2,186,798
Reinvested	107,589	215,825
Redeemed	(2,483,262)	(2,874,725)

Total Class A Shares	386,993	(472,102)

Class B Shares
Issued	44,579	84,718
Reinvested	15,972	68,116
Redeemed	(998,951)	(842,787)

Total Class B Shares	(938,400)	(689,953)

Class C Shares
Issued	1,182,864	1,894,763
Reinvested	52,854	164,366
Redeemed	(2,857,409)	(3,584,836)

Total Class C Shares	(1,621,691)	(1,525,707)

Class R2 Shares
Issued	3,555,920	4,515,333
Reinvested	287,826	579,552
Redeemed	(2,350,788)	(1,737,301)

Total Class R2 Shares	1,492,958	3,357,584

Institutional Class Shares
Issued	4,310,463	4,876,604
Reinvested	317,940	469,942
Redeemed	(2,499,607)	(1,263,081)

Total Institutional Class Shares	2,128,796	4,083,465

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2011

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	14,275,899	11,047,529
Reinvested	2,045,969	4,496,295
Redeemed	(19,058,545)	(14,843,865)

Total Service Class Shares	(2,736,677)	699,959

Total change in shares	(1,288,021)	5,453,246

Amount designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%		$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (d)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%		$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (d)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%		$76,075,551	0.51%	2.24%	0.51%	15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%	)	$66,098,117	0.46%	2.21%	0.46%	23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%		$110,994,304	0.44%	2.09%	0.44%	2.80%

Class B Shares
Year Ended October 31, 2011 (d)	$8.64	0.10	0.14	0.24	(0.09)	–	(0.09)	$8.79	2.79%		$13,606,502	1.20%	1.09%	1.20%	13.88%
Year Ended October 31, 2010 (d)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%		$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (d)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%		$24,958,525	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$26,143,633	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$44,365,796	1.18%	1.37%	1.18%	2.80%

Class C Shares
Year Ended October 31, 2011 (d)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%		$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (d)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%		$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (d)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%		$131,214,546	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$132,062,033	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$229,820,512	1.18%	1.37%	1.18%	2.80%

Class R2 Shares (e)
Year Ended October 31, 2011 (d)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%		$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (d)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%		$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (d)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%		$134,283,065	0.87%	1.81%	0.87%	15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%	)	$82,732,049	0.84%	1.81%	0.84%	23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%		$57,399,585	0.79%	1.69%	0.79%	2.80%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%		$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (d)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%		$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (d)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%		$85,728,623	0.21%	2.42%	0.21%	15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%	)	$53,214,335	0.20%	2.44%	0.20%	23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%		$65,583,607	0.19%	2.22%	0.19%	2.80%

Service Class Shares
Year Ended October 31, 2011 (d)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%		$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (d)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%		$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (d)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%		$1,012,147,730	0.63%	2.10%	0.63%	15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%	)	$867,115,201	0.60%	2.07%	0.60%	23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%		$1,389,856,875	0.58%	1.97%	0.58%	2.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2011

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) returned 4.06% versus 6.79% for its composite benchmark, 60% Standard & Poor’s® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 484 funds as of October 31, 2011) was 3.56% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide Mid Cap Market Index Fund and the Nationwide Bond Index Fund (with target allocations of 29%, 10% and 24%, respectively), which gained 7.91%, 7.92% and 4.68%, respectively.

Nine out of 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the BARCAP U.S. Aggregate Bond Index contributed the most to the Index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying investments that detracted from Fund performance or contributed the smallest relative returns to the Fund during the reporting period were the Nationwide International Index Fund, with a target allocation of 16%, which registered -5.57%, and the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 7% and 2.5%, respectively), which returned 0.41% and 0.00%, respectively.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

Short-term bonds and, in particular, money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. The Nationwide Enhanced Income Fund has made subtle shifts in its portfolio in an effort to capture more yield without compromising the portfolio’s credit quality or duration characteristics.

As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of meaningful return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Annual Report	33

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.06%	2.06%	4.69%
	w/SC2	(1.89)%	0.86%	4.07%
Class B	w/o SC1	3.41%	1.34%	3.92%
	w/SC3	(1.59)%	1.02%	3.92%
Class C	w/o SC1	3.37%	1.33%	3.91%
	w/SC4	2.37%	1.33%	3.91%
Class R2[5,6,7]		3.67%	1.70%	4.27%
Institutional Class[5,8]		4.38%	2.34%	4.85%
Service Class[5]		3.96%	1.94%	4.55%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.76%
Class B	1.48%
Class C	1.48%
Class R2	1.12%
Institutional Class	0.48%
Service Class	0.87%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

34	Annual Report 2011

Fund Performance	Nationwide Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Moderate Fund Composite Index(d), and the Consumer Price Index (CPI)(e) over a 10-year period ended 10/31/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite is a combination of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month T-Bill Index (15%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	35

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Investor Destinations Moderate Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	943.20	2.35	0.48
	Hypothetical	[c]	1,000.00	1,022.79	2.45	0.48
Class B Shares	Actual		1,000.00	941.50	5.92	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21
Class C Shares	Actual		1,000.00	940.50	5.92	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21
Class R2 Shares	Actual		1,000.00	942.00	4.21	0.86
	Hypothetical	[c]	1,000.00	1,020.87	4.38	0.86
Institutional Class Shares	Actual		1,000.00	946.00	1.03	0.21
	Hypothetical	[c]	1,000.00	1,024.15	1.07	0.21
Service Class Shares	Actual		1,000.00	943.00	2.99	0.61
	Hypothetical	[c]	1,000.00	1,022.13	3.11	0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

36	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Investor Destinations Moderate Fund

Asset Allocation
Equity Funds	62.1%
Fixed Income Funds	29.0%
Fixed Contract	6.6%
Money Market Fund	2.4%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	29.9%
Nationwide Bond Index Fund, Institutional Class	22.8%
Nationwide International Index Fund, Institutional Class	16.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.5%
Nationwide Fixed Contract	6.6%
Nationwide Enhanced Income Fund, Institutional Class	6.2%
Nationwide Small Cap Index Fund, Institutional Class	5.3%
Nationwide Money Market Fund, Institutional Class	2.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	37

Statement of Investments

October 31, 2011

Nationwide Investor Destinations Moderate Fund

Mutual Funds 93.5%

	Shares	Market Value

Equity Funds 62.1%
Nationwide International Index Fund, Institutional Class (a)	36,287,370	$243,851,127
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,817,042	157,496,133
Nationwide S&P 500 Index Fund, Institutional Class (a)	42,449,804	446,996,434
Nationwide Small Cap Index Fund, Institutional Class (a)	7,037,034	80,222,190

Total Equity Funds (cost $910,567,318)		928,565,884

Fixed Income Funds 29.0%
Nationwide Bond Index Fund, Institutional Class (a)	29,100,525	341,349,154
Nationwide Enhanced Income Fund, Institutional Class (a)	10,252,692	92,069,172

Total Fixed Income Funds (cost $412,708,395)		433,418,326

Money Market Fund 2.4%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	35,329,543	35,329,543

Total Money Market Fund (cost $35,329,543)		35,329,543

Total Mutual Funds (cost $1,358,605,256)		1,397,313,753

Fixed Contract 6.6%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$99,368,311	$99,368,311

Total Fixed Contract (cost $99,368,311)		99,368,311

Total Investments (cost $1,457,973,567) (d) — 100.1%		1,496,682,064
Liabilities in excess of other assets — (0.1)%		(1,010,875)

NET ASSETS — 100.0%		$1,495,671,189

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,457,973,567)	$1,496,682,064
Receivable for investments sold	1,702,162
Receivable for capital shares issued	376,874
Prepaid expenses	29,487

Total Assets	1,498,790,587

Liabilities:
Payable for capital shares redeemed	2,249,555
Cash overdraft (Note 2)	2,919
Accrued expenses and other payables:
Investment advisory fees	160,264
Fund administration fees	38,125
Distribution fees	396,381
Administrative servicing fees	135,491
Accounting and transfer agent fees	62,971
Trustee fees	1,869
Custodian fees	11,262
Compliance program costs (Note 3)	2,021
Professional fees	20,658
Printing fees	19,544
Other	18,338

Total Liabilities	3,119,398

Net Assets	$1,495,671,189

Represented by:
Capital	$1,484,169,255
Accumulated undistributed net investment income	959,111
Accumulated net realized losses from investment transactions with affiliates	(28,165,674)
Net unrealized appreciation/(depreciation) from investments in affiliates	38,708,497

Net Assets	$1,495,671,189

Net Assets:
Class A Shares	$107,508,362
Class B Shares	10,862,496
Class C Shares	129,312,497
Class R2 Shares	174,027,334
Institutional Class Shares	176,900,980
Service Class Shares	897,059,520

Total	$1,495,671,189

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	39

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Investor Destinations Moderate Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,395,882
Class B Shares	1,168,408
Class C Shares	13,983,726
Class R2 Shares	18,919,793
Institutional Class Shares	18,926,613
Service Class Shares	96,043,635

Total	160,438,057

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.43
Class B Shares (a)	$9.30
Class C Shares (b)	$9.25
Class R2 Shares	$9.20
Institutional Class Shares	$9.35
Service Class Shares	$9.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.01

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$31,273,884
Interest income from affiliates	3,595,952
Other income from non-affiliates	8,445

Total Income	34,878,281

EXPENSES:
Investment advisory fees	1,957,898
Fund administration fees	453,160
Distribution fees Class A	264,910
Distribution fees Class B	143,655
Distribution fees Class C	1,404,941
Distribution fees Class R2	860,820
Distribution fees Service Class	2,295,758
Administrative servicing fees Class A	23,492
Administrative servicing fees Class R2	246,342
Administrative servicing fees Service Class	1,389,087
Registration and filing fees	73,724
Professional fees	56,539
Printing fees	29,197
Trustee fees	43,438
Custodian fees	69,938
Accounting and transfer agent fees	368,736
Compliance program costs (Note 3)	1,585
Other	49,798

Total expenses before earnings credit	9,733,018

Earnings credit (Note 5)	(1,116)

Net Expenses	9,731,902

NET INVESTMENT INCOME	25,146,379

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,521,881
Net realized gains from investment transactions with affiliates	4,772,300

Net realized gains from affiliated investments	6,294,181

Net change in unrealized appreciation/(depreciation) from investments in affiliates	25,421,115

Net realized/unrealized gains from affiliated investments	31,715,296

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$56,861,675

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$25,146,379	$23,660,528
Net realized gains/(losses) from investment transactions	6,294,181	(8,862,755)
Net change in unrealized appreciation from investments	25,421,115	134,240,041

Change in net assets resulting from operations	56,861,675	149,037,814

Distributions to Shareholders From:
Net investment income:
Class A	(1,924,986)	(969,201)
Class B	(160,491)	(258,783)
Class C	(1,597,936)	(1,797,472)
Class R2	(2,598,744)	(2,281,563)
Institutional Class	(3,209,422)	(2,456,130)
Service Class	(15,719,429)	(15,661,748)
Net realized gains:
Class A	–	(277,037)
Class B	–	(80,690)
Class C	–	(510,966)
Class R2	–	(464,687)
Institutional Class	–	(349,415)
Service Class	–	(2,975,766)

Change in net assets from shareholder distributions	(25,211,008)	(28,083,458)

Change in net assets from capital transactions	25,023,471	55,130,922

Change in net assets	56,674,138	176,085,278

Net Assets:
Beginning of year	1,438,997,051	1,262,911,773

End of year	$1,495,671,189	$1,438,997,051

Accumulated undistributed net investment income at end of year	$959,111	$1,021,084

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$32,846,237	$36,467,971
Dividends reinvested	1,078,024	728,955
Cost of shares redeemed	(25,041,732)	(22,322,955)

Total Class A	8,882,529	14,873,971

Class B Shares
Proceeds from shares issued	370,246	787,164
Dividends reinvested	97,113	198,123
Cost of shares redeemed	(7,933,188)	(7,479,994)

Total Class B	(7,465,829)	(6,494,707)

Class C Shares
Proceeds from shares issued	14,755,285	19,014,303
Dividends reinvested	594,079	823,836
Cost of shares redeemed	(31,706,957)	(29,057,410)

Total Class C	(16,357,593)	(9,219,271)

Class R2 Shares
Proceeds from shares issued	34,521,060	38,135,876
Dividends reinvested	2,471,505	2,548,240
Cost of shares redeemed	(25,262,773)	(17,955,064)

Total Class R2	11,729,792	22,729,052

The accompanying notes are an integral part of these financial statements.

42	Annual Report 2011

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$60,442,553	$41,324,296
Dividends reinvested	3,209,422	2,805,498
Cost of shares redeemed	(21,473,626)	(12,804,575)

Total Institutional Class	42,178,349	31,325,219

Service Class Shares
Proceeds from shares issued	121,494,603	95,442,290
Dividends reinvested	15,719,429	18,637,514
Cost of shares redeemed	(151,157,809)	(112,163,146)

Total Service Class	(13,943,777)	1,916,658

Change in net assets from capital transactions	$25,023,471	$55,130,922

SHARE TRANSACTIONS:
Class A Shares
Issued	3,424,838	4,171,259
Reinvested	113,585	82,792
Redeemed	(2,628,107)	(2,534,472)

Total Class A Shares	910,316	1,719,579

Class B Shares
Issued	39,279	90,914
Reinvested	10,375	23,037
Redeemed	(844,963)	(862,031)

Total Class B Shares	(795,309)	(748,080)

Class C Shares
Issued	1,576,382	2,200,421
Reinvested	63,819	96,073
Redeemed	(3,381,076)	(3,360,821)

Total Class C Shares	(1,740,875)	(1,064,327)

Class R2 Shares
Issued	3,709,667	4,440,151
Reinvested	266,998	297,932
Redeemed	(2,684,491)	(2,097,619)

Total Class R2 Shares	1,292,174	2,640,464

Institutional Class Shares
Issued	6,419,742	4,727,127
Reinvested	341,457	322,413
Redeemed	(2,262,021)	(1,463,631)

Total Institutional Class Shares	4,499,178	3,585,909

Service Class Shares
Issued	12,797,308	10,921,540
Reinvested	1,672,344	2,146,127
Redeemed	(15,938,859)	(12,860,591)

Total Service Class Shares	(1,469,207)	207,076

Total change in shares	2,696,277	6,340,621

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	43

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%		$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (d)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%		$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (d)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%		$73,380,653	0.50%	2.38%	0.50%	20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%	)	$64,773,015	0.46%	2.56%	0.46%	21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%		$89,397,222	0.44%	2.59%	0.44%	2.98%

Class B Shares
Year Ended October 31, 2011 (d)	$9.09	0.11	0.20	0.31	(0.10)	–	(0.10)	$9.30	3.41%		$10,862,496	1.21%	1.20%	1.21%	14.28%
Year Ended October 31, 2010 (d)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%		$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (d)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%		$22,546,617	1.21%	1.69%	1.21%	20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%	)	$24,758,716	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%		$38,474,634	1.18%	1.85%	1.18%	2.98%

Class C Shares
Year Ended October 31, 2011 (d)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%		$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (d)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%		$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (d)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%		$139,055,974	1.21%	1.68%	1.21%	20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%	)	$136,846,923	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%		$212,829,000	1.18%	1.86%	1.18%	2.98%

Class R2 Shares(e)
Year Ended October 31, 2011 (d)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%		$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (d)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%		$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (d)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%		$123,534,769	0.87%	1.94%	0.87%	20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%	)	$74,954,889	0.84%	2.16%	0.84%	21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%		$53,929,660	0.76%	2.21%	0.76%	2.98%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%		$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (d)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%		$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (d)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%		$90,723,665	0.21%	2.61%	0.21%	20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%	)	$65,760,859	0.20%	2.81%	0.21%	21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%		$81,099,547	0.19%	2.78%	0.19%	2.98%

Service Class Shares
Year Ended October 31, 2011 (d)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%		$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (d)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%		$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (d)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%		$813,670,095	0.63%	2.24%	0.63%	20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%	)	$720,355,117	0.59%	2.42%	0.60%	21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%		$1,371,857,017	0.58%	2.45%	0.58%	2.98%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

44	Annual Report 2011

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 4.31% versus 5.66% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 484 funds as of October 31, 2011) was 3.56% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide Mid Cap Market Index Fund and the Nationwide Bond Index Fund (with target allocations of 22%, 6% and 37%, respectively), which gained 7.91%, 7.92% and 4.68%, respectively.

Nine out of 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the BARCAP U.S. Aggregate Bond Index contributed the most to the index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying investments that detracted from Fund performance or contributed the smallest relative returns to the Fund during the reporting period were the Nationwide International Index Fund, with a target allocation of 10%, which registered -5.57%, and the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 8% and 4%, respectively), which returned 0.41% and 0.00%, respectively.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

Short-term bonds and, in particular, money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. The Nationwide Enhanced Income Fund has made subtle shifts in its portfolio in an effort to capture more yield without compromising the portfolio’s credit quality or duration characteristics.

As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Annual Report	45

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.31%	3.12%	4.51%
	w/SC2	(1.67)%	1.90%	3.89%
Class B	w/o SC1	3.55%	2.37%	3.79%
	w/SC3	(1.45)%	2.02%	3.79%
Class C	w/o SC1	3.55%	2.38%	3.79%
	w/SC4	2.55%	2.38%	3.79%
Class R2[5,6,7]		3.92%	2.74%	4.18%
Institutional Class[5,8]		4.55%	3.40%	4.72%
Service Class[5]		4.15%	2.98%	4.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.79%
Class B	1.50%
Class C	1.50%
Class R2	1.14%
Institutional Class	0.50%
Service Class	0.89%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

46	Annual Report 2011

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Moderately Conservative Fund Composite Index(d), and the Consumer Price Index (CPI)(e) over a 10-year period ended 10/31/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite is a combination of the S&P 500 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (25%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	47

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Investor Destinations Moderately Conservative Fund		Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual	1,000.00	976.40	2.44	0.49
	Hypothetical[c]	1,000.00	1,022.74	2.50	0.49
Class B Shares	Actual	1,000.00	972.50	6.07	1.22
	Hypothetical[c]	1,000.00	1,019.06	6.21	1.22
Class C Shares	Actual	1,000.00	972.60	6.07	1.22
	Hypothetical[c]	1,000.00	1,019.06	6.21	1.22
Class R2 Shares	Actual	1,000.00	973.60	4.33	0.87
	Hypothetical[c]	1,000.00	1,020.82	4.43	0.87
Institutional Class Shares	Actual	1,000.00	976.90	1.10	0.22
	Hypothetical[c]	1,000.00	1,024.10	1.12	0.22
Service Class Shares	Actual	1,000.00	974.70	3.09	0.62
	Hypothetical[c]	1,000.00	1,022.08	3.16	0.62

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

48	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation
Equity Funds	43.1%
Fixed Income Funds	42.8%
Fixed Contract	10.4%
Money Market Fund	3.8%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide Bond Index Fund, Institutional Class	35.1%
Nationwide S&P 500 Index Fund, Institutional Class	22.7%
Nationwide Fixed Contract	10.4%
Nationwide International Index Fund, Institutional Class	10.2%
Nationwide Enhanced Income Fund, Institutional Class	7.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.3%
Nationwide Small Cap Index Fund, Institutional Class	3.9%
Nationwide Money Market Fund, Institutional Class	3.8%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	49

Statement of Investments

October 31, 2011

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 89.7%

	Shares	Market Value

Equity Funds 43.1%
Nationwide International Index Fund, Institutional Class (a)	7,642,184	$51,355,476
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,186,713	31,838,536
Nationwide S&P 500 Index Fund, Institutional Class (a)	10,849,438	114,244,587
Nationwide Small Cap Index Fund, Institutional Class (a)	1,733,070	19,757,000

Total Equity Funds (cost $200,662,200)		217,195,599

Fixed Income Funds 42.8%
Nationwide Bond Index Fund, Institutional Class (a)	15,109,983	177,240,104
Nationwide Enhanced Income Fund, Institutional Class (a)	4,250,323	38,167,901

Total Fixed Income Funds (cost $205,755,300)		215,408,005

Money Market Fund 3.8%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	19,040,006	19,040,006

Total Money Market Fund (cost $19,040,006)		19,040,006

Total Mutual Funds (cost $425,457,506)		451,643,610

Fixed Contract 10.4%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$52,553,168	$52,553,168

Total Fixed Contract (cost $52,553,168)		52,553,168

Total Investments (cost $478,010,674) (d) — 100.1%		504,196,778
Liabilities in excess of other assets — (0.1)%		(406,889)

NET ASSETS — 100.0%		$503,789,889

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

50	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $478,010,674)	$504,196,778
Receivable for investments sold	198,714
Receivable for capital shares issued	79,037
Prepaid expenses	28,619

Total Assets	504,503,148

Liabilities:
Payable for capital shares redeemed	406,818
Cash overdraft (Note 2)	339
Accrued expenses and other payables:
Investment advisory fees	54,598
Fund administration fees	15,553
Distribution fees	136,493
Administrative servicing fees	53,475
Accounting and transfer agent fees	15,863
Trustee fees	445
Custodian fees	3,613
Compliance program costs (Note 3)	600
Professional fees	12,449
Printing fees	6,546
Other	6,467

Total Liabilities	713,259

Net Assets	$503,789,889

Represented by:
Capital	$487,565,399
Accumulated undistributed net investment income	601,156
Accumulated net realized losses from investment transactions with affiliates	(10,562,770)
Net unrealized appreciation/(depreciation) from investments in affiliates	26,186,104

Net Assets	$503,789,889

Net Assets:
Class A Shares	$36,925,502
Class B Shares	2,605,396
Class C Shares	38,970,245
Class R2 Shares	80,556,773
Institutional Class Shares	54,326,098
Service Class Shares	290,405,875

Total	$503,789,889

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,664,279
Class B Shares	258,333
Class C Shares	3,882,869
Class R2 Shares	7,986,869
Institutional Class Shares	5,348,377
Service Class Shares	28,695,165

Total	49,835,892

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	51

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.08
Class B Shares (a)	$10.09
Class C Shares (b)	$10.04
Class R2 Shares	$10.09
Institutional Class Shares	$10.16
Service Class Shares	$10.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

52	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$10,384,217
Interest income from affiliates	1,885,266
Other income from non-affiliates	2,767

Total Income	12,272,250

EXPENSES:
Investment advisory fees	643,902
Fund administration fees	180,923
Distribution fees Class A	88,978
Distribution fees Class B	34,665
Distribution fees Class C	403,156
Distribution fees Class R2	389,027
Distribution fees Service Class	725,713
Administrative servicing fees Class A	5,454
Administrative servicing fees Class R2	112,271
Administrative servicing fees Service Class	438,401
Registration and filing fees	71,311
Professional fees	33,419
Printing fees	17,991
Trustee fees	13,723
Custodian fees	22,523
Accounting and transfer agent fees	95,808
Compliance program costs (Note 3)	585
Other	21,692

Total expenses before earnings credit	3,299,542

Earnings credit (Note 5)	(329)

Net Expenses	3,299,213

NET INVESTMENT INCOME	8,973,037

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	501,811
Net realized gains from investment transactions with affiliates	4,476,095

Net realized gains from investments	4,977,906

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,439,588

Net realized/unrealized gains from affiliated investments	10,417,494

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,390,531

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	53

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$8,973,037	$8,833,850
Net realized gains/(losses) from investment transactions	4,977,906	(4,672,707)
Net change in unrealized appreciation from investments	5,439,588	34,880,745

Change in net assets resulting from operations	19,390,531	39,041,888

Distributions to Shareholders From:
Net investment income:
Class A	(713,679)	(668,322)
Class B	(41,756)	(77,667)
Class C	(511,838)	(586,501)
Class R2	(1,270,407)	(1,150,448)
Institutional Class	(1,059,701)	(724,205)
Service Class	(5,395,594)	(5,512,273)

Change in net assets from shareholder distributions	(8,992,975)	(8,719,416)

Change in net assets from capital transactions	19,247,647	33,559,372

Change in net assets	29,645,203	63,881,844

Net Assets:
Beginning of year	474,144,686	410,262,842

End of year	$503,789,889	$474,144,686

Accumulated undistributed net investment income at end of year	$601,156	$620,203

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,630,736	$12,464,939
Dividends reinvested	487,336	468,969
Cost of shares redeemed	(8,083,957)	(9,337,328)

Total Class A	3,034,115	3,596,580

Class B Shares
Proceeds from shares issued	176,566	378,206
Dividends reinvested	30,092	53,803
Cost of shares redeemed	(2,493,468)	(1,856,108)

Total Class B	(2,286,810)	(1,424,099)

Class C Shares
Proceeds from shares issued	5,777,592	8,399,992
Dividends reinvested	217,599	238,817
Cost of shares redeemed	(8,639,865)	(9,012,315)

Total Class C	(2,644,674)	(373,506)

Class R2 Shares
Proceeds from shares issued	16,260,577	18,686,192
Dividends reinvested	1,228,007	1,112,517
Cost of shares redeemed	(11,591,027)	(6,602,436)

Total Class R2	5,897,557	13,196,273

The accompanying notes are an integral part of these financial statements.

54	Annual Report 2011

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$20,993,371	$23,057,294
Dividends reinvested	1,059,701	724,205
Cost of shares redeemed	(7,363,698)	(7,137,532)

Total Institutional Class	14,689,374	16,643,967

Service Class Shares
Proceeds from shares issued	50,348,865	46,907,755
Dividends reinvested	5,395,594	5,512,199
Cost of shares redeemed	(55,186,374)	(50,499,797)

Total Service Class	558,085	1,920,157

Change in net assets from capital transactions	$19,247,647	$33,559,372

SHARE TRANSACTIONS:
Class A Shares
Issued	1,055,184	1,317,093
Reinvested	48,628	49,473
Redeemed	(807,372)	(984,301)

Total Class A Shares	296,440	382,265

Class B Shares
Issued	17,395	38,855
Reinvested	2,999	5,687
Redeemed	(249,492)	(194,199)

Total Class B Shares	(229,098)	(149,657)

Class C Shares
Issued	576,204	889,866
Reinvested	21,805	25,325
Redeemed	(858,758)	(947,509)

Total Class C Shares	(260,749)	(32,318)

Class R2 Shares
Issued	1,617,422	1,960,889
Reinvested	122,400	117,176
Redeemed	(1,146,064)	(689,598)

Total Class R2 Shares	593,758	1,388,467

Institutional Class Shares
Issued	2,069,216	2,404,928
Reinvested	104,902	75,626
Redeemed	(721,255)	(740,115)

Total Institutional Class Shares	1,452,863	1,740,439

Service Class Shares
Issued	4,965,801	4,898,594
Reinvested	536,070	578,727
Redeemed	(5,451,997)	(5,287,061)

Total Service Class Shares	49,874	190,260

Total change in shares	1,903,088	3,519,456

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	55

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%		$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010 (d)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%		$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (d)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%		$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%	)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%		$29,097,449	0.46%	3.06%	0.46%	12.07%

Class B Shares
Year Ended October 31, 2011 (d)	$9.86	0.13	0.22	0.35	(0.12)	–	(0.12)	$10.09	3.55%		$2,605,396	1.22%	1.33%	1.22%	17.89%
Year Ended October 31, 2010 (d)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%		$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009 (d)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%		$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%	)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%		$7,750,492	1.20%	2.30%	1.20%	12.07%

Class C Shares
Year Ended October 31, 2011 (d)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%		$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010 (d)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%		$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (d)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%		$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%	)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%		$45,138,980	1.20%	2.30%	1.20%	12.07%

Class R2 Shares (e)
Year Ended October 31, 2011 (d)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%		$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010 (d)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%		$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (d)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%		$55,375,781	0.89%	2.06%	0.89%	22.80%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%	)	$29,677,803	0.84%	2.57%	0.84%	25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%		$17,913,023	0.83%	2.78%	0.83%	12.07%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%		$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010 (d)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%		$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (d)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%		$20,004,640	0.22%	2.73%	0.22%	22.80%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%	)	$11,932,939	0.20%	3.22%	0.20%	25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%		$13,889,521	0.21%	3.30%	0.21%	12.07%

Service Class Shares
Year Ended October 31, 2011 (d)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%		$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010 (d)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%		$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (d)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%		$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%	)	$234,436,969	0.59%	2.83%	0.59%	25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%		$297,623,382	0.60%	2.99%	0.60%	12.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

56	Annual Report 2011

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 3.51% versus 3.81% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 436 funds as of October 31, 2011) was 3.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund, the Nationwide Bond Index Fund and the Nationwide Contract (with target allocations of 12%, 40% and 18%, respectively), which gained 7.91%, 4.68% and 3.60%, respectively.

Nine out of 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the BARCAP U.S. Aggregate Bond Index contributed the most to the Index with 6.14%, and the government-related sector,

with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying investments that detracted from Fund performance or contributed the smallest relative returns to the Fund during the reporting period were the Nationwide International Index Fund, with a target allocation of 5%, which registered -5.57%, and the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 14% and 8%, respectively), which returned 0.41% and 0.00%, respectively.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

Short-term bonds and, in particular, money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. The Nationwide Enhanced Income Fund has made subtle shifts in its portfolio in an effort to capture more yield without compromising the portfolio’s credit quality or duration characteristics.

As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Annual Report	57

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.51%	3.52%	4.00%
	w/SC2	(2.44)%	2.31%	3.38%
Class B	w/o SC1	2.75%	2.80%	3.27%
	w/SC3	(2.25)%	2.44%	3.27%
Class C	w/o SC1	2.63%	2.78%	3.26%
	w/SC4	1.63%	2.78%	3.26%
Class R2[5,6,7]		3.10%	3.18%	3.65%
Institutional Class[5,8]		3.75%	3.83%	4.21%
Service Class[5]		3.35%	3.41%	3.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.79%
Class B	1.51%
Class C	1.51%
Class R2	1.15%
Institutional Class	0.51%
Service Class	0.90%
*	Current effective prospectus dated March 1, 2011. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

58	Annual Report 2011

Fund Performance	Nationwide Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Conservative Fund Composite Index(d), and the Consumer Price Index (CPI)(e) over a 10-year period ended 10/31/11. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite is a combination of the S&P 500 Index (20%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (45%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	59

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Investor Destinations Conservative Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	999.20	2.47	0.49
	Hypothetical	[c]	1,000.00	1,022.74	2.50	0.49
Class B Shares	Actual		1,000.00	995.20	6.24	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24
Class C Shares	Actual		1,000.00	995.40	6.24	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24
Class R2 Shares	Actual		1,000.00	997.20	4.43	0.88
	Hypothetical	[c]	1,000.00	1,020.77	4.48	0.88
Institutional Class Shares	Actual		1,000.00	1,000.40	1.21	0.24
	Hypothetical	[c]	1,000.00	1,024.00	1.22	0.24
Service Class Shares	Actual		1,000.00	998.40	3.22	0.64
	Hypothetical	[c]	1,000.00	1,021.98	3.26	0.64

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

60	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Investor Destinations Conservative Fund

Asset Allocation
Fixed Income Funds	53.2%
Equity Funds	21.4%
Fixed Contract	17.6%
Money Market Fund	7.8%
Other assets in excess of liabilities ††	0.0%

100.0%

Top Holdings †
Nationwide Bond Index Fund, Institutional Class	39.4%
Nationwide Fixed Contract	17.6%
Nationwide Enhanced Income Fund, Institutional Class	13.8%
Nationwide S&P 500 Index Fund, Institutional Class	12.8%
Nationwide Money Market Fund, Institutional Class	7.8%
Nationwide International Index Fund, Institutional Class	5.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	61

Statement of Investments

October 31, 2011

Nationwide Investor Destinations Conservative Fund

Mutual Funds 82.4%

	Shares	Market Value

Equity Funds 21.4%
Nationwide International Index Fund, Institutional Class (a)	3,027,850	$20,347,149
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	866,752	12,619,913
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,692,356	49,410,510

Total Equity Funds (cost $72,209,921)		82,377,572

Fixed Income Funds 53.2%
Nationwide Bond Index Fund, Institutional Class (a)	12,969,958	152,137,612
Nationwide Enhanced Income Fund, Institutional Class (a)	5,906,881	53,043,794

Total Fixed Income Funds (cost $197,560,864)		205,181,406

Money Market Fund 7.8%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	30,243,402	30,243,402

Total Money Market Fund (cost $30,243,402)		30,243,402

Total Mutual Funds (cost $300,014,187)		317,802,380

Fixed Contract 17.6%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$67,962,351	$67,962,351

Total Fixed Contract (cost $67,962,351)		67,962,351

Total Investments (cost $367,976,538) (d) — 100.0%		385,764,731

Other assets in excess of liabilities — 0.0% †		81,512

NET ASSETS — 100.0%		$385,846,243

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

62	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $367,976,538)	$385,764,731
Cash	22
Receivable for capital shares issued	1,803,212
Prepaid expenses	31,739

Total Assets	387,599,704

Liabilities:
Payable for investments purchased	1,371,334
Payable for capital shares redeemed	146,204
Accrued expenses and other payables:
Investment advisory fees	41,616
Fund administration fees	12,598
Distribution fees	106,691
Administrative servicing fees	33,112
Accounting and transfer agent fees	17,786
Trustee fees	1,002
Custodian fees	2,553
Compliance program costs (Note 3)	399
Professional fees	11,264
Printing fees	3,787
Other	5,115

Total Liabilities	1,753,461

Net Assets	$385,846,243

Represented by:
Capital	$372,388,690
Accumulated undistributed net investment income	617,698
Accumulated net realized losses from investment transactions with affiliates	(4,948,338)
Net unrealized appreciation/(depreciation) from investments in affiliates	17,788,193

Net Assets	$385,846,243

Net Assets:
Class A Shares	$34,889,691
Class B Shares	1,108,932
Class C Shares	33,770,729
Class R2 Shares	60,593,403
Institutional Class Shares	36,683,488
Service Class Shares	218,800,000

Total	$385,846,243

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,382,055
Class B Shares	107,058
Class C Shares	3,284,631
Class R2 Shares	5,889,617
Institutional Class Shares	3,541,790
Service Class Shares	21,169,002

Total	37,374,153

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	63

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.32
Class B Shares (a)	$10.36
Class C Shares (b)	$10.28
Class R2 Shares	$10.29
Institutional Class Shares	$10.36
Service Class Shares	$10.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.95

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

64	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$6,899,671
Interest income from affiliates	2,256,144
Other income from non-affiliates	1,989

Total Income	9,157,804

EXPENSES:
Investment advisory fees	464,303
Fund administration fees	143,279
Distribution fees Class A	63,886
Distribution fees Class B	13,541
Distribution fees Class C	327,080
Distribution fees Class R2	279,768
Distribution fees Service Class	525,296
Administrative servicing fees Class A	1,732
Administrative servicing fees Class R2	80,086
Administrative servicing fees Service Class	310,402
Registration and filing fees	69,438
Professional fees	23,643
Printing fees	6,651
Trustee fees	10,478
Custodian fees	16,016
Accounting and transfer agent fees	102,392
Compliance program costs (Note 3)	414
Other	17,868

Total expenses before earnings credit	2,456,273

Earnings credit (Note 5)	(230)

Net Expenses	2,456,043

NET INVESTMENT INCOME	6,701,761

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	183,179
Net realized gains from investment transactions with affiliates	4,360,125

Net realized gains from investments	4,543,304

Net change in unrealized appreciation/(depreciation) from investments in affiliates	206,062

Net realized/unrealized gains from affiliated investments	4,749,366

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,451,127

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	65

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$6,701,761	$6,857,193
Net realized gains/(losses) from investment transactions	4,543,304	(1,536,348)
Net change in unrealized appreciation from investments	206,062	14,683,528

Change in net assets resulting from operations	11,451,127	20,004,373

Distributions to Shareholders From:
Net investment income:
Class A	(526,213)	(418,973)
Class B	(17,208)	(36,218)
Class C	(431,797)	(533,915)
Class R2	(919,523)	(882,627)
Institutional Class	(728,455)	(461,068)
Service Class	(4,068,753)	(4,425,606)

Change in net assets from shareholder distributions	(6,691,949)	(6,758,407)

Change in net assets from capital transactions	35,978,447	36,424,318

Change in net assets	40,737,625	49,670,284

Net Assets:
Beginning of year	345,108,618	295,438,334

End of year	$385,846,243	$345,108,618

Accumulated undistributed net investment income at end of year	$617,698	$607,251

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,732,125	$15,946,616
Dividends reinvested	294,895	246,542
Cost of shares redeemed	(9,584,518)	(10,243,340)

Total Class A	12,442,502	5,949,818

Class B Shares
Proceeds from shares issued	130,038	96,144
Dividends reinvested	11,933	23,015
Cost of shares redeemed	(795,241)	(1,292,986)

Total Class B	(653,270)	(1,173,827)

Class C Shares
Proceeds from shares issued	8,634,810	9,860,491
Dividends reinvested	172,627	210,316
Cost of shares redeemed	(8,987,002)	(9,206,234)

Total Class C	(179,565)	864,573

Class R2 Shares
Proceeds from shares issued	22,197,487	20,448,409
Dividends reinvested	867,196	811,761
Cost of shares redeemed	(16,407,038)	(8,286,828)

Total Class R2	6,657,645	12,973,342

The accompanying notes are an integral part of these financial statements.

66	Annual Report 2011

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$17,963,879	$18,531,451
Dividends reinvested	728,455	461,068
Cost of shares redeemed	(8,591,486)	(3,812,900)

Total Institutional Class	10,100,848	15,179,619

Service Class Shares
Proceeds from shares issued	56,032,567	44,847,249
Dividends reinvested	4,068,625	4,425,532
Cost of shares redeemed	(52,490,905)	(46,641,988)

Total Service Class	7,610,287	2,630,793

Change in net assets from capital transactions	$35,978,447	$36,424,318

SHARE TRANSACTIONS:
Class A Shares
Issued	2,115,732	1,606,131
Reinvested	28,824	24,867
Redeemed	(932,632)	(1,031,349)

Total Class A Shares	1,211,924	599,649

Class B Shares
Issued	12,661	9,572
Reinvested	1,162	2,319
Redeemed	(77,265)	(129,451)

Total Class B Shares	(63,442)	(117,560)

Class C Shares
Issued	844,312	996,036
Reinvested	16,924	21,303
Redeemed	(877,441)	(927,630)

Total Class C Shares	(16,205)	89,709

Class R2 Shares
Issued	2,168,339	2,054,692
Reinvested	84,945	82,040
Redeemed	(1,601,132)	(831,769)

Total Class R2 Shares	652,152	1,304,963

Institutional Class Shares
Issued	1,742,391	1,855,042
Reinvested	70,929	46,237
Redeemed	(832,690)	(381,904)

Total Institutional Class Shares	980,630	1,519,375

Service Class Shares
Issued	5,445,113	4,500,513
Reinvested	396,931	445,535
Redeemed	(5,107,455)	(4,684,991)

Total Service Class Shares	734,589	261,057

Total change in shares	3,499,648	3,657,193

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2011 (d)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%		$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (d)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%		$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (d)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%		$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%	)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%		$20,101,731	0.47%	3.54%	0.47%	10.69%

Class B Shares
Year Ended October 31, 2011 (d)	$10.21	0.14	0.14	0.28	(0.13)	–	(0.13)	$10.36	2.75%		$1,108,932	1.24%	1.37%	1.24%	17.28%
Year Ended October 31, 2010 (d)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%		$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (d)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%		$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%	)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%		$3,701,270	1.20%	2.81%	1.21%	10.69%

Class C Shares
Year Ended October 31, 2011 (d)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%		$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (d)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%		$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (d)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%		$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%	)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%		$21,304,049	1.21%	2.81%	1.21%	10.69%

Class R2 Shares (e)
Year Ended October 31, 2011 (d)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%		$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (d)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%		$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (d)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%		$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%	)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%		$7,900,079	0.83%	3.17%	0.83%	10.69%

Institutional Class Shares
Year Ended October 31, 2011 (d)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%		$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (d)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%		$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (d)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%		$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%	)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%		$5,019,624	0.22%	3.77%	0.22%	10.69%

Service Class Shares
Year Ended October 31, 2011 (d)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%		$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (d)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%		$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (d)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%		$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%	)	$175,298,293	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%		$190,120,407	0.61%	3.41%	0.61%	10.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

68	Annual Report 2011

Notes to Financial Statements

October 31, 2011

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by a Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2011, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations

  Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations

  Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which quotations are not readily available are valued at fair value, in accordance with the procedures described below. U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

2011 Annual Report	69

Notes to Financial Statements (Continued)

October 31, 2011

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of a Fund’s investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value, and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a rate of interest. The interest rate is a minimum of

70	Annual Report 2011

3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended October 31, 2011, the rate was 3.60%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed principal amount and will not directly participate in the actual experience of the assets underlying the contract. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

Investor Destinations Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$995,275,850	$—	$—	$995,275,850
Total	$995,275,850	$—	$—	$995,275,850

Investor Destinations Moderately Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$39,094,099	$—	$39,094,099
Mutual Funds	1,639,202,027	—	—	1,639,202,027
Total	$1,639,202,027	$39,094,099	$—	$1,678,296,126

Investor Destinations Moderate

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$99,368,311	$—	$99,368,311
Mutual Funds	1,397,313,753	—	—	1,397,313,753
Total	$1,397,313,753	$99,368,311	$—	$1,496,682,064

Investor Destinations Moderately Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$52,553,168	$—	$52,553,168
Mutual Funds	451,643,610	—	—	451,643,610
Total	$451,643,610	$52,553,168	$—	$504,196,778

Investor Destinations Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$67,962,351	$—	$67,962,351
Mutual Funds	317,802,380	—	—	317,802,380
Total	$317,802,380	$67,962,351	$—	$385,764,731

*	See Statement of Investments for identification of Fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

2011 Annual Report	71

Notes to Financial Statements (Continued)

October 31, 2011

For the year ended October 31, 2011, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2011, Investor Destinations Aggressive, Investor Destinations Moderately Aggressive, Investor Destinations Moderate, Investor Destinations Moderately Conservative had an overdrawn balance of $1,804, $3,561, $2,919, $339, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2011 are primarily attributable to litigation income and distribution redesignations. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an

72	Annual Report 2011

increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s taxable years 2008 to 2011 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to file amended Forms 1099. The Modernization Act is effective for taxable years beginning after December 22, 2010.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement that limited the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 29, 2012:

Fund	Classes	Amount (annual rate)
Investor Destinations Aggressive	All Classes	0.25%
Investor Destinations Moderately Aggressive	All Classes	0.25%
Investor Destinations Moderate	All Classes	0.25%
Investor Destinations Moderately Conservative	All Classes	0.25%
Investor Destinations Conservative	All Classes	0.25%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not

2011 Annual Report	73

Notes to Financial Statements (Continued)

October 31, 2011

permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ended October 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees. As of October 31, 2011, the Funds had no cumulative potential reimbursements.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2011, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $5,336.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares, and 0.25% of Service Class shares of each Fund. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended

74	Annual Report 2011

October 31, 2011, NFD received commissions of $973,154 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $62,383 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

For the year ended October 31, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$1,289,966
Investor Destinations Moderately Aggressive	2,070,491
Investor Destinations Moderate	1,658,921
Investor Destinations Moderately Conservative	556,126
Investor Destinations Conservative	392,220

As of October 31, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	86.54%
Investor Destinations Moderately Aggressive	86.03
Investor Destinations Moderate	81.81
Investor Destinations Moderately Conservative	82.95
Investor Destinations Conservative	80.87

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2011 Annual Report	75

Notes to Financial Statements (Continued)

October 31, 2011

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and several of the Funds invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended October 31, 2011 were as follows:

Investor Destinations Aggressive
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide International Index Fund	$296,250,193	$44,403,145	$20,963,050	$7,896,374	$(2,345,670)	$295,263,917
Nationwide Mid Cap Market Index Fund	149,595,799	14,133,838	23,022,439	1,699,266	1,711,551	152,510,804
Nationwide S&P 500 Index Fund	395,926,360	23,650,320	43,053,970	8,972,113	955,600	397,997,931
Nationwide Small Cap Index Fund	100,636,048	9,901,852	13,987,683	1,099,891	(654,637)	103,632,738
Nationwide Bond Index Fund	48,048,856	9,445,307	12,410,459	1,610,534	929,936	45,870,460

Investor Destinations Moderately Aggressive
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide International Index Fund	$416,145,508	$65,319,599	$28,354,845	$11,071,534	$(4,132,973)	$420,212,139
Nationwide Mid Cap Market Index Fund	252,030,075	25,634,155	94,060,312	2,870,439	4,910,054	208,403,815
Nationwide S&P 500 Index Fund	538,718,209	35,224,261	57,290,384	13,207,425	3,349,951	594,866,905
Nationwide Small Cap Index Fund	84,726,591	62,154,804	7,227,774	1,038,378	(700,008)	141,550,110
Nationwide Bond Index Fund	242,778,547	41,545,463	53,031,015	8,109,676	4,074,728	235,144,311
Nationwide Enhanced Income Fund	40,545,792	5,161,708	6,263,338	589,078	(103,799)	39,024,747
Nationwide Fixed Contract	40,063,311	6,572,631	8,976,196	1,434,353	—	39,094,099

Investor Destinations Moderate
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide International Index Fund	$218,041,941	$59,218,857	$15,138,369	$5,912,441	$(2,930,334)	$243,851,127
Nationwide Mid Cap Market Index Fund	146,700,602	25,344,233	27,332,721	1,679,426	2,196,418	157,496,133
Nationwide S&P 500 Index Fund	436,914,864	47,984,662	65,010,413	9,853,422	2,640,606	446,996,434
Nationwide Small Cap Index Fund	74,003,274	13,195,230	12,905,420	810,991	(430,694)	80,222,190
Nationwide Bond Index Fund	353,250,931	44,433,163	61,438,828	11,697,695	4,982,823	341,349,154
Nationwide Enhanced Income Fund	91,848,041	15,049,716	13,526,850	1,319,732	(164,638)	92,069,172
Nationwide Money Market Fund	21,030,891	18,625,411	4,326,758	177	—	35,329,543
Nationwide Fixed Contract	98,497,076	13,170,752	15,895,469	3,595,952	—	99,368,311

76	Annual Report 2011

Investor Destinations Moderately Conservative
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide International Index Fund	$48,212,515	$10,002,377	$3,149,395	$1,295,248	$(1,762,561)	$51,355,476
Nationwide Mid Cap Market Index Fund	48,668,634	7,437,205	30,105,349	557,967	5,475,940	31,838,536
Nationwide S&P 500 Index Fund	96,627,779	18,475,972	6,571,717	2,240,033	(642,019)	114,244,587
Nationwide Small Cap Index Fund	—	19,839,163	272,928	21,668	(33,405)	19,757,000
Nationwide Bond Index Fund	164,162,837	37,392,747	27,148,331	5,637,363	2,093,577	177,240,104
Nationwide Enhanced Income Fund	46,729,974	4,195,286	12,310,658	631,783	(153,626)	38,167,901
Nationwide Money Market Fund	18,533,382	2,539,612	2,032,988	155	—	19,040,006
Nationwide Fixed Contract	51,557,648	6,233,506	7,123,253	1,885,266	—	52,553,168

Investor Destinations Conservative
Affiliated Issuer	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide International Index Fund	$17,697,469	$6,712,476	$2,870,513	$472,910	$(299,480)	$20,347,149
Nationwide Mid Cap Market Index Fund	17,849,338	4,468,972	11,881,517	202,402	3,971,292	12,619,913
Nationwide S&P 500 Index Fund	35,455,455	15,668,283	3,913,201	839,296	(336,920)	49,410,510
Nationwide Bond Index Fund	137,540,220	33,317,649	20,815,773	4,625,845	1,450,777	152,137,612
Nationwide Enhanced Income Fund	54,763,189	10,448,390	11,630,825	759,048	(242,365)	53,043,794
Nationwide Money Market Fund	20,361,005	12,441,319	2,558,923	170	—	30,243,402
Nationwide Fixed Contract	61,674,647	12,260,287	8,228,726	2,256,144	—	67,962,351

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.10% per year on $90,000,000 effective through July 20, 2011, and 0.08% per year on $90,000,000 effective July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2011.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use

2011 Annual Report	77

Notes to Financial Statements (Continued)

October 31, 2011

the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2011, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$101,534,462	$113,437,601
Investor Destinations Moderately Aggressive	241,612,621	255,203,864
Investor Destinations Moderate	237,022,024	215,574,828
Investor Destinations Moderately Conservative	106,115,868	88,714,619
Investor Destinations Conservative	95,317,376	61,899,478

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risk Associated with REIT and Real Estate Investments. Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Markets. Certain Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. An Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by an Underlying Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

78	Annual Report 2011

9.  Other

As of October 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	51.63%	3
Investor Destinations Moderately Aggressive	61.24	4
Investor Destination Moderate	46.73	3
Investor Destinations Moderately Conservative	43.44	2
Investor Destinations Conservative	47.21	2

10.  New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowing. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IRFSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities must disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the sensitivity of the fair value measurement to changes in the unobservable inputs, and the interrelationships between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds financial statement disclosures.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Investor Destinations Aggressive	$14,589,390	$298,895	$14,888,285	$14,888,285
Investor Destinations Moderately Aggressive	27,185,876	—	27,185,876	27,185,876
Investor Destinations Moderate	25,211,008	—	25,211,008	25,211,008
Investor Destinations Moderately Conservative	8,992,975	—	8,992,975	8,992,975
Investor Destinations Conservative	6,691,949	—	6,691,949	6,691,949

Amounts designated as “—” are zero or have been rounded to zero.

2011 Annual Report	79

Notes to Financial Statements (Continued)

October 31, 2011

The tax character of distributions paid during the year ended October 31, 2010 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Investor Destinations Aggressive	$12,412,206	$23,275,450	$35,687,656	$35,687,656
Investor Destinations Moderately Aggressive	24,169,849	29,255,014	53,424,863	53,424,863
Investor Destinations Moderate	23,424,915	4,658,543	28,083,458	28,083,458
Investor Destinations Moderately Conservative	8,719,416	—	8,719,416	8,719,416
Investor Destinations Conservative	6,758,407	—	6,758,407	6,758,407

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$—	$2,020,794	$2,020,794	$—	$(78,395,194)	$(76,374,400)
Investor Destinations Moderately Aggressive	255,413	11,052,698	11,308,111	—	(67,998,506)	(56,690,395)
Investor Destinations Moderate	959,111	8,647,990	9,607,101	—	1,894,833	11,501,934
Investor Destinations Moderately Conservative	601,156	5,171,017	5,772,173	—	10,452,317	16,224,490
Investor Destinations Conservative	617,698	2,598,881	3,216,579	—	10,240,974	13,457,553

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,073,671,044	$58,553,613	$(136,948,807)	$(78,395,194)
Investor Destinations Moderately Aggressive	1,746,294,632	104,282,441	(172,280,947)	(67,998,506)
Investor Destinations Moderate	1,494,787,231	92,437,286	(90,542,453)	1,894,833
Investor Destinations Moderately Conservative	493,744,461	25,608,312	(15,155,995)	10,452,317
Investor Destinations Conservative	375,523,757	13,025,233	(2,784,259)	10,240,974

80	Annual Report 2011

During the year ended October 31, 2011, for federal income tax purposes, the following Funds utilized capital loss carryforwards to offset capital gains:

Fund	Amount
Investor Destinations Aggressive	$1,726,229
Investor Destinations Moderately Aggressive	1,653,907
Investor Destinations Moderate	1,109,361
Investor Destinations Moderately Conservative	992,679
Investor Destinations Conservative	2,272,502

2011 Annual Report	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 22, 2011

82	Annual Report 2011

Supplemental Information

October 31, 2011 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the taxable year ended October 31, 2011, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	75.70%
Investor Destinations Moderately Aggressive	59.52%
Investor Destinations Moderate	46.26%
Investor Destinations Moderately Conservative	29.67%
Investor Destinations Conservative	14.56%

2011 Annual Report	83

Management Information

October 31, 2011

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1],2	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

84	Annual Report 2011

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1],2	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2011 Annual Report	85

Management Information (Continued)

October 31, 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

86	Annual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Kevin Grether 1970	Interim Chief Compliance Officer since August 2011	Mr. Grether is Chief Compliance Officer of Nationwide Asset Management LLC, an SEC-registered investment adviser, since April 2007, and an Associate Vice President of Nationwide Mutual Insurance Company since February 2009[4]. From 2005 until April 2007, Mr. Grether was a compliance professional with Nationwide Financial Services, Inc[4]. Mr. Grether became the Interim Chief Compliance Officer of NFA in August 2011.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2011 Annual Report	87

P.O Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

AR-ID 12/11

Nationwide Mutual Funds

AnnualReport

October 31, 2011

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

AnnualReport

October 31, 2011

Contents

1	Message to Shareholders
5	Summary of Market Environment

Target Destination Funds
7	Nationwide Destination 2010 Fund
21	Nationwide Destination 2015 Fund
34	Nationwide Destination 2020 Fund
48	Nationwide Destination 2025 Fund
62	Nationwide Destination 2030 Fund
76	Nationwide Destination 2035 Fund
90	Nationwide Destination 2040 Fund
104	Nationwide Destination 2045 Fund
118	Nationwide Destination 2050 Fund
132	Nationwide Destination 2055 Fund
144	Nationwide Retirement Income Fund

158	Notes to Financial Statements

173	Report of Independent Registered Public Accounting Firm

174	Supplemental Information

176	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

October 31, 2011

Dear Shareholder,

Mark Twain astutely observed, “Climate is what we expect, weather is what we get.” Stormy, volatile weather has plagued the global economy during the 12-month reporting period ended October 31, 2011. Like the recent surprise October snowstorm in the mid-Atlantic and northeastern regions of the United States, wild economic conditions now have many investors expecting the unexpected.

The good news is that while we can’t control the external state of economic affairs, we can take charge of how we proactively plan for whatever may happen. Nationwide Mutual Funds takes a long-term, outcome-based approach to providing investment solutions designed to shepherd investors through all types of economic environments. The Funds offer careful asset allocation, diversification and prudent risk management to help you and your investment professional, rain or shine.

It’s true that the global economy faces unprecedented challenges, including the European debt crisis, unresolved U.S. fiscal policy, and lackluster consumer confidence. However, it’s important for investors to see beyond the ups and downs of day-to-day headlines and instead focus on maintaining a forward-looking investment plan that is strategic and robust.

As 2011 comes to a close and we begin 2012, we hope that market conditions will provide support for stronger growth and less volatility. But, if unpredictability persists, you can be confident that at Nationwide Mutual Funds we have the foundation, experience and dedication needed to serve you as you pursue your future investment goals.

Thank you for choosing to invest in Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Mutual Funds

2011 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the Funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Ibbotson Associates, Inc. (“Ibbotson”) is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc. The Ibbotson name and logo are properties of Ibbotson. Ibbotson and its affiliates are not related to Nationwide and its affiliates.

Because each asset class has target allocation ranges based on research conducted by Ibbotson for Nationwide Funds GroupSM, these allocations will vary. Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

2	Annual Report 2011

The Nationwide International Index Fund (the Fund) is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays Capital (BARCAP) U.S. Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index that measures the performance of all publicly issued, investment-grade securities in the inflation-protected sector of the U.S. Treasury market that have at least one year remaining to maturity and an outstanding face value of $250 million or more.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also

2011 Annual Report	3

Important Disclosures (continued)

pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morningstar® (Mstar) Lifetime Allocation Indexes: A family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Morningstar, Inc. NFD is affiliated with Nationwide Fund Advisors.

4	Annual Report 2011

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2011.

In November 2010, the U.S. stock market barely posted a gain due to investors’ concerns about Europe’s sovereign debt crisis, tightening monetary policy in China and potential fiscal debt problems within the United States stemming from the government’s economic stimulus policies. The market finished the fourth quarter of 2010 with a gain, however, due mostly to positive corporate earnings and improved consumer sentiment.

The U.S. stock market got off to a strong start in January 2011, but volatility soon returned during the first quarter of 2011, mainly caused by a devastating earthquake and tsunami in Japan, as well as by conflicts in the Middle East, which prompted oil prices to rise. Despite the numerous crises confronting investors, the Standard & Poor’s 500® (S&P 500) Index posted a positive return for the first quarter of 2011. While the rate of unemployment within the United States remained high, the job market began to show signs of life, as did mergers-and-acquisitions activity during the first quarter of 2011. Further, fourth-quarter 2010 gross domestic product (GDP) published during the first quarter of 2011 was 3.1%, which put the U.S. economy squarely into expansion territory.

The second quarter of 2011 saw many of the same problems that had occurred in the spring of 2010. U.S. stock market security prices experienced abrupt erratic movements as Greece’s debt crisis loomed. In addition, investors grew fearful about a direct shift from economic expansion to recession in China and the possible impact on the global economy as that country sought to improve its housing market. Investors also were fearful about the growth potential of the U.S. economy as the U.S. Federal Reserve Board’s Quantitative Easing 2 (QE2) program came to an end and politicians debated the pros and cons of raising the U.S. debt ceiling. The U.S. stock market ended flat for the second quarter of 2011, but had been a wild roller-coaster ride for investors from beginning to end.

Equity volatility continued into the third quarter of 2011 as the sovereign debt crisis dominated headline news. Fears of a recession spread globally, including concerns about a double-dip recession fueled by softer global economic data, political issues in both the United States and Europe, and the fear of contagion if Greece defaulted on its outstanding debt. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), spiked during the third quarter of 2011; a number of market indexes rose and fell by more than 3% on many trading days during the third quarter. In addition, individual stocks stopped trading based on company fundamentals and were instead trading based on headlines about the broad economy.

Notably during the third quarter of 2011, Standard & Poor’s downgraded the AAA debt of the United States to AA+ for the first time in the ratings agency’s history. Equity markets continued to decline after the downgrade, and a flight to quality ensued. U.S. interest rates declined and gold reached a record high of $1,877 per troy ounce during the third quarter. The S&P 500 Index posted a negative return for the third quarter.

The Federal Reserve made two important announcements during the third quarter of 2011. It committed to keeping the federal funds rate low through mid-2013 and it announced “Operation Twist,” a Fed initiative to extend the average maturity of its Treasury holdings and resume purchasing Agency mortgage-backed securities. These actions were an attempt to flatten the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and entice investors into riskier assets.

For the annual reporting period ended October 31, 2011, large-capitalization U.S. equities, as measured by the S&P 500 Index, returned 8.09%. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400® (S&P 400) Index, returned 8.55%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 6.71%.

International stocks and international emerging market stocks declined during the annual reporting period ended October 31, 2011. International stocks, as measured by the MSCI EAFE®) Index, registered -4.08%. Emerging market stocks, as measured by the MSCI Emerging Markets IndexSM, registered -9.97%.

The fixed-income markets were dominated by three themes during the annual reporting period: a sustained high rate of U.S. unemployment, an anemic housing market, and a ballooning budget deficit. While spread product (non-government higher-yielding securities) did well during the first half of the

2011 Annual Report	5

Summary of Market Environment (continued)

reporting period, this asset class suffered during the second half as concerns emerged about the global economy, prompting investors’ flight to quality. The yield curve flattened during the reporting period as a result. Interest rates remained at historically low levels, according to the Federal Open Market Committee (FOMC), as investors sought the safe haven of U.S. Treasuries. High-yield spreads widened during the reporting period and ended up well above their historical median level. High-yield default rates, however, remained at historic lows.

For the annual reporting period ended October 31, 2011, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 5.00%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 3.32%, while the BofAML 10+ Year US Corporate Index returned 12.95% for the same time period. The high-yield market outperformed investment-grade bonds, with the BARCAP U.S. Corporate High Yield 2% Issuer Cap Index returning 5.16% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 4.54% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 10.16% for the reporting period.

Large government deficits and future inflationary worries are likely to continue to cloud the worldwide investment picture. While we see no evidence that the choppiness the economy has experienced during the past few years will subside, we are impressed by the resilience of the markets. We expect sustained expansion powered by the private sector. Despite the potential for short-term setbacks, we are optimistic about the long-term outlook for global markets and the U.S. economy.

6	Annual Report 2011

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2010 Fund (Class A at NAV) returned 2.08% versus 6.36% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 145 funds as of October 31, 2011) was 3.38% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative returns for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative returns came from the Fund’s investment in the iShares Barclays TIPS Bond Fund and in the Nationwide Alternatives Allocation Fund. The Fund invested in the iShares Barclays TIPS Bond Fund from November 1, 2010, through July 25, 2011, with a return of 4.36% for the period. From July 26, 2011, to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, with a return in its Treasury Inflation Protected Securities (TIPS) sleeve of 4.87% for the period.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

The Barclays Capital (BARCAP) U.S. Treasury Inflation Protected Securities (TIPS) Index, which invests in a broad range of securities in the inflation-protected sector of the U.S. Treasury market, returned 9.03% for the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most from the Fund’s relative returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.64% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted the most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Annual Report	7

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	2.08%	0.14%
	w/SC2	(3.83)%	(1.27)%
Class C	w/o SC1	1.46%	(0.47)%
	w/SC3	0.49%	(0.47)%
Class R1[4]		1.61%	(0.33)%
Class R2[4]		1.73%	(0.16)%
Institutional Service Class[4]		2.48%	0.44%
Institutional Class[4]		2.48%	0.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class C	1.64%
Class R1	1.54%
Class R2	1.39%
Institutional Service Class	0.89%
Institutional Class	0.64%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8	Annual Report 2011

Fund Performance	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Morningstar Lifetime Moderate 2010 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2011 Annual Report	9

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2010 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	942.30	4.06	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	938.70	6.50	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	939.90	6.01	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	941.00	5.28	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	943.60	1.57	0.32
	Hypothetical	[c]	1,000.00	1,023.59	1.63	0.32
Institutional Class Shares	Actual		1,000.00	943.70	1.62	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Destination 2010 Fund

Asset Allocation
Fixed Income Funds	41.2%
Equity Funds	28.8%
Alternative Assets	27.1%
Money Market Fund	3.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide Alternatives Allocation Fund, Institutional Class	27.1%
Nationwide Bond Index Fund, Institutional Class	26.2%
Nationwide S&P 500 Index Fund, Institutional Class	16.6%
Vanguard Short-Term Bond Index Fund, ETF Shares	14.9%
Nationwide International Index Fund, Institutional Class	6.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	4.1%
Nationwide Money Market Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	2.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	11

Statement of Investments

October 31, 2011

Nationwide Destination 2010 Fund

Mutual Funds 85.1%

	Shares	Market Value

Alternative Assets 27.1%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	936,277	$8,922,722

Total Alternative Assets (cost $9,330,081)		8,922,722

Equity Funds 28.8%
Nationwide International Index Fund, Institutional Class (a)	295,372	1,984,901
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	92,283	1,343,648
Nationwide S&P 500 Index Fund, Institutional Class (a)	518,575	5,460,600
Nationwide Small Cap Index Fund, Institutional Class (a)	58,876	671,182

Total Equity Funds (cost $9,409,184)		9,460,331

Fixed Income Fund 26.2%
Nationwide Bond Index Fund, Institutional Class (a)	733,785	8,607,297

Total Fixed Income Fund (cost $8,420,593)		8,607,297

Money Market Fund 3.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	984,696	984,696

Total Money Market Fund (cost $984,696)		984,696

Total Mutual Funds (cost $28,144,554)		27,975,046

Exchange Traded Fund 15.0%

	Shares	Market Value

Fixed Income Fund 15.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	60,337	$4,916,259

Total Fixed Income Fund (cost $4,887,981)		4,916,259

Total Exchange Traded Fund (cost $4,887,981)		4,916,259

Total Investments (cost $33,032,535) (c) — 100.1%		32,891,305

Liabilities in excess of other assets — (0.1)%		(22,291)

NET ASSETS — 100.0%		$32,869,014

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $28,144,554)	$27,975,046
Investments in non-affiliates, at value (cost $4,887,981)	4,916,259

Total Investments	32,891,305

Receivable for investments sold	11,622
Receivable for capital shares issued	16,545

Total Assets	32,919,472

Liabilities:
Payable for investments purchased	15,103
Payable for capital shares redeemed	499
Cash overdraft (Note 2)	10,190
Accrued expenses and other payables:
Investment advisory fees	9,061
Distribution fees	10,904
Administrative servicing fees	4,504
Trustee fees (Note 3)	25
Professional fees (Note 3)	172

Total Liabilities	50,458

Net Assets	$32,869,014

Represented by:
Capital	$31,072,446
Accumulated undistributed net investment income	18,481
Accumulated net realized gains from investment transactions	1,919,317
Net unrealized appreciation/(depreciation) from investments in affiliates	(169,508)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	28,278

Net Assets	$32,869,014

Net Assets:
Class A Shares	$7,858,531
Class C Shares	192,640
Class R1 Shares	2,051,724
Class R2 Shares	19,367,799
Institutional Service Class Shares	1,125
Institutional Class Shares	3,397,195

Total	$32,869,014

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	886,080
Class C Shares	21,784
Class R1 Shares	231,723
Class R2 Shares	2,188,430
Institutional Service Class Shares	127
Institutional Class Shares	382,539

Total	3,710,683

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	13

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.87
Class C Shares (a)	$8.84
Class R1 Shares	$8.85
Class R2 Shares	$8.85
Institutional Service Class Shares	$8.86
Institutional Class Shares	$8.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.41

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$439,596
Dividend income from non-affiliates	433,188
Other income from non-affiliates	176

Total Income	872,960

EXPENSES:
Investment advisory fees	107,393
Distribution fees Class A	20,524
Distribution fees Class C	1,933
Distribution fees Class R1	14,794
Distribution fees Class R2	91,526
Administrative servicing fees Class A	20,309
Administrative servicing fees Class R1	5,690
Administrative servicing fees Class R2	45,763
Professional fees (Note 3)	94
Trustee fees (Note 3)	570

Total Expenses	308,596

NET INVESTMENT INCOME	564,364

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	22,291
Net realized gain distributions from underlying non-affiliated funds	40,873
Net realized gains from investment transactions with affiliates	2,448,115
Net realized gains from investment transactions with non-affiliates	1,054,682

Net realized gains from affiliated and non-affiliated investments	3,565,961

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,598,244)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(993,978)

Net change in unrealized appreciation/(depreciation) from investments	(3,592,222)

Net realized/unrealized losses from affiliated and non-affiliated investments	(26,261)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$538,103

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	15

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$564,364	$443,884
Net realized gains from investment transactions	3,565,961	1,110,021
Net change in unrealized appreciation/(depreciation) from investments	(3,592,222)	1,435,687

Change in net assets resulting from operations	538,103	2,989,592

Distributions to Shareholders From:
Net investment income:
Class A	(158,371)	(97,872)
Class C	(2,673)	(1,298)
Class R1	(32,264)	(33,466)
Class R2	(295,564)	(220,375)
Institutional Service Class	(27)	(22)
Institutional Class	(82,936)	(81,282)
Net realized gains:
Class A	(242,020)	–
Class C	(5,401)	–
Class R1	(47,890)	–
Class R2	(485,166)	–
Institutional Service Class	(31)	–
Institutional Class	(93,076)	–

Change in net assets from shareholder distributions	(1,445,419)	(434,315)

Change in net assets from capital transactions	3,598,775	5,573,285

Change in net assets	2,691,459	8,128,562

Net Assets:
Beginning of year	30,177,555	22,048,993

End of year	$32,869,014	$30,177,555

Accumulated undistributed net investment income at end of year	$18,481	$17,547

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,130,877	$5,926,653
Dividends reinvested	400,391	97,872
Cost of shares redeemed	(4,541,799)	(1,975,215)

Total Class A	(10,531)	4,049,310

Class C Shares
Proceeds from shares issued	12,846	102,556
Dividends reinvested	8,074	1,298
Cost of shares redeemed	(12,569)	(4,653)

Total Class C	8,351	99,201

Class R1 Shares
Proceeds from shares issued	2,895,042	768,238
Dividends reinvested	80,154	33,466
Cost of shares redeemed	(2,295,286)	(2,110,354)

Total Class R1	679,910	(1,308,650)

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2011

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,747,181	$6,786,846
Dividends reinvested	780,730	220,375
Cost of shares redeemed	(4,705,260)	(3,503,353)

Total Class R2	2,822,651	3,503,868

Institutional Service Class Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	58	22
Cost of shares redeemed	–	(910)

Total Institutional Service Class	58	112

Institutional Class Shares
Proceeds from shares issued	1,561,473	906,220
Dividends reinvested	176,012	81,282
Cost of shares redeemed	(1,639,149)	(1,758,058)

Total Institutional Class	98,336	(770,556)

Change in net assets from capital transactions	$3,598,775	$5,573,285

SHARE TRANSACTIONS:
Class A Shares
Issued	450,096	692,027
Reinvested	44,580	11,339
Redeemed	(497,089)	(230,173)

Total Class A Shares	(2,413)	473,193

Class C Shares
Issued	1,408	11,925
Reinvested	902	151
Redeemed	(1,389)	(544)

Total Class C Shares	921	11,532

Class R1 Shares
Issued	315,125	89,441
Reinvested	8,924	3,922
Redeemed	(251,992)	(243,029)

Total Class R1 Shares	72,057	(149,666)

Class R2 Shares
Issued	745,147	787,034
Reinvested	87,107	25,692
Redeemed	(515,956)	(403,403)

Total Class R2 Shares	316,298	409,323

Institutional Service Class Shares
Issued	–	119
Reinvested	6	3
Redeemed	–	(108)

Total Institutional Service Class Shares	6	14

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	17

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	171,138	105,255
Reinvested	19,587	9,442
Redeemed	(180,606)	(204,823)

Total Institutional Class Shares	10,119	(90,126)

Total change in shares	396,988	654,270

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%		$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (f)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%		$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%		$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%	)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%		$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Year Ended October 31, 2011 (f)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%		$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%		$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%		$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%	)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Year Ended October 31, 2011 (f)	$9.11	0.13	0.01	0.14	(0.14)	(0.26)	(0.40)	$8.85	1.61%		$2,051,724	1.23%	1.40%	1.23%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.81	0.94	(0.11)	–	(0.11)	$9.11	11.34%		$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%		$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%	)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Year Ended October 31, 2011 (f)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%		$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%		$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%		$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%	)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%		$78,799	1.08%	0.05%	1.24%	6.28%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%		$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (f)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%		$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%		$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%	)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%		$1,058	0.71%	2.69%	0.71%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%		$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (f)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%		$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%		$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%	)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%		$1,060,116	0.33%	3.02%	0.50%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2011

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2015 Fund (Class A at NAV) returned 2.37% versus 6.42% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 129 funds as of October 31, 2011) was 3.09% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative returns for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative returns came from the Fund’s investment in the Nationwide Bond Index Fund, which gained 4.68%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index contributed the most to this Index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, from the Fund’s relative returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund ,which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

2011 Annual Report	21

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	2.37%	0.41%
	w/SC2	(3.49)%	(1.01)%
Class C	w/o SC1	1.88%	(0.10)%
	w/SC3	0.88%	(0.10)%
Class R1[4]		1.98%	(0.02)%
Class R2[4]		2.12%	0.15%
Institutional Service Class[4]		2.63%	0.60%
Institutional Class[4]		2.87%	0.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class C	1.64%
Class R1	1.54%
Class R2	1.39%
Institutional Service Class	0.89%
Institutional Class	0.64%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

22	Annual Report 2011

Fund Performance	Nationwide Destination 2015 Fund

2011 Annual Report	23

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, the Morningstar Lifetime Moderate 2015 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2015 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	934.60	4.05	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	932.30	6.48	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	933.10	5.99	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	934.30	5.27	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	936.00	2.83	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	936.20	1.61	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

24	Annual Report 2011

Portfolio Summary October 31, 2011	Nationwide Destination 2015 Fund

Asset Allocation
Equity Funds	36.8%
Fixed Income Funds	36.1%
Alternative Assets	24.2%
Money Market Fund	3.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide Bond Index Fund, Institutional Class	25.1%
Nationwide Alternatives Allocation Fund, Institutional Class	24.1%
Nationwide S&P 500 Index Fund, Institutional Class	20.7%
Vanguard Short-Term Bond Index Fund, ETF Shares	11.0%
Nationwide International Index Fund, Institutional Class	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.1%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
Nationwide Money Market Fund, Institutional Class	3.0%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	25

Statement of Investments

October 31, 2011

Nationwide Destination 2015 Fund

Mutual Funds 89.1%

	Shares	Market Value

Alternative Assets 24.2%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	3,375,226	$32,165,899

Total Alternative Assets (cost $33,679,413)		32,165,899

Equity Funds 36.8%
Nationwide International Index Fund, Institutional Class (a)	1,584,400	10,647,167
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	464,746	6,766,698
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,611,242	27,496,380
Nationwide Small Cap Index Fund, Institutional Class (a)	355,953	4,057,866

Total Equity Funds (cost $45,830,677)		48,968,111

Fixed Income Fund 25.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,852,947	33,465,074

Total Fixed Income Fund (cost $32,468,087)		33,465,074

Money Market Fund 3.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	3,980,029	3,980,029

Total Money Market Fund (cost $3,980,029)		3,980,029

Total Mutual Funds (cost $115,958,206)		118,579,113

Exchange Traded Fund 11.0%

	Shares	Market Value

Fixed Income Fund 11.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	179,088	$14,592,090

Total Fixed Income Fund (cost $14,432,554)		14,592,090

Total Exchange Traded Fund (cost $14,432,554)		14,592,090

Total Investments (cost $130,390,760) (c) — 100.1%		133,171,203

Liabilities in excess of other assets — (0.1)%		(102,042)

NET ASSETS — 100.0%		$133,069,161

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2011

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $115,958,206)	$118,579,113
Investments in non-affiliates, at value (cost $14,432,554)	14,592,090

Total Investments	133,171,203

Cash	53,425
Receivable for investments sold	114,594
Receivable for capital shares issued	246,616

Total Assets	133,585,838

Liabilities:
Payable for investments purchased	67,422
Payable for capital shares redeemed	359,486
Accrued expenses and other payables:
Investment advisory fees	36,273
Distribution fees	29,402
Administrative servicing fees	23,678
Trustee fees (Note 3)	53
Professional fees (Note 3)	363

Total Liabilities	516,677

Net Assets	$133,069,161

Represented by:
Capital	$122,420,677
Accumulated undistributed net investment income	61,938
Accumulated net realized gains from investment transactions	7,806,103
Net unrealized appreciation/(depreciation) from investments in affiliates	2,620,907
Net unrealized appreciation/(depreciation) from investments in non-affiliates	159,536

Net Assets	$133,069,161

Net Assets:
Class A Shares	$27,459,333
Class C Shares	751,548
Class R1 Shares	6,218,212
Class R2 Shares	47,081,936
Institutional Service Class Shares	41,721,194
Institutional Class Shares	9,836,938

Total	$133,069,161

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,981,316
Class C Shares	81,623
Class R1 Shares	676,774
Class R2 Shares	5,118,952
Institutional Service Class Shares	4,520,494
Institutional Class Shares	1,064,053

Total	14,443,212

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	27

Statement of Assets and Liabilities (Continued)

October 31, 2011

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.21
Class C Shares (a)	$9.21
Class R1 Shares	$9.19
Class R2 Shares	$9.20
Institutional Service Class Shares	$9.23
Institutional Class Shares	$9.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2011

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,872,954
Dividend income from non-affiliates	1,494,467
Other income from non-affiliates	653

Total Income	3,368,074

EXPENSES:
Investment advisory fees	416,084
Distribution fees Class A	68,425
Distribution fees Class C	6,976
Distribution fees Class R1	45,096
Distribution fees Class R2	240,906
Administrative servicing fees Class A	68,243
Administrative servicing fees Class R1	17,289
Administrative servicing fees Class R2	120,453
Administrative servicing fees Institutional Service Class	87,743
Professional fees (Note 3)	428
Trustee fees (Note 3)	2,342

Total Expenses	1,073,985

NET INVESTMENT INCOME	2,294,089

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	94,322
Net realized gain distributions from underlying non-affiliated funds	98,821
Net realized gains from investment transactions with affiliates	8,030,469
Net realized gains from investment transactions with non-affiliates	4,331,334

Net realized gains from affiliated and non-affiliated investments	12,554,946

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(8,890,918)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3,871,317)

Net change in unrealized appreciation/(depreciation) from investments	(12,762,235)

Net realized/unrealized losses from affiliated and non-affiliated investments	(207,289)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,086,800

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	29

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$2,294,089	$1,465,599
Net realized gains from investment transactions	12,554,946	654,998
Net change in unrealized appreciation/(depreciation) from investments	(12,762,235)	8,488,655

Change in net assets resulting from operations	2,086,800	10,609,252

Distributions to Shareholders From:
Net investment income:
Class A	(507,546)	(361,889)
Class C	(9,576)	(5,718)
Class R1	(95,754)	(65,070)
Class R2	(783,323)	(522,093)
Institutional Service Class	(720,918)	(384,631)
Institutional Class	(169,693)	(100,829)
Net realized gains:
Class A	(173,399)	(60,281)
Class C	(4,384)	(1,260)
Class R1	(39,302)	(16,289)
Class R2	(315,096)	(103,312)
Institutional Service Class	(201,637)	(52,448)
Institutional Class	(43,042)	(13,978)

Change in net assets from shareholder distributions	(3,063,670)	(1,687,798)

Change in net assets from capital transactions	25,080,554	34,086,771

Change in net assets	24,103,684	43,008,225

Net Assets:
Beginning of year	108,965,477	65,957,252

End of year	$133,069,161	$108,965,477

Accumulated undistributed net investment income at end of year	$61,938	$36,039

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,785,045	$8,825,178
Dividends reinvested	679,967	421,429
Cost of shares redeemed	(4,864,572)	(3,267,577)

Total Class A	2,600,440	5,979,030

Class C Shares
Proceeds from shares issued	156,276	227,655
Dividends reinvested	13,960	6,978
Cost of shares redeemed	(27,503)	(34,040)

Total Class C	142,733	200,593

Class R1 Shares
Proceeds from shares issued	5,997,447	2,176,070
Dividends reinvested	135,056	81,359
Cost of shares redeemed	(5,016,200)	(1,416,790)

Total Class R1	1,116,303	840,639

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2011

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,314,605	$16,147,540
Dividends reinvested	1,098,419	625,405
Cost of shares redeemed	(11,285,900)	(3,226,874)

Total Class R2	3,127,124	13,546,071

Institutional Service Class Shares
Proceeds from shares issued	21,960,872	14,877,499
Dividends reinvested	922,555	437,079
Cost of shares redeemed	(9,076,858)	(3,267,401)

Total Institutional Service Class	13,806,569	12,047,177

Institutional Class Shares
Proceeds from shares issued	4,742,313	2,029,400
Dividends reinvested	212,735	114,807
Cost of shares redeemed	(667,663)	(670,946)

Total Institutional Class	4,287,385	1,473,261

Change in net assets from capital transactions	$25,080,554	$34,086,771

SHARE TRANSACTIONS:
Class A Shares
Issued	721,361	1,018,520
Reinvested	72,690	48,668
Redeemed	(525,349)	(375,753)

Total Class A Shares	268,702	691,435

Class C Shares
Issued	16,575	26,120
Reinvested	1,492	808
Redeemed	(2,903)	(3,850)

Total Class C Shares	15,164	23,078

Class R1 Shares
Issued	630,675	250,117
Reinvested	14,457	9,453
Redeemed	(530,791)	(161,610)

Total Class R1 Shares	114,341	97,960

Class R2 Shares
Issued	1,416,630	1,857,411
Reinvested	117,579	72,465
Redeemed	(1,202,382)	(370,025)

Total Class R2 Shares	331,827	1,559,851

Institutional Service Class Shares
Issued	2,317,628	1,698,157
Reinvested	98,467	50,278
Redeemed	(965,752)	(373,703)

Total Institutional Service Class Shares	1,450,343	1,374,732

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	31

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	506,955	233,189
Reinvested	22,679	13,200
Redeemed	(69,555)	(76,302)

Total Institutional Class Shares	460,079	170,087

Total change in shares	2,640,456	3,917,143

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%		$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (f)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%		$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%		$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%	)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Year Ended October 31, 2011 (f)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%		$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (f)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%		$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%		$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%	)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Year Ended October 31, 2011 (f)	$9.21	0.13	0.05	0.18	(0.14)	(0.06)	(0.20)	$9.19	1.98%		$6,218,212	1.23%	1.40%	1.23%	54.48%
Year Ended October 31, 2010 (f)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%		$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%		$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%	)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Year Ended October 31, 2011 (f)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%		$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (f)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%		$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%		$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%	)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,076	1.06%	2.23%	1.06%	1.12%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%		$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (f)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%		$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%		$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%	)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%		$1,060	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Year Ended October 31, 2011 (f)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%		$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (f)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%		$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%		$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%	)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%		$1,055,365	0.33%	2.91%	0.50%	1.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	33

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2020 Fund (Class A at NAV) returned 2.68% versus 6.34% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 182 funds as of October 31, 2011) was 3.60% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Bond Index Fund, which gained 4.68%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index contributed the most to this Index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund , which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, registering 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

34	Annual Report 2011

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	2.68%	0.21%
	w/SC2	(3.25)%	(1.21)%
Class C	w/o SC1	2.20%	(0.35)%
	w/SC3	1.20%	(0.35)%
Class R1[4]		2.31%	(0.15)%
Class R2[4]		2.55%	(0.02)%
Institutional Service Class[4]		3.05%	0.43%
Institutional Class[4]		3.29%	0.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class C	1.63%
Class R1	1.53%
Class R2	1.38%
Institutional Service Class	0.88%
Institutional Class	0.63%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	35

Fund Performance (Continued)	Nationwide Destination 2020 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, the Morningstar Lifetime Moderate 2020 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36	Annual Report 2011

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2020 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	925.90	4.03	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	923.20	6.45	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	923.80	5.96	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	924.60	5.24	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	927.20	2.82	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	928.60	1.60	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	37

Portfolio Summary October 31, 2011	Nationwide Destination 2020 Fund

Asset Allocation
Equity Funds	45.8%
Fixed Income Funds	34.0%
Alternative Assets	19.3%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide Bond Index Fund, Institutional Class	26.0%
Nationwide S&P 500 Index Fund, Institutional Class	22.7%
Nationwide Alternatives Allocation Fund, Institutional Class	19.3%
Nationwide International Index Fund, Institutional Class	11.9%
Vanguard Short-Term Bond Index Fund, ETF Shares	7.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.1%
Nationwide Small Cap Index Fund, Institutional Class	4.1%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2020 Fund

Mutual Funds 92.1%

	Shares	Market Value

Alternative Assets 19.3%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	3,307,545	$31,520,902

Total Alternative Assets (cost $32,972,949)		31,520,902

Equity Funds 45.8%
Nationwide International Index Fund, Institutional Class (a)	2,899,571	19,485,118
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	796,395	11,595,515
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,515,133	37,014,350
Nationwide Small Cap Index Fund, Institutional Class (a)	581,616	6,630,424

Total Equity Funds (cost $70,117,945)		74,725,407

Fixed Income Fund 26.0%
Nationwide Bond Index Fund, Institutional Class (a)	3,625,932	42,532,179

Total Fixed Income Fund (cost $41,269,857)		42,532,179

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,621,775	1,621,775

Total Money Market Fund (cost $1,621,775)		1,621,775

Total Mutual Funds (cost $145,982,526)		150,400,263

Exchange Traded Fund 8.0%

	Shares	Market Value

Fixed Income Fund 8.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	159,015	$12,956,542

Total Fixed Income Fund (cost $12,842,035)		12,956,542

Total Exchange Traded Fund (cost $12,842,035)		12,956,542

Total Investments (cost $158,824,561) (c) — 100.1%		163,356,805

Liabilities in excess of other assets — (0.1)%		(101,144)

NET ASSETS — 100.0%		$163,255,661

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	39

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $145,982,526)	$150,400,263
Investments in non-affiliates, at value (cost $12,842,035)	12,956,542

Total Investments	163,356,805

Cash	49,680
Receivable for capital shares issued	222,323

Total Assets	163,628,808

Liabilities:
Payable for investments purchased	112,116
Payable for capital shares redeemed	154,335
Accrued expenses and other payables:
Investment advisory fees	44,109
Distribution fees	35,854
Administrative servicing fees	26,409
Trustee fees (Note 3)	9
Professional fees (Note 3)	315

Total Liabilities	373,147

Net Assets	$163,255,661

Represented by:
Capital	$151,880,936
Accumulated undistributed net investment income	63,087
Accumulated net realized gains from investment transactions	6,779,394
Net unrealized appreciation/(depreciation) from investments in affiliates	4,417,737
Net unrealized appreciation/(depreciation) from investments in non-affiliates	114,507

Net Assets	$163,255,661

Net Assets:
Class A Shares	$19,276,149
Class C Shares	934,370
Class R1 Shares	9,148,292
Class R2 Shares	63,985,415
Institutional Service Class Shares	56,549,621
Institutional Class Shares	13,361,814

Total	$163,255,661

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,096,640
Class C Shares	102,239
Class R1 Shares	995,084
Class R2 Shares	6,968,687
Institutional Service Class Shares	6,140,969
Institutional Class Shares	1,446,812

Total	17,750,431

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2011

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.19
Class C Shares (a)	$9.14
Class R1 Shares	$9.19
Class R2 Shares	$9.18
Institutional Service Class Shares	$9.21
Institutional Class Shares	$9.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.75

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	41

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,408,345
Dividend income from non-affiliates	1,268,224
Other income from non-affiliates	725

Total Income	3,677,294

EXPENSES:
Investment advisory fees	480,928
Distribution fees Class A	44,440
Distribution fees Class C	8,731
Distribution fees Class R1	58,550
Distribution fees Class R2	298,765
Administrative servicing fees Class A	44,207
Administrative servicing fees Class R1	22,453
Administrative servicing fees Class R2	147,946
Administrative servicing fees Institutional Service Class	117,682
Professional fees (Note 3)	517
Trustee fees (Note 3)	2,724

Total Expenses	1,226,943

NET INVESTMENT INCOME	2,450,351

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	115,864
Net realized gain distributions from underlying non-affiliated funds	27,606
Net realized gains from investment transactions with affiliates	6,514,502
Net realized gains from investment transactions with non-affiliates	4,428,564

Net realized gains from affiliated and non-affiliated investments	11,086,536

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(7,481,179)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3,565,114)

Net change in unrealized appreciation/(depreciation) from investments	(11,046,293)

Net realized/unrealized gains from affiliated and non-affiliated investments	40,243

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,490,594

The accompanying notes are an integral part of these financial statements.

42	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$2,450,351	$1,334,944
Net realized gains/(losses) from investment transactions	11,086,536	(336,042)
Net change in unrealized appreciation/(depreciation) from investments	(11,046,293)	10,758,149

Change in net assets resulting from operations	2,490,594	11,757,051

Distributions to Shareholders From:
Net investment income:
Class A	(307,085)	(147,523)
Class C	(10,401)	(7,541)
Class R1	(110,820)	(69,808)
Class R2	(854,644)	(526,042)
Institutional Service Class	(878,181)	(422,184)
Institutional Class	(241,362)	(144,614)
Net realized gains:
Class A	(63,175)	(37,258)
Class C	(2,815)	(3,792)
Class R1	(25,988)	(37,803)
Class R2	(196,767)	(232,580)
Institutional Service Class	(140,376)	(126,189)
Institutional Class	(35,398)	(44,739)

Change in net assets from shareholder distributions	(2,867,012)	(1,800,073)

Change in net assets from capital transactions	43,551,999	47,777,320

Change in net assets	43,175,581	57,734,298

Net Assets:
Beginning of year	120,080,080	62,345,782

End of year	$163,255,661	$120,080,080

Accumulated undistributed net investment income at end of year	$63,087	$6,463

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,394,089	$11,824,623
Dividends reinvested	370,260	184,781
Cost of shares redeemed	(3,609,250)	(2,236,097)

Total Class A	3,155,099	9,773,307

Class C Shares
Proceeds from shares issued	357,508	426,002
Dividends reinvested	13,216	11,333
Cost of shares redeemed	(344,887)	(36,219)

Total Class C	25,837	401,116

Class R1 Shares
Proceeds from shares issued	6,944,102	2,238,494
Dividends reinvested	136,808	107,611
Cost of shares redeemed	(3,907,794)	(1,449,821)

Total Class R1	3,173,116	896,284

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$18,666,497	$18,791,019
Dividends reinvested	1,051,411	758,622
Cost of shares redeemed	(8,362,543)	(2,731,386)

Total Class R2	11,355,365	16,818,255

Institutional Service Class Shares
Proceeds from shares issued	27,693,735	20,462,358
Dividends reinvested	1,018,557	548,373
Cost of shares redeemed	(7,554,264)	(3,440,165)

Total Institutional Service Class	21,158,028	17,570,566

Institutional Class Shares
Proceeds from shares issued	5,924,320	2,873,083
Dividends reinvested	276,760	189,353
Cost of shares redeemed	(1,516,526)	(744,644)

Total Institutional Class	4,684,554	2,317,792

Change in net assets from capital transactions	$43,551,999	$47,777,320

SHARE TRANSACTIONS:
Class A Shares
Issued	677,799	1,385,975
Reinvested	39,585	21,628
Redeemed	(380,623)	(259,228)

Total Class A Shares	336,761	1,148,375

Class C Shares
Issued	37,181	49,639
Reinvested	1,418	1,338
Redeemed	(37,029)	(4,305)

Total Class C Shares	1,570	46,672

Class R1 Shares
Issued	728,125	262,263
Reinvested	14,604	12,655
Redeemed	(408,897)	(168,007)

Total Class R1 Shares	333,832	106,911

Class R2 Shares
Issued	1,979,829	2,179,855
Reinvested	112,495	89,205
Redeemed	(888,639)	(319,849)

Total Class R2 Shares	1,203,685	1,949,211

Institutional Service Class Shares
Issued	2,923,942	2,369,278
Reinvested	108,793	64,104
Redeemed	(800,829)	(396,660)

Total Institutional Service Class Shares	2,231,906	2,036,722

The accompanying notes are an integral part of these financial statements.

44	Annual Report 2011

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	634,462	334,162
Reinvested	29,507	22,106
Redeemed	(162,115)	(86,892)

Total Institutional Class Shares	501,854	269,376

Total change in shares	4,609,608	5,557,267

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%		$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (f)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%		$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%		$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%	)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Year Ended October 31, 2011 (f)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%		$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (f)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%		$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%		$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%	)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Year Ended October 31, 2011 (f)	$9.14	0.11	0.10	0.21	(0.13)	(0.03)	(0.16)	$9.19	2.31%		$9,148,292	1.23%	1.21%	1.23%	41.26%
Year Ended October 31, 2010 (f)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%		$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%		$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%	)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Year Ended October 31, 2011 (f)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%		$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (f)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%		$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%		$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%	)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$14,496	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%		$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (f)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%		$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%		$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%		$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%		$1,064	0.71%	2.33%	0.71%	1.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

46	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%		$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (f)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%		$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%		$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%	)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%		$1,059,195	0.33%	2.79%	0.50%	1.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	47

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2025 Fund (Class A at NAV) returned 2.94% versus 6.06% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 113 funds as of October 31, 2011) was 3.26% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund , which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Bond Index Fund, which gained 4.68%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

The corporate sector within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index contributed the most to this Index with 6.14%, and the government-related sector, with 3.87%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund , which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.64% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

48	Annual Report 2011

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	2.94%	(0.05)%
	w/SC2	(2.97)%	(1.46)%
Class C	w/o SC1	2.42%	(0.56)%
	w/SC3	1.42%	(0.56)%
Class R1[4]		2.50%	(0.46)%
Class R2[4]		2.74%	(0.29)%
Institutional Service Class[4]		3.22%	0.14%
Institutional Class[4]		3.46%	0.42%

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class C	1.63%
Class R1	1.53%
Class R2	1.38%
Institutional Service Class	0.88%
Institutional Class	0.63%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	49

Fund Performance (Continued)	Nationwide Destination 2025 Fund

50	Annual Report 2011

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, the Morningstar Lifetime Moderate 2025 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2025 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	914.20	4.00	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	911.50	6.41	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	912.00	5.93	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	913.90	5.21	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	915.50	2.80	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	916.90	1.59	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	51

Portfolio Summary October 31, 2011	Nationwide Destination 2025 Fund

Asset Allocation
Equity Funds	56.8%
Fixed Income Funds	25.0%
Alternative Assets	17.3%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	25.7%
Nationwide Bond Index Fund, Institutional Class	20.0%
Nationwide Alternatives Allocation Fund, Institutional Class	17.3%
Nationwide International Index Fund, Institutional Class	15.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.1%
Nationwide Small Cap Index Fund, Institutional Class	6.1%
Vanguard Short-Term Bond Index Fund, ETF Shares	5.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

52	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2025 Fund

Mutual Funds 95.1%

	Shares	Market Value

Alternative Assets 17.3%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	2,617,557	$24,945,314

Total Alternative Assets (cost $26,117,472)		24,945,314

Equity Funds 56.8%
Nationwide International Index Fund, Institutional Class (a)	3,387,061	22,761,049
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	900,642	13,113,342
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,515,062	37,013,604
Nationwide Small Cap Index Fund, Institutional Class (a)	767,558	8,750,160

Total Equity Funds (cost $75,057,752)		81,638,155

Fixed Income Fund 20.0%
Nationwide Bond Index Fund, Institutional Class (a)	2,454,111	28,786,720

Total Fixed Income Fund (cost $27,914,939)		28,786,720

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,426,838	1,426,838

Total Money Market Fund (cost $1,426,838)		1,426,838

Total Mutual Funds (cost $130,517,001)		136,797,027

Exchange Traded Fund 5.0%

	Shares	Market Value

Fixed Income Fund 5.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	87,503	$7,129,744

Total Fixed Income Fund (cost $7,071,420)		7,129,744

Total Exchange Traded Fund (cost $7,071,420)		7,129,744

Total Investments (cost $137,588,421) (c) — 100.1%		143,926,771

Liabilities in excess of other assets — (0.1)%		(102,320)

NET ASSETS — 100.0%		$143,824,451

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	53

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $130,517,001)	$136,797,027
Investments in non-affiliates, at value (cost $7,071,420)	7,129,744

Total Investments	143,926,771

Receivable for investments sold	61,884
Receivable for capital shares issued	129,746

Total Assets	144,118,401

Liabilities:
Payable for investments purchased	6,335
Payable for capital shares redeemed	183,842
Cash overdraft (Note 2)	4,178
Accrued expenses and other payables:
Investment advisory fees	39,116
Distribution fees	36,138
Administrative servicing fees	23,984
Trustee fees (Note 3)	52
Professional fees (Note 3)	305

Total Liabilities	293,950

Net Assets	$143,824,451

Represented by:
Capital	$131,429,145
Accumulated undistributed net investment income	14,773
Accumulated net realized gains from investment transactions	6,042,183
Net unrealized appreciation/(depreciation) from investments in affiliates	6,280,026
Net unrealized appreciation/(depreciation) from investments in non-affiliates	58,324

Net Assets	$143,824,451

Net Assets:
Class A Shares	$19,351,261
Class C Shares	792,694
Class R1 Shares	9,120,057
Class R2 Shares	64,069,479
Institutional Service Class Shares	39,186,280
Institutional Class Shares	11,304,680

Total	$143,824,451

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,123,473
Class C Shares	87,257
Class R1 Shares	1,001,879
Class R2 Shares	7,041,896
Institutional Service Class Shares	4,293,036
Institutional Class Shares	1,234,205

Total	15,781,746

The accompanying notes are an integral part of these financial statements.

54	Annual Report 2011

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.11
Class C Shares (a)	$9.08
Class R1 Shares	$9.10
Class R2 Shares	$9.10
Institutional Service Class Shares	$9.13
Institutional Class Shares	$9.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	55

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,217,574
Dividend income from non-affiliates	994,717
Other income from non-affiliates	657

Total Income	3,212,948

EXPENSES:
Investment advisory fees	441,085
Distribution fees Class A	47,202
Distribution fees Class C	8,048
Distribution fees Class R1	65,840
Distribution fees Class R2	305,658
Administrative servicing fees Class A	45,448
Administrative servicing fees Class R1	25,323
Administrative servicing fees Class R2	152,829
Administrative servicing fees Institutional Service Class	82,332
Professional fees (Note 3)	480
Trustee fees (Note 3)	2,644

Total Expenses	1,176,889

NET INVESTMENT INCOME	2,036,059

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	130,117
Net realized gain distributions from underlying non-affiliated funds	15,320
Net realized gains from investment transactions with affiliates	5,682,061
Net realized gains from investment transactions with non-affiliates	3,980,065

Net realized gains from affiliated and non-affiliated investments	9,807,563

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(6,391,812)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3,147,948)

Net change in unrealized appreciation/(depreciation) from investments	(9,539,760)

Net realized/unrealized gains from affiliated and non-affiliated investments	267,803

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,303,862

The accompanying notes are an integral part of these financial statements.

56	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$2,036,059	$1,078,652
Net realized gains/(losses) from investment transactions	9,807,563	(629,587)
Net change in unrealized appreciation/(depreciation) from investments	(9,539,760)	11,005,224

Change in net assets resulting from operations	2,303,862	11,454,289

Distributions to Shareholders From:
Net investment income:
Class A	(295,871)	(148,604)
Class C	(9,600)	(4,705)
Class R1	(124,083)	(76,075)
Class R2	(829,019)	(506,695)
Institutional Service Class	(572,673)	(255,689)
Institutional Class	(194,792)	(95,623)
Net realized gains:
Class A	(51,966)	(53,583)
Class C	(2,344)	(2,650)
Class R1	(27,786)	(47,871)
Class R2	(166,489)	(275,218)
Institutional Service Class	(77,671)	(96,919)
Institutional Class	(23,399)	(37,652)

Change in net assets from shareholder distributions	(2,375,693)	(1,601,284)

Change in net assets from capital transactions	36,327,499	38,375,774

Change in net assets	36,255,668	48,228,779

Net Assets:
Beginning of year	107,568,783	59,340,004

End of year	$143,824,451	$107,568,783

Accumulated undistributed net investment income at end of year	$14,773	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,920,124	$10,142,203
Dividends reinvested	347,175	202,007
Cost of shares redeemed	(2,618,489)	(2,218,835)

Total Class A	2,648,810	8,125,375

Class C Shares
Proceeds from shares issued	57,686	429,040
Dividends reinvested	11,944	7,355
Cost of shares redeemed	(48,558)	(16,189)

Total Class C	21,072	420,206

Class R1 Shares
Proceeds from shares issued	5,881,606	3,231,102
Dividends reinvested	151,869	123,946
Cost of shares redeemed	(4,719,787)	(1,563,609)

Total Class R1	1,313,688	1,791,439

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$18,381,604	$17,560,476
Dividends reinvested	995,508	781,913
Cost of shares redeemed	(7,981,774)	(2,828,567)

Total Class R2	11,395,338	15,513,822

Institutional Service Class Shares
Proceeds from shares issued	20,261,033	12,801,745
Dividends reinvested	650,344	352,608
Cost of shares redeemed	(4,708,115)	(2,222,228)

Total Institutional Service Class	16,203,262	10,932,125

Institutional Class Shares
Proceeds from shares issued	6,258,564	2,143,756
Dividends reinvested	218,191	133,275
Cost of shares redeemed	(1,731,426)	(684,224)

Total Institutional Class	4,745,329	1,592,807

Change in net assets from capital transactions	$36,327,499	$38,375,774

SHARE TRANSACTIONS:
Class A Shares
Issued	521,281	1,202,174
Reinvested	37,317	24,094
Redeemed	(281,084)	(260,582)

Total Class A Shares	277,514	965,686

Class C Shares
Issued	6,184	51,952
Reinvested	1,285	881
Redeemed	(5,146)	(1,951)

Total Class C Shares	2,323	50,882

Class R1 Shares
Issued	621,233	380,296
Reinvested	16,325	14,838
Redeemed	(494,881)	(184,769)

Total Class R1 Shares	142,677	210,365

Class R2 Shares
Issued	1,954,314	2,075,533
Reinvested	107,105	93,604
Redeemed	(845,160)	(332,601)

Total Class R2 Shares	1,216,259	1,836,536

Institutional Service Class Shares
Issued	2,144,213	1,504,956
Reinvested	69,861	42,002
Redeemed	(498,561)	(261,268)

Total Institutional Service Class Shares	1,715,513	1,285,690

The accompanying notes are an integral part of these financial statements.

58	Annual Report 2011

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	669,473	253,242
Reinvested	23,368	15,848
Redeemed	(186,497)	(80,595)

Total Institutional Class Shares	506,344	188,495

Total change in shares	3,860,630	4,537,654

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%		$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%		$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%		$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%	)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%		$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Year Ended October 31, 2011 (f)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%		$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%		$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%		$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%	)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%		$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Year Ended October 31, 2011 (f)	$9.02	0.11	0.12	0.23	(0.12)	(0.03)	(0.15)	$9.10	2.50%		$9,120,057	1.23%	1.22%	1.23%	37.20%
Year Ended October 31, 2010 (f)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%		$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%		$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%	)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%		$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Year Ended October 31, 2011 (f)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%		$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%		$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%		$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%	)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%		$1,068	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%		$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (f)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%		$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%		$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%	)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%		$1,070	0.70%	2.21%	0.70%	0.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

60	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%		$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (f)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%		$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%		$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%	)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%		$1,064,001	0.33%	2.57%	0.50%	0.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	61

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2030 Fund (Class A at NAV) returned 3.00% versus 5.63% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 179 funds as of October 31, 2011) was 3.14% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Mid Cap Market Index Fund, which gained 7.92%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.64% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

62	Annual Report 2011

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	3.00%	(0.67)%
	w/SC2	(2.95)%	(2.07)%
Class C	w/o SC1	2.51%	(1.17)%
	w/SC3	1.51%	(1.17)%
Class R1[4]		2.69%	(1.07)%
Class R2[4]		2.83%	(0.93)%
Institutional Service Class[4]		3.36%	(0.49)%
Institutional Class[4]		3.60%	(0.20)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.14%
Class C	1.64%
Class R1	1.54%
Class R2	1.39%
Institutional Service Class	0.89%
Institutional Class	0.64%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	63

Fund Performance (Continued)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, the Morningstar Lifetime Moderate 2030 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64	Annual Report 2011

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2030 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	904.20	3.98	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	901.70	6.38	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	902.80	5.90	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	903.80	5.18	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	905.60	2.79	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	907.00	1.59	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	65

Portfolio Summary October 31, 2011	Nationwide Destination 2030 Fund

Asset Allocation
Equity Funds	68.7%
Alternative Assets	15.4%
Fixed Income Funds	15.0%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	18.7%
Nationwide Alternatives Allocation Fund, Institutional Class	15.4%
Nationwide Bond Index Fund, Institutional Class	12.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.1%
Nationwide Small Cap Index Fund, Institutional Class	8.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	3.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

66	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2030 Fund

Mutual Funds 97.1%

	Shares	Market Value

Alternative Assets 15.4%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	2,515,215	$23,970,001

Total Alternative Assets (cost $25,088,786)		23,970,001

Equity Funds 68.7%
Nationwide International Index Fund, Institutional Class (a)	4,346,975	29,211,672
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,186,893	17,281,167
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,551,912	47,931,635
Nationwide Small Cap Index Fund, Institutional Class (a)	1,102,162	12,564,650

Total Equity Funds (cost $91,940,978)		106,989,124

Fixed Income Fund 12.0%
Nationwide Bond Index Fund, Institutional Class (a)	1,591,820	18,672,049

Total Fixed Income Fund (cost $17,857,139)		18,672,049

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,545,301	1,545,301

Total Money Market Fund (cost $1,545,301)		1,545,301

Total Mutual Funds (cost $136,432,204)		151,176,475

Exchange Traded Fund 3.0%

Shares		Market Value

Fixed Income Fund 3.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	56,510	$4,604,435

Total Fixed Income Fund (cost $4,617,737)		4,604,435

Total Exchange Traded Fund (cost $4,617,737)		4,604,435

Total Investments (cost $141,049,941) (c) — 100.1%		155,780,910

Liabilities in excess of other assets — (0.1)%		(102,756)

NET ASSETS — 100.0%		$155,678,154

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	67

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $136,432,204)	$151,176,475
Investments in non-affiliates, at value (cost $4,617,737)	4,604,435

Total Investments	155,780,910

Cash	12,615
Receivable for capital shares issued	132,116

Total Assets	155,925,641

Liabilities:
Payable for investments purchased	105,975
Payable for capital shares redeemed	35,769
Accrued expenses and other payables:
Investment advisory fees	41,837
Distribution fees	39,322
Administrative servicing fees	24,146
Trustee fees (Note 3)	91
Professional fees (Note 3)	347

Total Liabilities	247,487

Net Assets	$155,678,154

Represented by:
Capital	$137,496,678
Accumulated net realized gains from investment transactions	3,450,507
Net unrealized appreciation/(depreciation) from investments in affiliates	14,744,271
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(13,302)

Net Assets	$155,678,154

Net Assets:
Class A Shares	$35,835,375
Class C Shares	1,048,796
Class R1 Shares	10,572,264
Class R2 Shares	62,553,329
Institutional Service Class Shares	32,793,397
Institutional Class Shares	12,874,993

Total	$155,678,154

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,030,779
Class C Shares	118,341
Class R1 Shares	1,191,905
Class R2 Shares	7,052,543
Institutional Service Class Shares	3,681,154
Institutional Class Shares	1,440,799

Total	17,515,521

The accompanying notes are an integral part of these financial statements.

68	Annual Report 2011

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.89
Class C Shares (a)	$8.86
Class R1 Shares	$8.87
Class R2 Shares	$8.87
Institutional Service Class Shares	$8.91
Institutional Class Shares	$8.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.43

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	69

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,500,781
Dividend income from non-affiliates	951,137
Other income from non-affiliates	729

Total Income	3,452,647

EXPENSES:
Investment advisory fees	480,068
Distribution fees Class A	89,626
Distribution fees Class C	9,560
Distribution fees Class R1	70,280
Distribution fees Class R2	295,774
Administrative servicing fees Class A	89,385
Administrative servicing fees Class R1	26,648
Administrative servicing fees Class R2	146,465
Administrative servicing fees Institutional Service Class	69,009
Professional fees (Note 3)	524
Trustee fees (Note 3)	2,869

Total Expenses	1,280,208

NET INVESTMENT INCOME	2,172,439

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	157,103
Net realized gains from investment transactions with affiliates	2,537,122
Net realized gains from investment transactions with non-affiliates	5,079,094

Net realized gains from affiliated and non-affiliated investments	7,773,319

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,926,069)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(4,112,846)

Net change in unrealized appreciation/(depreciation) from investments	(7,038,915)

Net realized/unrealized gains from affiliated and non-affiliated investments	734,404

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,906,843

The accompanying notes are an integral part of these financial statements.

70	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$2,172,439	$1,234,410
Net realized gains/(losses) from investment transactions	7,773,319	(325,470)
Net change in unrealized appreciation/(depreciation) from investments	(7,038,915)	12,777,134

Change in net assets resulting from operations	2,906,843	13,686,074

Distributions to Shareholders From:
Net investment income:
Class A	(570,270)	(392,034)
Class C	(10,524)	(5,427)
Class R1	(125,521)	(77,885)
Class R2	(806,589)	(438,074)
Institutional Service Class	(478,688)	(220,221)
Institutional Class	(215,132)	(121,834)
Net realized gains:
Class A	(156,665)	(154,552)
Class C	(3,536)	(2,597)
Class R1	(41,776)	(39,158)
Class R2	(241,434)	(190,299)
Institutional Service Class	(105,790)	(67,048)
Institutional Class	(40,977)	(38,905)

Change in net assets from shareholder distributions	(2,796,902)	(1,748,034)

Change in net assets from capital transactions	35,859,553	36,016,584

Change in net assets	35,969,494	47,954,624

Net Assets:
Beginning of year	119,708,660	71,754,036

End of year	$155,678,154	$119,708,660

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,121,614	$9,091,949
Dividends reinvested	726,936	546,586
Cost of shares redeemed	(4,972,415)	(4,007,645)

Total Class A	2,876,135	5,630,890

Class C Shares
Proceeds from shares issued	352,246	582,770
Dividends reinvested	14,061	8,024
Cost of shares redeemed	(103,464)	(150,655)

Total Class C	262,843	440,139

Class R1 Shares
Proceeds from shares issued	6,751,002	2,955,865
Dividends reinvested	167,297	117,043
Cost of shares redeemed	(4,077,885)	(1,098,711)

Total Class R1	2,840,414	1,974,197

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$17,775,701	$18,177,175
Dividends reinvested	1,048,022	628,373
Cost of shares redeemed	(5,605,890)	(2,467,655)

Total Class R2	13,217,833	16,337,893

Institutional Service Class Shares
Proceeds from shares issued	15,352,296	11,143,096
Dividends reinvested	584,478	287,269
Cost of shares redeemed	(4,109,180)	(1,210,320)

Total Institutional Service Class	11,827,594	10,220,045

Institutional Class Shares
Proceeds from shares issued	5,846,857	2,154,784
Dividends reinvested	256,108	160,739
Cost of shares redeemed	(1,268,231)	(902,103)

Total Institutional Class	4,834,734	1,413,420

Change in net assets from capital transactions	$35,859,553	$36,016,584

SHARE TRANSACTIONS:
Class A Shares
Issued	776,753	1,105,816
Reinvested	79,805	67,196
Redeemed	(537,320)	(489,329)

Total Class A Shares	319,238	683,683

Class C Shares
Issued	36,909	69,569
Reinvested	1,543	990
Redeemed	(11,428)	(18,371)

Total Class C Shares	27,024	52,188

Class R1 Shares
Issued	725,509	361,978
Reinvested	18,387	14,415
Redeemed	(435,534)	(133,334)

Total Class R1 Shares	308,362	243,059

Class R2 Shares
Issued	1,935,058	2,207,643
Reinvested	115,222	77,302
Redeemed	(602,797)	(302,699)

Total Class R2 Shares	1,447,483	1,982,246

Institutional Service Class Shares
Issued	1,666,532	1,350,334
Reinvested	64,182	35,168
Redeemed	(444,604)	(146,424)

Total Institutional Service Class Shares	1,286,110	1,239,078

The accompanying notes are an integral part of these financial statements.

72	Annual Report 2011

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	638,176	261,272
Reinvested	28,046	19,657
Redeemed	(134,227)	(109,692)

Total Institutional Class Shares	531,995	171,237

Total change in shares	3,920,212	4,371,491

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%		$35,835,375	0.83%	1.61%		0.83%	27.34%
Year Ended October 31, 2010 (f)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%		$32,684,738	0.84%	1.36%		0.84%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%		$23,551,191	0.83%	1.45%		0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%	)	$1,711,218	0.61%	2.04%		0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%		$24,528	0.88%	0.05%		1.19%	8.45%

Class C Shares
Year Ended October 31, 2011 (f)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%		$1,048,796	1.33%	0.97%		1.33%	27.34%
Year Ended October 31, 2010 (f)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%		$802,611	1.33%	0.80%		1.33%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%		$304,217	1.32%	0.85%		1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%	)	$33,926	1.33%	1.22%		1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%		$1,075	1.40%	1.36%		1.40%	8.45%

Class R1 Shares
Year Ended October 31, 2011 (f)	$8.79	0.10	0.14	0.24	(0.12)	(0.04)	(0.16)	$8.87	2.69%		$10,572,264	1.23%	1.11%		1.23%	27.34%
Year Ended October 31, 2010 (f)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%		$7,769,345	1.23%	1.00%		1.23%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%		$4,980,319	1.23%	1.22%		1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%	)	$1,666,828	1.19%	1.65%		1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%		$1,075	1.40%	1.37%		1.40%	8.45%

Class R2 Shares
Year Ended October 31, 2011 (f)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%		$62,553,329	1.08%	1.30%		1.08%	27.34%
Year Ended October 31, 2010 (f)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%		$49,279,996	1.09%	1.09%		1.09%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%		$28,154,823	1.08%	1.39%		1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%	)	$10,381,376	1.01%	1.63%		1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%		$97,800	1.08%	(0.51%	)	1.24%	8.45%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%		$32,793,397	0.58%	1.73%		0.58%	27.34%
Year Ended October 31, 2010 (f)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%		$21,130,412	0.59%	1.55%		0.59%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%		$9,006,401	0.58%	1.81%		0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%	)	$2,175,279	0.56%	2.25%		0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%		$1,077	0.70%	2.07%		0.70%	8.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

74	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%		$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (f)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%		$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%		$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%	)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%		$1,071,797	0.33%	2.34%	0.50%	8.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	75

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2035 Fund (Class A at NAV) returned 3.19% versus 5.21% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 108 funds as of October 31, 2011) was 3.00% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund , which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Mid Cap Market Index Fund (with target allocations ranging from 12% to 13%), which gained 7.92%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

76	Annual Report 2011

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	3.19%	(1.20)%
	w/SC2	(2.73)%	(2.59)%
Class C	w/o SC1	2.60%	(1.73)%
	w/SC3	1.60%	(1.73)%
Class R1[4]		2.86%	(1.62)%
Class R2[4]		2.96%	(1.45)%
Institutional Service Class[4]		3.45%	(1.01)%
Institutional Class[4]		3.80%	(0.73)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.54%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	77

Fund Performance (Continued)	Nationwide Destination 2035 Fund

78	Annual Report 2011

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, the Morningstar Lifetime Moderate 2035 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2035 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	901.10	3.98	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	897.30	6.36	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	899.00	5.89	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	899.30	5.17	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	902.10	2.78	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	903.00	1.58	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	79

Portfolio Summary October 31, 2011	Nationwide Destination 2035 Fund

Asset Allocation
Equity Funds	77.6%
Alternative Assets	13.5%
Fixed Income Fund	8.0%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	32.7%
Nationwide International Index Fund, Institutional Class	21.7%
Nationwide Alternatives Allocation Fund, Institutional Class	13.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.1%
Nationwide Small Cap Index Fund, Institutional Class	11.1%
Nationwide Bond Index Fund, Institutional Class	8.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

80	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2035 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 13.5%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	1,173,377	$11,182,284

Total Alternative Assets (cost $11,681,389)		11,182,284

Equity Funds 77.6%
Nationwide International Index Fund, Institutional Class (a)	2,679,458	18,005,957
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	691,184	10,063,637
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,585,653	27,226,930
Nationwide Small Cap Index Fund, Institutional Class (a)	810,725	9,242,268

Total Equity Funds (cost $58,794,195)		64,538,792

Fixed Income Fund 8.0%
Nationwide Bond Index Fund, Institutional Class (a)	565,206	6,629,865

Total Fixed Income Fund (cost $6,394,281)		6,629,865

Mutual Funds (continued)

Shares		Market Value

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	820,854	$820,854

Total Money Market Fund (cost $820,854)		820,854

Total Mutual Funds (cost $77,690,719)		83,171,795

Total Investments (cost $77,690,719) (c) — 100.1%		83,171,795

Liabilities in excess of other assets — (0.1)%		(53,529)

NET ASSETS — 100.0%		$83,118,266

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	81

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $77,690,719)	$83,171,795
Receivable for capital shares issued	427,383

Total Assets	83,599,178

Liabilities:
Payable for investments purchased	427,378
Payable for capital shares redeemed	71
Accrued expenses and other payables:
Investment advisory fees	22,040
Distribution fees	20,969
Administrative servicing fees	10,320
Trustee fees (Note 3)	3
Professional fees (Note 3)	131

Total Liabilities	480,912

Net Assets	$83,118,266

Represented by:
Capital	$76,809,293
Accumulated net realized gains from investment transactions with affiliates	827,897
Net unrealized appreciation/(depreciation) from investments in affiliates	5,481,076

Net Assets	$83,118,266

Net Assets:
Class A Shares	$9,734,398
Class C Shares	258,058
Class R1 Shares	2,617,473
Class R2 Shares	43,308,991
Institutional Service Class Shares	18,146,376
Institutional Class Shares	9,052,970

Total	$83,118,266

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,125,662
Class C Shares	30,024
Class R1 Shares	303,436
Class R2 Shares	5,024,413
Institutional Service Class Shares	2,095,825
Institutional Class Shares	1,042,069

Total	9,621,429

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.65
Class C Shares (a)	$8.60
Class R1 Shares	$8.63
Class R2 Shares	$8.62
Institutional Service Class Shares	$8.66
Institutional Class Shares	$8.69

The accompanying notes are an integral part of these financial statements.

82	Annual Report 2011

Nationwide Destination 2035 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.18

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The	accompanying notes are an integral part of these financial statements.

2011 Annual Report	83

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,249,070
Dividend income from non-affiliates	408,422
Other income from non-affiliates	340

Total Income	1,657,832

EXPENSES:
Investment advisory fees	238,216
Distribution fees Class A	22,297
Distribution fees Class C	2,635
Distribution fees Class R1	14,647
Distribution fees Class R2	193,692
Administrative servicing fees Class A	21,772
Administrative servicing fees Class R1	5,619
Administrative servicing fees Class R2	95,933
Administrative servicing fees Institutional Service Class	35,547
Professional fees (Note 3)	294
Trustee fees (Note 3)	1,417

Total Expenses	632,069

NET INVESTMENT INCOME	1,025,763

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	79,669
Net realized gains from investment transactions with affiliates	778,516
Net realized gains from investment transactions with non-affiliates	2,079,562

Net realized gains from affiliated and non-affiliated investments	2,937,747

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,238,945)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,597,134)

Net change in unrealized appreciation/(depreciation) from investments	(2,836,079)

Net realized/unrealized gains from affiliated and non-affiliated investments	101,668

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,127,431

The	accompanying notes are an integral part of these financial statements.

84	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$1,025,763	$515,205
Net realized gains/(losses) from investment transactions	2,937,747	(456,771)
Net change in unrealized appreciation/(depreciation) from investments	(2,836,079)	6,197,801

Change in net assets resulting from operations	1,127,431	6,256,235

Distributions to Shareholders From:
Net investment income:
Class A	(128,597)	(49,680)
Class C	(3,031)	(1,648)
Class R1	(25,534)	(8,722)
Class R2	(502,206)	(284,863)
Institutional Service Class	(246,771)	(105,838)
Institutional Class	(153,157)	(80,156)
Net realized gains:
Class A	(16,882)	(22,243)
Class C	(601)	(1,186)
Class R1	(4,363)	(6,983)
Class R2	(79,157)	(194,549)
Institutional Service Class	(26,533)	(51,605)
Institutional Class	(15,433)	(38,387)

Change in net assets from shareholder distributions	(1,202,265)	(845,860)

Change in net assets from capital transactions	28,431,746	20,020,305

Change in net assets	28,356,912	25,430,680

Net Assets:
Beginning of year	54,761,354	29,330,674

End of year	$83,118,266	$54,761,354

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,490,677	$4,358,088
Dividends reinvested	145,479	71,923
Cost of shares redeemed	(2,373,542)	(574,059)

Total Class A	3,262,614	3,855,952

Class C Shares
Proceeds from shares issued	18,500	150,006
Dividends reinvested	3,632	2,834
Cost of shares redeemed	(15,738)	(4,409)

Total Class C	6,394	148,431

Class R1 Shares
Proceeds from shares issued	2,639,167	234,992
Dividends reinvested	29,897	15,705
Cost of shares redeemed	(920,655)	(108,151)

Total Class R1	1,748,409	142,546

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$14,229,976	$11,754,971
Dividends reinvested	581,363	479,412
Cost of shares redeemed	(3,013,243)	(2,290,369)

Total Class R2	11,798,096	9,944,014

Institutional Service Class Shares
Proceeds from shares issued	10,086,773	5,589,002
Dividends reinvested	273,304	157,443
Cost of shares redeemed	(2,233,808)	(1,193,448)

Total Institutional Service Class	8,126,269	4,552,997

Institutional Class Shares
Proceeds from shares issued	4,480,020	1,829,023
Dividends reinvested	168,590	118,543
Cost of shares redeemed	(1,158,646)	(571,201)

Total Institutional Class	3,489,964	1,376,365

Change in net assets from capital transactions	$28,431,746	$20,020,305

SHARE TRANSACTIONS:
Class A Shares
Issued	612,389	548,343
Reinvested	16,444	9,122
Redeemed	(266,692)	(72,657)

Total Class A Shares	362,141	484,808

Class C Shares
Issued	2,046	18,980
Reinvested	412	363
Redeemed	(1,707)	(563)

Total Class C Shares	751	18,780

Class R1 Shares
Issued	293,978	29,601
Reinvested	3,392	2,002
Redeemed	(100,576)	(13,775)

Total Class R1 Shares	196,794	17,828

Class R2 Shares
Issued	1,598,433	1,479,284
Reinvested	65,865	61,132
Redeemed	(335,944)	(283,734)

Total Class R2 Shares	1,328,354	1,256,682

Institutional Service Class Shares
Issued	1,128,119	699,083
Reinvested	30,896	19,965
Redeemed	(248,667)	(149,663)

Total Institutional Service Class Shares	910,348	569,385

The accompanying notes are an integral part of these financial statements.

86	Annual Report 2011

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	508,771	231,886
Reinvested	18,996	15,021
Redeemed	(126,999)	(71,472)

Total Institutional Class Shares	400,768	175,435

Total change in shares	3,199,156	2,522,918

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%		$9,734,398	0.83%	1.42%	0.83%	26.04%
Year Ended October 31, 2010 (f)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%		$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%		$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%	)	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%		$27,866	0.87%	0.10%	1.15%	0.85%

Class C Shares
Year Ended October 31, 2011 (f)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%		$258,058	1.33%	1.11%	1.33%	26.04%
Year Ended October 31, 2010 (f)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%		$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%		$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%	)	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Year Ended October 31, 2011 (f)	$8.52	0.09	0.16	0.25	(0.12)	(0.02)	(0.14)	$8.63	2.86%		$2,617,473	1.23%	1.01%	1.23%	26.04%
Year Ended October 31, 2010 (f)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%		$908,658	1.23%	1.00%	1.23%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%		$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%	)	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Year Ended October 31, 2011 (f)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%		$43,308,991	1.08%	1.25%	1.08%	26.04%
Year Ended October 31, 2010 (f)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%		$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%		$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%	)	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%		$1,079	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%		$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (f)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%		$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%		$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%	)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%		$1,080	0.70%	1.93%	0.72%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

88	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%		$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (f)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%		$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%		$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%	)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%		$1,074,845	0.33%	2.28%	0.50%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	89

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2040 Fund (Class A at NAV) returned 3.06% versus 4.90% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 177 funds as of October 31, 2011) was 2.76% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Mid Cap Market Index Fund, which gained 7.92%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

90	Annual Report 2011

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	3.06%	(1.87)%
	w/SC2	(2.88)%	(3.25)%
Class C	w/o SC1	2.48%	(2.37)%
	w/SC3	1.48%	(2.37)%
Class R1[4]		2.56%	(2.29)%
Class R2[4]		2.71%	(2.15)%
Institutional Service Class[4]		3.19%	(1.67)%
Institutional Class[4]		3.54%	(1.42)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.55%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	91

Fund Performance (Continued)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, the Morningstar Lifetime Moderate 2040 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92	Annual Report 2011

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2040 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	893.30	3.96	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	891.30	6.34	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	891.30	5.86	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	892.40	5.15	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	894.30	2.77	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	896.10	1.58	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	93

Portfolio Summary October 31, 2011	Nationwide Destination 2040 Fund

Asset Allocation
Equity Funds	80.7%
Alternative Assets	14.4%
Fixed Income Fund	4.0%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	30.7%
Nationwide International Index Fund, Institutional Class	23.6%
Nationwide Alternatives Allocation Fund, Institutional Class	14.4%
Nationwide Small Cap Index Fund, Institutional Class	13.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Bond Index Fund, Institutional Class	4.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

††	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

94	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2040 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 14.4%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	1,010,135	$9,626,589

Total Alternative Assets (cost $10,059,258)		9,626,589

Equity Funds 80.7%
Nationwide International Index Fund, Institutional Class (a)	2,347,143	15,772,804
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	601,608	8,759,416
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,949,262	20,525,726
Nationwide Small Cap Index Fund, Institutional Class (a)	769,937	8,777,279

Total Equity Funds (cost $48,171,784)		53,835,225

Fixed Income Fund 4.0%
Nationwide Bond Index Fund, Institutional Class (a)	227,332	2,666,605

Total Fixed Income Fund (cost $2,576,074)		2,666,605

Mutual Funds (continued)

	Shares	Market Value

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	659,986	$659,986

Total Money Market Fund (cost $659,986)		659,986

Total Mutual Funds (cost $61,467,102)		66,788,405

Total Investments (cost $61,467,102) (c) — 100.1%		66,788,405

Liabilities in excess of other assets — (0.1)%		(46,789)

NET ASSETS — 100.0%		$66,741,616

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	95

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $61,467,102)	$66,788,405
Receivable for capital shares issued	112,081

Total Assets	66,900,486

Liabilities:
Payable for investments purchased	112,001
Payable for capital shares redeemed	81
Accrued expenses and other payables:
Investment advisory fees	17,759
Distribution fees	19,014
Administrative servicing fees	9,890
Trustee fees (Note 3)	10
Professional fees (Note 3)	115

Total Liabilities	158,870

Net Assets	$66,741,616

Represented by:
Capital	$60,754,423
Accumulated net realized gains from investment transactions with affiliates	665,890
Net unrealized appreciation/(depreciation) from investments in affiliates	5,321,303

Net Assets	$66,741,616

Net Assets:
Class A Shares	$7,503,499
Class C Shares	477,951
Class R1 Shares	6,627,067
Class R2 Shares	33,748,270
Institutional Service Class Shares	11,787,766
Institutional Class Shares	6,597,063

Total	$66,741,616

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	891,605
Class C Shares	56,829
Class R1 Shares	789,938
Class R2 Shares	4,021,923
Institutional Service Class Shares	1,396,049
Institutional Class Shares	779,893

Total	7,936,237

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.42
Class C Shares (a)	$8.41
Class R1 Shares	$8.39
Class R2 Shares	$8.39
Institutional Service Class Shares	$8.44
Institutional Class Shares	$8.46

The accompanying notes are an integral part of these financial statements.

96	Annual Report 2011

Nationwide Destination 2040 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	97

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$977,832
Dividend income from non-affiliates	347,319
Other income from non-affiliates	284

Total Income	1,325,435

EXPENSES:
Investment advisory fees	195,020
Distribution fees Class A	17,630
Distribution fees Class C	3,884
Distribution fees Class R1	40,535
Distribution fees Class R2	152,111
Administrative servicing fees Class A	17,196
Administrative servicing fees Class R1	15,403
Administrative servicing fees Class R2	75,141
Administrative servicing fees Institutional Service Class	24,424
Professional fees (Note 3)	216
Trustee fees (Note 3)	1,140

Total Expenses	542,700

NET INVESTMENT INCOME	782,735

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	66,062
Net realized gains from investment transactions with affiliates	496,458
Net realized gains from investment transactions with non-affiliates	1,912,016

Net realized gains from affiliated and non-affiliated investments	2,474,536

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(897,392)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,504,940)

Net change in unrealized appreciation/(depreciation) from investments	(2,402,332)

Net realized/unrealized gains from affiliated and non-affiliated investments	72,204

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$854,939

The accompanying notes are an integral part of these financial statements.

98	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$782,735	$385,315
Net realized gains/(losses) from investment transactions	2,474,536	(193,832)
Net change in unrealized appreciation/(depreciation) from investments	(2,402,332)	5,333,633

Change in net assets resulting from operations	854,939	5,525,116

Distributions to Shareholders From:
Net investment income:
Class A	(106,768)	(40,568)
Class C	(4,027)	(3,171)
Class R1	(66,511)	(40,269)
Class R2	(379,257)	(204,685)
Institutional Service Class	(165,745)	(65,009)
Institutional Class	(98,923)	(55,983)
Net realized gains:
Class A	(23,174)	(20,747)
Class C	(1,245)	(2,908)
Class R1	(19,206)	(35,254)
Class R2	(96,419)	(152,759)
Institutional Service Class	(28,939)	(33,357)
Institutional Class	(15,187)	(29,858)

Change in net assets from shareholder distributions	(1,005,401)	(684,568)

Change in net assets from capital transactions	20,514,562	16,763,837

Change in net assets	20,364,100	21,604,385

Net Assets:
Beginning of year	46,377,516	24,773,131

End of year	$66,741,616	$46,377,516

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,523,027	$4,153,504
Dividends reinvested	129,826	61,180
Cost of shares redeemed	(1,070,520)	(851,193)

Total Class A	1,582,333	3,363,491

Class C Shares
Proceeds from shares issued	182,838	137,636
Dividends reinvested	5,272	6,079
Cost of shares redeemed	(44,347)	(38,780)

Total Class C	143,763	104,935

Class R1 Shares
Proceeds from shares issued	2,945,767	2,010,752
Dividends reinvested	85,718	75,523
Cost of shares redeemed	(1,047,413)	(961,660)

Total Class R1	1,984,072	1,124,615

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,045,142	$8,663,952
Dividends reinvested	475,676	357,444
Cost of shares redeemed	(2,443,496)	(1,069,971)

Total Class R2	9,077,322	7,951,425

Institutional Service Class Shares
Proceeds from shares issued	6,291,288	3,912,129
Dividends reinvested	194,684	98,366
Cost of shares redeemed	(1,496,230)	(706,932)

Total Institutional Service Class	4,989,742	3,303,563

Institutional Class Shares
Proceeds from shares issued	3,343,809	1,568,387
Dividends reinvested	114,110	85,841
Cost of shares redeemed	(720,589)	(738,420)

Total Institutional Class	2,737,330	915,808

Change in net assets from capital transactions	$20,514,562	$16,763,837

SHARE TRANSACTIONS:
Class A Shares
Issued	288,305	537,719
Reinvested	14,993	7,980
Redeemed	(122,773)	(111,311)

Total Class A Shares	180,525	434,388

Class C Shares
Issued	21,229	17,724
Reinvested	608	796
Redeemed	(4,848)	(5,050)

Total Class C Shares	16,989	13,470

Class R1 Shares
Issued	334,700	262,096
Reinvested	9,919	9,906
Redeemed	(118,340)	(124,642)

Total Class R1 Shares	226,279	147,360

Class R2 Shares
Issued	1,271,607	1,122,055
Reinvested	55,080	46,832
Redeemed	(273,223)	(135,674)

Total Class R2 Shares	1,053,464	1,033,213

Institutional Service Class Shares
Issued	718,735	504,293
Reinvested	22,452	12,794
Redeemed	(173,003)	(89,485)

Total Institutional Service Class Shares	568,184	427,602

The accompanying notes are an integral part of these financial statements.

100	Annual Report 2011

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	390,203	203,053
Reinvested	13,164	11,178
Redeemed	(84,669)	(95,939)

Total Institutional Class Shares	318,698	118,292

Total change in shares	2,364,139	2,174,325

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	101

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%		$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (f)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%		$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%		$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%	)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%		$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Year Ended October 31, 2011 (f)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%		$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (f)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%		$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%		$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%	)	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%		$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Year Ended October 31, 2011 (f)	$8.31	0.09	0.13	0.22	(0.11)	(0.03)	(0.14)	$8.39	2.56%		$6,627,067	1.23%	0.99%	1.23%	24.59%
Year Ended October 31, 2010 (f)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%		$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%		$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%	)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%		$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Year Ended October 31, 2011 (f)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%		$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (f)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%		$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%		$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%	)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%		$1,854	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%		$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (f)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%		$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%		$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%	)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%		$1,085	0.70%	1.83%	0.75%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

102	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%		$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (f)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%		$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%		$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%	)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%		$1,080,215	0.33%	2.10%	0.50%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	103

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2045 Fund (Class A at NAV) returned 3.13% versus 4.69% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 107 funds as of October 31, 2011) was 2.86% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Mid Cap Market Index Fund, which gained 7.92%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

104	Annual Report 2011

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	3.13%	(1.90)%
	w/SC2	(2.83)%	(3.28)%
Class C	w/o SC1	2.56%	(2.42)%
	w/SC3	1.56%	(2.42)%
Class R1[4]		2.60%	(2.36)%
Class R2[4]		2.78%	(2.16)%
Institutional Service Class[4]		3.27%	(1.75)%
Institutional Class[4]		3.61%	(1.44)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.55%
Class R2	1.40%
Institutional Service Class	0.89%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	105

Fund Performance (Continued)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, the Morningstar Lifetime Moderate 2045 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

106	Annual Report 2011

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2045 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	892.50	3.96	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	890.30	6.34	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	890.70	5.86	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	891.50	5.15	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	894.10	2.77	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	895.10	1.58	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	107

Portfolio Summary October 31, 2011	Nationwide Destination 2045 Fund

Asset Allocation
Equity Funds	80.7%
Alternative Assets	16.4%
Fixed Income Fund	2.0%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	23.6%
Nationwide Alternatives Allocation Fund, Institutional Class	16.3%
Nationwide Small Cap Index Fund, Institutional Class	13.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Bond Index Fund, Institutional Class	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

108	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2045 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 16.4%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	578,253	$5,510,751

Total Alternative Assets (cost $5,748,609)		5,510,751

Equity Funds 80.7%
Nationwide International Index Fund, Institutional Class (a)	1,185,767	7,968,352
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	303,948	4,425,484
Nationwide S&P 500 Index Fund, Institutional Class (a)	984,436	10,366,109
Nationwide Small Cap Index Fund, Institutional Class (a)	389,028	4,434,919

Total Equity Funds (cost $24,960,067)		27,194,864

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	57,466	674,074

Total Fixed Income Fund (cost $656,841)		674,074

Mutual Funds (continued)

	Shares	Market Value

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	333,146	$333,146

Total Money Market Fund (cost $333,146)		333,146

Total Mutual Funds (cost $31,698,663)		33,712,835

Total Investments (cost $31,698,663) (c) — 100.1%		33,712,835

Liabilities in excess of other assets — (0.1)%		(23,432)

NET ASSETS — 100.0%		$33,689,403

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	109

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $31,698,663)	$33,712,835
Receivable for investments sold	44,995
Receivable for capital shares issued	50,954

Total Assets	33,808,784

Liabilities:
Payable for capital shares redeemed	95,950
Accrued expenses and other payables:
Investment advisory fees	8,959
Distribution fees	9,885
Administrative servicing fees	4,527
Trustee fees (Note 3)	7
Professional fees (Note 3)	53

Total Liabilities	119,381

Net Assets	$33,689,403

Represented by:
Capital	$31,313,215
Accumulated net realized gains from investment transactions with affiliates	362,016
Net unrealized appreciation/(depreciation) from investments in affiliates	2,014,172

Net Assets	$33,689,403

Net Assets:
Class A Shares	$4,825,583
Class C Shares	207,219
Class R1 Shares	1,315,650
Class R2 Shares	20,007,152
Institutional Service Class Shares	3,909,223
Institutional Class Shares	3,424,576

Total	$33,689,403

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	578,035
Class C Shares	24,906
Class R1 Shares	158,443
Class R2 Shares	2,408,082
Institutional Service Class Shares	468,765
Institutional Class Shares	408,842

Total	4,047,073

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.35
Class C Shares (a)	$8.32
Class R1 Shares	$8.30
Class R2 Shares	$8.31
Institutional Service Class Shares	$8.34
Institutional Class Shares	$8.38

The accompanying notes are an integral part of these financial statements.

110	Annual Report 2011

Nationwide Destination 2045 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.86

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	111

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$460,702
Dividend income from non-affiliates	170,982
Other income from non-affiliates	135

Total Income	631,819

EXPENSES:
Investment advisory fees	94,520
Distribution fees Class A	10,881
Distribution fees Class C	1,775
Distribution fees Class R1	6,762
Distribution fees Class R2	84,333
Administrative servicing fees Class A	10,627
Administrative servicing fees Class R1	2,555
Administrative servicing fees Class R2	41,680
Administrative servicing fees Institutional Service Class	8,004
Professional fees (Note 3)	102
Trustee fees (Note 3)	560

Total Expenses	261,799

NET INVESTMENT INCOME	370,020

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	31,216
Net realized gains from investment transactions with affiliates	662,587
Net realized gains from investment transactions with non-affiliates	987,812

Net realized gains from affiliated and non-affiliated investments	1,681,615

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(900,190)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(745,285)

Net change in unrealized appreciation/(depreciation) from investments	(1,645,475)

Net realized/unrealized gains from affiliated and non-affiliated investments	36,140

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$406,160

The accompanying notes are an integral part of these financial statements.

112	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$370,020	$181,284
Net realized gains from investment transactions	1,681,615	31,007
Net change in unrealized appreciation/(depreciation) from investments	(1,645,475)	2,407,446

Change in net assets resulting from operations	406,160	2,619,737

Distributions to Shareholders From:
Net investment income:
Class A	(62,989)	(21,649)
Class C	(1,454)	(794)
Class R1	(8,737)	(1,929)
Class R2	(204,123)	(106,686)
Institutional Service Class	(54,509)	(22,243)
Institutional Class	(60,382)	(36,327)
Net realized gains:
Class A	(38,065)	(9,088)
Class C	(1,247)	(646)
Class R1	(6,167)	(1,145)
Class R2	(146,364)	(72,992)
Institutional Service Class	(27,187)	(10,741)
Institutional Class	(31,049)	(17,290)

Change in net assets from shareholder distributions	(642,273)	(301,530)

Change in net assets from capital transactions	11,911,285	8,852,138

Change in net assets	11,675,172	11,170,345

Net Assets:
Beginning of year	22,014,231	10,843,886

End of year	$33,689,403	$22,014,231

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,027,888	$2,427,543
Dividends reinvested	101,054	30,737
Cost of shares redeemed	(654,164)	(272,960)

Total Class A	1,474,778	2,185,320

Class C Shares
Proceeds from shares issued	93,326	44,456
Dividends reinvested	2,701	1,440
Cost of shares redeemed	(936)	(2,095)

Total Class C	95,091	43,801

Class R1 Shares
Proceeds from shares issued	1,172,289	275,087
Dividends reinvested	14,904	3,074
Cost of shares redeemed	(237,985)	(9,123)

Total Class R1	949,208	269,038

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,524,901	$5,107,812
Dividends reinvested	350,487	179,678
Cost of shares redeemed	(730,187)	(982,531)

Total Class R2	7,145,201	4,304,959

Institutional Service Class Shares
Proceeds from shares issued	2,099,421	1,535,982
Dividends reinvested	81,696	32,984
Cost of shares redeemed	(610,815)	(261,756)

Total Institutional Service Class	1,570,302	1,307,210

Institutional Class Shares
Proceeds from shares issued	2,288,262	1,757,410
Dividends reinvested	91,431	53,617
Cost of shares redeemed	(1,702,988)	(1,069,217)

Total Institutional Class	676,705	741,810

Change in net assets from capital transactions	$11,911,285	$8,852,138

SHARE TRANSACTIONS:
Class A Shares
Issued	233,698	315,258
Reinvested	11,756	4,021
Redeemed	(76,574)	(35,594)

Total Class A Shares	168,880	283,685

Class C Shares
Issued	10,593	5,667
Reinvested	314	189
Redeemed	(116)	(272)

Total Class C Shares	10,791	5,584

Class R1 Shares
Issued	133,788	35,272
Reinvested	1,742	404
Redeemed	(27,178)	(1,180)

Total Class R1 Shares	108,352	34,496

Class R2 Shares
Issued	874,832	667,181
Reinvested	40,958	23,669
Redeemed	(85,462)	(127,521)

Total Class R2 Shares	830,328	563,329

Institutional Service Class Shares
Issued	242,553	199,046
Reinvested	9,525	4,325
Redeemed	(70,409)	(33,842)

Total Institutional Service Class Shares	181,669	169,529

The accompanying notes are an integral part of these financial statements.

114	Annual Report 2011

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	271,270	234,901
Reinvested	10,629	7,014
Redeemed	(189,235)	(142,198)

Total Institutional Class Shares	92,664	99,717

Total change in shares	1,392,684	1,156,340

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	115

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%		$4,825,583	0.83%	1.39%	0.83%	29.14%
Year Ended October 31, 2010 (f)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%		$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%		$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%	)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%		$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Year Ended October 31, 2011 (f)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%		$207,219	1.33%	0.69%	1.33%	29.14%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%		$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%		$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%	)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Year Ended October 31, 2011 (f)	$8.28	0.05	0.17	0.22	(0.11)	(0.09)	(0.20)	$8.30	2.60%		$1,315,650	1.23%	0.62%	1.23%	29.14%
Year Ended October 31, 2010 (f)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%		$414,749	1.23%	0.60%	1.23%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%		$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%	)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1,089	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Year Ended October 31, 2011 (f)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%		$20,007,152	1.08%	1.12%	1.08%	29.14%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%		$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%		$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%	)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%		$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%		$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010 (f)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%		$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%		$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%	)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%		$1,090	0.70%	1.59%	0.79%	1.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

116	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%		$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010 (f)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%		$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%		$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%	)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%		$1,085,445	0.33%	2.01%	0.50%	1.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	117

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Destination 2050 Fund (Class A at NAV) returned 2.87% versus 4.48% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 176 funds as of October 31, 2011) was 2.51% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund (with a target allocation of 29%), which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Mid Cap Market Index Fund, which gained 7.92%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund (with target allocations ranging from 23% to 25%), which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund’s holdings in emerging market equities* (with target allocations ranging from 3% to 8%), which registered -9.63%.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

118	Annual Report 2011

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	2.87%	(1.74)%
	w/SC2	(3.05)%	(3.13)%
Class C	w/o SC1	2.40%	(2.37)%
	w/SC3	1.41%	(2.37)%
Class R1[4]		2.46%	(2.26)%
Class R2[4]		2.68%	(2.08)%
Institutional Service Class[4]		3.13%	(1.62)%
Institutional Class[4]		3.38%	(1.35)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.54%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	119

Fund Performance (Continued)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, the Morningstar Lifetime Moderate 2050 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

120	Annual Report 2011

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2050 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	891.00	3.96	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	888.90	6.28	1.32
	Hypothetical	[c]	1,000.00	1,018.55	6.72	1.32
Class R1 Shares	Actual		1,000.00	888.40	5.85	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	890.00	5.14	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	891.80	2.77	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	892.60	1.57	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	121

Portfolio Summary October 31, 2011	Nationwide Destination 2050 Fund

Asset Allocation
Equity Funds	80.8%
Alternative Assets	17.3%
Fixed Income Fund	1.0%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	29.8%
Nationwide International Index Fund, Institutional Class	24.6%
Nationwide Alternatives Allocation Fund, Institutional Class	17.3%
Nationwide Small Cap Index Fund, Institutional Class	13.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Bond Index Fund, Institutional Class	1.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

122	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2050 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 17.3%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	748,940	$7,137,401

Total Alternative Assets (cost $7,461,076)		7,137,401

Equity Funds 80.8%
Nationwide International Index Fund, Institutional Class (a)	1,511,657	10,158,332
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	371,972	5,415,909
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,164,981	12,267,249
Nationwide Small Cap Index Fund, Institutional Class (a)	476,043	5,426,890

Total Equity Funds (cost $28,820,192)		33,268,380

Fixed Income Fund 1.0%
Nationwide Bond Index Fund, Institutional Class (a)	35,269	413,702

Total Fixed Income Fund (cost $401,462)		413,702

Mutual Funds (continued)

	Shares	Market Value

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	407,809	$407,809

Total Money Market Fund (cost $407,809)		407,809

Total Mutual Funds (cost $37,090,539)		41,227,292

Total Investments (cost $37,090,539) (c) — 100.1%		41,227,292

Liabilities in excess of other assets — (0.1)%		(28,264)

NET ASSETS — 100.0%		$41,199,028

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	123

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $37,090,539)	$41,227,292
Receivable for investments sold	100,696
Receivable for capital shares issued	58,979

Total Assets	41,386,967

Liabilities:
Payable for capital shares redeemed	159,675
Accrued expenses and other payables:
Investment advisory fees	11,013
Distribution fees	10,419
Administrative servicing fees	6,772
Trustee fees (Note 3)	12
Professional fees (Note 3)	48

Total Liabilities	187,939

Net Assets	$41,199,028

Represented by:
Capital	$35,719,153
Accumulated net realized gains from investment transactions with affiliates	1,343,122
Net unrealized appreciation/(depreciation) from investments in affiliates	4,136,753

Net Assets	$41,199,028

Net Assets:
Class A Shares	$15,061,292
Class C Shares	119,107
Class R1 Shares	1,078,724
Class R2 Shares	16,686,950
Institutional Service Class Shares	5,663,266
Institutional Class Shares	2,589,689

Total	$41,199,028

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,826,052
Class C Shares	14,533
Class R1 Shares	131,350
Class R2 Shares	2,035,834
Institutional Service Class Shares	686,382
Institutional Class Shares	313,320

Total	5,007,471

The accompanying notes are an integral part of these financial statements.

124	Annual Report 2011

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.25
Class C Shares (a)	$8.20
Class R1 Shares	$8.21
Class R2 Shares	$8.20
Institutional Service Class Shares	$8.25
Institutional Class Shares	$8.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.75

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	125

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$596,979
Dividend income from non-affiliates	240,124
Other income from non-affiliates	186

Total Income	837,289

EXPENSES:
Investment advisory fees	123,911
Distribution fees Class A	37,622
Distribution fees Class C	335
Distribution fees Class R1	6,371
Distribution fees Class R2	72,311
Administrative servicing fees Class A	37,439
Administrative servicing fees Class R1	2,428
Administrative servicing fees Class R2	35,736
Administrative servicing fees Institutional Service Class	12,937
Professional fees (Note 3)	84
Trustee fees (Note 3)	722

Total Expenses	329,896

NET INVESTMENT INCOME	507,393

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	42,569
Net realized gains from investment transactions with affiliates	879,137
Net realized gains from investment transactions with non-affiliates	1,648,593

Net realized gains from affiliated and non-affiliated investments	2,570,299

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,192,403)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,331,567)

Net change in unrealized appreciation/(depreciation) from investments	(2,523,970)

Net realized/unrealized gains from affiliated and non-affiliated investments	46,329

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$553,722

The accompanying notes are an integral part of these financial statements.

126	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$507,393	$305,626
Net realized gains from investment transactions	2,570,299	840,620
Net change in unrealized appreciation/(depreciation) from investments	(2,523,970)	2,814,071

Change in net assets resulting from operations	553,722	3,960,317

Distributions to Shareholders From:
Net investment income:
Class A	(229,459)	(156,140)
Class C	(389)	(126)
Class R1	(9,932)	(4,481)
Class R2	(175,911)	(85,057)
Institutional Service Class	(84,338)	(45,007)
Institutional Class	(34,434)	(27,425)
Net realized gains:
Class A	(352,070)	(50,992)
Class C	(784)	(46)
Class R1	(18,182)	(1,880)
Class R2	(302,367)	(29,003)
Institutional Service Class	(104,728)	(11,597)
Institutional Class	(34,468)	(8,591)

Change in net assets from shareholder distributions	(1,347,062)	(420,345)

Change in net assets from capital transactions	11,423,098	6,633,203

Change in net assets	10,629,758	10,173,175

Net Assets:
Beginning of year	30,569,270	20,396,095

End of year	$41,199,028	$30,569,270

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,005,708	$3,252,059
Dividends reinvested	581,502	207,121
Cost of shares redeemed	(1,808,519)	(1,943,240)

Total Class A	1,778,691	1,515,940

Class C Shares
Proceeds from shares issued	100,606	13,138
Dividends reinvested	1,173	172
Cost of shares redeemed	(10,481)	(810)

Total Class C	91,298	12,500

Class R1 Shares
Proceeds from shares issued	853,076	191,780
Dividends reinvested	28,114	6,361
Cost of shares redeemed	(245,787)	(140,850)

Total Class R1	635,403	57,291
The accompanying notes are an integral part of these financial statements.

2011 Annual Report	127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,567,351	$5,033,019
Dividends reinvested	478,278	114,060
Cost of shares redeemed	(922,533)	(1,001,915)

Total Class R2	6,123,096	4,145,164

Institutional Service Class Shares
Proceeds from shares issued	4,349,591	3,360,497
Dividends reinvested	189,065	56,604
Cost of shares redeemed	(3,096,465)	(1,850,505)

Total Institutional Service Class	1,442,191	1,566,596

Institutional Class Shares
Proceeds from shares issued	1,518,277	550,324
Dividends reinvested	68,902	36,016
Cost of shares redeemed	(234,760)	(1,250,628)

Total Institutional Class	1,352,419	(664,288)

Change in net assets from capital transactions	$11,423,098	$6,633,203

SHARE TRANSACTIONS:
Class A Shares
Issued	349,372	422,058
Reinvested	68,253	27,055
Redeemed	(211,602)	(252,124)

Total Class A Shares	206,023	196,989

Class C Shares
Issued	12,739	1,670
Reinvested	138	23
Redeemed	(1,171)	(109)

Total Class C Shares	11,706	1,584

Class R1 Shares
Issued	98,381	24,603
Reinvested	3,311	835
Redeemed	(29,919)	(17,985)

Total Class R1 Shares	71,773	7,453

Class R2 Shares
Issued	769,182	655,979
Reinvested	56,473	14,979
Redeemed	(107,350)	(129,747)

Total Class R2 Shares	718,305	541,211

Institutional Service Class Shares
Issued	508,128	432,324
Reinvested	22,207	7,384
Redeemed	(360,727)	(241,569)

Total Institutional Service Class Shares	169,608	198,139

The accompanying notes are an integral part of these financial statements.

128	Annual Report 2011

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	180,680	71,632
Reinvested	8,103	4,700
Redeemed	(27,401)	(164,818)

Total Institutional Class Shares	161,382	(88,486)

Total change in shares	1,338,797	856,890

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	129

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%		$15,061,292	0.83%	1.49%		0.83%	28.78%
Year Ended October 31, 2010 (f)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%		$13,525,000	0.83%	1.27%		0.83%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%		$10,334,866	0.83%	1.19%		0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%	)	$200,917	0.59%	1.55%		0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$53,443	0.86%	(0.30%	)	1.08%	0.82%

Class C Shares
Year Ended October 31, 2011 (f)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%		$119,107	1.32%	0.53%		1.32%	28.78%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%		$23,491	1.34%	0.78%		1.34%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%		$9,006	1.33%	1.23%		1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%	)	$6,734	1.34%	0.65%		1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1,092	1.39%	0.87%		1.49%	0.82%

Class R1 Shares
Year Ended October 31, 2011 (f)	$8.32	0.08	0.13	0.21	(0.11)	(0.21)	(0.32)	$8.21	2.46%		$1,078,724	1.23%	0.91%		1.23%	28.78%
Year Ended October 31, 2010 (f)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%		$495,914	1.23%	0.98%		1.23%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%		$377,829	1.23%	1.49%		1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%	)	$314,774	1.24%	0.72%		1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1,092	1.39%	0.87%		1.49%	0.82%

Class R2 Shares
Year Ended October 31, 2011 (f)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%		$16,686,950	1.08%	1.11%		1.08%	28.78%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%		$10,938,108	1.09%	0.93%		1.09%	16.40%
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%		$5,612,611	1.08%	1.29%		1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%	)	$1,810,597	1.03%	1.02%		1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$13,240	1.06%	0.62%		1.17%	0.82%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%		$5,663,266	0.58%	1.57%		0.58%	28.78%
Year Ended October 31, 2010 (f)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%		$4,315,631	0.59%	1.40%		0.59%	16.40%
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%		$2,313,686	0.58%	1.50%		0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%	)	$337,395	0.60%	1.47%		0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%		$1,093	0.70%	1.57%		0.79%	0.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

130	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%		$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (f)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%		$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%		$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%	)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%		$1,092,264	0.33%	1.98%	0.50%	0.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	131

Nationwide Destination 2055 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from the Fund’s inception on December 27, 2010, through October 31, 2011, the Nationwide Destination 2055 Fund (Class A at NAV) registered -2.36%. For the period from January 1, 2011, through October 31, 2011, the Fund’s benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index, registered -1.70%. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 191 funds as of October 31, 2011) was (2.57%) for the 10 months ended October 31, 2011.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative return came from the Fund’s investment in the Nationwide Mid Cap Market Index Fund, which gained 7.92%.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

Eight out of 10 sectors within the Standard & Poor’s MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The consumer staples sector, with 31.61%, was the strongest sector in terms of performance, and the telecommunications services sector, which registered -15.85%, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.46% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -14.57% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

132	Annual Report 2011

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For period ended October 31, 2011)

		Inception[5]
Class A	w/o SC1	(2.36)%
	w/SC2	(7.97)%
Class C	w/o SC1	(2.97)%
	w/SC3	(3.94)%
Class R1[4]		(2.71)%
Class R2[4]		(2.64)%
Institutional Service Class[4]		(2.18)%
Institutional Class[4]		(2.18)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 28, 2010.

Expense Ratios

Expense Ratio*
Class A	1.15%
Class C	1.65%
Class R1	1.54%
Class R2	1.40%
Institutional Service Class	0.90%
Institutional Class	0.65%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	133

Fund Performance (Continued)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Morningstar Lifetime Moderate 2055 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology. Information shown is for the period January 1, 2011 through October 31,2011.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households. Information shown is for the period January 1, 2011 through October 31,2011.

134	Annual Report 2011

Shareholder	Nationwide Destination 2055 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Destination 2055 Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	892.10	3.05	0.64
	Hypothetical	[c]	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual		1,000.00	889.30	6.33	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	889.90	4.86	1.02
	Hypothetical	[c]	1,000.00	1,020.06	5.19	1.02
Class R2 Shares	Actual		1,000.00	890.10	4.72	0.99
	Hypothetical	[c]	1,000.00	1,020.21	5.04	0.99
Institutional Service Class Shares	Actual		1,000.00	893.30	1.57	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33
Institutional Class Shares	Actual		1,000.00	893.30	1.57	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	135

Portfolio Summary October 31, 2011	Nationwide Destination 2055 Fund

Asset Allocation
Equity Funds	81.7%
Alternative Assets	17.3%
Money Market Fund	1.0%
Fixed Income Fund††	0.0%
Liabilities in excess of other assets††	0.0%

100.0%

Top Holdings †
Nationwide S&P 500 Index Fund, Institutional Class	29.7%
Nationwide International Index Fund, Institutional Class	25.7%
Nationwide Alternatives Allocation Fund, Institutional Class	17.3%
Nationwide Small Cap Index Fund, Institutional Class	13.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Money Market Fund, Institutional Class	1.0%
Nationwide Bond Index Fund, Institutional Class ††	0.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

136	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Destination 2055 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 17.3%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	28,120	$267,982

Total Alternative Assets (cost $277,085)		267,982

Equity Funds 81.7%
Nationwide International Index Fund, Institutional Class (a)	59,213	397,913
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	13,990	203,691
Nationwide S&P 500 Index Fund, Institutional Class (a)	43,669	459,839
Nationwide Small Cap Index Fund, Institutional Class (a)	17,944	204,565

Total Equity Funds (cost $1,290,642)		1,266,008

Fixed Income Fund 0.0%†
Nationwide Bond Index Fund, Institutional Class (a)	8	94

Total Fixed Income Fund (cost $93)		94

Mutual Funds (continued)

	Shares	Market Value

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	15,212	$15,212

Total Money Market Fund (cost $15,212)		15,212

Total Mutual Funds (cost $1,583,032)		1,549,296

Total Investments (cost $1,583,032) (c) — 100.0%		1,549,296

Liabilities in excess of other assets — 0.0%†		(595)

NET ASSETS — 100.0%		$1,548,701

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	137

Statement of Assets and Liabilities

October 31, 2011

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $1,583,032)	$1,549,296
Receivable for capital shares issued	1,133

Total Assets	1,550,429

Liabilities:
Payable for investments purchased	1,128
Payable for capital shares redeemed	5
Accrued expenses and other payables:
Investment advisory fees	410
Distribution fees	176
Administrative servicing fees	8
Trustee fees (Note 3)	1

Total Liabilities	1,728

Net Assets	$1,548,701

Represented by:
Capital	$1,575,469
Accumulated net realized gains from investment transactions with affiliates	6,968
Net unrealized appreciation/(depreciation) from investments in affiliates	(33,736)

Net Assets	$1,548,701

Net Assets:
Class A Shares	$21,750
Class C Shares	9,703
Class R1 Shares	19,456
Class R2 Shares	388,081
Institutional Service Class Shares	17,879
Institutional Class Shares	1,091,832

Total	$1,548,701

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,243
Class C Shares	1,001
Class R1 Shares	2,008
Class R2 Shares	40,088
Institutional Service Class Shares	1,843
Institutional Class Shares	112,537

Total	159,720

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.70
Class C Shares (a)	$9.69
Class R1 Shares	$9.69
Class R2 Shares	$9.68
Institutional Service Class Shares	$9.70
Institutional Class Shares	$9.70

The accompanying notes are an integral part of these financial statements.

138	Annual Report 2011

Nationwide Destination 2055 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.29

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	139

Statement of Operations

For the Period Ended October 31, 2011 (a)

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$11,720
Dividend income from non-affiliates	903
Other income from non-affiliates	2

Total Income	12,625

EXPENSES:
Investment advisory fees	3,195
Distribution fees Class A	26
Distribution fees Class C	85
Distribution fees Class R1	66
Distribution fees Class R2	462
Administrative servicing fees Class A	4
Administrative servicing fees Class R1	3
Administrative servicing fees Class R2	148
Professional fees (Note 3)	11
Trustee fees (Note 3)	37

Total Expenses	4,037

NET INVESTMENT INCOME	8,588

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(2,400)
Net realized gains from investment transactions with non-affiliates	10,080

Net realized gains from affiliated and non-affiliated investments	7,680

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(33,736)

Net realized/unrealized losses from affiliated and non-affiliated investments	(26,056)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,468)

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

140	Annual Report 2011

Statement of Changes in Net Assets

Nationwide Destination 2055 Fund
Period ended October 31, 2011 (a)
Operations:
Net investment income	$8,588
Net realized gains from investment transactions	7,680
Net change in unrealized depreciation from investments	(33,736)

Change in net assets resulting from operations	(17,468)

Distributions to Shareholders From:
Net investment income:
Class A	(88)
Class C	(13)
Class R1	(59)
Class R2	(688)
Institutional Service Class	(85)
Institutional Class	(8,428)

Change in net assets from shareholder distributions	(9,361)

Change in net assets from capital transactions	1,575,530

Change in net assets	1,548,701

Net Assets:
Beginning of year	–

End of year	$1,548,701

CAPITAL TRANSACTIONS:

Class A Shares
Proceeds from shares issued	$21,942
Dividends reinvested	88
Cost of shares redeemed	(21)

Total Class A	22,009

Class C Shares
Proceeds from shares issued	10,000
Dividends reinvested	13
Cost of shares redeemed	–

Total Class C	10,013

Class R1 Shares
Proceeds from shares issued	19,548
Dividends reinvested	59
Cost of shares redeemed	(102)

Total Class R1	19,505

Class R2 Shares
Proceeds from shares issued	415,588
Dividends reinvested	688
Cost of shares redeemed	(24,983)

Total Class R2	391,293
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	141

Statement of Changes in Net Assets (Continued)

Nationwide Destination 2055 Fund
Period ended October 31, 2011 (a)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$17,615
Dividends reinvested	85
Cost of shares redeemed	(1)

Total Institutional Service Class	17,699

Institutional Class Shares
Proceeds from shares issued	1,156,936
Dividends reinvested	8,428
Cost of shares redeemed	(50,353)

Total Institutional Class	1,115,011

Change in net assets from capital transactions	$1,575,530

SHARE TRANSACTIONS:
Class A Shares
Issued	2,236
Reinvested	9
Redeemed	(2)

Total Class A Shares	2,243

Class C Shares
Issued	1,000
Reinvested	1
Redeemed	–

Total Class C Shares	1,001

Class R1 Shares
Issued	2,012
Reinvested	6
Redeemed	(10)

Total Class R1 Shares	2,008

Class R2 Shares
Issued	42,614
Reinvested	72
Redeemed	(2,598)

Total Class R2 Shares	40,088

Institutional Service Class Shares
Issued	1,834
Reinvested	9
Redeemed	–

Total Institutional Service Class Shares	1,843

Institutional Class Shares
Issued	116,957
Reinvested	853
Redeemed	(5,273)

Total Institutional Class Shares	112,537

Total change in shares	159,720

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

142	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.29)	(0.23)	(0.07)	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Period Ended October 31, 2011 (f)(g)	$10.00	–	(0.30)	(0.30)	(0.01)	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R1 Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.03	(0.30)	(0.27)	(0.04)	(0.04)	$9.69	(2.71%	)	$19,456	1.00%	0.40%		1.00%	30.50%

Class R2 Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.02	(0.28)	(0.26)	(0.06)	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.28)	(0.22)	(0.08)	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Period Ended October 31, 2011 (f)(g)	$10.00	0.08	(0.30)	(0.22)	(0.08)	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	143

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2011, the Nationwide Retirement Income Fund (Class A at NAV) returned 0.94% versus 5.90% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 436 funds as of October 31, 2011) was 3.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The underlying asset class that provided the most positive relative return for the Fund during the reporting period was the Fund’s investment in the Nationwide S&P 500 Index Fund, which gained 7.91%. The next most positive relative return came from the Fund’s investment in the iShares Barclays TIPS Bond Fund and in the Nationwide Alternatives Allocation Fund. The Fund invested in the iShares Barclays TIPS Bond Fund from November 1, 2010, through July 25, 2011, with a return of 4.36% for the period. From July 26, 2011, to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, with a return in its Treasury Inflation Protected Securities (TIPS) sleeve of 4.87% for the period.

Nine out of 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The energy sector, with 19.22%, was the strongest sector in terms of performance, and the financials sector, which registered -5.90%, was the weakest sector in terms of performance during the reporting period.

The Barclays Capital (BARCAP) U.S. Treasury Inflation Protected Securities (TIPS) Index, which invests in a broad range of securities in the inflation-protected sector of the U.S. Treasury market, returned 9.03% for the reporting period.

What areas of investment detracted from Fund performance?

The underlying asset class that detracted the most, in relative terms, from the Fund’s returns during the reporting period was the Fund’s investment in the Nationwide International Index Fund, which registered -5.57%. The next-largest detractor from the Fund’s relative returns was the Fund’s investment in the Vanguard MSCI Emerging Markets ETF and in the Nationwide Alternatives Allocation Fund. The Fund invested in the Vanguard MSCI Emerging Markets ETF from November 1, 2010, through July 25, 2011, returning 5.64% for the period. From July 26, 2011 to October 31, 2011, the Fund invested in the Nationwide Alternatives Allocation Fund, registering -9.63% in its emerging market stocks sleeve.

Seven out of 10 sectors within the MSCI EAFE® Index posted negative returns during the reporting period. The energy sector contributed the most to this Index with 8.46%, and the utilities sector, which registered -16.21%, detracted most from this Index during the reporting period.

The MSCI Emerging Markets IndexSM also posted negative returns during the reporting period. The country of South Korea contributed the most to this Index with 6.01%, while Turkey was the weakest country, registering -34.11%.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

144	Annual Report 2011

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended October 31, 2011)

		1 Yr.	Inception[5]
Class A	w/o SC1	0.94%	2.49%
	w/SC2	(4.88)%	1.05%
Class C	w/o SC1	0.40%	1.93%
	w/SC3	(0.56)%	1.93%
Class R1[4]		0.50%	2.06%
Class R2[4]		0.61%	2.23%
Institutional Service Class[4]		1.22%	2.73%
Institutional Class[4]		1.35%	2.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class C	1.63%
Class R1	1.52%
Class R2	1.38%
Institutional Service Class	0.88%
Institutional Class	0.63%
*	Current effective prospectus dated March 1, 2011 (as revised September 28, 2011). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2011 Annual Report	145

Fund Performance (Continued)	Nationwide Retirement Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Morningstar Lifetime Moderate Income Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

146	Annual Report 2011

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2011) and continued to hold your shares at the end of the reporting period (October 31, 2011).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2011 through October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2011 through October 31, 2011. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2011

Nationwide Retirement Income Fund			Beginning Account Value ($) 05/01/11	Ending Account Value ($) 10/31/11	Expenses Paid During Period ($) 05/01/11 - 10/31/11[a,b]	Expense Ratio During Period (%) 05/01/11 - 10/31/11[a,b]
Class A Shares	Actual		1,000.00	961.30	4.10	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual		1,000.00	958.50	6.57	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33
Class R1 Shares	Actual		1,000.00	958.60	6.07	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual		1,000.00	959.00	5.33	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual		1,000.00	962.60	2.87	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual		1,000.00	962.80	1.63	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2011 through October 31, 2011 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2011 Annual Report	147

Portfolio Summary October 31, 2011	Nationwide Retirement Income Fund

Asset Allocation
Fixed Income Funds	44.4%
Alternative Assets	38.0%
Equity Funds	9.5%
Money Market Fund	8.1%
Liabilities in excess of other assets††	0.0%

100.0%

Top Holdings †
Nationwide Alternatives Allocation Fund, Institutional Class	38.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	24.1%
Nationwide Bond Index Fund, Institutional Class	20.3%
Nationwide S&P 500 Index Fund, Institutional Class	9.4%
Nationwide Money Market Fund, Institutional Class	8.1%
Nationwide International Index Fund, Institutional Class	0.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	0.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2011.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

148	Annual Report 2011

Statement of Investments

October 31, 2011

Nationwide Retirement Income Fund

Mutual Funds 75.9%

	Shares	Market Value

Alternative Assets 38.0%
Nationwide Alternatives Allocation Fund, Institutional Class* (a)	1,049,483	$10,001,573

Total Alternative Assets (cost $10,445,849)		10,001,573

Equity Funds 9.5%
Nationwide International Index Fund, Institutional Class (a)	3,180	21,371
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	107	1,559
Nationwide S&P 500 Index Fund, Institutional Class (a)	235,213	2,476,788

Total Equity Funds (cost $2,572,339)		2,499,718

Fixed Income Fund 20.3%
Nationwide Bond Index Fund, Institutional Class (a)	455,178	5,339,240

Total Fixed Income Fund (cost $5,287,434)		5,339,240

Money Market Fund 8.1%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	2,118,245	2,118,245

Total Money Market Fund (cost $2,118,245)		2,118,245

Total Mutual Funds (cost $20,423,867)		19,958,776

Exchange Traded Fund 24.1%

	Shares	Market Value

Fixed Income Fund 24.1%
Vanguard Short-Term Bond Index Fund, ETF Shares	77,740	$6,334,255

Total Fixed Income Fund (cost $6,299,182)		6,334,255

Total Exchange Traded Fund (cost $6,299,182)		6,334,255

Total Investments (cost $26,723,049) (c) — 100.0%		26,293,031

Liabilities in excess of other assets — 0.0%†		(2,497)

NET ASSETS — 100.0%		$26,290,534

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2011.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	149

Statement of Assets and Liabilities

October 31, 2011

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $20,423,867)	$19,958,776
Investments in non-affiliates, at value (cost $6,299,182)	6,334,255

Total Investments	26,293,031

Cash	168,877
Receivable for investments sold	244
Receivable for capital shares issued	63,050

Total Assets	26,525,202

Liabilities:
Payable for investments purchased	214,086
Payable for capital shares redeemed	4,135
Accrued expenses and other payables:
Investment advisory fees	7,098
Distribution fees	4,168
Administrative servicing fees	5,064
Trustee fees (Note 3)	7
Professional fees (Note 3)	110

Total Liabilities	234,668

Net Assets	$26,290,534

Represented by:
Capital	$25,679,451
Accumulated undistributed net investment income	16,278
Accumulated net realized gains from investment transactions	1,024,823
Net unrealized appreciation/(depreciation) from investments in affiliates	(465,091)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	35,073

Net Assets	$26,290,534

Net Assets:
Class A Shares	$4,176,502
Class C Shares	163,559
Class R1 Shares	925,225
Class R2 Shares	6,810,440
Institutional Service Class Shares	12,758,665
Institutional Class Shares	1,456,143

Total	$26,290,534

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	429,007
Class C Shares	16,858
Class R1 Shares	95,053
Class R2 Shares	702,483
Institutional Service Class Shares	1,311,801
Institutional Class Shares	149,610

Total	2,704,812

The accompanying notes are an integral part of these financial statements.

150	Annual Report 2011

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.74
Class C Shares (a)	$9.70
Class R1 Shares	$9.73
Class R2 Shares	$9.69
Institutional Service Class Shares	$9.73
Institutional Class Shares	$9.73
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	151

Statement of Operations

For the Year Ended October 31, 2011

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$478,557
Dividend income from affiliates	192,162
Other income from non-affiliates	130

Total Income	670,849

EXPENSES:
Investment advisory fees	82,723
Distribution fees Class A	9,725
Distribution fees Class C	890
Distribution fees Class R1	12,932
Distribution fees Class R2	31,919
Administrative servicing fees Class A	9,507
Administrative servicing fees Class R1	4,898
Administrative servicing fees Class R2	15,806
Administrative servicing fees Institutional Service Class	27,578
Professional fees (Note 3)	69
Trustee fees (Note 3)	461

Total Expenses	196,508

NET INVESTMENT INCOME	474,341

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,674
Net realized gain distributions from underlying non-affiliated funds	38,691
Net realized gains from investment transactions with affiliates	689,138
Net realized gains from investment transactions with non-affiliates	817,184

Net realized gains from affiliated and non-affiliated investments	1,549,687

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,074,940)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(740,296)

Net change in unrealized appreciation/(depreciation) from investments	(1,815,236)

Net realized/unrealized losses from affiliated and non-affiliated investments	(265,549)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$208,792

The accompanying notes are an integral part of these financial statements.

152	Annual Report 2011

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment income	$474,341	$309,128
Net realized gains from investment transactions	1,549,687	959,533
Net change in unrealized appreciation/(depreciation) from investments	(1,815,236)	369,779

Change in net assets resulting from operations	208,792	1,638,440

Distributions to Shareholders From:
Net investment income:
Class A	(74,870)	(52,682)
Class C	(1,550)	(183)
Class R1	(27,192)	(28,518)
Class R2	(104,586)	(66,651)
Institutional Service Class	(234,578)	(98,709)
Institutional Class	(34,712)	(56,869)
Net realized gains:
Class A	(111,314)	–
Class C	(1,647)	–
Class R1	(79,486)	–
Class R2	(174,455)	–
Institutional Service Class	(254,062)	–
Institutional Class	(50,539)	–

Change in net assets from shareholder distributions	(1,148,991)	(303,612)

Change in net assets from capital transactions	5,529,460	7,164,892

Change in net assets	4,589,261	8,499,720

Net Assets:
Beginning of year	21,701,273	13,201,553

End of year	$26,290,534	$21,701,273

Accumulated undistributed net investment income at end of year	$16,278	$11,206

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,773,849	$2,522,082
Dividends reinvested	182,497	51,991
Cost of shares redeemed	(1,904,707)	(684,599)

Total Class A	51,639	1,889,474

Class C Shares
Proceeds from shares issued	115,570	55,000
Dividends reinvested	2,739	82
Cost of shares redeemed	(6,639)	(2,677)

Total Class C	111,670	52,405

Class R1 Shares
Proceeds from shares issued	873,854	452,064
Dividends reinvested	106,677	28,518
Cost of shares redeemed	(2,487,737)	(305,736)

Total Class R1	(1,507,206)	174,846

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	153

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,393,735	$4,774,642
Dividends reinvested	279,041	66,651
Cost of shares redeemed	(3,112,163)	(2,836,010)

Total Class R2	1,560,613	2,005,283

Institutional Service Class Shares
Proceeds from shares issued	11,611,356	6,804,603
Dividends reinvested	488,641	98,709
Cost of shares redeemed	(6,766,517)	(2,263,550)

Total Institutional Service Class	5,333,480	4,639,762

Institutional Class Shares
Proceeds from shares issued	2,661,765	1,124,496
Dividends reinvested	85,251	56,869
Cost of shares redeemed	(2,767,752)	(2,778,243)

Total Institutional Class	(20,736)	(1,596,878)

Change in net assets from capital transactions	$5,529,460	$7,164,892

SHARE TRANSACTIONS:
Class A Shares
Issued	178,611	261,654
Reinvested	18,585	5,367
Redeemed	(188,877)	(71,119)

Total Class A Shares	8,319	195,902

Class C Shares
Issued	11,727	5,684
Reinvested	279	8
Redeemed	(671)	(274)

Total Class C Shares	11,335	5,418

Class R1 Shares
Issued	88,292	46,932
Reinvested	10,914	2,959
Redeemed	(247,259)	(31,643)

Total Class R1 Shares	(148,053)	18,248

Class R2 Shares
Issued	443,250	492,354
Reinvested	28,542	6,919
Redeemed	(313,841)	(288,253)

Total Class R2 Shares	157,951	211,020

Institutional Service Class Shares
Issued	1,168,007	701,980
Reinvested	49,785	10,194
Redeemed	(685,594)	(234,367)

Total Institutional Service Class Shares	532,198	477,807

The accompanying notes are an integral part of these financial statements.

154	Annual Report 2011

	Nationwide Retirement Income Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	265,498	118,001
Reinvested	8,700	5,901
Redeemed	(274,915)	(288,580)

Total Institutional Class Shares	(717)	(164,678)

Total change in shares	561,033	743,717

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	155

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2011 (f)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%		$4,176,502	0.83%	1.96%	0.83%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%		$4,264,462	0.84%	1.50%	0.84%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%		$2,122,283	0.83%	2.15%	0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%	)	$24,515	0.83%	3.30%	0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%		$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Year Ended October 31, 2011 (f)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%		$163,559	1.33%	0.83%	1.33%	107.29%
Year Ended October 31, 2010 (f)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%		$55,901	1.35%	0.60%	1.35%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%		$991	1.38%	1.69%	1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%	)	$880	1.38%	2.99%	1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%		$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Year Ended October 31, 2011 (f)	$10.12	0.17	(0.12)	0.05	(0.14)	(0.30)	(0.44)	$9.73	0.50%		$925,225	1.23%	1.73%	1.23%	107.29%
Year Ended October 31, 2010 (f)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%		$2,460,478	1.23%	1.29%	1.23%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%		$2,119,001	1.23%	1.81%	1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%	)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.31	0.35	(0.03)	–	(0.03)	$10.32	3.51%		$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Year Ended October 31, 2011 (f)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%		$6,810,440	1.08%	1.59%	1.08%	107.29%
Year Ended October 31, 2010 (f)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%		$5,499,116	1.09%	1.34%	1.09%	40.31%
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%		$3,136,767	1.08%	1.91%	1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%	)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%		$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Year Ended October 31, 2011 (f)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%		$12,758,665	0.58%	2.01%	0.58%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%		$7,897,217	0.59%	1.79%	0.59%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%		$2,847,529	0.58%	2.45%	0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%	)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%		$1,037	0.72%	3.31%	0.72%	1.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

156	Annual Report 2011

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover(e)
Institutional Class Shares
Year Ended October 31, 2011 (f)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%		$1,456,143	0.33%	2.39%	0.33%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%		$1,524,099	0.34%	2.28%	0.34%	40.31%
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%		$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%	)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%		$1,032,807	0.33%	3.74%	0.50%	1.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report	157

Notes to Financial Statements

October 31, 2011

1.  Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by a Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2011, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which quotations are not readily available are valued at fair value, in accordance with the procedures described below. U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available

158	Annual Report 2011

unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy, or at fair value, and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Commodity-linked notes are valued at the last quoted bid price provided by the counterparty, which generally considers the movement of an underlying commodity index as

2011 Annual Report	159

Notes to Financial Statements (Continued)

October 31, 2011

well as other terms of the contract including the leverage factor and any fee and/or interest components of the note, and are categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

Destination 2010 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$4,916,259	$—	$—	$4,916,259
Mutual Funds	27,975,046	—	—	27,975,046
Total	$32,891,305	$—	$—	$32,891,305

Destination 2015 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$14,592,090	$—	$—	$14,592,090
Mutual Funds	118,579,113	—	—	118,579,113
Total	$133,171,203	$—	$—	$133,171,203

Destination 2020 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$12,956,542	$—	$—	$12,956,542
Mutual Funds	150,400,263	—	—	150,400,263
Total Assets	$163,356,805	$—	$—	$163,356,805

Destination 2025 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$7,129,744	$—	$—	$7,129,744
Mutual Funds	136,797,027	—	—	136,797,027
Total Assets	$143,926,771	$—	$—	$143,926,771

Destination 2030 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$4,604,435	$—	$—	$4,604,435
Mutual Funds	151,176,475	—	—	151,176,475
Total	$155,780,910	$—	$—	$155,780,910

160	Annual Report 2011

Destination 2035 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$83,171,795	$—	$—	$83,171,795
Total Assets	$83,171,795	$—	$—	$83,171,795

Destination 2040 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$66,788,405	$—	$—	$66,788,405
Total	$66,788,405	$—	$—	$66,788,405

Destination 2045 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$33,712,835	$—	$—	$33,712,835
Total	$33,712,835	$—	$—	$33,712,835

Destination 2050 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$41,227,292	$—	$—	$41,227,292
Total	$41,227,292	$—	$—	$41,227,292

Destination 2055 Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,549,296	$—	$—	$1,549,296
Total	$1,549,296	$—	$—	$1,549,296

Nationwide Retirement Income Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$6,334,255	$—	$—	$6,334,255
Mutual Funds	19,958,776	—	—	19,958,776
Total	$26,293,031	$—	$—	$26,293,031

*	See Statement of Investments for identification of Fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2011, there were no significant transfers between Levels 1 and 2.

2011 Annual Report	161

Notes to Financial Statements (Continued)

October 31, 2011

(b)	Cash Overdraft

As of October 31, 2011, the Destination 2010 Fund and Destination 2025 Fund had an overdrawn balance of $10,190 and $4,178, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2011 are primarily attributable to distribution redesignations, adjustments for litigation income and capital gains from Underlying Funds. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Funds undertake an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s taxable years 2008 to 2011 remain subject to examination by the Internal Revenue Service.

162	Annual Report 2011

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to file amended Forms 1099. The Modernization Act is effective for taxable years beginning after December 22, 2010. The Modernization Act applies to Destination 2055 for the period from December 28, 2010 (commencement of operations) through October 31, 2011.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares.

2011 Annual Report	163

Notes to Financial Statements (Continued)

October 31, 2011

These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2011, NFD received commissions of $54,297 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $26,751 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the year ended October 31, 2011, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Destination 2010	$71,762
Destination 2015	293,728
Destination 2020	332,288
Destination 2025	305,932
Destination 2030	331,507
Destination 2035	158,871
Destination 2040	132,164
Destination 2045	62,866
Destination 2050	88,540
Destination 2055(a)	155
Retirement Income	57,789
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

As of October 31, 2011, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Destination 2010	97.87%
Destination 2015	98.89
Destination 2020	98.89
Destination 2025	98.41
Destination 2030	99.10
Destination 2035	99.24
Destination 2040	98.81
Destination 2045	99.06
Destination 2050	99.40
Destination 2055	100.00
Retirement Income	97.71

164	Annual Report 2011

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the year ended October 31, 2011 were as follows:

Destination 2010

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$10,407,383	$1,045,145	$—	$(32,157)	$8,922,722
Nationwide Bond Index Fund	4,448,363	5,991,099	1,909,353	172,102	93,470	8,607,297
Nationwide Money Market Fund	886,596	498,397	400,297	8	—	984,696
Nationwide International Index Fund	3,038,110	1,309,032	2,117,129	77,652	365,599	1,984,901
Nationwide S&P 500 Index Fund	7,005,366	3,123,972	4,988,750	154,875	1,237,245	5,460,600
Nationwide Small Cap Index Fund	992,650	396,200	688,776	9,838	215,514	671,182
Nationwide Mid Cap Market Index Fund	2,140,356	941,928	1,857,114	25,121	590,735	1,343,648

Destination 2015

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$36,926,964	$3,126,738	$—	$(120,813)	$32,165,899
Nationwide Bond Index Fund	17,105,202	18,789,150	2,797,335	695,194	180,783	33,465,074
Nationwide Money Market Fund	1,064,034	3,137,180	221,185	9	—	3,980,029
Nationwide International Index Fund	14,236,980	4,658,230	6,928,149	385,049	1,803,273	10,647,167
Nationwide S&P 500 Index Fund	26,349,938	9,132,195	9,193,731	634,164	3,166,880	27,496,380
Nationwide Small Cap Index Fund	4,433,946	1,499,089	2,041,643	50,714	836,488	4,057,866
Nationwide Mid Cap Market Index Fund	8,816,886	3,019,794	5,515,568	107,824	2,258,180	6,766,698

Destination 2020

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$34,416,507	$1,406,824	$—	$(36,734)	$31,520,902
Nationwide Bond Index Fund	20,001,962	23,767,054	1,726,831	848,570	121,754	42,532,179
Nationwide Money Market Fund	1,171,127	546,085	95,437	10	—	1,621,775
Nationwide International Index Fund	19,278,552	7,813,091	5,573,512	560,643	1,105,526	19,485,118
Nationwide S&P 500 Index Fund	31,409,187	13,152,782	8,966,495	780,265	2,104,112	37,014,350
Nationwide Small Cap Index Fund	7,317,109	3,000,328	3,909,087	84,429	1,418,577	6,630,424
Nationwide Mid Cap Market Index Fund	10,914,258	4,691,040	4,549,820	134,428	1,917,131	11,595,515

2011 Annual Report	165

Notes to Financial Statements (Continued)

October 31, 2011

Destination 2025

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$27,477,991	$1,325,088	$—	$(35,432)	$24,945,314
Nationwide Bond Index Fund	13,668,976	16,183,163	1,404,922	590,740	93,769	28,786,720
Nationwide Money Market Fund	1,046,514	482,277	101,953	9	—	1,426,838
Nationwide International Index Fund	18,307,135	8,212,522	1,686,654	572,499	316,266	22,761,049
Nationwide S&P 500 Index Fund	31,310,896	13,144,826	8,888,462	797,809	1,969,174	37,013,604
Nationwide Small Cap Index Fund	8,720,854	3,545,598	3,811,761	104,937	1,499,183	8,750,160
Nationwide Mid Cap Market Index Fund	11,922,313	5,044,124	4,471,690	151,580	1,969,218	13,113,342

Destination 2030

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$26,544,645	$1,426,621	$—	$(29,238)	$23,970,001
Nationwide Bond Index Fund	12,845,379	6,378,926	822,599	500,941	61,005	18,672,049
Nationwide Money Market Fund	1,162,298	449,063	66,060	10	—	1,545,301
Nationwide International Index Fund	23,919,816	9,269,532	1,435,991	733,277	71,011	29,211,672
Nationwide S&P 500 Index Fund	37,171,825	13,073,509	4,252,645	952,168	263,342	47,931,635
Nationwide Small Cap Index Fund	10,895,776	3,703,478	2,464,350	133,101	997,391	12,564,650
Nationwide Mid Cap Market Index Fund	14,444,864	5,064,563	3,047,088	181,284	1,330,714	17,281,167

Destination 2035

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$12,453,673	$759,372	$—	$(12,912)	$11,182,284
Nationwide Bond Index Fund	5,334,960	3,134,215	1,976,737	214,696	139,185	6,629,865
Nationwide Money Market Fund	530,969	328,503	38,617	5	—	820,854
Nationwide International Index Fund	12,020,880	8,361,538	873,223	402,572	(69,142)	18,005,957
Nationwide S&P 500 Index Fund	16,434,835	11,106,671	1,212,541	461,678	43,247	27,226,930
Nationwide Small Cap Index Fund	5,531,300	3,895,611	411,607	76,441	163,617	9,242,268
Nationwide Mid Cap Market Index Fund	7,149,277	4,208,135	1,665,915	93,678	594,190	10,063,637

Destination 2040

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$10,722,217	$649,806	$—	$(13,153)	$9,626,589
Nationwide Bond Index Fund	2,707,949	1,313,754	1,417,539	102,403	85,316	2,666,605
Nationwide Money Market Fund	449,194	232,209	21,417	4	—	659,986
Nationwide International Index Fund	10,630,383	6,939,696	517,670	349,816	(29,033)	15,772,804
Nationwide S&P 500 Index Fund	13,901,726	6,826,045	940,226	373,343	186,200	20,525,726
Nationwide Small Cap Index Fund	5,614,496	3,199,182	282,111	75,199	111,185	8,777,279
Nationwide Mid Cap Market Index Fund	6,047,489	2,979,280	611,544	77,067	222,005	8,759,416

166	Annual Report 2011

Destination 2045

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$5,839,733	$87,436	$—	$(3,687)	$5,510,751
Nationwide Bond Index Fund	1,070,795	594,326	1,015,971	38,999	49,541	674,074
Nationwide Money Market Fund	213,149	138,516	18,520	2	—	333,146
Nationwide International Index Fund	5,043,470	3,987,267	433,424	168,883	111,590	7,968,352
Nationwide S&P 500 Index Fund	6,595,597	4,123,269	711,889	179,832	245,580	10,366,109
Nationwide Small Cap Index Fund	2,663,736	1,885,236	230,379	36,241	96,578	4,434,919
Nationwide Mid Cap Market Index Fund	2,869,266	1,799,139	406,658	36,745	194,201	4,425,484

Destination 2050

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$7,651,263	$184,572	$—	$(5,615)	$7,137,401
Nationwide Bond Index Fund	1,189,022	429,887	1,228,440	39,829	63,893	413,702
Nationwide Money Market Fund	295,838	130,746	18,774	3	—	407,809
Nationwide International Index Fund	7,306,170	4,185,580	498,546	231,068	184,411	10,158,332
Nationwide S&P 500 Index Fund	8,850,384	3,744,458	794,755	229,082	297,695	12,267,249
Nationwide Small Cap Index Fund	3,697,724	1,833,007	275,104	47,782	128,200	5,426,890
Nationwide Mid Cap Market Index Fund	3,982,762	1,686,943	485,603	49,215	253,122	5,415,909
Destination 2055(b)

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$293,830	$16,327	$—	$(418)	$267,982
Nationwide Bond Index Fund	—	51,232	52,828	971	1,689	94
Nationwide Money Market Fund	—	15,286	74	—	—	15,212
Nationwide International Index Fund	—	433,681	11,258	4,929	(730)	397,913
Nationwide S&P 500 Index Fund	—	484,897	28,911	4,205	(1,114)	459,839
Nationwide Small Cap Index Fund	—	220,289	10,316	896	(1,081)	204,565
Nationwide Mid Cap Market Index Fund	—	218,738	12,809	719	(746)	203,691

Retirement Income

Underlying Fund	Market Value at October 31, 2010	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2011
Nationwide Alternatives Allocation Fund(a)	$—	$11,781,235	$1,270,785	$—	$(64,602)	$10,001,573
Nationwide Bond Index Fund	1,498,822	4,865,098	1,065,121	73,878	44,055	5,339,240
Nationwide Money Market Fund	2,131,294	1,539,159	1,552,208	18	—	2,118,245
Nationwide International Index Fund	1,097,177	687,911	1,687,888	24,608	32,279	21,371
Nationwide S&P 500 Index Fund	3,960,540	2,683,517	4,311,866	88,166	601,916	2,476,788
Nationwide Mid Cap Market Index Fund	441,734	282,682	741,397	5,492	80,164	1,559

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

(b)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

2011 Annual Report	167

Notes to Financial Statements (Continued)

October 31, 2011

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.10% per year on $90,000,000 effective through July 20, 2011, and 0.08% per year on $90,000,000 effective July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended October 31, 2011.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2011, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$29,171,515	$26,451,681
Destination 2015	93,197,395	68,856,695
Destination 2020	103,483,224	60,326,341
Destination 2025	85,834,070	49,820,831
Destination 2030	75,170,212	39,920,983
Destination 2035	47,163,641	18,894,161
Destination 2040	34,901,389	14,599,020
Destination 2045	20,041,057	8,395,102
Destination 2050	21,442,882	10,853,564
Destination 2055(a)	1,927,915	352,564
Retirement Income	31,714,128	26,869,099
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies

Certain Underlying Funds invest in securities of foreign issuers that carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign

168	Annual Report 2011

government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Certain Underlying Funds invest in REITs and in real estate securities that carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Markets

Certain Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. An Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by an Underlying Fund.

Risks Associated with Derivatives

Certain Underlying Funds invest in derivatives that may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument-may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

2011 Annual Report	169

Notes to Financial Statements (Continued)

October 31, 2011

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of October 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	83.35%	3
Destination 2015	62.09	3
Destination 2020	64.03	3
Destination 2025	56.46	2
Destination 2030	55.81	2
Destination 2035	63.23	2
Destination 2040	50.70	1
Destination 2045	71.64	2
Destination 2050	71.01	2
Destination 2055	84.47	2
Retirement Income	61.64	3

10.  New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowing. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IRFSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities must disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the sensitivity of the fair value measurement to changes in the unobservable inputs, and the interrelationships between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds financial statement disclosures.

170	Annual Report 2011

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2011 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$571,835	$873,584	$1,445,419	$—	$1,445,419
Destination 2015	2,312,082	751,588	3,063,670	—	3,063,670
Destination 2020	2,414,278	452,734	2,867,012	—	2,867,012
Destination 2025	2,026,038	349,655	2,375,693	—	2,375,693
Destination 2030	2,224,538	572,364	2,796,902	—	2,796,902
Destination 2035	1,059,296	142,969	1,202,265	—	1,202,265
Destination 2040	821,231	184,170	1,005,401	—	1,005,401
Destination 2045	392,194	250,079	642,273	—	642,273
Destination 2050	572,685	774,377	1,347,062	—	1,347,062
Destination 2055(a)	9,361	—	9,361	—	9,361
Retirement Income	477,488	671,503	1,148,991	—	1,148,991

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2010 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$434,315	$—	$434,315	$—	$434,315
Destination 2015	1,440,230	247,568	1,687,798	—	1,687,798
Destination 2020	1,323,542	476,531	1,800,073	—	1,800,073
Destination 2025	1,086,492	514,792	1,601,284	—	1,601,284
Destination 2030	1,241,148	506,886	1,748,034	—	1,748,034
Destination 2035	515,476	330,384	845,860	—	845,860
Destination 2040	395,899	288,669	684,568	—	684,568
Destination 2045	183,229	118,301	301,530	—	301,530
Destination 2050	342,088	78,257	420,345	—	420,345
Retirement Income	303,612	—	303,612	—	303,612

Amounts designated as “—” are zero or have been rounded to zero.

2011 Annual Report	171

Notes to Financial Statements (Continued)

October 31, 2011

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$106,204	$2,348,005	$2,454,209	$—	$(657,641)	$1,796,568
Destination 2015	326,622	9,896,967	10,223,589	—	424,895	10,648,484
Destination 2020	438,834	9,119,234	9,558,068	—	1,816,657	11,374,725
Destination 2025	328,096	8,387,052	8,715,148	—	3,680,158	12,395,306
Destination 2030	250,080	6,753,598	7,003,678	—	11,177,798	18,181,476
Destination 2035	139,620	2,366,827	2,506,447	—	3,802,526	6,308,973
Destination 2040	85,010	2,006,747	2,091,757	—	3,895,436	5,987,193
Destination 2045	64,616	1,284,994	1,349,610	—	1,026,578	2,376,188
Destination 2050	69,009	2,203,860	2,272,869	—	3,207,006	5,479,875
Destination 2055(a)	11,106	—	11,106	—	(37,874)	(26,768)
Retirement Income	113,632	1,075,429	1,189,061	—	(577,978)	611,083

Amounts designated as “—” are zero or have rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$33,548,946	$413,846	$(1,071,487)	$(657,641)
Destination 2015	132,746,308	3,987,785	(3,562,890)	424,895
Destination 2020	161,540,148	6,107,630	(4,290,973)	1,816,657
Destination 2025	140,246,613	7,570,842	(3,890,684)	3,680,158
Destination 2030	144,603,112	14,903,034	(3,725,236)	11,177,798
Destination 2035	79,369,269	6,206,117	(2,403,591)	3,802,526
Destination 2040	62,892,969	5,791,517	(1,896,081)	3,895,436
Destination 2045	32,686,257	2,191,137	(1,164,559)	1,026,578
Destination 2050	38,020,286	4,373,556	(1,166,550)	3,207,006
Destination 2055	1,587,170	21,349	(59,223)	(37,874)
Retirement Income	26,871,009	95,418	(673,396)	(577,978)

172	Annual Report 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, and Nationwide Retirement Income Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and underlying funds’ transfer agents, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 22, 2011

2011 Annual Report	173

Supplemental Information

October 31, 2011 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the taxable year ended October 31, 2011, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	27.40%
Destination 2015	29.18%
Destination 2020	33.28%
Destination 2025	41.91%
Destination 2030	47.79%
Destination 2035	48.81%
Destination 2040	53.16%
Destination 2045	50.79%
Destination 2050	49.46%
Destination 2055(a)	25.45%
Retirement Income	15.91%
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Destination 2010	$873,584
Destination 2015	751,588
Destination 2020	452,734
Destination 2025	349,655
Destination 2030	572,364
Destination 2035	142,969
Destination 2040	184,170
Destination 2045	250,079
Destination 2050	774,377
Destination 2055(a)	—
Retirement Income	671,503
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

174	Annual Report 2011

Certain funds have derived net income from sources within foreign countries. As of October 31, 2011 the foreign source income for each Fund was as follows:

Fund	Amount
Destination 2055(a)	$4,929
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2011, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2055(a)	$500	0.00313
(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

2011 Annual Report	175

Management Information

October 31, 2011

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010 and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

176	Annual Report 2011

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2011 Annual Report	177

Management Information (Continued)

October 31, 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[4]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

178	Annual Report 2011

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Kevin Grether 1970	Interim Chief Compliance Officer since August 2011	Mr. Grether is Chief Compliance Officer of Nationwide Asset Management LLC, an SEC-registered investment adviser, since April 2007, and an Associate Vice President of Nationwide Mutual Insurance Company since February 2009[4]. From 2005 until April 2007, Mr. Grether was a compliance professional with Nationwide Financial Services, Inc[4]. Mr. Grether became the Interim Chief Compliance Officer of NFA in August 2011.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2011 Annual Report	179

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2011 Nationwide Funds Group.

All rights reserved.

AR-TD 12/11

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2010, and October 31, 2011.

	2010	2011
Audit Fees	$408,704	$449,615
Audit-Related Fees	$0	$0
Tax Fees	$122,589	$134,653
All Other Fees	$0	$0
Total	$531,293	$543,240

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2010, and October 31, 2011.

	2010	2011
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2010, and October 31, 2011:

	2010	2011
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2010, and October 31, 2011:

	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2011, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2010, and October 31, 2011, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I - Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer

	Date:	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer

	Date:	December 22, 2011

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer

	Date:	December 22, 2011

*	Print the name and title of each signing officer under his or her signature.